SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM N-14

                                                            ----
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933    /_X__/
                                                            ----
         Pre-Effective Amendment No. __                    /____/
                                                            ----
         Post-Effective Amendment No. ___                  /____/

                        (Check appropriate box or boxes)

                           JOHN HANCOCK CAPITAL SERIES
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

             101 Huntington Avenue, Boston, Massachusetts 02199-7603
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                (Address of principal executive office) Zip Code

                                 (617) 375-1702
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              (Registrant's Telephone Number, including Area Code)

                              Susan S. Newton, Esq.
                           John Hancock Advisers, LLC
                              101 Huntington Avenue
                                Boston, MA 02199
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

Title of Securities Being Registered: shares of beneficial interest of John Hancock Capital Series.

Approximate Date of Proposed Public Offering: As soon as practicable after the effectiveness of the registration statement.

No filing fee is required because an indefinite number of shares has previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended. This Registration Statement relates to shares previously registered on Form N-1A (File Nos. 2-29502 and 811-1677).

It is proposed that this filing will become effective on April 8, 2002 pursuant to Rule 488 under the Securities Act of 1933.

JHF LOGO
April 15, 2002
Dear Shareholder:

I am writing to ask for your vote on important matters concerning your investment in John Hancock Core Growth Fund and/or John Hancock Core Value Fund.

You may be aware that in addition to Core Growth Fund and Core Value Fund, John Hancock offers the John Hancock Core Equity Fund, which has a similar investment process but invests across both growth and value style equities. The trustees of your fund(s) are proposing the merger of Core Growth Fund and Core Value Fund into Core Equity Fund. As a result of the merger of your fund(s), you will receive shares of Core Equity Fund. The fund merger proposals have been unanimously approved by each fund's board of trustees, who believe the mergers will benefit you by increased diversification and economies of scale and the potential for lower fund operating expenses. The proposed changes will also allow your investments(s) to be part of a larger investment pool.

The proposed mergers are detailed in the enclosed proxy statement and summarized in the questions and answers on the following page. I suggest you read both thoroughly before voting.


Your Vote Makes a Difference!

No matter what the size your investment may be, your vote is critical. I urge you to review the enclosed materials and to complete, sign and return the enclosed proxy ballot to us immediately. Your prompt response will help avoid the need for additional mailings at your fund's expense. For your convenience you may vote:

|_| By mail - a postage paid envelope in enclosed
|_| By Phone - 1-800-225-5291
|_| By email - www.
|_| By Internet - www.jhfunds.com
 |_| Select shareholder entryway and click on the proxy-voting link

If you have any questions or need additional information, please contact your investment professional or call your Customer Service Representative at 1-800-225-5291, Monday through Friday between 8:00 a.m. and 5:30 p.m. Eastern time. I thank you for your prompt vote on this matter.


                                       Sincerely,

                                       /s/Maureen R. Ford
                                       ------------------
                                       Maureen R. Ford
                                       Chairman and Chief Executive Officer

Q: What are the changes being proposed?

A: Core Equity Fund has a larger asset base than Core Growth Fund and Core Value Fund. In addition, Core Growth Fund and Core Value Fund's operating expenses are both currently higher than Core Equity Fund's operating expenses. This expense differential exists although the Adviser is currently subsidizing both Core Growth Fund's and Core Value Fund's expenses. As a result of a merger with Core Equity Fund, shareholders of Core Growth Fund and Core Value Fund should experience lower overall expenses. Core Equity's larger asset level and broader investment objective will also allow Core Growth Fund and Core Value Fund a larger universe of investment opportunities from which to choose and may offer greater opportunity for future growth.

Q: What are the benefits of merging Core Growth Fund and Core Value Fund into Core Equity Fund ?

A: Your trustees firmly believe these mergers will eliminate the duplication of the legal, administration and portfolio management responsibilities associated with managing different mutual funds with the same investment style and process. In addition your investments will benefit from being part of a larger pool of assets and may result in lower expenses.

Q: Will this change affect the number of shares I currently have? Will there be any tax implications?

A: While the market value of your shares will remain the same, the number of shares you own in the Core Equity Fund will differ from those currently held in your Fund(s). There are no tax implications (no Form 1099R will be generated).

Q: Will my contact information and service team change?

A: No. You will still be serviced through a dedicated Service team within John Hancock Signature Services, the fund's transfer agent. You Client Relationship Contact at John Hancock Funds will also remain the same.

Q: How do I vote?

A: In order to facilitate the proxy voting process you may vote using one of four methods.

|_|  By mail - a postage paid envelope in enclosed
|_|  By Phone - 1-800-225-5291
|_|  By email - www.
|_|  By Internet: www.jhfunds.com
                  ---------------

Q: Does my vote make a difference?

A: Whether you are a large or small investor, your vote is important, and we urge you to participate in this process. The board of trustees of your fund(s) voted unanimously to recommend these changes, and your approval is needed to implement the changes.

JOHN HANCOCK CORE GROWTH FUND
JOHN HANCOCK CORE VALUE FUND
(each a "fund," and each a series of John Hancock Institutional Series Trust) 101 Huntington Avenue
Boston, MA 02199

NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS
SCHEDULED FOR MAY 29, 2002

This is the formal agenda for each fund's shareholder meeting. It tells you what matters will be voted on and the time and place of the meeting, in case you want to attend in person.

To the shareholders of each fund:

A joint shareholder meeting for your fund(s) will be held at 101 Huntington Avenue, Boston, Massachusetts on Wednesday, May 29, 2002 at 9:00 a.m., Eastern Time, to consider the following:

1. A proposal to approve an Agreement and Plan of Reorganization between John Hancock Core Growth Fund ("Core Growth Fund") and John Hancock Core Equity Fund ("Core Equity Fund"). Under this Agreement, your fund would transfer all of its assets to Core Equity Fund in exchange for shares of Core Equity Fund. These shares would be distributed proportionately to you and the other shareholders of Core Growth Fund. Core Equity Fund would also assume Core Growth Fund's liabilities. Core Growth Fund's board of trustees recommends that you vote FOR this proposal.

2. A proposal to approve an Agreement and Plan of Reorganization between John Hancock Core Value Fund ("Core Value Fund") and John Hancock Core Equity Fund ("Core Equity Fund"). Under this Agreement, your fund would transfer all of its assets to Core Equity Fund in exchange for shares of Core Equity Fund. These shares would be distributed proportionately to you and the other shareholders of Core Value Fund. Core Equity Fund would also assume Core Value Fund's liabilities. Core Value Fund's board of trustees recommends that you vote FOR this proposal.

3.    Any other business that may properly come before the meeting.

Shareholders of record as of the close of business on March 15, 2002 are entitled to vote at the meeting and any related follow-up meetings.

Whether or not you expect to attend the meeting, please complete and return the enclosed proxy card. If shareholders do not return their proxies in sufficient numbers, your fund will incur the cost of extra solicitations, which is indirectly borne by shareholders.

                                    By order of the board of trustees,


                                    Susan S. Newton
                                    Secretary

April 15, 2002

PROXY STATEMENT OF
JOHN HANCOCK CORE GROWTH FUND
JOHN HANCOCK CORE VALUE FUND
(each an "Acquired Fund" or "your fund" and each a series of John Hancock Institutional Series Trust)
101 Huntington Avenue
Boston, MA 02199

PROSPECTUS FOR
JOHN HANCOCK CORE EQUITY FUND
(the "Acquiring Fund" and a series of John Hancock Capital Series) 101 Huntington Avenue
Boston, MA 02199

This proxy statement and prospectus contains the information shareholders should know before voting on the proposed reorganizations. Please read it carefully and retain it for future reference.

How Each Reorganization Will Work

---------------------------------------------------------------------------------------------
                    Acquired Fund      Acquiring Fund      Shareholders Entitled to Vote
---------------------------------------------------------------------------------------------
Proposal 1          Core Growth Fund   Core Equity Fund    Core Growth Fund shareholders
---------------------------------------------------------------------------------------------
Proposal 2          Core Value Fund    Core Equity Fund    Core Value Fund shareholders
---------------------------------------------------------------------------------------------

o Each Acquired Fund will transfer all of its assets to the Acquiring Fund. The Acquiring Fund will assume the Acquired Fund's liabilities.

o The Acquiring Fund will issue Class A shares to each Acquired Fund in an amount equal to the value of each Acquired Fund's net assets attributable to its Class A shares. These shares will be distributed to each Acquired Fund's Class A shareholders in proportion to their holdings on the reorganization date.

o The Acquiring Fund will issue Class B shares to each Acquired Fund in an amount equal to the value of each Acquired Fund's net assets attributable to its Class B shares. These shares will be distributed to each Acquired Fund's Class B shareholders in proportion to their holdings on the reorganization date.

o The Acquiring Fund will issue Class C shares to each Acquired Fund in an amount equal to the value of each Acquired Fund's net assets attributable to its Class C shares. These shares will be distributed to each Acquired Fund's Class C shareholders in proportion to their holdings on the reorganization date.

o The Acquiring Fund will issue Class I shares to each Acquired Fund in an amount equal to the value of each Acquired Fund's net assets attributable to its Class I shares. These shares will be distributed to each Acquired Fund's Class I shareholders in proportion to their holdings on the reorganization date.

o Each Acquired Fund will be terminated and fund shareholders will become shareholders of the Acquiring Fund.

o     Each reorganization will be tax-free to shareholders.

Shares of the Acquiring Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank or other depository institution. These shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

Shares of the Acquiring Fund have not been approved or disapproved by the Securities and Exchange Commission. The Securities and Exchange Commission has not passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Why Each Acquired Fund's Trustees are Recommending the Reorganizations

The Acquired Funds' trustees believe that reorganizing each fund into a larger fund with similar investment policies will enable the shareholders of the funds to benefit from increased diversification, the ability to achieve better net prices on securities trades and economies of scale that may contribute to a lower expense ratio. Therefore, the trustees recommend that Acquired Fund shareholders vote FOR the reorganization.

-----------------------------------------------------------------------------------------------------------------------------
Where to Get More Information
-----------------------------------------------------------------------------------------------------------------------------
Class A, B and C prospectus of Core Equity Fund (the       In the same envelope as this proxy statement and prospectus.
"Acquiring Fund") dated March 1, 2002. Class I             Incorporated by reference into this proxy statement and
prospectus of the Acquiring Fund dated March 1, 2002.      prospectus.
-----------------------------------------------------------------------------------------------------------------------------
The Acquiring Fund's annual report to shareholders
dated December 31, 2001.
-----------------------------------------------------------------------------------------------------------------------------
Class A, B and C prospectus for the Aquired Funds          On file with the Securities and Exchange Commission ("SEC") and
dated March 1, 2002. Class I prospectus for the            available at no charge by calling 1-800-225-5291. Incorporated by
Acquired Funds dated July 2, 2001. The Acquired Funds'     reference into this proxy statement and prospectus.
annual and semiannual reports to shareholders.
-----------------------------------------------------------------------------------------------------------------------------
A statement of additional information dated April 15,
2002. It contains additional information about the
Acquired Funds and the Acquiring Fund.
-----------------------------------------------------------------------------------------------------------------------------
To ask questions about this proxy statement and            Call our toll-free telephone number: 1-800-225-5291
prospectus.
-----------------------------------------------------------------------------------------------------------------------------

       The date of this proxy statement and prospectus is April 15, 2002.

TABLE OF CONTENTS
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                                                                            Page
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INTRODUCTION...............................................................
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PROPOSAL 1 - CORE GROWTH FUND..............................................
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     Summary...............................................................
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     Investment risks......................................................
--------------------------------------------------------------------------------
     Proposal To Approve The Agreement And Plan Of Reorganization..........
--------------------------------------------------------------------------------
PROPOSAL 2 - CORE VALUE FUND...............................................
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     Summary...............................................................
--------------------------------------------------------------------------------
     Investment risks......................................................
--------------------------------------------------------------------------------
     Proposal To Approve The Agreement And Plan Of Reorganization..........
--------------------------------------------------------------------------------
FURTHER INFORMATION ON EACH REORGANIZATION.................................
--------------------------------------------------------------------------------
CAPITALIZATION.............................................................
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ADDITIONAL INFORMATION ABOUT THE FUNDS' BUSINESSES.........................
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BOARDS' EVALUATION AND RECOMMENDATION......................................
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VOTING RIGHTS AND REQUIRED VOTE............................................
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INFORMATION CONCERNING THE MEETING.........................................
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OWNERSHIP OF SHARES OF THE FUNDS...........................................
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EXPERTS....................................................................
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AVAILABLE INFORMATION......................................................
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EXHIBIT A - FORM OF AGREEMENT AND PLAN OF REORGANIZATION
--------------------------------------------------------------------------------

INTRODUCTION

This proxy statement and prospectus is being used by the Acquired Funds' board of trustees to solicit proxies to be voted at a special meeting of each Acquired Fund's shareholders. This meeting will be held at 101 Huntington Avenue, Boston, Massachusetts on Wednesday, May 29, 2002 at 9:00 a.m., Eastern Time. The purpose of the meeting is to consider proposals to approve Agreements and Plans of Reorganization providing for the reorganization of the Acquired Funds into the Acquiring Fund. This proxy statement and prospectus is being mailed to your fund's shareholders on or about April 15, 2002.

For each proposal, this proxy statement and prospectus includes information that is specific to that proposal, including a summary of more complete information appearing later in the proxy statement. In addition, the information beginning on page ___ is relevant to all proposals. Please read the sections of the proxy statement related specifically to your fund(s), as well as the information relevant to all proposals, carefully, as well as Exhibit A and the enclosed materials.

Who is Eligible to Vote?

Shareholders of record on March 15, 2002 are entitled to attend and vote at the meeting or any adjourned meeting. Each share is entitled to one vote. Shares represented by properly executed proxies, unless revoked before or at the meeting, will be voted according to shareholders' instructions. If you sign a proxy but do not fill in a vote, your shares will be voted to approve the Agreement and Plan of Reorganization. If any other business comes before the meeting, your shares will be voted at the discretion of the persons named as proxies.

PROPOSAL 1
APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION BETWEEN CORE GROWTH FUND AND CORE EQUITY FUND

A proposal to approve an Agreement and Plan of Reorganization between Core Growth Fund and Core Equity Fund. Under this Agreement, Core Growth Fund would transfer all of its assets to Core Equity Fund in exchange for shares of Core Equity Fund. These shares would be distributed proportionately to the shareholders of Core Growth Fund. Core Equity Fund would also assume Core Growth Fund's liabilities. Core Growth Fund's Board of Trustees recommends that shareholders vote FOR this proposal.

SUMMARY

Comparison of Core Growth Fund to Core Equity Fund

-------------------------------------------------------------------------------------------------------------------------------
                                           Core Growth Fund                                  Core Equity Fund
-------------------------------------------------------------------------------------------------------------------------------
Business                  A diversified series of John Hancock               A diversified series of John Hancock Capital
                          Institutional Series Trust.  The Trust is an       Series, an open-end investment management
                          open-end investment management company organized   company organized as a Massachusetts Business
                          as a Massachusetts Business Trust.                 Trust.
------------------------------------------------------------------------------------------------------------------------------
Net assets as of          $48.2 million                                      $662.8 million
December 31, 2001
------------------------------------------------------------------------------------------------------------------------------
Investment adviser,       Investment Adviser:                                Investment Adviser:
subadviser and portfolio  John Hancock Advisers, LLC                         John Hancock Advisers, LLC
managers
                          Subadviser:                                        Subadviser:

                          Independence Investment LLC                        Independence Investment LLC
                          -A subsidiary of John Hancock Financial            -A subsidiary of John Hancock Financial
                             Services, Inc.                                     Services, Inc.
                          -Founded in 1982                                   -Founded in 1982
                          -Supervised by the adviser                         -Supervised by the adviser

                          Portfolio Managers:                                Portfolio Managers:
                          -Team responsible for day-to-day investment        -Team responsible for day-to-day investment
                          management                                         management
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
Investment objective      The fund seeks capital appreciation.  This         The fund seeks above-average total return
                          objective can be changed without shareholder       (capital appreciation plus income).
                          approval.
------------------------------------------------------------------------------------------------------------------------------
Primary Investments       The fund invests in a diversified portfolio of     The fund normally invests at least 80% of its
                          primarily large-capitalization stocks and          assets in a diversified portfolio of equity
                          emphasizes stocks of companies with relatively     securities which are primarily large
                          high potential long-term earnings growth.  The     capitalization stocks.  Equity securities
                          fund's risk profile is substantially similar to    include common and preferred stocks and their
                          that of the Russell 1000 Growth Index.  In normal  equivalents.  The portfolio's risk profile is
                          market conditions, the fund is almost entirely     similar to that of the S&P 500 Index.  Under
                          invested in stocks.                                normal circumstances, the fund is almost
                                                                             entirely invested in stocks.
------------------------------------------------------------------------------------------------------------------------------
Foreign Securities        Each fund may invest in foreign securities that are U.S. dollar-denominated.
------------------------------------------------------------------------------------------------------------------------------
Diversification           The fund is diversified and, with respect to 75%   The fund is diversified and cannot invest more
                          of total assets, cannot invest more than 5% of     than 5% of total assets in securities of a
                          total assets in securities of a single issuer.     single issuer.
------------------------------------------------------------------------------------------------------------------------------
Derivatives               Each fund may make limited use of certain derivatives (investments whose value is based on indexes or securities).
------------------------------------------------------------------------------------------------------------------------------
Temporary defensive       In abnormal market conditions, the fund may        In abnormal circumstances, the fund may
positions                 temporarily invest extensively in                  temporarily invest more than 20% of its assets
                          investment-grade short-term securities. In these   in investment-grade short-term securities.  In
                          and other cases, the fund might not achieve its    these and other cases, the fund might not
                          goal.                                              achieve its goal.
------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
CLASSES OF SHARES
----------------------------------------------------------------------------------------------------
                              Core Growth Fund                           Core Equity Fund
----------------------------------------------------------------------------------------------------
Class A sales charges     The Class A shares of both funds have the same characteristics and fee
and 12b-1 fees:           structure.

                          o     Class A shares are offered with front-end sales charges ranging from
                                2% to 5% of the fund's offering price, depending on the amount invested.

                          o     Class A shares are subject to a 12b-1 distribution fee equal to
                                0.30% annually of average net assets.

                          o     There is no front-end sales charge for investments of $1 million or more, but there is a contingent deferred sales charge ranging from
                                0.25% to 1.00% on shares sold within one year of purchase.

                          o     Investors can combine multiple purchases of Class A shares to take advantage of breakpoints in the sales charge schedule.

                          o     Sales charges are waived for the categories of investors listed in the funds' prospectuses.
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
Class B sales charges     The Class B shares of both funds have the same characteristics and fee
and 12b-1 fees:           structure.

                          o     Class B shares are offered without a front-end sales charge, but are subject to a contingent deferred sales charge (CDSC) if sold within six years after purchase. The CDSC ranges from 1.00% to 5.00%
                                depending on how long the shares are held. No CDSC is imposed on shares held more than six years.

                          o     Class B shares are subject to 12b-1 distribution and service fees equal to 1.00% annually of average net assets.

                          o     CDSCs are waived for the categories of investors listed in the funds' prospectus.

                          o     Class B shares automatically convert to Class A shares after eight years.
----------------------------------------------------------------------------------------------------
Class C sales charges     The Class C shares of both funds have the same characteristics and fee
and 12b-1 fees:           structure.

                          o     Class C shares are offered with a front-end sales charge equal to
                                1.00% of the fund's offering price.

                          o     Class C shares are subject to a contingent deferred sales charge of
                                1.00% on shares sold within one year of purchase.

                          o     Class C shares are subject to 12b-1 distribution and service fees equal to 1.00% annually of average net assets.

                          o     No automatic conversion to Class A shares, so annual expenses continue at the Class C level throughout the life of the investment.
----------------------------------------------------------------------------------------------------
Class I sales charges     The Class I shares of both funds have the same characteristics and fee
and 12b-1 fees            structure.

                          o     Class I shares of both funds have no sales charge and no 12b-1 fee.

                          o     Class I shares are offered to certain types of investors, as listed in each fund's prospectus for Class I shares.
----------------------------------------------------------------------------------------------------
12b-1 fees:               o     These fees are paid out of a fund's assets on an on-going basis.
                                Over time these fees will increase the cost of investments and may cost more than other types of sales charges.
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
BUYING, SELLING AND EXCHANGING SHARES
----------------------------------------------------------------------------------------------------
                             Both Core Growth Fund and Core Equity Fund
----------------------------------------------------------------------------------------------------
Buying shares:            Investors may buy shares at their public offering price through a financial representative or the funds' transfer agent, John Hancock
                          Signature Services, Inc. After March 15, 2002, investors will not be allowed to open new accounts in Core Growth Fund but can add to existing accounts.
----------------------------------------------------------------------------------------------------
Minimum initial           Class A, Class B and Class C Shares: $1,000 for non-retirement accounts
investment:               and $250 for retirement accounts and group investments.

                          Class I shares: $10,000. No minimum investment for retirement plans with at least 350 eligible employees.
----------------------------------------------------------------------------------------------------
Exchanging shares:        Shareholders may exchange their shares at net asset value with no sales charge for shares of the same class of any other John Hancock fund.
----------------------------------------------------------------------------------------------------
Selling shares:           Shareholders may sell their shares by submitting a proper written or telephone request to John Hancock Signature Services, Inc.
----------------------------------------------------------------------------------------------------
Net asset value:          All purchases, exchanges and sales are made at a price based on the next determined net asset value per share (NAV) of the fund. Both funds' NAVs are determined at the close of regular trading on the New York Stock
                          Exchange, which is normally 4:00 p.m. Eastern time.
----------------------------------------------------------------------------------------------------

The Funds' Expenses

Shareholders of both funds pay various expenses, either directly or indirectly. The expense table appearing below shows the expenses for the twelve-month period ended December 31, 2001, adjusted to reflect any changes. Core Equity Fund's Class I shares have no operational history. As a result, Class I expenses were projected based on expenses incurred by other classes of the Fund. Future expenses for all classes may be greater or less. The examples contained in the expense table show what you would pay if you invested $10,000 over the various time periods indicated. Each example assumes that you reinvested all dividends and that the average annual return was

5%. The examples are for comparison purposes only and are not a representation of either fund's actual expenses or returns, either past or future.

Pro Forma Expenses

The board of trustees of another John Hancock fund, John Hancock Core Value Fund, has recommended that Core Value Fund also reorganize into Core Equity Fund. The reorganization of Core Growth Fund with Core Equity Fund, however, does not depend upon whether the reorganization involving Core Value Fund occurs. Your trustees expect the total expenses paid by Core Equity Fund to increase slightly if both reorganizations do occur.

The following expense table shows the hypothetical ("pro forma") expenses of Core Equity Fund assuming (1) that a reorganization with Core Growth Fund, but not John Hancock Core Value Fund, occurred on December 31, 2000 or (2) that a reorganization with both your fund and John Hancock Core Value Fund occurred on December 31, 2000. The expenses shown in both tables are based on fees and expenses incurred during the twelve months ended December 31, 2001. Core Equity Fund's Class I shares have no operational history. As a result, Class I expenses were projected based on expenses incurred by other classes of the Fund. Core Equity Fund's actual expenses after the reorganization may be greater or less than those shown. The pro forma examples contained in the expense table show what you would pay on a $10,000 investment if the reorganization had occurred on December 31, 2000. Each example assumes that you reinvested all dividends and that the average annual return was 5%. The pro forma examples are for comparison purposes only and are not a representation of Core Equity Fund's actual expenses or returns, either past or future.

                                                                                                                 Core Equity Fund
                                                                                                                    (PRO FORMA
                                                                                            Core Equity Fund       for the year
                                                                                               (PRO FORMA        ended 12/31/01)
                                                                                              for the year          (Assuming
                                                                                            ended 12/31/01)       reorganization
                                                                                               (Assuming               with
                                                             Core                          reorganization with    Core Growth Fund
                                                            Growth         Core Equity      Core Growth Fund      and Core Value
                                                             Fund             Fund               only)                Fund)
Shareholder
transaction expenses                                        Class A          Class A            Class A              Class A
-----------------------------------------------------------------------------------------------------------------------------------
Maximum sales charge (load) imposed on purchases             5.00%            5.00%              5.00%                5.00%
   (as a % of purchase price)
Maximum sales charge imposed on reinvested                    none            none                none                 none
   dividends
Maximum deferred sales charge (load) as a % of                none            none                none                 none
   purchase or sale price, whichever is less(1)
Redemption fee(2)                                             none            none                none                 none
Exchange fee                                                  none            none                none                 none

Annual fund operating expenses
(as a % of average net assets)                              Class A          Class A            Class A              Class A
-----------------------------------------------------------------------------------------------------------------------------------
Management fee                                               0.80%            0.75%              0.75%                0.75%
Distribution and service (12b-1) fee                         0.30%            0.30%              0.30%                0.30%
Other expenses                                               1.02%            0.42%              0.45%                0.45%
Total fund operating expenses                                2.12%            1.47%              1.50%                1.50%
Expense reduction(3)                                         0.21%            none                none                 none
Net fund operating expenses                                  1.91%            1.47%              1.50%                1.50%

                                                                                             Core Equity
                                                                                                Fund            Core Equity Fund
                                                                                              (PRO FORMA           (PRO FORMA
                                                                                             for the year         for the year
                                                                                           ended 12/31/01)      ended 12/31/01)
                                                                                              (Assuming            (Assuming
                                                                                            reorganization    reorganization with
                                                              Core                              with             Core Growth Fund
                                                             Growth      Core Equity       Core Growth Fund      and Core Value
                                                              Fund          Fund                only)                Fund)
-----------------------------------------------------------------------------------------------------------------------------------
Shareholder
transaction expenses                                        Class B          Class B           Class B               Class B
-----------------------------------------------------------------------------------------------------------------------------------
Maximum sales charge (load) imposed on purchases              none            none               none                 none
   (as a % of purchase price)
Maximum sales charge imposed on reinvested                    none            none               none                 none
   dividends
Maximum deferred sales charge (load) as a % of               5.00%            5.00%             5.00%                5.00%
   purchase or sale price, whichever is less
Redemption fee(2)                                             none            none               none                 none
Exchange fee                                                  none            none               none                 none

-----------------------------------------------------------------------------------------------------------------------------------
Annual fund operating expenses
(as a % of average net assets)                              Class B          Class B           Class B              Class B
-----------------------------------------------------------------------------------------------------------------------------------
Management fee                                               0.80%            0.75%             0.75%                0.75%
Distribution and service (12b-1) fee                         1.00%            1.00%             1.00%                1.00%
Other expenses                                               1.02%            0.42%             0.45%                0.45%
Total fund operating expenses                                2.82%            2.17%             2.20%                2.20%
Expense reduction(3)                                         0.21%            none               none                 none
Net fund operating expenses                                  2.61%            2.17%             2.20%                2.20%

Shareholder
transaction expenses                                        Class C          Class C           Class C              Class C
-----------------------------------------------------------------------------------------------------------------------------------
Maximum sales charge (load) imposed on purchases             1.00%            1.00%             1.00%                1.00%
   (as a % of purchase price)
Maximum sales charge imposed on reinvested                    none            none               none                 none
   dividends
Maximum deferred sales charge (load) as a % of               1.00%            1.00%             1.00%                1.00%
   purchase or sale price, whichever is less
Redemption fee(2)                                             none            none               none                 none
Exchange fee                                                  none            none               none                 none

Annual fund operating expenses
(as a % of average net assets)                              Class C          Class C           Class C              Class C
-----------------------------------------------------------------------------------------------------------------------------------
Management fee                                               0.80%            0.75%             0.75%                0.75%
Distribution and service (12b-1) fee                         1.00%            1.00%             1.00%                1.00%
Other expenses                                               1.02%            0.42%             0.45%                0.45%
Total fund operating expenses                                2.82%            2.17%             2.20%                2.20%
Expense reduction(3)                                         0.21%            none               none                 none
Net fund operating expenses                                  2.61%            2.17%             2.20%                2.20%

                                                                                             Core Equity
                                                                                                Fund            Core Equity Fund
                                                                                              (PRO FORMA           (PRO FORMA
                                                                                             for the year         for the year
                                                                                           ended 12/31/01)      ended 12/31/01)
                                                                                              (Assuming            (Assuming
                                                                                            reorganization    reorganization with
                                                              Core                              with             Core Growth Fund
                                                             Growth      Core Equity       Core Growth Fund      and Core Value
                                                              Fund          Fund                only)                Fund)
-----------------------------------------------------------------------------------------------------------------------------------
Shareholder
transaction expenses                                        Class I          Class I           Class I              Class I
-----------------------------------------------------------------------------------------------------------------------------------
Maximum sales charge (load) imposed on purchases              none            none               none                 none
   (as a % of purchase price)
Maximum sales charge imposed on reinvested                    none            none               none                 none
   dividends
Maximum deferred sales charge (load) as a % of                none            none               none                 none
   purchase or sale price, whichever is less
Redemption fee                                                none            none               none                 none
Exchange fee                                                  none            none               none                 none

Annual fund operating expenses
(as a % of average net assets)                              Class I          Class I           Class I              Class I
-----------------------------------------------------------------------------------------------------------------------------------
Management fee                                               0.80%            0.75%             0.75%                0.75%
Distribution and service (12b-1) fee                          none            none               none                 none
Other expenses                                               0.36%            0.11%             0.12%                0.12%
Total fund operating expenses                                1.16%            0.86%             0.87%                0.87%
Expense reduction(3)                                         0.21%            none               none                 none
Net fund operating expenses                                  0.95%            0.86%             0.87%                0.87%

      (1) Except for investments of $1 million or more.
      (2 Does not include wire redemption fee (currently $4.00).
      (3) The Adviser has agreed to limit Core Growth Fund's operating expenses, excluding 12b-1 and transfer agent fees, to 0.90% of the Fund's average daily net assets.

EXAMPLES

                                                            Core Equity Fund              Core Equity Fund
                                                              (PRO FORMA)                   (PRO FORMA)
                                                               (Assuming                     (Assuming
                                               Core        reorganization with          reorganization with
Class A                     Core Growth       Equity        Core Growth Fund           Core Growth Fund and
                               Fund            Fund               only)                 Core Value Fund)
--------------------------------------------------------------------------------------------------------------
Year 1                        $  695          $  642               $  645                     $  645
Year 3                        $1,122          $  942               $  950                     $  950
Year 5                        $1,573          $1,263               $1,278                     $1,278
Year 10                       $2,822          $2,170               $2,201                     $2,201

                                                                                                       Core Equity Fund
                                                                             Core Equity Fund             (PRO FORMA
                                                                                (PRO FORMA               for the year
                                                                               for the year             ended 12/31/01)
                                                                             ended 12/31/01)               (Assuming
                                                                                (Assuming             reorganization with
                                           Core Growth      Core Equity    reorganization with     Core Growth Fund and Core
                                               Fund            Fund       Core Growth Fund only)          Value Fund)
Class B - assuming
redemption at end of period
-------------------------------------------------------------------------------------------------------------------------------
Year 1                                        $  775           $  720            $  723                      $  723
Year 3                                        $1,165           $  979            $  988                      $  988
Year 5                                        $1,680           $1,364            $1,380                      $1,380
Year 10                                       $2,974           $2,326            $2,357                      $2,357

Class B - assuming no redemption
-------------------------------------------------------------------------------------------------------------------------------
Year 1                                        $  275           $  220            $  223                      $  223
Year 3                                        $  865           $  679            $  688                      $  688
Year 5                                        $1,480           $1,164            $1,180                      $1,180
Year 10                                       $2,974           $2,326            $2,357                      $2,357

Class C - assuming
redemption at end of period
-------------------------------------------------------------------------------------------------------------------------------
Year 1                                        $  471           $  417            $  420                      $  420
Year 3                                        $  956           $  772            $  781                      $  781
Year 5                                        $1,565           $1,253            $1,268                      $1,268
Year 10                                       $3,209           $2,578            $2,609                      $2,609

Class C - assuming no redemption
-------------------------------------------------------------------------------------------------------------------------------
Year 1                                        $  372           $  318            $  321                      $  321
Year 3                                        $  956           $  772            $  781                      $  781
Year 5                                        $1,565           $1,253            $1,268                      $1,268
Year 10                                       $3,209           $2,578            $2,609                      $2,609

Class I
-------------------------------------------------------------------------------------------------------------------------------
Year 1                                        $  108           $   88            $   89                      $   89
Year 3                                        $  359           $  274            $  278                      $  278
Year 5                                        $  629           $  477            $  482                      $  482
Year 10                                       $1,400           $1,061            $1,073                      $1,073

The Reorganization

o The reorganization is scheduled to occur at 5:00 p.m., Eastern Time, on June 7, 2002, but may occur on any later date before December 31, 2002. Core Growth Fund will transfer all of its assets to Core Equity Fund. Core Equity Fund will assume Core Growth Fund's liabilities. The net asset value of both funds will be computed as of 5:00 p.m., Eastern Time, on the reorganization date.

o Core Equity Fund will issue to Core Growth Fund Class A shares in an amount equal to the net assets attributable to Core Growth Fund's Class A shares. These shares will immediately be distributed to Core Growth Fund's Class A shareholders in proportion to their holdings on the reorganization date. As a result, Class A shareholders of Core Growth Fund will end up as Class A shareholders of Core Equity Fund.

o Core Equity Fund will issue to Core Growth Fund Class B shares in an amount equal to the net assets attributable to Core Growth Fund's Class B shares. These shares will immediately be distributed to Core Growth Fund's Class B shareholders in proportion to their holdings on the reorganization date. As a result, Class B shareholders of Core Growth Fund will end up as Class B shareholders of Core Equity Fund.

o Core Equity Fund will issue to Core Growth Fund Class C shares in an amount equal to the net assets attributable to Core Growth Fund's Class C shares. These shares will immediately be distributed to Core Growth Fund's Class C shareholders in proportion to their holdings on the reorganization date. As a result, Class C shareholders of Core Growth Fund will end up as Class C shareholders of Core Equity Fund.

o Core Equity Fund will issue to Core Growth Fund Class I shares in an amount equal to the net assets attributable to Core Growth Fund's Class I shares. These shares will immediately be distributed to Core Growth Fund's Class I shareholders in proportion to their holdings on the reorganization date. As a result, Class I shareholders of Core Growth Fund will end up as Class I shareholders of Core Equity Fund.

o     After the shares are issued, Core Growth Fund will be terminated.

o The reorganization will be tax-free and will not take place unless both funds receive a satisfactory opinion concerning the tax consequences of the reorganization from Hale and Dorr LLP, counsel to the funds.

The following diagram shows how the reorganization would be carried out.

---------------------------                         ----------------------------
     Core Growth Fund           Core Growth Fund         Core Equity Fund
    transfers assets &             assets and        receives assets & assumes
liabilities to Core Equity        liabilities        liabilities of Core Growth
           Fund                                                Fund
---------------------------                         ----------------------------

------------  ------------                          ------------   ------------
Class A & B   Class C & I                           Issues Class   Issues Class
shareholders  shareholders                            C & I            A & B
                                                      Shares           Shares
------------  ------------                          ------------   ------------

            Core Growth Fund receives Core Equity Fund Class A, B, C
              & I shares and distributes them to Core Growth Fund's
                         Class A, B, C & I shareholders

Other Consequences of the Reorganization. Each fund pays monthly advisory fees equal to the following annual percentage of its average daily net assets:

---------------------------------------------------
Fund Asset Breakpoints         Core Growth Fund
---------------------------------------------------
First $500 Million                  0.800%
---------------------------------------------------
Amount over $500 Million            0.750%
---------------------------------------------------

---------------------------------------------------
Fund Asset Breakpoints         Core Equity Fund
---------------------------------------------------
First $750 Million                  0.750%
---------------------------------------------------
Amount over $750 Million            0.700%
---------------------------------------------------

Independence Investment, LLC ("Independence"), a wholly-owned subsidiary of John Hancock Financial Services, Inc., serves as subadviser to both the Acquired Fund and the Acquiring Fund. In this capacity, Independence has primary responsibility for making investment decisions for each Fund's investment portfolio and placing orders with brokers and dealers to implement those decisions. Independence receives its compensation from the Adviser, and the Funds pay no subadvisory fees over and above the management fee they pay to the Adviser. Independence receives subadvisory fees from the Adviser at the same rate for the Acquired Fund and the Acquiring Fund: 55% of the advisory fee received by the Adviser. With respect to Core Growth Fund, Independence waived its subadvisory fee during the twelve month period ended December 31, 2001. Effective June 7, 2002, for Core Equity Fund, the subadvisory fee paid by the Adviser to Independence will be reduced to 51% of the advisory fee received by the Adviser.

Core Equity Fund's management fee rate of 0.75% and its pro forma management fee rate of 0.75% are lower than Core Growth Fund's management fee rate of 0.80%. Core Equity Fund's other expenses of 0.42% and its pro forma other expenses of 0.45% are also substantially lower than Core Growth Fund's other expenses of 1.02%. Both funds have the same 12b-1 fees for Class A shares (0.30%) and Class B and Class C shares (1.00%). Core Equity Fund's current annual Class A expense ratio (equal to 1.47% of average net assets) and its pro forma Class A expense ratio (equal to 1.50% of average net assets) are substantially lower than Core Growth Fund's current Class A expense ratio (equal to 1.91% of average net assets). Core Equity Fund's current annual Class B and Class C expense ratio (equal to 2.17% of average net assets) and its pro forma Class B and Class C expense ratio (equal to 2.20% of average net assets) are also substantially lower than Core Growth Fund's current Class B and Class C expense ratio (equal to 2.61% of average net assets). Core Equity Fund's pro forma expense ratio for Class I of 0.87% is also lower than Core Growth Fund's current annual Class I expense ratio of 0.95%. Core Growth Fund's expense ratios referenced above are after the expense reduction and are substantially higher without the expense reduction, which may not be extended beyond June 30, 2002.

INVESTMENT RISKS

The funds are exposed to various risks that could cause shareholders to lose money on their investments in the funds. The following table compares the risks affecting each fund.

--------------------------------------------------------------------------------------------------------------------------------
                                       Core Growth Fund                                     Core Equity Fund
--------------------------------------------------------------------------------------------------------------------------------
Stock market risk       The value of securities in the fund may go down in response to overall stock market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. If the fund concentrates in certain sectors, its performance could be worse than that of the overall stock market.
--------------------------------------------------------------------------------------------------------------------------------
Manager risk            The manager and its strategy may fail to produce the intended results. The fund could underperform its peers or lose money if the manager's investment strategy does not perform as expected.
--------------------------------------------------------------------------------------------------------------------------------
Investment              The large capitalization growth stocks in which        The large capitalization stocks in which the
category risk           the fund primarily invests could fall out of           fund primarily invests could fall out of favor
                        favor with the market, causing the fund to             with the market, causing the fund to
                        underperform funds that focus on small or medium       underperform funds that focus on small or
                        capitalization stocks or on value stocks.              medium capitalization stocks.
--------------------------------------------------------------------------------------------------------------------------------
Small and medium        The fund's investments in small or medium capitalization companies may be
capitalization          subject to larger and more erratic price movements than investments in large
company risk            capitalization companies.
--------------------------------------------------------------------------------------------------------------------------------
Foreign securities      Foreign investments involve additional risks, including potentially inadequate
risk                    or inaccurate financial information and social or political instability.
--------------------------------------------------------------------------------------------------------------------------------
Derivatives risk        Certain derivative instruments can produce disproportionate gains or losses and are riskier than direct investments. Also, in a down market derivatives could become harder to value or sell at a fair price.
--------------------------------------------------------------------------------------------------------------------------------
Turnover risk           In general, the greater the volume of buying and selling by a fund (and the higher its "turnover rate"), the greater the impact that transaction costs will have on the fund's performance. The fund's turnover rate may exceed 100%, which is considered relatively high.
--------------------------------------------------------------------------------------------------------------------------------

PROPOSAL TO APPROVE THE AGREEMENT
AND PLAN OF REORGANIZATION

Description of Reorganization

You are being asked to approve an Agreement and Plan of Reorganization, a form of which is attached as Exhibit A. The Agreement provides for a reorganization on the following terms:

o The reorganization is scheduled to occur at 5:00 p.m., Eastern time, on June 7, 2002, but may occur on any later date before December 31, 2002. Core Growth Fund will transfer all of its assets to Core Equity Fund and Core Equity Fund will assume all of Core Growth Fund's liabilities. This will result in the addition of Core Growth Fund's assets to Core Equity Fund's portfolio. The net asset value of both funds will be computed as of 5:00 p.m., Eastern time, on the reorganization date.

o Core Equity Fund will issue to Core Growth Fund Class A shares in an amount equal to the net assets attributable to Core Growth Fund's Class A shares. As part of the liquidation of Core Growth Fund, these shares will immediately be distributed to Class A shareholders of record of Core Growth Fund in proportion to their holdings on the reorganization date. As a result, Class A shareholders of Core Growth Fund will end up as Class A shareholders of Core Equity Fund.

o Core Equity Fund will issue to Core Growth Fund Class B shares in an amount equal to the net assets attributable to Core Growth Fund's Class B shares. As part of the liquidation of Core Growth Fund, these shares will immediately be distributed to Class B shareholders of record of Core Growth Fund in proportion to their holdings on the reorganization date. As a result, Class B shareholders of Core Growth Fund will end up as Class B shareholders of Core Equity Fund.

o Core Equity Fund will issue to Core Growth Fund Class C shares in an amount equal to the net assets attributable to Core Growth Fund's Class C shares. As part of the liquidation of Core Growth Fund, these shares will immediately be distributed to Class C shareholders of record of Core Growth Fund in proportion to their holdings on the reorganization date. As a result, Class C shareholders of Core Growth Fund will end up as Class C shareholders of Core Equity Fund.

o Core Equity Fund will issue to Core Growth Class I shares in an amount equal to the net assets attributable to Core Growth's Class I shares. These shares will immediately be distributed to Core Growth's Class I shareholders in proportion to their holdings on the reorganization date. As a result, Class I shareholders of Core Growth will end up as Class I shareholders of Core Equity Fund.

o After the shares are issued, the existence of Core Growth Fund will be terminated.

Reasons for the Proposed Reorganization

The board of trustees of Core Growth Fund believes that the proposed reorganization will be advantageous to the shareholders of Core Growth Fund for several reasons. The board of trustees considered the following matters, among others, in approving the proposal.

First, that shareholders may be better served by a fund offering greater diversification. Core Equity Fund has a larger asset size than your fund and invests in similar types of securities. Combining the funds' assets into a single investment portfolio will afford greater diversification.

Second, Core Equity Fund's expenses are lower than Core Growth Fund's total expenses. As a result of the reorganization, shareholders of Core Growth Fund will experience a reduction in the total amount of fees, as a percentage of average net assets, that they indirectly pay.

Third, that Core Equity Fund's Class A, B and C shares have performed better than Core Growth Fund's Class A, B and C shares over the one year period and since the inception of Core Growth Fund's Class A, B and C shares on

July 1, 1999. (Core Equity Fund's Class I shares have no operational history.) While past performance cannot predict future result, the trustees believe that Core Equity Fund is better positioned than Core Growth Fund to continue to generate strong returns.

Fourth, that a combined fund offers economies of scale that may lead to lower per share expenses. Both funds incur substantial costs for accounting, legal, transfer agency services, insurance, and custodial and administrative services. Many of these expenses are duplicative and there may be an opportunity to reduce Core Equity Fund's expense ratio over time because of economies of scale if the funds are combined.

The board of trustees of Core Equity Fund considered that the reorganization presents an excellent opportunity for Core Equity Fund to acquire substantial investment assets without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities. This opportunity provides an economic benefit to Core Equity Fund and its shareholders.

The boards of both funds also considered that the adviser and the funds' distributor will benefit from the reorganization. For example, the adviser might realize time savings from a consolidated portfolio management effort and from the need to prepare fewer reports and regulatory filings as well as prospectus disclosure for one fund instead of two. The boards believe, however, that these savings will not amount to a significant economic benefit to the adviser or distributor.

Comparative Fees and Expense Ratios. As discussed above, the advisory fee rates paid by Core Growth Fund are lower than the rates paid by Core Equity Fund.

Core Equity Fund's management fee rate of 0.75% and pro forma management fee rate of 0.75% are lower than Core Growth Fund's management fee rate of 0.80%. Core Equity Fund's other expenses of 0.42% and its pro forma other expenses of 0.45% are also substantially lower than Core Growth Fund's other expenses of 1.02%. Both funds have the same 12b-1 fees for Class A (0.30%) and Class B and Class C shares (1.00%). Core Equity Fund's current annual Class A expense ratio (1.47% of average net assets) and pro forma Class A expense ratio (1.50% of average net assets) are both substantially lower than Core Growth Fund's current Class A expense ratio (1.91% of average net assets). Core Equity Fund's current annual Class B and Class C expense ratio (2.17% of average net assets) and pro forma Class B and Class C expense ratio (2.20% of average net assets) are both also substantially lower than Core Growth Fund's current Class B and Class C expense ratio (2.61% of average net assets). Core Equity Fund's pro forma Class I expense ratio (0.87% of average net assets) is also lower than Core Growth Fund's current annual Class I expense ratio (0.95% of average net assets). Core Growth Fund's expense ratios referenced above are after the expense reduction and are substantially higher without the expense reduction, which may not be extended beyond June 30, 2002.

Comparative Performance. The trustees also took into consideration the relative performance of your fund and Core Equity Fund.

Unreimbursed Distribution and Shareholder Service Expenses

The boards of trustees of Core Growth Fund and Core Equity Fund have determined that, if the reorganization occurs, unreimbursed distribution and shareholder service expenses incurred under Core Growth Fund's Rule 12b-1 Plans will be reimbursable expenses under Core Equity Fund's Rule 12b-1 Plans. However, the maximum amounts payable annually under Core Equity Fund's Rule 12b-1 Plans (0.30%, 1.00%, 1.00% and 0.00% of average daily net assets attributable to Class A shares, Class B shares, Class C shares and Class I shares, respectively) will not increase.

The following table shows the actual and pro forma unreimbursed distribution and shareholder service expenses of shares of Core Growth Fund and Core Equity Fund. The table shows both the dollar amount of these expenses and the percentage of each class' average net assets that they represent. Class I shares of Core Growth Fund and Class I shares of Core Equity Fund are not included in the table because these classes do not have Rule 12b-1 Plans.

                  Rule 12b-1 Payments and Unreimbursed Expenses

                           Aggregate
                          Dollar Amount
                          of 12b-1 Fees      Unreimbursed      Unreimbursed
Name of Fund              Paid (for year      Rule 12b-1       Expenses as %
                             ended           Expenditures      of Each Class's
                           December 31,     (as of December     Average Net
                              2001)           31, 2001)           Assets

Core Growth               $   94,264(A)      $2,126,015(A)       7.46%(A)
                          $  221,526(B)      $  830,075(B)       3.92%(B)
                          $   18,980(C)      $   46,950(C)       2.45%(C)

Core Equity               $  905,642(A)      $  562,627(A)       0.19%(A)
                          $4,253,417(B)      $  120,190(B)       0.03%(B)
                          $  304,622(C)      $   79,545(C)       0.26%(C)

Pro Forma:
Core Equity

Assuming                  $  999,906(A)      $2,688,642(A)       0.82%(A)
reorganization with       $4,474,943(B)      $  950,265(B)       0.21%(B)
Core Growth Fund only     $  323,602(C)      $  125,795(C)       0.39%(C)

Assuming                  $1,035,205(A)      $2,760,322(A)       0.81%(A)
reorganization with       $4,637,287(B)      $1,001,678(B)       0.22%(B)
Core Growth Fund and      $  348,753(C)      $  140,745(C)       0.40%(C)
Core Value Fund

If the reorganization had taken place on December 31, 2000, the pro forma combined unreimbursed expenses of Core Equity Fund's Class A, Class B and Class C shares would have been higher than if no reorganization had occurred. Nevertheless, Core Equity Fund's assumption of Core Growth Fund's unreimbursed Rule 12b-1 expenses will have no immediate effect upon the payments made under Core Equity Fund's Rule 12b-1 Plans. These payments will continue to be 0.30%, 100%, 1.00% and 0.00% of average daily net assets attributable to Class A, Class B, Class C and Class I shares, respectively.

John Hancock Funds, Inc. may recover unreimbursed distribution and shareholder service expenses for Class B and Class C shares in future years. However, if Core Equity Fund's board terminates either class's Rule 12b-1 Plan, that class will not be obligated to reimburse these distribution and shareholder service expenses. Accordingly, until they are paid or accrued, unreimbursed distribution and shareholder service expenses do not and will not appear as an expense or liability in the financial statements of either fund. In addition, unreimbursed expenses are not reflected in a fund's net asset value or the formula for calculating Rule 12b-1 payments. The staff of the SEC has not approved or disapproved the treatment of the unreimbursed distribution and shareholder service expenses described in this proxy statement.

PROPOSAL 2
APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION BETWEEN CORE VALUE FUND AND CORE EQUITY FUND

A proposal to approve an Agreement and Plan of Reorganization between Core Value Fund and Core Equity Fund. Under this Agreement, Core Value Fund would transfer all of its assets to Core Equity Fund in exchange for shares of Core Equity Fund. These shares would be distributed proportionately to the shareholders of Core Value Fund. Core Equity Fund would also assume Core Value Fund's liabilities. Core Value Fund's Board of Trustees recommends that shareholders vote FOR this proposal.

SUMMARY

Comparison of Core Value Fund to Core Equity Fund

---------------------------------------------------------------------------------------------------------------------------------
                                            Core Value Fund                                    Core Equity Fund
---------------------------------------------------------------------------------------------------------------------------------
Business                   A diversified series of John Hancock                A diversified series of John Hancock Capital
                           Institutional Series Trust.  The Trust is an        Series, an open-end investment management
                           open-end investment management company organized    company organized as a Massachusetts Business
                           as a Massachusetts Business Trust.                  Trust.
---------------------------------------------------------------------------------------------------------------------------------
Net assets as of           $34.8 million                                       $662.8 million
December 31, 2001
---------------------------------------------------------------------------------------------------------------------------------
Investment adviser,        Investment Adviser:                                 Investment Adviser:
subadviser and portfolio   John Hancock Advisers, LLC                          John Hancock Advisers, LLC
managers
                           Subadviser:                                         Subadviser:

                           Independence Investment LLC                         Independence Investment LLC
                           -A subsidiary of John Hancock Financial             -A subsidiary of John Hancock Financial
                              Services, Inc.                                      Services, Inc.
                           -Founded in 1982                                    -Founded in 1982
                           -Supervised by the adviser                          -Supervised by the adviser

                           Portfolio Managers:                                 Portfolio Managers:
                           -Team responsible for day-to-day investment         -Team responsible for day-to-day investment
                               management                                          management
---------------------------------------------------------------------------------------------------------------------------------
Investment objective       The fund seeks above-average total return (capital  The fund seeks above-average total return
                           appreciation plus income). This objective can be    (capital appreciation plus income).
                           changed without shareholder approval.
---------------------------------------------------------------------------------------------------------------------------------
Primary Investments        The fund invests in a diversified portfolio of      The fund normally invests at least 80% of its
                           primarily large-capitalization stocks and           assets in a diversified portfolio of equity
                           emphasizes relatively undervalued stocks and high   securities which are primarily large
                           dividend yields.  The fund's risk profile is        capitalization stocks.  Equity securities
                           substantially similar to that of the Russell 1000   include common and preferred stocks and their
                           Value Index.  In normal market conditions, the      equivalents.  The portfolio's risk profile is
                           fund is almost entirely invested in stocks.         similar to that of the S&P 500 Index.  Under
                                                                               normal circumstances, the fund is almost
                                                                               entirely invested in stocks.
---------------------------------------------------------------------------------------------------------------------------------
Foreign Securities         Each fund may invest in foreign securities that are U.S. dollar-denominated.
---------------------------------------------------------------------------------------------------------------------------------
Diversification            The fund is diversified and, with respect to 75%    The fund is diversified and cannot invest more
                           of total assets, cannot invest more than 5% of      than 5% of total assets in securities of a
                           total assets in securities of a single issuer.      single issuer.
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
Derivatives                Each fund may make limited use of certain derivatives (investments whose value is based on indexes or securities).
---------------------------------------------------------------------------------------------------------------------------------
Temporary defensive        In abnormal market conditions, the fund may         In abnormal circumstances, the fund may
positions                  temporarily invest extensively in                   temporarily invest more than 20% of its assets
                           investment-grade short-term securities.  In these   in investment-grade short-term securities.  In
                           and other cases, the fund might not achieve its     these and other cases, the fund might not
                           goal.                                               achieve its goal.
---------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
CLASSES OF SHARES
--------------------------------------------------------------------------------------------------------------------
                                        Core Value Fund                               Core Equity Fund
--------------------------------------------------------------------------------------------------------------------
Class A sales charges      The Class A shares of both funds have the same characteristics and fee structure.
and 12b-1 fees:
                           o     Class A shares are offered with front-end sales charges ranging from 2% to
                                 5% of the fund's offering price, depending on the amount invested.

                           o     Class A shares are subject to a 12b-1 distribution fee equal to 0.30%
                                 annually of average net assets.

                           o     There is no front-end sales charge for investments of $1 million or more, but there is a contingent deferred sales charge ranging from 0.25% to
                                 1.00% on shares sold within one year of purchase.

                           o     Investors can combine multiple purchases of Class A shares to take advantage of breakpoints in the sales charge schedule.

                           o     Sales charges are waived for the categories of investors listed in the funds' prospectuses.
--------------------------------------------------------------------------------------------------------------------
Class B sales charges      The Class B shares of both funds have the same characteristics and fee structure.
and 12b-1 fees:
                           o     Class B shares are offered without a front-end sales charge, but are subject to a contingent deferred sales charge (CDSC) if sold within six years after purchase. The CDSC ranges from 1.00% to 5.00% depending on how long the shares are held. No CDSC is imposed on shares held more than six years.

                           o     Class B shares are subject to 12b-1 distribution and service fees equal to
                                 1.00% annually of average net assets.

                           o     CDSCs are waived for the categories of investors listed in the funds'
                                 prospectus.

                           o     Class B shares automatically convert to Class A shares after eight years.
--------------------------------------------------------------------------------------------------------------------
Class C sales charges      The Class C shares of both funds have the same characteristics and fee structure.
and 12b-1 fees:
                           o     Class C shares are offered with a front-end sales charge equal to 1.00% of the fund's offering price.

                           o     Class C shares are subject to a contingent deferred sales charge of 1.00%
                                 on shares sold within one year of purchase.

                           o     Class C shares are subject to 12b-1 distribution and service fees equal to
                                 1.00% annually of average net assets.

                           o     No automatic conversion to Class A shares, so annual expenses continue at the Class C level throughout the life of the investment.
--------------------------------------------------------------------------------------------------------------------
Class I sales charges      The Class I shares of both funds have the same characteristics and fee
and 12b-1 fees             structure.

                           o     Class I shares of both funds have no sales charge and no 12b-1 fee.

                           o     Class I shares are offered to certain types of investors, as listed in each fund's prospectus for Class I shares.
--------------------------------------------------------------------------------------------------------------------
12b-1 fees:                o     These fees are paid out of a fund's assets on an on-going basis. Over time these fees will increase the cost of investments and may cost more than other types of sales charges.
--------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
BUYING, SELLING AND EXCHANGING SHARES
---------------------------------------------------------------------------------------------------------
                                      Both Core Value Fund and Core Equity Fund
---------------------------------------------------------------------------------------------------------
Buying shares:       Investors may buy shares at their public offering price through a financial representative or the funds' transfer agent, John Hancock Signature Services,
                     Inc. After March 15, 2002, investors will not be allowed to open new accounts in
                     Core Value Fund but can add to existing accounts.
---------------------------------------------------------------------------------------------------------
Minimum initial      Class A, Class B and Class C Shares: $1,000 for non-retirement accounts and $250
investment:          for retirement accounts and group investments.

                     Class I shares: $10,000. No minimum investment for retirement plans with at least 350 eligible employees.
---------------------------------------------------------------------------------------------------------
Exchanging shares:   Shareholders may exchange their shares at net asset value with no sales charge for shares of the same class of any other John Hancock fund.
---------------------------------------------------------------------------------------------------------
Selling shares:      Shareholders may sell their shares by submitting a proper written or telephone request to John Hancock Signature Services, Inc.
---------------------------------------------------------------------------------------------------------
Net asset value:     All purchases, exchanges and sales are made at a price based on the next determined net asset value per share (NAV) of the fund. Both funds' NAVs are determined at the close of regular trading on the New York Stock Exchange, which is normally 4:00 p.m. Eastern time.
---------------------------------------------------------------------------------------------------------

The Funds' Expenses

Shareholders of both funds pay various expenses, either directly or indirectly. The expense table appearing below shows the expenses for the twelve-month period ended December 31, 2001, adjusted to reflect any changes. Core Equity Fund's Class I shares have no operational history. As a result, Class I expenses were projected based on expenses incurred by other classes of the Fund. Future expenses for all share classes may be greater or less. The examples contained in the expense table show what you would pay if you invested $10,000 over the various time periods indicated. Each example assumes that you reinvested all dividends and that the average annual return was 5%. The examples are for comparison purposes only and are not a representation of either fund's actual expenses or returns, either past or future.

Pro Forma Expenses

The board of trustees of another John Hancock fund, John Hancock Core Growth Fund, has recommended that Core Growth Fund also reorganize into Core Equity Fund. The reorganization of Core Value Fund with Core Equity Fund, however, does not depend upon whether the reorganization involving Core Growth Fund occurs. Your trustees expect the total expenses paid by Core Equity Fund to increase slightly if both reorganizations do occur.

The following expense table shows the hypothetical ("pro forma") expenses of Core Equity Fund assuming (1) that a reorganization with Core Value Fund, but not John Hancock Core Growth Fund, occurred on December 31, 2000 or (2) that a reorganization with both Core Value Fund and John Hancock Core Growth Fund occurred on December 31, 2000. The expenses shown in both tables are based on fees and expenses incurred during the twelve months ended December 31, 2001. Core Equity Fund's Class I shares have no operational history. As a result, Class I expenses were projected based on expenses incurred by other classes of the Fund. Core Equity Fund's actual expenses after the reorganization may be greater or less than those shown. The pro forma examples contained in the expense table show what you would pay on a $10,000 investment if the reorganization had occurred on December 31, 2000. Each example assumes that you reinvested all dividends and that the average annual return was 5%. The pro forma examples are for comparison purposes only and are not a representation of Core Equity Fund's actual expenses or returns, either past or future.

                                                                                          Core Equity Fund      Core Equity Fund
                                                                                             (PRO FORMA            (PRO FORMA
                                                                                            for the year          for the year
                                                                                          ended 12/31/01)       ended 12/31/01)
                                                                                             (Assuming             (Assuming
                                                                                        reorganization with   reorganization with
                                                           Core Value     Core Equity     Core Value Fund     Core Value Fund and
                                                              Fund           Fund              only)           Core Growth Fund)
Shareholder
transaction expenses                                        Class A         Class A           Class A               Class A
-----------------------------------------------------------------------------------------------------------------------------------
Maximum sales charge (load) imposed on purchases             5.00%           5.00%             5.00%                 5.00%
   (as a % of purchase price)
Maximum sales charge imposed on reinvested dividends          none            none              none                  none
Maximum deferred sales charge (load) as a % of                none            none              none                  none
   purchase or sale price, whichever is less(1)
Redemption fee(2)                                             none            none              none                  none
Exchange fee                                                  none            none              none                  none

Annual fund operating expenses
(as a % of average net assets)                              Class A         Class A           Class A               Class A
-----------------------------------------------------------------------------------------------------------------------------------
Management fee                                               0.80%           0.75%             0.75%                 0.75%
Distribution and service (12b-1) fee                         0.30%           0.30%             0.30%                 0.30%
Other expenses                                               0.74%           0.42%             0.43%                 0.45%
Total fund operating expenses                                1.84%           1.47%             1.48%                 1.50%
Expense reduction(3)                                         0.32%            none              none                  none
Net fund operating expenses                                  1.52%           1.47%             1.48%                 1.50%

Shareholder
transaction expenses                                        Class B         Class B           Class B               Class B
-----------------------------------------------------------------------------------------------------------------------------------
Maximum sales charge (load) imposed on purchases              none            none              none                  none
   (as a % of purchase price)
Maximum sales charge imposed on reinvested                    none            none              none                  none
   dividends
Maximum deferred sales charge (load) as a % of               5.00%           5.00%             5.00%                 5.00%
   purchase or sale price, whichever is less
Redemption fee(2)                                             none            none              none                  none
Exchange fee                                                  none            none              none                  none

Annual fund operating expenses
(as a % of average net assets)                              Class B         Class B           Class B               Class B
-----------------------------------------------------------------------------------------------------------------------------------
Management fee                                               0.80%           0.75%             0.75%                 0.75%
Distribution and service (12b-1) fee                         1.00%           1.00%             1.00%                 1.00%
Other expenses                                               0.74%           0.42%             0.43%                 0.45%
Total fund operating expenses                                2.54%           2.17%             2.18%                 2.20%
Expense reduction(3)                                         0.32%            none              none                  none
Net fund operating expenses                                  2.22%           2.17%             2.18%                 2.20%

                                                                                          Core Equity Fund      Core Equity Fund
                                                                                             (PRO FORMA            (PRO FORMA
                                                                                            for the year          for the year
                                                                                          ended 12/31/01)       ended 12/31/01)
                                                                                             (Assuming             (Assuming
                                                                                        reorganization with   reorganization with
                                                           Core Value     Core Equity     Core Value Fund     Core Value Fund and
                                                              Fund           Fund              only)           Core Growth Fund)
Shareholder
transaction expenses                                        Class C         Class C           Class C               Class C
-----------------------------------------------------------------------------------------------------------------------------------
Maximum sales charge (load) imposed on purchases             1.00%           1.00%             1.00%                 1.00%
   (as a % of purchase price)
Maximum sales charge imposed on reinvested                    none            none              none                  none
   dividends
Maximum deferred sales charge (load) as a % of               1.00%           1.00%             1.00%                 1.00%
   purchase or sale price, whichever is less
Redemption fee(2)                                             none            none              none                  none
Exchange fee                                                  none            none              none                  none

Annual fund operating expenses
(as a % of average net assets)                              Class C         Class C           Class C               Class C
-----------------------------------------------------------------------------------------------------------------------------------
Management fee                                               0.80%           0.75%             0.75%                 0.75%
Distribution and service (12b-1) fee                         1.00%           1.00%             1.00%                 1.00%
Other expenses                                               0.74%           0.42%             0.43%                 0.45%
Total fund operating expenses                                2.54%           2.17%             2.18%                 2.20%
Expense reduction(3)                                         0.32%            none              none                  none
Net fund operating expenses                                  2.22%           2.17%             2.18%                 2.20%

Shareholder
transaction expenses                                        Class I         Class I           Class I               Class I
-----------------------------------------------------------------------------------------------------------------------------------
Maximum sales charge (load) imposed on purchases              none            none              none                  none
   (as a % of purchase price)
Maximum sales charge imposed on reinvested                    none            none              none                  none
   dividends
Maximum deferred sales charge (load) as a % of                none            none              none                  none
   purchase or sale price, whichever is less
Redemption fee                                                none            none              none                  none
Exchange fee                                                  none            none              none                  none

Annual fund operating expenses
(as a % of average net assets)                              Class I         Class I           Class I               Class I
-----------------------------------------------------------------------------------------------------------------------------------
Management fee                                               0.80%           0.75%             0.75%                 0.75%
Distribution and service (12b-1) fee                          none            none              none                  none
Other expenses                                               0.47%           0.11%             0.12%                 0.12%
Total fund operating expenses                                1.27%           0.86%             0.87%                 0.87%
Expense reduction(3)                                         0.32%            none              none                  none
Net fund operating expenses                                  0.95%           0.86%             0.87%                 0.87%

(1) Except for investments of $1 million or more.

(2 Does not include wire redemption fee (currently $4.00).

(3) The Adviser has agreed to limit Core Value Fund's operating expenses, excluding 12b-1 and transfer agent fees, to 0.90% of the Fund's average daily net assets.

EXAMPLES

                                                                           Core Equity Fund          Core Equity Fund
                                                                             (PRO FORMA)               (PRO FORMA)
                                                                              (Assuming          (Assuming reorganization
                                         Core Value      Core Equity     reorganization with     with Core Value Fund and
                                            Fund            Fund           Core Value Fund           Core Growth Fund)
Class A                                                                         only)
---------------------------------------------------------------------------------------------------------------------------
Year 1                                     $  662          $  642              $  643                     $  645
Year 3                                     $1,035          $  942              $  945                     $  950
Year 5                                     $1,432          $1,263              $1,268                     $1,278
Year 10                                    $2,538          $2,170              $2,180                     $2,201

Class B - assuming
redemption at end of period
---------------------------------------------------------------------------------------------------------------------------
Year 1                                     $  741          $  720              $  721                     $  723
Year 3                                     $1,075          $  979              $  982                     $  988
Year 5                                     $1,536          $1,364              $1,390                     $1,380
Year 10                                    $2,692          $2,326              $2,336                     $2,357

Class B - assuming no redemption
---------------------------------------------------------------------------------------------------------------------------
Year 1                                     $  241          $  220              $  221                     $  223
Year 3                                     $  775          $  679              $  682                     $  688
Year 5                                     $1,336          $1,164              $1,390                     $1,180
Year 10                                    $2,692          $2,326              $2,336                     $2,357

Class C - assuming
redemption at end of period
---------------------------------------------------------------------------------------------------------------------------
Year 1                                     $  437          $  417              $  418                     $  420
Year 3                                     $  868          $  772              $  775                     $  781
Year 5                                     $1,423          $1,253              $1,258                     $1,268
Year 10                                    $2,935          $2,578              $2,588                     $2,609

Class C - assuming no redemption
---------------------------------------------------------------------------------------------------------------------------
Year 1                                     $  339          $  318              $  319                     $  420
Year 3                                     $  868          $  772              $  775                     $  781
Year 5                                     $1,423          $1,253              $1,258                     $1,268
Year 10                                    $2,935          $2,578              $2,588                     $2,609

Class I
---------------------------------------------------------------------------------------------------------------------------
Year 1                                     $  113          $   88              $   89                     $   89
Year 3                                     $  387          $  274              $  278                     $  278
Year 5                                     $  682          $  477              $  482                     $  482
Year 10                                    $1,520          $1,061              $1,073                     $1,073

The Reorganization

o The reorganization is scheduled to occur at 5:00 p.m., Eastern Time, on June 7, 2002, but may occur on any later date before December 31, 2002. Core Value Fund will transfer all of its assets to Core Equity Fund. Core Equity Fund will assume Core Value Fund's liabilities. The net asset value of both funds will be computed as of 5:00 p.m., Eastern Time, on the reorganization date.

o Core Equity Fund will issue to Core Value Fund Class A shares in an amount equal to the net assets attributable to Core Value Fund's Class A shares. These shares will immediately be distributed to Core Value Fund's Class A shareholders in proportion to their holdings on the reorganization date. As a result,

      Class A shareholders of Core Value Fund will end up as Class A shareholders of Core Equity Fund.

o Core Equity Fund will issue to Core Value Fund Class B shares in an amount equal to the net assets attributable to Core Value Fund's Class B shares. These shares will immediately be distributed to Core Value Fund's Class B shareholders in proportion to their holdings on the reorganization date. As a result, Class B shareholders of Core Value Fund will end up as Class B shareholders of Core Equity Fund.

o Core Equity Fund will issue to Core Value Fund Class C shares in an amount equal to the net assets attributable to Core Value Fund's Class C shares. These shares will immediately be distributed to Core Value Fund's Class C shareholders in proportion to their holdings on the reorganization date. As a result, Class C shareholders of Core Value Fund will end up as Class C shareholders of Core Equity Fund.

o Core Equity Fund will issue to Core Value Fund Class I shares in an amount equal to the net assets attributable to Core Value Fund's Class I shares. These shares will immediately be distributed to Core Value Fund's Class I shareholders in proportion to their holdings on the reorganization date. As a result, Class I shareholders of Core Value Fund will end up as Class I shareholders of Core Equity Fund.

o     After the shares are issued, Core Value Fund will be terminated.

o The reorganization will be tax-free and will not take place unless both funds receive a satisfactory opinion concerning the tax consequences of the reorganization from Hale and Dorr LLP, counsel to the funds.

The following diagram shows how the reorganization would be carried out.

-------------------------                            ---------------------------
Core Value Fund Transfers     Core Value Fund             Core Equity Fund
  assets & liabilities           assets and           receives assets & assumes
    Core Equity Fund            liabilities           liabilities of Core Value
                                                               Fund
-------------------------                            ---------------------------

------------    -------------                        ------------   ------------
Class A & B      Class C& I                          Issues Class   Issues Class
shareholders     shareholders                           C & I          A & B
                                                       Shares          Shares
------------    -------------                        ------------   ------------

              Core Value Fund receives Core Equity Fund Class A, B,
                          C & I shares and distributes
                   them to Core Value Fund's Class A, B, C & I
                                  shareholders

Other Consequences of the Reorganization. Each fund pays monthly advisory fees equal to the following annual percentage of its average daily net assets:

-----------------------------------------------------
Fund Asset Breakpoints           Core Value Fund
-----------------------------------------------------
First $500 Million                    0.800%
-----------------------------------------------------
Amount over $500 Million              0.750%
-----------------------------------------------------

-----------------------------------------------------
Fund Asset Breakpoints           Core Equity Fund
-----------------------------------------------------
First $750 Million                    0.750%
-----------------------------------------------------
Amount over $750 Million              0.700%
-----------------------------------------------------

Independence Investment, LLC ("Independence"), a wholly-owned subsidiary of John Hancock Financial Services, Inc., serves as subadviser to both the Acquired Fund and the Acquiring Fund. In this capacity, Independence has primary responsibility for making investment decisions for each Fund's investment portfolio and placing orders with brokers and dealers to implement those decisions. Independence receives its compensation from the Adviser, and the Funds pay no subadvisory fees over and above the management fee they pay to the Adviser. Independence receives subadvisory fees from the Adviser at the same rate for the Acquired Fund and the Acquiring Fund: 55% of the advisory fee received by the Adviser. With respect to Core Value Fund, Independence waived its subadvisory fee during the twelve month period ended December 31, 2001. Effective June 7, 2002, for Core Equity Fund, the subadvisory fee paid by the Adviser to Independence will be reduced to 51% of the investment advisory fee received by the Adviser.

Core Equity Fund's management fee rate of 0.75% and its pro forma management fee rate of 0.75% are lower than Core Value Fund's management fee rate of 0.80%. Core Equity Fund's other expenses of 0.42% and its pro forma other expenses of 0.43% are also substantially lower than Core Value Fund's other expenses of 0.74%. Both Funds have the same 12b-1 fees for Class A shares (0.30%) and Class B and Class C shares (1.00%) although Core Value Fund's Class B distribution payment last year was 0.98%. Core Equity Fund's current annual Class A expense ratio (equal to 1.47% of average net assets) and its pro forma Class A expense ratio (equal to 1.48% of average net assets) are lower than Core Value Fund's current Class A expense ratio (equal to 1.52% of average net assets). Core Equity Fund's current annual Class B and Class C expense ratio (equal to 2.17% of average net assets) and its pro forma Class B and Class C expense ratio (equal to 2.18% of average net assets) are also lower than Core Value Fund's current Class B and Class C expense ratio (equal to 2.22% of average net assets). Core Equity Fund's pro forma expense ratio for Class I of 0.87% is also lower than Core Value Fund's current annual Class I expense ratio of 0.95%. Core Value Fund's expense ratios referenced above are after the expense reduction and are substantially higher without the expense reduction, which may not be extended beyond June 30, 2002.

INVESTMENT RISKS

The funds are exposed to various risks that could cause shareholders to lose money on their investments in the funds. The following table compares the risks affecting each fund.

------------------------------------------------------------------------------------------------------------------------------
                                       Core Value Fund                                    Core Equity Fund
------------------------------------------------------------------------------------------------------------------------------
Stock market risk       The value of securities in the fund may go down in response to overall stock market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. If the fund concentrates in certain sectors, its performance could be worse than that of the overall stock market.
------------------------------------------------------------------------------------------------------------------------------
Manager risk            The manager and its strategy may fail to produce the intended results. The fund could underperform its peers or lose money if the manager's investment strategy does not perform as expected.
------------------------------------------------------------------------------------------------------------------------------
Investment category     The large capitalization value stocks in           The large capitalization stocks in which the fund
                        risk which the fund primarily invests could fall   primarily invests could fall out of favor with the
                        out of favor with the market, causing the          market, causing the fund to underperform funds that
                        fund to underperform funds that focus on           focus on small or medium capitalization stocks.
                        small or medium capitalization stocks or on
                        growth stocks.
------------------------------------------------------------------------------------------------------------------------------
Small and medium        The fund's investments in small or medium capitalization companies may be subject to larger and more
capitalization          erratic price movements than investments in large capitalization companies.
company risk
------------------------------------------------------------------------------------------------------------------------------
Foreign securities      Foreign investments involve additional risks, including potentially inadequate
risk                    or inaccurate financial information and social or political instability.
------------------------------------------------------------------------------------------------------------------------------
Derivatives risk        Certain derivative instruments can produce disproportionate gains or losses and are riskier than direct investments. Also, in a down market derivatives could become harder to value or sell at a fair price.
------------------------------------------------------------------------------------------------------------------------------
Turnover risk           In general, the greater the volume of buying and selling by a fund (and the higher its "turnover rate"), the greater the impact that transaction costs will have on the fund's performance. The fund's turnover rate may exceed 100%, which is considered relatively high.
------------------------------------------------------------------------------------------------------------------------------

PROPOSAL TO APPROVE THE AGREEMENT
AND PLAN OF REORGANIZATION

Description of Reorganization

You are being asked to approve an Agreement and Plan of Reorganization, a form of which is attached as Exhibit A. The Agreement provides for a reorganization on the following terms:

o The reorganization is scheduled to occur at 5:00 p.m., Eastern time, on June 7, 2002, but may occur on any later date before December 31, 2002. Core Value Fund will transfer all of its assets to Core Equity Fund and Core Equity Fund will assume all of Core Value Fund's liabilities. This will result in the addition of Core Value Fund's assets to Core Equity Fund's portfolio. The net asset value of both funds will be computed as of 5:00 p.m., Eastern time, on the reorganization date.

o Core Equity Fund will issue to Core Value Fund Class A shares in an amount equal to the net assets attributable to Core Value Fund's Class A shares. As part of the liquidation of Core Value Fund, these shares will immediately be distributed to Class A shareholders of record of Core Value Fund in proportion to their holdings on the reorganization date. As a result, Class A shareholders of Core Value Fund will end up as Class A shareholders of Core Equity Fund.

o Core Equity Fund will issue to Core Value Fund Class B shares in an amount equal to the net assets attributable to Core Value Fund's Class B shares. As part of the liquidation of Core Value Fund, these shares will immediately be distributed to Class B shareholders of record of Core Value Fund in proportion to their holdings on the reorganization date. As a result, Class B shareholders of Core Value Fund will end up as Class B shareholders of Core Equity Fund.

o Core Equity Fund will issue to Core Value Fund Class C shares in an amount equal to the net assets attributable to Core Value Fund's Class C shares. As part of the liquidation of Core Value Fund, these shares will immediately be distributed to Class C shareholders of record of Core Value Fund in proportion to their holdings on the reorganization date. As a result, Class C shareholders of Core Value Fund will end up as Class C shareholders of Core Equity Fund.

o Core Equity Fund will issue to Core Value Class I shares in an amount equal to the net assets attributable to Core Value's Class I shares. These shares will immediately be distributed to Core Value's Class I shareholders in proportion to their holdings on the reorganization date. As a result, Class I shareholders of Core Value will end up as Class I shareholders of Core Equity Fund.

o After the shares are issued, the existence of Core Value Fund will be terminated.

Reasons for the Proposed Reorganization

The board of trustees of Core Value Fund believes that the proposed reorganization will be advantageous to the shareholders of Core Value Fund for several reasons. The board of trustees considered the following matters, among others, in approving the proposal.

First, that shareholders may be better served by a fund offering greater diversification. Core Equity Fund has a larger asset size than your fund and invests in similar types of securities. Combining the funds' assets into a single investment portfolio will afford greater diversification.

Second, Core Equity Fund's expenses are lower than Core Value Fund's total expenses. As a result of the reorganization, shareholders of Core Value Fund will experience a reduction in the total amount of fees, as a percentage of average net assets, that they indirectly pay.

Third, that a combined fund offers economies of scale that may lead to lower per share expenses. Both funds incur substantial costs for accounting, legal, transfer agency services, insurance, and custodial and administrative services. Many of these expenses are duplicative and there may be an opportunity to reduce Core Equity Fund's expense ratio over time because of economies of scale if the funds are combined.

The board of trustees of Core Equity Fund considered that the reorganization presents an excellent opportunity for Core Equity Fund to acquire substantial investment assets without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities. This opportunity provides an economic benefit to Core Equity Fund and its shareholders.

The boards of both funds also considered that the adviser and the funds' distributor will benefit from the reorganization. For example, the adviser might realize time savings from a consolidated portfolio management effort and from the need to prepare fewer reports and regulatory filings as well as prospectus disclosure for one fund instead of two. The boards believe, however, that these savings will not amount to a significant economic benefit to the adviser or distributor.

Comparative Fees and Expense Ratios. As discussed above, the advisory fee rates paid by Core Value Fund are lower than the rates paid by Core Equity Fund.

Core Equity Fund's management fee rate of 0.75% and pro forma management fee rate of 0.75%, are lower than Core Value Fund's management fee rate of 0.80%. Core Equity Fund's other expenses of 0.42% and its pro forma other expenses of 0.43%, are also lower than Core Value Fund's other expenses of 0.74%. Both funds have the same 12b-1 fees for Class A shares (0.30%) and Class B and Class C shares (1.00%), although Core Value Fund's Class B distribution payment last year was 0.98%. Core Equity Fund's current annual Class A expense ratio (1.47% of average net assets) and pro forma Class A expense ratio (1.48% of average net assets) are both lower than Core Value Fund's current Class A expense ratio (1.52% of average net assets). Core Equity Fund's current annual Class

B and Class C expense ratio (2.17% of average net assets) and pro forma Class B and Class C expense ratio (2.18% of average net assets) are both also lower than Core Value Fund's current Class B and Class C expense ratio (2.22% of average net assets). Core Equity Fund's pro forma Class I expense ratio (0.87% of average net assets) is also lower than Core Value Fund's current annual Class I expense ratio (0.95% of average net assets). Core Value Fund's expense ratios referenced above are after the expense reduction and are substantially higher without the expense reduction, which may not be extended beyond June 30, 2002.

Comparative Performance. The trustees also took into consideration the relative performance of your fund and Core Equity Fund.

Unreimbursed Distribution and Shareholder Service Expenses

The boards of trustees of Core Value Fund and Core Equity Fund have determined that, if the reorganization occurs, unreimbursed distribution and shareholder service expenses incurred under Core Value Fund's Rule 12b-1 Plans will be reimbursable expenses under Core Equity Fund's Rule 12b-1 Plans. However, the maximum amounts payable annually under Core Equity Fund's Rule 12b-1 Plans (0.30%, 1.00%, 1.00% and 0.00% of average daily net assets attributable to Class A shares, Class B shares, Class C shares and Class I shares, respectively) will not increase.

The following table shows the actual and pro forma unreimbursed distribution and shareholder service expenses of shares of Core Value Fund and Core Equity Fund. The table shows both the dollar amount of these expenses and the percentage of each class' average net assets that they represent. Class I shares of Core Value Fund and Class I shares of Core Equity Fund are not included in the table because these classes do not have Rule 12b-1 Plans.

                  Rule 12b-1 Payments and Unreimbursed Expenses

                         Aggregate Dollar
                         Amount of 12b-1    Unreimbursed Rule     Unreimbursed
                          Fees Paid (for          12b-1         Expenses as % of
Name of Fund                year ended       Expenditures (as     Each Class's
                           December 31,      of December 31,       Average Net
                               2001)              2001)              Assets

Core Value                $   35,299(A)      $   71,680(A)           0.60%(A)
                          $  162,344(B)      $   51,413(B)           0.30%(B)
                          $   25,151(C)      $   14,950(C)           0.58%(C)

Core Equity               $  905,642(A)      $  562,627(A)           0.19%(A)
                          $4,253,417(B)      $  120,190(B)           0.03%(B)
                          $  304,622(C)      $   79,545(C)           0.26%(C)

Pro Forma:
Core Equity

Assuming                  $  940,941(A)      $  634,307(A)           0.20%(A)
reorganization with       $4,415,761(B)      $  171,603(B)           0.04%(B)
Core Value Fund only      $  329,773(C)      $   94,495(C)           0.29%(C)

Assuming                  $1,035,205(A)      $2,760,322(A)           0.81%(A)
reorganization with       $4,637,287(B)      $1,001,678(B)           0.22%(B)
Core Value Fund and       $  348,753(C)      $  140,745(C)           0.40%(C)
Core Growth Fund

If the reorganization had taken place on December 31, 2000, the pro forma combined unreimbursed expenses of Core Equity Fund's Class A and Class B shares would have been higher than if no reorganization had occurred.

Nevertheless, Core Equity Fund's assumption of Core Value Fund's unreimbursed Rule 12b-1 expenses will have no immediate effect upon the payments made under Core Equity Fund's Rule 12b-1 Plans. These payments will continue to be 0.30%, 100%, 1.00% and 0.00% of average daily net assets attributable to Class A, Class B, Class C and Class I shares, respectively.

John Hancock Funds, Inc. may recover unreimbursed distribution and shareholder service expenses for Class B and Class C shares in future years. However, if Core Equity Fund's board terminates either class's Rule 12b-1 Plan, that class will not be obligated to reimburse these distribution and shareholder service expenses. Accordingly, until they are paid or accrued, unreimbursed distribution and shareholder service expenses do not and will not appear as an expense or liability in the financial statements of either fund. In addition, unreimbursed expenses are not reflected in a fund's net asset value or the formula for calculating Rule 12b-1 payments. The staff of the SEC has not approved or disapproved the treatment of the unreimbursed distribution and shareholder service expenses described in this proxy statement.

FURTHER INFORMATION ON EACH REORGANIZATION

Tax Status of Each Reorganization

Each reorganization will not result in income, gain or loss for federal income tax purposes and will not take place unless both funds in each respective reorganization receive a satisfactory opinion from Hale and Dorr LLP, counsel to the Acquired Funds, substantially to the effect that the reorganization described above will be a "reorganization" within the meaning of Section 368(a) of the Internal Revenue Code of 1986 (the "Code").

As a result, for federal income tax purposes:

o No gain or loss will be recognized by each Acquired Fund upon (1) the transfer of all of its assets to the Acquiring Fund as described above or
      (2) the distribution by each Acquired Fund of Acquiring Fund shares to Acquired Fund shareholders;

o No gain or loss will be recognized by the Acquiring Fund upon the receipt of each respective Acquired Fund's assets solely in exchange for the issuance of Acquiring Fund shares and the assumption of all of Acquired Fund liabilities by the Acquiring Fund;

o The basis of the assets of each Acquired Fund acquired by the Acquiring Fund will be the same as the basis of those assets in the hands of each respective Acquired Fund immediately before the transfer;

o The tax holding period of the assets of each Acquired Fund in the hands of the Acquiring Fund will include the Acquired Fund's tax holding period for those assets;

o The shareholders of each Acquired Fund will not recognize gain or loss upon the exchange of all their shares of the Acquired Funds solely for Acquiring Fund shares as part of the reorganization;

o The basis of Acquiring Fund shares received by Acquired Fund shareholders in the reorganization will be the same as the basis of the shares of each Acquired Fund surrendered in exchange; and

o The tax holding period of the Acquiring Fund shares that Acquired Fund shareholders receive will include the tax holding period of the shares of the Acquired Fund surrendered in the exchange, provided that the shares of the Acquired Fund were held as capital assets on the reorganization date.

You should consult your tax adviser for the particular tax consequences to you of the transaction, including the applicability of any state, local or foreign tax laws.

Additional Terms of each Agreement and Plan of Reorganization

Surrender of Share Certificates. If your shares are represented by one or more share certificates before the reorganization date, you must either surrender the certificates to your fund(s) or deliver to your fund(s) a lost certificate affidavit, in the form and accompanied by the surety bonds that your fund(s) may require (collectively, an "Affidavit"). On the reorganization date, all certificates that have not been surrendered will be canceled, will no longer evidence ownership of your fund's shares and will evidence ownership of Core Equity Fund shares. Shareholders may not redeem or transfer Core Equity Fund shares received in the reorganization until they have surrendered their fund share certificates or delivered an Affidavit. Core Equity Fund will not issue share certificates in the reorganization.

Conditions to Closing each Reorganization. The obligation of each Acquired Fund to consummate the reorganization is subject to the satisfaction of certain conditions, including the performance by the Acquiring Fund of all its obligations under the Agreement and the receipt of all consents, orders and permits necessary to consummate the reorganization (see Agreement, paragraph 6).

The obligation of the Acquiring Fund to consummate the reorganization is subject to the satisfaction of certain conditions, including the Acquired Fund's performance of all of its obligations under the Agreement, the receipt of certain documents and financial statements from each respective Acquired Fund and the receipt of all consents, orders and permits necessary to consummate the reorganization (see Agreement, paragraph 7).

The obligations of each respective Acquired Fund and the Acquiring Fund are subject to approval of the Agreement by the necessary vote of the outstanding shares of the Acquired Fund, in accordance with the provisions of Acquired Funds' declaration of trust and by-laws. The funds' obligations are also subject to the receipt of a favorable opinion of Hale and Dorr LLP as to the federal income tax consequences of the reorganization (see Agreement, paragraph 8).

Termination of Agreement. The board of trustees of each respective Acquired Fund or the Acquiring Fund may terminate the Agreement (even if the shareholders of an Acquired Fund have already approved it) at any time before the reorganization date, if that board believes that proceeding with the reorganization would no longer be advisable.

Expenses of the Reorganization. John Hancock Advisers, LLC will pay each Acquired Fund's merger costs and the Acquiring Fund will pay its costs incurred in connection with entering into and carrying out the provisions of the Agreements, whether or not the reorganization occurs. With respect to each proposal, the expenses for each fund are estimated to be approximately $29,000 for Core Growth Fund and $15,500 for Core Equity Fund; and $29,000 for Core Value Fund and $15,500 for Core Equity Fund.

CAPITALIZATION

With respect to each Proposal, the following tables set forth the capitalization of each fund as of December 31, 2001, and the pro forma combined capitalization of both funds as if each reorganization had occurred on that date. If a reorganization is consummated, the actual exchange ratios on the reorganization date may vary from the exchange ratios indicated. This is due to changes in the market value of the portfolio securities of both funds between December 31, 2001 and the reorganization date, changes in the amount of undistributed net investment income and net realized capital gains of both funds during that period resulting from income and distributions, and changes in the accrued liabilities of both funds during the same period. It is impossible to predict how many shares of the Acquiring Fund will actually be received and distributed by each corresponding Acquired Fund on the reorganization date. The tables should not be relied upon to determine the amount of Acquiring Fund shares that will actually be received and distributed.

If the reorganization of your fund(s) had taken place on December 31, 2001:

--------------------------------------------------------------------------------------------------
                                  Core Growth        Core Equity        Pro              Pro
Proposal 1                           Fund               Fund          Forma(1)         Forma(2)
--------------------------------------------------------------------------------------------------
Net Assets (Millions)                $48.2             $662.8          $711.0          $745.8
--------------------------------------------------------------------------------------------------
Net Asset Value Per Share
--------------------------------------------------------------------------------------------------
      Class A                       $13.15             $26.61          $26.61          $26.61
--------------------------------------------------------------------------------------------------
      Class B                       $12.93             $25.71          $25.71          $25.71
--------------------------------------------------------------------------------------------------
      Class C                       $12.93             $25.70          $25.70          $25.70
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
      Class I                       $13.34              n/a*            n/a*            n/a*
--------------------------------------------------------------------------------------------------
Shares Outstanding
--------------------------------------------------------------------------------------------------
      Class A                      1,836,806         9,589,956       10,497,706      10,950,690
--------------------------------------------------------------------------------------------------
      Class B                      1,538,150         14,666,844      15,440,380      16,177,467
--------------------------------------------------------------------------------------------------
      Class C                       179,395          1,186,056        1,276,309      1,384,019
--------------------------------------------------------------------------------------------------
      Class I                       141,058             n/a*            n/a*            n/a*
--------------------------------------------------------------------------------------------------

(1) Assuming the reorganization of Core Value Fund into Core Equity Fund does not occur. If the reorganization of your fund only had taken place on December 31, 2001, approximately _____ Core Equity Fund shares would have been issued for each share of Core Growth Fund.

(2) Assuming the reorganization of Core Value Fund into Core Equity Fund occurs. If both reorganizations had taken place on December 31, 2001, approximately ____ Core Equity Fund shares would have been issued for each share of Core Growth Fund.

--------------------------------------------------------------------------------------------------
                                  Core Growth        Core Equity        Pro              Pro
Proposal 2                           Fund               Fund          Forma(1)         Forma(2)
--------------------------------------------------------------------------------------------------
Net Assets (Millions)                $34.8             $662.8          $697.6          $745.8
--------------------------------------------------------------------------------------------------
Net Asset Value Per Share
--------------------------------------------------------------------------------------------------
      Class A                       $11.92             $26.61          $26.61          $26.61
--------------------------------------------------------------------------------------------------
      Class B                       $11.84             $25.71          $25.71          $25.71
--------------------------------------------------------------------------------------------------
      Class C                       $11.84             $25.70          $25.70          $25.70
--------------------------------------------------------------------------------------------------
      Class I                       $11.91              n/a*            n/a*            n/a*
--------------------------------------------------------------------------------------------------
Shares Outstanding
--------------------------------------------------------------------------------------------------
      Class A                      1,011,124         9,589,956       10,042,940      10,950,690
--------------------------------------------------------------------------------------------------
      Class B                      1,600,624         14,666,844      15,403,931      16,177,467
--------------------------------------------------------------------------------------------------
      Class C                       233,797          1,186,056        1,293,766      1,384,019
--------------------------------------------------------------------------------------------------
      Class I                       84,457              n/a*            n/a*            n/a*
--------------------------------------------------------------------------------------------------

(1) Assuming the reorganization of Core Growth Fund into Core Equity Fund does not occur. If the reorganization of your fund only had taken place on December 31, 2001, approximately _____ Core Equity Fund shares would have been issued for each share of Core Value Fund.

(2) Assuming the reorganization of Core Growth Fund into Core Equity Fund occurs. If both reorganizations had taken place on December 31, 2001, approximately _____ Core Equity Fund shares would have been issued for each share of Core Value Fund.

*Core Equity Fund's Class I shares have not commenced operations.

ADDITIONAL INFORMATION ABOUT THE FUNDS' BUSINESSES

The following table shows where in each fund's prospectus you can find additional information about the business of each fund.

-------------------------------------------------------------------------------
Type of Information                     Headings in Each Prospectus
-------------------------------------------------------------------------------
Investment objective and policies       Goal and Strategy / Main Risks
-------------------------------------------------------------------------------
Portfolio Management                    Portfolio Management
-------------------------------------------------------------------------------
Expenses                                Your Expenses
-------------------------------------------------------------------------------
Custodian                               Business Structure
-------------------------------------------------------------------------------
Shares of beneficial interest           Your Account: Choosing a Share Class
-------------------------------------------------------------------------------
Purchase of shares                      Your Account: Choosing a Share Class,
                                        How Sales Charges are Calculated,
                                        Sales Charge Reductions and Waivers,
                                        Opening an Account, Buying Shares,
                                        Transaction Policies, Additional
                                        Investor Services
-------------------------------------------------------------------------------
Redemption of sales of shares           Your Account: Selling Shares, How
                                        Sales Charges are Calculated,
                                        Transactions Policies
-------------------------------------------------------------------------------
Dividends, distributions and taxes      Dividends and Account Policies
-------------------------------------------------------------------------------

BOARDS' EVALUATION AND RECOMMENDATION

For the reasons described above, the board of trustees of each Acquired Fund, including the trustees who are not "interested persons" of either fund in each respective reorganization or the adviser ("independent trustees"), approved the reorganization. In particular, the trustees determined that each reorganization is in the best interests of the Acquired Funds and that the interests of Acquired Fund shareholders would not be diluted as a result of the reorganization. Similarly, the board of trustees of Core Equity Fund, including the independent trustees, approved the reorganization. They also determined that the reorganization is in the best interests of Core Equity Fund and that the interests of Core Equity Fund's shareholders would not be diluted as a result of the reorganization.

                The trustees of each Acquired Fund recommend that
           shareholders of each Acquired Fund vote for the proposal to approve the appropriate Agreement and Plan of Reorganization.

VOTING RIGHTS AND REQUIRED VOTE

Each Acquired Fund share is entitled to one vote. Approval of each proposal described above requires the affirmative vote of a majority of the shares of each Acquired Fund outstanding and entitled to vote on each respective proposal. For this purpose, a majority of the outstanding shares of your fund means the vote of the lesser of:

(1) 67% or more of the shares present at the meeting, if the holders of more than 50% of the shares of the fund are present or represented by proxy, or

(2) more than 50% of the outstanding shares of the fund.

----------------------------------------------------------------------------------------------------------------------
Shares                      Quorum                      Voting
----------------------------------------------------------------------------------------------------------------------
In General                  All shares "present" in     Shares "present" in person will be voted in person at the
                            person or by proxy are      meeting. Shares present by proxy will be voted in accordance
                            counted towards a quorum.   with instructions.
----------------------------------------------------------------------------------------------------------------------
Proxy with No Voting        Considered "present" at     Voted "for" a proposal.
Instruction (other than     meeting.
Broker Non-Vote)
----------------------------------------------------------------------------------------------------------------------
Broker Non-Vote             Considered "present" at     Not voted. Same effect as a vote "against" a proposal.
                            meeting.
----------------------------------------------------------------------------------------------------------------------
Vote to Abstain             Considered "present" at     Not voted. Same effect as a vote "against" a proposal.
                            meeting.
----------------------------------------------------------------------------------------------------------------------

If the required approval of shareholders is not obtained with respect to a proposal, the Acquired Fund subject to the proposal will continue to engage in business as a separate mutual fund and the board of trustees will consider what further action may be appropriate. This action could include, among other things, terminating a fund's expense limitation or closing the fund.

INFORMATION CONCERNING THE MEETING

Solicitation of Proxies

In addition to the mailing of these proxy materials, proxies may be solicited by telephone, by e-mail, by fax or in person by the trustees, officers and employees of your fund; by personnel of your fund's investment adviser, John Hancock Advisers, LLC and its transfer agent, John Hancock Signature Services, Inc.; or by broker-dealer firms. Signature Services, together with a third party solicitation firm, has agreed to provide proxy solicitation services to each Acquired Fund at a cost of approximately $5,000 per fund.

Revoking Proxies

Each Acquired Fund shareholder signing and returning a proxy has the power to revoke it at any time before it is exercised:

o By filing a written notice of revocation with the Acquired Funds' transfer agent, John Hancock Signature Services, Inc., 1 John Hancock Way, Suite 1000, Boston, Massachusetts 02217-1000, or

o By returning a duly executed proxy with a later date before the time of the meeting, or

o If a shareholder has executed a proxy but is present at the meeting and wishes to vote in person, by notifying the secretary of your fund (without complying with any formalities) at any time before it is voted.

Being present at the meeting alone does not revoke a previously executed and returned proxy.

Outstanding Shares and Quorum

As of March 15, 2002 (the "record date"), the number of shares of beneficial interest of each Acquired Fund outstanding were as follows:

------------------------------------------------------------
FUND                              SHARES OUTSTANDING
------------------------------------------------------------
Core Growth Fund
------------------------------------------------------------
      Class A
------------------------------------------------------------
      Class B
------------------------------------------------------------
      Class C
------------------------------------------------------------
      Class I
------------------------------------------------------------
Core Value Fund
------------------------------------------------------------
      Class A
------------------------------------------------------------
      Class B
------------------------------------------------------------
      Class C
------------------------------------------------------------
      Class I
------------------------------------------------------------

Only shareholders of record on the record date are entitled to notice of and to vote at the meeting. A majority of the outstanding shares of each Acquired Fund that are entitled to vote will be considered a quorum for the transaction of business.

Other Business

Each Acquired Fund's board of trustees knows of no business to be presented for consideration at the meeting other than the proposals. If other business is properly brought before the meeting, proxies will be voted according to the best judgment of the persons named as proxies.

Adjournments

If a quorum is not present in person or by proxy at the time any session of the meeting is called to order, the persons named as proxies may vote those proxies that have been received to adjourn the meeting to a later date. If a quorum is present but there are not sufficient votes in favor of a proposal, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies concerning the proposal. Any adjournment will require the affirmative vote of a majority of an Acquired Fund's shares at the session of the meeting to be adjourned. If an adjournment of the meeting is proposed because there are not sufficient votes in favor of a proposal, the persons named as proxies will vote those proxies favoring the proposal in favor of adjournment, and will vote those proxies against the reorganization against adjournment.

Telephone Voting

In addition to soliciting proxies by mail, by fax or in person, your fund(s) may also arrange to have votes recorded by telephone by officers and employees of your fund(s) or by personnel of the adviser or transfer agent or a third party solicitation firm. The telephone voting procedure is designed to verify a shareholder's identity, to allow a shareholder to authorize the voting of shares in accordance with the shareholder's instructions and to confirm that the voting instructions have been properly recorded. If these procedures were subject to a successful legal challenge, these telephone votes would not be counted at the meeting. Your fund has not obtained an opinion of counsel about telephone voting, but is currently not aware of any challenge.

o A shareholder will be called on a recorded line at the telephone number in a fund's account records and will be asked to provide the shareholder's social security number or other identifying information.

o The shareholder will then be given an opportunity to authorize proxies to vote his or her shares at the meeting in accordance with the shareholder's instructions.

o To ensure that the shareholder's instructions have been recorded correctly, the shareholder will also receive a confirmation of the voting instructions by mail.

o A toll-free number will be available in case the voting information contained in the confirmation is incorrect.

o If the shareholder decides after voting by telephone to attend the meeting, the shareholder can revoke the proxy at that time and vote the shares at the meeting.

Internet Voting

You will also have the opportunity to submit your voting instructions via the internet by utilizing a program provided through a vendor. Voting via the internet will not affect your right to vote in person if you decide to attend the meting. Do not mail the proxy card if you are voting via the internet. To vote via the internet , you will need the "control number" that appears on your proxy card. These Internet voting procedures are designed to authenticate shareholder identities, to allow shareholders give their voting instructions, and to confirm that shareholders instructions have been recorded properly. If you are voting via the internet you should understand that there may be costs associated with electronic access, such as usage charges from internet access providers and telephone companies, that must be borne to you.

o     Read the proxy statement and have your proxy card(s) at hand.

o     Go to the Web site www.jhfunds.com.

o     Select the shareholder entryway.

o     Select the proxy-voting link for your Fund(s).

o     Enter the "control number" found on your proxy card.

o Follow the instructions on the Web site. Please call us at 1-800-225-5291 if you have any problems.

o To insure that your instructions have been recorded correctly, you will receive a confirmation of your voting instructions immediately after your submission and also by email if chosen.

Shareholders' Proposals

The Funds are not required, and do not intend, to hold meetings of shareholders each year. Instead, meetings will be held only when and if required. Any shareholders desiring to present a proposal for consideration at the next meeting for shareholders of their respective Funds must submit the proposal in writing, so that it is received by the appropriate Fund at 101 Huntington Avenue, Boston, Massachusetts 02199 within a reasonable time before any meeting.

OWNERSHIP OF SHARES OF THE FUNDS

To the knowledge of each fund, as of March 15, 2002, the following persons owned of record or beneficially 5% or more of the outstanding shares of each fund, respectively:

--------------------------------------------------------------------------------
Names and Addresses of Owners of More
          Than 5% of Shares                        Core Growth Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Names and Addresses of Owners of More              Core Value Fund
          Than 5% of Shares
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Names and Addresses of Owners of More              Core Equity Fund
          Than 5% of Shares
--------------------------------------------------------------------------------

As of March 15, 2002, the trustees and officers of each fund owned in the aggregate less than 1% of the outstanding shares of their respective funds.

EXPERTS

The financial statements and the financial highlights of Core Equity Fund for the period ended December 31, 2001 and Core Growth and Core Value Funds for the period ended August 31, 2001 are incorporated by reference into this proxy statement and prospectus. The financial statements and financial highlights for Core Growth Fund and Core Value Fund have been independently audited by Deloitte & Touche, LLP, and for Core Equity Fund by PricewaterhouseCoopers, LLP, as stated in their reports appearing in the statement of additional information. These financial statements and financial highlights have been included in reliance on their reports given on their authority as experts in accounting and auditing.

AVAILABLE INFORMATION

Each fund is subject to the informational requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940 and files reports, proxy statements and other information with the SEC. These reports, proxy statements and other information filed by the funds can be inspected and copied (for a duplication fee) at the public reference facilities of the SEC at 450 Fifth Street, N.W., Washington, D.C., and at the Midwest Regional Office (500 West Madison Street, Suite 1400, Chicago, Illinois). Copies of these materials can also be obtained by mail from the Public Reference Section of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. In addition, copies of these documents may be viewed on-screen or downloaded from the SEC's Internet site at http://www.sec.gov.

Exhibit A

                  FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made this 1st day of March, 2002, by and between John Hancock Core Equity Fund (the "Acquiring Fund"), a series of John Hancock Capital Series, a Massachusetts business trust (the "Trust"), and ___________________________ (the "Acquired Fund"), a series of John Hancock Institutional Series Trust, a Massachusetts business trust (the "Trust II"), each with their principal place of business at 101 Huntington Avenue, Boston, Massachusetts 02199. The Acquiring Fund and the Acquired Fund are sometimes referred to collectively herein as the "Funds" and individually as a "Fund."

This Agreement is intended to be and is adopted as a plan of "reorganization," as such term is used in Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). The reorganization will consist of the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for the issuance of Class A shares, Class B shares, Class C shares, and Class I shares of beneficial interest of the Acquiring Fund (the "Acquiring Fund Shares") to the Acquired Fund and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, followed by the distribution by the Acquired Fund, on or promptly after the Closing Date hereinafter referred to, of the Acquiring Fund Shares to the shareholders of the Acquired Fund in liquidation and termination of the Acquired Fund as provided herein, all upon the terms and conditions set forth in this Agreement.

In consideration of the premises of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR ASSUMPTION OF LIABILITIES AND ISSUANCE OF ACQUIRING FUND SHARES; LIQUIDATION OF THE ACQUIRED FUND

1.1 The Acquired Fund will transfer all of its assets (consisting, without limitation, of portfolio securities and instruments, dividends and interest receivables, cash and other assets), as set forth in the statement of assets and liabilities referred to in Paragraph 7.2 hereof (the "Statement of Assets and Liabilities"), to the Acquiring Fund free and clear of all liens and encumbrances, except as otherwise provided herein, in exchange for (i) the assumption by the Acquiring Fund of the known and unknown liabilities of the Acquired Fund, including the liabilities set forth in the Statement of Assets and Liabilities (the "Acquired Fund Liabilities"), which shall be assigned and transferred to the Acquiring Fund by the Acquired Fund and assumed by the Acquiring Fund, and (ii) delivery by the Acquiring Fund to the Acquired Fund, for distribution pro rata by the Acquired Fund to its shareholders in proportion to their respective ownership of Class A, Class B, Class C and/or Class I shares of beneficial interest of the Acquired Fund, as of the close of business on June 7, 2002 (the "Closing Date"), of a number of the Acquiring Fund Shares having an aggregate net asset value equal, in the case of each class of Acquiring Fund Shares, to the value of the assets, less such liabilities (herein referred to as the "net value of the assets") attributable to the applicable class, assumed, assigned and delivered, all determined as provided in Paragraph 2.1 hereof and as of a date and time as specified therein. Such transactions shall take place at the closing provided for in Paragraph 3.1 hereof (the "Closing"). All computations shall be provided by The Bank of New York (the "Custodian"), as custodian and pricing agent for the Acquiring Fund and the Acquired Fund.

1.2 The Acquired Fund has provided the Acquiring Fund with a list of the current securities holdings of the Acquired Fund as of the date of execution of this Agreement. The Acquired Fund reserves the right to sell any of these securities (except to the extent sales may be limited by representations made in connection with issuance of the tax opinion provided for in paragraph 8.6 hereof) but will not, without the prior approval of the Acquiring Fund, acquire any additional securities other than securities of the type in which the Acquiring Fund is permitted to invest.

1.3 The Acquiring Fund and the Acquired Fund shall each bear its own expenses in connection with the transactions contemplated by this Agreement.

1.4 On or as soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), the Acquired Fund will liquidate and distribute pro rata to shareholders of record (the "Acquired Fund shareholders"), determined as of the close of regular trading on the New York Stock Exchange on the Closing Date, the Acquiring Fund Shares received by the Acquired Fund pursuant to Paragraph 1.1 hereof. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund, to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund shareholders and representing the respective pro rata number and class of Acquiring Fund Shares due such shareholders. Acquired Fund shareholders who own Class A shares of the Acquired Fund will receive Class A Acquiring Fund Shares, Acquired Fund shareholders who own Class B shares of the Acquired Fund will receive Class B Acquiring Fund Shares, Acquired Fund shareholders who own Class C shares of the Acquired Fund will receive Class C Acquiring Fund Shares, and Acquired Fund shareholders who own Class I shares of the Acquired Fund will receive Class I Acquiring Fund Shares. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such exchange.

1.5 The Acquired Fund shareholders holding certificates representing their ownership of shares of beneficial interest of the Acquired Fund shall surrender such certificates or deliver an affidavit with respect to lost certificates in such form and accompanied by such surety bonds as the Acquired Fund may require (collectively, an "Affidavit"), to John Hancock Signature Services, Inc. prior to the Closing Date. Any Acquired Fund share certificate which remains outstanding on the Closing Date shall be deemed to be canceled, shall no longer evidence ownership of shares of beneficial interest of the Acquired Fund and shall evidence ownership of Acquiring Fund Shares. Unless and until any such certificate shall be so surrendered or an Affidavit relating thereto shall be delivered, dividends and other distributions payable by the Acquiring Fund subsequent to the Liquidation Date with respect to Acquiring Fund Shares shall be paid to the holder of such certificate(s), but such shareholders may not redeem or transfer Acquiring Fund Shares received in the Reorganization. The Acquiring Fund will not issue share certificates in the Reorganization.

1.6 Any transfer taxes payable upon issuance of Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund Shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.7 The existence of the Acquired Fund shall be terminated as promptly as practicable following the Liquidation Date.

1.8 Any reporting responsibility of the Acquired Fund, including, but not limited to, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the "Commission"), any state securities commissions, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

2.    VALUATION

2.1 The net asset values of the Class A, Class B, Class C, and Class I Acquiring Fund Shares and the net values of the assets and liabilities of the Acquired Fund attributable to its Class A, Class B, Class C, and Class I shares to be transferred shall, in each case, be determined as of the close of business (4:00 p.m. Boston time) on the Closing Date. The net asset values of the Class A, Class B, Class C, and Class I Acquiring Fund Shares shall be computed by the Custodian in the manner set forth in the Acquiring Fund's Declaration of Trust as amended and restated (the "Declaration"), or By-Laws and the Acquiring Fund's then-current prospectus and statement of additional information and shall be computed in each case to not fewer than four decimal places. The net values of the assets of the Acquired Fund attributable to its Class A, Class B, Class C, and Class I shares to be transferred shall be computed by the Custodian by calculating the value of the assets of each class transferred by the Acquired Fund and by subtracting therefrom the amount of the liabilities of each class assigned and transferred to and assumed by the Acquiring Fund on the Closing Date, said assets and liabilities to be valued in the manner set forth in the Acquired Fund's then current prospectus and statement of additional information and shall be computed in each case to not fewer than four decimal places.

2.2 The number of shares of each class of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund's assets shall be determined by dividing the value of the Acquired Fund's assets attributable to a class, less the liabilities attributable to that class assumed by the Acquiring Fund, by the Acquiring Fund's net asset value per share of the same class, all as determined in accordance with Paragraph 2.1 hereof.

2.3 All computations of value shall be made by the Custodian in accordance with its regular practice as pricing agent for the Funds.

3.    CLOSING AND CLOSING DATE

3.1 The Closing Date shall be June 7, 2002 or such other date on or before December 31, 2002 as the parties may agree. The Closing shall be held as of 5:00 p.m. at the offices of the Trust and the Trust II, 101 Huntington Avenue, Boston, Massachusetts 02199, or at such other time and/or place as the parties may agree.

3.2 Portfolio securities that are not held in book-entry form in the name of the Custodian as record holder for the Acquired Fund shall be presented by the Acquired Fund to the Custodian for examination no later than three business days preceding the Closing Date. Portfolio securities which are not held in book-entry form shall be delivered by the Acquired Fund to the Custodian for the account of the Acquiring Fund on the Closing Date, duly endorsed in proper form for transfer, in such condition as to constitute good delivery thereof in accordance with the custom of brokers, and shall be accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. Portfolio securities held of record by the Custodian in book-entry form on behalf of the Acquired Fund shall be delivered to the Acquiring Fund by the Custodian by recording the transfer of beneficial ownership thereof on its records. The cash delivered shall be in the form of currency or by the Custodian crediting the Acquiring Fund's account maintained with the Custodian with immediately available funds.

3.3 In the event that on the Closing Date (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored; provided that if trading shall not be fully resumed and reporting restored on or before December 31, 2002, this Agreement may be terminated by the Acquiring Fund or by the Acquired Fund upon the giving of written notice to the other party.

3.4 The Acquired Fund shall deliver at the Closing a list of the names, addresses, federal taxpayer identification numbers and backup withholding and nonresident alien withholding status of the Acquired Fund shareholders and the number of outstanding shares of each class of beneficial interest of the Acquired Fund owned by each such shareholder, all as of the close of business on the Closing Date, certified by its Treasurer, Secretary or other authorized officer (the "Shareholder List"). The Acquiring Fund shall issue and deliver to the Acquired Fund a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date, or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request.

4.    REPRESENTATIONS AND WARRANTIES

4.1 The Trust II on behalf of the Acquired Fund represents, warrants and covenants to the Acquiring Fund as follows:

      (a) The Trust II is a business trust, duly organized, validly existing and in good standing under the laws of The Commonwealth of Massachusetts and has the power to own all of its properties and assets and, subject to approval by the shareholders of the Acquired Fund, to carry out the transactions contemplated by this Agreement. Neither the Trust II nor the Acquired Fund is required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would subject it to any material liability or disability. The Trust II has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted;

      (b) The Trust II is a registered investment company classified as a management company and its registration with the Commission as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), is in full force and effect. The Acquired Fund is a diversified series of the Trust II;

      (c) The Trust II and the Acquired Fund are not, and the execution, delivery and performance of their obligations under this Agreement will not result, in violation of any provision of the Trust II's Declaration of Trust, as amended and restated (the "Trust II's Declaration") or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust II or the Acquired Fund is a party or by which it is bound;

      (d) Except as otherwise disclosed in writing and accepted by the Acquiring Fund, no material litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or threatened against the Trust II or the Acquired Fund or any of the Acquired Fund's properties or assets. The Trust II knows of no facts which might form the basis for the institution of such proceedings, and neither the Trust II nor the Acquired Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquired Fund's business or its ability to consummate the transactions herein contemplated;

      (e) The Acquired Fund has no material contracts or other commitments (other than this Agreement or agreements for the purchase of securities entered into in the ordinary course of business and consistent with its obligations under this Agreement) which will not be terminated without liability to the Acquired Fund at or prior to the Closing Date;

      (f) The audited statement of assets and liabilities, including the schedule of investments, of the Acquired Fund as of _______________ and the related statement of operations (copies of which have been furnished to the Acquiring Fund) and the unaudited statements as of __________________, present fairly in all material respects the financial condition of the Acquired Fund as of ________________ and ______________ and the results of its operations for the period then ended in accordance with generally accepted accounting principles consistently applied, and there were no known actual or contingent liabilities of the Acquired Fund as of the respective dates thereof not disclosed therein;

      (g) Since ______________, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund;

      (h) At the date hereof and by the Closing Date, all federal, state and other tax returns and reports, including information returns and payee statements, of the Acquired Fund required by law to have been filed or furnished by such dates shall have been filed or furnished, and all federal, state and other taxes, interest and penalties shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Acquired Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns or reports;

      (i) The Acquired Fund has qualified as a regulated investment company for each taxable year of its operation and the Acquired Fund will qualify as such as of the Closing Date with respect to its taxable year ending on the Closing Date;

      (j) The authorized capital of the Acquired Fund consists of an unlimited number of shares of beneficial interest, no par value. All issued and outstanding shares of beneficial interest of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable by the Trust II. All of the issued and outstanding shares of beneficial interest of the Acquired Fund will, at the time of Closing, be held by the persons and in the amounts and classes set forth in the Shareholder List submitted to the Acquiring Fund pursuant to Paragraph 3.4 hereof. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares of beneficial interest, nor is there outstanding any security convertible into any of its shares of beneficial interest;

      (k) At the Closing Date, the Acquired Fund will have good and marketable title to the assets to be transferred to the Acquiring Fund pursuant to Paragraph 1.1 hereof, and full right, power and authority to sell, assign, transfer and deliver such assets hereunder, and upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the Securities Act of 1933, as amended (the "1933 Act");

      (l) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Trust II on behalf of the Acquired Fund, and this Agreement constitutes a valid and binding obligation of the Acquired Fund enforceable in accordance with its terms, subject to the approval of the Acquired Fund's shareholders;

      (m) The information to be furnished by the Acquired Fund to the Acquiring Fund for use in applications for orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto;

      (n) The proxy statement of the Acquired Fund (the "Proxy Statement") to be included in the Registration Statement referred to in Paragraph
            5.7 hereof (other than written information furnished by the Acquiring Fund for inclusion therein, as covered by the Acquiring Fund's warranty in Paragraph 4.2(m) hereof), on the effective date of the Registration Statement, on the date of the meeting of the Acquired Fund shareholders and on the Closing Date, shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading;

      (o) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement;

      (p) All of the issued and outstanding shares of beneficial interest of the Acquired Fund have been offered for sale and sold in conformity with all applicable federal and state securities laws;

      (q) The Class A, Class B, and Class C prospectus of the Acquired Fund, dated ____________ and the Class I prospectus of the Acquired Fund, dated _____________ (the "Acquired Fund Prospectuses"), furnished to the Acquiring Fund, does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; and

      (r) The Acquired Fund Tax Representation Certificate to be delivered by the Acquired Fund to the Acquiring Fund at Closing pursuant to
            Section 7.5 (the "Acquired Fund Tax Representation Certificate") will not on the Closing Date contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading.

4.2 The Trust on behalf of the Acquiring Fund represents, warrants and covenants to the Acquired Fund as follows:

      (a) The Trust is a business trust duly organized, validly existing and in good standing under the laws of The Commonwealth of Massachusetts and has the power to own all of its properties and assets and to carry out the Agreement. Neither the Trust nor the Acquiring Fund is required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would subject it to any material liability or disability. The Trust has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted;

      (b) The Trust is a registered investment company classified as a management company and its registration with the Commission as an investment company under the 1940 Act is in full force and effect. The Acquiring Fund is a diversified series of the Trust;

      (c) The prospectus (the "Acquiring Fund Prospectus") and statement of additional information for Class A, Class B, Class C and Class I shares of the Acquiring Fund, dated March 1, 2002, and any amendments or supplements thereto on or prior to the Closing Date, and the Registration Statement on Form N-14 filed in connection with this Agreement (the "Registration Statement") (other than written information furnished by the Acquired Fund for inclusion therein, as covered by the Acquired Fund's warranty in Paragraph 4.1(m) hereof) will conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder, the Acquiring Fund Prospectus does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading and the Registration Statement will not include any untrue statement of material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

      (d) At the Closing Date, the Trust on behalf of the Acquiring Fund will have good and marketable title to the assets of the Acquiring Fund;

      (e) The Trust and the Acquiring Fund are not, and the execution, delivery and performance of their obligations under this Agreement will not result in a violation of any provisions of the Trust's Declaration, or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust or the Acquiring Fund is a party or by which the Trust or the Acquiring Fund is bound;

      (f) Except as otherwise disclosed in writing and accepted by the Acquired Fund, no material litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or threatened against the Trust or the Acquiring Fund or any of the Acquiring Fund's properties or assets. The Trust knows of no facts which might form the basis for the institution of such proceedings, and neither the Trust nor the Acquiring Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquiring Fund's business or its ability to consummate the transactions herein contemplated;

      (g) The audited statement of assets and liabilities, including the schedule of investments, of the Acquiring Fund as of December 31, 2001 and the related statement of operations (copies of which have been furnished to the Acquired Fund), present fairly in all material respects the financial condition of the Acquiring Fund as of December 31, 2001 and the results of its operations for the period then ended in accordance with generally accepted accounting principles consistently applied, and there were no known actual or contingent liabilities of the Acquiring Fund as of the respective dates thereof not disclosed therein;

      (h) Since December 31, 2001, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Trust on behalf of the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed to and accepted by the Acquired Fund;

      (i) Each of the Acquiring Fund and its predecessors has qualified as a regulated investment company for each taxable year of its operation and the Acquiring Fund will qualify as such as of the Closing Date;

      (j) The authorized capital of the Trust consists of an unlimited number of shares of beneficial interest, no par value per share. All issued and outstanding shares of beneficial interest of the Acquiring Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable by the Trust. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares of beneficial interest, nor is there outstanding any security convertible into any of its shares of beneficial interest;

      (k) The execution, delivery and performance of this Agreement has been duly authorized by all necessary action on the part of the Trust on behalf of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Acquiring Fund enforceable in accordance with its terms;

      (l) The Acquiring Fund Shares to be issued and delivered to the Acquired Fund pursuant to the terms of this Agreement, when so issued and delivered, will be duly and validly issued shares of beneficial interest of the Acquiring Fund and will be fully paid and nonassessable by the Trust;

      (m) The information to be furnished by the Acquiring Fund for use in applications for orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

      (n) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by the Agreement, except for the registration of the Acquiring Fund Shares under the 1933 Act and the 1940 Act; and

      (o) The Acquiring Fund Tax Representation Certificate to be delivered by the Acquiring Fund to the Acquired Fund at Closing pursuant to
            Section 6.3 (the "Acquiring Fund Tax Representation Certificate") will not on the Closing Date contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading.

5.    COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

5.1 Except as expressly contemplated herein to the contrary, the Trust II on behalf of the Acquired Fund and the Trust on behalf of the Acquiring Fund, will operate their respective businesses in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include customary dividends and distributions and any other distributions necessary or desirable to avoid federal income or excise taxes.

5.2 The Trust II will call a meeting of the Acquired Fund shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

5.3 The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired by the Acquired Fund for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

5.4 The Trust II on behalf of the Acquired Fund will provide such information within its possession or reasonably obtainable as the Trust on behalf of the Acquiring Fund requests concerning the beneficial ownership of the Acquired Fund's shares of beneficial interest.

5.5 Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund each shall take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate the transactions contemplated by this Agreement.

5.6 The Trust II on behalf of the Acquired Fund shall furnish to the Trust on behalf of the Acquiring Fund on the Closing Date the Statement of Assets and Liabilities of the Acquired Fund as of the Closing Date, which statement shall be prepared in accordance with generally accepted accounting principles consistently applied and shall be certified by the Acquired Fund's Treasurer or Assistant Treasurer. As promptly as practicable but in any case within 60 days after the Closing Date, the Acquired Fund shall furnish to the Acquiring Fund, in such form as is reasonably satisfactory to the Trust, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes and of any capital loss carryovers and other items that will be carried over to the Acquiring Fund as a result of Section 381 of the Code, and which statement will be certified by the President of the Acquired Fund.

5.7 The Trust on behalf of the Acquiring Fund will prepare and file with the Commission the Registration Statement in compliance with the 1933 Act and the 1940 Act in connection with the issuance of the Acquiring Fund Shares as contemplated herein.

5.8 The Trust II on behalf of the Acquired Fund will prepare a Proxy Statement, to be included in the Registration Statement in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the 1940 Act and the rules and regulations thereunder (collectively, the "Acts") in connection with the special meeting of shareholders of the Acquired Fund to consider approval of this Agreement.

5.9 Neither the Acquired Fund nor the Acquiring Fund shall take any action that is inconsistent with the representations set forth in, with respect to the Acquired Fund, the Acquired Fund Tax Representation Certificate, and with respect to the Acquiring Fund, the Acquiring Fund Tax Representation Certificate, to the extent such action would prevent the reorganization from qualifying as a "reorganization" under Section 368(a) of the Code.

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TRUST II ON BEHALF OF THE ACQUIRED FUND

The obligations of the Trust II on behalf of the Acquired Fund to complete the transactions provided for herein shall be, at its election, subject to the performance by the Trust on behalf of the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

6.1 All representations and warranties of the Trust on behalf of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

6.2 The Trust on behalf of the Acquiring Fund shall have delivered to the Trust II on behalf of the Acquired Fund a certificate executed in its name by the Trust's President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Trust II on behalf of the Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Trust on behalf of the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Trust II on behalf of the Acquired Fund shall reasonably request; and

6.3 The Acquiring Fund shall have delivered to the Acquired Fund an Acquiring Fund Tax Representation Certificate substantially in the form attached to this Agreement as Annex A concerning certain tax-related matters with respect to the Acquiring Fund.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TRUST ON BEHALF OF THE ACQUIRING FUND

The obligations of the Trust on behalf of the Acquiring Fund to complete the transactions provided for herein shall be, at its election, subject to the performance by the Trust II on behalf of the Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

7.1 All representations and warranties of the Trust II on behalf of the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

7.2 The Trust II on behalf of the Acquired Fund shall have delivered to the Trust on behalf of the Acquiring Fund the Statement of Assets and Liabilities of the Acquired Fund, together with a list of its portfolio securities showing the federal income tax bases and holding periods of such securities, as of the Closing Date, certified by the Treasurer or Assistant Treasurer of the Acquired Fund;

7.3 The Trust II on behalf of the Acquired Fund shall have delivered to the Trust on behalf of the Acquiring Fund on the Closing Date a certificate executed in the name of the Acquired Fund by a President or Vice President and a Treasurer or Assistant Treasurer of the Acquired Fund, in form and substance satisfactory to the Trust on behalf of the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Fund in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Trust on behalf of the Acquiring Fund shall reasonably request;

7.4 At or prior to the Closing Date, the Acquired Fund's investment adviser, or an affiliate thereof, shall have made all payments, or applied all credits, to the Acquired Fund required by any applicable contractual expense limitation; and

7.5 The Acquired Fund shall have delivered to the Acquiring Fund an Acquired Fund Tax Representation Certificate substantially in the form attached to this Agreement as Annex B concerning certain tax-related matters with respect to the Acquired Fund.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TRUST II ON BEHALF OF THE ACQUIRED FUND AND THE TRUST ON BEHALF OF THE ACQUIRING FUND

The obligations hereunder of the Trust II on behalf of the Acquired Fund and the Trust on behalf of the Acquiring Fund are each subject to the further conditions that on or before the Closing Date:

8.1 The Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of beneficial interest of the Acquired Fund in accordance with the provisions of the Trust II's Declaration and By-Laws, and certified copies of the resolutions evidencing such approval by the Acquired Fund's shareholders shall have been delivered by the Acquired Fund to the Trust on behalf of the Acquiring Fund;

8.2 On the Closing Date no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain changes or other relief in connection with, this Agreement or the transactions contemplated herein;

8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and their "no-action" positions) deemed necessary by the Trust II or the Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may waive any such conditions for itself;

8.4 The Registration Statement shall have become effective under the 1933 Act and the 1940 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act or the 1940 Act;

8.5 The Acquired Fund shall have distributed to its shareholders, in a distribution or distributions qualifying for the deduction for dividends paid under Section 561 of the Code, all of its investment company taxable income (as defined in Section 852(b)(2) of the Code determined without regard to Section 852(b)(2)(D) of the Code) for its taxable year ending on the Closing Date, all of the excess of (i) its interest income excludable from gross income under Section 103(a) of the Code over (ii) its deductions disallowed under Sections 265 and 171(a)(2) of the Code for its taxable year ending on the Closing Date, and all of its net capital gain (as such term is used in Sections 852(b)(3)(A) and (C) of the Code), after reduction by any available capital loss carryforward, for its taxable year ending on the Closing Date; and

8.6 The parties shall have received an opinion of Hale and Dorr LLP, satisfactory to the Trust II on behalf of the Acquired Fund and the Trust on behalf of the Acquiring Fund, substantially to the effect that for federal income tax purposes the acquisition by the Acquiring Fund of all of the assets of the Acquired Fund solely in exchange for the issuance of Acquiring Fund Shares to the Acquired Fund and the assumption of all of the Acquired Fund Liabilities by the Acquiring Fund, followed by the distribution by the Acquired Fund, in liquidation of the Acquired Fund, of Acquiring Fund Shares to the shareholders of the Acquired Fund in exchange for their shares of beneficial interest of the Acquired Fund and the termination of the Acquired Fund, will constitute a "reorganization" within the meaning of Section 368(a) of the Code. Notwithstanding anything herein to the contrary, neither the Trust II nor the Trust may waive the conditions set forth in this Paragraph 8.6.

9.    BROKERAGE FEES AND EXPENSES

9.1 The Trust on behalf of the Acquiring Fund and the Trust II on behalf of the Acquired Fund each represent and warrant to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

9.2 The Acquiring Fund and the Acquired Fund shall each be liable solely for its own expenses incurred in connection with entering into and carrying out the provisions of this Agreement whether or not the transactions contemplated hereby are consummated.

10.   ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1 The Trust on behalf of the Acquiring Fund and the Trust II on behalf of the Acquired Fund agree that neither party has made any representation, warranty or covenant not set forth herein or referred to in Paragraph 4 hereof and that this Agreement constitutes the entire agreement between the parties.

10.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder.

11.   TERMINATION

11.1 This Agreement may be terminated by the mutual agreement of the Trust on behalf of the Acquiring Fund and the Trust II on behalf of the Acquired Fund. In addition, either party may at its option terminate this Agreement at or prior to the Closing Date:

      (a) because of a material breach by the other of any representation, warranty, covenant or agreement contained herein to be performed at or prior to the Closing Date;

      (b) because of a condition herein expressed to be precedent to the obligations of the terminating party which has not been met and which reasonably appears will not or cannot be met;

      (c) by resolution of the Trust's Board of Trustees if circumstances should develop that, in the good faith opinion of such Board, make proceeding with the Agreement not in the best interests of the Acquiring Fund's shareholders; or

      (d) by resolution of the Trust II's Board of Trustees if circumstances should develop that, in the good faith opinion of such Board, make proceeding with the Agreement not in the best interests of the Acquired Fund's shareholders.

11.2 In the event of any such termination, there shall be no liability for damages on the part of the Trust, the Acquiring Fund, the Trust II, or the Acquired Fund, or the Trustees or officers of the Trust or the Trust II, but each party shall bear the expenses incurred by it incidental to the preparation and carrying out of this Agreement.

12. AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon by the authorized officers of the Trust and the Trust II. However, following the meeting of shareholders of the Acquired Fund held pursuant to Paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions regarding the method for determining the number of Acquiring Fund Shares to be received by the Acquired Fund shareholders under this Agreement to the detriment of such shareholders without their further approval; provided that nothing contained in this Article 12 shall be construed to prohibit the parties from amending this Agreement to change the Closing Date.

13. NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the Acquiring Fund or to the Acquired Fund, each at 101 Huntington Avenue, Boston, Massachusetts 02199, Attention:
President, and, in either case, with copies to Hale and Dorr LLP, 60 State Street, Boston, Massachusetts 02109, Attention: Pamela J. Wilson, Esq.

14.  HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT

14.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

14.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

14.3 This Agreement shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts.

14.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the prior written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

14.5 All persons dealing with the Trust or the Trust II must look solely to the property of the Trust or the Trust II, respectively, for the enforcement of any claims against the Trust or the Trust II as the Trustees, officers, agents and shareholders of the Trust or the Trust II assume no personal liability for obligations entered into on behalf of the Trust or the Trust II, respectively. None of the other series of the Trust or the Trust II shall be responsible for any obligations assumed by or on behalf of the Acquiring Fund or the Acquired Fund under this Agreement.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the date first set forth above by its President or Vice President and has caused its corporate seal to be affixed hereto.

                           JOHN HANCOCK CAPITAL SERIES on behalf of
                           JOHN HANCOCK CORE EQUITY FUND


                           By:
                           ------------------------------------------------
                                          Maureen R. Ford
                           Chairman, President and Chief Executive Officer


                           JOHN HANCOCK INSTITUTIONAL SERIES TRUST on behalf of


                           ------------------------------------------------


                           By:
                           ------------------------------------------------
                                          Susan S. Newton
                                Senior Vice President and Secretary

                                      Thank
                                       You

                                   for mailing
                                 your proxy card
                                    promptly!

                                     [LOGO]

                           JOHN HANCOCK
--------------------------------------------------------------------------------

Prospectus 3.1.02          Core Equity Fund

    [LOGO](R)              As with all mutual funds, the Securities and Exchange
------------------         Commission has not approved or disapproved this fund
JOHN HANCOCK FUNDS         or determined whether the information in this
                           prospectus is adequate and accurate. Anyone who indicates otherwise is committing a federal crime.

Contents

--------------------------------------------------------------------------------

A summary of the fund's         Core Equity Fund                               4
goals, strategies, risks,
performance and expenses.


Policies and instructions for   Your account
opening, maintaining and
closing an account.             Choosing a share class                         6
                                How sales charges are calculated               6
                                Sales charge reductions and waivers            7
                                Opening an account                             8
                                Buying shares                                  9
                                Selling shares                                10
                                Transaction policies                          12
                                Dividends and account policies                12
                                Additional investor services                  13


Further information on the      Fund details
fund.
                                Business structure                            14
                                Financial highlights                          15


                                For more information                  back cover

Core Equity Fund

GOAL AND STRATEGY

[Clip Art] The fund seeks above-average total return (capital appreciation plus income). To pursue this goal, the fund normally invests at least 80% of its assets in a diversified portfolio of equity securities (including common and preferred stocks and their equivalents) which are primarily large-capitalization stocks. The portfolio's risk profile is similar to that of the Standard & Poor's 500 Index.

The managers select from a menu of stocks of approximately 600 companies that evolves over time. Approximately 70% to 80% of these companies also are included in the Standard & Poor's 500 Index. The subadviser's investment research team is organized by industry and tracks these companies to develop earnings estimates and five-year projections for growth. A series of proprietary computer models use this in-house research to rank the stocks according to their combination of:

o     value, meaning they appear to be underpriced

o     improving fundamentals, meaning they show potential for strong growth

This process, together with a risk/return analysis against the Standard & Poor's 500 Index, results in a portfolio of approximately 100 to 130 of the stocks from the top 60% of the menu. The fund generally sells stocks that fall into the bottom 20% of the menu.

In normal circumstances, the fund is almost entirely invested in stocks. The fund may invest in dollar-denominated foreign securities and make limited use of certain derivatives (investments whose value is based on indexes or securities).

In abnormal circumstances, the fund may temporarily invest more than 20% of its assets in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable distributions.

================================================================================

PAST PERFORMANCE

[Clip Art] The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. The average annual figures reflect sales charges; the year-by-year and index figures do not, and would be lower if they did. All figures assume dividend reinvestment. Past performance before and after taxes does not indicate future results.

Class A, total returns
Best quarter: Q4 '98, 24.17%
Worst quarter: Q3 '01, -15.72%

After-tax returns
After-tax returns are shown for Class A shares only and would be different for the other classes. They are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Index (reflects no fees or taxes)
Standard & Poor's 500 Index, an unmanaged index of 500 stocks.

--------------------------------------------------------------------------------
Class A calendar year total returns (without sales charges)
--------------------------------------------------------------------------------
 1992    1993    1994     1995    1996    1997    1998     1999    2000    2001

 9.01%  16.12%  -2.14%   37.20%  21.24%  29.19%  28.84%   12.37%  -7.75% -10.87%

--------------------------------------------------------------------------------------------
Average annual total returns (including sales charge) for periods ending 12-31-01
--------------------------------------------------------------------------------------------
                                                1 year   5 year   10 year   Life of  Life of
                                                                            Class B  Class C
Class A before tax                             -15.32%    7.88%    11.65%        --       --
Class A after tax on distributions             -15.33%    7.23%    10.76%        --       --
Class A after tax on distributions, with sale   -9.33%    6.31%     9.56%        --       --
Class B before tax (began 9-7-95)              -15.91%    7.96%        --    11.01%       --
Class C before tax (began 5-1-98)              -13.24%       --        --        --   -0.53%
Standard & Poor's 500 Index                    -11.89%   10.70%    12.94%    13.49%    1.97%

MAIN RISKS

[Clip Art] The value of your investment will fluctuate in response to stock market movements.

Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small- or medium-capitalization stocks.

The fund's management strategy has a significant influence on fund performance. If the investment research team's earnings estimates or projections turn out to be inaccurate, or if the proprietary computer models do not perform as expected, the fund could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, these risks could increase volatility or reduce performance:

o     Certain derivatives could produce disproportionate losses.

o In a down market, higher-risk securities and derivatives could become harder to value or to sell at a fair price.

o Foreign investments carry additional risks, including potentially inadequate or inaccurate financial information and social or political instability.

Investments in the fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money by investing in this fund.

================================================================================

YOUR EXPENSES

[Clip Art] Transaction expenses are charged directly to your account. Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

--------------------------------------------------------------------------------
Shareholder transaction expenses(1)                  Class A   Class B   Class C
--------------------------------------------------------------------------------
Maximum sales charge (load)                            5.00%     5.00%     2.00%
Maximum front-end sales charge (load) on purchases
as a % of purchase price                               5.00%     none      1.00%
Maximum deferred sales charge (load)
as a % of purchase or sale price, whichever is less    none(2)   5.00%     1.00%

--------------------------------------------------------------------------------
Annual operating expenses                            Class A   Class B   Class C
--------------------------------------------------------------------------------
Management fee                                         0.75%     0.75%     0.75%
Distribution and service (12b-1) fees                  0.30%     1.00%     1.00%
Other expenses                                         0.42%     0.42%     0.42%
Total fund operating expenses                          1.47%     2.17%     2.17%

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
Expenses                                    Year 1    Year 3    Year 5   Year 10
--------------------------------------------------------------------------------
Class A                                       $642      $942    $1,263    $2,170
Class B with redemption                       $720      $979    $1,364    $2,326
Class B without redemption                    $220      $679    $1,164    $2,326
Class C with redemption                       $417      $772    $1,253    $2,578
Class C without redemption                    $318      $772    $1,253    $2,578

(1) A $4.00 fee will be charged for wire redemptions.
(2) Except for investments of $1 million or more; see "How sales charges are calculated."

================================================================================

SUBADVISER

Independence Investment LLC

Team responsible for day-to-day investment management

A subsidiary of John Hancock Financial Services, Inc.

Founded in 1982

Supervised by the adviser

FUND CODES

Class A     Ticker          JHDCX
            CUSIP           409902707
            Newspaper       CoreEqA
            SEC number      811-1677
            JH fund number  25

Class B     Ticker          JHIDX
            CUSIP           409902806
            Newspaper       CoreEqB
            SEC number      811-1677
            JH fund number  125

Class C     Ticker          JHCEX
            CUSIP           409902863
            Newspaper       CoreEqC
            SEC number      811-1677
            JH fund number  525

Your account

--------------------------------------------------------------------------------
CHOOSING A SHARE CLASS

Each share class has its own cost structure, including a Rule 12b-1 plan that allows it to pay fees for the sale, distribution and service of its shares. Your financial representative can help you decide which share class is best for you.

--------------------------------------------------------------------------------
Class A
--------------------------------------------------------------------------------

o     A front-end sales charge, as described at right.

o     Distribution and service (12b-1) fees of 0.30%.

--------------------------------------------------------------------------------
Class B
--------------------------------------------------------------------------------

o     No front-end sales charge; all your money goes to work for you right away.

o     Distribution and service (12b-1) fees of 1.00%.

o     A deferred sales charge, as described on following page.

o Automatic conversion to Class A shares after eight years, thus reducing future annual expenses.

--------------------------------------------------------------------------------
Class C
--------------------------------------------------------------------------------

o     A front-end sales charge, as described at right.

o     Distribution and service (12b-1) fees of 1.00%.

o A 1.00% contingent deferred sales charge on shares sold within one year of purchase.

o No automatic conversion to Class A shares, so annual expenses continue at the Class C level throughout the life of your investment.

For actual past expenses of each share class, see the fund-by-fund information earlier in this prospectus.

Because 12b-1 fees are paid on an ongoing basis, they may cost shareholders more than other types of sales charges.

Investors purchasing $1 million or more of Class B or Class C shares may want to consider the lower operating expenses of Class A shares.

Your broker receives a percentage of these sales charges and fees. In addition, John Hancock Funds may pay significant compensation out of its own resources to your broker.

Your broker or agent may charge you a fee to effect transactions in fund shares.

--------------------------------------------------------------------------------
HOW SALES CHARGES ARE CALCULATED

Class A and Class C Sales charges are as follows:

--------------------------------------------------------------------------------
Class A sales charges
--------------------------------------------------------------------------------
                           As a % of       As a % of your
Your investment            offering price  investment
Up to $49,999              5.00%           5.26%
$50,000 - $99,999          4.50%           4.71%
$100,000 - $249,999        3.50%           3.63%
$250,000 - $499,000        2.50%           2.56%
$500,000 - $999,999        2.00%           2.04%
$1,000,000 and over        See below

--------------------------------------------------------------------------------
Class C sales charges
--------------------------------------------------------------------------------
                           As a % of       As a % of your
Your investment            offering price  investment
Up to $1,000,000           1.00%           1.01%
$1,000,000 and over        none

Investments of $1 million or more Class A and Class C shares are available with no front-end sales charge. However, there is a contingent deferred sales charge
(CDSC) on any Class A shares sold within one year of purchase, as follows:

--------------------------------------------------------------------------------
CDSC on $1 million+ investments
--------------------------------------------------------------------------------
                                           CDSC on shares
Your investment                            being sold
First $1M - $4,999,999                     1.00%
Next $1 - $5M above that                   0.50%
Next $1 or more above that                 0.25%

For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month.


6 YOUR ACCOUNT

The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold, and is not charged on shares you acquired by reinvesting your dividends. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC.

Class B Shares are offered at their net asset value per share, without any initial sales charge.

Class B and Class C A CDSC may be charged if you sell Class B or Class C shares within a certain time after you bought them, as described in the tables below. There is no CDSC on shares acquired through reinvestment of dividends. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. The CDSCs are as follows:

--------------------------------------------------------------------------------
Class B deferred charges
--------------------------------------------------------------------------------
Years after purchase            CDSC on shares being sold
1st year                        5.00%
2nd year                        4.00%
3rd or 4th year                 3.00%
5th year                        2.00%
6th year                        1.00%
After 6th year                  none

--------------------------------------------------------------------------------
Class C deferred charges
--------------------------------------------------------------------------------
Years after purchase            CDSC
1st year                        1.00%
After 1st year                  none

For purposes of these CDSCs, all purchases made during a calendar month are counted as having been made on the first day of that month.

CDSC calculations are based on the number of shares involved, not on the value of your account. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that carry no CDSC. If there are not enough of these to meet your request, we will sell those shares that have the lowest CDSC.

--------------------------------------------------------------------------------
SALES CHARGE REDUCTIONS AND WAIVERS

Reducing your Class A sales charges There are several ways you can combine multiple purchases of Class A shares of John Hancock funds to take advantage of the breakpoints in the sales charge schedule. The first three ways can be combined in any manner.

o Accumulation Privilege -- lets you add the value of any Class A shares you already own to the amount of your next Class A investment for purposes of calculating the sales charge. Retirement plans investing $1 million in Class B shares may add that value to Class A purchases to calculate charges.

o Letter of Intention -- lets you purchase Class A shares of a fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once.

o Combination Privilege -- lets you combine Class A shares of multiple funds for purposes of calculating the sales charge.

To utilize: complete the appropriate section of your application, or contact your financial representative or Signature Services, or consult the SAI (see the back cover of this prospectus).

Group Investment Program A group may be treated as a single purchaser under the accumulation and combination privileges. Each investor has an individual account, but the group's investments are lumped together for sales charge purposes, making the investors potentially eligible for reduced sales charges. There is no charge or obligation to invest (although initial investments must total at least $250) and individual investors may close their accounts at any time.

To utilize: contact your financial representative or Signature Services to find out how to qualify, or consult the SAI (see the back cover of the prospectus).

CDSC waivers As long as Signature Services is notified at the time you sell, the CDSC for each share class will generally be waived in the following cases:

o     to make payments through certain systematic withdrawal plans

o     to make certain distributions from a retirement plan

o     because of shareholder death or disability

To utilize: If you think you may be eligible for a CDSC waiver, contact your financial representative or Signature Services, or consult the SAI (see the back cover of this prospectus).


                                                                  YOUR ACCOUNT 7

Reinstatement privilege If you sell shares of a John Hancock fund, you may reinvest some or all of the proceeds in the same share class of any John Hancock fund within 120 days without a sales charge, as long as Signature Services is notified before you reinvest. If you paid a CDSC when you sold your shares, you will be credited with the amount of the CDSC. All accounts involved must have the same registration.

To utilize: contact your financial representative or Signature Services.

Waivers for certain investors Class A shares may be offered without front-end sales charges or CDSCs to various individuals and institutions, including:

o     selling brokers and their employees and sales representatives

o financial representatives utilizing fund shares in fee-based investment products under signed agreement with John Hancock Funds

o fund trustees and other individuals who are affiliated with these or other John Hancock funds

o individuals transferring assets from an employee benefit plan into a John Hancock fund

o participants in certain retirement plans with at least 100 eligible employees (one-year CDSC applies)

Class C shares may be offered without front-end sales charges to various individuals and institutions.

To utilize: if you think you may be eligible for a sales charge waiver, contact Signature Services or consult the SAI (see the back cover of this prospectus).

--------------------------------------------------------------------------------
OPENING AN ACCOUNT

1     Read this prospectus carefully.

2 Determine how much you want to invest. The minimum initial investments for the John Hancock funds are as follows:

      o     non-retirement account: $1,000

      o     retirement account: $250

      o     group investments: $250

      o Monthly Automatic Accumulation Plan (MAAP): $25 to open; you must invest at least $25 a month

      o fee-based clients of selling brokers who have placed at least $2 billion in John Hancock funds: $250

3 Complete the appropriate parts of the account application, carefully following the instructions. You must submit additional documentation when opening trust, corporate or power of attorney accounts. You must notify your financial representative or Signature Services if this information changes. For more details, please contact your financial representative or call Signature Services at 1-800-225-5291.

4 Complete the appropriate parts of the account privileges application. By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later.

5 Make your initial investment using the table on the next page. You and your financial representative can initiate any purchase, exchange or sale of shares.


8 YOUR ACCOUNT

--------------------------------------------------------------------------------
Buying shares
--------------------------------------------------------------------------------
            Opening an account                Adding to an account

By check

[Clip Art]  o Make out a check for the        o Make out a check for the
              investment amount, payable to     investment amount payable to
              "John Hancock Signature           "John Hancock Signature
              Services, Inc."                   Services, Inc."

            o Deliver the check and your      o Fill out the detachable
              completed application to your     investment slip from an
              financial representative, or      account statement. If no slip
              mail them to Signature            is available, include a note
              Services (address below).         specifying the fund name,
                                                your share class, your
                                                account number and the
                                                name(s) in which the account
                                                is registered.

                                              o Deliver the check and your
                                                investment slip or note to
                                                your financial
                                                representative, or mail them
                                                to Signature Services
                                                (address below).

By exchange

[Clip Art]  o Call your financial             o Log on to www.jhfunds.com to
              representative or Signature       process exchanges between
              Services to request an            funds.
              exchange.
                                              o Call EASI-Line for automated
                                                service 24 hours a day using
                                                your touch-tone phone at
                                                1-800-338-8080.

                                              o Call your financial
                                                representative or Signature
                                                Services to request an
                                                exchange.

By wire

[Clip Art]  o Deliver your completed          o Instruct your bank to wire
              application to your financial     the amount of your investment
              representative, or mail it to     to:
              Signature Services.                First Signature Bank & Trust
                                                 Account # 900000260
            o Obtain your account number by      Routing # 211475000
              calling your financial
              representative or Signature     Specify the fund name, your
              Services.                       share class, your account
                                              number and the name(s) in which
            o Instruct your bank to wire      the account is registered. Your
              the amount of your investment   bank may charge a fee to wire
              to:                             funds.
               First Signature Bank & Trust
               Account # 900000260
               Routing # 211475000

            Specify the fund name, your
            choice of share class, the new
            account number and the name(s)
            in which the account is
            registered. Your bank may
            charge a fee to wire funds.

By Internet

[Clip Art]  See "By exchange" and "By         o Verify that your bank or
            wire."                              credit union is a member of
                                                the Automated Clearing House
                                                (ACH) system.

                                              o Complete the "Bank
                                                Information" section on your
                                                account application.

                                              o Log on to www.jhfunds.com to
                                                initiate purchases using your
                                                authorized bank account.

By phone

[Clip Art]  See "By exchange" and "By         o Verify that your bank or
            wire."                              credit union is a member of
                                                the Automated Clearing House
                                                (ACH) system.

                                              o Complete the "Bank
                                                Information" section on your
                                                account application.

                                              o Call EASI-Line for automated
                                                service 24 hours a day using
                                                your touch-tone phone at
                                                1-800-338-8080.

                                              o Call your financial
                                                representative or Signature
                                                Services between 8 A.M. and 4
                                                P.M. Eastern Time on most
                                                business days.

----------------------------------------------
Address:
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, MA 02217-1000

Phone Number: 1-800-225-5291

Or contact your financial representative for
instructions and assistance.
----------------------------------------------

To open or add to an account using the Monthly Automatic Accumulation Program, see "Additional investor services."


                                                                  YOUR ACCOUNT 9

--------------------------------------------------------------------------------
Selling shares
--------------------------------------------------------------------------------
            Designed for                      To sell some or all of your shares

By letter

[Clip Art]  o Accounts of any type.           o Write a letter of instruction
                                                or complete a stock power
            o Sales of any amount.              indicating the fund name,
                                                your share class, your
                                                account number, the name(s)
                                                in which the account is
                                                registered and the dollar
                                                value or number of shares you
                                                wish to sell.

                                              o Include all signatures and
                                                any additional documents that
                                                may be required (see next
                                                page).

                                              o Mail the materials to
                                                Signature Services.

                                              o A check will be mailed to the
                                                name(s) and address in which
                                                the account is registered, or
                                                otherwise according to your
                                                letter of instruction.

By Internet

[Clip Art]  o Most accounts.                  o Log on to www.jhfunds.com to
                                                initiate redemptions from
            o Sales of up to $100,000.          your funds.

By phone

[Clip Art]  o Most accounts.                  o Call EASI-Line for automated
                                                service 24 hours a day using
            o Sales of up to $100,000.          your touch-tone phone at
                                                1-800-338-8080.

                                              o Call your financial
                                                representative or Signature
                                                Services between 8 A.M. and 4
                                                P.M. Eastern Time on most
                                                business days.

By wire or electronic funds transfer (EFT)

[Clip Art]  o Requests by letter to sell      o To verify that the Internet
              any amount.                       or telephone redemption
                                                privilege is in place on an
            o Requests by Internet or phone     account, or to request the
              to sell up to $100,000.           form to add it to an existing
                                                account, call Signature
                                                Services.

                                              o Amounts of $1,000 or more
                                                will be wired on the next
                                                business day. A $4 fee will
                                                be deducted from your
                                                account.

                                              o Amounts of less than $1,000
                                                may be sent by EFT or by
                                                check. Funds from EFT
                                                transactions are generally
                                                available by the second
                                                business day. Your bank may
                                                charge a fee for this
                                                service.

By exchange

[Clip Art]  o Accounts of any type.           o Obtain a current prospectus
                                                for the fund into which you
            o Sales of any amount.              are exchanging by Internet or
                                                by calling your financial
                                                representative or Signature
                                                Services.

                                              o Log on to www.jhfunds.com to
                                                process exchanges between
                                                your funds.

                                              o Call EASI-Line for automated
                                                service 24 hours a day using
                                                your touch-tone phone at
                                                1-800-338-8080.

                                              o Call your financial
                                                representative or Signature
                                                Services to request an
                                                exchange.

To sell shares through a systematic withdrawal plan, see "Additional investor services."


10 YOUR ACCOUNT

Selling shares in writing In certain circumstances, you will need to make your request to sell shares in writing. You may need to include additional items with your request, unless they were previously provided to Signature Services and are still accurate. These items are shown in the table below. You may also need to include a signature guarantee, which protects you against fraudulent orders. You will need a signature guarantee if:

o     your address of record has changed within the past 30 days

o     you are selling more than $100,000 worth of shares

o you are requesting payment other than by a check mailed to the address of record and payable to the registered owner(s)

You will need to obtain your signature guarantee from a member of the Signature Guarantee Medallion Program. Most brokers and securities dealers are members of this program. A notary public CANNOT provide a signature guarantee.

--------------------------------------------------------------------------------
Seller                                  Requirements for written requests
--------------------------------------------------------------------------------
                                                                      [Clip Art]

Owners of individual, joint or          o Letter of instruction.
UGMA/UTMA accounts (custodial
accounts for minors).                   o On the letter, the signatures and
                                          titles of all persons authorized to
                                          sign for the account, exactly as
                                          the account is registered.

                                        o Signature guarantee if applicable
                                          (see above).

Owners of corporate, sole               o Letter of instruction.
proprietorship, general partner or
association accounts.                   o Corporate business/organization
                                          resolution, certified within the
                                          past 12 months, or a John Hancock
                                          Funds business/organization
                                          certification form.

                                        o On the letter and the resolution,
                                          the signature of the person(s)
                                          authorized to sign for the account.

                                        o Signature guarantee if applicable
                                          (see above).

Owners or trustees of trust accounts.   o Letter of instruction.

                                        o On the letter, the signature(s) of
                                          the trustee(s).

                                        o Copy of the trust document
                                          certified within the past 12 months
                                          or a John Hancock Funds trust
                                          certification form.

                                        o Signature guarantee if applicable
                                          (see above).

Joint tenancy shareholders with         o Letter of instruction signed by
rights of survivorship whose              surviving tenant.
co-tenants are deceased.
                                        o Copy of death certificate.

                                        o Signature guarantee if applicable
                                          (see above).

Executors of shareholder estates.       o Letter of instruction signed by
                                          executor.

                                        o Copy of order appointing executor,
                                          certified within the past 12
                                          months.

                                        o Signature guarantee if applicable
                                          (see above).

Administrators, conservators,           o Call 1-800-225-5291 for
guardians and other sellers or            instructions.
account types not listed above.

----------------------------------------------
Address:
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, MA 02217-1000

Phone Number: 1-800-225-5291

Or contact your financial representative for
instructions and assistance.
----------------------------------------------


                                                                 YOUR ACCOUNT 11

--------------------------------------------------------------------------------
TRANSACTION POLICIES

Valuation of shares The net asset value (NAV) per share for each class of the fund is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4 P.M. Eastern Time). The fund uses market prices in valuing portfolio securities, but may use fair-value estimates if reliable market prices are unavailable. The fund may also value securities at fair value if the value of these securities has been materially affected by events occurring after the close of a foreign market. Foreign stock or other portfolio securities held by the fund may trade on U.S. holidays and weekends, even though the fund's shares will not be priced on those days. This may change the fund's NAV on days when you cannot buy or sell shares.

Buy and sell prices When you buy shares, you pay the NAV plus any applicable sales charges, as described earlier. When you sell shares, you receive the NAV minus any applicable deferred sales charges.

Execution of requests The fund is open on those days when the New York Stock Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV to be calculated after Signature Services receives your request in good order.

At times of peak activity, it may be difficult to place requests by phone. During these times, consider using EASI-Line, accessing www.jhfunds.com, or sending your request in writing.

In unusual circumstances, the fund may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.

Telephone transactions For your protection, telephone requests may be recorded in order to verify their accuracy. Also for your protection, telephone redemption transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.

Exchanges You may exchange shares of one John Hancock fund for shares of the same class of any other, generally without paying any additional sales charges. The registration for both accounts involved must be identical. Class B and Class C shares will continue to age from the original date and will retain the same CDSC rate. However, if the new fund's CDSC rate is higher, then the rate will increase. A CDSC rate that has increased will drop again with a future exchange into a fund with a lower rate.

To protect the interests of other investors in the fund, the fund may cancel the exchange privileges of any parties who, in the opinion of the fund, are using market timing strategies or making more than seven exchanges per owner or controlling party per calendar year. The fund may also refuse any exchange order. The fund may change or cancel its exchange policies at any time, upon 60 days' notice to its shareholders.

Certificated shares The funds no longer issue share certificates. Shares are electronically recorded. Any existing certificated shares can only be sold by returning the certificated shares to Signature Services, along with a letter of instruction or a stock power and a signature guarantee.

Sales in advance of purchase payments When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the fund will not release the proceeds to you until your purchase payment clears. This may take up to ten business days after the purchase.

--------------------------------------------------------------------------------
DIVIDENDS AND ACCOUNT POLICIES

Account statements In general, you will receive account statements as follows:

o after every transaction (except a dividend reinvestment) that affects your account balance

o     after any changes of name or address of the registered owner(s)

o     in all other circumstances, every quarter

Every year you should also receive, if applicable, a Form 1099 tax information statement, mailed by January 31.

Dividends The fund generally distributes most or all of its net earnings in the form of dividends. The fund declares and pays any income dividends annually. Capital gains, if any, are typically distributed annually.

Dividend reinvestments Most investors have their dividends reinvested in additional shares of the same fund and class. If you choose this option, or if you do not indicate any choice, your dividends will be reinvested on the dividend record date. Alternatively, you can choose to have a check for your dividends and capital gains in the amount of more than $10 mailed to you. However, if the check is not deliverable or the combined dividend and capital gains amount is $10 or less, your proceeds will be reinvested. If five or more of your dividend or capital gains checks remain uncashed after 180 days, all subsequent dividends and capital gains will be reinvested.


12 YOUR ACCOUNT

Taxability of dividends Dividends you receive from a fund, whether reinvested or taken as cash, are generally considered taxable. Dividends from the fund's long-term capital gains are taxable as capital gains; dividends from the fund's income and short-term capital gains are generally taxable as ordinary income. Whether gains are short-term or long-term depends on the fund's holding period. Some dividends paid in January may be taxable as if they had been paid the previous December.

The Form 1099 that is mailed to you every January details your dividends and their federal tax category, although you should verify your tax liability with your tax professional.

Taxability of transactions Any time you sell or exchange shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

Small accounts (non-retirement only) If you draw down a non-retirement account so that its total value is less than $1,000, you may be asked to purchase more shares within 30 days. If you do not take action, your fund may close out your account and mail you the proceeds. Alternatively, Signature Services may charge you $10 a year to maintain your account. You will not be charged a CDSC if your account is closed for this reason, and your account will not be closed if its drop in value is due to fund performance or the effects of sales charges.

--------------------------------------------------------------------------------
ADDITIONAL INVESTOR SERVICES

Monthly Automatic Accumulation Program (MAAP) MAAP lets you set up regular investments from your paycheck or bank account to the John Hancock fund(s) of your choice. You determine the frequency and amount of your investments, and you can terminate your program at any time. To establish:

o     Complete the appropriate parts of your account application.

o If you are using MAAP to open an account, make out a check ($25 minimum) for your first investment amount payable to "John Hancock Signature Services, Inc." Deliver your check and application to your financial representative or Signature Services.

Systematic withdrawal plan This plan may be used for routine bill payments or periodic withdrawals from your account. To establish:

o     Make sure you have at least $5,000 worth of shares in your account.

o Make sure you are not planning to invest more money in this account (buying shares during a period when you are also selling shares of the same fund is not advantageous to you, because of sales charges).

o Specify the payee(s). The payee may be yourself or any other party, and there is no limit to the number of payees you may have, as long as they are all on the same payment schedule.

o Determine the schedule: monthly, quarterly, semi-annually, annually or in certain selected months.

o Fill out the relevant part of the account application. To add a systematic withdrawal plan to an existing account, contact your financial representative or Signature Services.

Retirement plans John Hancock Funds offers a range of retirement plans, including traditional, Roth and Education IRAs, SIMPLE plans and SEPs. Using these plans, you can invest in any John Hancock fund (except tax-free income funds) with a low minimum investment of $250 or, for some group plans, no minimum investment at all. To find out more, call Signature Services at 1-800-225-5291.


                                                                 YOUR ACCOUNT 13

Fund details

--------------------------------------------------------------------------------
BUSINESS STRUCTURE

The diagram below shows the basic business structure used by the fund. The fund's board of trustees oversees the fund's business activities and retains the services of the various firms that carry out the fund's operations.

The trustees of the fund have the power to change the focus of the fund's 80% investment policy without shareholder approval. The fund will provide written notice to shareholders at least 60 days prior to a change in its 80% investment policy.

The management firm The fund is managed by John Hancock Advisers, LLC. Founded in 1968, John Hancock Advisers is a wholly owned subsidiary of John Hancock Financial Services, Inc. and manages approximately $30 billion in assets.

Management fee For the fiscal year ended December 31, 2001, the fund paid the investment adviser management fees of 0.75% of average net assets.

                            -----------------------
                                  Shareholders
                            -----------------------

    Distribution and
  shareholder services

               ---------------------------------------------------
                          Financial services firms and
                              their representatives

                      Advise current and prospective share-
                    holders on their fund investments, often
                  in the context of an overall financial plan.
               ---------------------------------------------------

               ---------------------------------------------------
                              Principal distributor

                             John Hancock Funds, LLC

                     Markets the fund and distributes shares
                   through selling brokers, financial planners
                      and other financial representatives.
               ---------------------------------------------------

               ---------------------------------------------------
                                 Transfer agent

                      John Hancock Signature Services, Inc.

                 Handles shareholder services, including record-
                keeping and statements, distribution of dividends
                    and processing of buy and sell requests.
               ---------------------------------------------------

                                                                     Asset
                                                                  management

               ---------------------------------------------------
                               Investment adviser

                           John Hancock Advisers, LLC
                              101 Huntington Avenue
                              Boston, MA 02199-7603

                         Manages the fund's business and
                             investment activities.
               ---------------------------------------------------

               ---------------------------------------------------
                                  Subadvisers

                          Independence Investment LLC
                                53 State Street
                                Boston, MA 02109

                               Provide portfolio
                            management to the fund.
               ---------------------------------------------------

               ---------------------------------------------------
                                    Custodian

                              The Bank of New York
                                 One Wall Street
                            New York, New York 10286

                      Holds the fund's assets, settles all
                      portfolio trades and collects most of
                         the valuation data required for
                           calculating the fund's NAV.
               ---------------------------------------------------

               ---------------------------------------------------
                                    Trustees

                         Oversee the fund's activities.
               ---------------------------------------------------


14 FUND DETAILS

FINANCIAL HIGHLIGHTS

These tables detail the performance of the fund's share classes, including total return information showing how much an investment in the fund has increased or decreased each year.

Core Equity Fund

Figures audited by PricewaterhouseCoopers LLP.

CLASS A SHARES    PERIOD ENDED:                                   12-31-97       12-31-98    12-31-99    12-31-00    12-31-01
--------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                $19.42         $23.93      $30.14      $33.21      $29.87
Net investment income (loss)(1)                                       0.10           0.05       (0.02)      (0.06)      (0.03)
Net realized and unrealized gain (loss) on investments                5.55           6.81        3.72       (2.49)      (3.22)
Total from investment operations                                      5.65           6.86        3.70       (2.55)      (3.25)
Less distributions
From net investment income                                           (0.04)            --          --          --          --
From net realized gain                                               (1.10)         (0.65)      (0.63)      (0.42)      (0.01)
In excess of net realized gain                                          --             --          --       (0.37)         --
                                                                     (1.14)         (0.65)      (0.63)      (0.79)      (0.01)
Net asset value, end of period                                      $23.93         $30.14      $33.21      $29.87      $26.61
Total return(2) (%)                                                  29.19(3)       28.84       12.37       (7.75)     (10.87)
--------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                                $92           $201        $394        $373        $255
Ratio of expenses to average net assets (%)                           1.42           1.39        1.37        1.41        1.47
Ratio of adjusted expenses to average net assets(4) (%)               1.44             --          --          --          --
Ratio of net investment income (loss) to average net assets (%)       0.45           0.17       (0.06)      (0.19)      (0.12)
Portfolio turnover (%)                                                  62             50          98          82          76

CLASS B SHARES    PERIOD ENDED:                                   12-31-97       12-31-98    12-31-99    12-31-00    12-31-01
--------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                $19.41         $23.80      $29.75      $32.54      $29.06
Net investment loss(1)                                               (0.06)         (0.14)      (0.24)      (0.27)      (0.22)
Net realized and unrealized gain (loss) on investments                5.56           6.74        3.66       (2.42)      (3.12)
Total from investment operations                                      5.50           6.60        3.42       (2.69)      (3.34)
Less distributions
From net investment income                                           (0.01)            --          --          --          --
From net realized gain                                               (1.10)         (0.65)      (0.63)      (0.42)      (0.01)
In excess of net realized gain                                          --             --          --       (0.37)         --
                                                                     (1.11)         (0.65)      (0.63)      (0.79)      (0.01)
Net asset value, end of period                                      $23.80         $29.75      $32.54      $29.06      $25.71
Total return(2) (%)                                                  28.39(3)       27.90       11.59       (8.35)     (11.49)
--------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                               $135           $347        $664        $499        $377
Ratio of expenses to average net assets (%)                           2.12           2.09        2.07        2.07        2.17
Ratio of adjusted expenses to average net assets(4) (%)               2.14             --          --          --          --
Ratio of net investment income (loss) to average net assets (%)      (0.25)         (0.53)      (0.77)      (0.86)      (0.82)
Portfolio turnover (%)                                                  62             50          98          82          76


                                                                 FUND DETAILS 15

CLASS C SHARES    PERIOD ENDED:                            12-31-99(5)    12-31-00    12-31-01(1)
-------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
-------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $14.60         $14.05      $13.03
Net investment income(2)                                       0.19           0.24        0.21
Net realized and unrealized loss on investments               (0.37)         (0.59)      (0.99)
Total from investment operations                              (0.18)         (0.35)      (0.78)
Less distributions
From net investment income                                    (0.19)         (0.24)      (0.24)
In excess of net investment income                               --(3)          --          --
From net realized gain                                        (0.18)         (0.43)         --
                                                              (0.37)         (0.67)      (0.24)
Net asset value, end of period                               $14.05         $13.03      $12.01
Total return(4) (%)                                           (1.15)(6)      (2.51)      (5.99)
-------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                          --(7)          $1          $2
Ratio of expenses to average net assets (%)                    1.84(8)        2.01        2.07
Ratio of net investment income to average net assets (%)       1.88(8)        1.93        1.76
Portfolio turnover (%)                                           94             99          98

(1) As required, effective January 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, and began amortizing premiums on debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $0.01, decrease net realized and unrealized losses per share by $0.01, and, had the fund not amortized premiums on debt securities, the annualized ratio of net investment income to average net assets would have been 2.50%, 1.80% and 1.80% for Class A, Class B and Class C shares, respectively. Per share ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
(2)   Based on the average of the shares outstanding at the end of each month.
(3)   Less than $0.01 per share.
(4) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(5)   Class C shares began operations on 5-3-99.
(6)   Not annualized.
(7)   Less than $500,000.
(8)   Annualized.


16 FUND DETAILS

For more information

Two documents are available that offer further information on the John Hancock Core Equity Fund:

Annual/Semiannual Report to Shareholders

Includes financial statements, a discussion of the market conditions and investment strategies that significantly affected performance, as well as the auditors' report (in annual report only).

Statement of Additional Information (SAI)

The SAI contains more detailed information on all aspects of the fund. The current annual report is included in the SAI.

A current SAI has been filed with the Securities and Exchange Commission and is incorporated by reference into (is legally a part of) this prospectus.

To request a free copy of the current annual/semiannual report or the SAI, please contact John Hancock:

By mail:
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, MA 02217-1000

By phone: 1-800-225-5291

By EASI-Line: 1-800-338-8080

By TDD: 1-800-544-6713

On the Internet: www.jhfunds.com

Or you may view or obtain these documents from the SEC:

In person: at the SEC's Public Reference Room in Washington, DC. For access to the Reference Room call 1-202-942-8090

By mail: Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-0102
(duplicating fee required)

By electronic request: publicinfo@sec.gov
(duplicating fee required)

On the Internet: www.sec.gov

[LOGO](R)
[OLYMPIC LOGO]
WORLDWIDE SPONSOR


John Hancock Funds, LLC
MEMBER NASD
101 Huntington Avenue
Boston, MA 02199-7603

www.jhfunds.com

Mutual Funds
Institutional Services
Private Managed Accounts
Retirement Plans


                                                 (C)2002 JOHN HANCOCK FUNDS, LLC
                                                                      250PN 3/02

                    JOHN HANCOCK
--------------------------------------------------------------------------------

Prospectus 3.1.02   Core Equity Fund

                    INSTITUTIONAL CLASS I

    [LOGO](R)       As with all mutual funds, the Securities and Exchange
------------------ Commission has not approved or disapproved this fund or JOHN HANCOCK FUNDS determined whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a federal crime.

Contents

--------------------------------------------------------------------------------

A summary of the fund's            Core Equity Fund                            4
goals, strategies, risks,
performance and expenses.

Policies and instructions          Your account
for opening, maintaining and
closing an account.                Who can buy shares                          6
                                   Opening an account                          6
                                   Buying shares                               7
                                   Selling shares                              8
                                   Transaction policies                       10
                                   Dividends and account policies             10

Further information on             Fund details
the fund.
                                   Business structure                         11
                                   Financial highlights                       12

                                   For more information               back cover

Core Equity Fund

GOAL AND STRATEGY

[Clip Art] The fund seeks above-average total return (capital appreciation plus income). To pursue this goal, the fund normally invests at least 80% of its assets in a diversified portfolio of equities securities (including common and preferred stocks and their equivalents) which are primarily large-capitalization stocks. The portfolio's risk profile is similar to that of the Standard & Poor's 500 Index.


The managers select from a menu of stocks of approximately 600 companies that evolves over time. Approximately 70% to 80% of these companies also are included in the Standard & Poor's 500 Index. The subadviser's investment research team is organized by industry and tracks these companies to develop earnings estimates and five-year projections for growth. A series of proprietary computer models uses this in-house research to rank the stocks according to their combination of:


o     value, meaning they appear to be underpriced

o     improving fundamentals, meaning they show potential for strong growth

This process, together with a risk/return analysis against the Standard & Poor's 500 Index, results in a portfolio of approximately 100 to 130 of the stocks from the top 60% of the menu. The fund generally sells stocks that fall into the bottom 20% of the menu.

In normal circumstances, the fund is almost entirely invested in stocks. The fund may invest in dollar-denominated foreign securities and make limited use of certain derivatives (investments whose value is based on indexes or securities).

In abnormal circumstances, the fund may temporarily invest more than 20% of its assets in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable distributions.

PAST PERFORMANCE

[Clip Art] The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. Since Class I shares have no operational history, the year-by-year and average annual figures are for Class A shares, which are offered in a separate prospectus. Annual returns should be substantially similar since all classes invest in the same portfolio. Class I shares have no sales charges and lower expenses than Class A shares. The average annual figures reflect sales charges; the year-by-year and index figures do not, and would be lower if they did. All figures assume dividend reinvestment. Past performance before and after taxes does not indicate future results.


Class A, total returns
Best quarter: Q4 '98, 24.17%
Worst quarter: Q3 '01, -15.72%


After-tax returns

After-tax returns are shown for Class A shares only and would be different for the other classes. They are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Index (reflects no fees or taxes)
Standard & Poor's 500 Index, an unmanaged index of 500 stocks.


--------------------------------------------------------------------------------
 Class A calendar year total returns (without sales charges)
--------------------------------------------------------------------------------
1992     1993    1994     1995    1996     1997    1998     1999   2000    2001
9.01%   16.12%  -2.14%   37.20%  21.24%   29.19%  28.84%   12.37% -7.75% -10.87%

--------------------------------------------------------------------------------
Average annual total returns (including sales charge) for periods ending
12-31-01
--------------------------------------------------------------------------------
                                                   1 year    5 year  10 year
--------------------------------------------------------------------------------
Class A before tax                               -15.32%     7.88%   11.65%
Class A after tax on distributions               -15.33%     7.23%   10.76%
Class A after tax on distributions, with sale     -9.33%     6.31%    9.56%
Class I before tax  (no operational history)          --        --       --
Standard & Poor's 500 Index                       -11.89%    10.70%   12.94%

MAIN RISKS

[Clip Art] The value of your investment will fluctuate in response to stock market movements.

Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small- or medium-capitalization stocks.

The fund's management strategy has a significant influence on fund performance. If the investment research team's earnings estimates or projections turn out to be inaccurate, or if the proprietary computer models do not perform as expected, the fund could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, these risks could increase volatility or reduce performance:

o     Certain derivatives could produce disproportionate losses.

o In a down market, higher-risk securities and derivatives could become harder to value or to sell at a fair price.

o Foreign investments carry additional risks, including potentially inadequate or inaccurate financial information and social or political instability.

Investments in the fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money by investing in this fund.
================================================================================
YOUR EXPENSES

[Clip Art] Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly. Because Class I is new, its expenses are based on Class A expenses, adjusted to reflect any changes.


--------------------------------------------------------------------------------
Annual operating expenses
--------------------------------------------------------------------------------
Management fee                                                             0.75%
Other expenses                                                             0.13%
Total fund operating expenses                                              0.88%

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
Expenses                                  Year 1    Year 3    Year 5   Year 10
--------------------------------------------------------------------------------
Class I                                    $90       $281      $488     $1,084
================================================================================


SUBADVISER

Independence Investment LLC

Team responsible for day-to-day investment management

A subsidiary of John Hancock Financial Services, Inc.

Founded in 1982

Supervised by the adviser


FUND CODES
Class I     Ticker          --
            CUSIP           409902848
            Newspaper       --
            SEC number      811-1677
            JH fund number  423

Your Account

--------------------------------------------------------------------------------
WHO CAN BUY SHARES

Class I shares are offered without any sales charge to certain types of investors, as noted below:

      o     Retirement and other benefit plans and their participants

      o Rollover assets for participants whose plans are invested in the fund

      o     Certain trusts, endowment funds and foundations

      o Any state, county or city, or its instrumentality, department, authority or agency

      o Insurance companies, trust companies and bank trust departments buying shares for their own account

      o     Investment companies not affiliated with the adviser


      o Clients of service agents and broker-dealers who have entered into an agreement with John Hancock Funds


      o Investors who participate in fee-based, wrap and other investment platform programs

      o     Any entity that is considered a corporation for tax purposes


      o Fund trustees and other individuals who are affiliated with this fund or other John Hancock funds


OPENING AN ACCOUNT

      1     Read this prospectus carefully.

      2 Determine if you are eligible, by referring to "Who can buy shares" on the left.

      3 Determine how much you want to invest. The minimum initial investment is $10,000. There is no minimum investment for retirement plans with at least 350 eligible employees.

      4 Complete the appropriate parts of the account application, carefully following the instructions. By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later. You must submit additional documentation when opening trust, corporate or power of attorney accounts.

      5     Make your initial investment using the table on the next page.

      6 If you have questions or need more information, please contact your financial representative or call Signature Services at 1-888-972-8696.

John Hancock Funds may pay significant compensation out of its own resources to your financial representative.

Your broker or agent may charge you a fee to effect transactions in fund shares.


6 YOUR ACCOUNT

--------------------------------------------------------------------------------
Buying shares
--------------------------------------------------------------------------------
            Opening an account                Adding to an account

By check

[Clip Art]  o Make out a check for the        o Make out a check for the
              investment amount, payable to     investment amount payable to
              "John Hancock Signature           "John Hancock Signature
              Services, Inc."                   Services, Inc."

            o Deliver the check and your      o Fill out the detachable
              completed application to your     investment slip from an
              financial representative, or      account statement. If no slip
              mail them to Signature            is available, include a note
              Services (address below).         specifying the fund name(s),
                                                your share class, your
                                                account number and the
                                                name(s) in which the account
                                                is registered.

                                              o Deliver the check and
                                                investment slip or note to
                                                your financial
                                                representative, or mail them
                                                to Signature Services
                                                (address below).

By exchange

[Clip Art]  o Call your financial             o Call your financial
              representative or Signature       representative or Signature
              Services to request an            Services to request an
              exchange.                         exchange.

            o You may only exchange for       o You may only exchange for
              shares of other institutional     shares of other institutional
              funds or Class I shares.          funds or Class I shares.

By wire

[Clip Art]  o Deliver your completed          o Instruct your bank to wire
              application to your financial     the amount of your investment
              representative, or mail it to     to:
              Signature Services.                 First Signature Bank & Trust
                                                  Account # 900022260
            o Obtain your account number by       Routing # 211475000
              calling your financial
              representative or Signature     Specify the fund name(s), your
              Services.                       share class, your account
                                              number and the name(s) in which
            o Instruct your bank to wire      the account is registered. Your
              the amount of your investment   bank may charge a fee to wire
              to:                             funds.
                First Signature Bank & Trust
                Account # 900022260
                Routing # 211475000

            Specify the fund name(s),
            the share class, the new
            account number and the name(s)
            in which the account is
            registered. Your bank may
            charge a fee to wire funds.

By phone

[Clip Art]  See "By exchange" and "By         o Verify that your bank or
            wire."                              credit union is a member of
                                                the Automated Clearing House
                                                (ACH) system.

                                              o Complete the "To Purchase,
                                                Exchange or Redeem Shares via
                                               Telephone" and "Bank Information"
                                                sections on your account
                                                application.

                                              o Call Signature Services to
                                                verify that these features are
                                                in place on your account.

                                              o Call your financial
                                                representative or Signature
                                                Services with the fund name(s),
                                                your share class, your account
                                                number, the name(s) in which the
                                                account is registered and the
                                                amount of your investment.

---------------------------------------------
Address:

John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1001
Boston, MA 02217-1001

Phone Number: 1-888-972-8696

Or contact your financial representative for
instructions and assistance.
---------------------------------------------


                                                                  YOUR ACCOUNT 7

--------------------------------------------------------------------------------
Selling shares
--------------------------------------------------------------------------------
            Designed for                      To sell some or all of your shares

By letter

[Clip Art]  o Sales of any amount, however,   o Write a letter of
              sales of $5 million or more       instruction indicating the
              must be made by letter.           fund name, your account
                                                number, your share class,
            o Certain requests will require.    the name(s) in which the
              a Medallion signature guarantee.  account is registered and
              Please refer to "Selling shares   the dollar value or number
              in writing."                      of shares you wish to sell.

                                              o Include all signatures and
                                                any additional documents that
                                                may be required (see next
                                                page).

                                              o Mail the materials to
                                                Signature Services.

                                              o A check or wire will be sent
                                                according to your letter of
                                                instruction.

By phone

[Clip Art]  o Sales of up to $5 million.      o To place your request with a
                                                representative at John Hancock
                                                Funds, call Signature Services
                                                between 8 A.M. and 4 P.M.
                                                Eastern Time on most business
                                                days.

                                              o Redemption proceeds of up to
                                                $100,000 may be sent by wire
                                                or by check. A check will be
                                                mailed to the exact name(s)
                                                and address on the account.
                                                Redemption proceeds
                                                exceeding $100,000 must be
                                                wired to your designated
                                                bank account.


By wire or electronic funds transfer (EFT)

[Clip Art]  o Requests by letter to sell      o To verify that the telephone
              any amount.                       redemption privilege is in
                                                place on an account, or to
            o Requests by phone to sell up      request the forms to add it
              to $5 million (accounts with      to an existing account, call
              telephone redemption              Signature Services.
              privileges).

                                              o Amounts of $5 million or more
                                                will be wired on the next
                                                business day.

                                              o Amounts up to $100,000 may
                                                be sent by EFT or by check.
                                                Funds from EFT transactions
                                                are generally available by
                                                the second business day.
                                                Your bank may charge a fee
                                                for this service.


By exchange

[Clip Art]  o Sales of any amount.            o Obtain a current prospectus
                                                for the fund into which you
                                                are exchanging by calling your
                                                financial representative or
                                                Signature Services.

                                              o You may only exchange
                                                for shares of other
                                                institutional funds or
                                                Class I shares.

                                              o Call your financial
                                                representative or
                                                Signature Services to
                                                request an exchange.


8 YOUR ACCOUNT

Selling shares in writing In certain circumstances, you will need to make your request to sell shares in writing. You may need to include additional items with your request, as shown in the table below, unless they were previously provided to Signature Services and are still accurate. You may also need to include a Medallion signature guarantee, which protects you against fraudulent orders. You will need a signature guarantee if:

o     your address of record has changed within the past 30 days

o you are selling more than $100,000 worth of shares and are requesting payment by check

o     you are selling more than $5 million worth of shares

You will need to obtain your Medallion signature guarantee from a member of the Signature Guarantee Medallion Program. Most brokers and securities dealers are members of this program. A notary public CANNOT provide a signature guarantee.

--------------------------------------------------------------------------------
Seller                                   Requirements for written requests
--------------------------------------------------------------------------------

Owners of individual, joint or           o Letter of instruction.
UGMA/UTMA accounts (custodial
accounts for minors).                    o On the letter, the signatures of
                                           all persons authorized to sign for
                                           the account, exactly as the
                                           account is registered.

                                         o Medallion signature guarantee if
                                           applicable (see above).



Owners of corporate, sole                o Letter of instruction.
proprietorship, general partner or
association accounts.                    o Corporate business/organization
                                           resolution, certified within the
                                           past 12 months, or a John Hancock
                                           Funds business/organization
                                           certification form.


                                         o On the letter and the resolution,
                                           the signature of the person(s)
                                           authorized to sign for the
                                           account.

                                         o Medallion signature guarantee if
                                           applicable (see above).


Owners or trustees of retirement         o Letter of instruction.
plan, pension trust and trust
accounts.                                o On the letter, the signature(s) of
                                           the trustee(s).

                                         o Copy of the trust document
                                           certified within the past 12
                                           months or a John Hancock Funds
                                           trust certification form.

                                         o Medallion signature guarantee if
                                           applicable (see above).


Joint tenancy shareholders               o Letter of instruction signed by
with rights of survivorship                surviving tenant.
whose co-tenants are
deceased.                                o Copy of death certificate.

                                         o Medallion signature
                                           guarantee if applicable (see
                                           above).

Executors of shareholder estates.        o Letter of instruction
                                           signed by executor.

                                         o Copy of order appointing
                                           executor, certified within
                                           the past 12 months.

                                         o Medallion signature
                                           guarantee if applicable (see
                                           above).

Administrators,                          o Call 1-888-972-8696 for instructions.
conservators, guardians and
other sellers or account
types not listed above.

---------------------------------------------
Address:

John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1001
Boston, MA 02217-1001

Phone Number: 1-888-972-8696

Or contact your financial representative for
instructions and assistance.
---------------------------------------------


                                                                  YOUR ACCOUNT 9

--------------------------------------------------------------------------------
TRANSACTION POLICIES

Valuation of shares The net asset value (NAV) per share for the fund is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4 P.M. Eastern Time). The fund uses market prices in valuing portfolio securities, but may use fair-value estimates if reliable market prices are unavailable. The fund may also value securities at fair value if the value of these securities has been materially affected by events occurring after the close of a foreign market. The fund may trade foreign stock or other portfolio securities on U.S. holidays and weekends, even though the fund's shares will not be priced on those days. This may change a fund's NAV on days when you cannot buy or sell shares.

Buy and sell prices When you buy shares, you pay the NAV. When you sell shares, you receive the NAV.

Execution of requests The fund is open on those days when the New York Stock Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV to be calculated after Signature Services receives your request in good order.

At times of peak activity, it may be difficult to place requests by phone. During these times, consider sending your request in writing.

In unusual circumstances, the fund may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.

Telephone transactions For your protection, telephone requests may be recorded in order to verify their accuracy. Also for your protection, telephone transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.


Exchanges You may exchange Class I shares for shares of any institutional fund or Class I shares. The registration for both accounts involved must be identical.


To protect the interests of other investors in the fund, a fund may cancel the exchange privileges of any parties who, in the opinion of the fund, are using market timing strategies or making more than seven exchanges per owner or controlling party per calendar year. The fund reserves the right to require that previously exchanged shares and reinvested dividends be in the fund for 90 days before a shareholder is permitted a new exchange. The fund may also refuse any exchange order. A fund may change or cancel its exchange policies at any time, upon 60 days' notice to its shareholders.

Certificated shares The fund no longer issues share certificates. Shares are electronically recorded. Any existing certificated shares can only be sold by returning the certificated shares to Signature Services, along with a letter of instruction or a stock power and a signature guarantee.

Sales in advance of purchase payments When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the fund will not release the proceeds to you until your purchase payment clears. This may take up to ten business days after the purchase.

--------------------------------------------------------------------------------
DIVIDENDS AND ACCOUNT POLICIES

Account statements In general, you will receive account statements as follows:

o after every transaction (except a dividend reinvestment) that affects your account balance

o     after any changes of name or address of the registered owner(s)

o     in all other circumstances, at least quarterly

Every year you should also receive, if applicable, a Form 1099 tax information statement, mailed by January 31.

Dividends The fund generally distributes most or all of its net earnings in the form of dividends. Any capital gains are distributed annually. The fund declares and pays any income dividends annually.

Dividend reinvestments Dividends will be reinvested automatically in additional shares of the same fund on the dividend record date. Alternatively, you can choose to have your dividends and capital gains sent directly to your bank account or a check will be sent in the amount of more than $10. However, if the check is not deliverable or the combined dividend and capital gains amount is $10 or less, your proceeds will be reinvested. If five or more of your dividend or capital gains checks remain uncashed after 180 days, all subsequent dividends and capital gains will be reinvested.


10  YOUR ACCOUNT

Taxability of dividends For investors who are not exempt from federal income taxes, dividends you receive from a fund, whether reinvested or taken as cash, are generally considered taxable. Dividends from a fund's short-term capital gains are taxable as ordinary income. Dividends from a fund's long-term capital gains are taxable at a lower rate. Whether gains are short-term or long-term depends on the fund's holding period. Some dividends paid in January may be taxable as if they had been paid the previous December.

The Form 1099 that is mailed to you every January details your dividends and their federal tax category, although you should verify your tax liability with your tax professional.

Taxability of transactions Any time you sell or exchange shares, it is considered a taxable event for you if you are not exempt from federal income taxes. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

--------------------------------------------------------------------------------
BUSINESS STRUCTURE

The fund's board of trustees oversees the fund's business activities and retains the services of the various firms that carry out the fund's operations.


The trustees of the fund have the power to change the focus of a fund's 80% investment policy without shareholder approval. The fund will provide written notice to shareholders at least 60 days prior to a change in its 80% investment policy.

The investment adviser The fund is managed by John Hancock Advisers, LLC, 101 Huntington Avenue, Boston, MA 02199-7603. Founded in 1968, John Hancock Advisers is a wholly owned subsidiary of John Hancock Financial Services, Inc. and manages approximately $30 billion in assets.

Subadviser Independence Investment LLC, 53 State Street, Boston, MA 02109.

Management fees For the period ended December 31, 2001, the fund paid the investment adviser management fees at a rate of 0.75% of average net assets.


                                                                 YOUR ACCOUNT 11

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

Since Class I shares have no operational history, financial highlights are provided for the fund's Class A shares, which are offered in a separate prospectus. This table details the performance of the fund's Class A shares, including total return information showing how much an investment in the fund has increased or decreased each year.

Core Equity Fund Figures

Figures audited by PricewaterhouseCoopers LLP.

CLASS A SHARES    PERIOD ENDED:                                      12-31-97   12-31-98   12-31-99   12-31-00   12-31-01
----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                 $19.42      $23.93    $30.14      $33.21     $29.87
Net investment income (loss)(1)                                        0.10        0.05     (0.02)      (0.06)     (0.03)
Net realized and unrealized gain (loss) on investments                 5.55        6.81      3.72       (2.49)     (3.22)
Total from investment operations                                       5.65        6.86      3.70       (2.55)     (3.25)
Less distributions                                                    (0.04)         --        --          --         --
From net investment income                                            (1.10)      (0.65)    (0.63)      (0.42)     (0.01)
From net realized gain                                                   --          --        --       (0.37)        --
In excess of net realized gain                                        (1.14)      (0.65)    (0.63)      (0.79)     (0.01)
Net asset value, end of period                                       $23.93      $30.14    $33.21      $29.87     $26.61
Total return(2) (%)                                                   29.19(3)    28.84     12.37       (7.75)    (10.87)
----------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                               $  92       $ 201     $ 394        $373      $ 255
Ratio of expenses to average net assets (%)                            1.42        1.39      1.37        1.41       1.47
Ratio of adjusted expenses to average net assets(4)                    1.44          --        --          --         --
Ratio of net investment income (loss) to average net assets (%)        0.45        0.17     (0.06)      (0.19)     (0.12)
Portfolio turnover (%)                                                   62          50        98          82         76
----------------------------------------------------------------------------------------------------------------------------

(1)   Based on the average of the shares outstanding at the end of each month.

(2) Assumes dividend reinvestment and does not reflect the effect of sales charges.

(3) The total return would have been lower had certain expenses not been reduced during the period shown.

(4)   Does not take into consideration expense reductions during the periods shown.
--------------------------------------------------------------------------------
The following returns are not audited and are not part of the audited financial highlights presented above: Without the expense reductions, returns for Class A for the year ended December 31, 1997 would have been 29.17%.


12  FUND DETAILS

For more information

Two documents are available that offer further information on the John Hancock Core Equity Fund:

Annual/Semiannual Report to Shareholders Includes financial statements, a discussion of the market conditions and investment strategies that significantly affected performance, as well as the auditors' report (in annual report only).

Statement of Additional Information (SAI) The SAI contains more detailed information on all aspects of the fund/. The current annual report is included in the SAI.

A current SAI has been filed with the Securities and Exchange Commission and is incorporated by reference into (is legally a part of) this prospectus.

To request a free copy of the current annual/semiannual report or the SAI, please contact John Hancock:

By mail:

John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1001
Boston, MA02217-1001

By phone: 1-888-972-8696

By EASI-Line: 1-800-597-1897

By TDD: 1-800-462-0825

On the Internet: www.jhfunds.com

Or you may view or obtain these documents from the SEC:

In person: at the SEC's Public Reference Room in Washington, DC. For access to the Reference Room call 1-202-942-8090

By mail: Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-0102
(duplicating fee required)

By electronic request: publicinfo@sec.gov
(duplicating fee required)

On the Internet: www.sec.gov


-------------------------
John Hancock Funds, LLC
Member NASD
101 Huntington Avenue
Boston, MA 02199-7603

 www.jhfunds.com

Mutual Funds
Institutional Services
Private Managed Accounts
Retirement Plans



                                                 (C)2002 john hancock funds, LLC
                                                                    46IPN   3/02

John Hancock
Core Equity
Fund

ANNUAL
REPORT

12.31.01

Sign up for electronic delivery at
www.jhancock.com/funds/edelivery

[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS."]



[A photo of Maureen R. Ford, Chairman and Chief Executive Officer, flush left next to first paragraph.]

WELCOME

Table of contents

Your fund at a glance
page 1

Managers' report
page 2

A look at performance
page 6

Growth of $10,000
page 7

Fund's investments
page 8

Financial statements
page 12

For your information
page 25


Dear Fellow Shareholders,

The U.S. stock market produced double-digit losses for the second year in a row in 2001 -- the first back-to-back down years for stocks since the 1973-74 bear market. The economy slipped into recession, wreaking havoc with corporate profits, and the tragic events of September 11 further rattled investors. Even a strong fourth quarter rally was not enough to lift the major indexes into positive territory. The Standard & Poor's 500 Index finished the year losing 11.88%, including reinvested dividends, and the Dow Jones Industrial Average lost 5.42%. The tech-heavy Nasdaq Composite Index fell 21.05% -- tamer than 2000's loss thanks to a late-year rebound in the beleaguered technology and telecommunications sectors.

Stock mutual fund investors didn't find many places to hide, and 83% of U.S. stock funds posted negative returns in 2001, with the average stock fund falling 10.89%, according to Lipper, Inc. In stark contrast, bonds beat stocks for the second straight year and produced positive results, buoyed by falling interest rates and investors' search for safety.

These last two years couldn't have provided a more vivid example of the importance of being well diversified, since a portfolio concentrated solely in stocks would have fallen more in the last two years than one combining investments in both stocks and bonds.

Two disappointing years of stock performance could also be a reason to re-evaluate with your investment professional whether you are still on track to meet your long-term financial goals. It's possible that downsized results, and modified expectations, could foster some changes in your investing strategies. And now is certainly a good time to perform this review, given the increased opportunities for retirement and college savings offered in President Bush's major tax-cut legislation enacted in June.

With the market's fourth quarter rally, and the growing expectation that the economy would rebound sometime in 2002, we begin the year on a positive note, confident in the resilience of the economy, the financial markets and the nation.

Sincerely,

/S/ MAUREEN R. FORD

Maureen R. Ford,
Chairman and Chief Executive Officer



YOUR FUND
AT A GLANCE

The Fund seeks
above-average
total return
(capital apprecia-
tion plus income)
by investing in a
diversified
portfolio of
primarily large-
capitalization
stocks. The
portfolio's risk
profile is similar
to that of the
Standard & Poor's
500 Index.

Over the last twelve months

* The economy slipped into recession, and declining corporate earnings hurt stock market results.

* The Fed continued to cut interest rates aggressively.

* The Fund's blend of growth and value helped its relative performance.


[Bar chart with heading "John Hancock Core Equity Fund." Under the heading is a note that reads "Fund performance for the year ended December 31, 2001." The chart is scaled in increments of 4% with -12% at the bottom and 0% at the top. The first bar represents the -10.87% total return for Class A. The second bar represents the -11.49% total return for Class B. The third bar represents the -11.49% total return for Class
C. A note below the chart reads "Total returns for the Fund are at net asset value with all distributions reinvested."]


Top 10 holdings

 3.4%   Pfizer
 3.4%   Citigroup
 3.3%   Microsoft
 2.9%   Exxon Mobil
 2.9%   General Electric
 2.5%   Intel
 2.2%   American Home Products
 2.2%   Tyco International
 2.1%   IBM
 2.0%   Philip Morris

As a percentage of net assets on December 31, 2001.



MANAGERS'
REPORT

BY PAUL MCMANUS, FOR THE PORTFOLIO MANAGEMENT TEAM

John Hancock
Core Equity
Fund

While 2001 was undoubtedly a difficult year for many investors, a strong year-end rally helped to offset some of the stock-market damage inflicted earlier in the year. During the first half, the key question was whether the U.S. economy would enter a recession. As the summer progressed, the answer to this question was still in doubt, as the economy experienced clear but contained weakening. The manufacturing sector continued to be the most troublesome spot, while consumer spending held up fairly well. In September some economic data, such as the National Association of Purchasing Management's index of manufacturing activity, began to indicate that the rate of economic deceleration might be decreasing. Then September 11 changed everything, and suddenly the question became how long the recession would last.

"...a strong year-end rally
 helped to offset some
 of the stock-market
 damage inflicted earlier
 in the year."

The silver lining in all of these clouds was the Federal Reserve Board's proactive response to the situation. By September 11, the Fed had already reduced short-term interest rates seven times in 2001. The central bank reacted swiftly and decisively to the terrorist crisis, cutting rates another four times before the end of the period and aggressively adding reserves to the banking system. Seeing the Fed's commitment to reviving the economy, investors looked ahead to the possibility of a recovery in 2002 and drove the popular stock averages back up to their pre-attack levels by the end of the period.

PERFORMANCE REVIEW

The Fund's strategy of maintaining broad diversification and seeking out undervalued stocks of companies with improving fundamentals served it well. In the first and third quarters of the year, when most stocks suffered their worst declines, value outperformed growth. Conversely, the second and fourth quarters saw growth stocks take the lead when the markets rallied. Because our methodology includes growth and value components, we benefited from both scenarios on a relative basis. Similarly, our exposure to stocks from all market capitalizations enabled the Fund to take advantage of the relative outperformance of medium- and small-cap shares. Consequently, although we finished a difficult year with negative returns, we managed to outperform our benchmark and peer group average.

For the 12 months ended December 31, 2001, the John Hancock Core Equity Fund's Class A, Class B and Class C shares returned -10.87%, -11.49% and -11.49%, respectively, at net asset value. These returns compared favorably with the -11.88% return of the S&P 500 Index, including reinvested dividends, and with the -13.77% return of the average large-cap core fund, according to Lipper, Inc.1 Keep in mind that your returns will differ from those listed above if you were not invested in the Fund for the entire period or did not reinvest all distributions. Historical performance information can be found on pages six and seven.

"...our exposure to stocks
 from all market capitaliza-
 tions enabled the Fund to
 take advantage of the
 relative outperformance
 of medium- and small-cap
 shares."

INDIVIDUAL TECHNOLOGY STANDOUTS

While technology stocks were the hardest hit sector during the year, there were some exceptions. Software giant Microsoft was the Fund's most positive contributor. Investors were less fearful of the U.S. Department of Justice's antitrust suit against the company once a Republican administration regained the White House. Another positive factor for Microsoft was the introduction of Windows XP, its updated version of the widely used Windows personal computer operating system. A second technology stalwart, IBM, also aided the Fund's performance. The company did a good job of meeting its earnings estimates, and investors liked the company's prospects in the improving economic environment anticipated for 2002. Software firms Intuit and Cadence Design Systems benefited from the comparative reliability of their earnings stream.

[Table at top left-hand side of page entitled "Top five industry groups." The first listing is Medical 16%, the second is Computers 15%, the third Retail 9%, the fourth Electronics 8%, and the fifth Oil & gas 7%.

BIG-CAP LOSERS

On the downside, we were hurt most by Cisco Systems, which reflected the tech sector's moves, doing well in the fourth quarter but struggling for the year as a whole. Downward revisions in earnings and revenues early in the year were particularly damaging, and we underweighted the stock for most of the year compared with our benchmark. Pharmaceutical stock Merck dropped sharply in December when the company announced that it was scaling back its earnings guidance and delaying product development targets for 2002. Enron, the bankrupt energy trading firm, detracted from the Fund's performance, but we smelled trouble and liquidated the position in October, when the stock was still trading near $20. Finally, General Electric lost some of its luster due to concerns about its jet engine business in the wake of September 11. A dip in orders for GE's generators in response to the overbuilding of power generating capacity during the past few years was another point of concern.

[Pie chart at middle of page with heading "Portfolio diversification As a percentage of net assets on 12-31-01." The chart is divided into two sections (from top to left): Common stocks 99% and Short-term investments 1%.]

[Table at top of page entitled "SCORECARD." The header for the left column is "INVESTMENT" and the header for the right column is "RECENT PERFORMANCE...AND WHAT'S BEHIND THE NUMBERS." The first listing is Microsoft followed by an up arrow with the phrase "Relatively stable earnings growth, updated Windows version." The second listing is Cisco Systems followed by a down arrow with the phrase "Earnings shortfalls, overbuilding of networks." The third listing is Merck followed by a down arrow with the phrase "Disappointing December earnings forecast."]

LOOKING AHEAD

As happened just before September 11, we are again beginning to see signs of an economy that could be bottoming. We believe that the main effect of the terrorist attacks was to delay a recovery, but that they did not deal the economy an irreparable blow. The big question now is when corporate earnings will rebound. We expect that companies will attempt to get most of their bad news out of the way and write off the maximum allowable losses in the fourth quarter, leaving them with essentially a clean slate in the new year. That fact, together with the robust fourth quarter rally that might have boosted share prices a little too far, too fast, leaves us with only a mixed outlook for stocks over the very short term. However, we are considerably more confident about the long-term picture, which should benefit from historically low interest rates and the government's stimulative fiscal policies. We look forward to the possibility of applying our disciplined methodology under better conditions in 2002 than we saw in 2001.

"...we are considerably more
 confident about the long-
 term picture, which should
 benefit from historically
 low interest rates and the
 government's stimulative
 fiscal policies."

This commentary reflects the views of the portfolio management team through the end of the Fund's period discussed in this report. Of course, the team's views are subject to change as market and other conditions warrant.

1 Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.



A LOOK AT
PERFORMANCE

For the period ended
December 31, 2001

The index used for
comparison is the
Standard & Poor's
500 Index, an
unmanaged index
that includes 500
widely traded
common stocks.

It is not possible to
invest in an index.

                       Class A      Class B      Class C        Index
Inception date         6-10-91       9-7-95       5-1-98           --

Average annual returns with maximum sales charge (POP)
One year               -15.32%      -15.91%      -13.24%      -11.88%
Five years               7.88%        7.96%          --        10.70%
Ten years               11.65%          --           --        12.93%
Since inception            --        11.01%       -0.53%          --

Cumulative total returns with maximum sales charge (POP)
One year               -15.32%      -15.91%      -13.24%      -11.88%
Five years              46.10%       46.67%          --        66.26%
Ten years              200.97%          --           --       237.32%
Since inception            --        93.43%       -1.93%          --

Performance figures assume all distributions are reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 5% and Class C shares of 1%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares' CDSC declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for one year or less are subject to a 1% CDSC. The return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost. Index figures do not reflect sales charges and would be lower if they did.

The returns reflect past results and should not be considered indicative of future performance. The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Fund's performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable. These reductions can be terminated in the future.



GROWTH OF
$10,000

This chart shows what happened to a hypothetical $10,000 investment in Class A shares for the period indicated. For comparison, we've shown the same investment in the Standard & Poor's 500 Index.

Line chart with the heading "GROWTH OF $10,000." Within the chart are three lines. The first line represents the Index and is equal to $33,732 as of December 31, 2001. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock Core Equity Fund, before sales charge, and is equal to $31,685 as of December 31, 2001. The third bar represents the same hypothetical $10,000 investment made in the John Hancock Core Equity Fund, after sales charge, and is equal to $30,097 as of December 31, 2001.

                                    Class B 1    Class C 1
Inception date                       9-7-95       5-1-98
Without sales charge                $19,343       $9,906
With maximum sales charge                --       $9,807
Index                               $22,584      $10,832

Assuming all distributions were reinvested for the period indicated, the chart above shows the value of a $10,000 investment in the Fund's Class B and Class C shares, respectively, as of December 31, 2001. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

1 No contingent deferred sales charge applicable.



FINANCIAL STATEMENTS

FUND'S
INVESTMENTS

Securities owned
by the Fund on
December 31, 2001

This schedule is divided into two main categories: common stocks and short-term investments. Common stocks are further broken down by industry group. Short-term investments, which represent the Fund's cash position, are listed last.

SHARES    ISSUER                                                                                           VALUE
COMMON STOCKS 99.61%                                                                                  $660,153,603
(Cost $560,671,244)

Aerospace  1.53%                                                                                       $10,174,535
 23,800   General Dynamics Corp.                                                                         1,895,432
128,100   United Technologies Corp.                                                                      8,279,103

Automobiles/Trucks 1.67%                                                                                11,068,922
250,200   Ford Motor Co.                                                                                 3,933,144
 67,800   General Motors Corp.                                                                           3,295,080
100,700   Lear Corp.*                                                                                    3,840,698

Banks -- United States 3.53%                                                                            23,413,367
 97,300   Bank of America Corp.                                                                          6,125,035
186,500   J.P. Morgan Chase & Co.                                                                        6,779,275
 52,000   TCF Financial Corp.                                                                            2,494,960
382,900   U.S. Bancorp                                                                                   8,014,097

Beverages  1.44%                                                                                         9,519,036
 96,500   Anheuser-Busch Cos., Inc.                                                                      4,362,765
105,900   PepsiCo, Inc.                                                                                  5,156,271

Business Services -- Misc. 0.31%                                                                         2,069,448
 55,200   Convergys Corp.*                                                                               2,069,448

Chemicals  3.10%                                                                                        20,570,802
119,300   Air Products & Chemicals, Inc.                                                                 5,596,363
276,300   Dow Chemical Co.                                                                               9,333,414
102,100   Praxair, Inc.                                                                                  5,641,025

Computers  14.62%                                                                                       96,868,871
115,000   Cadence Design Systems, Inc.*                                                                  2,520,800
547,500   Cisco Systems, Inc.*                                                                           9,915,225
 38,600   Computer Sciences Corp.*                                                                       1,890,628
373,200   Dell Computer Corp.*                                                                          10,143,576
 81,800   Electronic Data Systems Corp.                                                                  5,607,390
129,500   First Data Corp.                                                                              10,159,275
114,500   International Business Machines Corp.                                                         13,849,920
122,700   Intuit, Inc.*                                                                                  5,249,106
331,400   Microsoft Corp.*                                                                              21,955,250
107,100   Network Associates, Inc.*                                                                      2,768,535
368,200   Oracle Corp.*                                                                                  5,084,842
 65,600   PeopleSoft, Inc.*                                                                              2,637,120
257,600   Sun Microsystems, Inc.*                                                                        3,168,480
 42,800   VERITAS Software Corp.*                                                                        1,918,724

Cosmetics & Personal Care 0.77%                                                                          5,138,250
110,500   Avon Products, Inc.                                                                            5,138,250

Diversified Operations 2.64%                                                                            17,496,796
 93,800   Honeywell International, Inc.                                                                  3,172,316
243,200   Tyco International Ltd.                                                                       14,324,480

Electronics  7.96%                                                                                      52,780,826
 50,300   Analog Devices, Inc.*                                                                          2,232,817
 60,300   Applied Materials, Inc.*                                                                       2,418,030
478,300   General Electric Co.                                                                          19,170,264
518,200   Intel Corp.                                                                                   16,297,390
 49,500   Linear Technology Corp.                                                                        1,932,480
 69,900   Micron Technology, Inc.*                                                                       2,166,900
300,000   Motorola, Inc.                                                                                 4,506,000
 50,000   QLogic Corp.*                                                                                  2,225,500
 46,900   Xilinx, Inc.*                                                                                  1,831,445

Finance  5.53%                                                                                          36,619,418
444,400   Citigroup, Inc.                                                                               22,433,312
 62,000   Concord EFS, Inc.*                                                                             2,032,360
106,900   Morgan Stanley Dean Witter & Co.                                                               5,979,986
188,800   Washington Mutual, Inc.                                                                        6,173,760

Food 1.30%                                                                                               8,587,904
 57,000   Kraft Foods, Inc. (Class A)*                                                                   1,939,710
115,400   Unilever NV, American Depositary Receipts (ADR) (Netherlands)                                  6,648,194

Insurance  5.52%                                                                                        36,584,029
153,400   American International Group, Inc.                                                            12,179,960
147,400   Hartford Financial Services Group, Inc. (The)                                                  9,261,142
 34,900   Lincoln National Corp.                                                                         1,695,093
 18,500   Marsh & McLennan Cos., Inc.                                                                    1,987,825
 48,400   PMI Group, Inc. (The)                                                                          3,243,284
 72,600   Radian Group, Inc.                                                                             3,118,170
 85,500   Torchmark Corp.                                                                                3,362,715
 19,000   XL Capital Ltd. (Class A)                                                                      1,735,840

Manufacturing 0.64%                                                                                      4,221,700
 70,000   Danaher Corp.                                                                                  4,221,700

Media  2.15%                                                                                            14,256,765
197,300   AOL Time Warner, Inc.*                                                                         6,333,330
191,000   Liberty Media Corp. (Class A)*                                                                 2,674,000
118,900   Viacom, Inc. (Class B)*                                                                        5,249,435

Medical  15.59%                                                                                        103,306,675
146,800   Abbott Laboratories                                                                            8,184,100
112,400   Allergan, Inc.                                                                                 8,435,620
240,400   American Home Products Corp.                                                                  14,750,944
 80,000   CV Therapeutics, Inc.*                                                                         4,161,600
174,500   Johnson & Johnson                                                                             10,312,950
 20,800   Laboratory Corp. of America Holdings*                                                          1,681,680
100,000   Lilly (Eli) & Co.                                                                              7,854,000
572,700   Pfizer, Inc.                                                                                  22,822,095
132,900   Pharmacia Corp.                                                                                5,668,185
 62,200   Schering-Plough Corp.                                                                          2,227,382
202,700   Tenet Healthcare Corp.*                                                                       11,902,544
 49,900   Trigon Healthcare, Inc.*                                                                       3,465,555
 26,000   UnitedHealth Group, Inc.                                                                       1,840,020

Mortgage Banking 1.95%                                                                                  12,958,500
163,000   Fannie Mae                                                                                    12,958,500

Office   0.60%                                                                                           3,957,100
 70,000   Avery Dennison Corp.                                                                           3,957,100

Oil & Gas 7.03%                                                                                         46,564,395
 90,000   Baker Hughes, Inc.                                                                             3,282,300
 80,000   ChevronTexaco Corp.                                                                            7,168,800
 79,100   El Paso Corp.                                                                                  3,528,651
496,200   Exxon Mobil Corp.                                                                             19,500,660
209,200   Royal Dutch Petroleum Co. (ADR) (Netherlands)                                                 10,254,984
 94,300   USX -- Marathon Group                                                                          2,829,000

Retail  8.83%                                                                                           58,517,398
138,100   Bed Bath & Beyond, Inc.*                                                                       4,681,590
 38,700   CDW Computer Centers, Inc.*                                                                    2,078,577
 58,900   Family Dollar Stores, Inc.                                                                     1,765,822
229,000   Home Depot, Inc. (The)                                                                        11,681,290
105,600   Kohl's Corp.*                                                                                  7,438,464
206,800   Lowe's Cos., Inc.                                                                              9,597,588
 70,000   Penney (J. C.) Co., Inc.                                                                       1,883,000
153,200   Target Corp.                                                                                   6,288,860
 91,200   TJX Cos., Inc.                                                                                 3,635,232
164,500   Wal-Mart Stores, Inc.                                                                          9,466,975

Soap & Cleaning Preparations 1.32%                                                                       8,728,039
110,300   Procter & Gamble Co. (The)                                                                     8,728,039

Telecommunications 4.22%                                                                                27,986,247
196,800   Nokia Corp. (ADR) (Finland)                                                                    4,827,504
103,400   QUALCOMM, Inc.*                                                                                5,221,700
176,100   Sprint Corp.                                                                                   4,298,601
257,700   Verizon Communications, Inc.                                                                  12,230,442
100,000   WorldCom, Inc. -- WorldCom Group*                                                              1,408,000

Tobacco  1.97%                                                                                          13,058,080
284,800   Philip Morris Cos., Inc.                                                                      13,058,080

Transport  0.31%                                                                                         2,057,485
 78,500   Continental Airlines, Inc. (Class B)*                                                          2,057,485

Utilities  5.08%                                                                                        33,649,015
 70,000   Allegheny Energy, Inc.                                                                         2,535,400
115,800   Dominion Resources, Inc.                                                                       6,959,580
100,000   Duke Energy Corp.                                                                              3,926,000
116,200   Entergy Corp.                                                                                  4,544,582
160,600   NiSource, Inc.                                                                                 3,703,436
206,700   SBC Communications, Inc.                                                                       8,096,439
 85,500   Sempra Energy                                                                                  2,099,025
 70,900   UtiliCorp United, Inc.                                                                         1,784,553

                                                                          INTEREST        PAR VALUE
ISSUER, DESCRIPTION, MATURITY DATE                                        RATE        (000S OMITTED)         VALUE
SHORT-TERM INVESTMENTS 0.50%                                                                            $3,344,000
(Cost $3,344,000)

Joint Repurchase Agreement 0.50%                                                                         3,344,000
Investment in a joint repurchase agreement transaction with
UBS Warburg, Inc. -- Dated 12-31-01, due 01-02-02
(Secured by U.S. Treasury Bonds 9.875% due 11-15-15
and 8.750% due 05-15-17, U.S. Treasury Notes 5.625%
due 12-31-02 and 6.250% due 02-15-03, U.S. Treasury
Inflation Index Bond 3.375% due 04-15-32, U.S. Treasury
Inflation Index Note 3.375% due 01-15-07)                                  1.70%         $3,344          3,344,000

TOTAL INVESTMENTS 100.11%                                                                             $663,497,603

OTHER ASSETS AND LIABILITIES, NET (0.11%)                                                                ($732,708)

TOTAL NET ASSETS 100.00%                                                                              $662,764,895

* Non-income producing security.

Parenthetical disclosure of a foreign country in the security description represents country of foreign issuer.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to
financial statements.




ASSETS AND
LIABILITIES

December 31, 2001

This Statement
of Assets and
Liabilities is the
Fund's balance
sheet. It shows
the value of
what the Fund
owns, is due
and owes. You'll
also find the net
asset value and
the maximum
offering price
per share.

ASSETS
Investments at value (cost $564,015,244)                         $663,497,603
Receivable for shares sold                                             49,861
Dividends and interest receivable                                     628,345
Other assets                                                           21,094

Total assets                                                      664,196,903

LIABILITIES
Due to custodian                                                        2,067
Payable for shares repurchased                                        499,235
Payable to affiliates                                                 807,623
Other payables and accrued expenses                                   123,083

Total liabilities                                                   1,432,008

NET ASSETS
Capital paid-in                                                   672,596,829
Accumulated net realized loss on investments                     (109,305,536)
Net unrealized appreciation of investments                         99,482,359
Accumulated net investment loss                                        (8,757)

Net assets                                                       $662,764,895

NET ASSET VALUE PER SHARE
Based on net asset values and shares outstanding
Class A ($255,219,486 [DIV] 9,589,956 shares)                          $26.61
Class B ($377,065,745 [DIV] 14,666,844 shares)                         $25.71
Class C ($30,479,664 [DIV] 1,186,056 shares)                           $25.70

MAXIMUM OFFERING PRICE PER SHARE
Class A 1 ($26.61 [DIV] 95%)                                           $28.01
Class C ($25.70 [DIV] 99%)                                             $25.96

1 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

See notes to
financial statements.



OPERATIONS

For the year ended
December 31, 2001

This Statement
of Operations
summarizes the
Fund's investment
income earned
and expenses
incurred in
operating the
Fund. It also shows
net gains (losses)
for the period
stated.

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $61,013)            $9,849,346
Interest                                                              319,962
Securities lending income                                              44,982

Total investment income                                            10,214,290

EXPENSES
Investment management fee                                           5,665,542
Class A distribution and service fee                                  901,850
Class B distribution and service fee                                4,247,235
Class C distribution and service fee                                  304,516
Transfer agent fee                                                  2,733,460
Custodian fee                                                         155,413
Accounting and legal services fee                                     153,343
Trustees' fee                                                          48,238
Printing                                                               40,939
Miscellaneous                                                          25,302
Auditing fee                                                           20,500
Registration and filing fee                                            11,130
Legal fee                                                               8,147
Interest expense                                                        3,131

Total expenses                                                     14,318,746

Net investment loss                                                (4,104,456)

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized loss from investments                                (95,427,871)
Change in net unrealized appreciation (depreciation)
  of investments                                                    3,840,862

Net realized and unrealized loss                                  (91,587,009)

Decrease in net assets from operations                           ($95,691,465)

See notes to
financial statements.



CHANGES IN
NET ASSETS

This Statement
of Changes in
Net Assets
shows how the
value of the
Fund's net assets
has changed
since the end of
the previous
period. The dif-
ference reflects
earnings less
expenses, any
investment gains
and losses, distri-
butions paid to
shareholders, if
any, and any
increase or
decrease in
money share-
holders invested
in the Fund.
                                                     YEAR              YEAR
                                                    ENDED             ENDED
                                                 12-31-00          12-31-01


INCREASE (DECREASE) IN NET ASSETS
From operations

Net investment loss                            ($5,883,128)     ($4,104,456)
Net realized gain (loss)                         8,405,087      (95,427,871)
Change in net unrealized
  appreciation (depreciation)                  (87,527,991)       3,840,862

Decrease in net assets resulting
  from operations                              (85,006,032)     (95,691,465)

Distributions to shareholders
From net realized gain
Class A                                         (5,106,990)        (116,099)
Class B                                         (7,058,921)        (177,732)
Class C                                           (442,207)         (14,036)
In excess of net realized gain
Class A                                         (4,538,046)              --
Class B                                         (6,272,523)              --
Class C                                           (392,944)              --
                                               (23,811,631)        (307,867)

From fund share transactions                   (75,310,466)    (144,863,026)

NET ASSETS
Beginning of period                          1,087,755,382      903,627,253

End of period 1                               $903,627,253     $662,764,895

1 Includes accumulated net investment loss of $7,356 and $8,757, respectively.

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

CLASS A SHARES

The Financial Highlights show how the Fund's net asset value for a share has changed since the end of the previous period.

PERIOD ENDED                                           12-31-97    12-31-98    12-31-99    12-31-00    12-31-01
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                   $19.42      $23.93      $30.14      $33.21      $29.87
Net investment income (loss) 1                            0.10        0.05       (0.02)      (0.06)      (0.03)
Net realized and unrealized
  gain (loss) on investments                              5.55        6.81        3.72       (2.49)      (3.22)
Total from
  investment operations                                   5.65        6.86        3.70       (2.55)      (3.25)
Less distributions
From net investment income                               (0.04)         --          --          --          --
From net realized gain                                   (1.10)      (0.65)      (0.63)      (0.42)      (0.01)
In excess of net realized gain                              --          --          --       (0.37)         --
                                                         (1.14)      (0.65)      (0.63)      (0.79)      (0.01)
Net asset value,
  end of period                                         $23.93      $30.14      $33.21      $29.87      $26.61
Total return 2 (%)                                       29.19 3     28.84       12.37       (7.75)     (10.87)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                            $92        $201        $394        $373        $255
Ratio of expenses to
  average net assets (%)                                  1.42        1.39        1.37        1.41        1.47
Ratio of adjusted expenses
  to average net assets 4 (%)                             1.44          --          --          --          --
Ratio of net investment
  income (loss) to average
  net assets (%)                                          0.45        0.17       (0.06)      (0.19)      (0.12)
Portfolio turnover (%)                                      62          50          98          82          76

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

CLASS B SHARES

PERIOD ENDED                                           12-31-97    12-31-98    12-31-99    12-31-00    12-31-01
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                   $19.41      $23.80      $29.75      $32.54      $29.06
Net investment loss 1                                    (0.06)      (0.14)      (0.24)      (0.27)      (0.22)
Net realized and unrealized
  gain (loss) on investments                              5.56        6.74        3.66       (2.42)      (3.12)
Total from
  investment operations                                   5.50        6.60        3.42       (2.69)      (3.34)
Less distributions
From net investment income                               (0.01)         --          --          --          --
From net realized gain                                   (1.10)      (0.65)      (0.63)      (0.42)      (0.01)
In excess of net realized gain                              --          --          --       (0.37)         --
                                                         (1.11)      (0.65)      (0.63)      (0.79)      (0.01)
Net asset value,
  end of period                                         $23.80      $29.75      $32.54      $29.06      $25.71
Total return 2 (%)                                       28.39 3     27.90       11.59       (8.35)     (11.49)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                           $135        $347        $664        $499        $377
Ratio of expenses to
  average net assets (%)                                  2.12        2.09        2.07        2.07        2.17
Ratio of adjusted expenses
  to average net assets 4 (%)                             2.14          --          --          --          --
Ratio of net investment
  income (loss) to average
  net assets (%)                                         (0.25)      (0.53)      (0.77)      (0.86)      (0.82)
Portfolio turnover (%)                                      62          50          98          82          76

See notes to
financial statements.






FINANCIAL
HIGHLIGHTS

CLASS C SHARES

PERIOD ENDED                                          12-31-98 7  12-31-99    12-31-00    12-31-01
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                   $27.81      $29.75      $32.54      $29.05
Net investment loss 1                                    (0.09)      (0.25)      (0.28)      (0.22)
Net realized and unrealized
  gain (loss) on investments                              2.68        3.67       (2.42)      (3.12)
Total from
  investment operations                                   2.59        3.42       (2.70)      (3.34)
Less distributions
From net realized gain                                   (0.65)      (0.63)      (0.42)      (0.01)
In excess of net realized gain                              --          --       (0.37)         --
                                                         (0.65)      (0.63)      (0.79)      (0.01)
Net asset value,
  end of period                                         $29.75      $32.54      $29.05      $25.70
Total return 2 (%)                                        9.46 5     11.59       (8.38)     (11.49)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                             $7         $30         $32         $30
Ratio of expenses to
  average net assets (%)                                  2.12 6      2.08        2.11        2.17
Ratio of net investment loss
  to average net assets (%)                             (0.53) 6     (0.80)      (0.89)      (0.82)
Portfolio turnover (%)                                      50          98          82          76


1 Based on the average of the shares outstanding at the end of each month.

2 Assumes dividend reinvestment and does not reflect the effect of sales charges.

3 Total return would have been lower had certain expenses not been reduced during the period shown.

4 Does not take into consideration expense reductions during the period shown.

5 Not annualized.

6 Annualized.

7 Class C shares began operations on 5-1-98.

See notes to
financial statements.




NOTES TO
STATEMENTS

NOTE A
Accounting policies

John Hancock Core Equity Fund (the "Fund") is a diversified series of John Hancock Capital Series, an open-end investment management company registered under the Investment Company Act of 1940. The investment objective of the Fund is to seek above-average total return, consisting of capital appreciation plus current income.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B and Class C. The Trustees authorized the issuance of Class I shares effective March 1, 2002. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class that bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting policies of the Fund are as follows:

Valuation of investments

Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value.

Joint repurchase agreement

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, LLC (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, LLC, may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

Class allocations

Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

Expenses

The majority of the expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

Bank borrowings

The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a syndicated line of credit agreement with various banks. This agreement enables the Fund to participate with other funds managed by the Adviser in an unsecured line of credit with banks, which permit borrowings up to $500 million, collectively. Interest is charged to each fund, based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit and is allocated among the participating funds. The average daily loan balance during the period for which loans were outstanding amounted to $2,147,857, and the weighted average interest rate was 5.75%. Interest expense includes $2,352 paid under the line of credit. There was no outstanding borrowing under the line of credit on December 31, 2001.

Securities lending

The Fund may lend securities to certain qualified brokers who pay the Fund negotiated lender fees. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral, should the borrower of the securities fail financially. At December 31, 2001, the Fund loaned securities having a market value of $13,420,678 collateralized by securities in the amount of $13,761,358.

Federal income taxes

The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income which is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, at December 31, 2001, the fund has $98,763,630 of capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. If such carryforward is used by the Fund, no capital gain distribution will be made. The Fund's carryforward expires December 31, 2009. Additionally, net capital losses of $9,493,846 are attributable to security transactions incurred after October 31, 2001 and are treated as arising on the first day (January 1, 2002) of the Fund's next taxable year.

Dividends, interest and distributions

Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records distributions to shareholders from net investment income and realized gains on the ex- dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.


NOTE B
Management fee and transactions with affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a monthly management fee to the Adviser equivalent, on an annual basis, to the sum of: (a) 0.75% of the first $750,000,000 of the Fund's average daily net asset value and (b) 0.70% of the Fund's average daily net asset value in excess of $750,000,000. The Fund and the Adviser have a subadvisory contract with Independence Investment LLC, a wholly owned indirect subsidiary of John Hancock Life Insurance Company ("JHLICo"). The Fund is not responsible for payment of subadviser's fees.

The Fund has Distribution Plans with John Hancock Funds, LLC ("JH Funds"), a wholly owned subsidiary of the Adviser. The Fund has adopted Distribution Plans with respect to Class A, Class B and Class C pursuant to Rule 12b-1 under the Investment Company Act of 1940 to reimburse JH Funds for the services it provides as distributor of shares of the Fund. Accordingly, the Fund makes payments to JH Funds at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B and Class C average daily net assets. A maximum of 0.25% of such payments may be service fees as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

Class A and Class C shares are assessed up-front sales charges. During the year ended December 31, 2001, JH Funds received net up-front sales charges of $557,600 with regard to sales of Class A shares. Of this amount, $30,951 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $362,270 was paid as sales commissions to unrelated broker-dealers and $164,379 was paid as sales commissions to sales personnel of Signator Investors, Inc. ("Signator Investors"), a related broker-dealer. The Adviser's indirect parent, JHLICo, is the indirect sole shareholder of Signator Investors. During the year ended December 31, 2001, JH Funds received net up-front sales charges of $85,743 with regard to sales of Class C shares. Of this amount, $76,595 was paid as sales commissions to unrelated broker-dealers and $9,148 was paid as sales commissions to sales personnel of Signator Investors.

Class B shares which are redeemed within six years of purchase are subject to a contingent deferred sales charge ("CDSC") at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares which are redeemed within one year of purchase are subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution-related services to the Fund in connection with the sale of Class B and Class C shares. For the year ended December 31, 2001, CDSCs received by JH Funds amounted to $1,004,588 for Class B shares and $7,131 for Class C shares.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc., an indirect subsidiary of JHLICo. The Fund pays a monthly transfer agent fee based on the number of shareholder accounts, plus certain out-of-pocket expenses.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the year was at an annual rate of 0.02% of the average net assets of the Fund.

Ms. Maureen R. Ford and Mr. John M. DeCiccio are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The Deferred Compen-sation Plan investments had no impact on the operations of the Fund.

NOTE C
Fund share transactions

This listing illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value. The Fund has an unlimited number of shares authorized with no par value.


                                     YEAR ENDED 12-31-00             YEAR ENDED 12-31-01
                                 SHARES           AMOUNT         SHARES           AMOUNT
CLASS A SHARES
Sold                          7,472,136     $242,645,384      3,184,828      $89,249,931
Distributions reinvested        294,124        9,132,732          3,567          102,700
Repurchased                  (7,137,691)    (231,147,253)    (6,083,979)    (170,783,705)
Net increase (decrease)         628,569      $20,630,863     (2,895,584)    ($81,431,074)

CLASS B SHARES
Sold                          3,722,423     $117,774,617      1,932,483      $51,837,146
Distributions reinvested        364,052       11,003,383          5,758          146,614
Repurchased                  (7,324,747)    (230,240,864)    (4,439,490)    (117,896,331)
Net decrease                 (3,238,272)   ($101,462,864)    (2,501,249)    ($65,912,571)

CLASS C SHARES
Sold                           484,442       $15,325,133        435,126      $11,609,714
Distributions reinvested        22,172           669,881            441           11,242
Repurchased                   (332,373)      (10,473,479)      (341,238)      (9,140,337)
Net increase                   174,241        $5,521,535         94,329       $2,480,619

NET DECREASE                (2,435,462)     ($75,310,466)    (5,302,504)   ($144,863,026)



NOTE D
Investment transactions

Purchases and proceeds from sales of securities, other than short-term securities and obligations of the U.S. government, during the year ended December 31, 2001, aggregated $566,384,550 and $700,742,154, respectively.

The cost of investments owned at December 31, 2001, including short-term investments, for federal income tax purposes was $565,063,303. Gross unrealized appreciation and depreciation of investments aggregated $120,550,626 and $22,116,326, respectively, resulting in net unrealized appreciation of $98,434,300. The difference between book basis and tax basis net unrealized appreciation of investments is attributable primarily to the tax deferral of losses on wash sales.

NOTE E
Reclassification of accounts

During the year ended December 31, 2001, the Fund has reclassified amounts to reflect a decrease in accumulated net realized loss on investments of $2,997, a decrease in undistributed accumulated net investment loss of $4,103,055 and a decrease in capital paid-in of $4,106,052. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary differences, as of December 31, 2001. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to the treatment of net operating losses in the computation of distributed income and capital gains under federal tax rules versus accounting principles generally accepted in the United States of America. The calculation of net investment income (loss) per share in the financial highlights excludes these adjustments.



AUDITOR'S
REPORT

Report of
Pricewaterhouse-
Coopers LLP,
Independent
Auditors

To the Shareholders and Board of Trustees of John Hancock Core Equity Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the John Hancock Core Equity Fund (the "Fund") at December 31, 2001 and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 11, 2002



TAX
INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund for its fiscal year ended December 31, 2001.

The Fund designated a distribution to shareholders of $307,867 as a long-term capital gain dividend. This amount was reported on the 2001 U.S. Treasury Department Form 1099-DIV.



TRUSTEES
& OFFICERS

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

INDEPENDENT TRUSTEES

                                                                                                NUMBER OF
NAME, AGE                                                                                       JOHN HANCOCK
PRINCIPAL OCCUPATION(S) AND OTHER                                                   TRUSTEE     FUNDS OVERSEEN
DIRECTORSHIPS DURING PAST 5 YEARS                                                   SINCE 2     BY TRUSTEE
Dennis S. Aronowitz 1, Born: 1931                                                   1991        30
Professor of Law, Emeritus, Boston University School of Law
(as of 1996); Director, Brookline Bancorp.

Richard P. Chapman, Jr., Born: 1935                                                 1991        30
Chairman, President, and Chief Executive Officer, Brookline Bancorp.
(lending) (since 1972); Trustee, Northeastern University (education);
Chairman and Director, Lumber Insurance Co. (insurance) (until 2000);
Chairman and Director, Northeast Retirement Services, Inc. (retirement administration) (since 1998).

William J. Cosgrove 1, Born: 1933                                                   1991        30
Vice President, Senior Banker and Senior Credit Officer, Citibank, N.A.
(retired 1991); Executive Vice President, Citadel Group Representatives,
Inc.; Director, Hudson City Bancorp; Trustee, Scholarship Fund for
Inner City Children (since 1986).

Richard A. Farrell 1, Born: 1932                                                    1996        30
President, Farrell, Healer & Co., Inc. (venture capital management firm)
(since 1980) and General Partner of the Venture Capital Fund of NE
(since 1980); prior to 1980, headed the venture capital group at Bank of Boston Corporation.

Gail D. Fosler, Born: 1947                                                          1994        30
Senior Vice President and Chief Economist, The Conference Board
(non-profit economic and business research) (since 1989); Director, Unisys
Corp. (since 1993); Director, H.B. Fuller Company (since 1992) and
DBS Holdings (Singapore) (banking and financial services) (since 1999);
Director, National Bureau of Economic Research (academic) (since 1989);
Director, Baxter International (medical health care) (since 2001).

William F. Glavin, Born: 1932                                                       1996        30
President Emeritus, Babson College (as of 1998); Vice Chairman, Xerox
Corporation (until 1989); Director, Reebok, Inc. (since 1994) and Inco Ltd.

John A. Moore, Born: 1939                                                           1996        36
President and Chief Executive Officer, Institute for Evaluating Health
Risks, (nonprofit institution) (until 2001); Senior Scientist, Sciences
International (health research) (since 1998); Principal, Hollyhouse
(consulting) (since 2000); Director, CIIT (nonprofit research) (since 2002).

Patti McGill Peterson, Born: 1943                                                   1996        36
Executive Director, Council for International Exchange of Scholars
(since 1998), Vice President, Institute of International Education
(since January 1998); Senior Fellow, Cornell Institute of Public Affairs,
Cornell University (until 1997); President Emerita of Wells College and
St. Lawrence University; Director, Niagara Mohawk Power Corporation
(electric utility).

John W. Pratt 1, Born: 1931                                                         1996        30
Professor of Business Administration Emeritus, Harvard University
Graduate School of Business Administration (as of 1998).

INTERESTED TRUSTEES 3

NAME, AGE                                                                                       NUMBER OF
POSITION(S) HELD WITH FUND                                                                      JOHN HANCOCK
PRINCIPAL OCCUPATION(S) AND OTHER                                                   TRUSTEE     FUNDS OVERSEEN
DIRECTORSHIPS DURING PAST 5 YEARS                                                   SINCE 2     BY TRUSTEE
John M. DeCiccio, Born: 1948                                                        2001        66
Trustee
Executive Vice President and Chief Investment Officer, John Hancock
Financial Services, Inc.; Director, Executive Vice President and Chief
Investment Officer, John Hancock Life Insurance Company; Chairman of
the Committee of Finance of John Hancock Life Insurance Company;
Director, John Hancock Subsidiaries, LLC, Hancock Natural Resource
Group, Independence Investment LLC, Independence Fixed Income LLC,
John Hancock Advisers, LLC (the "Adviser") and The Berkeley Financial
Group, LLC ("The Berkeley Group"), John Hancock Funds, LLC ("John
Hancock Funds"), Massachusetts Business Development Corporation;
Director, John Hancock Insurance Agency, Inc. ("Insurance Agency, Inc.")
(until 1999) and John Hancock Signature Services, Inc. ("Signature
Services") (until 1997).

Maureen R. Ford, Born: 1955                                                         2000        66
Trustee, Chairman, President and Chief Executive Officer
Executive Vice President, John Hancock Financial Services, Inc., John
Hancock Life Insurance Company; Chairman, Director, President and
Chief Executive Officer, the Advisers and The Berkeley Group; Chairman,
Director and Chief Executive Officer, John Hancock Funds, Chairman,
Director and President, Insurance Agency, Inc.; Chairman, Director and
Chief Executive Officer, Sovereign Asset Management Corporation
("SAMCorp."); Director, Independence Investment LLC, Independence
Fixed Income LLC and Signature Services; Senior Vice President,
MassMutual Insurance Co. (until 1999); Senior Vice President,
Connecticut Mutual Insurance Co. (until 1996).

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

NAME, AGE
POSITION(S) HELD WITH FUND
PRINCIPAL OCCUPATION(S) AND OTHER                                                   OFFICER
DIRECTORSHIPS DURING PAST 5 YEARS                                                   SINCE
William L. Braman, Born: 1953                                                       2000
Executive Vice President and Chief Investment Officer
Executive Vice President and Chief Investment Officer, the Adviser and
each of the John Hancock funds; Director, SAMCorp., Executive Vice
President and Chief Investment Officer, Barring Asset Management, London
UK (until 2000).

Richard A. Brown, Born: 1949                                                        2000
Senior Vice President and Chief Financial Officer
Senior Vice President, Chief Financial Officer and Treasurer, the
Adviser, John Hancock Funds, and The Berkeley Group; Second Vice
President and Senior Associate Controller, Corporate Tax Department,
John Hancock Financial Services, Inc. (until 2001).

Thomas H. Connors, Born: 1959                                                       1992
Vice President and Compliance Officer
Vice President and Compliance Officer, the Adviser and each of the John
Hancock funds; Vice President, John Hancock Funds.

William H. King, Born: 1952                                                         1992
Vice President and Treasurer
Vice President and Assistant Treasurer, the Adviser; Vice President and
Treasurer of each of the John Hancock funds; Assistant Treasurer of each of the John Hancock funds (until 2001).

Susan S. Newton, Born: 1950                                                         1991
Senior Vice President, Secretary and Chief Legal Officer
Senior Vice President, Secretary and Chief Legal Officer, SAMCorp., the
Adviser and each of the John Hancock funds, John Hancock Funds and The
Berkeley Group; Vice President, Signature Services (until 2000);
Director, Senior Vice President and Secretary, NM Capital.

  The business address for all Trustees and Officers is 101 Huntington
  Avenue, Boston, Massachusetts 02199.

  The Statement of Additional Information of the Fund includes additional information about members of the board of Trustees of the Fund and is available, without charge, upon request, by calling
  1-800-426-5523.

1 Member of Audit Committee.

2 Each Trustee serves until resignation, retirement age or until his or her successor is elected.

3 Interested Trustee holds positions with the Fund's investment adviser, underwriter and certain other affiliates.




OUR FAMILY
OF FUNDS

-------------------------------------------------------
Equity              Balanced Fund
                    Core Equity Fund
                    Core Growth Fund
                    Core Value Fund
                    Focused Equity Fund
                    Growth Trends Fund
                    Large Cap Equity Fund
                    Large Cap Growth Fund
                    Mid Cap Growth Fund
                    Multi Cap Growth Fund
                    Small Cap Growth Fund
                    Small Cap Equity Fund
                    Sovereign Investors Fund

-------------------------------------------------------
Sector              Biotechnology Fund
                    Financial Industries Fund
                    Health Sciences Fund
                    Real Estate Fund
                    Regional Bank Fund
                    Technology Fund

-------------------------------------------------------
Income              Bond Fund
                    Government Income Fund
                    High Yield Bond Fund
                    Investment Grade Bond Fund
                    Strategic Income Fund

-------------------------------------------------------
International       European Equity Fund
                    Global Fund
                    International Fund
                    Pacific Basin Equities Fund

-------------------------------------------------------
Tax-Free Income     California Tax-Free Income Fund
                    High Yield Municipal Bond Fund
                    Massachusetts Tax-Free Income Fund
                    New York Tax-Free Income Fund
                    Tax-Free Bond Fund

-------------------------------------------------------
Money Market        Money Market Fund
                    U.S. Government Cash Reserve



FOR YOUR
INFORMATION

INVESTMENT ADVISER
John Hancock Advisers, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

PRINCIPAL DISTRIBUTOR
John Hancock Funds, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

CUSTODIAN
The Bank of New York
One Wall Street
New York, New York 10286

TRANSFER AGENT
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, Massachusetts 02217-1000

LEGAL COUNSEL
Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803

INDEPENDENT AUDITORS
PricewaterhouseCoopers LLP
160 Federal Street
Boston, Massachusetts 02110


HOW TO
CONTACT US

On the Internet                      www.jhfunds.com

By regular mail                      John Hancock Signature Services, Inc.
                                     1 John Hancock Way, Suite 1000
                                     Boston, MA 02217-1000

By express mail                      John Hancock Signature Services, Inc.
                                     Attn: Mutual Fund Image Operations
                                     529 Main Street
                                     Charlestown, MA 02129

Customer service representatives     1-800-225-5291

24-hour automated information        1-800-338-8080

TDD line                             1-800-544-6713



[A 1 1/2" x 1/2" John Hancock (Signature) logo in upper left hand corner. A tag line below reads "JOHN HANCOCK FUNDS."]

1-800-225-5291
1-800-544-6713 (TDD)
1-800-338-8080 EASI-Line

www.jhfunds.com

Now available: electronic delivery
www.jhancock.com/funds/edelivery

This report is for the information of
the shareholders of the John Hancock
Core Equity Fund.

2500A 12/01
       2/02

                                                     VOTE THIS PROXY CARD TODAY!
                                        YOUR PROMPT RESPONSE WILL SAVE YOUR FUND
                                              THE EXPENSE OF ADDITIONAL MAILINGS


JOHN HANCOCK CORE GROWTH FUND
SPECIAL MEETING OF SHAREHOLDERS - MAY 29, 2002
PROXY SOLICITATION BY THE BOARD OF TRUSTEES

         The undersigned, revoking previous proxies, hereby appoint(s) Maureen
R. Ford, Susan S. Newton and William H. King, with full power of substitution in each, to vote all the shares of beneficial interest of John Hancock Core Growth Fund ("Core Growth Fund") which the undersigned is (are) entitled to vote at the Special Meeting of Shareholders (the "Meeting") of Core Growth Fund to be held at 101 Huntington Avenue, Boston, Massachusetts, on May 29, 2002 at 9:00 a.m., Boston time, and at any adjournment(s) of the Meeting. All powers may be exercised by a majority of all proxy holders or substitutes voting or acting, or, if only one votes and acts, then by that one. Receipt of the Proxy Statement dated April 15, 2002 is hereby acknowledged. If not revoked, this proxy shall be voted for the proposal.

                            Date                                        , 2002

                            PLEASE SIGN, DATE AND RETURN
                            PROMPTLY IN THE ENCLOSED ENVELOPE


                            ----------------------------------------------------

                            ----------------------------------------------------
                                            Signature(s)
                            NOTE: Signature(s) should
                            agree with the name(s)
                            printed herein. When
                            signing as attorney,
                            executor, administrator,
                            trustee or guardian, please
                            give your full name as
                            such. If a corporation,
                            please sign in full
                            corporate name by president
                            or other authorized
                            officer. If a partnership,
                            please sign in partnership
                            name by authorized person.

                                                     VOTE THIS PROXY CARD TODAY!
                                        YOUR PROMPT RESPONSE WILL SAVE YOUR FUND
                                              THE EXPENSE OF ADDITIONAL MAILINGS


THIS PROXY WILL BE VOTED IN FAVOR OF (FOR) PROPOSAL 1 IF NO SPECIFICATION IS MADE BELOW. AS TO ANY OTHER MATTER, THE PROXY OR PROXIES WILL VOTE IN ACCORDANCE WITH THEIR BEST JUDGEMENT.

               PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW

(1) To approve an Agreement and Plan of Reorganization between John Hancock Core Growth Fund ("Core Growth Fund") and John Hancock Core Equity Fund ("Core Equity Fund"). Under this Agreement, Core Growth Fund would transfer all of its assets to Core Equity Fund in exchange for shares of Core Equity Fund. These shares will be distributed proportionately to you and the other shareholders of Core Growth Fund. Core Equity Fund will also assume Core Growth Fund's liabilities.

         FOR      |_|                AGAINST  |_|               ABSTAIN  |_|

           PLEASE DO NOT FORGET TO SIGN THE REVERSE SIDE OF THIS CARD.

                                                                 ---------------
Shareholder Login                                                PROXY DIRECT TM
--------------------------------------------------------------------------------
Back to Home     Contact Us     Security                                     ?
--------------------------------------------------------------------------------

You can now submit your voting instructions online. To do so, please enter your Proxy Control Number in the area below. Your Internet Voting Control Number is located on your voting instruction card and is identified as Control Number or Internet Control Number. If you have received multiple voting instruction cards, each card has its own control number; you will need to login and provide your voting instructions separately for each such distinct Control Number.

--------------------------------------------------------------------------------
Enter Control Number here: [   ] [   ] [   ] [   ] Continue
--------------------------------------------------------------------------------

Your browser must support JavaScript 1.1 or higher and be able to accept cookies in order to continue. Click on HELP button at the top for more information and navigation tips. If you are unable to vote yor proxy using this service because of technical difficulties, you should refer to your Proxy Package for other voting options.


                                    VeriSign
                                     Secure
                                      Site
                                Click to verify

C 2001 PROXY DIRECT TM - Service of ALAMO Direct Mail Svcs, Inc. All rights reserved.

John Hancock Institutional Series Trust Proxy                    PROXY DIRECT TM
--------------------------------------------------------------------------------
Back to Home     Contact Us     Security                                     ?
--------------------------------------------------------------------------------

                                  John Hancock
                               ------------------
                               JOHN HANCOCK FUNDS

i Below is the list of your holdings. Text next to each holding's name indicates whether you wish to vote as the Board recommends or to submit your individual instructions. To change between board recommended and individual instructions, click on the name of the holding; then follow the additional instructions. Unless you click on the name of the holding and the vote of your choice, your vote will automatically be recorded on the proposal as recommended by the Board.

            YOU MUST CLICK VOTE NOW! BUTTON TO COMPLETE YOUR SESSION

--------------------------------------------------------------------------------
List of Your Holdings                               Voting instructions
--------------------------------------------------------------------------------
John Hancock Active Bond Fund                        as recommended by the Board
--------------------------------------------------------------------------------
John Hancock Core Growth Fund                        as recommended by the Board
--------------------------------------------------------------------------------
John Hancock Core Value Fund                         as recommended by the Board
--------------------------------------------------------------------------------
John Hancock Dividend Performers Fund                as recommended by the Board
--------------------------------------------------------------------------------
John Hancock Independence Balanced Fund              as recommended by the Board
--------------------------------------------------------------------------------
John Hancock International Equity Fund               as recommended by the Board
--------------------------------------------------------------------------------
John Hancock Medium Capitalization Growth Fund       as recommended by the Board
--------------------------------------------------------------------------------
John Hancock Small Cap Equity Fund Y                 as recommended by the Board
--------------------------------------------------------------------------------
Click on arrow to modify voting instructions
--------------------------------------------

Help me...                       Cancel                        Vote Now!
----------                       ------                        ---------
If you need help navigating      You can quit Internet         Once you have
the site or experience problems  voting at any time. However,  completed
during your online session,      your voting instructions set  selection of your
this page may provide you with   up during this session will   voting
answers                          be disregarded                instructions and
                                                               are ready to
                                                               submit them for
                                                               processing, click
                                                               the Vote Now!
                                                               button

--------------------------------------------------------------------------------
Back to Home     Contact Us     Security                  C 2000 PROXY DIRECT TM
--------------------------------------------------------------------------------

John Hancock Institutional Series Trust Proxy                    PROXY DIRECT TM
--------------------------------------------------------------------------------
Back to Home     Contact Us     Security                                     ?
--------------------------------------------------------------------------------

Shareholder:     John P. Sample
                 ALAMO Direct Mail Services,
                 Inc.
                 23-10 Square Circle Lane
                 Someoldtown, TS 12345-
                 6789

Acount:          ALAMO-TST01 / 271-XXXX-             John Hancock
                 XXXX-123                         ------------------
                                                  JOHN HANCOCK FUNDS
Previous vote:   None-Testing APPS/TR
                 Setup


                          John Hancock Core Growth Fund

--------------------------------------------------------------------------------
Applicable Campaign Proposals              Mark All   For      Against     Board
--------------------------------------------------------------------------------
 1 A proposal to approve an agreement and         ( ) For  ( ) Against ( ) Board
   Plan of Reorganization between John Hancock
   Core Growth Fund ("Core Growth Fund") and
   John Hancock Core Equity Fund ("Core Equity Fund").
   Under this Agreement, your fund would transfer all
   of its assets to Core Equity Fund in exchange for
   shares of Core Equity Fund. These shares
   would be distributed proportionately to you
   and the other shareholders of Core Growth
   Fund. Core Equity would also assume Core
   Growth Fund's liabilities.
--------------------------------------------------------------------------------
   Any other business that may properly come before the meeting.
--------------------------------------------------------------------------------
                                                             Voting Instructions
                                                             -------------------

i Answers have been marked according to the Board's
  recommendations. Please change responses as appropriate
  before submission.
                                                     [ ] Cancel     [ ] Continue

--------------------------------------------------------------------------------
Back to Home     Contact Us     Security                  C 2000 PROXY DIRECT TM
--------------------------------------------------------------------------------

John Hancock Institutional Series Trust Proxy                    PROXY DIRECT TM
--------------------------------------------------------------------------------
Back to Home     Contact Us     Security                                     ?
--------------------------------------------------------------------------------

                                  John Hancock
                               ------------------
                               JOHN HANCOCK FUNDS

Thank you. Your voting instructions have been submitted for processing.

If necessary, you can revisit Internet Voting site any time before the Meeting Date on Wednesday, May 29, 2002 at 9:00 AM [ET] to submit new voting instructions.

This is the summary of your voting instructions delivered to John Hancock Funds. It is not a receipt or vote confirmation. You may print this page for your records.

Instructions submitted on _________, 2002
Transaction Code: __________________


                          John Hancock Core Growth Fund
--------------------------------------------------------------------------------
1 Approve an Agreement and Plan of Reorganization                 Voted For



If you wish to vote another card, please click here.

--------------------------------------------------------------------------------
Back to Home     Contact Us     Security                  C 2000 PROXY DIRECT TM
--------------------------------------------------------------------------------

                                                     VOTE THIS PROXY CARD TODAY!
                                        YOUR PROMPT RESPONSE WILL SAVE YOUR FUND
                                              THE EXPENSE OF ADDITIONAL MAILINGS


JOHN HANCOCK CORE VALUE FUND
SPECIAL MEETING OF SHAREHOLDERS - MAY 29, 2002
PROXY SOLICITATION BY THE BOARD OF TRUSTEES

         The undersigned, revoking previous proxies, hereby appoint(s) Maureen
R. Ford, Susan S. Newton and William H. King, with full power of substitution in each, to vote all the shares of beneficial interest of John Hancock Core Value Fund ("Core Value Fund") which the undersigned is (are) entitled to vote at the Special Meeting of Shareholders (the "Meeting") of Core Value Fund to be held at 101 Huntington Avenue, Boston, Massachusetts, on May 29, 2002 at 9:00 a.m., Boston time, and at any adjournment(s) of the Meeting. All powers may be exercised by a majority of all proxy holders or substitutes voting or acting, or, if only one votes and acts, then by that one. Receipt of the Proxy Statement dated April 15, 2002 is hereby acknowledged. If not revoked, this proxy shall be voted for the proposal.

                                    Date                               , 2002

                                    PLEASE SIGN, DATE AND RETURN
                                    PROMPTLY IN THE ENCLOSED ENVELOPE


                                    --------------------------------------------

                                    --------------------------------------------
                                                   Signature(s)
                                    NOTE: Signature(s) should
                                    agree with the name(s)
                                    printed herein. When
                                    signing as attorney,
                                    executor, administrator,
                                    trustee or guardian, please
                                    give your full name as
                                    such. If a corporation,
                                    please sign in full
                                    corporate name by president
                                    or other authorized
                                    officer. If a partnership,
                                    please sign in partnership
                                    name by authorized person.

                                                     VOTE THIS PROXY CARD TODAY!
                                        YOUR PROMPT RESPONSE WILL SAVE YOUR FUND
                                              THE EXPENSE OF ADDITIONAL MAILINGS


THIS PROXY WILL BE VOTED IN FAVOR OF (FOR) PROPOSAL 1 IF NO SPECIFICATION IS MADE BELOW. AS TO ANY OTHER MATTER, THE PROXY OR PROXIES WILL VOTE IN ACCORDANCE WITH THEIR BEST JUDGEMENT.

               PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW

(1) To approve an Agreement and Plan of Reorganization between John Hancock Core Value Fund ("Core Value Fund") and John Hancock Core Equity Fund ("Core Equity Fund"). Under this Agreement, Core Value Fund would transfer all of its assets to Core Equity Fund in exchange for shares of Core Equity Fund. These shares will be distributed proportionately to you and the other shareholders of Core Value Fund. Core Equity Fund will also assume Core Value Fund's liabilities.

         FOR      |_|                AGAINST  |_|               ABSTAIN  |_|

           PLEASE DO NOT FORGET TO SIGN THE REVERSE SIDE OF THIS CARD.

                                                                 ---------------
Shareholder Login                                                PROXY DIRECT TM
--------------------------------------------------------------------------------
Back to Home     Contact Us     Security                                     ?
--------------------------------------------------------------------------------

You can now submit your voting instructions online. To do so, please enter your Proxy Control Number in the area below. Your Internet Voting Control Number is located on your voting instruction card and is identified as Control Number or Internet Control Number. If you have received multiple voting instruction cards, each card has its own control number; you will need to login and provide your voting instructions separately for each such distinct Control Number.

--------------------------------------------------------------------------------
Enter Control Number here: [   ] [   ] [   ] [   ] Continue
--------------------------------------------------------------------------------

Your browser must support JavaScript 1.1 or higher and be able to accept cookies in order to continue. Click on HELP button at the top for more information and navigation tips. If you are unable to vote yor proxy using this service because of technical difficulties, you should refer to your Proxy Package for other voting options.


                                    VeriSign
                                     Secure
                                      Site
                                Click to verify

C 2001 PROXY DIRECT TM - Service of ALAMO Direct Mail Svcs, Inc. All rights reserved.

John Hancock Institutional Series Trust Proxy                    PROXY DIRECT TM
--------------------------------------------------------------------------------
Back to Home     Contact Us     Security                                     ?
--------------------------------------------------------------------------------

                                  John Hancock
                               ------------------
                               JOHN HANCOCK FUNDS

i Below is the list of your holdings. Text next to each holding's name indicates whether you wish to vote as the Board recommends or to submit your individual instructions. To change between board recommended and individual instructions, click on the name of the holding; then follow the additional instructions. Unless you click on the name of the holding and the vote of your choice, your vote will automatically be recorded on the proposal as recommended by the Board.

            YOU MUST CLICK VOTE NOW! BUTTON TO COMPLETE YOUR SESSION

--------------------------------------------------------------------------------
List of Your Holdings                               Voting instructions
--------------------------------------------------------------------------------
John Hancock Active Bond Fund                        as recommended by the Board
--------------------------------------------------------------------------------
John Hancock Core Growth Fund                        as recommended by the Board
--------------------------------------------------------------------------------
John Hancock Core Value Fund                         as recommended by the Board
--------------------------------------------------------------------------------
John Hancock Dividend Performers Fund                as recommended by the Board
--------------------------------------------------------------------------------
John Hancock Independence Balanced Fund              as recommended by the Board
--------------------------------------------------------------------------------
John Hancock International Equity Fund               as recommended by the Board
--------------------------------------------------------------------------------
John Hancock Medium Capitalization Growth Fund       as recommended by the Board
--------------------------------------------------------------------------------
John Hancock Small Cap Equity Fund Y                 as recommended by the Board
--------------------------------------------------------------------------------
Click on arrow to modify voting instructions
--------------------------------------------

Help me...                       Cancel                        Vote Now!
----------                       ------                        ---------
If you need help navigating      You can quit Internet         Once you have
the site or experience problems  voting at any time. However,  completed
during your online session,      your voting instructions set  selection of your
this page may provide you with   up during this session will   voting
answers                          be disregarded                instructions and
                                                               are ready to
                                                               submit them for
                                                               processing, click
                                                               the Vote Now!
                                                               button

--------------------------------------------------------------------------------
Back to Home     Contact Us     Security                  C 2000 PROXY DIRECT TM
--------------------------------------------------------------------------------

John Hancock Institutional Series Trust Proxy                    PROXY DIRECT TM
--------------------------------------------------------------------------------
Back to Home     Contact Us     Security                                     ?
--------------------------------------------------------------------------------

Shareholder:     John P. Sample
                 ALAMO Direct Mail Services,
                 Inc.
                 23-10 Square Circle Lane
                 Someoldtown, TS 12345-
                 6789

Acount:          ALAMO-TST01 / 271-XXXX-             John Hancock
                 XXXX-123                         ------------------
                                                  JOHN HANCOCK FUNDS
Previous vote:   None-Testing APPS/TR
                 Setup


                          John Hancock Core Growth Fund

--------------------------------------------------------------------------------
Applicable Campaign Proposals              Mark All   For      Against     Board
--------------------------------------------------------------------------------
 1 A proposal to approve an agreement and         ( ) For  ( ) Against ( ) Board
   Plan of Reorganization between John Hancock
   Core Value Fund ("Core Value Fund") and
   John Hancock Core Equity Fund ("Core Equity Fund").
   Under this Agreement, your fund would transfer all
   of its assets to Core Equity Fund in exchange for
   shares of Core Equity Fund. These shares
   would be distributed proportionately to you
   and the other shareholders of Core Value
   Fund. Core Equity would also assume Core
   Value Fund's liabilities.
--------------------------------------------------------------------------------
   Any other business that may properly come before the meeting.
--------------------------------------------------------------------------------
                                                             Voting Instructions
                                                             -------------------

i Answers have been marked according to the Board's
  recommendations. Please change responses as appropriate
  before submission.
                                                     [ ] Cancel     [ ] Continue

--------------------------------------------------------------------------------
Back to Home     Contact Us     Security                  C 2000 PROXY DIRECT TM
--------------------------------------------------------------------------------

John Hancock Institutional Series Trust Proxy                    PROXY DIRECT TM
--------------------------------------------------------------------------------
Back to Home     Contact Us     Security                                     ?
--------------------------------------------------------------------------------

                                  John Hancock
                               ------------------
                               JOHN HANCOCK FUNDS

Thank you. Your voting instructions have been submitted for processing.

If necessary, you can revisit Internet Voting site any time before the Meeting Date on Wednesday, May 29, 2002 at 9:00 AM [ET] to submit new voting instructions.

This is the summary of your voting instructions delivered to John Hancock Funds. It is not a receipt or vote confirmation. You may print this page for your records.

Instructions submitted on _________, 2002
Transaction Code: __________________


                          John Hancock Core Value Fund
--------------------------------------------------------------------------------
1 Approve an Agreement and Plan of Reorganization                 Voted For



If you wish to vote another card, please click here.

--------------------------------------------------------------------------------
Back to Home     Contact Us     Security                  C 2000 PROXY DIRECT TM
--------------------------------------------------------------------------------

                                     Part B

                       Statement of Additional Information

                          JOHN HANCOCK CORE EQUITY FUND
       (the "Acquiring Fund" and a series of John Hancock Capital Series)

                          JOHN HANCOCK CORE GROWTH FUND
                          JOHN HANCOCK CORE VALUE FUND
                 (Each an "Acquired Fund", and each a series of
                       John Hancock Institutional Series)

                              101 Huntington Avenue
                                Boston, MA 02199
                                 1-800-225-5291

                                 April 15, 2002

This Statement of Additional Information provides additional information and is not a prospectus. It should be read in conjunction with the related proxy statement and prospectus that is also dated April 15, 2002. This Statement of Additional Information provides additional information about John Hancock Core Equity Fund and the Funds that it is acquiring, John Hancock Core Growth Fund and John Hancock Core Value Fund. Please retain this Statement of Additional Information for future reference. A copy of the proxy statement and prospectus can be obtained free of charge by calling John Hancock Signature Services, Inc., at 1-800-225-5291.

                                Table Of Contents

                                                                            Page
Introduction                                                                  3
Note Regarding Pro Forma Financial Information                                3
Additional Information about the Acquiring Fund                               3
General Information and History                                               3
Investment Objective and Policies                                             3
Management of the Acquiring Fund                                              3
Control Persons and Principal Holders of Shares                               3
Investment Advisory and Other Services                                        3
Brokerage Allocation                                                          3
Capital Stock and Other Securities                                            3
Purchase, Redemption and Pricing of Acquiring Fund Shares                     3
Tax Status                                                                    4
Underwriters                                                                  4
Calculation of Performance Data                                               4
Financial Statements                                                          4
Additional Information about the Acquired Funds                               4
General Information and History                                               4
Investment Objective and Policies                                             4
Management of the Acquired Funds                                              4
Investment Advisory and Other Services                                        4
Brokerage Allocation                                                          4
Capital Stock and Other Securities                                            4
Purchase, Redemption and Pricing of Acquired Fund shares                      5
Tax Status                                                                    5
Underwriters                                                                  5
Calculation of Performance Data                                               5
Financial Statements                                                          5

Exhibits

A - Statement of Additional Information, dated March 1, 2002, of the Acquiring Fund including audited financial statements as of December 31, 2001.

B - Statement of Additional Information, dated July 1, 2001, of the Acquired Funds including unaudited financial statements as of August 30, 2001 and audited financial statements as of February 28, 2001.

                                  INTRODUCTION

This Statement of Additional Information ("SAI") is intended to supplement the information provided in a proxy statement and prospectus dated April 15, 2002. The proxy statement and prospectus has been sent to the shareholders of the Acquired Funds in connection with the solicitation by the Trustees of the Acquired Funds of proxies to be voted at the Special Meeting of Shareholders of the Acquired Funds to be held on May 29, 2002. This Statement of Additional Information incorporates by reference the Statement of Additional Information of the Acquiring Fund, dated March 1, 2002, and the Statements of Additional Information of the Acquired Funds, each dated July 1, 2001. The SAI for the Acquiring Fund and the SAIs for the Acquired Funds are included with this Statement of Additional Information.

                 NOTE REGARDING PRO FORMA FINANCIAL INFORMATION

In accordance with Item 14(a)(2) of Form N-14, pro forma financial statements were not prepared for the proposed reorganizations of the Acquired Funds into the Acquiring Fund, since the net asset value of each Acquired Fund did not exceed ten percent of the net asset value of the Acquiring Fund on February 12, 2002.

                 Additional Information About the Acquiring Fund

General Information and History

For additional information about the Acquiring Fund generally and its history, see "Organization of the Fund" in the Acquiring Fund SAI attached hereto as Exhibit A.

Investment Objective and Policies

For additional information about the Acquiring Fund's investment objective, policies and restrictions, see "Investment Objective and Policies" and "Investment Restrictions" in the Acquiring Fund SAI attached hereto as Exhibit A.

Management of the Acquiring Funds

For additional information about the Acquiring Fund's Board of Trustees, officers and management personnel, see "Those Responsible for Management" in the Acquiring Fund SAI attached hereto as Exhibit A.

Control Persons and Principal Holders of Shares

For additional information about control persons of the Acquiring Fund and principal holders of shares of the Acquiring Fund, see "Those Responsible for Management" in the Acquiring Fund SAI attached hereto as Exhibit A.

Investment Advisory and Other Services

For additional information about the Acquiring Fund's investment adviser, sub-adviser, custodian, transfer agent and independent accounts, see "Investment Advisory and Other Services", "Distribution Contracts", "Transfer Agent Services", "Custody of Portfolio", and "Independent Auditors" in the Acquiring Fund SAI attached hereto as Exhibit A.

Brokerage Allocation and Other Practices

For additional information about the Acquiring Fund's brokerage allocation practices, see "Brokerage Allocation" in the Acquiring Fund SAI attached hereto as Exhibit A.

Capital Stock and Other Securities

For additional information about the voting rights and other characteristics of the Acquiring Fund's shares of beneficial interest, see "Description of the Fund's Shares" in the Acquiring Fund SAI attached hereto as Exhibit A.

Purchase, Redemption and Pricing of Acquiring Fund Shares

For additional information about the purchase, redemption and pricing of the Acquiring Fund's shares, see "Net Asset Value", "Sales Compensation", "Special Redemptions", "Additional Services and Programs", and "Purchase and Redemptions through Third Parties" in the Acquiring Fund SAI attached hereto as Exhibit A.

Tax Status

For additional information about the tax status of the Acquiring Funds, see "Tax Status" in the Acquiring Fund SAI, attached hereto as Exhibit A.

Underwriters

For additional information about the Acquiring Fund's principal underwriter and the distribution contract between the principal underwriter and the Acquiring Fund, see "Distribution Contracts" in the Acquiring Fund SAI attached hereto as Exhibit A.

Calculation of Performance Data

For additional information about the investment performance of the Acquiring Fund, see "Calculation of Performance" in the Acquiring Fund SAI attached hereto as Exhibit A.

Financial Statements

Audited annual financial statements of the Acquiring Fund at December 31, 2001 are attached to the Acquiring Fund SAI, which is attached hereto as Exhibit A.

                 Additional Information About the Acquired Funds

General Information and History

For additional information about the Acquired Funds generally and their history, see "Organization of the Fund" in each Acquired Fund's SAI attached hereto as Exhibit B.

Investment Objective and Policies

For additional information about the Acquired Funds' investment objectives, policies and restrictions, see "Investment Objective and Policies" and "Investment Restrictions" in each Acquired Fund's SAI attached hereto as Exhibit B.

Management of Acquired Funds

For additional information about the Acquired Funds' Board of Trustees, officers and management personnel, see "Those Responsible for Management" in each Acquired Fund's SAI attached hereto as Exhibit B.

Investment Advisory and Other Services

For additional information about the Acquired Funds' investment adviser, subadviser, custodian, transfer agent and independent accountants, see "Investment Advisory and Other Services", "Distribution Contracts", "Transfer Agent Services", "Custody of Portfolio" and "Independent Auditors" in each Acquired Fund's SAI attached hereto as Exhibit B.

Brokerage Allocation and Other Practices

For additional information about the Acquired Funds' brokerage allocation practices, see "Brokerage Allocation" in each Acquired Fund's SAI attached hereto as Exhibit B.

Capital Stock and Other Securities

For additional information about the voting rights and other characteristics of the Acquired Funds' shares of beneficial interest, see "Description of the Fund's Shares" in each Acquired Fund's SAI attached hereto as Exhibit B.

Purchase, Redemption and Pricing of Acquired Fund Shares

For additional information about the purchase, redemption and pricing of the Acquired Fund's shares, see "Net Asset Value", "Sales Compensation", "Additional Services and Programs", "Special Redemptions" and "Purchases and Redemptions Through Third Parties" in each Acquired Fund's SAI attached hereto as Exhibit B.

Tax Status

For additional information about the tax status of the Acquired Funds, see "Tax Status" in each Acquired Fund's SAI attached hereto as Exhibit B.

Underwriters

For additional information about the Acquired Funds' principal underwriter and the distribution contract between the principal underwriter and the Acquired Funds, see "Distribution Contracts" in each Acquired Fund's SAI attached hereto as Exhibit B.

Calculation of Performance Data

For additional information about the investment performance of the Acquired Funds, see "Calculation of Performance" in each Acquired Fund's SAI attached hereto as Exhibit B.

Financial Statements

Audited annual financial statements of the Acquired Funds at February 28, 2001 and unaudited semi-annual financial statements as of August 31, 2001 are attached to each Acquired Fund's SAI, which are attached hereto as Exhibit B.

                          JOHN HANCOCK CORE EQUITY FUND

                                 Class I Shares
                       Statement of Additional Information

                                  March 1, 2002

This Statement of Additional Information provides information about John Hancock Core Equity Fund (the "Fund"), in addition to the information that is contained in the combined Equity Funds' current Prospectus (the "Prospectus"). The Fund is a diversified series of John Hancock Capital Series (the "Trust").

This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus, a copy of which can be obtained free of charge by writing or telephoning:

                      John Hancock Signature Services, Inc.
                         1 John Hancock Way, Suite 1001
                              Boston, MA 02217-1001
                                1-(888)-972-8696

                                TABLE OF CONTENTS
                                                                           Page


Organization of the Fund...............................................      2
Investment Objective and Policies......................................      2
Investment Restrictions................................................     10
Those Responsible for Management.......................................     13
Investment Advisory and Other Services.................................     19
Distribution Contracts.................................................     22
Sales Compensation.....................................................     22
Net Asset Value........................................................     23
Special Redemptions....................................................     24
Additional Services and Programs.......................................     24
Purchase and Recemptions Through Third Parties.........................     24
Description of the Fund's Shares.......................................     24
Tax Status.............................................................     26
Calculation of Performance ............................................     30
Brokerage Allocation...................................................     32
Transfer Agent Services................................................     34
Custody of Portfolio...................................................     35
Independent Auditors...................................................     35
Appendix A -More about Risk............................................    A-1
Appendix B - Description of Bond Ratings...............................    B-1
Financial Statements...................................................    F-1

ORGANIZATION OF THE FUND

The Fund is a series of the Trust, an open-end investment management company organized as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts.


John Hancock Advisers, LLC (prior to February 1, 2002, John Hancock Advisers, Inc.) (the "Adviser") is the Fund's investment adviser. The Adviser is an indirect, wholly-owned subsidiary of John Hancock Life Insurance Company (formerly John Hancock Mutual Life Insurance Company) (the "Life Company"), a Massachusetts life insurance company chartered in 1862 with national headquarters at John Hancock Place, Boston, Massachusetts. The Life Company is wholly owned by John Hancock Financial Services, Inc., a Delaware corporation organized in February, 2000.


On June 3, 1996, the Fund changed its name from John Hancock Independence Diversified Core Equity Fund to John Hancock Independence Equity Fund. Prior to May 1, 1999, the Fund was called John Hancock Independence Equity Fund.

The Fund has one sub-adviser: Independence Investment LLC ("Independence" or "Sub-Adviser") (formerly Independence Investment Associates, Inc.) which is a subsidiary of the Life Company.

INVESTMENT OBJECTIVE AND POLICIES

The following information supplements the discussion of the Fund's investment objective and policies discussed in the Prospectus. Appendix A contains further information describing investment risk. The investment objective of the Fund is fundamental and may only be changed by the Trustees with shareholder approval. There is no assurance that the Fund will achieve its investment objective.

The investment objective of the Fund is to seek above-average total return, consisting of capital appreciation and income. The Fund will diversify its investments to create a portfolio with a risk profile and characteristics similar to the Standard & Poor's 500 Index. Consequently, the Fund will invest in a number of industry groups without concentration in any particular industry. The Fund's investments will be subject to the market fluctuation and risks inherent in all securities. Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities. Equity securities include common and preferred stocks and their equivalents (including warrants to purchase and securities convertible into such stocks).

In abnormal circumstances, such as situations where the Fund experiences unusually large cash inflows or anticipates unusually large redemptions, and in adverse market, economic, political, or other conditions, the Fund may temporarily invest more than 20% of its Asses in investment-grade short-term securities, cash, and cash equivalents.

With respect to the Fund's investment policy of investing at least 80% of its Assets in equity securities, "Assets" is defined as net assets plus the amount of any borrowings for investment purposes. In addition, the Fund will notify shareholders at least 60 days prior to any change in this policy.

Ratings as Investment Criteria. In general, the ratings of Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Ratings Group ("S&P") represent the opinions of these agencies as to the quality of the securities which they rate. It should be emphasized, however, that such ratings are relative and subjective and are not absolute standards of quality. These ratings will be used by the Fund as initial criteria for the selection of debt securities. Among the factors which will be considered are the long-term ability of the issuer to pay principal and interest and general economic trends. Appendix B contains further information concerning the ratings of Moody's and S&P and their significance.

Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither of these events will require the sale of the securities by the Fund.

Fixed Income Securities. Under normal market conditions, the Fund may invest in fixed income securities (including debt securities and preferred stocks) that are rated Baa or better by Moody's or BBB or better by S&P or, if unrated, determined to be of comparable quality by the Adviser and the Sub-Adviser ("investment grade debt securities"). The value of fixed income securities varies inversely with changes in the prevailing levels of interest rates. In addition, debt securities rated BBB or Baa and unrated debt securities of comparable quality are considered medium grade obligations and have speculative characteristics. Adverse changes in economic conditions or other circumstances are more likely to lead to weakened capacity to make principal and interest payment than in the case of higher grade obligations.

For temporary defensive purposes, the Fund may invest up to 100% of its assets in investment grade debt securities of any type or maturity.

Investment in Foreign Securities. The Fund may invest in the securities of foreign issuers in the form of sponsored and unsponsored American Depository Receipts ("ADRs") and U.S. dollar-denominated securities of foreign issuers traded on U.S. exchanges. ADRs (sponsored and unsponsored) are receipts, typically issued by U.S. banks, which evidence ownership of underlying securities issued by a foreign corporation. ADRs are publicly traded on a U.S. stock exchange or in the over-the-counter market. An investment in foreign securities including ADRs may be affected by changes in currency rates and in exchange control regulations. Issuers of unsponsored ADRs are not contractually obligated to disclose material information including financial information, in the United States and, therefore, there may not be a correlation between such information and the market value of the unsponsored ADR. Foreign companies may not be subject to accounting standards or government supervision comparable to U.S. companies, and there is often less publicly available information about their operations. Foreign companies may also be affected by political or financial inability abroad. These risk considerations may be intensified in the case of investments in ADRs of foreign companies that are located in emerging market countries. ADRs of companies located in these countries may have limited marketability and may be subject to more abrupt or erratic price movements.

Repurchase Agreements. In a repurchase agreement the Fund buys a security for a relatively short period (usually not more than 7 days) subject to the obligation to sell it back to the issuer at a fixed time and price, plus accrued interest. The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in U.S. Government securities. The Adviser will continuously monitor the creditworthiness of the parties with whom the Fund enters into repurchase agreements.

The Fund has established a procedure providing that the securities serving as collateral for each repurchase agreement must be delivered to the Fund's custodian either physically or in book-entry form and that the collateral must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. In the event of bankruptcy or other default by a seller of a repurchase agreement, the Fund could experience delays in liquidating the underlying securities and during the period in which the Fund seeks to enforce its rights thereto, possible subnormal levels of income, lack of access to income during this period, and the expense of enforcing its rights.

Reverse Repurchase Agreements. The Fund may also enter into reverse repurchase agreements which involve the sale of U.S. Government securities held in its portfolio to a bank with an agreement that the Fund will buy back the securities at a fixed future date at a fixed price plus an agreed amount of "interest" which may be reflected in the repurchase price. Reverse repurchase agreements are considered to be borrowings by the Fund. Reverse repurchase agreements involve the risk that the market value of securities purchased by the Fund with proceeds of the transaction may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase. The Fund will also continue to be subject to the risk of a decline in the market value of the securities sold under the agreements because it will require those securities upon effecting their repurchase. To minimize various risks associated with reverse repurchase agreements, the Fund will establish and maintain a separate account consisting of liquid securities, of any type or maturity, in an amount at least equal to the repurchase prices of the securities (plus any accrued interest thereon) under such agreements. In addition, the Fund will not enter into reverse repurchase agreements or borrow money, except from banks as a temporary measure for extraordinary emergency purposes in amounts not to exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed) taken at market value. The Fund will not leverage to attempt to increase income. The Fund will not purchase securities while outstanding borrowings exceed 5% of the Fund's total assets. The Fund will enter into reverse repurchase agreements only with federally insured banks or savings and loan associations which are approved in advance as being creditworthy by the Trustees. Under procedures established by the Trustees, the Adviser will monitor the creditworthiness of the banks involved.

Restricted Securities. The Fund may purchase securities that are not registered ("restricted securities") under the Securities Act of 1933 ("1933 Act"), including commercial paper issued in reliance on Section 4(2) of the 1933 Act and securities offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act. The Fund will not invest more than 15% of its net assets in illiquid investments. If the Trustees determine, based upon a continuing review of the trading markets for specific Section 4(2) paper or Rule 144A securities, that they are liquid, they will not be subject to the 15% limit on illiquid investments. The Trustees have adopted guidelines and delegated to the Adviser the daily function of determining the monitoring and liquidity of restricted securities. The Trustees, however, will retain sufficient oversight and be ultimately responsible for the determinations. The Trustees will carefully monitor the Fund's investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in the Fund if qualified institutional buyers become for a time uninterested in purchasing these restricted securities.

Options on Securities and Securities Indices. The Fund may purchase and write
(sell) call and put options on securities in which it may invest or on any securities index based on securities in which it may invest. These options may be listed on national domestic securities exchanges or traded in the over-the-counter market. The Fund may write covered put and call options and purchase put and call options to enhance total return, as a substitute for the purchase or sale of securities, or to protect against declines in the value of portfolio securities and against increases in the cost of securities to be acquired.

Writing Covered Options. A call option on securities written by the Fund obligates the Fund to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. A put option on securities written by the Fund obligates the Fund to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. Writing covered call options may deprive the Fund of the opportunity to profit from an increase in the market price of the securities in its portfolio. Writing covered put options may deprive the Fund of the opportunity to profit from a decrease in the market price of the securities to be acquired for its portfolio.

All call and put options written by the Fund are covered. A written call option or put option may be covered by (i) maintaining cash or liquid securities in a segregated account with a value at least equal to the Fund's obligation under the option, (ii) entering into an offsetting forward commitment and/or (iii) purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the Fund's net exposure on its written option position. A written call option on securities is typically covered by maintaining the securities that are subject to the option in a segregated account. The Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index.

The Fund may terminate its obligations under an exchange traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as "closing purchase transactions."

Purchasing Options. The Fund would normally purchase call options in anticipation of an increase, or put options in anticipation of a decrease ("protective puts") in the market value of securities of the type in which it may invest. The Fund may also sell call and put options to close out its purchased options.

The purchase of a call option would entitle the Fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. The Fund would ordinarily realize a gain on the purchase of a call option if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option.

The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the Fund's portfolio securities. Put options may also be purchased by the Fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of put options may be offset by countervailing changes in the value of the Fund's portfolio securities.

The Fund's options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

Risks Associated with Options Transactions. There is no assurance that a liquid secondary market on a domestic or foreign options exchange will exist for any particular exchange-traded option or at any particular time. If the Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if the Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options;
(ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

The Fund's ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. The Adviser will determine the liquidity of each over-the-counter option in accordance with guidelines adopted by the Trustees.

The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of options depends in part on the Adviser's ability to predict future price fluctuations and, for hedging transactions, the degree of correlation between the options and securities markets.

Futures Contracts and Options on Futures Contracts. To seek to increase total return or hedge against changes in interest rates or securities prices, the Fund may purchase and sell various kinds of futures contracts and purchase and write call and put options on these futures contracts. The Fund may also enter into closing purchase and sale transactions with respect to any of these contracts and options. The futures contracts may be based on various securities, securities indices and any other financial instruments and indices. All futures contracts entered into by the

Fund are traded on U.S. exchanges or boards of trade that are licensed, regulated or approved by the Commodity Futures Trading Commission ("CFTC").

Futures Contracts. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities will usually be liquidated in this manner, the Fund may instead make, or take, delivery of the underlying securities whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures contracts are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

Hedging and Other Strategies. Hedging is an attempt to establish with more certainty than would otherwise be possible the effective price or rate of return on portfolio securities or securities that the Fund proposes to acquire. When securities prices are falling, the Fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When securities prices are rising, the Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases.

The Fund may, for example, take a "short" position in the futures market by selling futures contracts in an attempt to hedge against an anticipated decline in market prices that would adversely affect the value of the Fund's portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by the Fund or securities with characteristics similar to those of the Fund's portfolio securities.

If, in the opinion of the Adviser, there is a sufficient degree of correlation between price trends for the Fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the Fund may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in the Fund's portfolio may be more or less volatile than prices of such futures contracts, the Adviser will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any differential by having the Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the Fund's portfolio securities.

When a short hedging position is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the Fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

On other occasions, the Fund may take a "long" position by purchasing futures contracts. This would be done, for example, when the Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices then available in the applicable market to be less favorable than prices that are currently available. The Fund may also purchase futures contracts as a substitute for transactions in securities, to alter the investment characteristics of portfolio securities or to gain or increase its exposure to a particular securities market.

Options on Futures Contracts. The Fund may purchase and write options on futures for the same purposes as its transactions in futures contracts. The purchase of put and call options on futures contracts will give the Fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of the Fund's assets. By writing a call option, the Fund becomes obligated, in exchange for the premium (upon exercise of the option) to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that the Fund intends to purchase. However, the Fund becomes obligated (upon exercise of the option) to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. The loss incurred by the Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received.

The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option of the same series. There is no guarantee that such closing transactions can be effected. The Fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

Other Considerations. The Fund will engage in futures and related options transactions either for bona fide hedging purposes or to seek to increase total return as permitted by the CFTC. To the extent that the Fund is using futures and related options for hedging purposes, futures contracts will be sold to protect against a decline in the price of securities that the Fund owns or futures contracts will be purchased to protect the Fund against an increase in the price of securities it intends to purchase. The Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or securities or instruments which it expects to purchase. As evidence of its hedging intent, the Fund expects that on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of futures contracts), the Fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for the Fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.

To the extent that the Fund engages in nonhedging transactions in futures contracts and options on futures, the aggregate initial margin and premiums required to establish these nonhedging positions will not exceed 5% of the net asset value of the Fund's portfolio, after taking into account unrealized profits and losses on any such positions and excluding the amount by which such options were in-the-money at the time of purchase.

Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the Fund to purchase securities, require the Fund to establish a segregated account consisting of cash or liquid securities in an amount equal to the underlying value of such contracts and options.

While transactions in futures contracts and options on futures may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, securities prices may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions.

Perfect correlation between the Fund's futures positions and portfolio positions will be impossible to achieve. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss.

Some futures contracts or options on futures may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit trading in a futures contract or related option, which may make the instrument temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or related option can vary from the previous day's settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the Fund from closing out positions and limiting its losses.

Lending of Securities. The Fund may lend portfolio securities to brokers, dealers and financial institutions if the loan is collateralized by cash or U.S. Government securities according to applicable regulatory requirements. The Fund may reinvest any cash collateral in short-term securities and money market funds. When the Fund lends portfolio securities, there is a risk that the borrower may fail to return the securities involved in the transaction. As a result, the Fund may incur a loss or, in the event of the borrower's bankruptcy, the Fund may be delayed in or prevented from liquidating the collateral. It is a fundamental policy of the Fund not to lend portfolio securities having a total value exceeding 33 1/3% of its total assets.

Rights and Warrants. The Fund may purchase warrants and rights which are securities permitting, but not obligating, their holder to purchase the underlying securities at a predetermined price subject to the Fund's Investment Restrictions. Generally, warrants and stock purchase rights do not carry with them the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. As a result, an investment in warrants and rights may be considered to entail greater investment risk than certain other types of investments. In addition, the value of warrant and rights does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or prior to their expiration date. Investment in warrants and rights increases the potential profit or loss to be realized from the investment of a given amount of the Fund's assets as compared with investing the same amount in the underlying stock.

Short Sales. The Fund may engage in short sales "against the box". In a short sale against the box, the Fund agrees to sell at a future date a security that it either contemporaneously owns or has the right to acquire at no extra cost. If the price of the security has declined at the time the Fund is required to deliver the security, the Fund will benefit from the difference in the price. If the price of the security has increased, the Fund will be required to pay the difference.

Forward Commitment and When-Issued Securities. The Fund may purchase securities on a when-issued or forward commitment basis. "When-issued" refers to securities whose terms are available and for which a market exists, but which have not been issued. The Fund will engage in when-issued transactions with respect to securities purchased for its portfolio in order to obtain what is considered to be an advantageous price and yield at the time of the transaction. For when-issued transactions, no payment is made until delivery is due, often a month or more after the purchase. In a forward commitment transaction, the Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time.

When the Fund engages in forward commitment and when-issued transactions, it relies on the seller to consummate the transaction. The failure of the issuer or seller to consummate the transaction may result in the Fund's losing the opportunity to obtain a price and yield considered to be advantageous. The purchase of securities on a when-issued or forward commitment basis also involves a risk of loss if the value of the security to be purchased declines prior to the settlement date.

On the date the Fund enters into an agreement to purchase securities on a when-issued or forward commitment basis, the Fund will segregate in a separate account cash or liquid securities, of any type or maturity, equal in value to the Fund's commitment. These assets will be valued daily at market, and additional cash or securities will be segregated in a separate account to the extent that the total value of the assets in the account declines below the amount of the when-issued commitments. Alternatively, the Fund may enter into offsetting contracts for the forward sale of other securities that it owns.

Short-Term Trading and Portfolio Turnover. Short-term trading means the purchase and subsequent sale of a security after it has been held for a relatively brief period of time. The Fund may engage in short-term trading in response to stock market conditions, changes in interest rates or other economic trends and developments or to take advantage of yield disparities between various fixed income securities in order to realize capital gains or improve income. Short-term trading may have the effect of increasing portfolio turnover rate. A high rate of portfolio turnover (100% or greater) involves correspondingly greater brokerage expenses. The Fund's portfolio turnover rate is set forth in the table under the caption "Financial Highlights" in the Prospectus.

INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions. The following investment restrictions will not be changed without the approval of a majority of the Fund's outstanding voting securities which, as used in the Prospectus and this Statement of Additional Information, means the approval by the lesser of (1) the holders of 67% or more of the Fund's shares represented at a meeting if more than 50% of the Fund's outstanding shares are present in person or by proxy at that meeting or (2) more than 50% of the Fund's outstanding shares.

The Fund may not:

(1)   Issue senior securities, except as permitted by paragraphs (2), (6) and
      (7) below. For purposes of this restriction, the issuance of shares of beneficial interest in multiple classes or series, the purchase or sale of options, futures contracts, forward commitments and repurchase agreements entered into in accordance with the Fund's investment policies, and the pledge, mortgage or hypothecation of the Fund's assets within the meaning of paragraph (3) below, are not deemed to be senior securities.

(2) Borrow money, except from banks as a temporary measure for extraordinary emergency purposes in amounts not to exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed) taken at market value. The Fund will not leverage to attempt to increase income. The Fund will not purchase securities while outstanding borrowings exceed 5% of the Fund's total assets.

(3) Pledge, mortgage or hypothecate its assets, except to secure indebtedness permitted by paragraph (2) above and then only if such pledging, mortgaging or hypothecating does not exceed 33 1/3% of the Fund's total assets taken at market value.

(4) Act as an underwriter, except to the extent that in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter for purposes of the 1933 Act.

(5) Purchase or sell real estate or any interest therein, except that the Fund may invest in securities of corporate or governmental entities secured by real estate or marketable interests therein or securities issued by companies that invest in real estate or interests therein.

(6) Make loans, except that the Fund (1) may lend portfolio securities in accordance with the Fund's investment policies up to 33 1/3% of the Fund's total assets taken at market value, (2) enter into repurchase agreements, and (3) purchase all or a portion of an issue of publicly distributed debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

(7) Invest in commodities or in commodity contracts or in puts, calls, or combinations of both, except options on securities, securities indices and currency, futures contracts on securities, securities indices and currency and options on such futures, forward foreign currency exchange contracts, forward commitments, securities index put or call warrants and repurchase agreements entered into in accordance with the Fund's investment policies.

(8) Purchase the securities of issuers conducting their principal activity in the same industry if, immediately after such purchase, the value of its investments in such industry would exceed 25% of its total assets taken at market value at the time of such investment. This limitation does not apply to investments in obligations of the U.S. Government or any of its agencies or instrumentalities.

(9) Purchase securities of an issuer (other than the U.S. Government, its agencies or instrumentalities), if

      (a) such purchase would cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer, or

      (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

In connection with the lending of portfolio securities under paragraph (6) above, such loans must at all times be fully collateralized and the Fund's custodian must take possession of the collateral either physically or in book entry form. Securities used as collateral must be marked to market daily.

Non-Fundamental Investment Restrictions. The following restrictions are designated as non-fundamental and may be changed by the Trustees without shareholder approval.

The Fund may not:

(a) Participate on a joint or joint-and-several basis in any securities trading account. The "bunching" of orders for the sale or purchase of marketable portfolio securities with other accounts under the management of the Adviser or Sub-Adviser to save commissions or to average prices among them is not deemed to result in a joint securities trading account.

(b) Purchase securities on margin or make short sales, except in connection with arbitrage transactions or unless, by virtue of its ownership of other securities, the Fund has the right to obtain securities equivalent in kind and amount to the securities sold and, if the right is conditional, the sale is made upon the same conditions, except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities.

(c) Purchase a security if, as a result, (i) more than 10% of the Fund's total assets would be invested in the securities of other investment companies,
      (ii) the Fund would hold more than 3% of the total outstanding voting securities of any one investment company, or (iii) more than 5% of the Fund's total assets would be invested in the securities of any one investment company. These limitations do not apply to (a) the investment of cash collateral, received by the Fund in connection with lending the Fund's portfolio securities, in the securities of open- end investment companies or (b) the purchase of shares of any investment company in connection with a merger, consolidation, reorganization or purchase of substantially all of the assets of another investment company. Subject to the above percentage limitations, the Fund may, in connection with the John Hancock Group of Funds Deferred Compensation Plan for Independence Trustees/ Directors, purchase securities of other investment companies within the John Hancock Group of Funds.

(d)   Invests more than 15% of its net assets in illiquid securities.

If a percentage restriction on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value of the Fund's assets will not be considered a violation of the restriction.

The Funds will invest only in countries on the Adviser's Approved Country Listing. The Approved Country Listing is a list maintained by the Adviser's investment department that outlines all countries, including the United States, that have been approved for investment by Funds managed by the Adviser.

In addition, no Fund may invest either directly or indirectly in any Russian equity. Only certain funds can invest in certain types of Russian debt. These funds are: Active Bond, Income, Investors, High Income, Bond, High Yield Bond, Strategic Income and VA Strategic Income. Each of these funds may invest only up to 5% of total assets in: (1) Sovereign Russian Debt and Municipal Fixed Income Securities; (2) that are NOT ruble-denominated; (3) that are held physically outside of Russia; and (4) have Euroclear settlement.

THOSE RESPONSIBLE FOR MANAGEMENT


The business of the Fund is managed by its Trustees, who elect officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Trustees. Several of the officers and Trustees of the Fund are also officers or Directors of the Adviser, or officers and Directors of the Fund's principal distributor, John Hancock Funds, LLC (prior to February 1, 2002, John Hancock Funds, Inc.) ("John Hancock Funds").

--------------------------------------------------------------------------------------------------------------------
                                                                                                       Number of
                                                                                                       John
                                                                                                       Hancock
                             Position(s)   Trustee/       Principal Occupation(s) and other            Funds
Name, Address (1)            Held with     Officer        Directorships                                Overseen by
And Age                      Fund          since(2)       During Past 5 Years                          Trustee
---------------------------------------------------------------------------------------------------------------------
Independent Trustees

---------------------------------------------------------------------------------------------------------------------
Dennis S. Aronowitz          Trustee       1998           Professor of Law, Emeritus, Boston           30
Born:  1931                                               University School of Law (as of 1996);
                                                          Director, Brookline Bancorp.

---------------------------------------------------------------------------------------------------------------------
Richard P. Chapman, Jr.      Trustee       1996           Chairman, President and Chief Executive      30
Born:  1935                                               Officer, Brookline Bancorp. (lending)
                                                          (since 1972); Trustee, Northeastern
                                                          University (education); Chairman and
                                                          Director, Lumber Insurance Co. (insurance)
                                                          (until 2000); Chairman and Director,
                                                          Northeast Retirement Services, Inc.
                                                          (retirement administration) (since 1998).

---------------------------------------------------------------------------------------------------------------------
William J. Cosgrove          Trustee       1991           Vice President, Senior Banker and Senior     30
Born:  1933                                               Credit Officer, Citibank, N.A. (retired
                                                          1991); Executive Vice President, Citadel
                                                          Group Representatives, Inc.;  Director,
                                                          Hudson City Bancorp; Trustee, Scholarship
                                                          Fund for Inner City Children (since 1986).

---------------------------------------------------------------------------------------------------------------------
Richard A. Farrell           Trustee       1996           President, Farrell, Healer & Co., Inc.,      30
Born:  1932                                               (venture capital management firm)(since
                                                          1980) and General Partner of the Venture
                                                          Capital Fund of NE (since 1980); Prior to
                                                          1980, headed the venture capital group
                                                          at Bank of Boston Corporation.

---------------------------------------------------------------------------------------------------------------------

(1) Business address for independent and interested Trustees and officers is 101 Huntington Avenue, Boston, Massachusetts 02119.
(2) Each Trustee serves until resignation, retirement age or until her or his successor is elected.
(3) Interested Trustee: holds positions with the Fund's investment adviser, underwriter, and or certain other affiliates.

--------------------------------------------------------------------------------------------------------------------
                                                                                                          Number of
                                                                                                          John
                                                                                                          Hancock
                             Position(s)   Trustee/       Principal Occupation(s) and other               Funds
Name, Address (1)            Held with     Officer        Directorships                                   Overseen by
And Age                      Fund          since(2)       During Past 5 Years                             Trustee
---------------------------------------------------------------------------------------------------------------------
Gail D. Fosler               Trustee       1994           Senior Vice President and Chief Economist,      30
Born:  1947                                               The Conference Board (non-profit economic
                                                          and business research)(since 1989);
                                                          Director, Unisys Corp. (since 1993);
                                                          Director, H.B. Fuller Company (since 1992)
                                                          and DBS Holdings (Singapore) (banking
                                                          and financial services)(since 1999);
                                                          Director, National Bureau of Economic
                                                          Research (academic)(since 1989);
                                                          Director, Baxter International
                                                          (medical health care) (since 2001).

---------------------------------------------------------------------------------------------------------------------
William F. Glavin            Trustee       1996           President Emeritus, Babson College (as          30
Born:  1932                                               of 1998); Vice Chairman, Xerox Corporation
                                                          (until 1989); Director, Reebok, Inc. (since
                                                          1994) and Inco Ltd.

---------------------------------------------------------------------------------------------------------------------
John A. Moore                Trustee       1996           President and Chief Executive Officer,          36
Born:  1939                                               Institute for Evaluating Health Risks,
                                                          (nonprofit institution) (until 2001);
                                                          Senior Scientist, Sciences International
                                                          (health research)(since 1998);
                                                          Principal, Hollyhouse (consulting)(since
                                                          2000); Director, CIIT(nonprofit
                                                          research) (since 2002).

---------------------------------------------------------------------------------------------------------------------
Patti McGill Peterson        Trustee       1995           Executive Director, Council for                 36
Born:  1943                                               International Exchange of Scholars (since
                                                          1998); Vice President, Institute of
                                                          International Education (since 1998);
                                                          Senior Fellow, Cornell Institute of
                                                          Public Affairs, Cornell University
                                                          (until 1997); President Emerita of
                                                          Wells College and St. Lawrence University;
                                                          Director, Niagara Mohawk Power
                                                          Corporation (electric utility).

---------------------------------------------------------------------------------------------------------------------
John W. Pratt                Trustee       1996           Professor of Business Administration Emeritus,     30
Born:  1931                                               Harvard University Graduate School of
                                                          Business Administration (as of 1998).
---------------------------------------------------------------------------------------------------------------------

(1) Business address for independent and interested Trustees and officers is 101 Huntington Avenue, Boston, Massachusetts 02119.
(2) Each Trustee serves until resignation, retirement age or until her or his successor is elected.
(3) Interested Trustee: holds positions with the Fund's investment adviser, underwriter, and or certain other affiliates.

--------------------------------------------------------------------------------------------------------------------
                                                                                                          Number of
                                                                                                          John
                                                                                                          Hancock
                             Position(s)   Trustee/       Principal Occupation(s) and other               Funds
Name, Address (1)            Held with     Officer        Directorships                                   Overseen by
And Age                      Fund          since(2)       During Past 5 Years                             Trustee
---------------------------------------------------------------------------------------------------------------------
Interested Trustees
---------------------------------------------------------------------------------------------------------------------
John M. DeCiccio (3)         Trustee       2001           Executive Vice President and Chief Investment   66
Born:  1948                                               Officer, John Hancock Financial Services,
                                                          Inc.; Director, Executive Vice President and
                                                          Chief Investment Officer, John Hancock Life
                                                          Insurance Company; Chairman of the Committee
                                                          of Finance of John Hancock Life Insurance
                                                          Company; Director, John Hancock Subsidiaries,
                                                          LLC, Hancock Natural Resource Group,
                                                          Independence Investment LLC, Independence
                                                          Fixed Income LLC, John Hancock Advisers, LLC
                                                          (the "Adviser") and The Berkeley Financial
                                                          Group, LLC ("The Berkeley Group"), John
                                                          Hancock Funds, LLC ("John Hancock Funds"),
                                                          Massachusetts Business Development
                                                          Corporation; Director, John Hancock Insurance
                                                          Agency, Inc. ("Insurance Agency, Inc.") (until
                                                          1999) and John Hancock Signature Services,
                                                          Inc. ("Signature Services") (until 1997).

---------------------------------------------------------------------------------------------------------------------
Maureen R. Ford (3)          Trustee,      2000           Executive Vice President, John Hancock           66
Born:  1955                  Chairman,                    Financial Services, Inc., John Hancock Life
                             President                    Insurance Company; Chairman, Director,
                             and Chief                    President and Chief Executive Officer, the
                             Executive                    Advisers and The Berkeley Group; Chairman,
                             Officer                      Director and Chief Executive Officer, John
                                                          Hancock Funds, Chairman, Director and
                                                          President, Insurance Agency, Inc.; Chairman,
                                                          Director and Chief Executive Officer,
                                                          Sovereign Asset Management Corporation
                                                          ("SAMCorp."); Director, Independence
                                                          Investment LLC, Independence Fixed Income LLC
                                                          and Signature Services; Senior Vice President,
                                                          MassMutual Insurance Co. (until 1999); Senior
                                                          Vice President, Connecticut Mutual Insurance
                                                          Co. (until 1996).
---------------------------------------------------------------------------------------------------------------------

(1) Business address for independent and interested Trustees and officers is 101 Huntington Avenue, Boston, Massachusetts 02119.
(2) Each Trustee serves until resignation, retirement age or until her or his successor is elected.
(3) Interested Trustee: holds positions with the Fund's investment adviser, underwriter, and or certain other affiliates.

--------------------------------------------------------------------------------------------------------------------
                                                                                                       Number of
                                                                                                       John
                                                                                                       Hancock
                            Position(s)    Trustee/       Principal Occupation(s) and other            Funds
Name, Address (1)           Held with      Officer        Directorships                                Overseen by
And Age                     Fund           since(2)       During Past 5 Years                          Trustee
---------------------------------------------------------------------------------------------------------------------
Principal Officers who
are not Trustees
---------------------------------------------------------------------------------------------------------------------
William L. Braman           Executive      2000           Executive Vice President and Chief
Born:  1953                 Vice                          Investment Officer, the Adviser and each
                            President                     of the John Hancock funds; Director,
                            and Chief                     SAMCorp., Executive Vice President and
                            Investment                    Chief Investment Officer, Baring Asset
                            Officer                       Management, London U.K. (until 2000).

---------------------------------------------------------------------------------------------------------------------
Richard A. Brown            Senior Vice    2000           Senior Vice President, Chief Financial
Born:  1949                 President                     Officer and Treasurer, the Adviser, John
                            and Chief                     Hancock Funds, and The Berkeley Group;
                            Financial                     Second Vice President and Senior Associate
                            Officer                       Controller, Corporate Tax Department, John
                                                          Hancock Financial Services, Inc. (until
                                                          2001).

---------------------------------------------------------------------------------------------------------------------
Thomas H. Connors           Vice           1992           Vice President and Compliance Officer, the
Born:  1959                 President                     Adviser and each of the John Hancock
                            and                           funds; Vice President, John Hancock Funds.
                            Compliance
                            Officer

---------------------------------------------------------------------------------------------------------------------
William H. King             Vice           1992           Vice President and Assistant Treasurer,
Born:  1952                 President                     the Adviser; Vice President and
                            and                           Treasurer of each of the John Hancock
                            Treasurer                     funds; Assistant Treasurer of each of
                                                          the John Hancock funds (until 2001).

---------------------------------------------------------------------------------------------------------------------
Susan S. Newton             Senior Vice    1986           Senior Vice President, Secretary and Chief
Born:  1950                 President,                    Legal Officer, SAMCorp., the Adviser and
                            Secretary                     each of the John Hancock funds, John
                            and Chief                     Hancock Funds and The Berkeley Group; Vice
                            Legal Officer                 President, Signature Services (until
                                                          2000), Director, Senior Vice President and
                                                          Secretary, NM Capital.
---------------------------------------------------------------------------------------------------------------------

(1) Business address for independent and interested Trustees and officers is 101 Huntington Avenue, Boston, Massachusetts 02119.
(2) Each Trustee serves until resignation, retirement age or until her or his successor is elected.
(3) Interested Trustee: holds positions with the Fund's investment adviser, underwriter, and or certain other affiliates.

The Fund's Board of Trustees currently has five standing Committees: the Audit Committee, the Administration Committee, the Contracts/Operations Committee, the Investment Performance Committee and the Coordinating Committee. Each Committee is comprised of Independent Trustees who are not "interested persons". The Audit Committee members are Messrs. Moore, Farrell and Ms. Fosler. The Audit Committee recommends to the full board auditors for the Fund, monitors and oversees the audits of the Fund, communicates with both independent auditors and internal auditors on a regular basis and provides a forum for the auditors to report and discuss any matters they deem appropriate at any time. The Audit Committee held four meetings during the fiscal year ended December 31, 2001.

The Administration Committee's members are all of the Independent Trustees of the Fund. The Administration Committee reviews the activities of the other four standing committees and makes the final selection and nomination of candidates to serve as Independent Trustees. The Administration Committee will consider nominees recommended by shareholders to serve as Independent Trustees, provided that shareholders submit recommendations in compliance with all of the pertinent provisions of Rule 14a-8 under the Securities Exchange Act of 1934. The Administration Committee also works with all Trustees on the selection and election of officers of the Fund. The Administration Committee held four meetings during the fiscal year ended December 31, 2001.

The Contracts/Operations Committee members are Messrs. Chapman, Cosgrove and Pratt. The Contracts/Operations Committee oversees the initiation, operation, and renewal of contracts between the Fund and other entities. These contracts include advisory and subadvisory agreements, custodial and transfer agency agreements and arrangements with other service providers. The Contracts/Operations Committee held five meetings during the fiscal year ended December 31, 2001.

The Investment Performance Committee consists of Messrs. Aronowitz, Glavin and Ms. Peterson. The Investment Performance Committee monitors and analyzes the performance of the Fund generally, consults with the adviser as necessary if the Fund requires special attention, and reviews peer groups and other comparative standards as necessary. The Investment Performance Committee held four meetings during the fiscal year ended October 31, 2001.

The Coordinating Committee members are the chairpersons of the other four standing committees. The Coordinating Committee assures consistency of action among committees, reviews Trustee compensation, evaluates Trustee performance and considers committee membership rotations as well as relevant corporate governance issues.

The following table provides a dollar range indicating each Trustee's ownership of equity securities of the Fund, as well as aggregate holdings of shares of equity securities of all John Hancock Funds overseen by the Trustee, as of December 31, 2001.

-------------------------------------------------------------------------------------------------
                                                               Aggregate Dollar Range of
                               Dollar Range of Fund Shares     holdings in John Hancock funds
Name of Trustee                Owned by Trustee                overseen by Trustee
-------------------------------------------------------------------------------------------------
Independent Trustees
-------------------------------------------------------------------------------------------------
Dennis S. Aronowitz            $1-$10,000                      $50,001-$100,000
-------------------------------------------------------------------------------------------------
Richard P. Chapman, Jr.        $1-$10,000                      Over $100,000
-------------------------------------------------------------------------------------------------
William J. Cosgrove            $1-$10,000                      Over $100,000
-------------------------------------------------------------------------------------------------
Richard A. Farrell             $1-$10,000                      Over $100,000
-------------------------------------------------------------------------------------------------
Gail D. Fosler                 $1-$10,000                      $10,001-$50,000
-------------------------------------------------------------------------------------------------
William F. Glavin              None                            $10,001-$50,000
-------------------------------------------------------------------------------------------------
Dr. John A. Moore              $10,001-$50,000                 Over $100,000
-------------------------------------------------------------------------------------------------
Patti McGill Peterson          $10,001-$50,000                 Over $100,000
-------------------------------------------------------------------------------------------------
John W. Pratt                  $10,000-$50,000                 Over $100,000

-------------------------------------------------------------------------------------------------
Interested Trustees
-------------------------------------------------------------------------------------------------
John M. DeCiccio               $50,000-$100,000                Over $100,000
-------------------------------------------------------------------------------------------------
Maureen R. Ford                $1-$10,000                      Over $100,000
-------------------------------------------------------------------------------------------------

The following table provides information regarding the compensation paid by the Fund and the other investment companies in the John Hancock Fund Complex to the Independent Trustees for their services. Mr. DeCiccio and Ms. Ford, each a non-Independent Trustee, and each of the officers of the Fund who are interested persons of the Adviser, are compensated by the Adviser and/or affiliates and receive no compensation from the Fund for their services.

                             Aggregate               Total Compensation From the
                             Compensation            Fund and John Hancock Fund
Independent Trustees         From the Fund(1)        Complex to Trustees(2)
--------------------         ----------------        ----------------------

Dennis S. Aronowitz              $ 5,198                     $ 75,000
Richard P. Chapman, Jr+            5,394                       78,100
William J. Cosgrove+               5,009                       72,000
Leland O. Erdahl*                  1,275                       18,000
Richard A. Farrell                 5,009                       72,000
Gail D. Fosler                     5,198                       75,000
William F. Glavin+                 5,010                       72,000
Dr. John A. Moore+                 5,205                       75,100
Patti McGill Peterson              5,009                       72,000
John W. Pratt                      5,009                       72,000
                                 -------                     --------
Total                            $47,316                     $681,200
                                 -------

(1) Compensation is for the current fiscal year ending October 31, 2001.

(2) Total compensation paid by the John Hancock Funds Complex to the Independent Trustees is as of December 31, 2001. As of this date, there were sixty-six funds in the John Hancock Fund Complex, with Mr. Moore and Ms. Peterson serving on thirty-six funds and each other Independent Trustees serving on thirty funds.

(+) As of December 31, 2001, the value of the aggregate accrued deferred compensation amount from all funds in the John Hancock Funds Complex for Mr. Chapman was $71,309, Mr. Cosgrove was $207,842, Mr. Glavin was $280,472 and for Dr. Moore was $238,982 under the John Hancock Group of Funds Deferred Compensation Plan for Independent Trustees (the "Plan").

+ As of February 28, 2001, Mr. Erdahl resigned as Trustee of the Complex.

All of the officers listed are officers or employees of the Adviser or Affiliated Companies. Some of the Trustees and officers may also be officers or Trustees of one or more of the other funds for which the Adviser serves as investment adviser.


The officers and Trustees of the Fund as a group beneficially owned less than 1% of the outstanding shares of the Fund and no shareholders of record beneficially owned 5% or more of the outstanding Class I shares of the Fund.

INVESTMENT ADVISORY AND OTHER SERVICES

The Adviser, located at 101 Huntington Avenue, Boston, Massachusetts 02199-7603, was organized in 1968 and has approximately $30 billion in assets under management in its capacity as investment adviser to the Fund and the other funds in the John Hancock group of funds as well as retail and institutional privately managed accounts. The Adviser is an affiliate of the Life Company, one of the most recognized and respected financial institutions in the nation. With total assets under management of more than $100 billion, the Life Company is one of the ten largest life insurance companies in the United States, and carries a high rating from Standard & Poor's and A. M. Best. Founded in 1862, the Life Company has been serving clients for over 130 years.

The Sub-Adviser, Independence (formerly Independence Investment Associates, Inc.), located at 53 State Street, Boston, Massachusetts 02109, was organized in 1982 and currently manages over $38 billion in assets for primarily institutional clients. The Sub-Adviser is a wholly-owned indirect subsidiary of the Life Company.

The Fund has entered into an investment management contract with the Adviser (the "Advisory Agreement") which was approved by the Fund's shareholders. Pursuant to the Advisory Agreement, the Adviser, in conjunction with the Sub-Adviser will: (a) furnish continuously an investment program for the Fund and determine, subject to the overall supervision and review of the Trustees, which investments should be purchased, held, sold or exchanged and (b) provide supervision over all aspects of the Fund's operations except those which are delegated to a custodian, transfer agent or other agent.

The Adviser has entered into a Sub-Advisory Agreement with the Sub-Adviser under which the Sub-Adviser, subject to the review of the Trustees and the overall supervision of the Adviser, is responsible for managing the investment operations of the Fund and the composition of the Fund's portfolio and furnishing the Fund with advice and recommendations with respect to investments, investment policies and the purchase and sale of securities.

The Fund bears all costs of its organization and operation, including but not limited to expenses of preparing, printing and mailing all shareholders' reports, notices, prospectuses, proxy statements and reports to regulatory agencies; expenses relating to the issuance, registration and qualification of shares; government fees; interest charges; expenses of furnishing to shareholders their account statements; taxes; expenses of redeeming shares; brokerage and other expenses connected with the execution of portfolio securities transactions; expenses pursuant to the Fund's plan of distribution; fees and expenses of custodians including those for keeping books and accounts maintaining a committed line of credit and calculating the net asset value of shares; fees and expenses of transfer agents and dividend disbursing agents; legal, accounting, financial, management, tax and auditing fees and expenses of the Fund (including an allocable portion of the cost of the Adviser's employees rendering such services to the Fund; the compensation and expenses of Trustees who are not otherwise affiliated with the Trust, the Adviser or any of their affiliates; expenses of Trustees' and shareholders' meetings; trade association memberships; insurance premiums; and any extraordinary expenses.

As compensation for its services under the Advisory Agreement, the Fund pays the Adviser monthly a fee based on a stated percentage of the average of the daily net assets of the Fund as follows:

      Average Daily Net Assets                        Annual Rate
      ------------------------                        -----------

      First $750,000,000                              0.75%
      Amount over $750,000,000                        0.70%

From time to time, the Adviser may reduce its fee or make other arrangements to limit the Fund's expenses to a specified percentage of average daily net assets. The Adviser retains the right to reimpose a fee and recover any other payments to the extent that, at the end of any fiscal year, the Fund's annual expenses fall below this limit.

Securities held by the Fund may also be held by other funds or investment advisory clients for which the Adviser, the Sub-Adviser or their respective affiliates provide investment advice. Because of different investment objectives or other factors, a particular security may be bought for one or more funds or clients when one or more are selling the same security. If opportunities for purchase or sale of securities by the Adviser or Sub-Adviser for the Fund or for other funds or clients for which the Adviser or Sub-Adviser renders investment advice arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds or clients in a manner deemed equitable to all of them. To the extent that transactions on behalf of more than one client of the Adviser, the Sub-Adviser or their respective affiliates may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

Pursuant to the Advisory Agreement and Sub-Advisory Agreement, the Adviser and Sub-Adviser are not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which their respective Agreements relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser or Sub-Adviser in the performance of their duties or from their reckless disregard of the obligations and duties under the applicable Agreements.

Under the Advisory Agreement, the Fund may use the name "John Hancock" or any name derived from or similar to it only for so long as the Advisory Agreement or any extension, renewal or amendment thereof remains in effect. If the Advisory Agreement is no longer in effect, the Fund (to the extent that it lawfully can) will cease to use such name or any other name indicating that it is advised by or otherwise connected with the Adviser. In addition, the Adviser or the Life Company may grant the nonexclusive right to use the name "John Hancock" or any similar name to any other corporation or entity, including but not limited to any investment company of which the Life Company or any subsidiary or affiliate thereof or any successor to the business of any subsidiary or affiliate thereof shall be the investment adviser.

Under the Sub-Advisory Agreement, the Fund may use the name "Independence" or any name derived from or similar to it only for so long as the Sub-Advisory Agreement or any extension, renewal or amendment thereof remains in effect. If the Sub-Advisory Agreement is no longer in effect, the Fund (to the extent that it lawfully can) will cease to use such name or any other name indicating that it is advised by or otherwise connected with the Sub-Adviser. In addition, the Sub-Adviser or the Life Company may grant the nonexclusive right to use the name "Independence" or any similar name to any other corporation or entity, including but not limited to any investment company of which the Sub-Adviser or any subsidiary or affiliate thereof or any successor to the business of any subsidiary or affiliate thereof shall be the investment adviser.


The Fund's Board of Trustees is responsible for overseeing the performance of the Fund's investment Adviser and Sub-adviser and determining whether to approve and renew the Fund's Advisory Agreement and Sub-Advisory Agreement. The Board has a standing request that the Adviser provide the Board with certain information the Board has deemed important to evaluating the short- and long-term performance of the Adviser and Sub-Adviser. This information includes periodic performance analysis and status reports from the Adviser and quarterly Portfolio and Investment Performance Reports. The Fund's portfolio managers meet with the Board from time to time to discuss the management and performance of the Fund and respond to the Board's questions concerning the performance of the Adviser. When the Board considers whether to renew an investment advisory contract, the Board takes into account numerous factors, including: (1) the nature, extent and quality of the services provided by the Adviser and Sub-adviser; (2) the investment performance of the Fund; (3) the fair market value of the services provided by the Adviser and Sub-Adviser; (4) a comparative analysis of expense ratios of, and advisory fees paid by, similar funds; (5) the extent to which the Adviser has realized or will realize economies of scale as the Fund grows; (6) other sources of revenue to the Adviser or its affiliates from its relationship with the Fund and intangible or "fall-out" benefits that accrue to the adviser and its affiliates, if relevant; and (7) the Adviser's control of the operating expenses of the fund, such as transaction costs, including ways in which portfolio transactions for the fund are conducted and brokers are selected.

The primary factors underlying the Board's decision to renew the Fund's Advisory Agreement and Sub-Advisory Agreement were as follows:

o The Board determined that the performance results of the Fund and the Adviser and Sub-Adviser's responsive actions were reasonable, as compared with relevant performance standards, including the performance results of comparable large-cap core funds derived from data provided by Lipper Inc. and appropriate market indexes.

o The Board decided that the advisory fee paid by the Fund was reasonable based on the average advisory fee for comparable funds. The Board also took into account the nature of the fee arrangements which include breakpoints that will adjust the fee downward as the size of the Fund's portfolio increases.

o The Board evaluated the Adviser and Sub-Adviser's investment staff and portfolio management process, and reviewed the composition and overall performance of the Fund's portfolio on both a short-term and long-term basis. The Board considered whether the Fund should obtain alternative portfolio management services and concluded that, under all the circumstances and based on its informed business judgement, the most appropriate course of action in the best interest of the Fund's shareholders was to renew the agreements with the Adviser and Sub-Adviser.


The continuation of the Advisory Agreement was approved by all Trustees. The Advisory Agreement and Sub-Advisory Agreement discussed below, will continue in effect from year to year, provided that its continuance is approved annually both by (i) by the holders of a majority of the outstanding voting securities of the Trust or by the Trustees, and (ii) by a majority of the Trustees who are not parties to the Agreement or "interested persons" of any such parties. Both agreements may be terminated on 60 days written notice by any party or by a vote of a majority of the outstanding voting securities of the Fund and will terminate automatically if it is assigned. The Sub-Advisory Agreement terminates automatically upon the termination of the Advisory Agreement.

As provided in the Sub-Advisory Agreement, the Adviser (not the Fund) pays the Sub-Adviser a quarterly subadvisory fee at the annual rate of 55% of the management fee paid by the Fund to the Adviser for the preceding three months.


For the fiscal years ended December 31, 1999, 2000 and 2001, the Adviser received fees of $6,706,432, $7,228,394 and $5,665,542, respectively.

Accounting and Legal Services Agreement. The Trust, on behalf of the Fund, is a party to an Accounting and Legal Services Agreement with the Adviser. Pursuant to this agreement, the Adviser provides the Fund with certain tax, accounting and legal services. For the fiscal years ended December 31, 1999, 2000 and 2001, the Fund paid the Adviser $163,633, $183,911 and $153,343 for services under this Agreement.


Personnel of the Adviser, and its affiliates may trade securities for their personal accounts. The Fund also may hold, or may be buying or selling, the same securities. To prevent the Fund from being disadvantaged, the adviser(s), principal underwriter and the Fund have adopted a code of ethics which restricts the trading activity of those personnel.

DISTRIBUTION CONTRACTS

The Fund has a Distribution Agreement with John Hancock Funds. Under the Agreement, John Hancock Funds is obligated to use its best efforts to sell shares of the Fund. Shares of the Fund are also sold by selected broker-dealers (the "Selling Brokers") which have entered into selling agency agreements with John Hancock Funds. These Selling Brokers are authorized to designate other intermediaries to receive purchase and redemption orders on behalf of the Fund. John Hancock Funds accepts orders for the purchase of the shares of the Funds which are continually offered at net asset value next determined.

SALES COMPENSATION

As part of their business strategies, John Hancock Funds, may pay compensation to financial services firms that sell the Fund's shares. These firms pass along a portion of this compensation to your broker or financial representative.

John Hancock Funds may make a one-time payment at the time of initial purchase out of its own resources to a Selling Broker who sells shares of the Fund. This payment may not exceed 0.15% of the amount invested.

In addition, from time to time, John Hancock Funds, at its expense, may provide significant additional compensation to financial services firms in connection with their promotion of the Fund and sale of shares of the Fund. Such compensation provided by John Hancock Funds may include, for example, financial assistance to financial services firms in connection with their marketing and sales development programs for their registered representatives and other employees, as well as payment for travel expenses, including lodging, incurred by registered representatives and other employees for such marketing and sales development programs, as well as assistance for seminars for the public, advertising and sales campaigns regarding one or more Funds, and other financial services firms-sponsored events or activities. From time to time, John Hancock Funds may provide expense reimbursements for special training of a financial services firm's registered representatives and other employees in group meetings. Other compensation, such as asset retention fees, finder's fees and reimbursement for wire transfer fees, may be offered to the extent not prohibited by law or any self-regulatory agency, such as the NASD.


NET ASSET VALUE

For purposes of calculating the net asset value ("NAV") of the Fund's shares, the following procedures are utilized wherever applicable.

Debt investment securities are valued on the basis of valuations furnished by a principal market maker or a pricing service, both of which generally utilize electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities without exclusive reliance upon quoted prices.

Equity securities traded on a principal exchange or NASDAQ National Market Issues are generally valued at last sale price on the day of valuation. Securities in the aforementioned category for which no sales are reported and other securities traded over-the-counter are generally valued at the last available bid price.

Short-term debt investments which have a remaining maturity of 60 days or less are generally valued at amortized cost which approximates market value. If market quotations are not readily available or if in the opinion of the Adviser any quotation or price is not representative of true market value, the fair value of the security may be determined in good faith in accordance with procedures approved by the Trustees.

Foreign securities are valued on the basis of quotations from the primary market in which they are traded. Any assets or liabilities expressed in terms of foreign currencies are translated into U.S. dollars by the custodian bank based on London currency exchange quotations as of 5:00 p.m., London time (12:00 noon, New York time) on the date of any determination of the Fund's NAV. If quotations are not readily available, or the value has been materially affected by the events occurring after the closing of a foreign market, assets are valued by a method that the Trustees believe accurately reflects fair value.

The NAV of each Fund and class is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4:00 p.m. Eastern
Time) by dividing the a class's net assets by the number of it shares outstanding. On any day an international market is closed and the New York Stock Exchange is open, any foreign securities will be valued at the prior day's close with the current day's exchange rate. Trading of foreign securities may take place on Saturdays and U.S. business holidays on which the Fund's NAV is not calculated. Consequently, the Fund's portfolio securities may trade and the NAV of the Fund's redeemable securities may be significantly affected on days when a shareholder has no access to the Fund.

SPECIAL REDEMPTIONS

Although it would not normally do so, the Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities as prescribed by the Trustees. When the shareholder sells portfolio securities received in this fashion, the shareholder will incur a brokerage charge. Any such securities would be valued for the purposes of making such payment at the same value as used in determining net asset value. The Fund has elected to be governed by Rule 18f-1 under the Investment Company Act. Under that rule, the Fund must redeem its shares for cash except to the extent that the redemption payments to any shareholder during any 90-day period would exceed the lesser of $250,000 or 1% of the Fund's net asset value at the beginning of such period.

ADDITIONAL SERVICES AND PROGRAMS

Exchange Privilege. The Fund permits exchanges of shares of any class of a fund for shares of the same class in any other John Hancock fund offering that class.

The Fund reserves the right to require that previously exchanged shares (and reinvested dividends) be in the Fund for 90 days before a shareholder is permitted a new exchange.

The Fund may refuse any exchange order. The Fund may change or cancel its exchange policies at any time, upon 60 days' notice to its shareholders.

An exchange of shares is treated as a redemption of shares of one fund and the purchase of shares of another for Federal Income Tax purposes. An exchange may result in a taxable gain or loss. See "TAX STATUS".

PURCHASES AND REDEMPTIONS THROUGH THIRD PARTIES

Shares of the Fund may be purchased or redeemed through certain broker-dealers or Service Agents ("Brokers"). Brokers may charge for their services or place limitations on the extent to which you may use the services of the Fund. The Fund will be deemed to have received a purchase or redemption order when an authorized broker, or if applicable, a broker's authorized designee, receives the order. If a broker is an agent or designee of the Fund, orders are processed at the NAV next calculated after the broker receives the order. The broker must segregate any orders it receives after the close of regular trading on the New York Stock Exchange and transmit those orders to the Fund for execution at NAV next determined. Some brokers that maintain nominee accounts with the Fund for their clients charge an annual fee on the average net assets held in such accounts for accounting, servicing, and distribution services they provide with respect to the underlying Fund shares. The Adviser, the Fund, and/or John Hancock Funds, Inc. (the Fund's principal distributor), share in the expense of these fees.

DESCRIPTION OF THE FUND'S SHARES

The Trustees of the Trust are responsible for the management and supervision of the Fund. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of the Fund without par value. Under the Declaration of Trust, the Trustees have the authority to create and classify shares of beneficial interest in separate series and classes without further action by shareholders. As of the date of this Statement of Additional Information, the Trustees have authorized shares of the Fund. Additional series may be added in the future. The Trustees have also authorized the issuance of four classes of shares of the Fund, designated as Class A, Class B, Class C and Class I. Class A, class B and Class C shares are discussed in a separate Statement of Additional Information.

The shares of each class of the Fund represent an equal proportionate interest in the aggregate net assets attributable to that class of the Fund. Holders of each Class of shares have certain exclusive voting rights on matters relating to their respective distribution plans. The different classes of the Fund may bear different expenses relating to the cost of holding shareholder meetings necessitated by the exclusive voting rights of any class of shares.

Dividends paid by the Fund, if any, with respect to each class of shares will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except for differences resulting from the facts that (i) the distribution and service fees relating to each class will be borne exclusively by that class, (ii) Class B and Class C shares will pay higher distribution and service fees than Class A shares and (iii) each class of shares will bear any class expenses properly allocable to that class of shares, subject to the conditions the Internal Revenue Service imposes with respect to the multiple-class structures. Similarly, the net asset value per share may vary depending on which class of shares are purchased. No interest will be paid on uncashed dividend or redemption checks.

In the event of liquidation, shareholders of each class are entitled to share pro rata in the net assets of the Fund available for distribution to these shareholders. Shares entitle their holders to one vote per share, are freely transferable and have no preemptive, subscription or conversion rights. When issued, shares are fully paid and non-assessable, except as set forth below.

Unless otherwise required by the Investment Company Act or the Declaration of Trust, the Fund has no intention of holding annual meetings of shareholders. Fund shareholders may remove a Trustee by the affirmative vote of at least two-thirds of the Trust's outstanding shares and the Trustees shall promptly call a meeting for such purpose when requested to do so in writing by the record holders of not less than 10% of the outstanding shares of the Trust. Shareholders may, under certain circumstances, communicate with other shareholders in connection with requesting a special meeting of shareholders. However, at any time that less than a majority of the Trustees holding office were elected by the shareholders, the Trustees will call a special meeting of shareholders for the purpose of electing Trustees.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for acts or obligations of the Trust. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts, obligations or affairs of the Fund. The Declaration of Trust also provides for indemnification out of the Fund's assets for all losses and expenses of any shareholder held personally liable by reason of being or having been a shareholder. The Declaration of Trust also provides that no series of the Trust shall be liable for the liabilities of any other series. Furthermore, no fund included in this Fund's prospectus shall be liable for the liabilities of any other John Hancock fund. Liability is therefore limited to circumstances in which the Fund itself would be unable to meet its obligations, and the possibility of this occurrence is remote.

The Fund reserves the right to reject any application which conflicts with the Fund's internal policies or the policies of any regulatory authority. John Hancock Funds does not accept starter, credit card or third party checks. All checks returned by the post office as undeliverable will be reinvested at net asset value in the fund or funds from which a redemption was made or dividend paid. Information provided on the account application may be used by the Fund to verify the accuracy of the information or for background or financial history purposes. A joint account will be administered as a joint tenancy with right of survivorship, unless the joint owners notify Signature Services of a different intent. A shareholder's account is governed by the laws of The Commonwealth of Massachusetts. For telephone transactions, the transfer agent will take measures to verify the identity of the caller, such as asking for name, account number, Social Security or other taxpayer ID number and other relevant information. If appropriate measures are taken, the transfer agent is not responsible for any loss that may occur to any account due to an unauthorized telephone call. Also for your protection telephone transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.

Selling activities for the Fund may not take place outside the U.S. except with U.S. military bases, APO addresses and U.S. diplomats. Brokers of record on Non-U.S. investors' accounts with foreign mailing addresses are required to certify that all sales activities have occurred, and in the future will occur, only in the U.S. A foreign corporation may purchase shares of the Fund only if it has a U.S. mailing address.

TAX STATUS

The Fund is treated as a separate entity for accounting and tax purposes, has qualified and elected to be treated as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and intends to continue to qualify for each taxable year. As such and by complying with the applicable provisions of the Code regarding the sources of its income, the timing of its distributions and the diversification of its assets, the Fund will not be subject to Federal income tax on its taxable income (including net realized capital gains) which is distributed to shareholders in accordance with the timing requirements of the Code.

The Fund will be subject to a 4% nondeductible Federal excise tax on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with annual minimum distribution requirements. The Fund intends under normal circumstances to seek to avoid or minimize liability for this tax by satisfying such distribution requirements.

Distributions from the Fund's current or accumulated earnings and profits ("E&P") will be taxable under the Code for investors who are subject to tax. If these distributions are paid from the Fund's "investment company taxable income," they will be taxable as ordinary income; and if they are paid from the Fund's "net capital gain," they will be taxable as long-term capital gain. (Net capital gain is the excess (if any) of net long-term capital gain over net short-term capital loss, and investment company taxable income is all taxable income and capital gains, other than those gains and losses included in computing net capital gain, after reduction by deductible expenses.). Some distributions may be paid in January but may be taxable to shareholders as if they had been received on December 31 of the previous year. The tax treatment described above will apply without regard to whether distributions are received in cash or reinvested in additional shares of the Fund.

Distributions, if any, in excess of E&P will constitute a return of capital under the Code, which will first reduce an investor's federal tax basis in Fund shares and then, to the extent such basis is exceeded, will generally give rise to capital gains. Shareholders who have chosen automatic reinvestment of their distributions will have a federal tax basis in each share received pursuant to such a reinvestment equal to the amount of cash they would have received had they elected to receive the distribution in cash, divided by the number of shares received in the reinvestment.

If the Fund invests in stock (including an option to acquire stock such as is inherent in a convertible bond) of certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gain) or hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), the Fund could be subject to Federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. An election may be available to ameliorate these adverse tax consequences, but could require the Fund to recognize taxable income or gain without the concurrent receipt of cash. These investments could also result in the treatment of associated capital gains as ordinary income. The Fund may limit and/or manage its holdings in passive foreign investment companies to minimize its tax liability or maximize its return from these investments.

The Fund may be subject to withholding and other taxes imposed by foreign countries with respect to its investments in foreign securities. Some tax conventions between certain countries and the United States may reduce or eliminate such taxes. The Fund does not expect to qualify to pass such taxes through to its shareholders, who consequently will not take such taxes into account on their own tax returns. However, the Fund will deduct such taxes in determining the amount it has available for distribution to shareholders.

The amount of the Fund's net realized capital gains, if any, in any given year will vary depending upon the Adviser's current investment strategy and whether the Adviser believes it to be in the best interest of the Fund to dispose of portfolio securities and /or engage in options, futures or forward transactions will generate capital gains. At the time of an investor's purchase of shares of the Fund, a portion of the purchase price is often attributed to realized or unrealized appreciation in the Fund's portfolio or undistributed taxable income of the Fund. Consequently, subsequent distributions from such appreciation or income may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares, and the distributions (or portions thereof) in reality represent a return of a portion of the purchase price.

Upon a redemption or other disposition of shares (including by exercise of the exchange privilege) in a transaction that is treated as a sale for tax purposes, a shareholder will ordinarily realize a taxable gain or loss depending upon the amount of the proceeds and the investor's basis in his shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands and will be long-term or short-term, depending upon the shareholder's tax holding period for the shares and subject to the special rules described below. A sales charge paid in purchasing shares of the Fund cannot be taken into account for purposes of determining gain or loss on the redemption or exchange of such shares within 90 days after their purchase to the extent shares of the Fund or another John Hancock fund are subsequently acquired without payment of a sales charge pursuant to the reinvestment or exchange privilege. This disregarded charge will result in an increase in the shareholder's tax basis in the shares subsequently acquired. Also, any loss realized on a redemption or exchange may be disallowed to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to an election to reinvest dividends in additional shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized upon the redemption of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares. Shareholders should consult their own tax advisers regarding their particular circumstances to determine whether a disposition of Fund shares is properly treated as a sale for tax purposes, as is assumed in the foregoing discussion.

Although its present intention is to distribute, at least annually, all net capital gain, if any, the Fund reserves the right to retain and reinvest all or any portion of the excess, as computed for Federal income tax purposes, of net long-term capital gain over net short-term capital loss in any year. The Fund will not in any event distribute net long-term capital gains realized in any year to the extent that a capital loss is carried forward from prior years against such gain. To the extent such excess was retained and not exhausted by the carryforward of prior years' capital losses, it would be subject to Federal income tax in the hands of the Fund. Upon proper designation of this amount by the Fund, each shareholder would be treated for Federal income tax purposes as if the Fund had distributed to him on the last day of its taxable year his pro rata share of such excess, and he had paid his pro rata share of the taxes paid by the Fund and reinvested the remainder in the Fund. Accordingly, each shareholder would (a) include his pro rata share of such excess as long-term capital gain income in his tax return for his taxable year in which the last day of the Fund's taxable year falls, (b) be entitled either to a tax credit on his return for, or to a refund of, his pro rata share of the taxes paid by the Fund, and (c) be entitled to increase the adjusted tax basis for his shares in the Fund by the difference between his pro rata share of such excess and his pro rata share of such taxes.


For Federal income tax purposes, the Fund is permitted to carry forward a net capital loss in any year to offset net capital gains, if any, during the eight years following the year of the loss. To the extent subsequent net capital gains are offset by such losses, they would not result in Federal income tax liability to the Fund and, as noted above, would not be distributed as such to shareholders. The Fund has a $98,885,432 capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. The entire Fund's carryforward expires on December 31, 2009.


For purposes of the dividends-received deduction available to corporations, dividends received by the Fund, if any, from U.S. domestic corporations in respect of the stock of such corporations held by the Fund, for U.S. Federal income tax purposes, for at least 46 days (91 days in the case of certain preferred stock) during a prescribed period extending before and after each dividend and distributed and properly designated by the Fund may be treated as qualifying dividends. Corporate shareholders must meet the holding period requirements stated above with respect to their shares of the Fund for each dividend in order to qualify for the deduction and, if they have any debt that is deemed under the Code directly attributable to Fund shares, may be denied a portion of the dividends received deduction. The entire qualifying dividend, including the otherwise-deductible amount, will be included in determining the excess (if any) of a corporate shareholder's adjusted current earnings over its alternative minimum taxable income, which may increase its alternative minimum tax liability. Additionally, any corporate shareholder should consult its tax adviser regarding the possibility that its basis in its shares may be reduced, for Federal income tax purposes, by reason of "extraordinary dividends" received with respect to the shares and, to the extent such basis would be reduced below zero, that current recognition of income would be required.

The Fund is required to accrue income on any debt securities that have more than a de minimis amount of original issue discount (or debt securities acquired at a market discount, if the Fund elects to include market discount in income currently) prior to the receipt of the corresponding cash payment. The mark to market or constructive sale rules applicable to certain options, futures, forwards, short sales or other transactions and forward contracts may also require the

Fund to recognize income or gain without a concurrent receipt of cash. Additionally, some countries restrict repatriation which may make it difficult or impossible for the Fund to obtain cash corresponding to its earnings or assets in those countries. However, the Fund must distribute to shareholders for each taxable year substantially all of its net income and net capital gains, including such income or gain, to qualify as a regulated investment company and avoid liability for any federal income or excise tax. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy these distribution requirements.

A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent (if any) the Fund's distributions are derived from interest on (or, in the case of intangible property taxes, the value of its assets is attributable to) certain U.S. Government obligations, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. The Fund will not seek to satisfy any threshold or reporting requirements that may apply in particular taxing jurisdictions, although the Fund may in its sole discretion provide relevant information to shareholders.

The Fund will be required to report to the Internal Revenue Service (the "IRS") all taxable distributions to shareholders, as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt recipients, i.e., corporations and certain other investors distributions to which are exempt from the information reporting provisions of the Code. Under the backup withholding provisions of Code Section 3406 and applicable Treasury regulations, all such reportable distributions and proceeds may be subject to backup withholding of federal income tax in the case of non-exempt shareholders who fail to furnish the Fund with their correct taxpayer identification number and certain certifications required by the IRS or if the IRS or a broker notifies the Fund that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding as a result of failure to report interest or dividend income. A Fund may refuse to accept an application that does not contain any required taxpayer identification number or certification that the number provided is correct. If the backup withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Any amounts withheld may be credited against a shareholder's U.S. federal income tax liability. Investors should consult their tax advisers about the applicability of the backup withholding provisions.

Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

The foregoing discussion relates solely to U.S. Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts or estates) subject to tax under such law. The discussion does not address special tax rules applicable to certain types of investors, such as tax-exempt entities, insurance companies and financial institutions. Dividends, capital gain distributions and ownership of or gains realized on the redemption (including an exchange) of shares of the Fund may also be subject to state and local taxes. Shareholders should consult their own tax advisers as to the Federal, state or local tax consequences of ownership of shares of, and receipt of distributions from, the Fund in their particular circumstances.

Non-U.S. investors not engaged in a U.S. trade or business with which their Fund investment is effectively connected will be subject to U.S. Federal income tax treatment that is different from that described above. These investors may be subject to non- resident alien withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty) on amounts treated as ordinary dividends from the Fund and, unless an effective IRS Form W-8, Form W-8BEN or authorized withholding certificate is on file and to backup withholding on certain other payments from the Fund. Non-U.S. investors should consult their tax advisers regarding such treatment and the application of foreign taxes to an investment in the Fund.

The Fund is not subject to Massachusetts corporate excise or franchise taxes. The Fund anticipates that provided that the Fund qualifies as a regulated investment company under the Code, it will also not be required to pay any Massachusetts income tax.

CALCULATION OF PERFORMANCE

Because Class I shares are new, there is no performance to report. Class A performance is currently disclosed in the Fund's prospectus for Class I shares.


As of December 31, 2001, the average annual total returns before taxes for Class A shares of the Fund for the one, five year and ten year periods were -15.32%, 7.88% and 11.65%.


The average annual total return before taxes is computed by finding the average annual compounded rate of return over the 1-year, 5-year and 10-year periods, or the period since the commencement of operations, that would equate the initial amount invested to the ending redeemable value according to the following formula:

P(1+T)^n = ERV

Where:
      P=    a hypothetical initial payment of $1,000.
      T=    average annual total return.
      n=    number of years.
    ERV=    ending redeemable value of a hypothetical $1,000 payment
            made at the beginning of the 1-year, 5-year or 10-year periods (or fractional portion).

The Fund discloses average annual total returns after taxes for Class A shares for the one, fiveand 10 year periods ended December 31, 2001 in the prospectus. After tax returns are computed using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

The average annual total return (after taxes on distributions) is computed by finding the average annual compounded rate of return over the 1-year, 5-year and 10-year periods, or the period since the commencement of operations, that would equate the initial amount invested to the ending redeemable value according to the following formula:

P(1+T)^n = ATV(D)

Where:
      P=    a hypothetical initial payment of $1,000.
      T=    average annual total return (after tax distributions).

      n=    number of years.
 ATV(D)=    ending redeemable value of a hypothetical $1,000 payment
            made at the beginning of the 1-year, 5-year or 10-year periods (or fractional portion) after taxes on fund distributions but not after taxes on redemption.

The average annual total return (after taxes on distributions and redemption) is computed by finding the average annual compounded rate of return over the 1-year, 5-year, and 10-year periods, or the period since the commencement of operations, that would equate the initial amount invested to the ending redeemable value according to the following formula:

P(1+T)^n = ATV(DR)

Where:
      P=    a hypothetical initial payment of $1,000.
      T=    average annual total return (after taxes distributions and redemption).
      n=    number of years.
ATV(DR)=    ending value of a hypothetical $1,000 payment made at the
            beginning of the 1-year, 5-year or 10-year periods (or fractional portion), after taxes on fund distributions and redemption.

Because each class has its own sales charge and fee structure, the classes have different performance results. In the case of each class, these calculations assume the maximum sales charge is included in the initial investment or the CDSC is applied at the end of the period. These calculations assume that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period. The "distribution rate" is determined by annualizing the result of dividing the declared dividends of the Fund during the period stated by the maximum offering price or net asset value at the end of the period. Excluding the Fund's sales charge from the distribution rate produces a higher rate.

In addition to average annual total returns, the Fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, and/or a series of redemptions, over any time period. Total returns may be quoted with or without taking the Fund's sales charge on Class A shares into account. Excluding the Fund's sales charge on Class A shares from a total return calculation produces a higher total return figure.

The Fund may advertise yield, where appropriate. The Fund's yield is computed by dividing net investment income per share determined for a 30-day period by the maximum offering price per share (which includes the full sales charge, if applicable) on the last day of the period, according to the following standard formula:

                     Yield = 2 ( [ ( a-b/cd ) + 1 ] ^6 - 1)

Where:

a =   dividends and interest earned during the period.
b =   net expenses accrued during the period.

c = the average daily number of fund shares outstanding during the period that would be entitled to receive dividends.

d = the maximum offering price per share on the last day of the period (NAV where applicable).

From time to time, in reports and promotional literature, the Fund's total return and/or yield will be compared to indices of mutual funds such as Lipper Analytical Services, Inc.'s "Lipper-Mutual Performance Analysis," a monthly publication which tracks net assets, total return, and yield on mutual funds in the United States. Ibottson and Associates, CDA Weisenberger and F.C. Towers are also used for comparison purposes, as well as the Russell and Wilshire Indices.

Performance rankings and ratings reported periodically in, and excerpts from, national financial publications such as MONEY MAGAZINE, FORBES, BUSINESS WEEK, THE WALL STREET JOURNAL, MICROPAL, INC., MORNINGSTAR, STANGER'S and BARRON'S may also be utilized. The Fund's promotional and sales literature may make reference to the Fund's "beta". Beta is a reflection of the market related risk of the Fund by showing how responsive the Fund is to the market.

The performance of the Fund is not fixed or guaranteed. Performance quotations should not be considered to be representations of performance of the Fund for any period in the future. The performance of the Fund is a function of many factors including its earnings, expenses and number of outstanding shares. Fluctuating market conditions; purchases, sales and maturities of portfolio securities; sales and redemptions of shares of beneficial interest; and changes in operating expenses are all examples of items that can increase or decrease the Fund's performance.

BROKERAGE ALLOCATION

Decisions concerning the purchase and sale of portfolio securities and the allocation of brokerage commissions are made by the Sub-Adviser, or the Adviser pursuant to recommendations made by an investment committee, which consists of officers and directors of the Adviser and officers and Trustees of the Trust who are interested persons of the Fund. Orders for purchases and sales of securities are placed in a manner, which, in the opinion of the officers of the Fund, will offer the best price and market for the execution of each such transaction. Purchases from underwriters of portfolio securities may include a commission or commissions paid by the issuer and transactions with dealers serving as market maker reflect a "spread." Debt securities are generally traded on a net basis through dealers acting for their own account as principals and not as brokers; no brokerage commissions are payable on such transactions.

In the U.S. Government securities market, securities are generally traded on a "net" basis with dealers acting as principal for their own account without a stated commission, although the price of the security usually includes a profit to the dealer. On occasion, certain money market instruments and agency securities may be purchased directly from the issuer, in which case no commissions or premiums are paid. In other countries, both debt and equity securities are traded on exchanges at fixed commission rates. Commissions on foreign transactions are generally higher than the negotiated commission rates available in the U.S. There is generally less government supervision and regulation of foreign stock exchanges and broker-dealers than in the U.S.

The Fund's primary policy is to execute all purchases and sales of portfolio instruments at the most favorable prices consistent with best execution, considering all of the costs of the transaction including brokerage commissions. The policy governs the selection of brokers and dealers and the market in which a transaction is executed. Consistent with the foregoing primary policy, the Conduct Rules of the National Association of Securities Dealers, Inc. and such other policies as the Trustees may determine, the Adviser and Sub-Adviser may consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute the Fund's portfolio transactions.


To the extent consistent with the foregoing, the Fund will be governed in the selection of brokers and dealers, and the negotiation of brokerage commission rates and dealer spreads, by the reliability and quality of the services, including primarily the availability and value of research information and, to a lesser extent, statistical assistance furnished to the Adviser and Sub-Adviser of the Fund. It is not possible to place a dollar value on information and services to be received from brokers and dealers, since it is only supplementary to the research efforts of the Adviser and Sub-Adviser. The receipt of research information is not expected to reduce significantly the expenses of the Adviser and Sub-Adviser. The research information and statistical assistance furnished by brokers and dealers may benefit the Life Company or other advisory clients of the Adviser, and, conversely, brokerage commissions and spreads paid by other advisory clients of the Adviser may result in research information and statistical assistance beneficial to the Fund. Similarly, research information and assistance provided to the Sub-Adviser by brokers and dealers may benefit other advisory clients or affiliates of the Sub-Adviser, and, conversely, brokerage commissions and spreads paid by other advisory clients of the Sub-Adviser may result in research information and statistical assistance beneficial to the Fund. The Fund will make no commitment to allocate portfolio transactions upon any prescribed basis. While the Adviser, in conjunction with the Sub-Adviser, will be primarily responsible for the allocation of the Fund's brokerage business, the policies and practices of the Adviser in this regard must be consistent with the foregoing and will at all times be subject to review by the Trustees. For the years ended December 31, 1999, 2000 and 2001, the Fund paid negotiated brokerage commission in the amount of $1,685,370, $1,249,160 and $1,116,725, respectively.

As permitted by Section 28(e) of the Securities Exchange Act of 1934, the Fund may pay to a broker which provides brokerage and research services to the Fund an amount of disclosed commission in excess of the commission which another broker would have charged for effecting that transaction. This practice is subject to a good faith determination by the Trustees that such price is reasonable in light of the services provided and to such policies as the Trustees may adopt from time to time. During the fiscal year ended December 31, 2001, the Fund directed no commissions to compensate brokers for research services such as industry and company reviews and evaluations of the securities


The Adviser's indirect parent, the Life Company, is the indirect sole shareholder of shareholder Signator Investors, Inc., a broker-dealer (until January 1, 1999, the John Hancock Distributors, Inc.) ("Signator" or "Affiliated Broker"). Pursuant to procedures determined by the Trustees and consistent with the above policy of obtaining best net results the Fund may execute portfolio transaction with or through Affiliated Broker. During the year ended December 31, 1999, 2000 and 2001, the Fund did not execute any portfolio transactions with Affiliated Broker.

Signator may act as broker for the Fund on exchange transactions, subject, however, to the general policy of the Fund set forth above and the procedures adopted by the Trustees pursuant to the Investment Company Act. Commissions paid to an Affiliated Broker must be at least as favorable as those which the Trustees believe to be contemporaneously charged by other brokers in connection with comparable transactions involving similar securities being purchased or sold. A transaction would not be placed with an Affiliated Broker if the Fund would have to pay a commission rate less favorable than the Affiliated Broker's contemporaneous charges for comparable transactions for its other most favored, but unaffiliated, customers except for accounts for which the Affiliated Broker acts as clearing broker for another brokerage firm, and any customers of the Affiliated Broker not comparable to the Fund as determined by a majority of the Trustees who are not interested persons (as defined in the Investment Company Act) of the Fund, the Adviser, the Sub-Adviser or the Affiliated Broker. Because the Adviser, which is affiliated with the Affiliated Broker, and the Sub-Adviser have, as investment advisers to the Fund, the obligation to provide investment management services, which includes elements of research and related investment skills, such research and related skills will not be used by the Affiliated Broker as a basis for negotiating commissions at a rate higher than that determined in accordance with the above criteria.

Other investment advisory clients advised by the Adviser may also invest in the same securities as the Fund. When these clients buy or sell the same securities at substantially the same time, the Adviser may average the transactions as to price and allocate the amount of available investments in a manner which the Adviser believes to be equitable to each client, including the Fund. Because of this, client accounts in a particular style may sometimes not sell or acquire securities as quickly or at the same prices as they might if each were managed and traded individually.

For purchases of equity securities, when a complete order is not filled, a partial allocation will be made to each account pro rata based on the order size. For high demand issues (for example, initial public offerings), shares will be allocated pro rata by account size as well as on the basis of account objective, account size (a small account's allocation may be increased to provide it with a meaningful position), and the account's other holdings. In addition, an account's allocation may be increased if that account's portfolio manager was responsible for generating the investment idea or the portfolio manager intends to buy more shares in the secondary market. For fixed income accounts, generally securities will be allocated when appropriate among accounts based on account size, except if the accounts have different objectives or if an account is too small to get a meaningful allocation. For new issues, when a complete order is not filled, a partial allocation will be made to each account pro rata based on the order size. However, if a partial allocation is too small to be meaningful, it may be reallocated based on such factors as account objectives, strategies, duration benchmarks and credit and sector exposure. For example, value funds will likely not participate in initial public offerings as frequently as growth funds. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtainable for it. On the other hand, to the extent permitted by law, the Adviser may aggregate securities to be sold or purchased for the Fund with those to be sold or purchased for other clients managed by it in order to obtain best execution.

TRANSFER AGENT SERVICES

John Hancock Signature Services, Inc., 1 John Hancock Way, Suite 1001, Boston, Massachusetts 02217-1001, a wholly-owned indirect subsidiary of the Life Company, is the transfer and dividend paying agent for the Fund. The Fund pays Signature Services a fee of 0.05% of its average daily net assets attributable to Class I shares plus certain out-of-pocket expenses.

CUSTODY OF PORTFOLIO

Portfolio securities of the Fund are held pursuant to a custodian agreement between the Fund and The Bank of New York, One Wall Street, New York, New York 10286. Under the custodian agreement, The Bank of New York is performing custody, Foreign Custody Manager and fund accounting services.

INDEPENDENT AUDITORS


The independent auditors of the Fund are PricewaterhouseCoopers LLP, 160 Federal Street, Boston, Massachusetts 02110. PricewaterhouseCoopers LLP audits and renders an opinion on the Fund's annual financial statements and reviews the Fund's annual Federal income tax return.

APPENDIX-A

MORE ABOUT RISK

A fund's risk profile is largely defined by the fund's principal securities and investment practices. You may find the most concise description of the fund's risk profile in the prospectus.

A fund is permitted to utilize -- within limits established by the trustees -- certain other securities and investment practices that have higher risks and opportunities associated with them. To the extent that the fund utilizes these securities or practices, its overall performance may be affected, either positively or negatively. On the following pages are brief definitions of certain associated risks with them, with examples of related securities and investment practices included in brackets. See the "Investment Objectives and Policies" and "Investment Restrictions" sections of this Statement of Additional Information for a description of this Fund's investment policies. The fund follows certain policies that may reduce these risks.

As with any mutual fund, there is no guarantee that the fund will earn income or show a positive total return over any period of time -- days, months or years.

TYPES OF INVESTMENT RISK

Correlation risk The risk that changes in the value of a hedging instrument will not match those of the asset being hedged (hedging is the use of one investment to offset the effects of another investment). (e.g. short sales, financial futures and options; securities and index options, currency contracts).

Credit risk The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. (e.g. Borrowing; reverse repurchase agreements, repurchase agreements, securities lending, non-investment-grade debt securities, financial futures and options; securities and index options).

Currency risk The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. (e.g. Foreign securities, financial futures and options; securities and index options, currency contracts).

Extension risk The risk that an unexpected rise in interest rates will extend the life of a mortgage-backed security beyond the expected prepayment time, typically reducing the security's value.

Information risk The risk that key information about a security or market is inaccurate or unavailable. (e.g. non-investment-grade debt securities, foreign securities).

Interest rate risk The risk of market losses attributable to changes in interest rates. With fixed-rate securities, a rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. (e.g. Non investment-grade debt securities, financial futures and options; securities and index options).

Leverage risk Associated with securities or practices (such as borrowing) that multiply small index or market movements into large changes in value. (e.g. Borrowing; reverse repurchase agreements, short-sales, when-issued securities and forward commitments; financial futures and options; securities and index options, currency contracts).

o Hedged When a derivative (a security whose value is based on another security or index) is used as a hedge against an opposite position that the fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

o Speculative To the extent that a derivative is not used as a hedge, the fund is directly exposed to the risks of that derivative. Gains or losses from speculative positions in a derivative may be substantially greater than the derivative's original cost.

Liquidity risk The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like. (e.g. short sales, non-investment-grade debt securities; restricted and illiquid securities, financial futures and options; securities and index options, currency contracts).

Management risk The risk that a strategy used by a fund's management may fail to produce the intended result. Common to all mutual funds.

Market risk The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. Common to all stocks and bonds and the mutual funds that invest in them. (e.g. Short sales, short-term trading, when-issued securities and forward commitments, non-investment-grade securities, foreign securities, financial futures and options; securities and index options, restricted and illiquid securities).

Natural event risk The risk of losses attributable to natural disasters, crop failures and similar events. (e.g. Foreign securities).

Opportunity risk The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments. (e.g. Short sales, when-issued securities and forward commitments, financial futures and options; securities and index options, currency contracts).

Political risk The risk of losses directly attributable to government or political actions of any sort. (e.g. Foreign securities)

Prepayment risk The risk that unanticipated prepayments may occur during periods of falling interest rates, reducing the value of mortgage-backed securities.

Valuation risk The risk that a fund has valued certain of its securities at a higher price than it can sell them for. (e.g. Non-investment-grade debt securities, restricted and illiquid securities).

APPENDIX B - Description of Bond Ratings

RATINGS

Bonds.

Standard & Poor's Bond Ratings

AAA--Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA--Debt rated AA has a very strong capacity to pay interest and repay principal, and differs from the highest rated issues only in small degree.

A--Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB--Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

To provide more detailed indications of credit quality, the ratings AA to BBB may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

A provisional rating, indicated by "p" following a rating, is sometimes used by Standard & Poor's. It assumes the successful completion of the project being financed by the issuance of the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion, makes no comment on the likelihood of, or the risk of default upon failure of, such completion.

Moody's Bond Ratings

Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Generally speaking, the safety of obligations of this class is so absolute that with the occasional exception of oversupply in a few specific instances, characteristically, their market value is affected solely by money market fluctuations.

Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities. The market value of Aa bonds is virtually immune to all but money market influences, with the occasional exception of oversupply in a few specific instances.

A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa--Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Rating symbols may include numerical modifiers 1, 2 or 3. The numerical modifier 1 indicates that the security ranks at the high end, 2 in the mid-range, and 3 nearer the low end, of the generic category. These modifiers of rating symbols Aa, A and Baa are to give investors a more precise indication of relative debt quality in each of the historically defined categories.

Conditional ratings, indicated by "Con", are sometimes given when the security for the bond depends upon the completion of some act or the fulfillment of some condition. Such bonds, are given a conditional rating that denotes their probably credit statute upon completion of that act or fulfillment of that condition.

Rating symbols may include numerical modifiers 1, 2 or 3. The numerical modifier 1 indicates that the security ranks at the high end, 2 in the mid-range, and 3 nearer the low end, of the generic category. These modifiers are to give investors a more precise indication of relative debt quality in each of the historically defined categories.

FINANCIAL STATEMENTS

The financial statements listed below are included in the Fund's 2001 Annual Report to Shareholders for the year ended December 31, 2001; (filed electronically on February 28, 2002, accession number 0000928816-0x-000xxx) and are included in and incorporated by reference into Part B of the Registration Statement for John Hancock Core Equity Fund (file nos. 811-1677 and 2-29502).

John Hancock Capital Series
   John Hancock Core Equity Fund

       Statement of Assets and Liabilities as of December 31, 2001
       Statement of Operations for the year ended of December 31, 2001. Statement of Changes in Net Asset for the period ended December 31, 2001. Financial Highlights for the period ended December 31, 2001.
       Schedule of Investments as of December 31, 2001
       Notes to Financial Statements.
       Report of Independent Auditors.

                          JOHN HANCOCK CORE EQUITY FUND

                       Class A, Class B and Class C Shares
                       Statement of Additional Information

                                  March 1, 2002

This Statement of Additional Information provides information about John Hancock Core Equity Fund (the "Fund"), in addition to the information that is contained in the combined Equity Funds' current Prospectus (the "Prospectus"). The Fund is a diversified series of John Hancock Capital Series (the "Trust").

This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus, a copy of which can be obtained free of charge by writing or telephoning:

                      John Hancock Signature Services, Inc.
                         1 John Hancock Way, Suite 1000
                              Boston, MA 02217-1000
                                1-(800)-225-5291

                              TABLE OF CONTENTS

                                                                           Page
                                                                           ----


Organization of the Fund..............................................        2
Investment Objective and Policies.....................................        2
Investment Restrictions...............................................       10
Those Responsible for Management......................................       13
Investment Advisory and Other Services................................       19
Distribution Contracts................................................       23
Sales Compensation....................................................       25
Net Asset Value.......................................................       27
Initial Sales Charge on Class A and Class C Shares....................       27
Deferred Sales Charge on Class B and Class C Shares...................       30
Special Redemptions...................................................       34
Additional Services and Programs......................................       34
Purchase and Recemptions Through Third Parties.............. .........       36
Description of the Fund's Shares......................................       36
Tax Status............................................................       38
Calculation of Performance ...........................................       42
Brokerage Allocation..................................................       44
Transfer Agent Services...............................................       46
Custody of Portfolio..................................................       47
Independent Auditors..................................................       47
Appendix A -More about Risk...........................................      A-1
Appendix B - Description of Bond Ratings..............................      B-1
Financial Statements..................................................      F-1

ORGANIZATION OF THE FUND

The Fund is a series of the Trust, an open-end investment management company organized as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts.


John Hancock Advisers, LLC (prior to February 1, 2002, John Hancock Advisers, Inc.) (the "Adviser") is the Fund's investment adviser. The Adviser is an indirect, wholly-owned subsidiary of John Hancock Life Insurance Company (formerly John Hancock Mutual Life Insurance Company) (the "Life Company"), a Massachusetts life insurance company chartered in 1862 with national headquarters at John Hancock Place, Boston, Massachusetts. The Life Company is wholly owned by John Hancock Financial Services, Inc., a Delaware corporation organized in February, 2000.


On June 3, 1996, the Fund changed its name from John Hancock Independence Diversified Core Equity Fund to John Hancock Independence Equity Fund. Prior to May 1, 1999, the Fund was called John Hancock Independence Equity Fund.

The Fund has one sub-adviser: Independence Investment LLC ("Independence" or "Sub-Adviser") (formerly Independence Investment Associates, Inc.) which is a subsidiary of the Life Company.

INVESTMENT OBJECTIVE AND POLICIES

The following information supplements the discussion of the Fund's investment objective and policies discussed in the Prospectus. Appendix A contains further information describing investment risk. The investment objective of the Fund is fundamental and may only be changed by the Trustees with shareholder approval. There is no assurance that the Fund will achieve its investment objective.

The investment objective of the Fund is to seek above-average total return, consisting of capital appreciation and income. The Fund will diversify its investments to create a portfolio with a risk profile and characteristics similar to the Standard & Poor's 500 Index. Consequently, the Fund will invest in a number of industry groups without concentration in any particular industry. The Fund's investments will be subject to the market fluctuation and risks inherent in all securities. Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities. Equity securities include common and preferred stocks and their equivalents (including warrants to purchase and securities convertible into such stocks).

In abnormal circumstances, such as situations where the Fund experiences unusually large cash inflows or anticipates unusually large redemptions, and in adverse market, economic, political, or other conditions, the Fund may temporarily invest more than 20% of its Assets in investment-grade short-term securities, cash and cash equivlents.

With respect to the Fund's investment policy of investing at least 80% of its Assets in equity securities, "Assets" is defined as net assets plus the amount of any borrowings for investment purposes. In addition, the Fund will notify shareholders at least 60 days prior to any change in this policy.

Ratings as Investment Criteria. In general, the ratings of Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Ratings Group ("S&P") represent the opinions of these agencies as to the quality of the securities which they rate. It should be emphasized, however, that such ratings are relative and subjective and are not absolute standards of quality. These ratings will be used by the Fund as initial criteria for the selection of debt securities. Among the factors which will be considered are the long-term ability of the issuer to pay principal and interest and general economic trends. Appendix B contains further information concerning the ratings of Moody's and S&P and their significance.

Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither of these events will require the sale of the securities by the Fund.

Fixed Income Securities. Under normal market conditions, the Fund may invest in fixed income securities (including debt securities and preferred stocks) that are rated Baa or better by Moody's or BBB or better by S&P or, if unrated, determined to be of comparable quality by the Adviser and the Sub-Adviser ("investment grade debt securities"). The value of fixed income securities varies inversely with changes in the prevailing levels of interest rates. In addition, debt securities rated BBB or Baa and unrated debt securities of comparable quality are considered medium grade obligations and have speculative characteristics. Adverse changes in economic conditions or other circumstances are more likely to lead to weakened capacity to make principal and interest payment than in the case of higher grade obligations.

For temporary defensive purposes, the Fund may invest up to 100% of its assets in investment grade debt securities of any type or maturity.

Investment in Foreign Securities. The Fund may invest in the securities of foreign issuers in the form of sponsored and unsponsored American Depository Receipts ("ADRs") and U.S. dollar-denominated securities of foreign issuers traded on U.S. exchanges. ADRs (sponsored and unsponsored) are receipts, typically issued by U.S. banks, which evidence ownership of underlying securities issued by a foreign corporation. ADRs are publicly traded on a U.S. stock exchange or in the over-the-counter market. An investment in foreign securities including ADRs may be affected by changes in currency rates and in exchange control regulations. Issuers of unsponsored ADRs are not contractually obligated to disclose material information including financial information, in the United States and, therefore, there may not be a correlation between such information and the market value of the unsponsored ADR. Foreign companies may not be subject to accounting standards or government supervision comparable to U.S. companies, and there is often less publicly available information about their operations. Foreign companies may also be affected by political or financial inability abroad. These risk considerations may be intensified in the case of investments in ADRs of foreign companies that are located in emerging market countries. ADRs of companies located in these countries may have limited marketability and may be subject to more abrupt or erratic price movements.

Repurchase Agreements. In a repurchase agreement the Fund buys a security for a relatively short period (usually not more than 7 days) subject to the obligation to sell it back to the issuer at a fixed time and price, plus accrued interest. The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in U.S. Government securities. The Adviser will continuously monitor the creditworthiness of the parties with whom the Fund enters into repurchase agreements.

The Fund has established a procedure providing that the securities serving as collateral for each repurchase agreement must be delivered to the Fund's custodian either physically or in book-entry form and that the collateral must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. In the event of bankruptcy or other default by a seller of a repurchase agreement, the Fund could experience delays in liquidating the underlying securities and during the period in which the Fund seeks to enforce its rights thereto, possible subnormal levels of income, lack of access to income during this period, and the expense of enforcing its rights.

Reverse Repurchase Agreements. The Fund may also enter into reverse repurchase agreements which involve the sale of U.S. Government securities held in its portfolio to a bank with an agreement that the Fund will buy back the securities at a fixed future date at a fixed price plus an agreed amount of "interest" which may be reflected in the repurchase price. Reverse repurchase agreements are considered to be borrowings by the Fund. Reverse repurchase agreements involve the risk that the market value of securities purchased by the Fund with proceeds of the transaction may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase. The Fund will also continue to be subject to the risk of a decline in the market value of the securities sold under the agreements because it will require those securities upon effecting their repurchase. To minimize various risks associated with reverse repurchase agreements, the Fund will establish and maintain a separate account consisting of liquid securities, of any type or maturity, in an amount at least equal to the repurchase prices of the securities (plus any accrued interest thereon) under such agreements. In addition, the Fund will not enter into reverse repurchase agreements or borrow money, except from banks as a temporary measure for extraordinary emergency purposes in amounts not to exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed) taken at market value. The Fund will not leverage to attempt to increase income. The Fund will not purchase securities while outstanding borrowings exceed 5% of the Fund's total assets. The Fund will enter into reverse repurchase agreements only with federally insured banks or savings and loan associations which are approved in advance as being creditworthy by the Trustees. Under procedures established by the Trustees, the Adviser will monitor the creditworthiness of the banks involved.

Restricted Securities. The Fund may purchase securities that are not registered ("restricted securities") under the Securities Act of 1933 ("1933 Act"), including commercial paper issued in reliance on Section 4(2) of the 1933 Act and securities offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act. The Fund will not invest more than 15% of its net assets in illiquid investments. If the Trustees determine, based upon a continuing review of the trading markets for specific Section 4(2) paper or Rule 144A securities, that they are liquid, they will not be subject to the 15% limit on illiquid investments. The Trustees have adopted guidelines and delegated to the Adviser the daily function of determining the monitoring and liquidity of restricted securities. The Trustees, however, will retain sufficient oversight and be ultimately responsible for the determinations. The Trustees will carefully monitor the Fund's investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in the Fund if qualified institutional buyers become for a time uninterested in purchasing these restricted securities.

Options on Securities and Securities Indices. The Fund may purchase and write
(sell) call and put options on securities in which it may invest or on any securities index based on securities in which it may invest. These options may be listed on national domestic securities exchanges or traded in the over-the-counter market. The Fund may write covered put and call options and purchase put and call options to enhance total return, as a substitute for the purchase or sale of securities, or to protect against declines in the value of portfolio securities and against increases in the cost of securities to be acquired.

Writing Covered Options. A call option on securities written by the Fund obligates the Fund to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. A put option on securities written by the Fund obligates the Fund to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. Writing covered call options may deprive the Fund of the opportunity to profit from an increase in the market price of the securities in its portfolio. Writing covered put options may deprive the Fund of the opportunity to profit from a decrease in the market price of the securities to be acquired for its portfolio.

All call and put options written by the Fund are covered. A written call option or put option may be covered by (i) maintaining cash or liquid securities in a segregated account with a value at least equal to the Fund's obligation under the option, (ii) entering into an offsetting forward commitment and/or (iii) purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the Fund's net exposure on its written option position. A written call option on securities is typically covered by maintaining the securities that are subject to the option in a segregated account. The Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index.

The Fund may terminate its obligations under an exchange traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as "closing purchase transactions."

Purchasing Options. The Fund would normally purchase call options in anticipation of an increase, or put options in anticipation of a decrease ("protective puts") in the market value of securities of the type in which it may invest. The Fund may also sell call and put options to close out its purchased options.

The purchase of a call option would entitle the Fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. The Fund would ordinarily realize a gain on the purchase of a call option if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option.

The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the Fund's portfolio securities. Put options may also be purchased by the Fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of put options may be offset by countervailing changes in the value of the Fund's portfolio securities.

The Fund's options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

Risks Associated with Options Transactions. There is no assurance that a liquid secondary market on a domestic or foreign options exchange will exist for any particular exchange-traded option or at any particular time. If the Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if the Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options;
(ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

The Fund's ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. The Adviser will determine the liquidity of each over-the-counter option in accordance with guidelines adopted by the Trustees.

The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of options depends in part on the Adviser's ability to predict future price fluctuations and, for hedging transactions, the degree of correlation between the options and securities markets.

Futures Contracts and Options on Futures Contracts. To seek to increase total return or hedge against changes in interest rates or securities prices, the Fund may purchase and sell various kinds of futures contracts and purchase and write call and put options on these futures contracts. The Fund may also enter into closing purchase and sale transactions with respect to any of these contracts and options. The futures contracts may be based on various securities, securities indices and any other financial instruments and indices. All futures contracts entered into by the Fund are traded on U.S. exchanges or boards of trade that are licensed, regulated or approved by the Commodity Futures Trading Commission ("CFTC").

Futures Contracts. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities will usually be liquidated in this manner, the Fund may instead make, or take, delivery of the underlying securities whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures contracts are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

Hedging and Other Strategies. Hedging is an attempt to establish with more certainty than would otherwise be possible the effective price or rate of return on portfolio securities or securities that the Fund proposes to acquire. When securities prices are falling, the Fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When securities prices are rising, the Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases.

The Fund may, for example, take a "short" position in the futures market by selling futures contracts in an attempt to hedge against an anticipated decline in market prices that would adversely affect the value of the Fund's portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by the Fund or securities with characteristics similar to those of the Fund's portfolio securities.

If, in the opinion of the Adviser, there is a sufficient degree of correlation between price trends for the Fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the Fund may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in the Fund's portfolio may be more or less volatile than prices of such futures contracts, the Adviser will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any differential by having the Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the Fund's portfolio securities.

When a short hedging position is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the Fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

On other occasions, the Fund may take a "long" position by purchasing futures contracts. This would be done, for example, when the Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices then available in the applicable market to be less favorable than prices that are currently available. The Fund may also purchase futures contracts as a substitute for transactions in securities, to alter the investment characteristics of portfolio securities or to gain or increase its exposure to a particular securities market.

Options on Futures Contracts. The Fund may purchase and write options on futures for the same purposes as its transactions in futures contracts. The purchase of put and call options on futures contracts will give the Fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of the Fund's assets. By writing a call option, the Fund becomes obligated, in exchange for the premium (upon exercise of the option) to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that the Fund intends to purchase. However, the Fund becomes obligated (upon exercise of the option) to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. The loss incurred by the Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received.

The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option of the same series. There is no guarantee that such closing transactions can be effected. The Fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

Other Considerations. The Fund will engage in futures and related options transactions either for bona fide hedging purposes or to seek to increase total return as permitted by the CFTC. To the extent that the Fund is using futures and related options for hedging purposes, futures contracts will be sold to protect against a decline in the price of securities that the Fund owns or futures contracts will be purchased to protect the Fund against an increase in the price of securities it intends to purchase. The Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or securities or instruments which it expects to purchase. As evidence of its hedging intent, the Fund expects that on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of futures contracts), the Fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for the Fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.

To the extent that the Fund engages in nonhedging transactions in futures contracts and options on futures, the aggregate initial margin and premiums required to establish these nonhedging positions will not exceed 5% of the net asset value of the Fund's portfolio, after taking into account unrealized profits and losses on any such positions and excluding the amount by which such options were in-the-money at the time of purchase.

Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the Fund to purchase securities, require the Fund to establish a segregated account consisting of cash or liquid securities in an amount equal to the underlying value of such contracts and options.

While transactions in futures contracts and options on futures may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, securities prices may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions.

Perfect correlation between the Fund's futures positions and portfolio positions will be impossible to achieve. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss.

Some futures contracts or options on futures may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit trading in a futures contract or related option, which may make the instrument temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or related option can vary from the previous day's settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the Fund from closing out positions and limiting its losses.

Lending of Securities. The Fund may lend portfolio securities to brokers, dealers and financial institutions if the loan is collateralized by cash or U.S. Government securities according to applicable regulatory requirements. The Fund may reinvest any cash collateral in short-term securities and money market funds. When the Fund lends portfolio securities, there is a risk that the borrower may fail to return the securities involved in the transaction. As a result, the Fund may incur a loss or, in the event of the borrower's bankruptcy, the Fund may be delayed in or prevented from liquidating the collateral. It is a fundamental policy of the Fund not to lend portfolio securities having a total value exceeding 33 1/3% of its total assets.

Rights and Warrants. The Fund may purchase warrants and rights which are securities permitting, but not obligating, their holder to purchase the underlying securities at a predetermined price subject to the Fund's Investment Restrictions. Generally, warrants and stock purchase rights do not carry with them the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. As a result, an investment in warrants and rights may be considered to entail greater investment risk than certain other types of investments. In addition, the value of warrant and rights does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or prior to their expiration date. Investment in warrants and rights increases the potential profit or loss to be realized from the investment of a given amount of the Fund's assets as compared with investing the same amount in the underlying stock.

Short Sales. The Fund may engage in short sales "against the box". In a short sale against the box, the Fund agrees to sell at a future date a security that it either contemporaneously owns or has the right to acquire at no extra cost. If the price of the security has declined at the time the Fund is required to deliver the security, the Fund will benefit from the difference in the price. If the price of the security has increased, the Fund will be required to pay the difference.

Forward Commitment and When-Issued Securities. The Fund may purchase securities on a when-issued or forward commitment basis. "When-issued" refers to securities whose terms are available and for which a market exists, but which have not been issued. The Fund will engage in when-issued transactions with respect to securities purchased for its portfolio in order to obtain what is considered to be an advantageous price and yield at the time of the transaction. For when-issued transactions, no payment is made until delivery is due, often a month or more after the purchase. In a forward commitment transaction, the Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time.

When the Fund engages in forward commitment and when-issued transactions, it relies on the seller to consummate the transaction. The failure of the issuer or seller to consummate the transaction may result in the Fund's losing the opportunity to obtain a price and yield considered to be advantageous. The purchase of securities on a when-issued or forward commitment basis also involves a risk of loss if the value of the security to be purchased declines prior to the settlement date.

On the date the Fund enters into an agreement to purchase securities on a when-issued or forward commitment basis, the Fund will segregate in a separate account cash or liquid securities, of any type or maturity, equal in value to the Fund's commitment. These assets will be valued daily at market, and additional cash or securities will be segregated in a separate account to the extent that the total value of the assets in the account declines below the amount of the when-issued commitments. Alternatively, the Fund may enter into offsetting contracts for the forward sale of other securities that it owns.

Short-Term Trading and Portfolio Turnover. Short-term trading means the purchase and subsequent sale of a security after it has been held for a relatively brief period of time. The Fund may engage in short-term trading in response to stock market conditions, changes in interest rates or other economic trends and developments or to take advantage of yield disparities between various fixed income securities in order to realize capital gains or improve income. Short-term trading may have the effect of increasing portfolio turnover rate. A high rate of portfolio turnover (100% or greater) involves correspondingly greater brokerage expenses. The Fund's portfolio turnover rate is set forth in the table under the caption "Financial Highlights" in the Prospectus.

INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions. The following investment restrictions will not be changed without the approval of a majority of the Fund's outstanding voting securities which, as used in the Prospectus and this Statement of Additional Information, means the approval by the lesser of (1) the holders of 67% or more of the Fund's shares represented at a meeting if more than 50% of the Fund's outstanding shares are present in person or by proxy at that meeting or (2) more than 50% of the Fund's outstanding shares.

The Fund may not:

(1)   Issue senior securities, except as permitted by paragraphs (2), (6) and
      (7) below. For purposes of this restriction, the issuance of shares of beneficial interest in multiple classes or series, the purchase or sale of options, futures contracts, forward commitments and repurchase agreements entered into in accordance with the Fund's investment policies, and the pledge, mortgage or hypothecation of the Fund's assets within the meaning of paragraph (3) below, are not deemed to be senior securities.

(2) Borrow money, except from banks as a temporary measure for extraordinary emergency purposes in amounts not to exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed) taken at market value. The Fund will not leverage to attempt to increase income. The Fund will not purchase securities while outstanding borrowings exceed 5% of the Fund's total assets.

(3) Pledge, mortgage or hypothecate its assets, except to secure indebtedness permitted by paragraph (2) above and then only if such pledging, mortgaging or hypothecating does not exceed 33 1/3% of the Fund's total assets taken at market value.

(4) Act as an underwriter, except to the extent that in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter for purposes of the 1933 Act.

(5) Purchase or sell real estate or any interest therein, except that the Fund may invest in securities of corporate or governmental entities secured by real estate or marketable interests therein or securities issued by companies that invest in real estate or interests therein.

(6) Make loans, except that the Fund (1) may lend portfolio securities in accordance with the Fund's investment policies up to 33 1/3% of the Fund's total assets taken at market value, (2) enter into repurchase agreements, and (3) purchase all or a portion of an issue of publicly distributed debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

(7) Invest in commodities or in commodity contracts or in puts, calls, or combinations of both, except options on securities, securities indices and currency, futures contracts on securities, securities indices and currency and options on such futures, forward foreign currency exchange contracts, forward commitments, securities index put or call warrants and repurchase agreements entered into in accordance with the Fund's investment policies.

(8) Purchase the securities of issuers conducting their principal activity in the same industry if, immediately after such purchase, the value of its investments in such industry would exceed 25% of its total assets taken at market value at the time of such investment. This limitation does not apply to investments in obligations of the U.S. Government or any of its agencies or instrumentalities.

(9) Purchase securities of an issuer (other than the U.S. Government, its agencies or instrumentalities), if

            (a) such purchase would cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer, or

            (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

In connection with the lending of portfolio securities under paragraph (6) above, such loans must at all times be fully collateralized and the Fund's custodian must take possession of the collateral either physically or in book entry form. Securities used as collateral must be marked to market daily.

Non-Fundamental Investment Restrictions. The following restrictions are designated as non-fundamental and may be changed by the Trustees without shareholder approval.

The Fund may not:

(a) Participate on a joint or joint-and-several basis in any securities trading account. The "bunching" of orders for the sale or purchase of marketable portfolio securities with other accounts under the management of the Adviser or Sub-Adviser to save commissions or to average prices among them is not deemed to result in a joint securities trading account.

(b) Purchase securities on margin or make short sales, except in connection with arbitrage transactions or unless, by virtue of its ownership of other securities, the Fund has the right to obtain securities equivalent in kind and amount to the securities sold and, if the right is conditional, the sale is made upon the same conditions, except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities.

(c) Purchase a security if, as a result, (i) more than 10% of the Fund's total assets would be invested in the securities of other investment companies,
      (ii) the Fund would hold more than 3% of the total outstanding voting securities of any one investment company, or (iii) more than 5% of the Fund's total assets would be invested in the securities of any one investment company. These limitations do not apply to (a) the investment of cash collateral, received by the Fund in connection with lending the Fund's portfolio securities, in the securities of open- end investment companies or (b) the purchase of shares of any investment company in connection with a merger, consolidation, reorganization or purchase of substantially all of the assets of another investment company. Subject to the above percentage limitations, the Fund may, in connection with the John Hancock Group of Funds Deferred Compensation Plan for Independence Trustees/ Directors, purchase securities of other investment companies within the John Hancock Group of Funds.

(d)   Invests more than 15% of its net assets in illiquid securities.

If a percentage restriction on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value of the Fund's assets will not be considered a violation of the restriction.

The Funds will invest only in countries on the Adviser's Approved Country Listing. The Approved Country Listing is a list maintained by the Adviser's investment department that outlines all countries, including the United States, that have been approved for investment by Funds managed by the Adviser.

In addition, no Fund may invest either directly or indirectly in any Russian equity. Only certain funds can invest in certain types of Russian debt. These funds are: Active Bond, Income, Investors, High Income, Bond, High Yield Bond, Strategic Income and VA Strategic Income. Each of these funds may invest only up to 5% of total assets in: (1) Sovereign Russian Debt and Municipal Fixed Income Securities; (2) that are NOT ruble-denominated; (3) that are held physically outside of Russia; and (4) have Euroclear settlement.

THOSE RESPONSIBLE FOR MANAGEMENT

The business of the Fund is managed by its Trustees, who elect officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Trustees. Several of the officers and Trustees of the Fund are also officers or Directors of the Adviser, or officers and Directors of the Fund's principal distributor, John Hancock Funds, LLC (prior to February 1, 2002, John Hancock Funds, Inc.) ("John Hancock Funds").

-------------------------------------------------------------------------------------------------------------------
                                                                                                     Number of
                                                                                                     John Hancock
                           Position(s)   Trustee/     Principal Occupation(s)                        Funds
Name, Address (1)          Held with     Officer      and other Directorships                        Overseen by
And Age                    Fund          since(2)     During Past 5 Years                            Trustee
-------------------------------------------------------------------------------------------------------------------
Independent Trustees

-------------------------------------------------------------------------------------------------------------------
Dennis S. Aronowitz        Trustee       1998         Professor of Law, Emeritus, Boston             30
Born:  1931                                           University School of Law (as of 1996);
                                                      Director, Brookline Bancorp.

-------------------------------------------------------------------------------------------------------------------
Richard P. Chapman, Jr.    Trustee       1996         Chairman, President and Chief Executive        30
Born:  1935                                           Officer, Brookline Bancorp. (lending)
                                                      (since 1972); Trustee, Northeastern
                                                      University (education); Chairman and
                                                      Director, Lumber Insurance Co. (insurance)
                                                      (until 2000); Chairman and Director,
                                                      Northeast Retirement Services, Inc.
                                                      (retirement administration) (since 1998).

-------------------------------------------------------------------------------------------------------------------
William J. Cosgrove        Trustee       1991         Vice President, Senior Banker and Senior       30
Born:  1933                                           Credit Officer, Citibank, N.A. (retired
                                                      1991); Executive Vice President, Citadel
                                                      Group Representatives, Inc.;  Director,
                                                      Hudson City Bancorp; Trustee, Scholarship
                                                      Fund for Inner City Children (since 1986).

-------------------------------------------------------------------------------------------------------------------
Richard A. Farrell         Trustee       1996         President, Farrell, Healer & Co., Inc.,        30
Born:  1932                                           (venture capital management firm)(since
                                                      1980) and General Partner of the Venture
                                                      Capital Fund of NE (since 1980); Prior to
                                                      1980, headed the venture capital group at
                                                      Bank of Boston Corporation.

-------------------------------------------------------------------------------------------------------------------

(1) Business address for independent and interested Trustees and officers is 101 Huntington Avenue, Boston, Massachusetts 02119.
(2) Each Trustee serves until resignation, retirement age or until her or his successor is elected.
(3) Interested Trustee: holds positions with the Fund's investment adviser, underwriter, and or certain other affiliates.

--------------------------------------------------------------------------------------------------------------------
                                                                                                     Number of John
                           Position(s)   Trustee/                                                    Hancock Funds
Name, Address (1)          Held with     Officer      Principal Occupation(s) and other              Overseen by
And Age                    Fund          since(2)     Directorships During Past 5 Years              Trustee
--------------------------------------------------------------------------------------------------------------------
Gail D. Fosler             Trustee       1994         Senior Vice President and Chief Economist,     30
Born:  1947                                           The Conference Board (non-profit economic
                                                      and business research)(since 1989);
                                                      Director, Unisys Corp. (since 1993);
                                                      Director, H.B. Fuller Company (since 1992)
                                                      and DBS Holdings (Singapore) (banking and
                                                      financial services)(since 1999); Director,
                                                      National Bureau of Economic Research
                                                      (academic)(since 1989); Director, Baxter
                                                      International (medical health care) (since
                                                      2001).

--------------------------------------------------------------------------------------------------------------------
William F. Glavin          Trustee       1996         President Emeritus, Babson College (as of      30
Born:  1932                                           1998); Vice Chairman, Xerox Corporation
                                                      (until 1989); Director, Reebok, Inc. (since
                                                      1994) and Inco Ltd.

--------------------------------------------------------------------------------------------------------------------
John A. Moore              Trustee       1996         President and Chief Executive Officer,         36
Born:  1939                                           Institute for Evaluating Health Risks,
                                                      (nonprofit institution) (until 2001); Senior
                                                      Scientist, Sciences International (health
                                                      research)(since 1998); Principal, Hollyhouse
                                                      (consulting)(since 2000); Director,
                                                      CIIT(nonprofit research) (since 2002).

--------------------------------------------------------------------------------------------------------------------
Patti McGill Peterson      Trustee       1995         Executive Director, Council for                36
Born:  1943                                           International Exchange of Scholars (since
                                                      1998); Vice President, Institute of
                                                      International Education (since 1998); Senior
                                                      Fellow, Cornell Institute of Public Affairs,
                                                      Cornell University (until 1997); President
                                                      Emerita of Wells College and St. Lawrence
                                                      University; Director, Niagara Mohawk Power
                                                      Corporation (electric utility).

--------------------------------------------------------------------------------------------------------------------
John W. Pratt              Trustee       1996         Professor of Business Administration           30
Born:  1931                                           Emeritus, Harvard University Graduate School
                                                      of Business Administration (as of 1998).
--------------------------------------------------------------------------------------------------------------------

(1) Business address for independent and interested Trustees and officers is 101 Huntington Avenue, Boston, Massachusetts 02119.
(2) Each Trustee serves until resignation, retirement age or until her or his successor is elected.
(3) Interested Trustee: holds positions with the Fund's investment adviser, underwriter, and or certain other affiliates.

---------------------------------------------------------------------------------------------------------------------
                                                                                                       Number of John
                           Position(s)   Trustee/     Principal Occupation(s) and other                Hancock Funds
Name, Address (1)          Held with     Officer      Directorships                                    Overseen by
And Age                    Fund          since(2)     During Past 5 Years                              Trustee
---------------------------------------------------------------------------------------------------------------------
Interested Trustees
---------------------------------------------------------------------------------------------------------------------
John M. DeCiccio (3)       Trustee       2001         Executive Vice President and Chief Investment    66
Born:  1948                                           Officer, John Hancock Financial Services,
                                                      Inc.; Director, Executive Vice President and
                                                      Chief Investment Officer, John Hancock Life
                                                      Insurance Company; Chairman of the Committee
                                                      of Finance of John Hancock Life Insurance
                                                      Company; Director, John Hancock Subsidiaries,
                                                      LLC, Hancock Natural Resource Group,
                                                      Independence Investment LLC, Independence
                                                      Fixed Income LLC, John Hancock Advisers, LLC
                                                      (the "Adviser") and The Berkeley Financial
                                                      Group, LLC ("The Berkeley Group"), John
                                                      Hancock Funds, LLC ("John Hancock Funds"),
                                                      Massachusetts Business Development
                                                      Corporation; Director, John Hancock Insurance
                                                      Agency, Inc. ("Insurance Agency, Inc.") (until
                                                      1999) and John Hancock Signature Services,
                                                      Inc. ("Signature Services") (until 1997).

---------------------------------------------------------------------------------------------------------------------
Maureen R. Ford (3)        Trustee,      2000         Executive Vice President, John Hancock           66
Born:  1955                Chairman,                  Financial Services, Inc., John Hancock Life
                           President                  Insurance Company; Chairman, Director,
                           and Chief                  President and Chief Executive Officer, the
                           Executive                  Advisers and The Berkeley Group; Chairman,
                           Officer                    Director and Chief Executive Officer, John
                                                      Hancock Funds, Chairman, Director and
                                                      President, Insurance Agency, Inc.; Chairman,
                                                      Director and Chief Executive Officer,
                                                      Sovereign Asset Management Corporation
                                                      ("SAMCorp."); Director, Independence
                                                      Investment LLC, Independence Fixed Income LLC
                                                      and Signature Services; Senior Vice President,
                                                      MassMutual Insurance Co. (until 1999); Senior
                                                      Vice President, Connecticut Mutual Insurance
                                                      Co. (until 1996).
----------------------------------------------------------------------------------------------------------------------


(1) Business address for independent and interested Trustees and officers is 101 Huntington Avenue, Boston, Massachusetts 02119.
(2) Each Trustee serves until resignation, retirement age or until her or his successor is elected.
(3) Interested Trustee: holds positions with the Fund's investment adviser, underwriter, and or certain other affiliates.

---------------------------------------------------------------------------------------------------------------------
                                                                                                       Number of
                                                                                                       John Hancock
                           Position(s)   Trustee/                                                      Funds
Name, Address (1)          Held with     Officer      Principal Occupation(s) and other                Overseen by
And Age                    Fund          since(2)     Directorships During Past 5 Years                Trustee
---------------------------------------------------------------------------------------------------------------------
Principal Officers who
are not Trustees
---------------------------------------------------------------------------------------------------------------------
William L. Braman          Executive     2000         Executive Vice President and Chief
Born:  1953                Vice                       Investment Officer, the Adviser and each
                           President                  of the John Hancock funds; Director,
                           and Chief                  SAMCorp., Executive Vice President and
                           Investment                 Chief Investment Officer, Baring Asset
                           Officer                    Management, London U.K. (until 2000).

---------------------------------------------------------------------------------------------------------------------
Richard A. Brown           Senior Vice   2000         Senior Vice President, Chief Financial
Born:  1949                President                  Officer and Treasurer, the Adviser, John
                           and Chief                  Hancock Funds, and The Berkeley Group;
                           Financial                  Second Vice President and Senior Associate
                           Officer                    Controller, Corporate Tax Department, John
                                                      Hancock Financial Services, Inc. (until
                                                      2001).

---------------------------------------------------------------------------------------------------------------------
Thomas H. Connors          Vice          1992         Vice President and Compliance Officer, the
Born:  1959                President                  Adviser and each of the John Hancock
                           and                        funds; Vice President, John Hancock Funds.
                           Compliance
                           Officer

---------------------------------------------------------------------------------------------------------------------
William H. King            Vice          1992         Vice President and Assistant Treasurer, the
Born:  1952                President                  Adviser; Vice President and Treasurer
                           and                        of each of the John Hancock funds; Assistant
                           Treasurer                  Treasurer of each of the John Hancock funds
                                                      (until 2001).

-------------------------------------------------------------------------------------------------------------------
Susan S. Newton            Senior Vice   1986         Senior Vice President, Secretary and Chief
Born:  1950                President,                 Legal Officer, SAMCorp., the Adviser and
                           Secretary                  each of the John Hancock funds, John
                           and Chief                  Hancock Funds and The Berkeley Group; Vice
                           Legal                      President, Signature Services (until
                           Officer                    2000), Director, Senior Vice President and
                                                      Secretary, NM Capital.
-------------------------------------------------------------------------------------------------------------------

(1) Business address for independent and interested Trustees and officers is 101 Huntington Avenue, Boston, Massachusetts 02119.
(2) Each Trustee serves until resignation, retirement age or until her or his successor is elected.
(3) Interested Trustee: holds positions with the Fund's investment adviser, underwriter, and or certain other affiliates.

The Fund's Board of Trustees currently has five standing Committees: the Audit Committee, the Administration Committee, the Contracts/Operations Committee, the Investment Performance Committee and the Coordinating Committee. Each Committee is comprised of Independent Trustees who are not "interested persons". The Audit Committee members are Messrs. Moore, Farrell and Ms. Fosler. The Audit Committee recommends to the full board auditors for the Fund, monitors and oversees the audits of the Fund, communicates with both independent auditors and internal auditors on a regular basis and provides a forum for the auditors to report and discuss any matters they deem appropriate at any time. The Audit Committee held four meetings during the fiscal year ended December 31, 2001.

The Administration Committee's members are all of the Independent Trustees of the Fund. The Administration Committee reviews the activities of the other four standing committees and makes the final selection and nomination of candidates to serve as Independent Trustees. The Administration Committee will consider nominees recommended by shareholders to serve as Independent Trustees, provided that shareholders submit recommendations in compliance with all of the pertinent provisions of Rule 14a-8 under the Securities Exchange Act of 1934. The Administration Committee also works with all Trustees on the selection and election of officers of the Fund. The Administration Committee held four meetings during the fiscal year ended December 31, 2001.

The Contracts/Operations Committee members are Messrs. Chapman, Cosgrove and Pratt. The Contracts/Operations Committee oversees the initiation, operation, and renewal of contracts between the Fund and other entities. These contracts include advisory and subadvisory agreements, custodial and transfer agency agreements and arrangements with other service providers. The Contracts/Operations Committee held five meetings during the fiscal year ended December 31, 2001.

The Investment Performance Committee consists of Messrs. Aronowitz, Glavin and Ms. Peterson. The Investment Performance Committee monitors and analyzes the performance of the Fund generally, consults with the adviser as necessary if the Fund requires special attention, and reviews peer groups and other comparative standards as necessary. The Investment Performance Committee held four meetings during the fiscal year ended December 31, 2001.

The Coordinating Committee members are the chairpersons of the other four standing committees. The Coordinating Committee assures consistency of action among committees, reviews Trustee compensation, evaluates Trustee performance and considers committee membership rotations as well as relevant corporate governance issues.

The following table provides a dollar range indicating each Trustee's ownership of equity securities of the Fund, as well as aggregate holdings of shares of equity securities of all John Hancock Funds overseen by the Trustee, as of December 31, 2001.

-------------------------------------------------------------------------------------------------------------
                                                                       Aggregate Dollar Range of holdings
                                      Dollar Range of Fund Shares      in John Hancock funds overseen by
Name of Trustee                       Owned by Trustee                 Trustee
-------------------------------------------------------------------------------------------------------------
Independent Trustees
-------------------------------------------------------------------------------------------------------------
Dennis S. Aronowitz                   $1-$10,000                       $50,001-$100,000
-------------------------------------------------------------------------------------------------------------
Richard P. Chapman, Jr.               $1-$10,000                       Over $100,000
-------------------------------------------------------------------------------------------------------------
William J. Cosgrove                   $1-$10,000                       Over $100,000
-------------------------------------------------------------------------------------------------------------
Richard A. Farrell                    $1-$10,000                       Over $100,000
-------------------------------------------------------------------------------------------------------------
Gail D. Fosler                        $1-$10,000                       $10,001-$50,000
-------------------------------------------------------------------------------------------------------------
William F. Glavin                     None                             $10,001-$50,000
-------------------------------------------------------------------------------------------------------------
Dr. John A. Moore                     $10,001-$50,000                  Over $100,000
-------------------------------------------------------------------------------------------------------------
Patti McGill Peterson                 $10,001-$50,000                  Over $100,000
-------------------------------------------------------------------------------------------------------------
John W. Pratt                         $10,000-$50,000                  Over $100,000

-------------------------------------------------------------------------------------------------------------
Interested Trustees
-------------------------------------------------------------------------------------------------------------
John M. DeCiccio                      $50,000-$100,000                 Over $100,000
-------------------------------------------------------------------------------------------------------------
Maureen R. Ford                       $1-$10,000                       Over $100,000
-------------------------------------------------------------------------------------------------------------

The following table provides information regarding the compensation paid by the Fund and the other investment companies in the John Hancock Fund Complex to the Independent Trustees for their services. Mr. DeCiccio and Ms. Ford, each a non-Independent Trustee, and each of the officers of the Fund who are interested persons of the Adviser, are compensated by the Adviser and/or affiliates and receive no compensation from the Fund for their services.

The following table provides information regarding the compensation paid by the Fund and the other investment companies in the John Hancock Fund Complex to the Independent Trustees for their services. Ms. Ford and Mr. DeCicco, each a non-Independent Trustee, and each of the officers of the Fund are interested persons of the Adviser, and/or affiliates are compensated by the Adviser and receive no compensation from the Fund for their services.

                                                          Total Compensation
                                Aggregate                 From the Fund and
                                Compensation              John Hancock Fund
Independent Trustees            From the Fund(1)          Complex to Trustees(2)
--------------------            ----------------          ----------------------

Dennis S. Aronowitz                 $ 5,198                      $ 75,000
Richard P. Chapman, Jr+               5,394                        78,100
William J. Cosgrove+                  5,009                        72,000
Leland O. Erdahl*                     1,275                        18,000
Richard A. Farrell                    5,009                        72,000
Gail D. Fosler                        5,198                        75,000
William F. Glavin+                    5,010                        72,000
Dr. John A. Moore+                    5,205                        75,100
Patti McGill Peterson                 5,009                        72,000
John W. Pratt                         5,009                        72,000
                                    -------                      ---------
Total                               $47,316                      $681,200

(1) Compensation is for the current fiscal year ending October 31, 2001.

(2) Total compensation paid by the John Hancock Funds Complex to the Independent Trustees is as of December 31, 2001. As of this date, there were sixty-six funds in the John Hancock

Fund Complex, with Mr. Moore and Ms. Peterson serving on thirty-six funds and each other Independent Trustees serving on thirty funds.

(+) As of December 31, 2001, the value of the aggregate accrued deferred compensation amount from all funds in the John Hancock Funds Complex for Mr. Chapman was $71,309, Mr. Cosgrove was $207,842, Mr. Glavin was $280,472 and for Dr. Moore was $238,982 under the John Hancock Group of Funds Deferred Compensation Plan for Independent Trustees (the "Plan").

+ As of February 28, 2001, Mr. Erdahl resigned as Trustee of the Complex.

All of the officers listed are officers or employees of the Adviser or Affiliated Companies. Some of the Trustees and officers may also be officers or Trustees of one or more of the other funds for which the Adviser serves as investment adviser.

As of February 4, 2002, the officers and Trustees of the Fund as a group beneficially owned less than 1% of the outstanding shares of the Fund. As of that date, the following shareholders beneficially owned 5% or more of outstanding shares of the Fund.

                                                          Percentage of Total
                                       Class              Outstanding Shares of
Name and Address of Shareholders       of Shares          the Class of the Fund
--------------------------------       ---------          ---------------------

MLPF&S For The                               B                     12.56%
Sole Benefit of its Customers
Attn Fund Administration 97HP2
4800 Deer Lake Drive East
 2nd Floor
Jacksonville FL 32246-6484

                                             C                     14.77%
MLPF&S For The
Sole Benefit of its Customers
Attn Fund Administration
4800 Deer Lake Drive East
 2nd Floor
Jacksonville FL 32246-6484


INVESTMENT ADVISORY AND OTHER SERVICES

The Adviser, located at 101 Huntington Avenue, Boston, Massachusetts 02199-7603, was organized in 1968 and has approximately $30 billion in assets under management in its capacity as investment adviser to the Fund and the other funds in the John Hancock group of funds as well as retail and institutional privately managed accounts. The Adviser is an affiliate of the Life Company, one of the most recognized and respected financial institutions in the nation. With total assets under management of more than $100 billion, the Life Company is one of the ten largest life insurance companies in the United States, and carries a high rating from Standard & Poor's and A. M. Best. Founded in 1862, the Life Company has been serving clients for over 130 years.

The Sub-Adviser, Independence (formerly Independence Investment Associates, Inc.), located at 53 State Street, Boston, Massachusetts 02109, was organized in 1982 and currently manages over $38 billion in assets for primarily institutional clients. The Sub-Adviser is a wholly-owned indirect subsidiary of the Life Company.

The Fund has entered into an investment management contract with the Adviser (the "Advisory Agreement") which was approved by the Fund's shareholders. Pursuant to the Advisory Agreement, the Adviser, in conjunction with the Sub-Adviser will: (a) furnish continuously an investment program for the Fund and determine, subject to the overall supervision and review of the Trustees, which investments should be purchased, held, sold or exchanged and (b) provide supervision over all aspects of the Fund's operations except those which are delegated to a custodian, transfer agent or other agent.

The Adviser has entered into a Sub-Advisory Agreement with the Sub-Adviser under which the Sub-Adviser, subject to the review of the Trustees and the overall supervision of the Adviser, is responsible for managing the investment operations of the Fund and the composition of the Fund's portfolio and furnishing the Fund with advice and recommendations with respect to investments, investment policies and the purchase and sale of securities.

The Fund bears all costs of its organization and operation, including but not limited to expenses of preparing, printing and mailing all shareholders' reports, notices, prospectuses, proxy statements and reports to regulatory agencies; expenses relating to the issuance, registration and qualification of shares; government fees; interest charges; expenses of furnishing to shareholders their account statements; taxes; expenses of redeeming shares; brokerage and other expenses connected with the execution of portfolio securities transactions; expenses pursuant to the Fund's plan of distribution; fees and expenses of custodians including those for keeping books and accounts maintaining a committed line of credit and calculating the net asset value of shares; fees and expenses of transfer agents and dividend disbursing agents; legal, accounting, financial, management, tax and auditing fees and expenses of the Fund (including an allocable portion of the cost of the Adviser's employees rendering such services to the Fund; the compensation and expenses of Trustees who are not otherwise affiliated with the Trust, the Adviser or any of their affiliates; expenses of Trustees' and shareholders' meetings; trade association memberships; insurance premiums; and any extraordinary expenses.

As compensation for its services under the Advisory Agreement, the Fund pays the Adviser monthly a fee based on a stated percentage of the average of the daily net assets of the Fund as follows:

         Average Daily Net Assets                      Annual Rate
         ------------------------                      -----------

         First $750,000,000                            0.75%
         Amount over $750,000,000                      0.70%

From time to time, the Adviser may reduce its fee or make other arrangements to limit the Fund's expenses to a specified percentage of average daily net assets. The Adviser retains the right to reimpose a fee and recover any other payments to the extent that, at the end of any fiscal year, the Fund's annual expenses fall below this limit.

Securities held by the Fund may also be held by other funds or investment advisory clients for which the Adviser, the Sub-Adviser or their respective affiliates provide investment advice. Because of different investment objectives or other factors, a particular security may be bought for one or more funds or clients when one or more are selling the same security. If opportunities for purchase or sale of securities by the Adviser or Sub-Adviser for the Fund or for other funds or clients for which the Adviser or Sub-Adviser renders investment advice arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds or clients in a manner deemed equitable to all of them. To the extent that transactions on behalf of more than one client of the Adviser, the Sub-Adviser or their respective affiliates may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

Pursuant to the Advisory Agreement and Sub-Advisory Agreement, the Adviser and Sub-Adviser are not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which their respective Agreements relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser or Sub-Adviser in the performance of their duties or from their reckless disregard of the obligations and duties under the applicable Agreements.

Under the Advisory Agreement, the Fund may use the name "John Hancock" or any name derived from or similar to it only for so long as the Advisory Agreement or any extension, renewal or amendment thereof remains in effect. If the Advisory Agreement is no longer in effect, the Fund (to the extent that it lawfully can) will cease to use such name or any other name indicating that it is advised by or otherwise connected with the Adviser. In addition, the Adviser or the Life Company may grant the nonexclusive right to use the name "John Hancock" or any similar name to any other corporation or entity, including but not limited to any investment company of which the Life Company or any subsidiary or affiliate thereof or any successor to the business of any subsidiary or affiliate thereof shall be the investment adviser.

Under the Sub-Advisory Agreement, the Fund may use the name "Independence" or any name derived from or similar to it only for so long as the Sub-Advisory Agreement or any extension, renewal or amendment thereof remains in effect. If the Sub-Advisory Agreement is no longer in effect, the Fund (to the extent that it lawfully can) will cease to use such name or any other name indicating that it is advised by or otherwise connected with the Sub-Adviser. In addition, the Sub-Adviser or the Life Company may grant the nonexclusive right to use the name "Independence" or any similar name to any other corporation or entity, including but not limited to any investment company of which the Sub-Adviser or any subsidiary or affiliate thereof or any successor to the business of any subsidiary or affiliate thereof shall be the investment adviser.


The Fund's Board of Trustees is responsible for overseeing the performance of the Fund's investment Adviser and Sub-adviser and determining whether to approve and renew the Fund's Advisory Agreement and Sub-Advisory Agreement. The Board has a standing request that the Adviser provide the Board with certain information the Board has deemed important to evaluating the short- and long-term performance of the Adviser and Sub-Adviser. This information includes periodic performance analysis and status reports from the Adviser and quarterly Portfolio and Investment Performance Reports. The Fund's portfolio managers meet with the Board from time to time to discuss the management and performance of the Fund and respond to the Board's questions concerning the performance of the Adviser. When the Board considers whether to renew an investment advisory contract, the Board takes into account numerous factors, including: (1) the nature, extent and quality of the services provided by the Adviser and Sub-adviser; (2) the investment performance of the Fund; (3) the fair market value of the services provided by the Adviser and Sub-Adviser; (4) a comparative analysis of expense ratios of, and advisory fees paid by, similar funds; (5) the extent to which the Adviser has realized or will realize economies of scale as the Fund grows; (6) other sources of revenue to the

Adviser or its affiliates from its relationship with the Fund and intangible or "fall-out" benefits that accrue to the adviser and its affiliates, if relevant; and (7) the Adviser's control of the operating expenses of the fund, such as transaction costs, including ways in which portfolio transactions for the fund are conducted and brokers are selected.

The primary factors underlying the Board's decision to renew the Fund's Advisory Agreement and Sub-Advisory Agreement were as follows:

o The Board determined that the performance results of the Fund and the Adviser and Sub-Adviser's responsive actions were reasonable, as compared with relevant performance standards, including the performance results of comparable large-cap core funds derived from data provided by Lipper Inc. and appropriate market indexes.

o The Board decided that the advisory fee paid by the Fund was reasonable based on the average advisory fee for comparable funds. The Board also took into account the nature of the fee arrangements which include breakpoints that will adjust the fee downward as the size of the Fund's portfolio increases.

o The Board evaluated the Adviser and Sub-Adviser's investment staff and portfolio management process, and reviewed the composition and overall performance of the Fund's portfolio on both a short-term and long-term basis. The Board considered whether the Fund should obtain alternative portfolio management services and concluded that, under all the circumstances and based on its informed business judgement, the most appropriate course of action in the best interest of the Fund's shareholders was to renew the agreements with the Adviser and Sub-Adviser.


The continuation of the Advisory Agreement was approved by all Trustees. The Advisory Agreement and Sub-Advisory Agreement discussed below, will continue in effect from year to year, provided that its continuance is approved annually both by (i) by the holders of a majority of the outstanding voting securities of the Trust or by the Trustees, and (ii) by a majority of the Trustees who are not parties to the Agreement or "interested persons" of any such parties. Both agreements may be terminated on 60 days written notice by any party or by a vote of a majority of the outstanding voting securities of the Fund and will terminate automatically if it is assigned. The Sub-Advisory Agreement terminates automatically upon the termination of the Advisory Agreement.

As provided in the Sub-Advisory Agreement, the Adviser (not the Fund) pays the Sub-Adviser a quarterly subadvisory fee at the annual rate of 55% of the management fee paid by the Fund to the Adviser for the preceding three months.


For the fiscal years ended December 31, 1999, 2000 and 2001, the Adviser received fees of $6,706,432, $7,228,394 and $5,665,542, respectively.

Accounting and Legal Services Agreement. The Trust, on behalf of the Fund, is a party to an Accounting and Legal Services Agreement with the Adviser. Pursuant to this agreement, the Adviser provides the Fund with certain tax, accounting and legal services. For the fiscal years ended December 31, 1999, 2000 and 2001, the Fund paid the Adviser $163,633, $183,911 and $153,343 for services under this Agreement.


Personnel of the Adviser and its affiliates may trade securities for their personal accounts. The Fund also may hold, or may be buying or selling, the same securities. To prevent the Fund from being disadvantaged, the adviser(s), principal underwriter and the Fund have adopted a code of ethics which restricts the trading activity of those personnel.

DISTRIBUTION CONTRACTS

The Fund has a Distribution Agreement with John Hancock Funds. Under the agreement, John Hancock Funds is obligated to use its best efforts to sell shares of each class of the Fund. Shares of the Fund are also sold by selected broker-dealers (the "Selling Brokers") which have entered into selling agency agreements with John Hancock Funds. These Selling Brokers are authorized to designate other intermediaries to receive purchase and redemption orders on behalf of the Fund. John Hancock Funds accepts orders for the purchase of the shares of the Fund which are continually offered at net asset value next determined, plus any applicable sales charge, if any. In connection with the sale of shares, John Hancock Funds and Selling Brokers receive compensation from a sales charge imposed, in the case of Class A and Class C shares, at the time of sale. In the case of Class B or Class C shares, the broker receives compensation immediately but John Hancock Funds is compensated on a deferred basis.


Total underwriting commissions for sales of the Fund's Class A shares for the fiscal years ended December 31, 1999, 2000 and 2001 were $2,540,595, $1,710,397 and $557,600, respectively. Of such amounts $229,219, $254,649 and $30,951, respectively, were retained by John Hancock Funds. The underwriting commissions for sales of the Fund's Class C shares for the fiscal year ended December 31, 2001 was $85,743. The remainder of the underwriting commissions were reallowed to Selling Brokers.

The Fund's Trustees adopted Distribution Plans with respect to each class of shares (the "Plans") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plans, the Fund will pay distribution and service fees at an aggregate annual rate of up to 0.30% for Class A shares and 1.00% for Class B and Class C shares of the Fund's average daily net assets attributable to shares of that class. However, the service fees will not exceed 0.25% of the Fund's average daily net assets attributable to each class of shares. The distribution fees will be used to reimburse John Hancock Funds for its distribution expenses, including but not limited to: (i) initial and ongoing sales compensation to Selling Brokers and others (including affiliates of John Hancock Funds) engaged in the sale of Fund shares; (ii) marketing, promotional and overhead expenses incurred in connection with the distribution of Fund shares; and (iii) with respect to Class B and Class C shares only, interest expenses on unreimbursed distribution expenses. The service fees will be used to compensate Selling Brokers and others for providing personal and account maintenance services to shareholders. In the event that John Hancock Funds is not fully reimbursed for payments or expenses it incurs under the Class A Plan, these expenses will not be carried beyond twelve months from the date they were incurred. Unreimbursed expenses under the Class B and Class C Plans will be carried forward together with interest on the balance of these unreimbursed expenses. The Fund does not treat unreimbursed expenses under the Class B and Class C Plans as a liability of the Fund because the Trustees may terminate the Class B and /or Class C Plans at any time with no additional liability for these expenses to the shareholders of the Fund. For the fiscal year ended December 31, 2001 an aggregate of $202,270 of distribution expenses or .05% of the average net assets of the Fund's Class B shares was not reimbursed or recovered by John Hancock Funds through the receipt of deferred sales charges or Rule 12b-1 fees in prior periods. For the fiscal year December 31, 2001, an aggregate of $0 of distribution expenses or 0% of the average net assets of the Fund's Class C shares was not reimbursed or recovered by John Hancock Funds through the receipt of deferred sales charges or Rule 12b-1 fees in prior periods.

The Plans and all amendments were approved by the Trustees, including a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plans (the "Independent Trustees"), by votes cast in person at meetings called for the purpose of voting on these Plans.

Pursuant to the Plans, at least quarterly, John Hancock Funds provides the Fund with a written report of the amounts expended under the Plan and the purpose for which these expenditures were made. The Trustees review these reports on a quarterly basis to determine their continued appropriateness.

The Plans provide that they will continue in effect only so long as their continuance is approved at least annually by a majority of both the Trustees and the Independent Trustees. The Plans provide that they may be terminated without penalty (a) by a vote of a majority of the Independent Trustees, (b) by a vote of a majority of the Fund's outstanding shares of the applicable class in each case upon 60 days' written notice to John Hancock Funds, and (c) automatically in the event of assignment. The Plans further provide that they may not be amended to increase the maximum amount of the fees for the services described therein without the approval of a majority of the outstanding shares of the class of the Fund which has voting rights with respect to the Plan. Each Plan provides that no material amendment to the Plan will be effective unless it is approved by a majority vote of the Trustees and the Independent Trustees of the Fund. The holders of Class A, Class B and Class C shares have exclusive voting rights with respect to the Plan applicable to their respective class of shares. In adopting the Plans, the Trustees concluded that, in their judgment, there is a reasonable likelihood that the Plans will benefit the holders of the applicable class of shares of the Fund.

Amounts paid to the John Hancock Funds by any class of shares of the Fund will not be used to pay the expenses incurred with respect to any other class of shares of the Fund; provided, however, that expenses attributable to the Fund as a whole will be allocated, to the extent permitted by law, according to the formula based upon gross sales dollars and/or average daily net assets of each such class, as may be approved from time to time by vote of a majority of the Trustees. From time to time, the Fund may participate in joint distribution activities with other Funds and the costs of those activities will be borne by each Fund in proportion to the relative net asset value of the participating Funds.

During the fiscal year ended December 31, 2001, the Funds paid John Hancock Funds the following amounts of expenses in connection with their services for the Fund.



                                              Expense Items
                                              -------------

                               Printing and
                               Mailing of                             Expenses of       Interest Carrying
                               Prospectus to      Compensation to     John Hancock      or Other Finance
              Advertising      New Shareholders   Selling Brokers     Funds             Charges
              -----------      ----------------   ---------------     -----             -------
Class A       $133,457         $ 4,846            $  416,802          $  346,745        $   0
Class B       $419,648         $16,539            $2,722,313          $1,083,484        $5,252
Class C       $ 27,948         $ 1,784            $  198,078          $   76,706        $   0

SALES COMPENSATION

As part of their business strategies, the Fund, along with John Hancock Funds, pays compensation to financial services firms that sell the Fund's shares. These firms typically pass along a portion of this compensation to your broker financial representative.

The two primary sources of broker compensation payments are: (1) the 12b-1 fees that are paid out of the Fund's assets and (2) sales charges paid by investors. The sales charges and 12b-1 fees are detailed in the prospectus and under the "Distribution Contracts" in this Statement of Additional Information. The portions of these expenses that are paid to financial services firms are shown on the next page.

Whenever you make an investment in the Fund, the financial services firm receives a reallowance/payment, as described below. The firm also receives the first year's 12b-1 service fee at this time. Beginning with the second year after an investment is made, the financial services firm receives an annual 12b-1 service fee of 0.25% of its total eligible fund net assets. This fee is paid quarterly in arrears by the Fund.


In addition, from time to time, John Hancock Funds, at its expense, may provide significant additional compensation to financial services firms in connection with their promotion of the Fund and sale of shares of the Fund. Such compensation provided by John Hancock Funds may include, for example, financial assistance to financial services firms in connection with their marketing and sales development programs for their registered representatives and other employees, as well as payment for travel expenses, including lodging, incurred by registered representatives and other employees for such marketing and sales development programs, as well as assistance for seminars for the public, advertising and sales campaigns regarding one or more Funds, and other financial services firms-sponsored events or activities. From time to time, John Hancock Funds may provide expense reimbursements for special training of a financial services firm's registered representatives and other employees in group meetings. Other compensation, such as asset retention fees, finder's fees and reimbursement for wire transfer fees, may be offered to the extent not prohibited by law or any self-regulatory agency, such as the NASD.

                                                       Broker Receives          Broker Receives
                               Sales charge            Maximum                  12b-1 Service      Total Broker
                               paid by investors       Reallowance              fee (% of net      Compensation (1)
Class A investments            (% of offering price)   (% of offering price)    investment) (3)    (% of offering price)
-------------------            ---------------------   ---------------------    ---------------    ---------------------

Up to $49,999                  5.00%                   4.01%                    0.25%              4.25%
$50,000 - $99,999              4.50%                   3.51%                    0.25%              3.75%
$100,000 - $249,999            3.50%                   2.61%                    0.25%              2.85%
$250,000 - $499,999            2.50%                   1.86%                    0.25%              2.10%
$500,000 - $999,999            2.00%                   1.36%                    0.25%              1.60%

Investments of
Class A shares of
$1 million or more (4)
----------------------

First $1M - $4,999,999         --                      0.75%                    0.25%              1.00%
Next $1 - $5M above that       --                      0.25%                    0.25%              0.50% (2)
Next $1 or more above that     --                      0.00%                    0.25%              0.25% (2)

                                                       Broker Receives          Broker Receives
                                                       Maximum                  12b-1Service fee   Total Broker
                                                       Reallowance              (% of net          Compensation (1)
Class B investments                                    (% of offering price)    investment) (3)    (% of offering price)
-------------------                                    ---------------------    ---------------    ---------------------

All amounts                    --                      3.75%                    0.25%              4.00%

                                                       Broker Receives          Broker Receives
                                                       Maximum                  12b-1Service fee   Total Broker
                                                       Reallowance              (% of net          Compensation (1)
Class C investments                                    (% of offering price)    investment) (3)    (% of offering price)
-------------------                                    ---------------------    ---------------    ---------------------

Over $1,00,000 or amounts
purchased                      --                      0.75%                    0.25%              1.00%
At NAV
All other amounts              1.00%                   1.75%                    0.25%              2.00%

(1) Broker percentages and 12b-1 service fee percentages are calculated from different amounts, and therefore may not equal total boker compensation percentages if combined using simple addition.

(2) For Group Investment Programs sales, the maximum totalbroker compensation for investments of $1 million or more is 1.00% of the offering price (one year CDSC of 1.00% applies for each sale).

(3) After first year broker receives 12b-1 service fees quarterly in arrears.

(4) John Hancock Funds may reduce ggregate investments by the amount of recent redemptions.

CDSC revenues collected by John Hancock Funds may be used to pay broker commissions when there is no initial sales charge.

NET ASSET VALUE

For purposes of calculating the net asset value ("NAV") of the Fund's shares, the following procedures are utilized wherever applicable.

Debt investment securities are valued on the basis of valuations furnished by a principal market maker or a pricing service, both of which generally utilize electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities without exclusive reliance upon quoted prices.

Equity securities traded on a principal exchange or NASDAQ National Market Issues are generally valued at last sale price on the day of valuation. Securities in the aforementioned category for which no sales are reported and other securities traded over-the-counter are generally valued at the last available bid price.

Short-term debt investments which have a remaining maturity of 60 days or less are generally valued at amortized cost which approximates market value. If market quotations are not readily available or if in the opinion of the Adviser any quotation or price is not representative of true market value, the fair value of the security may be determined in good faith in accordance with procedures approved by the Trustees.

Foreign securities are valued on the basis of quotations from the primary market in which they are traded. Any assets or liabilities expressed in terms of foreign currencies are translated into U.S. dollars by the custodian bank based on London currency exchange quotations as of 5:00 p.m., London time (12:00 noon, New York time) on the date of any determination of the Fund's NAV. If quotations are not readily available, or the value has been materially affected by the events occurring after the closing of a foreign market, assets are valued by a method that the Trustees believe accurately reflects fair value.

The NAV of each Fund and class is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4:00 p.m. Eastern
Time) by dividing the a class's net assets by the number of it shares outstanding. On any day an international market is closed and the New York Stock Exchange is open, any foreign securities will be valued at the prior day's close with the current day's exchange rate. Trading of foreign securities may take place on Saturdays and U.S. business holidays on which the Fund's NAV is not calculated. Consequently, the Fund's portfolio securities may trade and the NAV of the Fund's redeemable securities may be significantly affected on days when a shareholder has no access to the Fund.

INITIAL SALES CHARGE ON CLASS A AND CLASS C SHARES

Shares of the Fund are offered at a price equal to their net asset value plus a sales charge which, at the option of the purchaser, may be imposed either at the time of purchase (the "initial sales charge alternative") or on a contingent deferred basis (the "deferred sales charge alternative"). The Fund no longer issues share certificates, all shares are electronically recorded. The Trustees reserve the right to change or waive the Fund's minimum investment requirements and to reject any order to purchase shares (including purchase by exchange) when in the judgment of the Adviser such rejection is in the Fund's best interest.

The sales charges applicable to purchases of Class A and Class C shares of the Fund are described in the Prospectus. Methods of obtaining reduced sales charges referred to generally in the Prospectus are described in detail below. In calculating the sales charge applicable to current purchases of Class A shares of the Fund, the investor is entitled to cumulate current purchases with the greater of the current value (at offering price) of the Class A shares of the Fund, or if John Hancock Signature Services, Inc. ("Signature Services") is notified by the investor's dealer or the investor at the time of the purchase, the cost of the Class A shares owned.

Without Sales Charge. Class A shares may be offered without a front-end sales charge or contingent deferred sales charges ("CDSC") to various individuals and institutions as follows:

o A Trustee or officer of the Trust; a Director or officer of the Adviser and its affiliates, sub-adviser or Selling Brokers; employees or sales representatives of any of the foregoing; retired officers, employees or Directors of any of the foregoing; a member of the immediate family (spouse, children, grandparents, grandchildren, mother, father, sister, brother, mother-in-law, father-in-law, daughter-in-law, son-in-law, niece, nephew and same sex domestic partner) of any of the foregoing; or any fund, pension, profit sharing or other benefit plan for the individuals described above.

o A broker, dealer, financial planner, consultant or registered investment advisor that has entered into a signed agreement with John Hancock Funds providing specifically for the use of fund shares in fee-based investment products or services made available to their clients.

o A former participant in an employee benefit plan with John Hancock funds, when he or she withdraws from his or her plan and transfers any or all of his or her plan distributions directly to the Fund.

o A member of a class action lawsuit against insurance companies who is investing settlement proceeds.

o Retirement plans participating in Merrill Lynch servicing programs, if the Plan has more than $3 million in assets or 500 eligible employees at the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement. See your Merrill Lynch financial consultant for further information.

o Retirement plans investing through the PruArray Program sponsored by Prudential Securities.

o Pension plans transferring assets from a John Hancock variable annuity contract to the Fund pursuant to an exemptive application approved by the Securities and Exchange Commission.

o Participant directed retirement plans with at least 100 eligible employees at the inception of the Fund account. Each of these investors may purchase Class A shares with no initial sales charge. However, for each Fund, if the shares are redeemed within 12 months after the end of the calendar year in which the purchase was made, a CDSC will be imposed at the following rate:

       Amount Invested                                     CDSC RATE
       ---------------                                     ---------

       $1 to $4,999,000                                        1.00%
       Next $5 million to $9,999,999                           0.50%
       Amounts of $10 million and over                         0.25%

Class C shares may be offered without a front-end sales charge to:

o     Investments of redemption proceeds from a non-John Hancock mutual fund.

o Group Retirement plan products for which John Hancock Signature Services performs recordkeeping and administrative services. (These plans include 403(b), Simple IRA, SEP and SARSEP plans.) Also included are plans formerly record kept by John Hancock Signature Services (including 401(k)).

o Group Retirement plan products sold through third party administrators under the John Hancock SELECT retirement plan program. (These plans include 401(k), Money Purchase and Profit Sharing plans.)

o An investor who buys through Merrill Lynch omnibus account. However, a CDSC may apply if the shares are sold within 12 months of purchase.

Class A and Class C shares may also be purchased without an initial sales charge in connection with certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies.

Combination Privilege. In calculating the sales charge applicable to purchases of Class A shares made at one time, the purchases will be combined to reduce sales charges if made by (a) an individual, his or her spouse and their children under the age of 21, purchasing securities for his or their own account, (b) a trustee or other fiduciary purchasing for a single trust, estate or fiduciary account and (c) groups which qualify for the Group Investment Program (see below). A company's (not an individual's) qualified and non-qualified retirement plan investments can be combined to take advantage of this privilege. Further information about combined purchases, including certain restrictions on combined group purchases, is available from Signature Services or a Selling Broker's representative.

Accumulation Privilege. Investors (including investors combining purchases) who are already Class A shareholders may also obtain the benefit of the reduced sales charge by taking into account not only the amount being invested but also the investor's purchase price or current value of the Class A shares of all John Hancock funds which carry a sales charge already held by such person. Class A shares of John Hancock money market funds will only be eligible for the accumulation privilege if the investor has previously paid a sales charge on the amount of those shares. Retirement plan investors may include the value of Class B shares if Class B shares held are greater than $1 million. Retirement plans must notify Signature Services to utilize. A company's (not an individual's) qualified and non-qualified retirement plan investments can be combined to take advantage of this privilege.

Group Investment Program. Under the Combination and Accumulation Privileges, all members of a group may combine their individual purchases of Class A shares to potentially qualify for breakpoints in the sales charge schedule. This feature is provided to any group which (1) has been in existence for more than six months, (2) has a legitimate purpose other than the purchase of mutual fund shares at a discount for its members, (3) utilizes salary deduction or similar group methods of payment, and (4) agrees to allow sales materials of the fund in its mailings to members at a reduced or no cost to John Hancock Funds.

Letter of Intention. Reduced sales charges are also applicable to investments made pursuant to a Letter of Intention (the "LOI"), which should be read carefully prior to its execution by an investor. The Fund offers two options regarding the specified period for making investments under the LOI. All investors have the option of making their investments over a specified period of thirteen (13) months. Investors who are using the Fund as a funding medium for a retirement plan, however, may opt to make the necessary investments called for by the LOI over a forty-eight (48) month period. These retirement plans include traditional, Roth and Education IRAs, SEP, SARSEP, 401(k), 403(b) (including
TSAs), SIMPLE IRA, SIMPLE (401(k), Money purchase pension, Profit Sharing and
Section 457 plans. An individual's non-qualified and qualified retirement plan investments cannot be combined to satisfy an LOI of 48 months. Such an investment (including accumulations and combinations but not including reinvested dividends) must aggregate $50,000 or more during the specified period from the date of the LOI or from a date within ninety (90) days prior thereto, upon written request to Signature Services. The sales charge applicable to all amounts invested under the LOI is computed as if the aggregate amount intended to be invested had been invested immediately. If such aggregate amount is not actually invested, the difference in the sales charge actually paid and the sales charge payable had the LOI not been in effect is due from the investor. However, for the purchases actually made within the specified period (either 13 or 48 months) the sales charge applicable will not be higher than that which would have applied (including accumulations and combinations) had the LOI been for the amount actually invested.

The LOI authorizes Signature Services to hold in escrow sufficient Class A shares (approximately 5% of the aggregate) to make up any difference in sales charges on the amount intended to be invested and the amount actually invested, until such investment is completed within the specified period, at which time the escrow shares will be released. If the total investment specified in the LOI is not completed, the Class A shares held in escrow may be redeemed and the proceeds used as required to pay such sales charge as may be due. By signing the LOI, the investor authorizes Signature Services to act as his attorney-in-fact to redeem any escrowed Class A shares and adjust the sales charge, if necessary. A LOI does not constitute a binding commitment by an investor to purchase, or by the Fund to sell, any additional Class A shares and may be terminated at any time.

DEFERRED SALES CHARGE ON CLASS B AND CLASS C SHARES

Investments in Class B shares are purchased at net asset value per share without the imposition of an initial sales charge so the Fund will receive the full amount of the purchase payment.

Contingent Deferred Sales Charge. Class B and Class C shares which are redeemed within six years or one year of purchase, respectively will be subject to a CDSC at the rates set forth in the Prospectus as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the current market value or the original purchase cost of the Class B or Class C shares being redeemed. No CDSC will be imposed on increases in account value above the initial purchase price or on shares derived from reinvestment of dividends or capital gains distributions.

Class B shares are not available to retirement plans that had more than 100 eligible employees at the inception of the Fund account.

The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of both Class B and Class C shares, all payments during a month will be aggregated and deemed to have been made on the first day of the month.

In determining whether a CDSC applies to a redemption, the calculation will be determined in a manner that results in the lowest possible rate being charged. It will be assumed that your redemption comes first from shares you have held beyond the six-year CDSC redemption period for Class B or one year CDSC redemption period for Class C or those you acquired through dividend and capital gain reinvestment, and next from the shares you have held the longest during the six-year period for Class B shares. For this purpose, the amount of any increase in a share's value above its initial purchase price is not subject to a CDSC. Thus, when a share that has appreciated in value is redeemed during the CDSC period, a CDSC is assessed only on its initial purchase price.

When requesting a redemption for a specific dollar amount please indicate if you require the proceeds to equal the dollar amount requested. If not indicated, only the specified dollar amount will be redeemed from your account and the proceeds will be less any applicable CDSC.

Example:

You have purchased 100 Class B shares at $10 per share. The second year after your purchase, your investment's net asset value per share has increased by $2 to $12, and you have gained 10 additional shares through dividend reinvestment. If you redeem 50 shares at this time your CDSC will be calculated as follows:

      o Proceeds of 50 shares redeemed at $12 per shares (50 x 12)     $600.00
      o *Minus Appreciation ($12 - $10) x 100 shares                   (200.00)
      o Minus proceeds of 10 shares not subject to CDSC (dividend
        reinvestment)                                                  (120.00)
                                                                       --------
      o Amount subject to CDSC                                         $280.00

      *The appreciation is based on all 100 shares in the account not just the shares being redeemed.

Proceeds from the CDSC are paid to John Hancock Funds and are used in whole or in part by John Hancock Funds to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of the Class B and Class C shares, such as the payment of compensation to select Selling Brokers for selling Class B and Class C shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the Fund to sell the Class B and Class C shares without a sales charge being deducted at the time of the purchase.

Waiver of Contingent Deferred Sales Charge. The CDSC will be waived on redemptions of Class B and Class C shares and of Class A shares that are subject to a CDSC, unless indicated otherwise, in the circumstances defined below:

For all account types:

* Redemptions made pursuant to the Fund's right to liquidate your account if you own shares worth less than $1,000.

* Redemptions made under certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies.

* Redemptions due to death or disability. (Does not apply to trust accounts unless trust is being dissolved.)

* Redemptions made under the Reinstatement Privilege, as described in "Sales Charge Reductions and Waivers" of the Prospectus.


* Redemptions of Class B and Class C shares made under a periodic withdrawal plan or redemptions for fees charged by planners or advisors for advisory services, as long as your annual redemptions do not exceed 12% of your account value, including reinvested dividends, at the time you established your periodic withdrawal plan and 12% of the value of subsequent investments (less redemptions) in that account at the time you notify Signature Services. (Please note that this waiver does not apply to periodic withdrawal plan redemptions of Class A shares that are subject to a CDSC).


* Redemptions by Retirement plans participating in Merrill Lynch servicing programs, if the Plan has less than $3 million in assets or 500 eligible employees at the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement. See your Merrill Lynch financial consultant for further information.

* Redemptions of Class A shares by retirement plans that invested through the PruArray Program sponsored by Prudential Securities.

* Redemptions of Class A shares made after one year from the inception date of a retirement plan at John Hancock.

For Retirement Accounts (such as traditional, Roth and Education IRAs, SIMPLE IRAs, SIMPLE 401(k), Rollover IRA, TSA, 457, 403(b), 401(k), Money Purchase Pension Plan, Profit-Sharing Plan and other plans as described in the Internal Revenue Code) unless otherwise noted.

* Redemptions made to effect mandatory or life expectancy distributions under the Internal Revenue Code. (Waiver based on required minimum distribution calculations for John Hancock Mutual Fund IRA assets only.)

*     Returns of excess contributions made to these plans.

* Redemptions made to effect distributions to participants or beneficiaries from employer sponsored retirement plans under sections 401(a) (such as Money Purchase Pension Plans and Profit-Sharing/401(k) Plans), 457 and 408 (SEPs and SIMPLE IRAs) of the Internal Revenue Code.

* Redemptions from certain IRA and retirement plans that purchased shares prior to October 1, 1992 and certain IRA accounts that purchased shares prior to May 15, 1995.

Please see matrix for some examples.

---------------------------------------------------------------------------------------------------------------
Type of                 401 (a) Plan      403 (b)           457              IRA, IRA          Non-retirement
Distribution            (401 (k), MPP,                                       Rollover
                        PSP) 457 & 408
                        (SEPs & Simple
                        IRAs)
---------------------------------------------------------------------------------------------------------------
Death or Disability     Waived            Waived            Waived           Waived            Waived
---------------------------------------------------------------------------------------------------------------
Over 70 1/2             Waived            Waived            Waived           Waived for        12% of account
                                                                             required          value annually
                                                                             minimum           in periodic
                                                                             distributions*    payments
                                                                             or 12% of
                                                                             account value
                                                                             annually in
                                                                             periodic
                                                                             payments.
---------------------------------------------------------------------------------------------------------------
Between 59 1/2          Waived            Waived            Waived           Waived for Life   12% of account
and 70 1/2                                                                   Expectancy or     value annually
                                                                             12% of account    in periodic
                                                                             value annually    payments
                                                                             in periodic
                                                                             payments.
---------------------------------------------------------------------------------------------------------------
Under 59 1/2            Waived for        Waived for        Waived for       Waived for        12% of account
(Class B and            annuity           annuity           annuity          annuity           value annually
Class C only)           payments (72t)    payments (72t)    payments (72t)   payments (72t)    in periodic
                        or 12% of         or 12% of         or 12% of        or 12% of         payments
                        account value     account value     account value    account value
                        annually in       annually in       annually in      annually in
                        periodic          periodic          periodic         periodic
                        payments.         payments.         payments.        payments.
---------------------------------------------------------------------------------------------------------------
Loans                   Waived            Waived            N/A              N/A               N/A
---------------------------------------------------------------------------------------------------------------
Termination of Plan     Not Waived        Not Waived        Not Waived       Not Waived        N/A
---------------------------------------------------------------------------------------------------------------
Hardships               Waived            Waived            Waived           N/A               N/A
---------------------------------------------------------------------------------------------------------------
Qualified Domestic      Waived            Waived            Waived           N/A               N/A
Relations Orders
---------------------------------------------------------------------------------------------------------------
Termination of          Waived            Waived            Waived           N/A               N/A
Employment Before
Normal Retirement Age
---------------------------------------------------------------------------------------------------------------
Return of Excess        Waived            Waived            Waived           Waived            N/A
---------------------------------------------------------------------------------------------------------------


*Required minimum distributions based on John Hancock Mutual Fund IRA assets only.

If you qualify for a CDSC waiver under one of these situations, you must notify Signature Services at the time you make your redemption. The waiver will be granted once Signature Services has confirmed that you are entitled to the waiver.

SPECIAL REDEMPTIONS

Although it would not normally do so, the Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities as prescribed by the Trustees. When the shareholder sells portfolio securities received in this fashion, the shareholder will incur a brokerage charge. Any such securities would be valued for the purposes of making such payment at the same value as used in determining net asset value. The Fund has elected to be governed by Rule 18f-1 under the Investment Company Act. Under that rule, the Fund must redeem its shares for cash except to the extent that the redemption payments to any shareholder during any 90-day period would exceed the lesser of $250,000 or 1% of the Fund's net asset value at the beginning of such period.

ADDITIONAL SERVICES AND PROGRAMS

Exchange Privilege. The Fund permits exchanges of shares of any class of a Fund for shares of the same class in any other John Hancock fund offering that class.

Exchanges between funds with shares that are not subject to a CDSC are based on their respective net asset values. No sales charge or transaction charge is imposed. Shares of the Fund which are subject to a CDSC may be exchanged into shares of any of the other John Hancock funds that are subject to a CDSC without incurring the CDSC; however, the shares acquired in an exchange will be subject to the CDSC schedule of the shares acquired if and when such shares are redeemed (except that shares exchanged into John Hancock 500 Index Fund will retain the exchanged fund's CDSC schedule). For purposes of computing the CDSC payable upon redemption of shares acquired in an exchange, the holding period of the original shares is added to the holding period of the shares acquired in an exchange.

If a retirement plan exchanges the plan's Class A account in its entirety from the Fund to a non-John Hancock investment, the one-year CDSC applies.

If a shareholder exchanges Class B shares purchased prior to January 1, 1994 for Class B shares of any other John Hancock fund, the acquired shares will continue to be subject to the CDSC schedule that was in effect when the exchanged shares were purchased.

The Fund reserves the right to require that previously exchanged shares (and reinvested dividends) be in the Fund for 90 days before a shareholder is permitted a new exchange.

The Fund may refuse any exchange order. The Fund may change or cancel its exchange policies at any time, upon 60 days' notice to its shareholders.

An exchange of shares is treated as a redemption of shares of one fund and the purchase of shares of another for Federal Income Tax purposes. An exchange may result in a taxable gain or loss. See "TAX STATUS".

Systematic Withdrawal Plan. The Fund permits the establishment of a Systematic Withdrawal Plan. Payments under this plan represent proceeds arising from the redemption of the Fund shares. Since the redemption price of the Fund shares may be more or less than the shareholder's cost, depending upon the market value of the securities owned by the Fund at the time of redemption, the distribution of cash pursuant to this plan may result in realization of gain or loss for purposes of Federal, state and local income taxes. The maintenance of a Systematic Withdrawal Plan concurrently with purchases of additional shares of the Fund could be disadvantageous to a shareholder because of the initial sales charge payable on such purchases of Class A shares and the CDSC imposed on redemptions of Class B and Class C shares and because redemptions are taxable events. Therefore, a shareholder should not purchase shares at the same time that a Systematic Withdrawal Plan is in effect. The Fund reserves the right to modify or discontinue the Systematic Withdrawal Plan of any shareholder on 30 days' prior written notice to such shareholder, or to discontinue the availability of such plan in the future. The shareholder may terminate the plan at any time by giving proper notice to Signature Services.

Monthly Automatic Accumulation Program ("MAAP"). The program is explained in the Prospectus. The program, as it relates to automatic investment checks, is subject to the following conditions:

The investments will be drawn on or about the day of the month indicated.

The privilege of making investments through the MAAP may be revoked by Signature Services without prior notice if any investment is not honored by the shareholder's bank. The bank shall be under no obligation to notify the shareholder as to the nonpayment of any checks.

The program may be discontinued by the shareholder either by calling Signature Services or upon written notice to Signature Services which is received at least five (5) business days prior to the due date of any investment.

Reinstatement or Reinvestment Privilege. If Signature Services is notified prior to reinvestment, a shareholder who has redeemed Fund shares may, within 120 days after the date of redemption, reinvest without payment of a sales charge any part of the redemption proceeds in shares of the same class of the Fund or another John Hancock fund, subject to the minimum investment limit of that fund. The proceeds from the redemption of Class A shares may be reinvested at net asset value without paying a sales charge in Class A shares of the Fund or in Class A shares of any John Hancock fund. If a CDSC was paid upon a redemption, a shareholder may reinvest the proceeds from this redemption at net asset value in additional shares of the class from which the redemption was made. The shareholder's account will be credited with the amount of any CDSC charged upon the prior redemption and the new shares will continue to be subject to the CDSC. The holding period of the shares acquired through reinvestment will, for purposes of computing the CDSC payable upon a subsequent redemption, include the holding period of the redeemed shares.

To protect the interests of other investors in the Fund, the Fund may cancel the reinvestment privilege of any parties that, in the opinion of the Fund, are using market timing strategies or making more than seven exchanges per owner or controlling party per calendar year. Also, the Fund may refuse any reinvestment request.

The Fund may change or cancel its reinvestment policies at any time.

A redemption or exchange of Fund shares is a taxable transaction for Federal income tax purposes even if the reinvestment privilege is exercised, and any gain or loss realized by a shareholder on the redemption or other disposition of Fund shares will be treated for tax purposes as described under the caption "TAX STATUS."

Retirement plans participating in Merrill Lynch's servicing programs:

Class A shares are available at net asset value for plans with $3 million in plan assets or 500 eligible employees at the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement. If the plan does not meet either of these limits, Class A shares are not available.

For participating retirement plans investing in Class B shares, shares will convert to Class A shares after eight years, or sooner if the plan attains assets of $5 million (by means of a CDSC-free redemption/purchase at net asset value).

PURCHASES AND REDEMPTIONS THROUGH THIRD PARTIES

Shares of the Fund may be purchased or redeemed through certain broker-dealers or Service Agents ("Brokers"). Brokers may charge for their services or place limitations on the extent to which you may use the services of the Fund. The Fund will be deemed to have received a purchase or redemption order when an authorized broker, or if applicable, a broker's authorized designee, receives the order. If a broker is an agent or designee of the Fund, orders are processed at the NAV next calculated after the broker receives the order. The broker must segregate any orders it receives after the close of regular trading on the New York Stock Exchange and transmit those orders to the Fund for execution at NAV next determined. Some brokers that maintain nominee accounts with the Fund for their clients charge an annual fee on the average net assets held in such accounts for accounting, servicing, and distribution services they provide with respect to the underlying Fund shares. The Adviser, the Fund, and/or John Hancock Funds, Inc. (the Fund's principal distributor), share in the expense of these fees.

DESCRIPTION OF THE FUND'S SHARES

The Trustees of the Trust are responsible for the management and supervision of the Fund. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of the Fund without par value. Under the Declaration of Trust, the Trustees have the authority to create and classify shares of beneficial interest in separate series and classes without further action by shareholders. As of the date of this Statement of Additional Information, the Trustees have authorized shares of the Fund. Additional series may be added in the future. The Trustees have also authorized the issuance of four classes of shares of the Fund, designated as Class A, Class B, Class C and Class I. Class I shares are discussed in a separate Statement of Additional Information.

The shares of each class of the Fund represent an equal proportionate interest in the aggregate net assets attributable to that class of the Fund. Holders of each Class of shares have certain exclusive voting rights on matters relating to their respective distribution plans. The different classes of the Fund may bear different expenses relating to the cost of holding shareholder meetings necessitated by the exclusive voting rights of any class of shares.

Dividends paid by the Fund, if any, with respect to each class of shares will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except for differences resulting from the facts that (i) the distribution and service fees relating to each class will be borne exclusively by that class, (ii) Class B and Class C shares will pay higher distribution and service fees than Class A shares and (iii) each class of shares will bear any class expenses properly allocable to that class of shares, subject to the conditions the Internal Revenue Service imposes with respect to the multiple-class structures. Similarly, the net asset value per share may vary depending on which class of shares are purchased. No interest will be paid on uncashed dividend or redemption checks.

In the event of liquidation, shareholders of each class are entitled to share pro rata in the net assets of the Fund available for distribution to these shareholders. Shares entitle their holders to one vote per share, are freely transferable and have no preemptive, subscription or conversion rights. When issued, shares are fully paid and non-assessable, except as set forth below.

Unless otherwise required by the Investment Company Act or the Declaration of Trust, the Fund has no intention of holding annual meetings of shareholders. Fund shareholders may remove a Trustee by the affirmative vote of at least two-thirds of the Trust's outstanding shares and the Trustees shall promptly call a meeting for such purpose when requested to do so in writing by the record holders of not less than 10% of the outstanding shares of the Trust. Shareholders may, under certain circumstances, communicate with other shareholders in connection with requesting a special meeting of shareholders. However, at any time that less than a majority of the Trustees holding office were elected by the shareholders, the Trustees will call a special meeting of shareholders for the purpose of electing Trustees.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for acts or obligations of the Trust. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts, obligations or affairs of the Fund. The Declaration of Trust also provides for indemnification out of the Fund's assets for all losses and expenses of any shareholder held personally liable by reason of being or having been a shareholder. The Declaration of Trust also provides that no series of the Trust shall be liable for the liabilities of any other series. Furthermore, no fund included in this Fund's prospectus shall be liable for the liabilities of any other John Hancock fund. Liability is therefore limited to circumstances in which the Fund itself would be unable to meet its obligations, and the possibility of this occurrence is remote.

The Fund reserves the right to reject any application which conflicts with the Fund's internal policies or the policies of any regulatory authority. John Hancock Funds does not accept starter, credit card or third party checks. All checks returned by the post office as undeliverable will be reinvested at net asset value in the fund or funds from which a redemption was made or dividend paid. Information provided on the account application may be used by the Fund to verify the accuracy of the information or for background or financial history purposes. A joint account will be administered as a joint tenancy with right of survivorship, unless the joint owners notify Signature Services of a different intent. A shareholder's account is governed by the laws of The Commonwealth of Massachusetts. For telephone transactions, the transfer agent will take measures to verify the identity of the caller, such as asking for name, account number, Social Security or other taxpayer ID number and other relevant information. If appropriate measures are taken, the transfer agent is not responsible for any loss that may occur to any account due to an unauthorized telephone call. Also for your protection telephone transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.

Selling activities for the Fund may not take place outside the U.S. except with U.S. military bases, APO addresses and U.S. diplomats. Brokers of record on Non-U.S. investors' accounts with foreign mailing addresses are required to certify that all sales activities have occurred, and in the future will occur, only in the U.S. A foreign corporation may purchase shares of the Fund only if it has a U.S. mailing address.

TAX STATUS

The Fund is treated as a separate entity for accounting and tax purposes, has qualified and elected to be treated as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and intends to continue to qualify for each taxable year. As such and by complying with the applicable provisions of the Code regarding the sources of its income, the timing of its distributions and the diversification of its assets, the Fund will not be subject to Federal income tax on its taxable income (including net realized capital gains) which is distributed to shareholders in accordance with the timing requirements of the Code.

The Fund will be subject to a 4% nondeductible Federal excise tax on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with annual minimum distribution requirements. The Fund intends under normal circumstances to seek to avoid or minimize liability for this tax by satisfying such distribution requirements.

Distributions from the Fund's current or accumulated earnings and profits ("E&P") will be taxable under the Code for investors who are subject to tax. If these distributions are paid from the Fund's "investment company taxable income," they will be taxable as ordinary income; and if they are paid from the Fund's "net capital gain," they will be taxable as long-term capital gain. (Net capital gain is the excess (if any) of net long-term capital gain over net short-term capital loss, and investment company taxable income is all taxable income and capital gains, other than those gains and losses included in computing net capital gain, after reduction by deductible expenses.). Some distributions may be paid in January but may be taxable to shareholders as if they had been received on December 31 of the previous year. The tax treatment described above will apply without regard to whether distributions are received in cash or reinvested in additional shares of the Fund.

Distributions, if any, in excess of E&P will constitute a return of capital under the Code, which will first reduce an investor's federal tax basis in Fund shares and then, to the extent such basis is exceeded, will generally give rise to capital gains. Shareholders who have chosen automatic reinvestment of their distributions will have a federal tax basis in each share received pursuant to such a reinvestment equal to the amount of cash they would have received had they elected to receive the distribution in cash, divided by the number of shares received in the reinvestment.

If the Fund invests in stock (including an option to acquire stock such as is inherent in a convertible bond) of certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gain) or hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), the Fund could be subject to Federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. An election may be available to ameliorate these adverse tax consequences, but could require the Fund to recognize taxable income or gain without the concurrent receipt of cash. These investments could also result in the treatment of associated capital gains as ordinary income. The Fund may limit and/or manage its holdings in passive foreign investment companies to minimize its tax liability or maximize its return from these investments.

The Fund may be subject to withholding and other taxes imposed by foreign countries with respect to its investments in foreign securities. Some tax conventions between certain countries and the United States may reduce or eliminate such taxes. The Fund does not expect to qualify to pass such taxes through to its shareholders, who consequently will not take such taxes into account on their own tax returns. However, the Fund will deduct such taxes in determining the amount it has available for distribution to shareholders.

The amount of the Fund's net realized capital gains, if any, in any given year will vary depending upon the Adviser's current investment strategy and whether the Adviser believes it to be in the best interest of the Fund to dispose of portfolio securities and/or engage in options, futures or forward transactions will generate capital gains. At the time of an investor's purchase of shares of the Fund, a portion of the purchase price is often attributed to realized or unrealized appreciation in the Fund's portfolio or undistributed taxable income of the Fund. Consequently, subsequent distributions from such appreciation or income may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares, and the distributions (or portions thereof) in reality represent a return of a portion of the purchase price.

Upon a redemption or other disposition of shares (including by exercise of the exchange privilege) in a transaction that is treated as a sale for tax purposes, a shareholder will ordinarily realize a taxable gain or loss depending upon the amount of the proceeds and the investor's basis in his shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands and will be long-term or short-term, depending upon the shareholder's tax holding period for the shares and subject to the special rules described below. A sales charge paid in purchasing shares of the Fund cannot be taken into account for purposes of determining gain or loss on the redemption or exchange of such shares within 90 days after their purchase to the extent shares of the Fund or another John Hancock fund are subsequently acquired without payment of a sales charge pursuant to the reinvestment or exchange privilege. This disregarded charge will result in an increase in the shareholder's tax basis in the shares subsequently acquired. Also, any loss realized on a redemption or exchange may be disallowed to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to an election to reinvest dividends in additional shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized upon the redemption of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares. Shareholders should consult their own tax advisers regarding their particular circumstances to determine whether a disposition of Fund shares is properly treated as a sale for tax purposes, as is assumed in the foregoing discussion.

Although its present intention is to distribute, at least annually, all net capital gain, if any, the Fund reserves the right to retain and reinvest all or any portion of the excess, as computed for Federal income tax purposes, of net long-term capital gain over net short-term capital loss in any year. The Fund will not in any event distribute net long-term capital gains realized in any year to the extent that a capital loss is carried forward from prior years against such gain. To the extent such excess was retained and not exhausted by the carryforward of prior years' capital losses, it would be subject to Federal income tax in the hands of the Fund. Upon proper designation of this amount by the Fund, each shareholder would be treated for Federal income tax purposes as if the Fund had distributed to him on the last day of its taxable year his pro rata share of such excess, and he had paid his pro rata share of the taxes paid by the Fund and reinvested the remainder in the Fund. Accordingly, each shareholder would (a) include his pro rata share of such excess as long-term capital gain income in his tax return for his taxable year in which the last day of the Fund's taxable year falls, (b) be entitled either to a tax credit on his return for, or to a refund of, his pro rata share of the taxes paid by the Fund, and (c) be entitled to increase the adjusted tax basis for his shares in the Fund by the difference between his pro rata share of such excess and his pro rata share of such taxes.


For Federal income tax purposes, the Fund is permitted to carry forward a net capital loss in any year to offset net capital gains, if any, during the eight years following the year of the loss. To the extent subsequent net capital gains are offset by such losses, they would not result in Federal income tax liability to the Fund and, as noted above, would not be distributed as such to shareholders. The Fund has $98,885,432 capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. The entire Fund's carryforward expires on December 31, 2009.


For purposes of the dividends-received deduction available to corporations, dividends received by the Fund, if any, from U.S. domestic corporations in respect of the stock of such corporations held by the Fund, for U.S. Federal income tax purposes, for at least 46 days (91 days in the case of certain preferred stock) during a prescribed period extending before and after each dividend and distributed and properly designated by the Fund may be treated as qualifying dividends. Corporate shareholders must meet the holding period requirements stated above with respect to their shares of the Fund for each dividend in order to qualify for the deduction and, if they have any debt that is deemed under the Code directly attributable to Fund shares, may be denied a portion of the dividends received deduction. The entire qualifying dividend, including the otherwise-deductible amount, will be included in determining the excess (if any) of a corporate shareholder's adjusted current earnings over its alternative minimum taxable income, which may increase its alternative minimum tax liability. Additionally, any corporate shareholder should consult its tax adviser regarding the possibility that its basis in its shares may be reduced, for Federal income tax purposes, by reason of "extraordinary dividends" received with respect to the shares and, to the extent such basis would be reduced below zero, that current recognition of income would be required.

The Fund is required to accrue income on any debt securities that have more than a de minimis amount of original issue discount (or debt securities acquired at a market discount, if the Fund elects to include market discount in income currently) prior to the receipt of the corresponding cash payment. The mark to market or constructive sale rules applicable to certain options, futures, forwards, short sales or other transactions and forward contracts may also require the Fund to recognize income or gain without a concurrent receipt of cash. Additionally, some countries restrict repatriation which may make it difficult or impossible for the Fund to obtain cash corresponding to its earnings or assets in those countries. However, the Fund must distribute to shareholders for each taxable year substantially all of its net income and net capital gains, including such income or gain, to qualify as a regulated investment company and avoid liability for any federal income or excise tax. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy these distribution requirements.

A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent (if any) the Fund's distributions are derived from interest on (or, in the case of intangible property taxes, the value of its assets is attributable to) certain U.S. Government obligations, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. The Fund will not seek to satisfy any threshold or reporting requirements that may apply in particular taxing jurisdictions, although the Fund may in its sole discretion provide relevant information to shareholders.

The Fund will be required to report to the Internal Revenue Service (the "IRS") all taxable distributions to shareholders, as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt recipients, i.e., corporations and certain other investors distributions to which are exempt from the information reporting provisions of the Code. Under the backup withholding provisions of Code Section 3406 and applicable Treasury regulations, all such reportable distributions and proceeds may be subject to backup withholding of federal income tax in the case of non-exempt shareholders who fail to furnish the Fund with their correct taxpayer identification number and certain certifications required by the IRS or if the IRS or a broker notifies the Fund that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding as a result of failure to report interest or dividend income. A Fund may refuse to accept an application that does not contain any required taxpayer identification number or certification that the number provided is correct. If the backup withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Any amounts withheld may be credited against a shareholder's U.S. federal income tax liability. Investors should consult their tax advisers about the applicability of the backup withholding provisions.

Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

The foregoing discussion relates solely to U.S. Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts or estates) subject to tax under such law. The discussion does not address special tax rules applicable to certain types of investors, such as tax-exempt entities, insurance companies and financial institutions. Dividends, capital gain distributions and ownership of or gains realized on the redemption (including an exchange) of shares of the Fund may also be subject to state and local taxes. Shareholders should consult their own tax advisers as to the Federal, state or local tax consequences of ownership of shares of, and receipt of distributions from, the Fund in their particular circumstances.

Non-U.S. investors not engaged in a U.S. trade or business with which their Fund investment is effectively connected will be subject to U.S. Federal income tax treatment that is different from that described above. These investors may be subject to non-resident alien withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty) on amounts treated as ordinary dividends from the Fund and, unless an effective IRS Form W-8, Form W-8BEN or authorized withholding certificate is on file and to backup withholding on certain other payments from the Fund. Non-U.S. investors should consult their tax advisers regarding such treatment and the application of foreign taxes to an investment in the Fund.

The Fund is not subject to Massachusetts corporate excise or franchise taxes. The Fund anticipates that provided that the Fund qualifies as a regulated investment company under the Code, it will also not be required to pay any Massachusetts income tax.

CALCULATION OF PERFORMANCE

As of December 31, 2001, the average annual total returns before taxes for Class A shares of the Fund for the one, five and ten year periods were -15.32%, 7.88% and 11.65%.

As of December 31, 2001, the average annual returns before taxes for Class B shares of the Fund for the one and five year periods and since the commencement of operations on September 7, 1995 were -15.91% , 7.96% and 11.01%, respectively.

As of December 31, 2001, the average annual returns before taxes for Class C shares of the Fund for the one year period and since the commencement of operations on May 1, 1998 were -13.24% and -0.53%, respectively.


The average annual total return before taxes is computed by finding the average annual compounded rate of return over the 1-year, 5-year, and 10-year periods, or period since the commencement of operations, that would equate the initial amount invested to the ending redeemable value according to the following formula:

P(1+T)^n = ERV

Where:
       P =    a hypothetical payment of $1,000.
       T =    average annual total return.
       n =    number of years.
     ERV =    ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1 year, 5 year or 10-year periods (or fractional portion).

The Fund discloses average annual total returns after taxes for Class A shares for the one, fiveand 10 year periods ended December 31, 2001 in the prospectus. After tax returns are computed using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

The average annual total return (after taxes on distributions) is computed by finding the average annual compounded rate of return over the 1-year, 5-year and 10-year periods, or the period since the commencement of operations, that would equate the initial amount invested to the ending redeemable value according to the following formula:

P(1+T)^n = ATV(D)

Where:
       P =    a hypothetical initial payment of $1,000.
       T =    average annual total return (after tax distributions).
       n =    number of years.
  ATV(D) =    ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-year, 5-year or 10-year periods (or fractional portion) after taxes on fund distributions but not after taxes on redemption.

The average annual total return (after taxes on distributions and redemption) is computed by finding the average annual compounded rate of return over the 1-year, 5-year and 10-year periods, or the period since the commencement of operations, that would equate the initial amount invested to the ending redeemable value according to the following formula:

P(1+T)^n = ATV(DR)

Where:
         P =     a hypothetical initial payment of $1,000.
         T =     average annual total return (after taxes distributions and .
                 redemption)
         n =     number of years.
   ATV(DR) =     ending value of a hypothetical $1,000 payment made at the
                 beginning of the 1-year, 5-year or 10-year periods (or fractional portion), after taxes on fund distributions and redemption.

Because each class has its own sales charge and fee structure, the classes have different performance results. In the case of each class, these calculations assume the maximum sales charge is included in the initial investment or the CDSC is applied at the end of the period. These calculations also assume that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period. The "distribution rate" is determined by annualizing the result of dividing the declared dividends of the Fund during the period stated by the maximum offering price or net asset value at the end of the period. Excluding the Fund's sales charge from the distribution rate produces a higher rate.

In addition to average annual total returns, the Fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, and/or a series of redemptions, over any time period. Total returns may be quoted with or without taking the Fund's sales charge on Class A shares or the CDSC on Class B or Class C shares into account. Excluding the Fund's sales charge on Class A shares and the CDSC on Class B or Class C shares from a total return calculation produces a higher total return figure.

The Fund may advertise yield, where appropriate. The Fund's yield is computed by dividing net investment income per share determined for a 30-day period by the maximum offering price per share (which includes the full sales charge, if applicable) on the last day of the period, according to the following standard formula:

                     Yield = 2 ( [ ( a-b/cd ) + 1 ] ^6 - 1)

Where:

a =   dividends and interest earned during the period.
b =   net expenses accrued during the period.
c = the average daily number of fund shares outstanding during the period that would be entitled to receive dividends.
d = the maximum offering price per share on the last day of the period (NAV where applicable).

From time to time, in reports and promotional literature, the Fund's total return and/or yield will be compared to indices of mutual funds such as Lipper Analytical Services, Inc.'s "Lipper-Mutual Performance Analysis," a monthly publication which tracks net assets, total return, and yield on mutual funds in the United States. Ibottson and Associates, CDA Weisenberger and F.C. Towers are also used for comparison purposes, as well as the Russell and Wilshire Indices.

Performance rankings and ratings reported periodically in, and excerpts from, national financial publications such as MONEY MAGAZINE, FORBES, BUSINESS WEEK, THE WALL STREET JOURNAL, MICROPAL, INC., MORNINGSTAR, STANGER'S and BARRON'S may also be utilized. The Fund's promotional and sales literature may make reference to the Fund's "beta". Beta is a reflection of the market related risk of the Fund by showing how responsive the Fund is to the market.

The performance of the Fund is not fixed or guaranteed. Performance quotations should not be considered to be representations of performance of the Fund for any period in the future. The performance of the Fund is a function of many factors including its earnings, expenses and number of outstanding shares. Fluctuating market conditions; purchases, sales and maturities of portfolio securities; sales and redemptions of shares of beneficial interest; and changes in operating expenses are all examples of items that can increase or decrease the Fund's performance.

BROKERAGE ALLOCATION

Decisions concerning the purchase and sale of portfolio securities and the allocation of brokerage commissions are made by the Sub-Adviser, or the Adviser pursuant to recommendations made by an investment committee, which consists of officers and directors of the Adviser and officers and Trustees of the Trust who are interested persons of the Fund. Orders for purchases and sales of securities are placed in a manner, which, in the opinion of the officers of the Fund, will offer the best price and market for the execution of each such transaction. Purchases from underwriters of portfolio securities may include a commission or commissions paid by the issuer and transactions with dealers serving as market maker reflect a "spread." Debt securities are generally traded on a net basis through dealers acting for their own account as principals and not as brokers; no brokerage commissions are payable on such transactions.

In the U.S. Government securities market, securities are generally traded on a "net" basis with dealers acting as principal for their own account without a stated commission, although the price of the security usually includes a profit to the dealer. On occasion, certain money market instruments and agency securities may be purchased directly from the issuer, in which case no commissions or premiums are paid. In other countries, both debt and equity securities are traded on exchanges at fixed commission rates. Commissions on foreign transactions are generally higher than the negotiated commission rates available in the U.S. There is generally less government supervision and regulation of foreign stock exchanges and broker-dealers than in the U.S.

The Fund's primary policy is to execute all purchases and sales of portfolio instruments at the most favorable prices consistent with best execution, considering all of the costs of the transaction including brokerage commissions. The policy governs the selection of brokers and dealers and the market in which a transaction is executed. Consistent with the foregoing primary policy, the Conduct Rules of the National Association of Securities Dealers, Inc. and such other policies as the Trustees may determine, the Adviser and Sub-Adviser may consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute the Fund's portfolio transactions.


To the extent consistent with the foregoing, the Fund will be governed in the selection of brokers and dealers, and the negotiation of brokerage commission rates and dealer spreads, by the reliability and quality of the services, including primarily the availability and value of research information and, to a lesser extent, statistical assistance furnished to the Adviser and Sub-Adviser of the Fund. It is not possible to place a dollar value on information and services to be received from brokers and dealers, since it is only supplementary to the research efforts of the Adviser and Sub-Adviser. The receipt of research information is not expected to reduce significantly the expenses of the Adviser and Sub-Adviser. The research information and statistical assistance furnished by brokers and dealers may benefit the Life Company or other advisory clients of the Adviser, and, conversely, brokerage commissions and spreads paid by other advisory clients of the Adviser may result in research information and statistical assistance beneficial to the Fund. Similarly, research information and assistance provided to the Sub-Adviser by brokers and dealers may benefit other advisory clients or affiliates of the Sub-Adviser, and, conversely, brokerage commissions and spreads paid by other advisory clients of the Sub-Adviser may result in research information and statistical assistance beneficial to the Fund. The Fund will make no commitment to allocate portfolio transactions upon any prescribed basis. While the Adviser, in conjunction with the Sub-Adviser, will be primarily responsible for the allocation of the Fund's brokerage business, the policies and practices of the Adviser in this regard must be consistent with the foregoing and will at all times be subject to review by the Trustees. For the years ended December 31, 1999, 2000 and 2001, the Fund paid negotiated brokerage commission in the amount of $1,685,370, $1,249,160 and $1,116,725, respectively.

As permitted by Section 28(e) of the Securities Exchange Act of 1934, the Fund may pay to a broker which provides brokerage and research services to the Fund an amount of disclosed commission in excess of the commission which another broker would have charged for effecting that transaction. This practice is subject to a good faith determination by the Trustees that such price is reasonable in light of the services provided and to such policies as the Trustees may adopt from time to time. During the fiscal year ended December 31, 2001, the Fund directed no commissions to compensate brokers for research services such as industry and company reviews and evaluations of the securities

The Adviser's indirect parent, the Life Company, is the indirect sole shareholder of shareholder Signator Investors, Inc., a broker-dealer (until January 1, 1999, the John Hancock Distributors, Inc.) ("Signator" or "Affiliated Broker"). Pursuant to procedures determined by the Trustees and consistent with the above policy of obtaining best net results the Fund may execute portfolio transaction with or through Affiliated Broker. During the year ended December 31, 1999, 2000 and 2001, the Fund did not execute any portfolio transactions with Affiliated Broker.


Signator may act as broker for the Fund on exchange transactions, subject, however, to the general policy of the Fund set forth above and the procedures adopted by the Trustees pursuant to the Investment Company Act. Commissions paid to an Affiliated Broker must be at least as favorable as those which the Trustees believe to be contemporaneously charged by other brokers in connection with comparable transactions involving similar securities being purchased or sold. A transaction would not be placed with an Affiliated Broker if the Fund would have to pay a commission rate less favorable than the Affiliated Broker's contemporaneous charges for comparable transactions for its other most favored, but unaffiliated, customers except for accounts for which the Affiliated Broker acts as clearing broker for another brokerage firm, and any customers of the Affiliated Broker not comparable to the Fund as determined by a majority of the Trustees who are not interested persons (as defined in the Investment Company Act) of the Fund, the Adviser, the Sub-Adviser or the Affiliated Broker. Because the Adviser, which is affiliated with the Affiliated Broker, and the Sub-Adviser have, as investment advisers to the Fund, the obligation to provide investment management services, which includes elements of research and related investment skills, such research and related skills will not be used by the Affiliated Broker as a basis for negotiating commissions at a rate higher than that determined in accordance with the above criteria.

Other investment advisory clients advised by the Adviser may also invest in the same securities as the Fund. When these clients buy or sell the same securities at substantially the same time, the Adviser may average the transactions as to price and allocate the amount of available investments in a manner which the Adviser believes to be equitable to each client, including the Fund. Because of this, client accounts in a particular style may sometimes not sell or acquire securities as quickly or at the same prices as they might if each were managed and traded individually.

For purchases of equity securities, when a complete order is not filled, a partial allocation will be made to each account pro rata based on the order size. For high demand issues (for example, initial public offerings), shares will be allocated pro rata by account size as well as on the basis of account objective, account size (a small account's allocation may be increased to provide it with a meaningful position), and the account's other holdings. In addition, an account's allocation may be increased if that account's portfolio manager was responsible for generating the investment idea or the portfolio manager intends to buy more shares in the secondary market. For fixed income accounts, generally securities will be allocated when appropriate among accounts based on account size, except if the accounts have different objectives or if an account is too small to get a meaningful allocation. For new issues, when a complete order is not filled, a partial allocation will be made to each account pro rata based on the order size. However, if a partial allocation is too small to be meaningful, it may be reallocated based on such factors as account objectives, strategies, duration benchmarks and credit and sector exposure. For example, value funds will likely not participate in initial public offerings as frequently as growth funds. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtainable for it. On the other hand, to the extent permitted by law, the Adviser may aggregate securities to be sold or purchased for the Fund with those to be sold or purchased for other clients managed by it in order to obtain best execution.

TRANSFER AGENT SERVICES

John Hancock Signature Services, Inc., 1 John Hancock Way, Suite 1000, Boston, Massachusetts 02217-1000, a wholly-owned indirect subsidiary of the Life Company, is the transfer and dividend paying agent for the Fund. The Fund pays Signature Services an annual fee of $20.00 for each Class A shareholder account and $22.50 for each Class B shareholder account and $21.50 for each Class C shareholder account. For Class A, B and C, the Fund also pays certain out-of-pocket expenses. These expenses are charged to the Fund by account, aggregatged and allocated to each class on the basis of their relative net asset values.

CUSTODY OF PORTFOLIO

Portfolio securities of the Fund are held pursuant to a custodian agreement between the Fund and The Bank of New York, One Wall Street, New York, New York 10286. Under the custodian agreement, The Bank of New York is performing custody, Foreign Custody Manager and fund accounting services.

INDEPENDENT AUDITORS


The independent auditors of the Fund are PricewaterhouseCoopers LLP, 160 Federal Street, Boston, Massachusetts 02110. PricewaterhouseCoopers LLP audits and renders an opinion on the Fund's annual financial statements and reviews the Fund's annual Federal income tax return.

APPENDIX-A

MORE ABOUT RISK

A fund's risk profile is largely defined by the fund's principal securities and investment practices. You may find the most concise description of the fund's risk profile in the prospectus.

A fund is permitted to utilize -- within limits established by the trustees -- certain other securities and investment practices that have higher risks and opportunities associated with them. To the extent that the fund utilizes these securities or practices, its overall performance may be affected, either positively or negatively. On the following pages are brief definitions of certain associated risks with them, with examples of related securities and investment practices included in brackets. See the "Investment Objectives and Policies" and "Investment Restrictions" sections of this Statement of Additional Information for a description of this Fund's investment policies. The fund follows certain policies that may reduce these risks.

As with any mutual fund, there is no guarantee that the fund will earn income or show a positive total return over any period of time -- days, months or years.

TYPES OF INVESTMENT RISK

Correlation risk The risk that changes in the value of a hedging instrument will not match those of the asset being hedged (hedging is the use of one investment to offset the effects of another investment). (e.g. short sales, financial futures and options; securities and index options, currency contracts).

Credit risk The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. (e.g. Borrowing; reverse repurchase agreements, repurchase agreements, securities lending, non-investment-grade debt securities, financial futures and options; securities and index options).

Currency risk The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. (e.g. Foreign securities, financial futures and options; securities and index options, currency contracts).

Extension risk The risk that an unexpected rise in interest rates will extend the life of a mortgage-backed security beyond the expected prepayment time, typically reducing the security's value.

Information risk The risk that key information about a security or market is inaccurate or unavailable. (e.g. non-investment-grade debt securities, foreign securities).

Interest rate risk The risk of market losses attributable to changes in interest rates. With fixed-rate securities, a rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. (e.g. Non investment-grade debt securities, financial futures and options; securities and index options).

Leverage risk Associated with securities or practices (such as borrowing) that multiply small index or market movements into large changes in value. (e.g. Borrowing; reverse repurchase agreements, short-sales, when-issued securities and forward commitments; financial futures and options; securities and index options, currency contracts).

o Hedged When a derivative (a security whose value is based on another security or index) is used as a hedge against an opposite position that the fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

o Speculative To the extent that a derivative is not used as a hedge, the fund is directly exposed to the risks of that derivative. Gains or losses from speculative positions in a derivative may be substantially greater than the derivative's original cost.

Liquidity risk The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like. (e.g. short sales, non-investment-grade debt securities; restricted and illiquid securities, financial futures and options; securities and index options, currency contracts).

Management risk The risk that a strategy used by a fund's management may fail to produce the intended result. Common to all mutual funds.

Market risk The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. Common to all stocks and bonds and the mutual funds that invest in them. (e.g. Short sales, short-term trading, when-issued securities and forward commitments, non-investment-grade securities, foreign securities, financial futures and options; securities and index options, restricted and illiquid securities).

Natural event risk The risk of losses attributable to natural disasters, crop failures and similar events. (e.g. Foreign securities).

Opportunity risk The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments. (e.g. Short sales, when-issued securities and forward commitments, financial futures and options; securities and index options, currency contracts).

Political risk The risk of losses directly attributable to government or political actions of any sort. (e.g. Foreign securities)

Prepayment risk The risk that unanticipated prepayments may occur during periods of falling interest rates, reducing the value of mortgage-backed securities.

Valuation risk The risk that a fund has valued certain of its securities at a higher price than it can sell them for. (e.g. Non-investment-grade debt securities, restricted and illiquid securities).

APPENDIX B - Description of Bond Ratings

RATINGS

Bonds.

Standard & Poor's Bond Ratings

AAA--Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA--Debt rated AA has a very strong capacity to pay interest and repay principal, and differs from the highest rated issues only in small degree.

A--Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB--Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

To provide more detailed indications of credit quality, the ratings AA to BBB may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

A provisional rating, indicated by "p" following a rating, is sometimes used by Standard & Poor's. It assumes the successful completion of the project being financed by the issuance of the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion, makes no comment on the likelihood of, or the risk of default upon failure of, such completion.

Moody's Bond Ratings

Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Generally speaking, the safety of obligations of this class is so absolute that with the occasional exception of oversupply in a few specific instances, characteristically, their market value is affected solely by money market fluctuations.

Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities. The market value of Aa bonds is virtually immune to all but money market influences, with the occasional exception of oversupply in a few specific instances.

A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa--Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Rating symbols may include numerical modifiers 1, 2 or 3. The numerical modifier 1 indicates that the security ranks at the high end, 2 in the mid-range, and 3 nearer the low end, of the generic category. These modifiers of rating symbols Aa, A and Baa are to give investors a more precise indication of relative debt quality in each of the historically defined categories.

Conditional ratings, indicated by "Con", are sometimes given when the security for the bond depends upon the completion of some act or the fulfillment of some condition. Such bonds, are given a conditional rating that denotes their probably credit statute upon completion of that act or fulfillment of that condition.

Rating symbols may include numerical modifiers 1, 2 or 3. The numerical modifier 1 indicates that the security ranks at the high end, 2 in the mid-range, and 3 nearer the low end, of the generic category. These modifiers are to give investors a more precise indication of relative debt quality in each of the historically defined categories.

FINANCIAL STATEMENTS


The financial statements listed below are included in the Fund's 2001 Annual Report to Shareholders for the year ended December 31, 2001; (filed electronically on February 28, 2002, accession number 0000928816-xx-0000xx) and are included in and incorporated by reference into Part B of the Registration Statement for John Hancock Core Equity Fund (file nos. 811-1677 and 2-29502).

John Hancock Capital Series
   John Hancock Core Equity Fund

       Statement of Assets and Liabilities as of December 31, 2001
       Statement of Operations for the year ended of December 31, 2001. Statement of Changes in Net Asset for the period ended December 31, 2001. Financial Highlights for the period ended December 31, 2001.
       Schedule of Investments as of December 31, 2001 Notes to
       Financial Statements.
       Report of Independent Auditors.

                        JOHN HANCOCK
--------------------------------------------------------------------------------

Prospectus 3.1.02       Equity funds

                        Core Growth Fund

                        Core Value Fund

    [LOGO](R)           As with all mutual funds, the Securities and Exchange
------------------      Commission has not approved or disapproved these funds
JOHN HANCOCK FUNDS      or determined whether the information in this prospectus
                        is adequate and accurate. Anyone who indicates otherwise is committing a federal crime.

Contents

--------------------------------------------------------------------------------

A fund-by-fund summary              Core Growth Fund                        4
of goals, strategies, risks,
performance and expenses.           Core Value Fund                         6

Policies and instructions for       Your account
opening, maintaining and
closing an account in any           Choosing a share class                  8
equity fund.                        How sales charges are calculated        8
                                    Sales charge reductions and waivers     9
                                    Opening an account                     10
                                    Buying shares                          11
                                    Selling shares                         12
                                    Transaction policies                   14
                                    Dividends and account policies         14
                                    Additional investor services           15

Further information on the          Fund details
equity funds.
                                    Business structure                     16
                                    Financial highlights                   17

                                    For more information           back cover

Overview

--------------------------------------------------------------------------------

JOHN HANCOCK EQUITY FUNDS

These funds seek long-term growth by investing primarily in common stocks. Each fund has its own strategy and its own risk profile.

WHO MAY WANT TO INVEST

These funds may be appropriate for investors who:

o     have longer time horizons

o     want to diversify their portfolios

o     are seeking funds for the equity portion of an asset allocation portfolio

o are investing for retirement or other goals that are many years in the future

Equity funds may NOT be appropriate if you:

o     are investing with a shorter time horizon in mind

o     are uncomfortable with an investment that may go up and down in value

RISKS OF MUTUAL FUNDS

Mutual funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Because you could lose money by investing in these funds, be sure to read all risk disclosure carefully before investing.

THE MANAGEMENT FIRM

All John Hancock equity funds are managed by John Hancock Advisers, LLC. Founded in 1968, John Hancock Advisers is a wholly owned subsidiary of John Hancock Financial Services, Inc. and manages approximately $30 billion in assets.

FUND INFORMATION KEY

Concise fund-by-fund descriptions begin on the next page. Each description provides the following information:

[Clip Art] Goal and strategy The fund's particular investment goals and the strategies it intends to use in pursuing those goals.

[Clip Art] Main risks The major risk factors associated with the fund.

[Clip Art] Past performance The fund's total return, measured year-by-year and over time.

[Clip Art] Your expenses The overall costs borne by an investor in the fund, including sales charges and annual expenses.

Core Growth Fund

GOAL AND STRATEGY

[Clip Art] The fund seeks capital appreciation. To pursue this goal, the fund invests in a diversified portfolio of primarily large-capitalization stocks and emphasizes stocks of companies with relatively high potential long-term earnings growth. The portfolio's risk profile is substantially similar to that of the Russell 1000 Growth Index.

The managers select from a menu of stocks of approximately 600 companies that evolves over time. Approximately 40% to 50% of these companies also are included in the Russell 1000 Growth Index. The subadviser's investment research team is organized by industry and tracks these companies to develop earnings estimates and five-year projections for growth. A series of proprietary computer models use this in-house research to rank the stocks according to their combination of:

o     value, meaning they appear to be underpriced

o     improving fundamentals, meaning they show potential for strong growth

This process, together with a risk/return analysis against the Russell 1000 Growth Index, results in a portfolio of approximately 90 to 130 of the stocks from the top 60% of the menu. The fund generally sells stocks that fall into the bottom 20% of the menu.

In normal market conditions, the fund is almost entirely invested in stocks. The fund may, however, invest in certain other types of equity securities, including dollar-denominated foreign securities.

In abnormal market conditions, the fund may temporarily invest more than 35% of assets in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable distributions.

================================================================================

SUBADVISER

Independence Investment LLC
-------------------------------------

Team responsible for day-to-day investment management

A subsidiary of John Hancock Financial Services, Inc.

Founded in 1982

Supervised by the adviser

PAST PERFORMANCE

[Clip Art] The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. The average annual figures reflect sales charges; the year-by-year and index figures do not, and would be lower if they did. All figures assume dividend reinvestment. Past performance does not indicate future results.

--------------------------------------------------------------------------------
Class A year-by-year total returns -- calendar years
--------------------------------------------------------------------------------
                                                            2000    2001

                                                          -17.48% -18.93%

Best quarter: Q4 '99, 18.24%  Worst quarter: Q1 '01, -21.33%

--------------------------------------------------------------------------------
Average annual total returns -- for periods ending 12/31/01
--------------------------------------------------------------------------------
                                                Life of     Life of    Life of
                                    1 year      Class A     Class B    Class C

Class A - began 7/1/99              -22.96%     -13.21%     --         --
Class B - began 7/1/99              -23.56%     --          -13.06%    --
Class C - began 7/1/99              -21.13%     --          --         -12.36%
Index                               -20.42%     -11.40%     -11.40%    -11.40%

Index: Russell 1000 Growth Index, an unmanaged index of growth stocks in the Russell 1000 Index of the 1,000 largest-capitalization U.S. stocks.

MAIN RISKS

[Clip Art] The value of your investment will fluctuate in response to stock market movements.

Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small- or medium-capitalization stocks. Similarly, growth stocks could underperform value stocks.

The fund's management strategy has a significant influence on fund performance. If the investment research team's earnings estimates or projections turn out to be inaccurate, or if the proprietary computer models do not perform as expected, the fund could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, these risks could increase volatility or reduce performance:

o Foreign investments carry additional risks, including potentially inadequate or inaccurate financial information and social or political instability.

================================================================================

YOUR EXPENSES

[Clip Art] Transaction expenses are charged directly to your account. Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

--------------------------------------------------------------------------------
Shareholder transaction expenses(1)                  Class A   Class B   Class C
--------------------------------------------------------------------------------
Maximum sales charge (load)                          5.00%     5.00%     2.00%
Maximum front-end sales charge (load) on purchases
as a % of purchase price                             5.00%     none      1.00%
Maximum deferred sales charge (load)
as a % of purchase or sale price, whichever is less  none(2)   5.00%     1.00%

--------------------------------------------------------------------------------
Annual operating expenses(3)                         Class A   Class B   Class C
--------------------------------------------------------------------------------
Management fee                                       0.80%     0.80%     0.80%
Distribution and service (12b-1) fees                0.30%     1.00%     1.00%
Other expenses                                       0.48%     0.48%     0.48%
Total fund operating expenses                        1.58%     2.28%     2.28%
Expense reimbursement (at least until 6/30/02)       0.09%     0.09%     0.09%
Net annual operating expenses                        1.49%     2.19%     2.19%

The hypothetical example below shows what your expenses would be after the expense reimbursement (first year only) if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
Expenses                                  Year 1   Year 3     Year 5     Year 10
--------------------------------------------------------------------------------
Class A                                   $644     $  965     $1,309     $2,277
Class B - with redemption                 $722     $1,004     $1,412     $2,433
        - without redemption              $222     $  704     $1,212     $2,433
Class C - with redemption                 $419     $  797     $1,300     $2,682
        - without redemption              $320     $  797     $1,300     $2,682

(1)   A $4.00 fee will be charged for wire redemptions.
(2) Except for investments of $1 million or more; see "How sales charges are calculated."
(3) Expense figures show the expenses for the past year adjusted to reflect any changes.

FUND CODES

Class A
------------------------------

Ticker            JACGX
CUSIP             410132849
Newspaper         CoreGrA
SEC number        811-8852
JH fund number    79

Class B
------------------------------

Ticker            JBCGX
CUSIP             410132831
Newspaper         CoreGrB
SEC number        811-8852
JH fund number    179


Class C
------------------------------

Ticker            JCCGX
CUSIP             410132823
Newspaper         --
SEC number        811-8852
JH fund number    579

Core Value Fund

GOAL AND STRATEGY

[Clip Art] The fund seeks above-average total return (capital appreciation plus income). To pursue this goal, the fund invests in a diversified portfolio of primarily large-capitalization stocks and emphasizes relatively undervalued stocks and high dividend yields. The portfolio's risk profile is substantially similar to that of the Russell 1000 Value Index.

The managers select from a menu of stocks of approximately 600 companies that evolves over time. Approximately 50% to 60% of these companies also are included in the Russell 1000 Value Index. The subadviser's investment research team is organized by industry and tracks these companies to develop earnings estimates and five-year projections for growth. A series of proprietary computer models use this in-house research to rank the stocks according to their combination of:

o     value, meaning they appear to be underpriced

o     improving fundamentals, meaning they show potential for strong growth

This process, together with a risk/return analysis against the Russell 1000 Value Index, results in a portfolio of approximately 100 to 130 of the stocks from the top 60% of the menu. The fund generally sells stocks that fall into the bottom 20% of the menu.

In normal market conditions, the fund is almost entirely invested in stocks. The fund may, however, invest in certain other types of equity securities, including dollar-denominated foreign securities.

In abnormal market conditions, the fund may temporarily invest more than 35% of assets in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable distributions.

================================================================================

SUBADVISER

Independence Investment LLC
------------------------------------------------------

Team responsible for day-to-day investment management

A subsidiary of John Hancock Financial Services, Inc.

Founded in 1982

Supervised by the adviser

PAST PERFORMANCE

[Clip Art] The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. Class A average annual figures reflect sales charges. Year-by-year and index figures do not reflect these charges and would be lower if they did. In addition, 12b-1 fees were imposed beginning July 1, 2000 for Class A shares and would result in lower returns if reflected in these figures. All figures assume dividend reinvestment. Past performance does not indicate future results.

--------------------------------------------------------------------------------
Class A year-by-year total returns -- calendar years
--------------------------------------------------------------------------------
                                  1996    1997     1998    1999    2000    2001

                                 20.66%  30.63%   18.79%   4.65%  6.46%   -8.10%

Best quarter: Q4 '98, 18.79% Worst quarter: Q3 '98, -13.99%

--------------------------------------------------------------------------------
Average annual total returns -- for periods ending 12/31/01
--------------------------------------------------------------------------------
                                                  Life of    Life of    Life of
                              1 year     5 year   Class A    Class B    Class C

Class A - began 10/2/95       -12.67%    8.57%    11.39%     --         --
Class B - began 7/1/99        -13.34%    --       --         -5.38%     --
Class C - began 7/1/99        -10.59%    --       --         --         -4.62%
Index                         -5.59%     11.13%   13.52%     -1.84%     -1.84%

Index: Russell 1000 Value Index, an unmanaged index of value stocks in the Russell 1000 Index of the 1,000 largest-capitalization U.S. stocks.

MAIN RISKS

[Clip Art] The value of your investment will fluctuate in response to stock market movements.

Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small- or medium-capitalization stocks. Similarly, value stocks could underperform growth stocks.

The fund's management strategy has a significant influence on fund performance. If the investment research team's earnings estimates or projections turn out to be inaccurate, or if the proprietary computer models do not perform as expected, the fund could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, these risks could increase volatility or reduce performance:

o Foreign investments carry additional risks, including potentially inadequate or inaccurate financial information and social or political instability.

================================================================================

YOUR EXPENSES

[Clip Art] Transaction expenses are charged directly to your account. Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

--------------------------------------------------------------------------------
Shareholder transaction expenses(1)                  Class A   Class B   Class C
--------------------------------------------------------------------------------
Maximum sales charge (load)                          5.00%     5.00%     2.00%
Maximum front-end sales charge (load) on purchases
as a % of purchase price                             5.00%     none      1.00%
Maximum deferred sales charge (load)
as a % of purchase or sale price, whichever is less  none(2)   5.00%     1.00%

--------------------------------------------------------------------------------
Annual operating expenses(3)                         Class A   Class B   Class C
--------------------------------------------------------------------------------
Management fee                                       0.80%     0.80%     0.80%
Distribution and service (12b-1) fees                0.30%     1.00%     1.00%
Other expenses                                       0.67%     0.67%     0.67%
Total fund operating expenses                        1.77%     2.47%     2.47%
Expense reimbursement (at least until 6/30/02)       0.32%     0.32%     0.32%
Net annual operating expenses                        1.45%     2.15%     2.15%

The hypothetical example below shows what your expenses would be after the expense reimbursement (first year only) if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
Expenses                        Year 1       Year 3       Year 5       Year 10
--------------------------------------------------------------------------------
Class A                         $640         $1,000       $1,383       $2,455
Class B - with redemption       $718         $1,039       $1,487       $2,609
        - without redemption    $218         $  739       $1,287       $2,609
Class C - with redemption       $415         $  832       $1,374       $2,854
        - without redemption    $316         $  832       $1,374       $2,854

(1)   A $4.00 fee will be charged for wire redemptions.
(2) Except for investments of $1 million or more; see "How sales charges are calculated."
(3) Expense figures show the expenses for the past year adjusted to reflect any changes.

FUND CODES

Class A
---------------------------------
Ticker            JHIVX
CUSIP             410132807
Newspaper         --
SEC number        811-8852
JH fund number    88

Class B
---------------------------------
Ticker            JHVBX
CUSIP             410132815
Newspaper         CoreValB
SEC number        811-8852
JH fund number    188

Class C
---------------------------------
Ticker            JHVCX
CUSIP             410132799
Newspaper         --
SEC number        811-8852
JH fund number    588

Your account

--------------------------------------------------------------------------------
CHOOSING A SHARE CLASS

Each share class has its own cost structure, including a Rule 12b-1 plan that allows it to pay fees for the sale, distribution and service of its shares. Your financial representative can help you decide which share class is best for you.

--------------------------------------------------------------------------------
Class A
--------------------------------------------------------------------------------

o     A front-end sales charge, as described at right.

o     Distribution and service (12b-1) fees of 0.30%.

--------------------------------------------------------------------------------
Class B
--------------------------------------------------------------------------------

o     No front-end sales charge; all your money goes to work for you right away.

o     Distribution and service (12b-1) fees of 1.00%.

o     A deferred sales charge, as described on following page.

o Automatic conversion to Class A shares after eight years, thus reducing future annual expenses.

--------------------------------------------------------------------------------
Class C
--------------------------------------------------------------------------------

o     A front-end sales charge, as described at right.

o     Distribution and service (12b-1) fees of 1.00%.

o A 1.00% contingent deferred sales charge on shares sold within one year of purchase.

o No automatic conversion to Class A shares, so annual expenses continue at the Class C level throughout the life of your investment.

For actual past expenses of each share class, see the fund-by-fund information earlier in this prospectus.

Because 12b-1 fees are paid on an ongoing basis, they may cost share-holders more than other types of sales charges.

Investors purchasing $1 million or more of Class B or Class C shares may want to consider the lower operating expenses of Class A shares.

Your broker receives a percentage of these sales charges and fees. In addition, John Hancock Funds may pay significant compensation out of its own resources to your broker.

Your broker or agent may charge you a fee to effect transactions in fund shares.

--------------------------------------------------------------------------------
HOW SALES CHARGES ARE CALCULATED

Class A and Class C Sales charges are as follows:

--------------------------------------------------------------------------------
Class A sales charges
--------------------------------------------------------------------------------

                           As a % of       As a % of your
Your investment            offering price  investment
Up to $49,999              5.00%           5.26%
$50,000 - $99,999          4.50%           4.71%
$100,000 - $249,999        3.50%           3.63%
$250,000 - $499,999        2.50%           2.56%
$500,000 - $999,999        2.00%           2.04%
$1,000,000 and over        See below

--------------------------------------------------------------------------------
Class C sales charges
--------------------------------------------------------------------------------

                           As a % of       As a % of your
Your investment            offering price  investment
Up to $1,000,000           1.00%           1.01%
$1,000,000 and over        none

Investments of $1 million or more Class A and Class C shares are available with no front-end sales charge. However, there is a contingent deferred sales charge
(CDSC) on any Class A shares sold within one year of purchase, as follows:

--------------------------------------------------------------------------------
CDSC on $1 million+ investments
--------------------------------------------------------------------------------
                                           CDSC on shares
Your investment                            being sold
First $1M - $4,999,999                     1.00%
Next $1 - $5M above that                   0.50%
Next $1 or more above that                 0.25%

For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month.

The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold, and is not charged on shares you acquired by reinvesting your dividends. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC.


8 YOUR ACCOUNT

Class B Shares are offered at their net asset value per share, without any initial sales charge.

Class B and Class C A CDSC may be charged if you sell Class B or Class C shares within a certain time after you bought them, as described in the tables below. There is no CDSC on shares acquired through reinvestment of dividends. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. The CDSCs are as follows:

--------------------------------------------------------------------------------
Class B deferred charges
--------------------------------------------------------------------------------
                                        CDSC on shares
Years after purchase                    being sold
1st year                                5.00%
2nd year                                4.00%
3rd or 4th year                         3.00%
5th year                                2.00%
6th year                                1.00%
After 6th year                          none

--------------------------------------------------------------------------------
Class C deferred charges
--------------------------------------------------------------------------------
Years after purchase                    CDSC
1st year                                1.00%
After 1st year                          none

For purposes of these CDSCs, all purchases made during a calendar month are counted as having been made on the first day of that month.

CDSC calculations are based on the number of shares involved, not on the value of your account. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that carry no CDSC. If there are not enough of these to meet your request, we will sell those shares that have the lowest CDSC.

--------------------------------------------------------------------------------
SALES CHARGE REDUCTIONS AND WAIVERS

Reducing your Class A sales charges There are several ways you can combine multiple purchases of Class A shares of John Hancock funds to take advantage of the breakpoints in the sales charge schedule. The first three ways can be combined in any manner.

o Accumulation Privilege -- lets you add the value of any Class A shares you already own to the amount of your next Class A investment for purposes of calculating the sales charge. Retirement plans investing $1 million in Class B shares may add that value to Class A purchases to calculate charges.

o Letter of Intention -- lets you purchase Class A shares of a fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once.

o Combination Privilege -- lets you combine Class A shares of multiple funds for purposes of calculating the sales charge.

To utilize: complete the appropriate section of your application, or contact your financial representative or Signature Services, or consult the SAI (see the back cover of this prospectus).

Group Investment Program A group may be treated as a single purchaser under the accumulation and combination privileges. Each investor has an individual account, but the group's investments are lumped together for sales charge purposes, making the investors potentially eligible for reduced sales charges. There is no charge or obligation to invest (although initial investments must total at least $250), and individual investors may close their accounts at any time.

To utilize: contact your financial representative or Signature Services to find out how to qualify, or consult the SAI (see the back cover of this prospectus).

CDSC waivers As long as Signature Services is notified at the time you sell, the CDSC for each share class will generally be waived in the following cases:

o     to make payments through certain systematic withdrawal plans

o     to make certain distributions from a retirement plan

o     because of shareholder death or disability

To utilize: if you think you may be eligible for a CDSC waiver, contact your financial representative or Signature Services, or consult the SAI (see the back cover of this prospectus).


                                                                  YOUR ACCOUNT 9

Reinstatement privilege If you sell shares of a John Hancock fund, you may reinvest some or all of the proceeds in the same share class of any John Hancock fund within 120 days without a sales charge, as long as Signature Services is notified before you reinvest. If you paid a CDSC when you sold your shares, you will be credited with the amount of the CDSC. All accounts involved must have the same registration.

To utilize: contact your financial representative or Signature Services.

Waivers for certain investors Class A shares may be offered without front-end sales charges or CDSCs to various individuals and institutions, including:

o     selling brokers and their employees and sales representatives

o financial representatives utilizing fund shares in fee-based investment products under signed agreement with John Hancock Funds

o fund trustees and other individuals who are affiliated with these or other John Hancock funds

o individuals transferring assets from an employee benefit plan into a John Hancock fund

o participants in certain retirement plans with at least 100 eligible employees (one-year CDSC applies)

Class C shares may be offered without front-end sales charges to various individuals and institutions.

To utilize: if you think you may be eligible for a sales charge waiver, contact Signature Services or consult the SAI (see the back cover of this prospectus).

--------------------------------------------------------------------------------
OPENING AN ACCOUNT

1     Read this prospectus carefully.

2 Determine how much you want to invest. The minimum initial investments for the John Hancock funds are as follows:

      o     non-retirement account: $1,000

      o     retirement account: $250

      o     group investments: $250

      o Monthly Automatic Accumulation Plan (MAAP): $25 to open; you must invest at least $25 a month

      o fee-based clients of selling brokers who have placed at least $2 billion in John Hancock funds: $250

3 Complete the appropriate parts of the account application, carefully following the instructions. You must submit additional documentation when opening trust, corporate or power of attorney accounts. You must notify your financial representative or Signature Services if this information changes. For more details, please contact your financial representative or call Signature Services at 1-800-225-5291.

4 Complete the appropriate parts of the account privileges application. By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later.

5 Make your initial investment using the table on the next page. You and your financial representative can initiate any purchase, exchange or sale of shares.


10 YOUR ACCOUNT

--------------------------------------------------------------------------------
Buying shares
--------------------------------------------------------------------------------
               Opening an account               Adding to an account

By check

[Clip Art]     o Make out a check for the       o Make out a check for the
                 investment amount, payable to    investment amount payable to
                 "John Hancock Signature          "John Hancock Signature
                 Services, Inc."                  Services, Inc."

               o Deliver the check and your     o Fill out the detachable
                 completed application to your    investment slip from an
                 financial representative, or     account statement. If no
                 mail them to Signature           slip is available,
                 Services (address below).        include a note specifying
                                                  the fund name, your share
                                                  class, your account number
                                                  and the name(s) in which
                                                  the account is registered.

                                                o Deliver the check and your
                                                  investment slip or note to
                                                  your financial representative,
                                                  or mail them to Signature
                                                  Services (address below).

By exchange

[Clip Art]     o Call your financial            o Log on to www.jhfunds.com
                 representative or                to process exchanges
                 Signature Services to            between funds.
                 request an exchange.
                                                o Call EASI-Line for
                                                  automated service 24 hours
                                                  a day using your touch-tone
                                                  phone at 1-800-338-8080.

                                                o Call your financial
                                                  representative or Signature
                                                  Services to request an
                                                  exchange.

By wire

[Clip Art]     o Deliver your completed         o Instruct your bank to wire
                 application to your financial    the amount of your
                 representative, or mail          investment to:
                 it to Signature Services.         First Signature Bank & Trust
                                                   Account # 900000260
               o Obtain your account number by     Routing # 211475000
                 calling your financial
                 representative or Signature    Specify the fund name, your
                 Services.                      share class, your account number
                                                and the name(s) in which the
               o Instruct your bank to wire     account is registered.
                 the amount of your investment  Your bank may charge a fee to
                  to:                           wire funds.
                  First Signature Bank & Trust
                  Account # 900000260
                  Routing # 211475000

               Specify the fund name, your
               choice of share class, the new
               account number and the name(s)
               in which the account is
               registered. Your bank may
               charge a fee to wire funds.

By Internet

[Clip Art]     See "By exchange" and "By wire." o Verify that your bank
                                                  or credit union is a
                                                  member of the Automated
                                                  Clearing House (ACH)
                                                  system.

                                                o Complete the "Bank
                                                  Information" section on
                                                  your account application.

                                                o Log on to www.jhfunds.com
                                                  to initiate purchases using
                                                  your authorized bank account.

By phone

[Clip Art]     See "By exchange" and "By wire." o Verify that your bank
                                                  or credit union is a
                                                  member of the Automated
                                                  Clearing House (ACH)
                                                  system.

                                                o Complete the "Bank
                                                  Information" section on
                                                  your account application.

                                                o Call EASI-Line for
                                                  automated service 24
                                                  hours a day using your
                                                  touch-tone phone at
                                                  1-800-338-8080.

                                                o Call your financial
                                                  representative or
                                                  Signature Services between
                                                  8 A.M. and 4 P.M. Eastern
                                                  Time on most business days.

---------------------------------------------
Address:

John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, MA 02217-1000

Phone Number: 1-800-225-5291

Or contact your financial representative for
instructions and assistance.
---------------------------------------------

To open or add to an account using the Monthly Automatic Accumulation Program, see "Additional investor services."


                                                                 YOUR ACCOUNT 11

--------------------------------------------------------------------------------
Selling shares
--------------------------------------------------------------------------------
               Designed for               To sell some or all of your shares

By letter

[Clip Art]     o Accounts of any type.    o Write a letter of instruction
                                            or complete a stock power
               o Sales of any amount.       indicating the fund name, your
                                            share class, your account number,
                                            the name(s) in which the account
                                            is registered and the dollar
                                            value or number of shares you
                                            wish to sell.
                                          o Include all signatures and any
                                            additional documents that may be
                                            required (see next page).

                                          o Mail the materials to Signature
                                            Services.

                                          o A check will be mailed to the
                                            name(s) and address in which the
                                            account is registered, or otherwise
                                            according to your letter of
                                            instruction.

By Internet

[Clip Art]     o Most accounts.           o Log on to www.jhfunds.com to
                                            initiate redemptions from your
               o Sales of up to $100,000.   funds.

By phone

[Clip Art]     o Most accounts.           o Call EASI-Line for automated
                                            service 24 hours a day using
               o Sales of up to $100,000.   your touch-tone phone at
                                            1-800-338-8080.

                                          o Call your financial
                                            representative or Signature
                                            Services between 8 A.M. and
                                            4 P.M. Eastern Time on most
                                            business days.

By wire or electronic funds transfer (EFT)

[Clip Art]     o Requests by letter to    o To verify that the Internet
                 sell any amount.           or telephone redemption
                                            privilege is in place on an
               o Requests by Internet or    account, or to request the
                 phone to sell up to        form to add it to an existing
                 $100,000.                  account, call Signature
                                            Services.

                                          o Amounts of $1,000 or more
                                            will be wired on the next
                                            business day. A $4 fee will
                                            be deducted from your account.

                                          o Amounts of less than $1,000
                                            may be sent by EFT or by check.
                                            Funds from EFT transactions
                                            are generally available by the
                                            second business day. Your bank
                                            may charge a fee for this
                                            service.

By exchange

[Clip Art]     o Accounts of any type.    o Obtain a current prospectus
                                            for the fund into which you
               o Sales of any amount.       are exchanging by Internet
                                            or by calling your financial
                                            representative or Signature
                                            Services.

                                          o Log on to www.jhfunds.com to
                                            process exchanges between
                                            your funds.

                                          o Call EASI-Line for automated
                                            service 24 hours a day using
                                            your touch-tone phone at
                                            1-800-338-8080.

                                          o Call your financial
                                            representative or Signature
                                            Services to request an
                                            exchange.

To sell shares through a systematic withdrawal plan, see "Additional investor services."


12 YOUR ACCOUNT

Selling shares in writing In certain circumstances, you will need to make your request to sell shares in writing. You may need to include additional items with your request unless they were previously provided to Signature Services and are still accurate. These items are shown in the table below. You may also need to include a signature guarantee, which protects you against fraudulent orders. You will need a signature guarantee if:

o     your address of record has changed within the past 30 days

o     you are selling more than $100,000 worth of shares

o you are requesting payment other than by a check mailed to the address of record and payable to the registered owner(s)

You will need to obtain your signature guarantee from a member of the Signature Guarantee Medallion Program. Most brokers and securities dealers are members of this program. A notary public CANNOT provide a signature guarantee.

--------------------------------------------------------------------------------
Seller                            Requirements for written requests
--------------------------------------------------------------------------------
                                                                      [Clip Art]

Owners of individual, joint or    o Letter of instruction.
UGMA/UTMA accounts (custodial
accounts for minors).             o On the letter, the signatures of
                                    all persons authorized to sign for the
                                    account, exactly as the account is
                                    registered.

                                  o Signature guarantee if applicable
                                    (see above).

Owners of corporate, sole         o Letter of instruction.
proprietorship, general partner
or association accounts.          o Corporate business/organization
                                    resolution, certified within the past 12 months, or a John Hancock Funds business/ organization certification form.

                                  o On the letter and the resolution, the
                                    signature of the person(s) authorized to sign for the account.

                                  o Signature guarantee if applicable (see
                                    above).

Owners or trustees of trust       o Letter of instruction.
accounts.
                                  o On the letter, the signature(s) of
                                    the trustee(s).

                                  o Copy of the trust document certified
                                    within the past 12 months or a John
                                    Hancock Funds trust certification form.

                                  o Signature guarantee if applicable (see
                                    above).

Joint tenancy shareholders with   o Letter of instruction signed by
rights of survivorship whose        surviving tenant.
co-tenants are deceased.
                                  o Copy of death certificate.

                                  o Signature guarantee if applicable (see
                                    above).

Executors of shareholder estates. o Letter of instruction signed by executor.

                                  o Copy of order appointing executor,
                                    certified within the past 12 months.

                                  o Signature guarantee if applicable (see
                                    above).

Administrators, conservators,     o Call 1-800-225-5291 for instructions.
guardians and other sellers or
account types not listed above.

---------------------------------------------------------
Address:

John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, MA 02217-1000

Phone Number: 1-800-225-5291

Or contact your financial representative for instructions
and assistance.
---------------------------------------------------------


                                                                 YOUR ACCOUNT 13

--------------------------------------------------------------------------------
TRANSACTION POLICIES

Valuation of shares The net asset value (NAV) per share for each fund and class is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4 P.M. Eastern Time). The funds use market prices in valuing portfolio securities, but may use fair-value estimates if reliable market prices are unavailable. The funds may also value securities at fair value if the value of these securities has been materially affected by events occurring after the close of a foreign market. Foreign stock or other portfolio securities held by the funds may trade on U.S. holidays and weekends, even though the funds' shares will not be priced on those days. This may change a fund's NAV on days when you cannot buy or sell shares.

Buy and sell prices When you buy shares, you pay the NAV plus any applicable sales charges, as described earlier. When you sell shares, you receive the NAV minus any applicable deferred sales charges.

Execution of requests Each fund is open on those days when the New York Stock Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV to be calculated after Signature Services receives your request in good order.

At times of peak activity, it may be difficult to place requests by phone. During these times, consider using EASI-Line, accessing www.jhfunds.com, or sending your request in writing.

In unusual circumstances, any fund may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.

Telephone transactions For your protection, telephone requests may be recorded in order to verify their accuracy. Also for your protection, telephone redemption transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.

Exchanges You may exchange shares of one John Hancock fund for shares of the same class of any other, generally without paying any additional sales charges. The registration for both accounts involved must be identical. Class B and Class C shares will continue to age from the original date and will retain the same CDSC rate. However, if the new fund's CDSC rate is higher, then the rate will increase. A CDSC rate that has increased will drop again with a future exchange into a fund with a lower rate.

To protect the interests of other investors in the fund, a fund may cancel the exchange privileges of any parties who, in the opinion of the fund, are using market timing strategies or making more than seven exchanges per owner or controlling party per calendar year. A fund may also refuse any exchange order. A fund may change or cancel its exchange policies at any time, upon 60 days' notice to its shareholders.

Certificated shares The funds no longer issue share certificates. Shares are electronically recorded. Any existing certificated shares can only be sold by returning the certificated shares to Signature Services, along with a letter of instruction or a stock power and a signature guarantee.

Sales in advance of purchase payments When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the fund will not release the proceeds to you until your purchase payment clears. This may take up to ten business days after the purchase.

--------------------------------------------------------------------------------
DIVIDENDS AND ACCOUNT POLICIES

Account statements In general, you will receive account statements as follows:

o after every transaction (except a dividend reinvestment) that affects your account balance

o     after any changes of name or address of the registered owner(s)

o     in all other circumstances, every quarter

Every year you should also receive, if applicable, a Form 1099 tax information statement, mailed by January 31.

Dividends The funds generally distribute most or all of their net earnings annually in the form of dividends. Any capital gains are distributed annually. The funds declare and pay any income dividends annually.

Dividend reinvestments Most investors have their dividends reinvested in additional shares of the same fund and class. If you choose this option, or if you do not indicate any choice, your dividends will be reinvested on the dividend record date. Alternatively, you can choose to have a check for your dividends and capital gains in the amount of more than $10 mailed to you. However, if the check is not deliverable or the combined dividend and capital gains amount is $10 or less,


14 YOUR ACCOUNT
your proceeds will be reinvested. If five or more of your dividend or capital gains checks remain uncashed after 180 days, all subsequent dividends and capital gains will be reinvested.

Taxability of dividends Dividends you receive from a fund, whether reinvested or taken as cash, are generally considered taxable. Dividends from a fund's short-term capital gains are taxable as ordinary income. Dividends from a fund's long-term capital gains are taxable at a lower rate. Whether gains are short-term or long-term depends on the fund's holding period. Some dividends paid in January may be taxable as if they had been paid the previous December.

The Form 1099 that is mailed to you every January details your dividends and their federal tax category, although you should verify your tax liability with your tax professional.

Taxability of transactions Any time you sell or exchange shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

Small accounts (non-retirement only) If you draw down a non-retirement account so that its total value is less than $1,000, you may be asked to purchase more shares within 30 days. If you do not take action, your fund may close out your account and mail you the proceeds. Alternatively, Signature Services may charge you $10 a year to maintain your account. You will not be charged a CDSC if your account is closed for this reason, and your account will not be closed if its drop in value is due to fund performance or the effects of sales charges.

--------------------------------------------------------------------------------
ADDITIONAL INVESTOR SERVICES

Monthly Automatic Accumulation Program (MAAP) MAAP lets you set up regular investments from your paycheck or bank account to the John Hancock fund(s) of your choice. You determine the frequency and amount of your investments, and you can terminate your program at any time. To establish:

o     Complete the appropriate parts of your account application.

o If you are using MAAP to open an account, make out a check ($25 minimum) for your first investment amount payable to "John Hancock Signature Services, Inc." Deliver your check and application to your financial representative or Signature Services.

Systematic withdrawal plan This plan may be used for routine bill payments or periodic withdrawals from your account. To establish:

o     Make sure you have at least $5,000 worth of shares in your account.

o Make sure you are not planning to invest more money in this account (buying shares during a period when you are also selling shares of the same fund is not advantageous to you, because of sales charges).

o Specify the payee(s). The payee may be yourself or any other party, and there is no limit to the number of payees you may have, as long as they are all on the same payment schedule.

o Determine the schedule: monthly, quarterly, semi-annually, annually or in certain selected months.

o Fill out the relevant part of the account application. To add a systematic withdrawal plan to an existing account, contact your financial representative or Signature Services.

Retirement plans John Hancock Funds offers a range of retirement plans, including traditional, Roth and Education IRAs, SIMPLE plans and SEPs. Using these plans, you can invest in any John Hancock fund (except tax-free income funds) with a low minimum investment of $250 or, for some group plans, no minimum investment at all. To find out more, call Signature Services at 1-800-225-5291.


                                                                 YOUR ACCOUNT 15

Fund details

--------------------------------------------------------------------------------
BUSINESS STRUCTURE

The diagram below shows the basic business structure used by the John Hancock equity funds. Each fund's board of trustees oversees the fund's business activities and retains the services of the various firms that carry out the fund's operations.

The trustees of the Core Growth and Core Value funds have the power to change the funds' respective investment goals without shareholderapproval.

Management fees The management fees paid to the investment adviser by the John Hancock equity funds last fiscal year are as follows:

--------------------------------------------------------------------------------
Fund                                      % of net assets
--------------------------------------------------------------------------------
Core Growth                               0.71%
Core Value                                0.48%

                            -----------------------
                                  Shareholders
                            -----------------------

    Distribution and
  shareholder services

               ---------------------------------------------------
                          Financial services firms and
                              their representatives

                      Advise current and prospective share-
                    holders on their fund investments, often
                  in the context of an overall financial plan.
               ---------------------------------------------------

               ---------------------------------------------------
                              Principal distributor

                             John Hancock Funds, LLC

                    Markets the funds and distributes shares
                   through selling brokers, financial planners
                      and other financial representatives.
               ---------------------------------------------------

               ---------------------------------------------------
                                 Transfer agent

                      John Hancock Signature Services, Inc.

                 Handles shareholder services, including record-
                keeping and statements, distribution of dividends
                    and processing of buy and sell requests.
               ---------------------------------------------------

                                                                     Asset
                                                                  management

               ---------------------------------------------------
                                   Subadviser

                           Independence Investment LLC
                                53 State Street
                                Boston, MA 02109

                          Provides portfolio management
                                  to the funds.
               ---------------------------------------------------

               ---------------------------------------------------
                               Investment adviser

                           John Hancock Advisers, LLC
                              101 Huntington Avenue
                              Boston, MA 02199-7603

                         Manages the funds' business and
                             investment activities.
               ---------------------------------------------------

               ---------------------------------------------------
                                    Custodian

                              The Bank of New York
                                 One Wall Street
                            New York, New York 10286

                      Holds the funds' assets, settles all
                      portfolio trades and collects most of
                         the valuation data required for
                          calculating each fund's NAV.
               ---------------------------------------------------

               ---------------------------------------------------
                                    Trustees

                         Oversee the funds' activities.
               ---------------------------------------------------


16 FUND DETAILS

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

These tables detail the performance of each fund's share classes, including total return information showing how much an investment in the fund has increased or decreased each year.

Core Growth Fund

Figures audited by Deloitte & Touche LLP.

-----------------------------------------------------------------------------------------
Class A - period ended:                                           2/00(1)          2/01
-----------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                              $ 18.14       $ 19.80
Net investment income (loss)(2)                                     (0.05)        (0.18)
Net realized and unrealized gain (loss) on investments               1.73         (4.95)
Total from investment operations                                     1.68         (5.13)
Less distributions:
  From net realized gain                                            (0.02)        (0.32)
Net asset value, end of period                                    $ 19.80       $ 14.35
Total return(3,4) (%)                                                9.25(5)
Ratios and supplemental data
Net assets, end of period (in millions) ($)                            21            40
Ratio of expenses to average net assets (%)                          1.25(6)       1.49
Ratio of adjusted expenses to average net assets(7,8) (%)            1.63(6)       1.58
Ratio of net investment income (loss) to average net assets (%)     (0.39)(6)     (0.91)
Portfolio turnover rate (%)                                            72           115

-----------------------------------------------------------------------------------------
Class B - period ended:                                           2/00(1)          2/01
-----------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                              $ 18.14       $ 19.73
Net investment income (loss)(2)                                     (0.13)        (0.31)
Net realized and unrealized gain (loss) on investments               1.74         (4.92)
Total from investment operations                                     1.61         (5.23)
Less distributions:
  From net realized gain                                            (0.02)        (0.32)
Net asset value, end of period                                    $ 19.73       $ 14.18
Total return(3,4) (%)                                                8.86(5)     (26.86)
Ratios and supplemental data
Net assets, end of period (in millions) ($)                            23            23
Ratio of expenses to average net assets (%)                          1.95(6)       2.19
Ratio of adjusted expenses to average net assets(7,8) (%)            2.33(6)       2.28
Ratio of net investment income (loss) to average net assets (%)     (1.09)(6)     (1.60)
Portfolio turnover rate (%)                                            72           115


                                                                 FUND DETAILS 17

Core Growth Fund continued

-----------------------------------------------------------------------------------------
Class C - period ended:                                           2/00(1)          2/01
-----------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                              $ 18.14       $ 19.73
Net investment income (loss)(2)                                     (0.13)        (0.31)
Net realized and unrealized gain (loss) on investments               1.74         (4.91)
Total from investment operations                                     1.61         (5.22)
Less distributions:
  From net realized gain                                            (0.02)        (0.32)
Net asset value, end of period                                    $ 19.73       $ 14.19
Total return(3,4) (%)                                                8.86(5)     (26.81)
Ratios and supplemental data
Net assets, end of period (in millions) ($)                           0.9             2
Ratio of expenses to average net assets (%)                          1.95(6)       2.19
Ratio of adjusted expenses to average net assets(7,8) (%)            2.33(6)       2.28
Ratio of net investment income (loss) to average net assets (%)     (1.09)(6)     (1.61)
Portfolio turnover rate (%)                                            72           115

(1)   Class A, Class B and Class C shares began operations on July 1, 1999.
(2)   Based on the average of the shares outstanding at the end of each month.
(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(4) The total returns would have been lower had certain expenses not been reduced during the periods shown.
(5)   Not annualized.
(6)   Annualized.
(7) Does not take into consideration expense reductions during the periods shown.
(8) Adjusted expenses as a percentage of average net assets are expected to decrease as the net assets of the fund grow.

================================================================================
The following returns are not audited and are not part of the audited financial highlights presented above:

Without the expense reductions, returns for Class A for the periods or years ended February 29, 2000 and February 28, 2001 would have been 8.87% and (26.35%), respectively. For Class B, the returns would have been 8.48% and (26.95%), respectively, and for Class C would have been 8.48% and (26.90%), respectively.


18 FUND DETAILS

Core Value Fund

Figures audited by Deloitte & Touche LLP.

----------------------------------------------------------------------------------------------------------------------------
Class A(1) - period ended:                                           2/97       2/98       2/99       2/00       2/01
----------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                $9.47     $10.88     $13.93     $12.36     $10.70
Net investment income (loss)(2)                                      0.23       0.21       0.15       0.13       0.10
Net realized and unrealized gain (loss) on investments               1.77       3.33       1.23      (1.01)      2.04
Total from investment operations                                     2.00       3.54       1.38      (0.88)      2.14
Distributions to shareholders
  From net investment income                                        (0.19)     (0.13)     (0.18)     (0.08)     (0.10)
  From net realized gain                                            (0.40)     (0.36)     (2.77)     (0.70)     (0.03)
                                                                    (0.59)     (0.49)     (2.95)     (0.78)     (0.13)
Net asset value, end of period                                     $10.88     $13.93     $12.36     $10.70     $12.71
Total return(3,4) (%)                                               21.36      32.97       9.87      (8.08)     20.02
Ratios and supplemental data
Net assets, end of period (in millions) ($)                             1          8          7         12         11
Ratio of expenses to average net assets (%)                          0.95       0.95       0.95       0.95       1.30
Ratio of adjusted expenses to average net assets(5,6) (%)            6.39       1.90       1.88       1.89       1.62
Ratio of net investment income (loss) to average net assets (%)      2.26       1.60       1.03       1.09       0.79
Portfolio turnover rate (%)                                            66        119         61         76        131

---------------------------------------------------------------------------------------------
Class B - period ended:                                           2/00(7)          2/01
---------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                               $13.35        $10.69
Net investment income (loss)(2)                                      0.02         (0.01)
Net realized and unrealized gain (loss) on investments              (2.56)         2.05
Total from investment operations                                    (2.54)         2.04
Distributions to shareholders
   From net investment income                                       (0.02)        (0.01)
   From net realized gain                                           (0.10)        (0.03)
   Total distributions                                              (0.12)        (0.04)
Net asset value, end of period                                     $10.69        $12.69
Total return(3,4) (%)                                              (19.19)(8)     19.02

Ratios and supplemental data
Net assets, end of period (in millions) ($)                             8            15
Ratio of expenses to average net assets (%)                          1.95(9)       2.09
Ratio of adjusted expenses to average net assets(5,6) (%)            2.59(9)       2.41
Ratio of net investment income (loss) to average net assets (%)      0.19(9)      (0.05)
Portfolio turnover rate (%)                                            76           131


                                                                 FUND DETAILS 19

Core Value Fund continued

-------------------------------------------------------------------------------------------
Class C - period ended:                                           2/00(7)          2/01
-------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                               $13.35        $10.69
Net investment income (loss)(2)                                      0.02         (0.01)
Net realized and unrealized gain (loss) on investments              (2.56)         2.04
Total from investment operations                                    (2.54)         2.03
Distributions to shareholders
  From net investment income                                        (0.02)        --(10)
  From net realized gain                                            (0.10)        (0.03)
  Total distributions                                               (0.12)        (0.03)
Net asset value, end of period                                     $10.69        $12.69
Total return(3,4) (%)                                              (19.19)(8)     18.98
Ratios and supplemental data
Net assets, end of period (in millions) ($)                           0.2             2
Ratio of expenses to average net assets (%)                          1.95(9)       2.18
Ratio of adjusted expenses to average net assets(5,6) (%)            2.59(9)       2.50
Ratio of net investment income (loss) to average net assets (%)      0.21(9)      (0.16)
Portfolio turnover rate (%)                                            76           131

(1) Effective July 1, 1999, existing shares of the fund were designated Class A shares. The Fund, which had previously only been sold to institutional investors, also became available for sale to individual investors.
(2)   Based on the average of the shares outstanding at the end of each month.
(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(4) The total returns would have been lower had certain expenses not been reduced during the periods shown.
(5) Does not take into consideration expense reductions during the periods shown.
(6) Adjusted expenses as a percentage of average net assets are expected to decrease as the net assets of the fund grow.
(7)   Class B and Class C shares began operations on July 1, 1999.
(8)   Not Annualized
(9)   Annualized.
(10)  Less than $0.01.

================================================================================
The following returns are not audited and are not part of the audited financial highlights presented above:

Without the expense reductions, returns for Class A for the periods or years ended February 28, 1997, 1998, 1999, February 29, 2000 and February 28, 2001 would have been 15.92%, 32.02%, 83.94%, (9.02%) and (19.70%), respectively. For
Class B, the returns for the periods or years ended February 29, 2000 and February 28, 2001 would have been (19.83%) and 18.70%, respectively, and for Class C would have been (19.83%) and 18.66%, respectively.


20 FUND DETAILS

For more information

Two documents are available that offer further information on John Hancock equity funds:

Annual/Semiannual Report to Shareholders

Includes financial statements, a discussion of the market conditions and investment strategies that significantly affected performance, as well as the auditors' report (in annual report only).

Statement of Additional Information (SAI)

The SAI contains more detailed information on all aspects of the funds. The current annual report is included in the SAI.

A current SAI has been filed with the Securities and Exchange Commission and is incorporated by reference into (is legally a part of) this prospectus.

To request a free copy of the current annual/semiannual report or the SAI, please contact John Hancock:

By mail:

John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, MA 02217-1000

By phone: 1-800-225-5291

By EASI-Line: 1-800-338-8080

By TDD: 1-800-544-6713

On the Internet: www.jhfunds.com

Or you may view or obtain these documents from the SEC:

In person: at the SEC's Public Reference Room in Washington, DC. For access to the Reference Room call 1-202-942-8090

By mail:
Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-0102
(duplicating fee required)

By electronic request: publicinfo@sec.gov
(duplicating fee required)

On the Internet: www.sec.gov

[LOGO](R)
[OLYMPIC LOGO]
WORLDWIDE SPONSOR

John Hancock Funds, LLC
MEMBER NASD
101 Huntington Avenue
Boston, MA 02199-7603

www.jhfunds.com

Mutual Funds
Institutional Services
Private Managed Accounts
Retirement Plans

                                                 (C)2002 JOHN HANCOCK FUNDS, LLC
                                                                     7988PN 3/02

                                                                    John Hancock
                                                                    Equity Funds
                                                           Institutional Class I


                                                                      Prospectus


                                                                    July 2, 2001


--------------------------------------------------------------------------------

                                                                Core Growth Fund
                                                                 Core Value Fund


As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these funds or determined whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a federal crime.

                                                            [LOGO](R)
                                                        ------------------
                                                        JOHN HANCOCK FUNDS

Contents
--------------------------------------------------------------------------------


A fund-by-fund summary      Core Growth Fund                                   4
of goals, strategies,
risks, performance and      Core Value Fund                                    6
expenses.


Policies and instructions   Your account
for opening, maintaining
and closing an account.     Who can buy shares                                 8
                            Opening an account                                 8
                            Buying shares                                      9
                            Selling shares                                    10
                            Transaction policies                              12
                            Dividends and account policies                    12
                            Business structure                                13


Further information on the  Financial highlights                              14
funds.


                            For more information                      back cover

Overview

--------------------------------------------------------------------------------

FUND INFORMATION KEY

Concise fund-by-fund descriptions begin on the next page. Each description provides the following information:

[Clip Art] Goal and strategy The fund's particular investment goals and the strategies it intends to use in pursuing those goals.

[Clip Art] Main risks The major risk factors associated with the fund.

[Clip Art] Past performance The fund's total return, measured year-by-year and over time.

[Clip Art] Your expenses The overall costs borne by an investor in the fund, including annual expenses.

JOHN HANCOCK EQUITY FUNDS --
INSTITUTIONAL CLASS I



These funds offer clearly defined investment strategies, each focusing on a particular market segment and following a disciplined investment process. Blended together or selected individually, these funds are designed to meet the needs of investors seeking risk-managed investment strategies from seasoned professional portfolio managers.



RISKS OF MUTUAL FUNDS

Mutual funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Because you could lose money by investing in these funds, be sure to read all risk disclosure carefully before investing.

THE MANAGEMENT FIRM



All John Hancock equity funds are managed by John Hancock Advisers, Inc. Founded in 1968, John Hancock Advisers is a wholly owned subsidiary of John Hancock Financial Services, Inc. and manages more than $30 billion in assets.

Core Growth Fund

GOAL AND STRATEGY


[Clip Art] The fund seeks capital appreciation. To pursue this goal, the fund invests in a diversified portfolio of primarily large-capitalization stocks and emphasizes stocks of companies with relatively high potential long-term earnings growth. The portfolio's risk profile is substantially similar to that of the Russell 1000 Growth Index.


The managers select from a menu of stocks of approximately 550 companies that evolves over time. Approximately 40% to 50% of these companies also are included in the Russell 1000 Growth Index. The subadviser's investment research team is organized by industry and tracks these companies to develop earnings estimates and five-year projections for growth. A series of proprietary computer models use this in-house research to rank the stocks according to their combination of:

o     value, meaning they appear to be underpriced
o     improving fundamentals, meaning they show potential for strong growth


This process, together with a risk/return analysis against the Russell 1000 Growth Index, results in a portfolio of approximately 90 to 130 of the stocks from the top 60% of the menu. The fund generally sells stocks that fall into the bottom 20% of the menu.


In normal market conditions, the fund is almost entirely invested in stocks. The fund may, however, invest in certain other types of equity securities, including dollardenominated foreign securities.

In abnormal market conditions, the fund may temporarily invest more than 35% of assets in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.


The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable distributions.


================================================================================

SUBADVISER

Independence Investment LLC
----------------------------------
Team responsible for day-to-day
investment management

A subsidiary of John Hancock
Financial Services, Inc.

Founded in 1982

Supervised by the adviser

PAST PERFORMANCE

[Clip Art] The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. All figures assume dividend reinvestment. Past performance does not indicate future results.

--------------------------------------------------------------------------------
Class I year-by-year total returns -- calendar years
--------------------------------------------------------------------------------
                                         1996     1997    1998    1999    2000

                                        20.52%   36.22%  37.94%  20.00%  -17.16%


2001 total return as of March 31: -21.17%
Best quarter: Q4 '98, 27.44% Worst quarter: Q3 '98, -12.00%


--------------------------------------------------------------------------------
Average annual total returns -- for periods ending 12/31/00
--------------------------------------------------------------------------------
                                                           Class I      Index
1 year                                                     -17.16%      -22.42%
5 year                                                     17.62%       18.15%
Life of Class I - began 10/2/95                            17.78%       18.21%

Index: Russell 1000 Growth Index, an unmanaged index of growth stocks in the Russell 1000 Index of the 1,000 largest-capitalization U.S. stocks.

MAIN RISKS

[Clip Art] The value of your investment will fluctuate in response to stock market movements.

Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small- or medium-capitalization stocks. Similarly, growth stocks could underperform value stocks.

The fund's management strategy has a significant influence on fund performance. If the investment research team's earnings estimates or projections turn out to be inaccurate, or if the proprietary computer models do not perform as expected, the fund could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, those risks could increase volatility or reduce performance:

o Foreign investments carry additional risks, including potentially inadequate or inaccurate financial information and social or political instability.

================================================================================

YOUR EXPENSES

[Clip Art] Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

--------------------------------------------------------------------------------
Annual operating expenses
--------------------------------------------------------------------------------
Management fee                                                         0.80%
Other expenses                                                         0.24%
Total fund operating expenses                                          1.04%
Expense reimbursement (at least until 6/30/02)                         0.09%
Net annual operating expenses                                          0.95%

The hypothetical example below shows what your expenses would be after the expense reimbursement (first year only) if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions, that the average annual return was 5% and that your shares were redeemed at the end of the time frame. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
Expenses                        Year 1       Year 3       Year 5       Year 10
--------------------------------------------------------------------------------
                                $97          $322         $565         $1,263

FUND CODES

Class I
-------------------------------
Ticker            JHIGX
CUSIP             410132880
Newspaper         --
JHfund number     420

Core Value Fund

GOAL AND STRATEGY

[Clip Art] The fund seeks above-average total return (capital appreciation plus income). To pursue this goal, the fund invests in a diversified portfolio of primarily large-capitalization stocks and emphasizes relatively undervalued stocks and high dividend yields. The portfolio's risk profile is substantially similar to that of the Russell 1000 Value Index.

The managers select from a menu of stocks of approximately 550 companies that evolves over time. Approximately 50% to 60% of these companies also are included in the Russell 1000 Value Index. The subadviser's investment research team is organized by industry and tracks these companies to develop earnings estimates and five-year projections for growth. A series of proprietary computer models use this in-house research to rank the stocks according to their combination of:

o     value, meaning they appear to be underpriced
o     improving fundamentals, meaning they show potential for strong growth

This process, together with a risk/ return analysis against the Russell 1000 Value Index, results in a portfolio of approximately 100 to 130 of the stocks from the top 60% of the menu. The fund generally sells stocks that fall into the bottom 20% of the menu.

In normal market conditions, the fund is almost entirely invested in stocks. The fund may, however, invest in certain other types of equity securities, including dollardenominated foreign securities.

In abnormal market conditions, the fund may temporarily invest more than 35% of assets in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.


The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable distributions.


================================================================================

SUBADVISER

Independence Investment LLC
-----------------------------------
Team responsible for day-to-day
investment management

A subsidiary of John Hancock
Financial Services, Inc.

Founded in 1982

Supervised by the adviser


PAST PERFORMANCE

[Clip Art] The graph shows the fund's total return, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. All figures assume dividend reinvestment. Past performance does not indicate future results.

--------------------------------------------------------------------------------
Class I year-by-year total returns -- calendar years
--------------------------------------------------------------------------------
                                                                           2000

                                                                           6.84%


2001 total return as of March 31: -5.93%
Best quarter: Q3 '00, 9.02% Worst quarter: Q3 '99, -11.01%


--------------------------------------------------------------------------------
Average annual total returns -- for periods ending 12/31/00
--------------------------------------------------------------------------------

                                                           Class I      Index
1 year                                                     6.84%        7.02%
Life of Class I - began 7/1/99                             -0.00%       1.18%


Index: Russell 1000 Value Index, an unmanaged index of value stocks in the Russell 1000 Index of the 1,000 largest-capitalization U.S. stocks.

MAIN RISKS

[Clip Art] The value of your investment will fluctuate in response to stock market movements.

Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small- or medium-capitalization stocks. Similarly, value stocks could underperform growth stocks.

The fund's management strategy has a significant influence on fund performance. If the investment research team's earnings estimates or projections turn out to be inaccurate, or if the proprietary computer models do not perform as expected, the fund could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, those risks could increase volatility or reduce performance:

o Foreign investments carry additional risks, including potentially inadequate or inaccurate financial information and social or political instability.

================================================================================

YOUR EXPENSES

[Clip Art] Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

--------------------------------------------------------------------------------
Annual operating expenses
--------------------------------------------------------------------------------


Management fee                                                         0.80%
Other expenses                                                         0.56%
Total fund operating expenses                                          1.36%
Expense reimbursement (at least until 6/30/02)                         0.32%
Net annual operating expenses                                          1.04%

The hypothetical example below shows what your expenses would be after the expense reimbursement (first year only)if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions, that the average annual return was 5% and that your shares were redeemed at the end of the time frame. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
Expenses                        Year 1       Year 3       Year 5       Year 10
--------------------------------------------------------------------------------
                                $106         $398         $713         $1,604


FUND CODES


Class I
-------------------------------

Ticker            JHICX
CUSIP             410132781
Newspaper         --
JH fund number    488

Your account

--------------------------------------------------------------------------------
WHO CAN BUY SHARES


Class I shares are offered without any sales charge to certain types of investors, as noted below:

o     Retirement and other benefit plans and their participants
o     Rollover assets for participants whose plans are invested in the fund
o     Certain trusts, endowment funds and foundations
o Any state, county or city, or its instrumentality, department, authority or agency
o Insurance companies, trust companies and bank trust departments buying shares for their own account
o     Investment companies not affiliated with the adviser
o Clients of service agents and broker-dealers who have entered into an agreement with John Hancock Funds, Inc.
o Investors who participate in fee-based, wrap and other investment platform programs
o     Any entity that is considered a corporation for tax purposes

--------------------------------------------------------------------------------

OPENING AN ACCOUNT

1     Read this prospectus carefully.

2 Determine if you are eligible, by referring to "Who can buy shares" on the left.

3 Determine how much you want to invest. The minimum initial investment is $10,000. There is no minimum investment for retirement plans with at least 350 eligible employees.

4 Complete the appropriate parts of the account application, carefully following the instructions. By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later. You must submit additional documentation when opening trust, corporate or power of attorney accounts.

5     Make your initial investment using the table on the next page.

6 If you have questions or need more information, please contact your financial representative or call Signature Services at 1-888-972-8696.

John Hancock Funds may pay significant compensation out of its own resources to your financial representative.

Your broker or agent may charge you a fee to effect transactions in fund shares.


8 YOUR ACCOUNT

--------------------------------------------------------------------------------
Buying shares
--------------------------------------------------------------------------------
              Opening an account                Adding to an account

By check

[Clip Art]    o  Make out a check for the       o  Make out a check for the
                 investment amount,                investment amount payable to
                 payable to "John Hancock          "John Hancock Signature
                 Signature Services, Inc."         Services, Inc."

              o  Deliver the check and your     o  Fill out the detachable
                 completed application to          investment slip from an
                 your financial representative,    account statement. If no
                 or mail them to Signature         slip is available, include
                 Services (address below).         a note specifying the fund
                                                   name(s), your share class,
                                                   your account number and the
                                                   name(s) in which the
                                                   account is registered.

                                                o  Deliver the check and
                                                   investment slip or note to
                                                   your financial
                                                   representative, or mail them
                                                   to Signature Services
                                                   (address below).

By exchange

[Clip Art]    o  Call your financial            o  Call your financial
                 representative or                 representative or
                 Signature Services to             Signature Services to
                 request an exchange.              request an exchange.

              o  You may only exchange          o  You may only exchange
                 for shares of other               for shares of other
                 institutional funds or            institutional funds or
                 Class I shares.                   Class I shares.

By wire

[Clip Art]    o  Deliver your completed         o  Instruct your bank to
                 application to your               wire the amount of your
                 financial representative          investment to:
                 or mail it to Signature            First Signature Bank & Trust
                 Services.                          Account # 900022260
                                                    Routing # 211475000
              o  Obtain your account number
                 by calling your financial      Specify the fund name(s), your
                 representative or              share class, your account
                 Signature Services.            number and the name(s)
                                                in which the account is
              o  Instruct your bank to          registered. Your bank may
                 wire the amount of your        charge a fee to wire funds.
                 investment to:
                  First Signature Bank & Trust
                  Account # 900022260
                  Routing # 211475000

              Specify the fund name(s), the
              share class, the new account
              number and the name(s) in
              which the account is
              registered. Your bank may
              charge a fee to wire funds.

By phone

[Clip Art]    See "By exchange" and "By wire."  o  Verify that your bank or credit union is a member
                                                   of the Automated
                                                   Clearing House (ACH)
                                                   system.

                                                o  Complete the "To Purchase,
                                                   Exchange or Redeem Shares
                                                   via Telephone" and "Bank
                                                   Information" sections on
                                                   your account application.

                                                o  Call Signature Services to
                                                   verify that these features
                                                   are in place on your account.

                                                o  Call your financial
                                                   representative or Signature
                                                   Services with the fund
                                                   name(s), your share class,
                                                   your account number, the
                                                   name(s) in which the
                                                   account is registered and
                                                   the amount of your
                                                   investment.

-------------------------------------------------
Address:
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1001
Boston, MA 02217-1001

Phone Number: 1-888-972-8696

Or contact your financial representative for
instructions and assistance.
-------------------------------------------------


                                                                  YOUR ACCOUNT 9

--------------------------------------------------------------------------------
Selling shares
--------------------------------------------------------------------------------
              Designed for                   To sell some or all of your shares

By letter

[Clip Art]    o  Sales of any amount;        o  Write a letter of
                 however, sales of $5           instruction indicating
                 million or more must           the fund name, your account
                 be made by letter.             number, your share class,
                                                the name(s) in which the
              o  Certain requests will          account is registered and
                 require a Medallion            the dollar value or number
                 signature guarantee.           of shares you wish to sell.
                 Please refer to "Selling
                 shares in writing".         o  Include all signatures and
                                                any additional documents
                                                that may be required
                                                (see next page).

                                             o  Mail the materials to
                                                Signature Services.

                                             o  A check or wire will be
                                                sent according to your
                                                letter of instruction.

By phone

[Clip Art]    o  Sales of up to $5 million.  o  To place your request with a representative at John
                                                Hancock Funds, call
                                                Signature Services between
                                                8 A.M. and 4 P.M. Eastern
                                                Time on most business days.

                                             o  Redemption proceeds of up
                                                to $100,000 may be sent by
                                                wire or by check. A check
                                                will be mailed to the exact
                                                name(s) and address on the
                                                account. Redemption proceeds
                                                exceeding $100,000 must be
                                                wired to your designated
                                                bank account.

By wire or electronic funds transfer (EFT)

[Clip Art]    o  Requests by letter to       o  To verify that the
                 sell any amount.               telephone redemption
                                                privilege is in place on
              o  Requests by phone to sell      an account, or to request
                 up to $5 million (accounts     the forms to add it to an
                 with telephone redemption      existing account, call
                 privileges).                   Signature Services.

                                             o  Amounts of $5 million or
                                                more will be wired on
                                                the next business day.

                                             o  Amounts up to $100,000 may
                                                be sent by EFT or by check.
                                                Funds from EFT
                                                transactions are generally
                                                available by the second
                                                business day. Your bank
                                                may charge a fee for this
                                                service.

By exchange

[Clip Art]    o  Sales of any amount.        o  Obtain a current prospectus
                                                for the fund into which you
                                                are exchanging by calling
                                                your financial
                                                representative or Signature
                                                Services.

                                             o  You may only exchange for
                                                shares of other institutional
                                                funds or Class I shares.

                                             o  Call your financial
                                                representative or Signature
                                                Services to request an
                                                exchange.


10 YOUR ACCOUNT

Selling shares in writing In certain circumstances, you will need to make your request to sell shares in writing. You may need to include additional items with your request, as shown in the table below, unless they were previously provided to Signature Services and are still accurate. You may also need to include a Medallion signature guarantee, which protects you against fraudulent orders. You will need a signature guarantee if:

o     your address of record has changed within the past 30 days
o you are selling more than $100,000 worth of shares and are requesting payment by check
o     you are selling more than $5 million worth of shares

You will need to obtain your Medallion signature guarantee from a member of the Signature Guarantee Medallion Program. Most brokers and securities dealers are members of this program. A notary public CANNOT provide a signature guarantee.

--------------------------------------------------------------------------------
Seller                                   Requirements for written requests
--------------------------------------------------------------------------------
                                                                      [Clip Art]

Owners of individual, joint or           o  Letter of instruction.
UGMA/UTMA accounts (custodial
accounts for minors).                    o  On the letter, the
                                            signatures of all persons
                                            authorized to sign for the
                                            account, exactly as the
                                            account is registered.

                                         o  Medallion signature
                                            guarantee if applicable
                                            (see above).

Owners of corporate, sole                o  Letter of instruction.
proprietorship, general partner
or association accounts.                 o  Corporate business/organization
                                            resolution, certified within the
                                            past 12 months, or a John
                                            Hancock Funds business/
                                            organization certification form.

                                         o  On the letter and the resolution,
                                            the signature of the person(s)
                                            authorized to sign for the account.

                                         o  Medallion signature guarantee if
                                            applicable (see above).

Owners or trustees of retirement         o  Letter of instruction.
plan, pension trust and trust accounts.
                                         o  On the letter, the signature(s)
                                            of the trustee(s).

                                         o  Copy of the trust document
                                            certified within the past 12 months
                                            or a John Hancock Funds trust
                                            certification form.

                                         o  Medallion signature guarantee if
                                            applicable (see above).

Joint tenancy shareholders with          o  Letter of instruction signed by
rights of survivorship whose                surviving tenant.
co-tenants are deceased.
                                         o  Copy of death certificate.

                                         o  Medallion signature guarantee if
                                            applicable (see above).

Executors of shareholder estates.        o  Letter of instruction signed
                                            by executor.

                                         o  Copy of order appointing executor,
                                            certified within the past 12 months.

                                         o  Medallion signature guarantee if
                                            applicable (see above).

Administrators, conservators, guardians  o  Call 1-888-972-8696 for
and other sellers or account types not      instructions.
listed above.


----------------------------------------------
Address:
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1001
Boston, MA 02217-1001

Phone Number: 1-888-972-8696

Or contact your financial representative
for instructions and assistance
----------------------------------------------


                                                                 YOUR ACCOUNT 11

--------------------------------------------------------------------------------
TRANSACTION POLICIES

Valuation of shares The net asset value (NAV) per share for each fund is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4 P.M. Eastern Time). The funds use market prices in valui ng portfolio securities, but may use fair-value estimates if reliable market prices are unavailable. The funds may also value securities at fair value if the value of these securities has been materially affected by events occurring after the close of a foreign market. The funds may trade foreign stock or other portfolio securities on U.S. holidays and weekends, even though the funds' shares will not be priced on those days. This may change a fund's NAV on days when you cannot buy or sell shares.

Buy and sell prices When you buy shares, you pay the NAV. When you sell shares, you receive the NAV.

Execution of requests Each fund is open on those days when the New York Stock Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV to be calculated after Signature Services receives your request in good order.

At times of peak activity, it may be difficult to place requests by phone. During these times, consider sending your request in writing.

In unusual circumstances, any fund may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.

Telephone transactions For your protection, telephone requests may be recorded in order to verify their accuracy. Also for your protection, telephone redemption transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.

Exchanges You may exchange Class Ishares for shares of any Institutional Fund or Class I shares. The registration for both accounts involved must be identical.

To protect the interests of other investors in the fund, a fund may cancel the exchange privileges of any parties who, in the opinion of the fund, are using market timing strategies or making more than seven exchanges per owner or controlling party per calendar year. The funds reserve the right to require that previously exchanged shares and reinvested dividends be in a fund for 90 days before a shareholder is permitted a new exchange. A fund may also refuse any exchange order. A fund may change or cancel its exchange policies at any time, upon 60 days' notice to its shareholders.

Certificated shares The funds no longer issue share certificates. Shares are electronically recorded. Any existing certificated shares can only be sold by returning the certificated shares to Signature Services, along with a letter of instruction or a stock power and a signature guarantee.

Sales in advance of purchase payments When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but a fund will not release the proceeds to you until your purchase payment clears. This may take up to ten business days after the purchase.


--------------------------------------------------------------------------------
DIVIDENDS AND ACCOUNT POLICIES

Account statements In general, you will receive account statements as follows:

o after every transaction (except a dividend reinvestment) that affects your account balance
o     after any changes of name or address of the registered owner(s)
o     in all other circumstances, at least quarterly

Every year you should also receive, if applicable, a Form 1099 tax information statement, mailed by January 31.


Dividends The funds declare and pay any income dividends annually. Capital gains, if any, are distributed annually.


Dividend reinvestments Dividends will be reinvested automatically in additional shares of the same fund on the dividend record date. Alternatively, you can choose to have your dividends and capital gains sent directly to your bank account or a check will be sent in the amount of more than $10. However, if the check is not deliverable or the combined dividend and capital gains amount is $10 or less, your proceeds will be reinvested. If five or more of your dividend or capital gains checks remain uncashed after 180 days, all subsequent dividends and capital gains will be reinvested.


12 YOUR ACCOUNT

Taxability of dividends For investors who are not exempt from federal income taxes, dividends you receive from a fund, whether reinvested or taken as cash, are generally considered taxable. Dividends from a fund's short-term capital gains are taxable as ordinary income. Dividends from a fund's long-term capital gains are taxable at a lower rate. Whether gains are short-term or long-term depends on the fund's holding period. Some dividends paid in January may be taxable as if they had been paid the previous December.

The Form 1099 that is mailed to you every January details your dividends and their federal tax category, although you should verify your tax liability with your tax professional.

Taxability of transactions Any time you sell or exchange shares, it is considered a taxable event for you if you are not exempt from federal income taxes. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

--------------------------------------------------------------------------------
BUSINESS STRUCTURE

The funds' board of trustees oversees each fund's business activities and retains the services of the various firms that carry out the fund's operations. The trustees have the power to change the funds' respective investment goals without shareholderapproval.

The investment adviser John Hancock Advisers, Inc., 101 Huntington Avenue, Boston, MA 02199-7603.


The subadviser Independence Investment LLC, 53 State Street, Boston, MA 02109.


Management fees The management fees paid to the investment adviser by the funds last fiscal year are as follows:


--------------------------------------------------------------------------------
Fund                                      % of net assets
--------------------------------------------------------------------------------
Core Growth                               0.71%
Core Value                                0.48%



                                                                 YOUR ACCOUNT 13

Financial highlights

--------------------------------------------------------------------------------

These tables detail the performance of each fund's Class I share, including total return information showing how much an investment in the fund has increased or decreased each year.

Core Growth Fund

Figures audited by Deloitte & Touche LLP.


----------------------------------------------------------------------------------------------------------------------
Period ended:                                                        2/97       2/98       2/99       2/00(1)    2/01
----------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                              $  9.29    $ 11.01    $ 14.88    $ 17.65    $ 19.83
Net investment income (loss)(2)                                      0.05       0.04       0.01      (0.01)     (0.07)
Net realized and unrealized gain (loss) on investments               2.16       4.34       3.40       3.31      (5.01)
Total from investment operations                                     2.21       4.38       3.41       3.30      (5.08)
Less distributions from net investment income                       (0.04)     (0.03)     (0.02)        --         --
  In excess of net investment income                                   --         --         --(3)      --         --
  From net realized gain                                            (0.45)     (0.48)     (0.62)     (1.12)     (0.32)
  Total distributions                                               (0.49)     (0.51)     (0.64)     (1.12)     (0.32)
Net asset value, end of period                                    $ 11.01    $ 14.88    $ 17.65    $ 19.83    $ 14.43
Total investment return(4,5)(%)                                     24.19      40.52      22.92      19.67     (25.96)
Ratios and supplemental data
Net assets, end of period (in millions) ($)                           0.9          5          8          9          3
Ratio of expenses to average net assets (%)                          0.95       0.95       0.95       0.95       0.95
Ratio of adjusted expenses to average net assets(6,7)(%)             7.74       3.52       1.98       1.33       1.04
Ratio of net investment income (loss) to average net assets (%)      0.49       0.34       0.06      (0.06)     (0.35)
Portfolio turnover rate (%)                                           142         91         54         72        115

(1) Effective July 1, 1999, existing shares of the fund were designated Class I shares.
(2)   Based on the average of the shares outstanding at the end of each month.
(3)   Less than $0.01 per share.
(4) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(5) The total returns would have been lower had certain expenses not been reduced during the periods shown.
(6) Does not take into consideration expense reductions during the periods shown.
(7) Adjusted expenses as a percentage of average net assets are expected to decrease as the net assets of the fund grow.

--------------------------------------------------------------------------------

The following returns are not audited and are not part of the audited financial highlights presented above:

Without the expense reductions, returns for Class I for the periods or years ended February 28, 1997, 1998, 1999, February 29, 2000 and February 28, 2001 would have been 17.40%, 37.95%, 21.89%, 19.29% and (26.05%), respectively.


14 FINANCIAL HIGHLIGHTS

Core Value Fund

Figures audited by Deloitte & Touche LLP.

------------------------------------------------------------------------------------------
Period ended:                                                        2/00(1)       2/01
------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                              $ 13.35       $ 10.70
Net investment income (loss)(2)                                      0.09          0.12
Net realized and unrealized gain (loss) on investments              (2.56)         2.07
Total from investment operations                                    (2.47)         2.19
Distributions to shareholders
  From net investment income                                        (0.08)        (0.14)
  From net realized gain                                            (0.10)        (0.03)
                                                                    (0.18)        (0.17)
Net asset value, end of period                                    $ 10.70       $ 12.72
Total investment return(3,4) (%)                                   (18.71)(5)     20.46
Ratios and supplemental data
Net assets, end of period (in millions) ($)                           0.7             2
Ratio of expenses to average net assets (%)                          0.95(6)       0.95
Ratio of adjusted expenses to average net assets(7,8) (%)            1.59(6)       1.27
Ratio of net investment income (loss) to average net assets (%)      1.09(6)       0.97
Portfolio turnover rate (%)                                            76           131

(1)   Began operations on July 1, 1999.
(2)   Based on the average of the shares outstanding at the end of each month.
(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(4) The total returns would have been lower had certain expenses not been reduced during the periods shown.
(5)   Not annualized.
(6)   Annualized.
(7) Does not take into consideration expense reductions during the periods shown.
(8) Adjusted expenses as a percentage of average net assets are expected to decrease as the net assets of the fund grow.

--------------------------------------------------------------------------------

The following returns are not audited and are not part of the audited financial highlights presented above:

Without the expense reductions, returns for Class I for the periods or years February 29, 2000 and February 28, 2001 would have been (19.35%) and 20.14%, respectively.


                                                         FINANCIAL HIGHLIGHTS 15

For more information
--------------------------------------------------------------------------------


Two documents are available that offer further information on the John Hancock equity funds:


Annual/Semiannual Report to Shareholders

Includes financial statements, a discussion of the market conditions and investment strategies that significantly affected performance, as well as the auditors' report (in annual report only).

Statement of Additional Information (SAI)

The SAI contains more detailed information on all aspects of the funds. The current annual report is included in the SAI.

A current SAI has been filed with the Securities and Exchange Commission and is incorporated by reference into (is legally a part of) this prospectus.

To request a free copy of the current annual/semiannual report or the SAI, please contact John Hancock:

By mail:
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1001
Boston, MA 02217-1001


By phone: 1-888-972-8696


By EASI-Line: 1-800-597-1897

By TDD: 1-800-462-0825

On the Internet: www.jhfunds.com

Or you may view or obtain these documents from the SEC:

In person: at the SEC's Public Reference Room in Washington, DC. For access to the Reference Room call 1-202-942-8090

By mail: Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-0102
(duplicating fee required)

By electronic request:
publicinfo@sec.gov
(duplicating fee required)

On the Internet: www.sec.gov
SEC file number: 811-8852

[LOGO](R)

John Hancock Funds, Inc.
Member NASD
101 Huntington Avenue
Boston MA 02199-7603

Mutual Funds
Institutional Services
Private Managed Accounts
Retirement Plans
Insurance Services

(C)2001 JOHN HANCOCK FUNDS, INC.                                     K20PN  7/01

                          JOHN HANCOCK CORE VALUE FUND

                  Class A, Class B, Class C and Class I Shares
                       Statement of Additional Information

                                  July 1, 2001

This Statement of Additional Information provides information about John Hancock Core Value Fund (the "Fund") in addition to the information that is contained in the combined Equity Funds current Prospectus and in the Fund's current Prospectus for Class I shares, (the "Prospectuses"). The Fund is a diversified series of John Hancock Institutional Series Trust (the "Trust").

This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus, a copy of which can be obtained free of charge by writing or telephoning:

                      John Hancock Signature Services, Inc.
                         1 John Hancock Way, Suite 1000
                              Boston MA 02217-1000
                                 1-800-225-5291

                                TABLE OF CONTENTS


                                                                            Page
Organization of the Fund ................................................      2
Investment Objective and Policies .......................................      2
Investment Restrictions .................................................      9
Those Responsible for Management ........................................     11
Investment Advisory and Other Services ..................................     17
Distribution Contracts ..................................................     20
Sales Compensation ......................................................     22
Net Asset Value .........................................................     24
Initial Sales Charge on Class A and Class C Shares ......................     25
Deferred Sales Charge on Class B and Class C Shares .....................     28
Special Redemptions .....................................................     32
Additional Services and Programs ........................................     32
Purchases and Redemptions through Third Parties .........................     34
Description of the Fund's Shares ........................................     34
Tax Status ..............................................................     36
Calculation of Performance ..............................................     40
Brokerage Allocation ....................................................     42
Transfer Agent  Services ................................................     45
Custody of Portfolio ....................................................     45
Independent Auditors ....................................................     45
Appendix A- Description of Investment Risk ..............................    A-1
Appendix B-Description of Bond Ratings ..................................    B-1
Financial Statements ....................................................    F-1

ORGANIZATION OF THE FUND

The Fund is a series of the Trust, an open-end investment management company organized as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts. Prior to July 1, 1999, the Fund was called John Hancock Independence Value Fund.


John Hancock Advisers, Inc. (the "Adviser") is the Fund's investment adviser. The Adviser is an indirect wholly-owned subsidiary of John Hancock Life Insurance Company (formerly John Hancock Mutual Life Insurance Company) (the "Life Company"), a Massachusetts life insurance company chartered in 1862, with national headquarters at John Hancock Place, Boston, Massachusetts. The Life Company is wholly owned by John Hancock Financial Services, Inc., a Delaware corporation organized in February, 2000. The Subadviser of the Fund is Independence Investment LLC ("Independence") (formerly Independence Investment Associates, Inc.) referred to herein as the "Subadviser." Independence is an affiliate of the Life Company.


INVESTMENT OBJECTIVE AND POLICIES

The following information supplements the discussion of the Fund's investment objective and policies as discussed in the Prospectus. Appendix A contains further information describing investment risks. The investment objective of the Fund is nonfundamental and may be changed without shareholder approval. There is no assurance that the Fund will achieve its investment objective.

The Fund seeks above-average total return (capital appreciation plus income). The Fund emphasizes relatively undervalued securities. The Fund's performance and risk profile benchmark portfolio is the Russell 1000 Value Index which is comprised of stocks and companies with a less-than-average growth orientation and represents the universe of stocks from which value managers typically select. It is capitalization weighted and includes only common stocks belonging to large-capitalization, domestic corporations.

The Fund has adopted certain investment restrictions that are detailed under "Investment Restrictions" in this Statement of Additional Information where they are classified as fundamental or nonfundamental. Those restrictions designated as fundamental may not be changed without shareholder approval. The Fund's investment objective, investment policies and nonfundamental restrictions, however, may be changed by a vote of the Trustees without shareholder approval. If there is a change in the Fund's investment objective, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs.

For a further description of the Fund's investment objectives, policies and restrictions see "Goal and Strategy" and "Main Risks" in the Fund's Prospectus and "Investment Restrictions" in this Statement of Additional Information.

Common stocks. The Fund may invest in common stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of such entity's preferred stock and other senior equity. Ownership of common stock usually carries with it the right to vote and, frequently, an exclusive right to do so. The Fund will diversify its investments in common stocks of companies in a number of industry groups without concentrating in any particular industry. Common stocks have the potential to outperform fixed-income securities over the long term. Common stocks provide the most potential for growth, yet are the more volatile of the two asset classes.

Debt securities. Debt securities in which the Fund may invest are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations (credit risk) and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). Particular debt securities will be selected based upon credit risk analysis of potential issuers, the characteristics of the security and the interest rate sensitivity of the various debt issues available with respect to a particular issuer, and analysis of the anticipated volatility and liquidity of the particular debt instruments.

Preferred stocks. The Fund may invest in preferred stocks. Preferred stock generally has a preference to dividends and, upon liquidation, over an issuer's common stock but ranks junior to debt securities in an issuer's capital structure. Preferred stock generally pays dividends in cash (or additional shares of preferred stock) at a defined rate but, unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Dividends on preferred stock may be cumulative, meaning that, in the event the issuer fails to make one or more dividend payments on the preferred stock, no dividends may be paid on the issuer's common stock until all unpaid preferred stock dividends have been paid. Preferred stock also may be subject to optional or mandatory redemption provisions.

Investment in Foreign Securities. The Fund may invest in the securities of foreign issuers in the form of sponsored and unsponsored American Depository Receipts ("ADRs") and U.S. dollar-denominated securities of foreign issuers traded on U.S. exchanges. ADRs (sponsored and unsponsored) are receipts, typically issued by U.S. banks, which evidence ownership of underlying securities issued by a foreign corporation. ADRs are publicly traded on a U.S. stock exchange or in the over-the-counter market. An investment in foreign securities including ADRs may be affected by changes in currency rates and in exchange control regulations. Issuers of unsponsored ADRs are not contractually obligated to disclose material information including financial information, in the United States and, therefore, there may not be a correlation between such information and the market value of the unsponsored ADR. Foreign companies may not be subject to accounting standards or government supervision comparable to U.S. companies, and there is often less publicly available information about their operations. Foreign companies may also be affected by political or financial inability abroad. These risk considerations may be intensified in the case of investments in ADRs of foreign companies that are located in emerging market countries. ADRs of companies located in these countries may have limited marketability and may be subject to more abrupt or erratic price movements.

Repurchase Agreements. In a repurchase agreement the Fund buys a security for a relatively short period (usually not more than 7 days) subject to the obligation to sell it back to the issuer at a fixed time and price plus accrued interest. The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in U.S.

Government securities. The Adviser will continuously monitor the creditworthiness of the parties with whom the Fund enters into repurchase agreements.

The Fund has established a procedure providing that the securities serving as collateral for each repurchase agreement must be delivered to the Fund's custodian either physically or in book-entry form and that the collateral must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. In the event of bankruptcy or other default by a seller of a repurchase agreement, the Fund could experience delays in liquidating the underlying securities during the period in which the Fund seeks to enforce its rights thereto, possible subnormal levels of income, decline in value of the underlying securities or lack of access to income during this period as well as the expense of enforcing its rights.

Reverse Repurchase Agreements and Other Borrowings. The Fund may also enter into reverse repurchase agreements which involve the sale of U.S. Government securities held in its portfolio to a bank with an agreement that the Fund will buy back the securities at a fixed future date at a fixed price plus an agreed amount of "interest" which may be reflected in the repurchase price. Reverse repurchase agreements are considered to be borrowings by the Fund. Reverse repurchase agreements involve the risk that the market value of securities purchased by the Fund with proceeds of the transaction may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase. The Fund will also continue to be subject to the risk of a decline in the market value of the securities sold under the agreements because it will reacquire those securities upon effecting its repurchase. To minimize various risks associated with reverse repurchase agreements, the Fund will establish a separate account consisting of liquid securities, of any type or maturity, in an amount at least equal to the repurchase prices of the securities (plus any accrued interest thereon) under such agreements.

In addition, the Fund will not enter into reverse repurchase agreements or other borrowings except from banks temporarily for extraordinary or emergency purposes (not for leveraging) in amounts not to exceed 33 1/3% of the Fund's total assets (including the amount borrowed) taken at market value. The Fund will not use leverage to attempt to increase income. The Fund will enter into reverse repurchase agreements only with federally insured banks which are approved in advance as being creditworthy by the Trustees. Under the procedures established by the Trustees, the Adviser will monitor the creditworthiness of the banks involved.

Restricted Securities. The Fund may purchase securities that are not registered ("restricted securities") under the Securities Act of 1933 ("1933 Act"), including commercial paper issued in reliance on Section 4(2) of the 1933 Act and securities offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act. The Fund will not invest more than 15% of its net assets in illiquid investments. If the Trustees determine, based upon a continuing review of the trading markets for specific Section 4(2) paper or Rule 144A securities, that they are liquid, they will not be subject to the 15% limit on illiquid investments. The Trustees may adopt guidelines and delegate to the Adviser the daily function of determining the monitoring and liquidity of restricted securities. The Trustees, however, will retain sufficient oversight and be ultimately responsible for the determinations. The Trustees will carefully monitor the Fund's investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in the Fund if qualified institutional buyers become for a time uninterested in purchasing these restricted securities.

Forward Commitment and When-Issued Securities. The Fund may purchase securities on a when-issued or forward commitment basis. "When-issued" refers to securities whose terms are available and for which a market exists, but which have not been issued. The Fund will engage in when-issued transactions with respect to securities purchased for its portfolio in order to obtain what is considered to be an advantageous price and yield at the time of the transaction. For when-issued transactions, no payment is made until delivery is due, often a month or more after the purchase. In a forward commitment transaction, the Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time. When the Fund engages in forward commitment and when-issued transactions, it relies on the seller to consummate the transaction. The failure of the issuer or seller to consummate the transaction may result in the Fund losing the opportunity to obtain a price and yield considered to be advantageous. The purchase of securities on a when-issued and forward commitment basis also involves a risk of loss if the value of the security to be purchased declines prior to the settlement date.

On the date the Fund enters into an agreement to purchase securities on a when-issued or forward commitment basis, the Fund will segregate in a separate account cash or liquid securities, of any type or maturity, equal in value to the Fund's commitment. These assets will be valued daily at market, and additional cash or securities will be segregated in a separate account to the extent that the total value of the assets in the account declines below the amount of the when-issued commitments. Alternatively, the Fund may enter into offsetting contracts for the forward sale of other securities that it owns.

Government Securities. The Fund may invest in government securities. Certain U.S. Government securities, including U.S. Treasury bills, notes and bonds, and Government National Mortgage Association certificates ("GNMA"), are supported by the full faith and credit of the United States. Certain other U.S. Government securities, issued or guaranteed by Federal agencies or government sponsored enterprises, are not supported by the full faith and credit of the United States, but may be supported by the right of the issuer to borrow from the U.S. Treasury. These securities include obligations of the Federal Home Loan Mortgage Corporation ("FHLMC"), and obligations supported by the credit of the instrumentality, such as Federal National Mortgage Association Bonds ("FNMA"). No assurance can be given that the U.S. Government will provide financial support to such Federal agencies, authorities, instrumentalities and government sponsored enterprises in the future.

Mortgage-Backed Securities. The Fund may invest in mortgage pass-through certificates and multiple-class pass-through securities, such as real estate mortgage investment conduits ("REMIC") pass-through certificates, collateralized mortgage obligations ("CMOs") and stripped mortgage-backed securities ("SMBS"), and other types of "Mortgage-Backed Securities" that may be available in the future.

Guaranteed Mortgage Pass-Through Securities. Guaranteed mortgage pass-through securities represent participation interests in pools of residential mortgage loans and are issued by U.S. Governmental or private lenders and guaranteed by the U.S. Government or one of its agencies or instrumentalities, including but not limited to the GNMA, the FNMA and the FHLMC. GNMA certificates are guaranteed by the full faith and credit of the U.S. Government for timely payment of principal and interest on the certificates. FNMA certificates are guaranteed by FNMA, a federally chartered and privately owned corporation, for full and timely payment of principal and interest on the certificates. FHLMC certificates are guaranteed by FHLMC, a corporate instrumentality of the U.S. Government, for timely payment of interest and the ultimate collection of all principal of the related mortgage loans.

Multiple-Class Pass-Through Securities and Collateralized Mortgage Obligations. CMOs and REMIC pass-through or participation certificates may be issued by, among others, U.S. Government agencies and instrumentalities as well as private lenders. CMOs and REMIC certificates are issued in multiple classes and the principal of and interest on the mortgage assets may be allocated among the several classes of CMOs or REMIC certificates in various ways. Each class of CMOs or REMIC certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Generally, interest is paid or accrues on all classes of CMOs or REMIC certificates on a monthly basis.

Typically, CMOs are collateralized by GNMA, FNMA or FHLMC certificates but also may be collateralized by other mortgage assets such as whole loans or private mortgage pass-through securities. Debt service on CMOs is provided from payments of principal and interest on collateral of mortgaged assets and any reinvestment income thereon.

A REMIC is a CMO that qualifies for special tax treatment under the Code and invests in certain mortgages primarily secured by interests in real property and other permitted investments. Investors may purchase "regular" and "residual" interest shares of beneficial interest in REMIC trusts although the Fund does not intend to invest in residual interests.

Stripped Mortgage-Backed Securities. SMBS are derivative multiple-class mortgage-backed securities. SMBS are usually structured with two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. A typical SMBS will have one class receiving some of the interest and most of the principal, while the other class will receive most of the interest and the remaining principal. In the most extreme case, one class will receive all of the interest (the "interest only" class) while the other class will receive all of the principal (the "principal only" class). The yields and market risk of interest only and principal only SMBS, respectively, may be more volatile than those of other fixed income securities. The staff of the SEC considers privately issued SMBS to be illiquid.

Structured or Hybrid Notes. Funds that may invest in mortgage-backed securities may invest in "structured" or "hybrid" notes. The distinguishing feature of a structured or hybrid note is that the amount of interest and/or principal payable on the note is based on the performance of a benchmark asset or market other than fixed-income securities or interest rates. Examples of these benchmarks include stock prices, currency exchange rates and physical commodity prices. Investing in a structured note allows the Fund to gain exposure to the benchmark market while fixing the maximum loss that the Fund may experience in the event that market does not perform as expected. Depending on the terms of the note, the Fund may forego all or part of the interest and principal that would be payable on a comparable conventional note; the Fund's loss cannot exceed this foregone interest and/or principal. An investment in structured or hybrid notes involves risks similar to those associated with a direct investment in the benchmark asset.

Risk Factors Associated with Mortgage-Backed Securities. Investing in Mortgage-Backed Securities involves certain risks, including the failure of a counter-party to meet its commitments, adverse interest rate changes and the effects of prepayments on mortgage cash flows. In addition, investing in the lowest tranche of CMOs and REMIC certificates involves risks similar to those associated with investing in equity securities. Further, the yield characteristics of Mortgage-Backed Securities differ from those of traditional fixed income securities. The major differences typically include more frequent interest and principal payments (usually monthly), the adjustability of interest rates, and the possibility that prepayments of principal may be made substantially earlier than their final distribution dates.

Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors and cannot be predicted with certainty. Both adjustable rate mortgage loans and fixed rate mortgage loans may be subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment. Under certain interest rate and prepayment rate scenarios, the Fund may fail to recoup fully its investment in Mortgage-Backed Securities notwithstanding any direct or indirect governmental, agency or other guarantee. When the Fund reinvests amounts representing payments and unscheduled prepayments of principal, it may receive a rate of interest that is lower than the rate on existing adjustable rate mortgage pass-through securities. Thus, Mortgage-Backed Securities, and adjustable rate mortgage pass-through securities in particular, may be less effective than other types of U.S. Government securities as a means of "locking in" interest rates.

Conversely, in a rising interest rate environment, a declining prepayment rate will extend the average life of many Mortgage-Backed Securities. This possibility is often referred to as extension risk. Extending the average life of a Mortgage-Backed Security increases the risk of depreciation due to future increases in market interest rates.

Risk Associated With Specific Types of Derivative Debt Securities. Different types of derivative debt securities are subject to different combinations of prepayment, extension and/or interest rate risk. Conventional mortgage pass-through securities and sequential pay CMOs are subject to all of these risks, but are typically not leveraged. Thus, the magnitude of exposure may be less than for more leveraged Mortgage-Backed Securities.

The risk of early prepayments is the primary risk associated with interest only debt securities ("IOs"), super floaters, other leveraged floating rate instruments and Mortgage-Backed Securities purchased at a premium to their par value. In some instances, early prepayments may result in a complete loss of investment in certain of these securities. The primary risks associated with certain other derivative debt securities are the potential extension of average life and/or depreciation due to rising interest rates.

These securities include floating rate securities based on the Cost of Funds Index ("COFI floaters"), other "lagging rate" floating rate securities, floating rate securities that are subject to a maximum interest rate ("capped floaters"), Mortgage-Backed Securities purchased at a discount, leveraged inverse floating rate securities ("inverse floaters"), principal only debt securities ("POs"), certain residual or support tranches of CMOs and index amortizing notes. Index amortizing notes are not Mortgage-Backed Securities, but are subject to extension risk resulting from the issuer's failure to exercise its option to call or redeem the notes before their stated maturity date. Leveraged inverse IOs combine several elements of the Mortgage-Backed

Securities described above and thus present an especially intense combination of prepayment, extension and interest rate risks.

Planned amortization class ("PAC") and target amortization class ("TAC") CMO bonds involve less exposure to prepayment, extension and interest rate risk than other Mortgage-Backed Securities, provided that prepayment rates remain within expected prepayment ranges or "collars." To the extent that prepayment rates remain within these prepayment ranges, the residual or support tranches of PAC and TAC CMOs assume the extra prepayment, extension and interest rate risk associated with the underlying mortgage assets.

Other types of floating rate derivative debt securities present more complex types of interest rate risks. For example, range floaters are subject to the risk that the coupon will be reduced to below market rates if a designated interest rate floats outside of a specified interest rate band or collar. Dual index or yield curve floaters are subject to depreciation in the event of an unfavorable change in the spread between two designated interest rates. X-reset floaters have a coupon that remains fixed for more than one accrual period. Thus, the type of risk involved in these securities depends on the terms of each individual X-reset floater.

Ratings as Investment Criteria. In general, the ratings of Moody's and S&P represent the opinions of these agencies as to the quality of the securities which they rate. It should be emphasized however, that ratings are relative and subjective and are not absolute standards of quality. These ratings will be used by the Funds as initial criteria for the selection of portfolio securities. Among the factors which will be considered are the long-term ability of the issuer to pay principal and interest and general economic trends. Appendix B contains further information concerning the rating of Moody's and S&P and their significance. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither of these events will require the sale of the securities by the Fund, but the Adviser will consider the event in its determination of whether the Fund should continue to hold the securities.

Lending of Securities. The Fund may lend portfolio securities to brokers, dealers, and financial institutions if the loan is collateralized by cash or U.S. Government securities according to applicable regulatory requirements. The Fund may reinvest any cash collateral in short-term securities and money market funds. When the Fund lends portfolio securities, there is a risk that the borrower may fail to return the securities involved in the transaction. As a result, the Fund may incur a loss or, in the event of the borrower's bankruptcy, the Fund may be delayed in or prevented from liquidating the collateral. The Fund can lend portfolio securities having a total value of 33 1/3% of its total assets.

Short-Term Trading. Short-term trading means the purchase and subsequent sale of a security after it has been held for a relatively brief period of time. The Fund may engage in short-term trading in response to stock market conditions, changes in interest rates or other economic trends and developments, or to take advantage of yield disparities between various fixed income securities in order to realize capital gains or improve income. Short term turnover (100% or greater) involves correspondingly greater brokerage expenses. The Fund's portfolio turnover rate is set forth in the table under the caption "Financial Highlights" in the prospectus.

INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions. The Fund has adopted the following investment restrictions which may not be changed without the approval of a majority of the Fund's outstanding voting securities which, as used in the Prospectus and this Statement of Additional Information means the approval by the lesser of (1) the holders of 67% or more of the Fund's shares represented at a meeting if more than 50% of the Fund's outstanding shares are present in person or by proxy or (2) more than 50% of the outstanding shares.

The Fund may not:

1. Issue senior securities, except as permitted by paragraphs 3, 6 and 7 below. For purposes of this restriction, the issuance of shares of beneficial interest in multiple classes or series, the deferral of trustees' fees, the purchase or sale of options, futures contracts, forward commitments and repurchase agreements entered into in accordance with the Fund's investment policies or within the meaning of paragraph 6 below, are not deemed to be senior securities.

2. Purchase securities on margin or make short sales, or unless, by virtue of its ownership of other securities, the Fund has the right to obtain securities equivalent in kind and amount to the securities sold and, if the right is conditional, the sale is made upon the same conditions, except (i) in connection with arbitrage transactions, (ii) for hedging the Fund's exposure to an actual or anticipated market decline in the value of its securities, (iii) to profit from an anticipated decline in the value of a security, and (iv) obtaining such short-term credits as may be necessary for the clearance of purchases and sales of securities.

3. Borrow money, except for the following extraordinary or emergency purposes: (i) from banks for temporary or short-term purposes or for the clearance of transactions in amounts not to exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed) taken at market value; (ii) in connection with the redemption of Fund shares or to finance failed settlements of portfolio trades without immediately liquidating portfolio securities or other assets; (iii) in order to fulfill commitments or plans to purchase additional securities pending the anticipated sale of other portfolio securities or assets. The Fund may not borrow money for the purpose of leveraging the Fund's assets. For purposes of this investment restriction, the deferral of Trustees' fees and transactions in short sales, futures contracts, options on futures contracts, securities or indices and forward commitment transactions shall not constitute borrowing.

4. Act as an underwriter, except to the extent that in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter for purpose of the 1933 Act.

5. Purchase or sell real estate except that the Fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in securities that are secured by real estate or interests therein, (iv) purchase and sell mortgage-related securities and (v) hold and sell real estate acquired by the Fund as a result of the ownership of securities.

6. Invest in commodities, except the Fund may purchase and sell options on securities, securities indices and currency, futures contracts on securities, securities indices and currency and options on such futures, forward foreign currency exchange contracts, forward commitments, securities index put or call warrants and repurchase agreements entered into in accordance with the Fund's investment policies.

7. Make loans, except that the Fund (1) may lend portfolio securities in accordance with the Fund's investment policies up to 33 1/3% of the Fund's total assets taken at market value, (2) enter into repurchase agreements, and (3) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

8. Purchase the securities of issuers conducting their principal activity in the same industry if, immediately after such purchase, the value of its investments in such industry would exceed 25% of its total assets taken at market value at the time of such investment. This limitation does not apply to investments in obligations of the U.S. Government or any of its agencies, instrumentalities or authorities.

9. With respect to 75% of the Fund's total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities), if:

      (a) such purchase would cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer; or

      (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

Non-Fundamental Investment Restrictions. The following investment restrictions are designated as non-fundamental and may be changed by the Trustees without shareholder approval.

The Fund may not:

1. Purchase a security if, as a result, (i) more than 10% of the Fund's total assets would be invested in the securities of other investment companies,
      (ii) the Fund would hold more than 3% of the total outstanding voting securities of any one investment company, or (iii) more than 5% of the Fund's total assets would be invested in the securities of any one investment company. These limitations do not apply to (a) the investment of cash collateral, received by the Fund in connection with lending the Fund's portfolio securities, in the securities of open-end investment companies or (b) the purchase of shares of any investment company in connection with a merger, consolidation, reorganization or purchase of substantially all of the assets of another investment company. Subject to the above percentage limitations the Fund may, in connection with the John Hancock Group of Funds Deferred Compensation Plan for Independent

      Trustees/Directors, purchase securities of other investment companies within the John Hancock Group of Funds.

2. Invest more than 15% of the net assets of the Fund, taken at market value, in illiquid securities.

3. Invest for the purpose of exercising control over or management of any company.

If a percentage restriction on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the values of the Fund's assets will not be considered a violation of the restriction.

The Funds will invest only in countries on the Adviser's Approved Country Listing. The Approved Country Listing is a list maintained by the Adviser's investment department that outlines all countries, including the United States, that have been approved for investment by Funds managed by the Adviser.

THOSE RESPONSIBLE FOR MANAGEMENT

The business of the Fund is managed by the Trustees who elect officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Trustees. Several of the officers and Trustees of the Fund are also officers or directors of the Fund's Adviser and/or Subadviser, or officers and/or directors of the Fund's principal distributor, John Hancock Funds, Inc. ("John Hancock Funds").

                                Positions Held                 Principal Occupation(s)
Name and Address                With the Company               During the Past Five Years
----------------                ----------------               --------------------------
Maureen R. Ford *               Trustee, Chairman,             Executive Vice President John Hancock Financial
101 Huntington Avenue           President and Chief            Services, Inc., John Hancock Life Insurance Company;
Boston, MA  02199               Executive Officer (1,2)        Chairman, Director, President and Chief Executive
March 1950                                                     Officer, John Hancock Advisers, Inc. (the "Adviser")
                                                               and The Berkeley Financial Group, Inc. ("The Berkeley
                                                               Group"); Chairman, Director and Chief Executive
                                                               Officer, John Hancock Funds, Inc. ("John Hancock
                                                               Funds"); Chairman, Director and President, John
                                                               Hancock Insurance Agency, Inc. ("Insurance Agency,
                                                               Inc."); Chairman, Director and Chief Executive Officer,
                                                               Sovereign Asset Management Corporation (SAMCorp.);
                                                               Director, Independence Investment LLC and Independence
                                                               Fixed Income LLC; Senior Vice President, MassMutual
                                                               Insurance Co. (until 1999); Senior Vice President,
                                                               Connecticut Mutual Insurance Co. (until 1996).


John M. DeCiccio*               Trustee                        Executive Vice President and Chief Investment Officer
P.O. Box 111                                                   John Hancock Financial Services, Inc.; Director,
Boston, MA 02117                                               Executive Vice President and Chief Investment Officer,
July 1948                                                      John Hancock Life Insurance Company; Chairman of
                                                               the Committee of Finance of John Hancock Life
                                                               Insurance Company; Director, John Hancock
                                                               Subsidiaries, Inc., Hancock Natural Resource Group,
                                                               Independence Investment LLC, Independence Fixed
                                                               Income LLC, The Berkeley Group, the Adviser, John
                                                               Hancock Funds, Massachusetts Business Development
                                                               Corporation; Director, Insurance Agency Inc. (until
                                                               1999) and John Hancock Signature Services, Inc. (until
                                                               1997).


-------------------
* Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940
(1) Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)   A member of the Investment Committee of the Adviser.

                                Positions Held                 Principal Occupation(s)
Name and Address                With the Company               During the Past Five Years
----------------                ----------------               --------------------------
James F. Carlin                 Trustee                        Chairman and CEO, Alpha Analytical Laboratories
101 Huntington Avenue                                          (chemical analysis), Carlin Consolidated, Inc.
Boston, MA  02199                                              (management/investments); Trustee, Massachusetts Health
April 1940                                                     and Education Tax Exempt Trust; Director, Uno
                                                               Restaurant Corp., Arbella Mutual (insurance) (until
                                                               September 2000), HealthPlan Services, Inc. (until
                                                               February 1999), Flagship Healthcare, Inc. (until November
                                                               1999), Carlin Insurance Agency, Inc. (until April 1999),
                                                               Chairman, Massachusetts Board of Higher Education (until
                                                               July 1999) and Trustee of 35 funds managed by the
                                                               Adviser.

William H. Cunningham           Trustee                        Former Chancellor, University of Texas System and
101 Huntington Avenue                                          former President of the University of Texas, Austin,
Boston, MA  02199                                              Texas; James L. Bayless Chair of Free Enterprise; Director,
                                                               LaQuinta Motor Inns, Inc. (hotel management company)
                                                               (1985-1998); Jefferson-Pilot Corporation (diversified
                                                               life insurance company) Billing Concepts, Southwest Airlines and Introgen; Advisory Director, Chase Bank (formerly
                                                               Texas Commerce Bank - Austin).

Ronald R. Dion                  Trustee                        Chairman and Chief Executive Officer, R.M. Bradley &
101 Huntington Avenue                                          Co., Inc.; Director, The New England Council and
Boston, MA  02199                                              Massachusetts Roundtable; Trustee, North Shore Medical
March 1946                                                     Center, Director, BJ's Wholesale Club, Inc. and a
                                                               corporator of the Eastern Bank; Trustee, Emmanuel
                                                               College.

Charles L. Ladner               Trustee                        Chairman and Trustee, Dunwoody Village, Inc.; Senior
101 Huntington Avenue                                          Vice President and Chief Financial Officer, UGI
Boston, MA  02199                                              Corporation (Public Utility Holding Company) (retired
February 1938                                                  1998); Vice President and Director for AmeriGas, Inc.
                                                               (retired 1998); Vice President of AmeriGas Partners, L.P.
                                                               (until 1997); Director, EnergyNorth, Inc. (until 1995).

-------------------
* Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940
(1) Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)   A member of the Investment Committee of the Adviser.

                                Positions Held                 Principal Occupation(s)
Name and Address                With the Company               During the Past Five Years
----------------                ----------------               --------------------------
Steven R. Pruchansky            Trustee (1)                    Chairman and Chief Executive Officer, Mast
101 Huntington Avenue                                          Holdings, Inc. (since June 1, 2000); Director and
Boston, MA  02199                                              President, Mast Holdings, Inc. (until May 31, 2000);
August 1944                                                    Director, First Signature Bank & Trust Company (until
                                                               August 1991); Director, Mast Realty Trust (until
                                                               1994); President, Maxwell Building Corp. (until
                                                               1991).

Norman H. Smith                 Trustee                        Lieutenant General, United States Marine Corps;
101 Huntington Avenue                                          Deputy Chief of Staff for Manpower and Reserve
Boston, MA  02199                                              Affairs, Headquarters Marine Corps; Commanding
March 1933                                                     General III Marine Expeditionary Force/3rd Marine
                                                               Division (retired 1991).

John P. Toolan                  Trustee                        Director, The Smith Barney Muni Bond Funds, The
101 Huntington Avenue                                          Smith Barney Tax-Free Money Funds, Inc., Vantage
Boston, MA  02199                                              Money Market Funds (mutual funds), The Inefficient-
September 1930                                                 Market Fund, Inc. (closed-end investment company)
                                                               and Smith Barney Trust Company of Florida;
                                                               Chairman, Smith Barney Trust Company (retired
                                                               December, 1991); Director, Smith Barney, Inc.,
                                                               Mutual Management Company and Smith Barney
                                                               Advisers, Inc. (investment advisers) (retired 1991);
                                                               Senior Executive Vice President, Director and member
                                                               of the Executive Committee, Smith Barney, Harris
                                                               Upham & Co., Incorporated (investment bankers)
                                                               (until 1991).

William L. Braman               Executive Vice President       Executive Vice President and Chief Investment
101 Huntington Avenue           and Chief Investment           Officer, the Adviser and each of the John Hancock
Boston, MA  02199               Officer (2)                    Funds; Executive Vice President and Chief Investment
December 1953                                                  Officer, Barring Asset Management, London UK
                                                               (until May 2000).

-------------------
* Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940
(1) Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)   A member of the Investment Committee of the Adviser.

                                Positions Held                 Principal Occupation(s)
Name and Address                With the Company               During the Past Five Years
----------------                ----------------               --------------------------
Richard A. Brown                Senior Vice President and      Senior Vice President and Chief Financial Officer of the
101 Huntington Avenue           Chief Financial Officer (2)    Adviser, John Hancock Funds, and The Berkeley Group;
Boston, MA  02199                                              Second Vice President and Senior Associate Controller,
April 1949                                                     Corporate Tax Department, John Hancock Financial
                                                               Services, Inc. (until January 2001).

Susan S. Newton                 Senior Vice President,         Senior Vice President and Chief Legal Officer the
101 Huntington Avenue           Secretary and Chief Legal      Adviser; John Hancock Funds; Vice President, Signature
Boston, MA 02199                Officer                        Services (until May 2000), The Berkeley Group, NM
March 1950                                                     Capital and SAMCorp.



Thomas H. Connors               Vice President and             Vice President and Compliance Officer, the Adviser;
101 Huntington Avenue           Compliance Officer             Vice President, John Hancock Funds.
Boston, MA  02199
September 1959

-------------------
* Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940
(1) Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)   A member of the Investment Committee of the Adviser.


The following table provides information regarding the compensation paid by the Fund and other investment companies in the John Hancock Fund Complex to the Independent Trustees for their services. Mr. DeCiccio and Ms. Ford, each a non-Independent Trustee, and each of the officers of the Fund are interested persons of the Adviser, and/or affiliates are compensated by the Adviser and receive no compensation from the Fund for their services.

                                                    Total Compensation from all
                          Aggregate Compensation    Funds in John Hancock Fund
Trustees                  from the Fund (1)         Complex to Trustees (2)
--------                  -----------------         -----------------------
James F. Carlin                   $  149                      $ 72,000
William H. Cunningham*               149                        72,100
Ronald R. Dion*                      149                        72,000
Charles L. Ladner                    154                        75,100
Steven R. Pruchansky*                154                        75,000
Norman H. Smith*                     159                        78,000
John P. Toolan*                      144                        70,250
Total                             $1,058                       $514,450

      (1)   Compensation is for the fiscal year ended February 28, 2001.

      (2) Total compensation paid by the John Hancock Fund Complex to the Independent Trustees is for the calendar year ended December 31, 2000 As of that date, there were sixty-nine funds in the John Hancock Fund Complex, with each of these Independent Trustees serving on thirty four funds.

      (*) As of December 31, 2000, the value of the aggregate accrued deferred compensation from all Funds in the John Hancock fund complex for Mr. Cunningham was $514,062, for Mr. Dion was $80,629, for Ms. McCarter was $179,156 (resigned as of October 1, 1998) for Mr. Pruchansky was $123,670, for Mr. Smith was $182,867 and for Mr. Toolan was $623,506 under the John Hancock Deferred Compensation Plan for Independent Trustees (the "Plan").

All of the officers listed are officers or employees of the Adviser or affiliated companies. Some of the Trustees and officers may also be officers and/or Directors and/or Trustees of one or more other funds for which the Adviser serves as investment adviser.

As of June 4, 2001, the officers and Trustees of the Fund as a group beneficially owned less than 1% of the outstanding shares of the Fund. As of that date, the following shareholders of record beneficially owned 5% or more of the outstanding shares of the Fund.


------------------------------------------------------------------------------------------------------------------------
Name and Address of Shareholder                  Class of shares      Percentage of Total Outstanding Shares
------------------------------------------------------------------------------------------------------------------------
Sterling Trust Company                           A                    7.33%
FBO J.P. Chemical Co., Inc. PS Plan
1380 Lawrence St
Denver CO.  80204

------------------------------------------------------------------------------------------------------------------------
MLPF&S for the Sole Benefit of its Customers     B                    21.49%
Attn: Fund Administration
4800 Deerlake Drive East
Jacksonville, FL

------------------------------------------------------------------------------------------------------------------------
Donaldson Lufkin Jenrette                        C                    9.62%
 Securities Corp. Inc.
P.O. Box 2052
Jersey City NJ  07303

------------------------------------------------------------------------------------------------------------------------
MLPF&S for the Sole Benefit of its Customers     C                    9.39%
Attn: Fund Administration
4800 Deerlake Drive East
Jacksonville, FL

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
Name and Address of Shareholder                   Class of shares     Percentage of Total Outstanding Shares
------------------------------------------------------------------------------------------------------------------------
Independence Investment Associates                I                   26.95%
53 State Street
Boston MA 02109-2809

------------------------------------------------------------------------------------------------------------------------
Independence Investment Associates                I                   19.82%
Employee Deferred Compensation
  Plan
53 State Street
Boston MA 02109-2809

------------------------------------------------------------------------------------------------------------------------
CG Enterprises EE Sal Savings                     I                   34.13%
Retirement Plan
12001 Guilford Road
Annapolis Junction MD 20701

------------------------------------------------------------------------------------------------------------------------
Liguori Publications Inc.                         I                   13.80%
1 Liguori Drive
Liguori, MO

------------------------------------------------------------------------------------------------------------------------
Sterling Trust Company                            I                   5.17%
FBO TL Cannon 401K Plan
1380 Lawrence St
Denver CO.  80204

------------------------------------------------------------------------------------------------------------------------



INVESTMENT ADVISORY AND OTHER SERVICES

The Adviser, located at 101 Huntington Avenue, Boston, Massachusetts 02199-7603, was organized in 1968 and has more than $30 billion in assets under management in its capacity as investment adviser to the Fund and other funds in the John Hancock group of funds, as well as retail and institutional privately managed accounts. The Adviser is an affiliate of the Life Company, one of the most recognized and respected financial institutions in the nation. With total assets under management of more than $100 billion, the Life Company is one of the ten largest life insurance companies in the United States, and carries a high rating from Standard & Poor's and A.M. Best. Founded in 1862, the Life Company has been serving clients for over 130 years.

The Fund has entered into an investment management contract (the "Advisory Agreement") with the Adviser which was approved by the Fund's shareholders. Pursuant to the Advisory Agreement, the Adviser will: (a) furnish continuously an investment program for the Fund and determine, subject to the overall supervision and review of the Trustees, which investments should be purchased, held, sold or exchanged, and (b) provide supervision over all aspects of the Fund's operations except those which are delegated to a custodian, transfer agent or other agent.

The Fund bears all costs of its organization and operation, including but not limited to expenses of preparing, printing and mailing all shareholders' reports, notices prospectuses, proxy statements and reports to regulatory agencies; expenses relating to the issuance, registration and qualification of shares; government fees; interest charges; expenses of furnishing to shareholders their account statements; taxes; expenses of redeeming shares; brokerage and other expenses connected with the execution of portfolio securities transactions; expenses pursuant to the Fund's plan of distribution; fees and expenses of custodians including those for keeping books and accounts, maintaining a committed line of credit, and calculating the net asset value of shares; fees and expenses of transfer agents and dividend disbursing agents; legal, accounting, financial, management, tax and auditing fees and expenses of the Fund (including an allocable portion of the cost of the Adviser's employees rendering such services to the Fund the compensation and expenses of Trustees who are not otherwise affiliated with the Trust, the Adviser or any of their affiliates; expenses of Trustees' and shareholders' meetings; trade association memberships; insurance premiums; and any extraordinary expenses.

The Adviser has entered into a Sub-Advisory Agreement with Independence Investment LLC ("Independence"). Under the Sub-Advisory Agreement, the Subadviser, subject to the review of the Trustees and the overall supervision of the Adviser, is responsible for managing the investment operations of the Fund and the composition of the Fund's investment portfolio and furnishing the Fund with advice and recommendations with request to investments, investment policies and the purchase and sale of securities. Independence, located at 53 State Street, Boston, Massachusetts 02109, and organized in 1982, is a wholly owned indirect subsidiary of John Hancock Subsidiaries, Inc.

As compensation for its services under the Advisory Agreement, the Fund pays the Adviser monthly a fee based on a stated percentage of the average of the daily net assets of the Fund as follows:

Average Daily Net Assets              Annual Rate
------------------------              -----------
First $500,000,000                    0.80%
Amount over $500,000,000              0.75%

The advisory fees paid by the Fund are greater than those paid by most funds, but they are comparable to those paid by many investment companies with similar investment objectives and policies. The Adviser (not the Fund) pays a portion of its fee to the Subadviser at the rate of 55% of the advisory fee payable on the Fund's average daily net assets.


For the periods ended February 28, 1999, the Adviser waived the entire investment management fee for the Fund. For the fiscal year ended February 29, 2000 and February 28, 2001, the Fund paid the Adviser $21,113 and $115,809. The Subadviser waived all subadvisory fees for these periods.


From time to time, the Adviser may reduce its fee or make other arrangements to limit the Fund's expenses to a specified percentage of its average daily net assets. The Adviser has agreed to limit Fund expenses (excluding 12b-1 and transfer agent fees) to 0.90% of the Fund's average daily net assets at least until June 30, 2002. The Adviser retains the right to reimpose a fee and recover any other payments to the extent that, at the end of any fiscal year, the Fund's annual expenses fall below this limit.

Securities held by the Fund may also be held by other funds or investment advisory clients for which the Adviser, the Subadviser or its affiliates provide investment advice. Because of different investment objectives or other factors, a particular security may be bought for one or more funds or clients when one or more other funds or clients are selling the same security. If opportunities for purchase or sale of securities by the Adviser or Subadviser for the Fund or for other funds or clients for which the Adviser or Subadviser renders investment advice arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds or clients in a manner deemed equitable to all of them. To the extent that transactions on behalf of more than one client of the Adviser, Subadviser or its affiliates may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

Pursuant to its Advisory Agreement and Sub-Advisory Agreement, the Adviser and Subadviser are not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the respective Agreements relate, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser or Subadviser in the performance of its duties or from reckless disregard of the obligations and duties under the applicable Agreement.

Under the Advisory Agreement, the Fund may use the name "John Hancock" or any name derived from or similar to it only for as long as the Advisory Agreement or any extension, renewal or amendment thereof remains in effect. If the Advisory Agreement is no longer in effect, the Fund (to the extent that it lawfully can) will cease to use such a name or any other name indicating that it is advised by or otherwise connected with the Adviser. In addition, the Adviser or the Life Company may grant the nonexclusive right to use the name "John Hancock" or any similar name to any other corporation or entity, including but not limited to any investment company of which the Life Company or any subsidiary or affiliate thereof or any successor to the business of any subsidiary or affiliate thereof shall be the investment adviser.

Under the Sub-Advisory Agreement of the Fund, the Fund may use the name "Independence" or any name derived from or similar to it only for as long as the Sub-Advisory Agreement is in effect. When the Sub-Advisory Agreement is no longer in effect, the Fund (to the extent that it lawfully can) will cease to use any name indicating that it is advised by or otherwise connected with Independence (formerly Independence Investment Associates, Inc.). In addition, Independence or the Life Company may grant the non-exclusive right to use the name "Independence" or any similar name to any other corporation or entity, including but not limited to any investment company of which Independence or any subsidiary or affiliate thereof or any successor to the business of any subsidiary or affiliate thereof shall be the investment adviser.

The continuation of the Advisory Agreement, Sub-Advisory Agreement and the Distribution Agreement (discussed below) was approved by all Trustees. The Advisory Agreement, Sub-Advisory Agreement and the Distribution Agreement will continue in effect from year to year, provided that its continuance is approved annually both (i) by the holders of a majority of the outstanding voting securities of the Trust or by the Trustees, and (ii) by a majority of the Trustees who are not parties to the Agreement or "interested persons" of any such parties. Each Agreement may be terminated on 60 days written notice by any party or by vote of a majority of the outstanding voting securities of the Fund and will terminate automatically if assigned.


Accounting and Legal Services Agreement. The Trust, on behalf of the Fund, is a party to an Accounting and Legal Services Agreement with the Adviser. Pursuant to this agreement, the Adviser provides the Fund with certain tax, accounting and legal services. For the fiscal year ended February 28, 1999, February 29, 2000 and February 28, 2001, the Fund paid the Adviser $1,055, $2,447 and $5,064, respectively, for services under this agreement.


Personnel of the Adviser, Sub-Adviser, and their affiliates may trade securities for their personal accounts. The Fund also may hold, or may be buying or selling, the same securities. To prevent the Fund from being disadvantaged, the Adviser, Sub-Adviser and their affiliates and the Fund have adopted a code of ethics which restricts the trading activity of those personnel.

DISTRIBUTION CONTRACTS

The Fund has a Distribution Agreement with John Hancock Funds. Under the agreement, John Hancock Funds is obligated to use its best efforts to sell shares of each class of the Fund. Shares of the Fund are also sold by selected broker-dealers (the "Selling Brokers") that have entered into selling agency agreements with John Hancock Funds. These Selling Brokers are authorized to designate other intermediaries to receive purchase and redemption orders on behalf of the Fund. John Hancock Funds accepts orders for the purchase of the shares of the Fund that are continually offered at net asset value next determined, plus an applicable sales charge, if any. In connection with the sale of Fund shares, John Hancock Funds and Selling Brokers receive compensation from a sales charge imposed, in the case of Class A and Class C shares, at the time of sale. In the case of Class B or Class C shares, the broker receives compensation immediately but John Hancock Funds is compensated on a deferred basis.


Total underwriting commissions for sales of the Fund's Class A shares for the fiscal year ended February 29, 2000 and February 28, 2001 were $86,872 and $71,320 and $36,652 and $3,652 were retained by John Hancock Funds, respectively. The remainder of the underwriting commissions were reallowed to dealers.

The Fund's Trustees adopted Distribution Plans with respect to Class A, Class B and Class C shares (the "Plans") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plans, the Fund will pay distribution and service fees at an aggregate annual rate of up to 0.30% for Class A shares and 1.00% for Class B and Class C shares of the Fund's average daily net assets attributable to shares of that class. However, the service fees will not exceed 0.25% of the Fund's average daily net assets attributable to each class of shares. The distribution fees will be used to reimburse John Hancock Funds for its distribution expenses, including but not limited to: (i) initial and ongoing sales compensation to Selling Brokers and others (including affiliates of the John Hancock Funds) engaged in the sale of Fund shares; (ii) marketing, promotional and overhead expenses incurred in connection with the distribution of Fund shares; and (iii) with respect to Class B and Class C shares only, interest expenses on unreimbursed distribution expenses. The service fees will be used to compensate Selling Brokers and others for providing personal and account maintenance services to shareholders. In the event that John Hancock Funds is not fully reimbursed for payments or expenses it incurs under the Class A Plan, these expenses will not be carried beyond twelve months from the date they were incurred. Unreimbursed expenses under the Class B and Class C Plans will be carried forward together with interest on the balance of these unreimbursed expenses. The Fund does not treat unreimbursed expenses under the Class B and Class C Plans as a liability of the Fund because the Trustees may terminate the Class B and /or Class C Plans at any time with no additional liability for these expenses to the shareholders and the Fund. For the fiscal year ended February 28, 2001, an aggregate of $3,137 of distribution expenses or 0.03% of the average net assets of the Class B shares of the Fund, was not reimbursed or recovered by John Hancock Funds through the receipt of deferred sales charges or Rule 12b-1 fees in prior periods. For the fiscal year ended February 28, 2001, an aggregate of $319 of distribution expenses or 0.03% of the average net assets of the Class C shares of the Fund, was not reimbursed or recovered by John Hancock Funds through the receipt of deferred sales charges or Rule 12b-1 fees in prior periods.


The Plans were approved by a majority of the voting securities of the Fund. The Plans amendments were approved by the Trustees, including a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plans (the "Independent Trustees"), by votes cast in person at meetings called for the purpose of voting on these Plans.

Pursuant to the Plans, at least quarterly, John Hancock Funds provides the Fund with a written report of the amounts expended under the Plans and the purpose for which these expenditures were made. The Trustees review these reports on a quarterly basis to determine their continued appropriateness.

The Plans provide that they will continue in effect only so long as its continuance is approved at least annually by a majority of both the Trustees and the Independent Trustees. The Plans provide that they may be terminated without penalty, (a) by a vote of a majority of the Independent Trustees, (b) by a vote of a majority of the Fund's outstanding shares of the applicable class upon 60 days' written notice to John Hancock Funds and (c) automatically in the event of assignment. The Plans further provide that they may not be amended to increase the maximum amount of the fees for the services described therein without the approval of a majority of the outstanding shares of the class of the Fund which has voting rights with respect to that Plan. Each plan provides, that no material amendment to the Plans will be effective unless it is approved by a majority vote of the Trustees and the Independent Trustees of the Fund. The holders of Class A, Class B and Class C shares have exclusive voting rights with respect to the Plan applicable to their respective class of shares. In adopting the Plans, the Trustees concluded that, in their judgment, there is a reasonable likelihood that the Plans will benefit the holders of the applicable class of shares of the Fund.

Class I shares of the Fund are not subject to any distribution plan. Expenses associated with the obligation of John Hancock Funds to use its best efforts to sell Class I shares will be paid by the Adviser or by John Hancock Funds and will not be paid from the fees paid under Class A, Class B or Class C Plans.

Amounts paid to the John Hancock Funds by any class of shares of the Fund will not be used to pay the expenses incurred with respect to any other class of shares of the Fund; provided, however, that expenses attributable to the Fund as a whole will be allocated, to the extent permitted by law, according to the formula based upon gross sales dollars and/or average daily net assets of each such class, as may be approved from time to time by vote of a majority of the Trustees. From time to time, the Fund may participate in joint distribution activities with other Funds and the costs of those activities will be borne by each Fund in proportion to the relative net asset value of the participating Fund.


During the fiscal year ended February 28, 2001, the Fund paid John Hancock Funds the following amounts of expenses in connection with their services for the
Fund:

                                                  Expense Items
                                                  -------------
                                       Printing and
                                       Mailing of                                Expenses          Interest,
                                       Prospectuses                              of John           Carrying or
                                       to new             Compensation to        Hancock           Other Finance
                     Advertising       Shareholders       Selling Brokers        Funds             Charges
                     -----------       ------------       ---------------        -----             -------
Class A              $ 3,822           $  248             $ 2,259                $12,151           --
Class B              $20,024           $1,019             $24,117                $58,944           $2,719
Class C              $ 2,588           $  107             $ 1,157                $ 7,347           --

SALES COMPENSATION

As part of their business strategies, each of the John Hancock funds, along with John Hancock Funds, pay compensation to financial services firms that sell the funds' shares. These firms typically pass along a portion of this compensation to your broker or financial representative.

The two primary sources of broker compensation payments for Class A, Class B and Class C shares are (1) the 12b-1 fees that are paid out of the funds' assets and
(2) sales charges paid by investors. The sales charges and 12b-1 fees paid by investors are detailed in the prospectus and under the "Distribution Contracts" in this Statement of Additional Information. The portions of these expenses that are paid to financial services firms are shown on the next page. For Class I shares, John Hancock Funds may make a one-time payment at the time of initial purchase out of its own resources to a Selling Broker who sells shares of the Fund. This payment may not exceed 0.15% of the amount invested.

Whenever you purchase Class A, Class B or Class C shares, the financial services firm receives a reallowance/payment, as described below. The firm also receives the first year's 12b-1 service fee at this time. Beginning with the second year after an investment is made, the financial services firm receives an annual 12b-1 service fee of 0.25% of its total eligible fund net assets. This fee is paid quarterly in arrears by the Fund.


In addition, from time to time, John Hancock Funds, at its expense, may provide significant additional compensation to financial services firms in connection with the sale of shares of the Fund. Such compensation provided by John Hancock Funds may include, for example, financial assistance to financial services firms in connection with their marketing and sales development programs for their registered representatives and other employees, as well as payment for travel expenses, including lodging, incurred by registered representatives and other employees for such marketing and sales development programs, seminars for the public, advertising and sales campaigns regarding one or more Funds, and/or other financial services firms-sponsored events or activities. From time to time, John Hancock Funds may make expense reimbursements for special training of a financial services firm's registered representatives and other employees in group meetings. Other compensation, such as asset retention fees, finder's fees and reimbursement for wire transfer fees, may be offered to the extent not prohibited by law or any self-regulatory agency, such as the NASD.


                                                          Broker receives          Broker receives
                                    Sales charge paid     maximum                  12b-1 service         Total broker
                                    by investors (%       reallowance              fee (% of net         compensation (1)
Class A investments                 of offering price)    (% of offering price)    investment) (3)       (% of offering price)
-------------------                 ------------------    ---------------------    ---------------       ---------------------
Up to $49,999                       5.00%                 4.01%                    0.25%                 4.25%
$50,000 - $99,999                   4.50%                 3.51%                    0.25%                 3.75%
$100,000 - $249,999                 3.50%                 2.61%                    0.25%                 2.85%
$250,000 - $499,999                 2.50%                 1.86%                    0.25%                 2.10%
$500,000 - $999,999                 2.00%                 1.36%                    0.25%                 1.60%

Investments of Class A share
of $1 million or more (4)
-------------------------
First $1M - $4,999,999              --                    0.75%                    0.25%                 1.00%
Next $1 - $5M above that            --                    0.25%                    0.25%                 0.50% (2)
Next $1 or more above that          --                    0.00%                    0.25%                 0.25% (2)

                                                          Broker receives          Broker receives
                                                          maximum                  12b-1 service         Total broker
                                                          reallowance              fee (% of net         compensation (1)
Class B investments                                       (% of offering price)    investment) (3)       (% of offering price)
-------------------                                       ---------------------    ---------------       ---------------------
All amounts                         --                    3.75%                    0.25%                 4.00%

                                                          Broker receives          Broker receives
                                                          maximum                  12 b-1 service        Total broker
                                                          reallowance              fee (% of net         compensation
Class C Investments                                       (% of offering price)    investment)           (% of offering price)
-------------------                                       ---------------------    -----------           ---------------------

Amounts purchased at NAV            --                    0.75%                    0.25%                 1.00%
All other amounts                   1.00%                 1.75%                    0.25%                 2.00%

                                                          Broker receives          Broker receives
                                                          maximum                  12b-1 service         Total broker
Class I investments                                       reallowance              fee (% of net         compensation (1)
                                                          (% of offering price)    investment) (3)       (% of offering price)
-------------------                                       ---------------------    ---------------       ---------------------
All amounts                         --                    0.00%                    0.00%                 0.00% (5)

(1) Broker percentages and 12b-1 service fee percentages are calculated from different amounts, and therefore may not equal total broker compensation percentages if combined using simple addition.

(2) For Group Investment Programs sales, the maximum total broker compensation for investments of $1 million or more is 1.00% of the offering price (one year CDSC of 1.00% applies for each sale).

(3) After first year broker receives 12b-1 fees quarterly in arrears.

(4) John Hancock Funds reduce aggregate investments by the amount of recent redemptions.

(5) John Hancock Funds may make a one-time payment at the time of initial purchase out of its own resources to a Selling Broker who sells Class I shares of the Fund. This payment may be up to 0.15% of the amount invested.

CDSC revenues collected by John Hancock Funds may be used to pay brokers commissions when there is no initial sales charge


NET ASSET VALUE

For purposes of calculating the net asset value ("NAV") of the Fund's shares, the following procedures are utilized wherever applicable.

Debt investment securities are valued on the basis of valuations furnished by a principal market- maker or a pricing service, both of which generally utilize electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities without exclusive reliance upon quoted prices.

Equity securities traded on a principal exchange or NASDAQ National Market Issues are generally valued at last sale price on the day of valuation. Securities in the aforementioned category for which no sales are reported and other securities traded over-the-counter are generally valued at the last available bid price.

Short-term debt investments which have a remaining maturity of 60 days or less are generally valued at amortized cost which approximates market value. If market quotations are not readily available or if in the opinion of the Adviser any quotation or price is not representative of true market value, the fair value of the security may be determined in good faith in accordance with procedures approved by the Trustees.

The NAV of each Fund and class is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4:00 p.m. Eastern
Time) by dividing a class's net assets by the number of its shares outstanding. On any day an international market is closed and the New York Stock Exchange is open, any foreign securities will be valued at the prior day's close with the current day's exchange rate. Trading of foreign securities may take place on Saturdays and U.S. business holidays on which the Fund's NAV is not calculated. Consequently, the Fund's portfolio securities may trade and the NAV of the Fund's redeemable securities may be significantly affected on days when a shareholder has no access to the Fund.

INITIAL SALES CHARGE ON CLASS A AND CLASS C SHARES

Shares of the Fund are offered at a price equal to their net asset value plus a sales charge which, at the option of the purchaser, may be imposed either at the time of purchase (the "initial sales charge alternative") or on a contingent deferred basis (the "deferred sales charge alternative"). The fund no longer issues share certificates. Shares are electronically recorded. The Trustees reserve the right to change or waive the Fund's minimum investment requirements and to reject any order to purchase shares (including purchase by exchange) when in the judgment of the Adviser such rejection is in the Fund's best interest.

The sales charges applicable to purchases of Class A and Class C shares of the Fund are described in the Fund's Prospectus. Methods of obtaining reduced sales charges referred to generally in the Prospectus are described in detail below. In calculating the sales charge applicable to current purchases of Class A shares of the Fund, the investor is entitled to accumulate current purchases with the greater of the current value (at offering price) of the Class A shares of the Fund, owned by the investor, or if John Hancock Signature Services, Inc. ("Signature Services") is notified by the investor's dealer or the investor at the time of the purchase, the cost of the Class A shares owned.

Without Sales Charges. Class A shares may be offered without a front-end sales charge or contingent deferred sales charge ("CDSC") to various individuals and institutions as follows:

o A Trustee or officer of the Trust; a Director or officer of the Adviser and its affiliates, subadviser or Selling Brokers; employees or sales representatives of any of the foregoing; retired officers, employees or Directors of any of the foregoing; a member of the immediate family (spouse, children, grandparents, grandchildren, mother, father, sister, brother, mother-in-law, father-in-law, daughter-in-law, son-in-law, niece, nephew, and same sex domestic partner) of any of the foregoing; or any fund, pension, profit sharing or other benefit plan for the individuals described above.

o A broker, dealer, financial planner, consultant or registered investment advisor that has entered into a signed agreement with John Hancock Funds providing specifically for the use of Fund shares in fee-based investment products or services made available to their clients.

o A former participant in an employee benefit plan with John Hancock funds, when he or she withdraws from his or her plan and transfers any or all of his or her plan distributions directly to the Fund.

o A member of a class action lawsuit against insurance companies who is investing settlement proceeds.

o Retirement plans participating in Merrill Lynch servicing programs, if the Plan has more than $3 million in assets or 500 eligible employees at the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement. See your Merrill Lynch financial consultant for further information.

o Retirement plans investing through the PruArray Program sponsored by Prudential Securities.

o Pension plans transferring assets from a John Hancock variable annuity contract to the Fund pursuant to an exemptive application approved by the Securities and Exchange Commission.

o     Existing shareholders/retirement plans as of June 30, 1999.

o Existing full service clients of the Life Company who were group annuity contract holders as of September 1, 1994, and participant directed retirement plans with at least 100 eligible employees at the inception of the Fund account. Each of these investors may purchase Class A shares with no initial sales charge. However, if the shares are redeemed within 12 months after the end of the calendar year in which the purchase was made, a CDSC will be imposed at the following rate:

      Amount Invested                              CDSC Rate
      ---------------                              ---------
      $1 to $4,999,999                             1.00%
      Next $5 million to $9,999,999                0.50%
      Amounts of $10 million and over              0.25%

Class C shares may be offered without a front-end sales charge to:

o Retirement plans for which John Hancock Signature Services formerly performed employer sponsored plan recordkeeping services. (These types of plans include 401(k), money purchase pension, profit sharing and SIMPLE
      401k).

o An investor who buys through a Merrill Lynch omnibus account. However, a CDSC may apply if the shares are sold within 12 months of purchase.

Class A and Class C shares may also be purchased without an initial sales charge in connection with certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies.

Combination Privilege. In calculating the sales charge applicable to purchases of Class A shares made at one time, the purchases will be combined to reduce sales charges if made by (a) an individual, his or her spouse and their children under the age of 21, purchasing securities for his or their own account, (b) a trustee or other fiduciary purchasing for a single trust, estate or fiduciary account and (c) groups which qualify for the Group Investment Program (see below). A company's (not an individual's) qualified and non-qualified retirement plan investments can be combined to take advantage of this privilege. Further information about combined purchases, including certain restrictions on combined group purchases, is available from Signature Services or a Selling Broker's representative.

Accumulation Privilege. Investors (including investors combining purchases) who are already Class A shareholders may also obtain the benefit of the reduced sales charge by taking into account not only the amount being invested but also the investor's purchase price or current value of the Class A shares of all John Hancock funds which carry a sales charge already held by such person. Class A shares of John Hancock money market funds will only be eligible for the accumulation privilege if the investor has previously paid a sales charge on the amount of those shares. Retirement plan investors may include the value of Class B shares if Class B shares held are greater than $1 million. Retirement plans must notify Signature Services to utilize. A company's (not an individual's) qualified and non-qualified retirement plan investments can be combined to take advantage of this privilege.

Group Investment Program. Under the Combination and Accumulation Privileges, all members of a group may combine their individual purchases of Class A shares to potentially qualify for breakpoints in the sales charge schedule. This feature is provided to any group which (1) has been in existence for more than six months, (2) has a legitimate purpose other than the purchase of mutual fund shares at a discount for its members, (3) utilizes salary deduction or similar group methods of payment, and (4) agrees to allow sales materials of the fund in its mailings to members at a reduced or no cost to John Hancock Funds.

Letter of Intention. Reduced sales charges are also applicable to investments made pursuant to a Letter of Intention (the "LOI"), which should be read carefully prior to its execution by an investor. The Fund offers two options regarding the specified period for making investments under the LOI. All investors have the option of making their investments over a specified period of thirteen (13) months. Investors who are using the Fund as a funding medium for a retirement plan, however, may opt to make the necessary investments called for by the LOI over a forty-eight (48) month period. These retirement plans include traditional, Roth IRAs, SEP, SARSEP, 401(k), 403(b) (including TSAs), SIMPLE IRA, SIMPLE 401(k), Money Purchase Pension, Profit Sharing and Section 457 plans. An individual's non-qualified and qualified retirement plan investments cannot be combined to satisfy LOI of 48 months. Such an investment (including accumulations and combinations but not including reinvested dividends) must aggregate $50,000 or more invested during the specified period from the date of the LOI or from a date within ninety (90) days prior thereto, upon written request to Signature Services. The sales charge applicable to all amounts invested under the LOI is computed as if the aggregate amount intended to be invested had been invested immediately. If such aggregate amount is not actually invested, the difference in the sales charge actually paid and the sales charge payable had the LOI not been in effect is due from the investor. However, for the purchases actually made within the specified period (either 13 or 48 months) the sales charge applicable will not be higher than that which would have applied (including accumulations and combinations) had the LOI been for the amount actually invested.

The LOI authorizes Signature Services to hold in escrow sufficient Class A shares (approximately 5% of the aggregate) to make up any difference in sales charges on the amount intended to be invested and the amount actually invested, until such investment is completed within the specified period, at which time the escrowed Class A shares will be released. If the total investment specified in the LOI is not completed, the Class A shares held in escrow may be redeemed and the proceeds used as required to pay such sales charge as may be due. By signing the LOI, the investor authorizes Signature Services to act as his attorney-in-fact to redeem any escrowed Class A shares and adjust the sales charge, if necessary. A LOI does not constitute a binding commitment by an investor to purchase, or by the Fund to sell, any additional Class A shares and may be terminated at any time.

Because Class I shares are sold at net asset value without the imposition of any sales charge, none of the privileges described under these captions are available to Class I investors.



DEFERRED SALES CHARGE ON CLASS B AND CLASS C SHARES

Investments in Class B shares are purchased at net asset value per share without the imposition of an initial sales charge so that the Fund will receive the full amount of the purchase payment.

Contingent Deferred Sales Charge. Class B and Class C shares which are redeemed within six years or one year of purchase, respectively will be subject to a CDSC at the rates set forth in the Prospectus as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the current market value or the original purchase cost of the Class B or Class C shares being redeemed. No CDSC will be imposed on increases in account value above the initial purchase prices, including all shares derived from reinvestment of dividends or capital gains distributions.

Class B shares are not available to retirement plans that had more than 100 eligible employees at the inception of the Fund account.

The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchases of both Class B and Class C shares, all payments during a month will be aggregated and deemed to have been made on the first day of the month.

In determining whether a CDSC applies to a redemption, the calculation will be determined in a manner that results in the lowest possible rate being charged. It will be assumed that your redemption comes first from shares you have held beyond the six-year CDSC redemption period for Class B or one year CDSC redemption period for Class C, or those you acquired through dividend and capital gain reinvestment, and next from the shares you have held the longest during the six-year period for Class B shares. For this purpose, the amount of any increase in a share's value above its initial purchase price is not regarded as a share exempt from CDSC. Thus, when a share that has appreciated in value is redeemed during the CDSC period, a CDSC is assessed only on its initial purchase price.

When requesting a redemption for a specific dollar amount, please indicate if you require the proceeds to equal the dollar amount requested. If not indicated, only the specified dollar amount will be redeemed from your account and the proceeds will be less any applicable CDSC.

Example:

You have purchased 100 Class B shares at $10 per share. The second year after your purchase, your investment's net asset value per share has increased by $2 to $12, and you have gained 10 additional shares through dividend reinvestment. If you redeem 50 shares at this time your CDSC will be calculated as follows:

      o Proceeds of 50 shares redeemed at $12 per shares (50 x 12)                 $600.00
      o *Minus Appreciation ($12 - $10) x 100 shares                               (200.00)
      o  Minus proceeds of 10 shares not subject to CDSC (dividend reinvestment)   (120.00)
                                                                                   --------
      o Amount subject to CDSC                                                     $280.00

      *The appreciation is based on all 100 shares in the account not just the shares being redeemed.

Proceeds from the CDSC are paid to John Hancock Funds and are used in whole or in part by John Hancock Funds to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of the Class B and Class C shares, such as the payment of compensation to select Selling Brokers for selling Class B and Class C shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the Fund to sell the Class B and Class C shares without a sales charge being deducted at the time of the purchase.

Waiver of Contingent Deferred Sales Charge. The CDSC will be waived on redemptions of Class B and Class C shares and of Class A shares that are subject to a CDSC, unless indicated otherwise, in the circumstances defined below:

For all account types:

* Redemptions made pursuant to the Fund's right to liquidate your account if you own shares worth less than $1,000.

* Redemptions made under certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies.

* Redemptions due to death or disability. (Does not apply to trust accounts unless trust is being dissolved.)

* Redemptions made under the Reinstatement Privilege, as described in "Sales Charge Reductions and Waivers" of the Prospectus.

* Redemption of Class B (but not Class C) shares made under a periodic withdrawal plan or redemptions for fees charged by planners or advisors for advisory services, as long as your annual redemptions do not exceed 12% of your account value, including reinvested dividends, at the time you established your periodic withdrawal plan and 12% of the value of subsequent investments (less redemptions) in that account at the time you notify Signature Services. (Please note, this waiver does not apply to periodic withdrawal plan redemptions of Class A or Class C shares that are subject to a CDSC.)

* Redemptions by Retirement plans participating in Merrill Lynch servicing programs, if the Plan has less than $3 million in assets or 500 eligible employees at the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement. See your Merrill Lynch financial consultant for further information.

* Redemptions of Class A shares made after one year from the inception date of a retirement plan at John Hancock.

* Redemption of Class A or Class C shares by retirement plans that invested through the PruArray Program sponsored by Prudential Securities.

For Retirement Accounts (such as traditional, Roth IRAs, SIMPLE IRAs, SIMPLE 401(k), Rollover IRA, TSA, 457, 403(b), 401(k), Money Purchase Pension Plan, Profit-Sharing Plan and other plans as described in the Internal Revenue Code) unless otherwise noted.

* Redemptions made to effect mandatory or life expectancy distributions under the Internal Revenue Code. (Waiver based on required minimum distribution calculations for John Hancock Mutual Fund IRA assets only.)

*     Returns of excess contributions made to these plans.

* Redemptions made to effect distributions to participants or beneficiaries from employer sponsored retirement plans under sections 401(a) (such as Money Purchase Pension Plans and Profit Sharing Plan/401(k) Plans), 457 and 408 (SEPs and SIMPLE IRAs) of the Internal Revenue Code.

* Redemptions from certain IRA and retirement plans that purchased shares prior to October 1, 1992 and certain IRA plans that purchased shares prior to May 15, 1995.

Please see matrix for some examples.

-----------------------------------------------------------------------------------------------------------------
Type of                 401 (a) Plan       403 (b)          457              IRA, IRA          Non-
Distribution            (401 (k), MPP,                                       Rollover          retirement
                        PSP) 457 &
                        408 (SEPs &
                        Simple IRAs)
-----------------------------------------------------------------------------------------------------------------
Death or Disability     Waived             Waived           Waived           Waived            Waived
-----------------------------------------------------------------------------------------------------------------
Over 70 1/2             Waived             Waived           Waived           Waived for        12% of
                                                                             required          account value
                                                                             minimum           annually in
                                                                             distributions*    periodic
                                                                             or 12% of         payments
                                                                             account value
                                                                             annually in
                                                                             periodic
                                                                             payments.
-----------------------------------------------------------------------------------------------------------------
Between 59 1/2          Waived             Waived           Waived           Waived for        12% of
and 70 1/2                                                                   Life              account value
                                                                             Expectancy        annually in
                                                                             or 12% of         periodic
                                                                             account value     payments
                                                                             annually in
                                                                             periodic
                                                                             payments.
-----------------------------------------------------------------------------------------------------------------
Under 59 1/2            Waived for         Waived for       Waived for       Waived for        12% of
(Class B only)          annuity            annuity          annuity          annuity           account value
                        payments (72t)     payments         payments         payments          annually in
                        or 12% of          (72t) or 12%     (72t) or 12%     (72t) or 12%      periodic
                        account value      of account       of account       of account        payments
                        annually in        value            value            value
                        periodic           annually in      annually in      annually in
                        payments.          periodic         periodic         periodic
                                           payments.        payments.        payments.
-----------------------------------------------------------------------------------------------------------------
Loans                   Waived             Waived           N/A              N/A               N/A
-----------------------------------------------------------------------------------------------------------------
Termination of          Not Waived         Not Waived       Not Waived       Not Waived        N/A
Plan
-----------------------------------------------------------------------------------------------------------------
Hardships               Waived             Waived           Waived           N/A               N/A
-----------------------------------------------------------------------------------------------------------------
Qualified               Waived             Waived           Waived           N/A               N/A
Domestic
Relations Orders
-----------------------------------------------------------------------------------------------------------------
Termination of          Waived             Waived           Waived           N/A               N/A
Employment
Before Normal
Retirement Age
-----------------------------------------------------------------------------------------------------------------
Return of Excess        Waived             Waived           Waived           Waived            N/A
-----------------------------------------------------------------------------------------------------------------

*Required minimum distributions based on John Hancock Mutual Fund IRA assets only.

If you qualify for a CDSC waiver under one of these situations, you must notify Signature Services at the time you make your redemption. The waiver will be granted once Signature Services has confirmed that you are entitled to the waiver.

SPECIAL REDEMPTIONS

Although it would not normally do so, the Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities as prescribed by the Trustees. When the shareholder sells portfolio securities received in this fashion, the shareholders will incur a brokerage charge. Any such securities would be valued for the purposes of making such payment at the same value as used in determining net asset value. The Fund has, however, elected to be governed by Rule 18f-1 under the Investment Company Act. Under that rule, the Fund must redeem its shares for cash except to the extent that the redemption payments to any shareholder during any 90-day period would exceed the lesser of $250,000 or 1% of the Fund's net asset value at the beginning of such period.

ADDITIONAL SERVICES AND PROGRAMS

Exchange Privilege. The Fund permits exchanges of shares of any class of a fund for shares of the same class in any other John Hancock fund offering that class.

Exchanges between funds with shares that are not subject to a CDSC are based on their respective net asset values. No sales charge or transaction charge is imposed. Shares of the Fund which are subject to a CDSC may be exchanged into shares of any of the other John Hancock funds that are subject to a CDSC without incurring the CDSC; however, the shares acquired in an exchange will be subject to the CDSC schedule of the shares acquired if and when such shares are redeemed (except that shares exchanged into John Hancock 500 Index Fund and John Hancock Intermediate Government Fund will retain the exchanged fund's CDSC schedule). For purposes of computing the CDSC payable upon redemption of shares acquired in an exchange, the holding period of the original shares is added to the holding period of the shares acquired in an exchange.

If a retirement plan exchanges the plan's Class A account in its entirety from the Fund to a non-John Hancock investment, the one-year CDSC applies.

If a shareholder exchanges Class B shares purchased prior to January 1, 1994 for Class B shares of any other John Hancock fund, the acquired shares will continue to be subject to the CDSC schedule that was in effect when the exchanged shares were purchased.

The Fund reserves the right to require that previously exchanged shares (and reinvested dividends) be in the Fund for 90 days before a shareholder is permitted a new exchange.

The Fund may refuse any exchange order. The Fund may change or cancel its exchange policies at any time, upon 60 days' notice to its shareholders.

An exchange of shares is treated as a redemption of shares of one fund and the purchase of shares of another for Federal Income Tax purposes. An exchange may result in a taxable gain or loss. See "TAX STATUS".

Systematic Withdrawal Plan. The Fund permits the establishment of a Systematic Withdrawal Plan. Payments under this plan represent proceeds arising from the redemption of Fund shares which may result in realization of gain or loss for purposes of Federal, state and local income taxes. The maintenance of a Systematic Withdrawal Plan concurrently with purchases of additional shares of the Fund could be disadvantageous to a shareholder because of the initial sales charge payable on such purchases of Class A shares and the CDSC imposed on redemptions of Class B and Class C shares and because redemptions are taxable events. Therefore, a shareholder should not purchase shares at the same time a Systematic Withdrawal Plan is in effect. The Fund reserves the right to modify or discontinue the Systematic Withdrawal Plan of any shareholder on 30 days' prior written notice to such shareholder, or to discontinue the availability of such plan in the future. The shareholder may terminate the plan at any time by giving proper notice to Signature Services.

Monthly Automatic Accumulation Program ("MAAP"). The program is explained in the Prospectus. The program, as it relates to automatic investment checks, is subject to the following conditions:

The investments will be drawn on or about the day of the month indicated.

The privilege of making investments through the MAAP may be revoked by Signature Services without prior notice if any investment is not honored by the shareholder's bank. The bank shall be under no obligation to notify the shareholder as to the non-payment of any checks.

The program may be discontinued by the shareholder either by calling Signature Services or upon written notice to Signature Services which is received at least five (5) business days prior to the order date of any investment.

Reinstatement or Reinvestment Privilege. If Signature Services is notified prior to reinvestment, a shareholder who has redeemed Fund shares may, within 120 days after the date of redemption, reinvest without payment of a sales charge any part of the redemption proceeds in shares of the same class of the Fund or another John Hancock fund, subject to the minimum investment limit in that fund. The proceeds from the redemption of Class A shares may be reinvested at net asset value without paying a sales charge in Class A shares of the Fund or in Class A shares of any John Hancock fund. If a CDSC was paid upon a redemption, a shareholder may reinvest the proceeds from this redemption at net asset value in additional shares of the class from which the redemption was made. The shareholder's account will be credited with the amount of any CDSC charged upon the prior redemption and the new shares will continue to be subject to the CDSC. The holding period of the shares acquired through reinvestment will, for purposes of computing the CDSC payable upon a subsequent redemption, include the holding period of the redeemed shares.

To protect the interests of other investors in the Fund, the Fund may cancel the reinvestment privilege of any parties that, in the opinion of the Fund, are using market timing strategies or making more than seven exchanges per owner or controlling party per calendar year. Also, the Fund may refuse any reinvestment request.

The Fund may change or cancel its reinvestment policies at any time.

A redemption or exchange of Fund shares is a taxable transaction for Federal income tax purposes even if the reinvestment privilege is exercised, and any gain or loss realized by a shareholder on the redemption or other disposition of Fund shares will be treated for tax purposes as described under the caption "TAX STATUS."

Retirement plans participating in Merrill Lynch's servicing programs:

Class A shares are available at net asset value for plans with $3 million in plan assets or 500 eligible employees at the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement. If the plan does not meet either of these limits, Class A shares are not available.

For participating retirement plans investing in Class B shares, shares will convert to Class A shares after eight years, or sooner if the plan attains assets of $5 million (by means of a CDSC-free redemption/purchase at net asset value).


PURCHASES AND REDEMPTIONS THROUGH THIRD PARTIES

Shares of the Fund may be purchased or redeemed through certain broker-dealers or Service agents ("Brokers"). Brokers may charge for their services or place limitations on the extent to which you may use the services of the Fund. The Fund will be deemed to have received a purchase or redemption order when an authorized broker, or if applicable, a broker's authorized designee, receives the order. If a broker is an agent or designee of the Fund, orders are processed at the NAV next calculated after the broker receives the order. The broker must segregate any orders it receives after the close of regular trading on the New York Stock Exchange and transmit those orders to the Fund for execution at NAV next determined. Some brokers that maintain nominee accounts with the Fund for their clients charge an annual fee on the average net assets held in such accounts for accounting, servicing, and distribution services they provide with respect to the underlying Fund shares. The Adviser, the Fund/or and John Hancock Funds, Inc. (the Fund's principal distributor), share in the expense of these fees.


DESCRIPTION OF THE FUND'S SHARES

The Trustees of the Trust are responsible for the management and supervision of the Fund. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of the Fund without par value. Under the Declaration of Trust, the Trustees have the authority to create and classify shares of beneficial interest in separate series, without further action by shareholders. As of the date of this Statement of Additional Information, the Trustees have authorized shares of the Fund and eleven series. Additional series may be added in the future. The Declaration of Trust also authorizes the Trustees to classify and reclassify the shares of the Fund, or any new series of the Trust, into one or more classes. The Trustees have also authorized the issuance of four classes of shares of the Fund, designated as Class A, Class B, Class C and Class I.

The shares of each class of the Fund represent an equal proportionate interest in the aggregate net assets attributable to that class of the Fund. Holders of Class A, Class B, Class C and Class I shares have certain exclusive voting rights on matters relating to their respective distribution plans. The different classes of the Fund may bear different expenses relating to the cost of holding shareholder meetings necessitated by the exclusive voting rights of any class of shares.

In accordance with the provisions of the Declaration of Trust, the Trustees have initially determined that shares entitle their holders to one vote per share on any matter on which such shares are entitled to vote. The Trustees may determine in the future, without the vote or consent of shareholders, that each dollar of net asset value (number of shares owned times net asset value per share) will be entitled to one vote on any matter on which such shares are entitled to vote.

Dividends paid by the Fund, if any, with respect to each class of shares will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except for differences resulting from the facts that (i) the distribution and service fees relating to Class A, Class B and Class C will be borne exclusively by that class, (ii) Class B and Class C shares will pay higher distribution and service fees than Class A shares and (iii) each class of shares will bear any class expenses properly allocable to that class of shares, subject to the conditions the Internal Revenue Service imposes with respect to the multiple-class structures. Similarly, the net asset value per share may vary depending on which class of shares are purchased. No interest will be paid on uncashed dividend or redemption checks.

In the event of liquidation, shareholders of each class are entitled to share pro rata in the net assets of the Fund available for distribution to these shareholders. Shares entitle their holders to one vote per share, are freely transferable and have no preemptive, subscription or conversion rights. When issued, shares are fully paid and non-assessable, except as set forth below.

Unless otherwise required by the Investment Company Act or the Declaration of Trust, the Fund has no intention of holding annual meetings of shareholders. Fund shareholders may remove a Trustee by the affirmative vote of at least two-thirds of the Trust's outstanding shares and the Trustees shall promptly call a meeting for such purpose when requested to do so in writing by the record holders of not less than 10% of the outstanding shares of the Trust. Shareholders may, under certain circumstances, communicate with other shareholders in connection with requesting a special meeting of shareholders. However, at any time that less than a majority of the Trustees holding office were elected by the shareholders, the Trustees will call a special meeting of shareholders for the purpose of electing Trustees.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for acts or obligations of the Fund. However, the Fund's Declaration of Trust contains an express disclaimer of shareholder liability for acts, obligations or affairs of the Fund. The Declaration of Trust also provides for indemnification out of the Fund's assets for all losses and expenses of any shareholder held personally liable for reason of being or having been a shareholder. The Declaration of Trust also provides that no series of the Trust shall be liable for the liabilities of any other series. Furthermore, no fund included in this Fund's prospectus shall be liable for the liabilities of any other John Hancock Fund. Liability is therefore limited to circumstances in which the Fund itself would be unable to meet its obligations, and the possibility of this occurrence is remote.

The Fund reserves the right to reject any application which conflicts with the Fund's internal policies or the policies of any regulatory authority. John Hancock Funds does not accept starter, credit card or third party checks. All checks returned by the post office as undeliverable will be reinvested at net asset value in the fund or funds from which a redemption was made or dividend paid. Information provided on the account application may be used by the Fund to verify the accuracy of the information or for background or financial history purposes. A joint account will be administered as a joint tenancy with right of survivorship, unless the joint owners notify Signature Services of a different intent. A shareholder's account is governed by the laws of The Commonwealth of Massachusetts. For telephone transactions, the transfer agent will take measures to verify the identity of the caller, such as asking for name, account number, Social Security or other taxpayer ID number and other relevant information. If appropriate measures are taken, the transfer agent is not responsible for any losses that may occur to any account due to an unauthorized telephone call. Also for your protection telephone transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.

Selling activities for the Fund may not take place outside the U.S. except with U.S. military bases, APO addresses and U.S. diplomats. Brokers of record on Non-U.S. investors' accounts with foreign mailing addresses are required to certify that all sales activities have occurred, and in the future will occur, only in the U.S. A foreign corporation may purchase shares of the Fund only if it has a U.S. mailing address.

TAX STATUS

The Fund is treated as a separate entity for accounting and tax purposes, has qualified and elected to be treated as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and intends to continue to qualify for each taxable year. As such and by complying with the applicable provisions of the Code regarding the sources of its income, the timing of its distributions and the diversification of its assets, the Fund will not be subject to Federal income tax on its taxable income (including net realized capital gains) which is distributed to shareholders in accordance with the timing requirements of the Code.

The Fund will be subject to a 4% nondeductible Federal excise tax on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with annual minimum distribution requirements. The Fund intends under normal circumstances to seek to avoid or minimize liability for such tax by satisfying such distribution requirements.

Distribution from the Fund's current or accumulated earnings and profits ("E&P") will be taxable under the Code for investors who are subject to tax. If these distributions are paid from the Fund's "investment company taxable income," they will be taxable as ordinary income; and if they are paid from the Fund's "net capital gain" they will be taxable as long-term capital gain. (Net capital gain is the excess (if any) of net long-term capital gain over net short-term capital loss, and investment company taxable income is all taxable income and capital gains, other than net capital gain, after reduction by deductible expenses). Some distributions may be paid in January but may be taxable to shareholders as if they had been received on December 31 of the previous year. The tax treatment described above will apply without regard to whether distributions are received in cash or reinvested in additional shares of the Fund.

Distributions, if any, in excess of E&P will constitute a return of capital under the Code, which will first reduce an investor's federal tax basis in Fund shares and then, to the extent such basis is exceeded, will generally give rise to capital gains. Shareholders who have chosen automatic reinvestment of their distributions will have a federal tax basis in each share received pursuant to such a reinvestment equal to the amount of cash they would have received had they elected to receive the distribution in cash, divided by the number of shares received in the reinvestment.

The Fund may be subject to withholding and other taxes imposed by foreign countries with respect to its investments in foreign securities. Some tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. Because more than 50% of the Fund's total assets at the close of any taxable year will not consist of stocks or securities of foreign corporations, the Fund will be unable to pass such taxes through to shareholders, who consequently will not include any portion of such taxes in their incomes and will not be entitled to any associated tax credits or deductions with respect to such taxes. The Fund will deduct the foreign taxes it pays in determining the amount it has available for distribution to shareholders.

If the Fund invests in stock or ADRs representing stock (including an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gain) or hold at least 50% of their asset in investments producing such passive income ("passive foreign investment companies"), the Fund could be subject to Federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. An election may be available to ameliorate these adverse tax consequences, but could require the Fund to recognize taxable income or gain without the concurrent receipt of cash. These investments could also result in the treatment of associated capital gains as ordinary income. The Fund may limit and/or manage its holdings in passive foreign investment companies or make an available election to minimize its tax liability or maximize its return from these investments.

The amount of the Fund's net realized capital gains, if any, in any given year will vary depending upon the Adviser's current investment strategy and whether the Adviser believes it to be in the best interest of the Fund to dispose of portfolio securities that will generate capital gains. At the time of an investor's purchase of Fund shares, a portion of the purchase price is often attributable to realized or unrealized appreciation in the Fund's portfolio or undistributed taxable income of the Fund. Consequently, subsequent distributions on those shares from such appreciation or income may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares, and the distributions in reality represent a return of a portion of the purchase price.

Upon a redemption or other disposition of shares of the Fund (including by exercise of the exchange privilege) in a transaction that is treated as a sale for tax purposes, a shareholder will ordinarily realize a taxable gain or loss depending upon the amount of the proceeds and the investor's basis in his shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands. A sales charge paid in purchasing shares of the Fund cannot be taken into account for purposes of determining gain or loss on the redemption or exchange of such shares within 90 days after their purchase to the extent shares of the Fund or another John Hancock fund are subsequently acquired without payment of a sales charge pursuant to the reinvestment or exchange privilege. This disregarded charge will result in an increase in the shareholder's tax basis in the shares subsequently acquired. Also, any loss realized on a redemption or exchange may be disallowed to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to automatic dividend reinvestments. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

Also, any loss realized upon the redemption of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares. Shareholders should consult their own tax advisers regarding their particular circumstances to determine whether a disposition of Fund shares is properly treated as a sale for tax purposes, as is assumed in the foregoing discussion.

Although its present intention is to distribute, at least annually, all net capital gain, if any, the Fund reserves the right to retain and reinvest all or any portion of the excess, as computed for Federal income tax purposes, of net long-term capital gain over net short-term capital loss in any year. The Fund will not in any event distribute net capital gain realized in any year to the extent that a capital loss is carried forward from prior years against such gain. To the extent such excess was retained and not exhausted by the carryforward of prior years' capital losses, it would be subject to Federal income tax in the hands of the Fund. Upon proper designation of this amount by the Fund, each shareholder would be treated for Federal income tax purposes as if the Fund had distributed to him on the last day of its taxable year his pro rata share of such excess, and he had paid his pro rata share of the taxes paid by the Fund and reinvested the remainder in the Fund. Accordingly, each shareholder would (a) include his pro rata share of such excess as long-term capital gain in his return for his taxable year in which the last day of the Fund's taxable year falls, (b) be entitled either to a tax credit on his return for, or to a refund of, his pro rata share of the taxes paid by the Fund, and
(c) be entitled to increase the adjusted tax basis for his shares in the Fund by the difference between his pro rata share of such excess and his pro rata share of such taxes.


For Federal income tax purposes, the Fund is permitted to carry forward a net realized capital loss in any year to offset net capital gains, if any, during the eight years following the year of the loss. To the extent subsequent net capital gains are offset by such losses, they would not result in Federal income tax liability to the Fund and, as noted above, would not be distributed as such to shareholders. The Fund has $86,884 of capital loss carry forwards available to the extent provided by regulations to offset future net realized capital gains. The carry forwards expire as follows: December 31, 2007.


For purposes of the dividends-received deduction available to corporations, dividends received by the Fund, if any, from U.S. domestic corporations in respect of the stock of such corporations held by the Fund, for U.S. Federal income tax purposes, for at least 46 days (91 days in the case of certain preferred stock) during a prescribed period extending before and after each such dividend and distributed and properly designated by the Fund may be treated as qualifying dividends. Corporate shareholders must meet the holding period requirements stated above with respect to their shares of the Fund for each dividend in order to qualify for the deduction and, if they have any debt that is deemed under the Code directly attributable to such shares, may be denied a portion of the dividends received deduction. The entire qualifying dividend, including the otherwise deductible amount, will be included in determining alternative minimum tax liability, if any. Additionally, any corporate shareholder should consult its tax adviser regarding the possibility that its tax basis in its shares may be reduced, for Federal income tax purposes, by reason of "extraordinary dividends" received with respect to the shares, and, to the extent such basis would be reduced below zero, that current recognition of income would be required.

The Fund is required to accrue income on any debt securities that have more than a de minimis amount of original issue discount (or debt securities acquired at a market discount, if the Fund elects to include market discount in income currently) prior to the receipt of the corresponding cash payments. However, the Fund must distribute to shareholders for each taxable year substantially all of its net income and net capital gains, including such income or gain, to qualify as a regulated investment company and avoid liability for any federal income or excise tax. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may borrow cash, to satisfy these distribution requirements.

A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent (if any) the Fund's distributions are derived from interest on (or, in the case of intangible property taxes, the value of its assets is attributable to) certain U.S. Government obligations, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. The Fund will not seek to satisfy any threshold or reporting requirements that may apply in particular taxing jurisdictions, although it may in its sole discretion provide relevant information to shareholders.

The Fund will be required to report to the Internal Revenue Service (the "IRS") all distributions to shareholders, as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt recipients, i.e., corporations and certain other investors distributions to which are exempt from the information reporting provisions of the Code. Under the backup withholding provisions of Code Section 3406 and applicable Treasury regulations, all such reportable distributions and proceeds may be subject to backup withholding of federal income tax at the rate of 31% in the case of non-exempt shareholders who fail to furnish the Fund with their correct taxpayer identification number and certain certifications required by the IRS or if the IRS or a broker notifies the Fund that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding as a result of failure to report interest or dividend income. The Fund may refuse to accept an application that does not contain any required taxpayer identification number or certification that the number provided is correct. If the backup withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Any amounts withheld may be credited against a shareholder's U.S. federal income tax liability. Investors should consult their tax advisers about the applicability of the backup withholding provisions.

Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

The foregoing discussion relates solely to Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts or estates) subject to tax under such law. The discussion does not address special tax rules applicable to certain types of investors, such as tax-exempt entities, insurance companies and financial institutions. Dividends, capital gain distributions and ownership of or gains realized on the redemption (including an exchange) of shares of the Fund may also be subject to state and local taxes. Shareholders should consult their own tax advisers as to the Federal, state or local tax consequences of ownership of shares of, and receipt of distributions from, the Fund in their particular circumstances.

Non-U.S. investors not engaged in a U.S. trade or business with which their investment in the Fund is effectively connected will be subject to U.S. Federal income tax treatment that is different from that described above. These investors may be subject to non-resident alien withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty) on amounts treated as ordinary dividends from the Fund and, unless an effective IRS Form W-8, Form W-8BEN, or other authorized withholding certificate is on file, to 31% backup withholding on certain other payments from the Fund. Non-U.S. investors should consult their tax advisers regarding such treatment and the application of foreign taxes to an investment in the Fund.

The Fund is not subject to Massachusetts corporate excise or franchise taxes. The Fund anticipates that, provided that the Fund qualifies as a regulated investment company under the Code, it will also not be required to pay any Massachusetts income tax.

CALCULATION OF PERFORMANCE


As of February 28, 2001, the average annual total returns for Class A shares of the Fund for the 1 year and since commencement of operations on October 2, 1995 were 14.05% and 14.61%, respectively.

As of February 28, 2001, the average annual total return for Class B shares of the Fund for the 1 year and since commencement of operations on July 1, 1999 were 14.02% and -4.65%, respectively.

As of February 28, 2001, the average annual total return for Class C shares of the Fund for the 1 year and since commencement of operations on July 1, 1999 were 16.78% and -2.90% respectively.

As of February 28, 2001, the average annual total return for Class I shares of the Fund for the 1 year and since commencement of operations on July 1, 1999 were 20.46% and -1.26% respectively.

Total return is computed by finding the average annual compounded rate of return over the 1 year, 5 year and 10 year periods that would equate the initial amount invested to the ending redeemable value according to the following formula:

                             T = ((ERV/P)^(1/n)) - 1

Where:

P =      a hypothetical initial investment of $1,000.
T =      average annual total return.
n =      number of years.
ERV = ending redeemable value of a hypothetical $1,000 investment made at the beginning of the 1 year, 5 year, and 10 year periods.

Because each class has its own sales charge and fee structure, the classes have different performance results. In the case of Class A, Class B or Class C, this calculation assumes the maximum sales charge when incurred is included in the initial investment or the CDSC is applied at the end of the period, respectively. This calculation assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period. The "distribution rate" is determined by annualizing the result of dividing the declared dividends of the Fund during the period stated by the maximum offering price or net asset value at the end of the period. Excluding the Fund's sales charge from the distribution rate produces a higher rate.

In addition to average annual total returns, the Fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments and/or a series of redemptions over any time period. Total returns may be quoted with or without taking the Fund's sales charge on Class A or Class C shares or the CDSC on Class B or Class C shares into account. Excluding the Fund's sales charge on Class A shares and the CDSC on Class B or Class C shares from a total return calculation produces a higher total return figure.

The Fund may advertise yield, where appropriate. The Fund's yield is computed by dividing net investment income per share determined for a 30-day period by the maximum offering price per share (which includes the full sales charge) on the last day of the period, according to the following standard formula: respectively.

                     Yield = 2 ( [ ( a-b/cd ) + 1 ] ^6 - 1)

Where:

      a =   dividends and interest earned during the period.
      b =   net expenses accrued during the period.
      c =   the average daily number of fund shares outstanding during the period that would be entitled to receive dividends.
      d =   the maximum offering price per share on the last day of the period
            (NAV where applicable).

From time to time, in reports and promotional literature, the Fund's total return will be compared to indices of mutual funds such as Lipper Analytical Services, Inc.'s "Lipper - Mutual Fund Performance Analysis," a monthly publication which tracks net assets, total return and yield on mutual funds in the United States. Ibottson and Associates, CDA Weisenberger and F.C. Towers are also used for comparison purposes, as well as the Russell and Wilshire Indices.

Performance rankings and ratings reported periodically in, and excerpts from, national financial publications such as MONEY Magazine, FORBES, BUSINESS WEEK, THE WALL STREET JOURNAL, MICROPAL, INC., MORNINGSTAR, STANGER'S and BARRON'S may also be utilized. The Fund's promotional and sales literature may make reference to the Fund's "beta". Beta is a reflection of the market related risk of the Fund by showing how responsive the Fund is to the market.

The performance of the Fund is not fixed or guaranteed. Performance quotations should not be considered to be representations of performance of the Fund for any period in the future. The performance of the Fund is a function of many factors including its earnings, expenses and number of outstanding shares. Fluctuating market conditions; purchases, sales and maturities of portfolio securities; sales and redemptions of shares of beneficial interest; and changes in operating expenses are all examples of items that can increase or decrease the Fund's performance.

BROKERAGE ALLOCATION

Decisions concerning the purchase and sale of portfolio securities and the allocation of brokerage commissions are made by the Adviser pursuant to recommendations made by an investment committee of the Adviser, which consists of officers and directors of the Adviser and affiliates and officers and Trustees who are interested persons of the Fund. Orders for purchases and sales of securities are placed in a manner which, in the opinion of the Adviser, will offer the best price and market for the execution of each such transaction. Purchases from underwriters of portfolio securities may include a commission or commissions paid by the issuer, and transactions with dealers serving as market makers reflect a "spread". Debt securities are generally traded on a net basis through dealers acting for their own account as principals and not as brokers; no brokerage commissions are payable on these transactions.

In the U.S. Government securities market, securities are generally traded on a "net" basis with dealers acting as principal for their own account without a stated commission, although the price of the security usually includes a profit to the dealer. On occasion, certain money market instruments and agency securities may be purchased directly from the issuer, in which case no commissions or premiums are paid. In other countries, both debt and equity securities are traded on exchanges at fixed commission rates. Commissions on foreign transactions are generally higher than the negotiated commission rates available in the U.S. There is generally less government supervision and regulation of foreign stock exchanges and broker-dealers than in the U.S.

The Fund's primary policy is to execute all purchases and sales of portfolio instruments at the most favorable prices consistent with best execution, considering all of the costs of the transaction including brokerage commissions. This policy governs the selection of brokers and dealers and the market in which a transaction is executed. Consistent with the foregoing primary policy, the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and such other policies as the Trustees may determine, the Adviser may consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute the Fund's portfolio transactions.

To the extent consistent with the foregoing, the Fund will be governed in the selection of brokers and dealers, and the negotiation of brokerage commission rates and dealer spreads, by the reliability and quality of the services, including primarily the availability and value of research information and, to a lesser extent, statistical assistance furnished to the Adviser of the Fund and their value and expected contribution to the performance of the Fund. It is not possible to place a dollar value on information and services to be received from brokers and dealers, since it is only supplementary to the research efforts of the Adviser. The receipt of research information is not expected to reduce significantly the expenses of the Adviser. The research information and statistical assistance furnished by brokers and dealers may benefit the Life Company or other advisory clients of the Adviser, and, conversely, brokerage commissions and spreads paid by other advisory clients of the Adviser may result in research information and statistical assistance beneficial to the Fund. The Fund will not make commitments to allocate portfolio transactions upon any prescribed basis. While the Adviser's officers will be primarily responsible for the allocation of the Fund's brokerage business, their policies and practices in this regard must be consistent with the foregoing and will at all times be subject to review by the Trustees. For the fiscal years ended on February 28, 1999 and February 29, 2000 and February 28, 2001, the Fund paid negotiated brokerage commissions in the amount of $5,371, $17,957 and $48.092, respectively.

As permitted by Section 28(e) of the Securities Exchange Act of 1934, the Fund may pay a broker which provides brokerage and research services to the Fund an amount of disclosed commission in excess of the commission which another broker would have charged for effecting that transaction. This practice is subject to a good faith determination by the Trustees that such commission is reasonable in light of the services provided and to such policies as the Trustees may adopt from time to time. For the fiscal year ended February 28, 2001, the Fund did not pay commissions as compensation to any brokers for research services such as industry, economic and company reviews and evaluations of securities.

The Adviser's indirect parent, the Life Company, is the indirect sole shareholder of Signator Investors, Inc., a broker-dealer (until January 1, 1999, John Hancock Distributors, Inc.) ("Signator" or "Affiliated Broker"). Pursuant to procedures determined by the Trustees and consistent with the above policy of obtaining best net results, the Fund may execute portfolio transactions with or through the Affiliated Broker. During the fiscal years ended February 28, 1999, February 29, 2000 and February 28, 2001, the Fund did not execute any portfolio transactions with the Affiliated Broker.

Signator may act as broker for the Fund on exchange transactions, subject, however, to the general policy of the Fund set forth above and the procedures adopted by the Trustees pursuant to the Investment Company Act. Commissions paid to an Affiliated Broker must be at least as favorable as those which the Trustees believe to be contemporaneously charged by other brokers in connection with comparable transactions involving similar securities being purchased or sold. A transaction would not be placed with an Affiliated Broker if the Fund would have to pay a commission rate less favorable than the Affiliated Broker's contemporaneous charges for comparable transactions for its other most favored, but unaffiliated, customers, except for accounts for which the Affiliated Broker acts as clearing broker for another brokerage firm, and any customers of the Affiliated Broker not comparable to the Fund as determined by a majority of the Trustees who are not "interested persons" (as defined in the Investment Company
Act) of the Fund, the Adviser or the Affiliated Broker. Because the Adviser, which is affiliated with the Affiliated Broker, has, as an investment adviser to the Fund, the obligation to provide investment management services, which include elements of research and related investment skills, such research and related skills will not be used by the Affiliated Broker as a basis for negotiating commissions at a rate higher than that determined in accordance with the above criteria.

Other investment advisory clients advised by the Adviser may also invest in the same securities as the Fund. When these clients buy or sell the same securities at substantially the same time, the Adviser may average the transactions as to price and allocate the amount of available investments in a manner which the Adviser believes to be equitable to each client, including the Fund. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtainable for it. On the other hand, to the extent permitted by law, the Adviser may aggregate securities to be sold or purchased for the Fund with those to be sold or purchased for other clients managed by it in order to obtain best execution.

For purchases of equity securities, when a complete order is not filled, a partial allocation will be made to each account pro rata based on the order size. For high demand issues (for example, initial public offerings), shares will be allocated pro rata by account size as well as on the basis of account objective, account size ( a small account's allocation may be increased to provide it with a meaningful position), and the account's other holdings. In addition, an account's allocation may be increased if that account's portfolio manager was responsible for generating the investment idea or the portfolio manager intends to buy more shares in the secondary market. For fixed income accounts, generally securities will be allocated when appropriate among accounts based on account size, except if the accounts have different objectives or if an account is too small to get a meaningful allocation. For new issues, when a complete order is not filled, a partial allocation will be made to each account pro rata based on the order size. However, if a partial allocation is too small to be meaningful, it may be reallocated based on such factors as account objectives, duration benchmarks and credit and sector exposure. For example, value funds will likely not participate in initial public offerings s frequently as growth funds. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtainable for it. On the other hand, to the extent permitted by law, the Adviser may aggregate securities to be sold or purchased for the Fund with those to be sold or purchased for other clients managed by it in order to obtain best execution.

TRANSFER AGENT SERVICES


John Hancock Signature Services, Inc., 1 John Hancock Way, Suite 1000, Boston, MA 02217-1000, a wholly owned indirect subsidiary of the Life Company, is the transfer and dividend paying agent for the Fund. The Fund pays Signature Services an annual fee of $20.00 for each Class A shareholder account and $22.50 for each Class B shareholder account and $21.50 for each Class C shareholder account. For Class A, B and C shares, the Fund also pays certain out-of-pocket expenses. These expenses are charged to the Fund by account, aggregated and allocated to each class on the basis of their relative net asset values. The Fund pays Signature Services an annual fee of 0.05% of average daily net assets attributable to Class I shares plus certain out-of-pocket expenses


CUSTODY OF PORTFOLIO

Portfolio securities of the Fund are held pursuant to a custodian agreement between the Fund and Investors Bank & Trust Company, 200 Clarendon Street, Boston, Massachusetts 02116. Under the custodian agreement, Investors Bank & Trust Company performs custody, portfolio and fund accounting services.

INDEPENDENT AUDITORS

The independent auditors of the Funds are Deloitte & Touche LLP, 200 Berkeley Street, Boston, Massachusetts 02116. Deloitte & Touche LLP audits and renders opinions on the Funds' annual financial statements and reviews the Funds' annual Federal income tax returns.

APPENDIX A

MORE ABOUT RISK

A fund's risk profile is largely defined by the fund's primary securities and investment practices. You may find the most concise description of the fund's risk profile in the prospectus.

A fund is permitted to utilize -- within limits established by the trustees -- certain other securities and investment practices that have higher risks and opportunities associated with them. To the extent that the Fund utilizes these securities or practices, its overall performance may be affected, either positively or negatively. On the following pages are brief definitions of certain associated risks with them with examples of related securities and investment practices included in brackets. See the "Investment Objective and Policies" and "Investment Restrictions" sections of this Statement of Additional Information for a description of this Fund's investment policies. The Fund follows certain policies that may reduce these risks.

As with any mutual fund, there is no guarantee that the Fund will earn income or show a positive return over any period of time -- days, months or years.

TYPES OF INVESTMENT RISK

Correlation risk The risk that changes in the value of a hedging instrument will not match those of the asset being hedged (hedging is the use of one investment to offset the effects of another investment). Incomplete correlation can result in unanticipated risks. (e.g., short sales, financial futures and options; securities and index options, currency contracts).

Credit risk The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. (e.g., borrowing; reverse repurchase agreements, repurchase agreements, securities lending, non-investment-grade securities, financial futures and options; securities and index options).

Currency risk The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses. (e.g., foreign equities, financial futures and options; securities and index options, currency contracts).

Information risk The risk that key information about a security or market is inaccurate or unavailable. (e.g., non-investment-grade securities, foreign equities).

Interest rate risk The risk of market losses attributable to changes in interest rates. With fixed-rate securities, a rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. (e.g., non-investment-grade securities, financial futures and options; securities and index options).

Leverage risk Associated with securities or practices (such as borrowing) that multiply small index or market movements into large changes in value. (e.g., borrowing; reverse repurchase agreements, when-issued securities and forward commitments).

o Hedged When a derivative (a security whose value is based on another security or index) is used as a hedge against an opposite position that the fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. (e.g., short sales, financial futures and options securities and index options; currency contracts).

o Speculative To the extent that a derivative is not used as a hedge, the fund is directly exposed to the risks of that derivative. Gains or losses from speculative positions in a derivative may be substantially greater than the derivative's original cost. (e.g., short sales, financial futures and options securities and index options; currency contracts).

o Liquidity risk The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like. The seller may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on fund management or performance. (e.g., non-investment-grand securities, short sales, restricted and illiquid securities, financial futures and options securities and index options; currency contracts).

Management risk The risk that a strategy used by a fund's management may fail to produce the intended result. Common to all mutual funds.

Market risk The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Common to all stocks and bonds and the mutual funds that invest in them. (e.g., short sales, short-term trading, when-issued securities and forward commitments, non-investment-grade securities, foreign equities, financial futures and options; securities and index options restricted and illiquid securities).

Natural event risk The risk of losses attributable to natural disasters, crop failures and similar events. (e.g., foreign equities).

Opportunity risk The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments. (e.g., short sales, when-issued securities and forward commitments; financial futures and options; securities and index options, currency contracts).

Political risk The risk of losses attributable to government or political actions, from changes in tax or trade statutes to governmental collapse and war.(e.g., foreign equities).

Valuation risk The risk that a fund has valued certain of its securities at a higher price than it can sell them for. (e.g., non-investment-grade securities, restricted and illiquid securities).

APPENDIX B

Moody's describes its lower ratings for corporate bonds as follows:

Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Bonds which are rated Ca represented obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

S&P describes its lower ratings for corporate bonds as follows:

Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Debt rated BB, B, CCC, or CC is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Moody's describes its three highest ratings for commercial paper as follows:

Issuers rated P-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. P-1 repayment capacity will normally be evidenced by the following characteristics: (1) leading market positions in well-established industries; (2) high rates of return on funds employed; (3) conservative capitalization structures with moderate reliance on debt and ample asset protections; (4) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (5) well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated P- (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated P-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

S&P describes its three highest ratings for commercial paper as follows:

A-1. This designation indicated that the degree of safety regarding timely payment is very strong.

A-2. Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated A-1.

A-3. Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

FINANCIAL STATEMENTS

The financial statements listed below are included in the Fund's 2001 Annual Report to Shareholder's for the year ended February 28, 2001 (filed electronically on April 30, 2001, accession number 0000928816-01-500082) and are included in and incorporated by reference into Part B of the Registration Statement for John Hancock Core Value Fund (file nos. 33-86102 and 811-8852).

John Hancock Institutional Series Trust
      John Hancock Core Value Fund

      Statement of Assets and Liabilities as of February 28, 2001
      Statement of Operations for the year ended of February 28, 2001. Statement of Changes in Net Asset for each of the two years in the period ended February 28, 2001.
      Financial Highlights for each of the five years in the period ended February 28, 2001.
      Schedule of Investments as of February 28, 2001.
      Notes to Financial Statements.
      Report of Independent Auditors.

                          JOHN HANCOCK CORE GROWTH FUND

                  Class A, Class B, Class C and Class I Shares
                       Statement of Additional Information

                                  July 1, 2001

This Statement of Additional Information provides information about John Hancock Core Growth Fund (the "Fund") in addition to the information that is contained in the combined Equity Funds current Prospectus and in the Fund's current Prospectus for Class I shares, (the "Prospectuses"). The Fund is a diversified series of John Hancock Institutional Series Trust (the "Trust").

This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus, a copy of which can be obtained free of charge by writing or telephoning:

                      John Hancock Signature Services, Inc.
                         1 John Hancock Way, Suite 1000
                              Boston MA 02217-1000
                                 1-800-225-5291

                                TABLE OF CONTENTS

                                                                            Page
Organization of the Fund..................................................     2
Investment Objective and Policies.........................................     2
Investment Restrictions...................................................     9
Those Responsible for Management..........................................    11
Investment Advisory and Other Services....................................    18
Distribution Contracts....................................................    21
Sales Compensation........................................................    23
Net Asset Value...........................................................    25
Initial Sales Charge on Class A and Class C Shares........................    25
Deferred Sales Charge on Class B and Class C Shares.......................    29
Special Redemptions.......................................................    33
Additional Services and Programs..........................................    33
Purchases and Redemptions through Third Parties...........................    35
Description of the Fund's Shares..........................................    35
Tax Status................................................................    37
Calculation of Performance................................................    41
Brokerage Allocation......................................................    43
Transfer Agent Services...................................................    46
Custody of Portfolio......................................................    46
Independent Auditors......................................................    46
Appendix A- Description of Investment Risk................................   A-1
Appendix B-Description of Bond Ratings....................................   B-1
Financial Statements......................................................   F-1

ORGANIZATION OF THE FUND

The Fund is a series of the Trust, an open-end investment management company organized as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts. Prior to July 1, 1999, the Fund was called John Hancock Independence Growth Fund.


John Hancock Advisers, Inc. (the "Adviser") is the Fund's investment adviser. The Adviser is an indirect wholly-owned subsidiary of John Hancock Life Insurance Company(formerly John Hancock Mutual Life Insurance Company) (the "Life Company"), a Massachusetts life insurance company chartered in 1862, with national headquarters at John Hancock Place, Boston, Massachusetts. The Life Company is wholly owned by John Hancock Financial Services, Inc., a Delaware corporation organized in February, 2000. The Subadviser of the Fund is Independence Investment LLC ("Independence") (formerly Independence Investment Associates, Inc.) referred to herein as the "Subadviser" and is an affiliate of the Life Company.


INVESTMENT OBJECTIVE AND POLICIES

The following information supplements the discussion of the Fund's investment objective and policies as discussed in the Prospectus. Appendix A contains further information describing investment risks. The investment objective of the Fund is nonfundamental and may be changed without shareholder approval. There is no assurance that the Fund will achieve its investment objective.

The Fund seeks capital appreciation. The Fund emphasizes investments in companies whose securities show potential for relatively high long-term earnings growth rather than current dividend yield. The Fund's performance and risk profile benchmark is the Russell 1000 Growth Index which is comprised of stocks of companies with a greater-than-average growth orientation. and represents a universe of stocks from which growth managers typically select. It is capitalization weighted and includes only common stocks belonging to large-capitalization domestic corporations.

The Fund has adopted certain investment restrictions that are detailed under "Investment Restrictions" in this Statement of Additional Information where they are classified as fundamental or nonfundamental. Those restrictions designated as fundamental may not be changed without shareholder approval. The Fund's investment objective, investment policies and nonfundamental restrictions, however, may be changed by a vote of the Trustees without shareholder approval. If there is a change in the Fund's investment objective, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs.

For a further description of the Fund's investment objectives, policies and restrictions see "Goal and Strategy" and "Main Risks" in the Fund's Prospectus and "Investment Restrictions" in this Statement of Additional Information.

Common stocks. The Fund may invest in common stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of such entity's preferred stock and other senior equity. Ownership of common stock usually carries with it the right to vote and, frequently, an exclusive right to do so. The Fund will diversify its investments in common stocks of companies in a number of industry groups without concentrating in any particular industry. Common stocks have the potential to outperform fixed-income securities over the long term. Common stocks provide the most potential for growth, yet are the more volatile of the two asset classes.

Debt securities. Debt securities in which the Fund may invest are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations (credit risk) and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). Particular debt securities will be selected based upon credit risk analysis of potential issuers, the characteristics of the security and the interest rate sensitivity of the various debt issues available with respect to a particular issuer, and analysis of the anticipated volatility and liquidity of the particular debt instruments.

Preferred stocks. The Fund may invest in preferred stocks. Preferred stock generally has a preference to dividends and, upon liquidation, over an issuer's common stock but ranks junior to debt securities in an issuer's capital structure. Preferred stock generally pays dividends in cash (or additional shares of preferred stock) at a defined rate but, unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Dividends on preferred stock may be cumulative, meaning that, in the event the issuer fails to make one or more dividend payments on the preferred stock, no dividends may be paid on the issuer's common stock until all unpaid preferred stock dividends have been paid. Preferred stock also may be subject to optional or mandatory redemption provisions.

Investment in Foreign Securities. The Fund may invest in the securities of foreign issuers in the form of sponsored and unsponsored American Depository Receipts ("ADRs") and U.S. dollar-denominated securities of foreign issuers traded on U.S. exchanges. ADRs (sponsored and unsponsored) are receipts, typically issued by U.S. banks, which evidence ownership of underlying securities issued by a foreign corporation. ADRs are publicly traded on a U.S. stock exchange or in the over-the-counter market. An investment in foreign securities including ADRs may be affected by changes in currency rates and in exchange control regulations. Issuers of unsponsored ADRs are not contractually obligated to disclose material information including financial information, in the United States and, therefore, there may not be a correlation between such information and the market value of the unsponsored ADR. Foreign companies may not be subject to accounting standards or government supervision comparable to U.S. companies, and there is often less publicly available information about their operations. Foreign companies may also be affected by political or financial inability abroad. These risk considerations may be intensified in the case of investments in ADRs of foreign companies that are located in emerging market countries. ADRs of companies located in these countries may have limited marketability and may be subject to more abrupt or erratic price movements.

Repurchase Agreements. In a repurchase agreement the Fund buys a security for a relatively short period (usually not more than 7 days) subject to the obligation to sell it back to the issuer at a fixed time and price plus accrued interest. The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in U.S. Government securities. The Adviser will continuously monitor the creditworthiness of the parties with whom the Fund enters into repurchase agreements.

The Fund has established a procedure providing that the securities serving as collateral for each repurchase agreement must be delivered to the Fund's custodian either physically or in book-entry form and that the collateral must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. In the event of bankruptcy or other default by a seller of a repurchase agreement, the Fund could experience delays in liquidating the underlying securities during the period in which the Fund seeks to enforce its rights thereto, possible subnormal levels of income, decline in value of the underlying securities or lack of access to income during this period as well as the expense of enforcing its rights.

Reverse Repurchase Agreements and Other Borrowings. The Fund may also enter into reverse repurchase agreements which involve the sale of U.S. Government securities held in its portfolio to a bank with an agreement that the Fund will buy back the securities at a fixed future date at a fixed price plus an agreed amount of "interest" which may be reflected in the repurchase price. Reverse repurchase agreements are considered to be borrowings by the Fund. Reverse repurchase agreements involve the risk that the market value of securities purchased by the Fund with proceeds of the transaction may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase. The Fund will also continue to be subject to the risk of a decline in the market value of the securities sold under the agreements because it will reacquire those securities upon effecting its repurchase. To minimize various risks associated with reverse repurchase agreements, the Fund will establish a separate account consisting of liquid securities, of any type or maturity, in an amount at least equal to the repurchase prices of the securities (plus any accrued interest thereon) under such agreements.


In addition, the Fund will not enter into reverse repurchase agreements or borrow money, except from banks temporarily for extraordinary or emergency purposes (not for leveraging) in amounts not to exceed 33 1/3% of the Fund's total assets (including the amount borrowed) taken at market value. The Fund will not use leverage to attempt to increase income. The Fund will enter into reverse repurchase agreements only with federally insured banks which are approved in advance as being creditworthy by the Trustees. Under the procedures established by the Trustees, the Adviser will monitor the creditworthiness of the banks involved.


Restricted Securities. The Fund may purchase securities that are not registered ("restricted securities") under the Securities Act of 1933 ("1933 Act"), including commercial paper issued in reliance on Section 4(2) of the 1933 Act and securities offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act. The Fund will not invest more than 15% of its net assets in illiquid investments. If the Trustees determine, based upon a continuing review of the trading markets for specific Section 4(2) paper or Rule 144A securities, that they are liquid, they will not be subject to the 15% limit on illiquid investments. The Trustees may adopt guidelines and delegate to the Adviser the daily function of determining the monitoring and liquidity of restricted securities. The Trustees, however, will retain sufficient oversight and be ultimately responsible for the determinations. The Trustees will carefully monitor the Fund's investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in the Fund if qualified institutional buyers become for a time uninterested in purchasing these restricted securities.

Forward Commitment and When-Issued Securities. The Fund may purchase securities on a when-issued or forward commitment basis. "When-issued" refers to securities whose terms are available and for which a market exists, but which have not been issued. The Fund will engage in when-issued transactions with respect to securities purchased for its portfolio in order to obtain what is considered to be an advantageous price and yield at the time of the transaction. For when-issued transactions, no payment is made until delivery is due, often a month or more after the purchase. In a forward commitment transaction, the Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time. When the Fund engages in forward commitment and when-issued transactions, it relies on the seller to consummate the transaction. The failure of the issuer or seller to consummate the transaction may result in the Fund losing the opportunity to obtain a price and yield considered to be advantageous. The purchase of securities on a when-issued and forward commitment basis also involves a risk of loss if the value of the security to be purchased declines prior to the settlement date.

On the date the Fund enters into an agreement to purchase securities on a when-issued or forward commitment basis, the Fund will segregate in a separate account cash or liquid securities, of any type or maturity, equal in value to the Fund's commitment. These assets will be valued daily at market, and additional cash or securities will be segregated in a separate account to the extent that the total value of the assets in the account declines below the amount of the when-issued commitments. Alternatively, the Fund may enter into offsetting contracts for the forward sale of other securities that it owns.

Government Securities. The Fund may invest in government securities. Certain U.S. Government securities, including U.S. Treasury bills, notes and bonds, and Government National Mortgage Association certificates ("GNMA"), are supported by the full faith and credit of the United States. Certain other U.S. Government securities, issued or guaranteed by Federal agencies or government sponsored enterprises, are not supported by the full faith and credit of the United States, but may be supported by the right of the issuer to borrow from the U.S. Treasury. These securities include obligations of the Federal Home Loan Mortgage Corporation ("FHLMC"), and obligations supported by the credit of the instrumentality, such as Federal National Mortgage Association Bonds ("FNMA"). No assurance can be given that the U.S. Government will provide financial support to such Federal agencies, authorities, instrumentalities and government sponsored enterprises in the future.

Mortgage-Backed Securities. The Fund may invest in mortgage pass-through certificates and multiple-class pass-through securities, such as real estate mortgage investment conduits ("REMIC") pass-through certificates, collateralized mortgage obligations ("CMOs") and stripped mortgage-backed securities ("SMBS"), and other types of "Mortgage-Backed Securities" that may be available in the future.

Guaranteed Mortgage Pass-Through Securities. Guaranteed mortgage pass-through securities represent participation interests in pools of residential mortgage loans and are issued by U.S. Governmental or private lenders and guaranteed by the U.S. Government or one of its agencies or instrumentalities, including but not limited to the GNMA, the FNMA and the FHLMC. GNMA certificates are guaranteed by the full faith and credit of the U.S. Government for timely payment of principal and interest on the certificates. FNMA certificates are guaranteed by FNMA, a federally chartered and privately owned corporation, for full and timely payment of principal and interest on the certificates. FHLMC certificates are guaranteed by FHLMC, a corporate instrumentality of the U.S. Government, for timely payment of interest and the ultimate collection of all principal of the related mortgage loans.

Multiple-Class Pass-Through Securities and Collateralized Mortgage Obligations. CMOs and REMIC pass-through or participation certificates may be issued by, among others, U.S. Government agencies and instrumentalities as well as private lenders. CMOs and REMIC certificates are issued in multiple classes and the principal of and interest on the mortgage assets may be allocated among the several classes of CMOs or REMIC certificates in various ways. Each class of CMOs or REMIC certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Generally, interest is paid or accrues on all classes of CMOs or REMIC certificates on a monthly basis.

Typically, CMOs are collateralized by GNMA, FNMA or FHLMC certificates but also may be collateralized by other mortgage assets such as whole loans or private mortgage pass-through securities. Debt service on CMOs is provided from payments of principal and interest on collateral of mortgaged assets and any reinvestment income thereon.

A REMIC is a CMO that qualifies for special tax treatment under the Code and invests in certain mortgages primarily secured by interests in real property and other permitted investments. Investors may purchase "regular" and "residual" interest shares of beneficial interest in REMIC trusts although the Fund does not intend to invest in residual interests.

Stripped Mortgage-Backed Securities. SMBS are derivative multiple-class mortgage-backed securities. SMBS are usually structured with two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. A typical SMBS will have one class receiving some of the interest and most of the principal, while the other class will receive most of the interest and the remaining principal. In the most extreme case, one class will receive all of the interest (the "interest only" class) while the other class will receive all of the principal (the "principal only" class). The yields and market risk of interest only and principal only SMBS, respectively, may be more volatile than those of other fixed income securities. The staff of the SEC considers privately issued SMBS to be illiquid.

Structured or Hybrid Notes. Funds that may invest in mortgage-backed securities may invest in "structured" or "hybrid" notes. The distinguishing feature of a structured or hybrid note is that the amount of interest and/or principal payable on the note is based on the performance of a benchmark asset or market other than fixed-income securities or interest rates. Examples of these benchmarks include stock prices, currency exchange rates and physical commodity prices. Investing in a structured note allows the Fund to gain exposure to the benchmark market while fixing the maximum loss that the Fund may experience in the event that market does not perform as expected. Depending on the terms of the note, the Fund may forego all or part of the interest and principal that would be payable on a comparable conventional note; the Fund's loss cannot exceed this foregone interest and/or principal. An investment in structured or hybrid notes involves risks similar to those associated with a direct investment in the benchmark asset.

Risk Factors Associated with Mortgage-Backed Securities. Investing in Mortgage-Backed Securities involves certain risks, including the failure of a counter-party to meet its commitments, adverse interest rate changes and the effects of prepayments on mortgage cash flows. In addition, investing in the lowest tranche of CMOs and REMIC certificates involves risks similar to those associated with investing in equity securities. Further, the yield characteristics of Mortgage-Backed Securities differ from those of traditional fixed income securities. The major differences typically include more frequent interest and principal payments (usually monthly), the adjustability of interest rates, and the possibility that prepayments of principal may be made substantially earlier than their final distribution dates.

Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors and cannot be predicted with certainty. Both adjustable rate mortgage loans and fixed rate mortgage loans may be subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment. Under certain interest rate and prepayment rate scenarios, the Fund may fail to recoup fully its investment in Mortgage-Backed Securities notwithstanding any direct or indirect governmental, agency or other guarantee. When the Fund reinvests amounts representing payments and unscheduled prepayments of principal, it may receive a rate of interest that is lower than the rate on existing adjustable rate mortgage pass-through securities. Thus, Mortgage-Backed Securities, and adjustable rate mortgage pass-through securities in particular, may be less effective than other types of U.S. Government securities as a means of "locking in" interest rates.

Conversely, in a rising interest rate environment, a declining prepayment rate will extend the average life of many Mortgage-Backed Securities. This possibility is often referred to as extension risk. Extending the average life of a Mortgage-Backed Security increases the risk of depreciation due to future increases in market interest rates.

Risk Associated With Specific Types of Derivative Debt Securities. Different types of derivative debt securities are subject to different combinations of prepayment, extension and/or interest rate risk. Conventional mortgage pass-through securities and sequential pay CMOs are subject to all of these risks, but are typically not leveraged. Thus, the magnitude of exposure may be less than for more leveraged Mortgage-Backed Securities.

The risk of early prepayments is the primary risk associated with interest only debt securities ("IOs"), super floaters, other leveraged floating rate instruments and Mortgage-Backed Securities purchased at a premium to their par value. In some instances, early prepayments may result in a complete loss of investment in certain of these securities. The primary risks associated with certain other derivative debt securities are the potential extension of average life and/or depreciation due to rising interest rates.

These securities include floating rate securities based on the Cost of Funds Index ("COFI floaters"), other "lagging rate" floating rate securities, floating rate securities that are subject to a maximum interest rate ("capped floaters"), Mortgage-Backed Securities purchased at a discount, leveraged inverse floating rate securities ("inverse floaters"), principal only debt securities ("POs"), certain residual or support tranches of CMOs and index amortizing notes. Index "amortizing notes are not Mortgage-Backed Securities, but are subject to extension risk resulting from the issuer's failure to exercise its option to call or redeem the notes before their stated maturity date. Leveraged inverse IOs combine several elements of the Mortgage-Backed Securities described above and thus present an especially intense combination of prepayment, extension and interest rate risks.

Planned amortization class ("PAC") and target amortization class ("TAC") CMO bonds involve less exposure to prepayment, extension and interest rate risk than other Mortgage-Backed Securities, provided that prepayment rates remain within expected prepayment ranges or "collars." To the extent that prepayment rates remain within these prepayment ranges, the residual or support tranches of PAC and TAC CMOs assume the extra prepayment, extension and interest rate risk associated with the underlying mortgage assets.

Other types of floating rate derivative debt securities present more complex types of interest rate risks. For example, range floaters are subject to the risk that the coupon will be reduced to below market rates if a designated interest rate floats outside of a specified interest rate band or collar. Dual index or yield curve floaters are subject to depreciation in the event of an unfavorable change in the spread between two designated interest rates. X-reset floaters have a coupon that remains fixed for more than one accrual period. Thus, the type of risk involved in these securities depends on the terms of each individual X-reset floater.

Ratings as Investment Criteria. In general, the ratings of Moody's and S&P represent the opinions of these agencies as to the quality of the securities which they rate. It should be emphasized however, that ratings are relative and subjective and are not absolute standards of quality. These ratings will be used by the Funds as initial criteria for the selection of portfolio securities. Among the factors which will be considered are the long-term ability of the issuer to pay principal and interest and general economic trends. Appendix B contains further information concerning the rating of Moody's and S&P and their significance. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither of these events will require the sale of the securities by the Fund, but the Adviser will consider the event in its determination of whether the Fund should continue to hold the securities.

Lending of Securities. The Fund may lend portfolio securities to brokers, dealers, and financial institutions if the loan is collateralized by cash or U.S. Government securities according to applicable regulatory requirements. The Fund may reinvest any cash collateral in short-term securities and money market funds. When the Fund lends portfolio securities, there is a risk that the borrower may fail to return the securities involved in the transaction. As a result, the Fund may incur a loss or, in the event of the borrower's bankruptcy, the Fund may be delayed in or prevented from liquidating the collateral. The Fund can lend portfolio securities having a total value of 33 1/3% of its total assets.

Short-Term Trading. Short-term trading means the purchase and subsequent sale of a security after it has been held for a relatively brief period of time. The Fund may engage in short-term trading in response to stock market conditions, changes in interest rates or other economic trends and developments, or to take advantage of yield disparities between various fixed income securities in order to realize capital gains or improve income. Short term turnover (100% or greater) involves correspondingly greater brokerage expenses. The Fund's portfolio turnover rate is set forth in the table under the caption "Financial Highlights" in the prospectus.

INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions. The Fund has adopted the following investment restrictions which may not be changed without the approval of a majority of the Fund's outstanding voting securities which, as used in the Prospectus and this Statement of Additional Information means the approval by the lesser of (1) the holders of 67% or more of the Fund's shares represented at a meeting if more than 50% of the Fund's outstanding shares are present in person or by proxy or (2) more than 50% of the outstanding shares.

The Fund may not:

1. Issue senior securities, except as permitted by paragraphs 3, 6 and 7 below. For purposes of this restriction, the issuance of shares of beneficial interest in multiple classes or series, the deferral of trustees' fees, the purchase or sale of options, futures contracts, forward commitments and repurchase agreements entered into in accordance with the Fund's investment policies or within the meaning of paragraph 6 below, are not deemed to be senior securities.

2. Purchase securities on margin or make short sales, or unless, by virtue of its ownership of other securities, the Fund has the right to obtain securities equivalent in kind and amount to the securities sold and, if the right is conditional, the sale is made upon the same conditions, except (i) in connection with arbitrage transactions, (ii) for hedging the Fund's exposure to an actual or anticipated market decline in the value of its securities, (iii) to profit from an anticipated decline in the value of a security, and (iv) obtaining such short-term credits as may be necessary for the clearance of purchases and sales of securities.

3. Borrow money, except for the following extraordinary or emergency purposes: (i) from banks for temporary or short-term purposes or for the clearance of transactions in amounts not to exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed) taken at market value; (ii) in connection with the redemption of Fund shares or to finance failed settlements of portfolio trades without immediately liquidating portfolio securities or other assets; (iii) in order to fulfill commitments or plans to purchase additional securities pending the anticipated sale of other portfolio securities or assets. The Fund may not borrow money for the purpose of leveraging the Fund's assets. For purposes of this investment restriction, the deferral of Trustees' fees and transactions in short sales, futures contracts, options on futures contracts, securities or indices and forward commitment transactions shall not constitute borrowing. .

4. Act as an underwriter, except to the extent that in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter for purpose of the 1933 Act.

5. Purchase or sell real estate except that the Fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in securities that are secured by real estate or interests therein,
         (iv) purchase and sell mortgage-related securities and (v) hold and sell real estate acquired by the Fund as a result of the ownership of securities.

6. Invest in commodities, except the Fund may purchase and sell options on securities, securities indices and currency, futures contracts on securities, securities indices and currency and options on such futures, forward foreign currency exchange contracts, forward commitments, securities index put or call warrants and repurchase agreements entered into in accordance with the Fund's investment policies.

7. Make loans, except that the Fund (1) may lend portfolio securities in accordance with the Fund's investment policies up to 33 1/3% of the Fund's total assets taken at market value, (2) enter into repurchase agreements, and (3) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

8. Purchase the securities of issuers conducting their principal activity in the same industry if, immediately after such purchase, the value of its investments in such industry would exceed 25% of its total assets taken at market value at the time of such investment. This limitation does not apply to investments in obligations of the U.S. Government or any of its agencies, instrumentalities or authorities.

9. With respect to 75% of the Fund's total assets, purchase securities of an issuer (other than the U. S. Government, its agencies, instrumentalities or authorities), if:

         (a) such purchase would cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer; or

         (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

Non-Fundamental Investment Restrictions. The following investment restrictions are designated as non-fundamental and may be changed by the Trustees without shareholder approval.

The Fund may not:

1. Purchase a security if, as a result, (i) more than 10% of the Fund's total assets would be invested in the securities of other investment companies, (ii) the Fund would hold more than 3% of the total outstanding voting securities of any one investment company, or (iii) more than 5% of the Fund's total assets would be invested in the securities of any one investment company. These limitations do not apply to (a) the investment of cash collateral, received by the Fund in connection with lending the Fund's portfolio securities, in the securities of open-end investment companies or (b) the purchase of shares of any investment company in connection with a merger, consolidation, reorganization or purchase of substantially all of the assets of another investment company. Subject to the above percentage limitations the Fund may, in connection with the John Hancock Group of Funds Deferred Compensation Plan for Independent Trustees/Directors, purchase securities of other investment companies within the John Hancock Group of Funds.

2. Invest more than 15% of the net assets of the Fund, taken at market value, in illiquid securities.

3. Invest for the purpose of exercising control over or management of any company.

If a percentage restriction on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the values of a Fund's assets will not be considered a violation of the restriction.

The Funds will invest only in countries on the Adviser's Approved Country Listing. The Approved Country Listing is a list maintained by the Adviser's investment department that outlines all countries, including the United States, that have been approved for investment by Funds managed by the Adviser.

THOSE RESPONSIBLE FOR MANAGEMENT

The business of the Fund is managed by the Trustees who elect officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Trustees. Several of the officers and Trustees of the Fund are also officers or directors of the Fund's Adviser and/or Subadviser, or officers and/or directors of the Fund's principal distributor, John Hancock Funds, Inc. ("John Hancock Funds").


                              Positions Held                  Principal Occupation(s)
Name and Address              With the Company                During the Past Five Years
----------------              ----------------                --------------------------


Maureen R. Ford *             Trustee, Chairman, President    Executive Vice President John
101 Huntington Avenue         and Chief Executive Officer     Hancock Financial Services, Inc.,
Boston, MA  02199             (1,2)                           John Hancock Life Insurance
March 1950                                                    Company; Chairman, Director,
                                                              President and Chief Executive
                                                              Officer, John Hancock Advisers,
                                                              Inc. (the "Adviser") and The
                                                              Berkeley Financial Group, Inc.
                                                              ("The Berkeley Group"); Chairman,
                                                              Director and Chief Executive
                                                              Officer, John Hancock Funds, Inc.
                                                              ("John Hancock Funds"); Chairman,
                                                              Director and President, John
                                                              Hancock Insurance Agency, Inc.
                                                              ("Insurance Agency, Inc.");
                                                              Chairman, Director and Chief
                                                              Executive Officer, Sovereign Asset
                                                              Management Corporation (SAMCorp.);
                                                              Director, Independence Investment
                                                              LLC and Independence Fixed Income
                                                              LLC; Senior Vice President,
                                                              MassMutual Insurance Co. (until
                                                              1999); Senior Vice President,
                                                              Connecticut Mutual Insurance Co.
                                                              (until 1996).


John M. DeCiccio*             Trustee                         Executive Vice President and Chief
P.O. Box 111                                                  Investment Officer John Hancock
Boston, MA 02117                                              Financial Services, Inc.; Director,
July 1948                                                     Executive Vice President and Chief
                                                              Investment Officer, John Hancock
                                                              Life Insurance Company; Chairman of
                                                              the Committee of Finance of John
                                                              Hancock Life Insurance Company;
                                                              Director, John Hancock
                                                              Subsidiaries, Inc., Hancock Natural
                                                              Resource Group, Independence
                                                              Investment LLC, Independence Fixed
                                                              Income LLC, The Berkeley Group, the
                                                              Adviser, John Hancock Funds,
                                                              Massachusetts Business Development
                                                              Corporation; Director, Insurance
                                                              Agency Inc. (until 1999) and John
                                                              Hancock Signature Services, Inc.
                                                              (until 1997).



-------------------
*   Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940.
(1) Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2) A member of the Investment Committee of the Adviser.


                                       12


                              Positions Held                  Principal Occupation(s)
Name and Address              With the Company                During the Past Five Years
----------------              ----------------                --------------------------

James F. Carlin               Trustee                         Chairman and CEO, Alpha Analytical
101 Huntington Avenue                                         Laboratories (chemical analysis),
Boston, MA  02199                                             Carlin Consolidated, Inc.
April 1940                                                    (management/investments); Trustee,
                                                              Massachusetts Health and Education
                                                              Tax Exempt Trust; Director, Uno
                                                              Restaurant Corp., Arbella Mutual
                                                              (insurance) (until September 2000),
                                                              HealthPlan Services, Inc. (until
                                                              February 1999), Flagship
                                                              Healthcare, Inc. (until November
                                                              1999), Carlin Insurance Agency,
                                                              Inc. (until April 1999), Chairman,
                                                              Massachusetts Board of Higher
                                                              Education (until July 1999) and
                                                              Trustee of 35 funds managed by the
                                                              Adviser.

William H. Cunningham         Trustee                         Former Chancellor, University of
101 Huntington Avenue                                         Texas System and former President
Boston, MA  02199                                             of the University of Texas, Austin,
January 1944                                                  Texas; James L. Bayless Chair of
                                                              Free Enterprise; Director, LaQuinta
                                                              Motor Inns, Inc. (hotel management
                                                              company) (1985-1998);
                                                              Jefferson-Pilot Corporation
                                                              (diversified life insurance
                                                              company) Billing Concepts,
                                                              Southwest Airlines and Introgen ;
                                                              Advisory Director, Chase Bank
                                                              (formerly Texas Commerce Bank -
                                                              Austin).

Ronald R. Dion                Trustee                         Chairman and Chief Executive
101 Huntington Avenue                                         Officer, R.M. Bradley & Co., Inc.;
Boston, MA  02199                                             Director, The New England Council
March 1946                                                    and Massachusetts Roundtable;
                                                              Trustee, North Shore Medical
                                                              Center, Director, BJ's Wholesale
                                                              Club, Inc. and a corporator of the
                                                              Eastern Bank; Trustee, Emmanuel
                                                              College.

Charles L. Ladner             Trustee                         Chairman and Trustee, Dunwoody
101 Huntington Avenue                                         Village, Inc.; Senior Vice
Boston, MA  02199                                             President and Chief Financial
February 1938                                                 Officer, UGI Corporation (Public
                                                              Utility Holding Company) (retired
                                                              1998); Vice President and Director
                                                              for AmeriGas, Inc. (retired 1998);
                                                              Vice President of AmeriGas
                                                              Partners, L.P. (until 1997);
                                                              Director, EnergyNorth, Inc. (until
                                                              1995).


-------------------
*   Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940.
(1) Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2) A member of the Investment Committee of the Adviser.


                                       13


                              Positions Held                  Principal Occupation(s)
Name and Address              With the Company                During the Past Five Years
----------------              ----------------                --------------------------

Steven R. Pruchansky          Trustee (1)                     Chairman and Chief Executive
101 Huntington Avenue                                         Officer, Mast Holdings, Inc. (since
Boston, MA  02199                                             June 1, 2000); Director and
August 1944                                                   President, Mast Holdings, Inc.
                                                              (until May 31, 2000); Director,
                                                              First Signature Bank & Trust
                                                              Company (until August 1991);
                                                              Director, Mast Realty Trust (until
                                                              1994); President, Maxwell Building
                                                              Corp. (until 1991).

Norman H. Smith               Trustee                         Lieutenant General, United States
101 Huntington Avenue                                         Marine Corps; Deputy Chief of Staff
Boston, MA  02199                                             for Manpower and Reserve Affairs,
March 1933                                                    Headquarters Marine Corps;
                                                              Commanding General III Marine
                                                              Expeditionary Force/3rd Marine
                                                              Division (retired 1991).

John P. Toolan                Trustee                         Director, The Smith Barney Muni
101 Huntington Avenue                                         Bond Funds, The Smith Barney
Boston, MA  02199                                             Tax-Free Money Funds, Inc., Vantage
September 1930                                                Money Market Funds (mutual funds),
                                                              The Inefficient-Market Fund, Inc.
                                                              (closed-end investment company) and
                                                              Smith Barney Trust Company of
                                                              Florida; Chairman, Smith Barney
                                                              Trust Company (retired December,
                                                              1991); Director, Smith Barney,
                                                              Inc., Mutual Management Company and
                                                              Smith Barney Advisers, Inc.
                                                              (investment advisers) (retired
                                                              1991); Senior Executive Vice
                                                              President, Director and member of
                                                              the Executive Committee, Smith
                                                              Barney, Harris Upham & Co.,
                                                              Incorporated (investment bankers)
                                                              (until 1991).

William L. Braman             Executive Vice President and    Executive Vice President and Chief
101 Huntington Avenue         Chief Investment Officer (2)    Investment Officer, the Adviser and
Boston, MA 02199                                              each of the John Hancock Funds;
December 1953                                                 Executive Vice President and Chief
                                                              Investment Officer, Barring Asset
                                                              Management, London UK (until May
                                                              2000).


-------------------
*   Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940.
(1) Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2) A member of the Investment Committee of the Adviser.


                                       14


                              Positions Held                  Principal Occupation(s)
Name and Address              With the Company                During the Past Five Years
----------------              ----------------                --------------------------

Richard A. Brown             Senior Vice President and        Senior Vice President and Chief
101 Huntington Avenue        Chief Financial Officer (2)      Financial Officer of the Adviser,
Boston, MA  02199                                             John Hancock Funds, and The
April 1949                                                    Berkeley Group; Second Vice
                                                              President and Senior Associate
                                                              Controller, Corporate Tax
                                                              Department, John Hancock Financial
                                                              Services, Inc. (until January
                                                              2001).

Susan S. Newton              Senior Vice President,           Senior Vice President and Chief
101 Huntington Avenue        Secretary and Chief Legal        Legal Officer the Adviser; John
Boston, MA 02199             Officer                          Hancock Funds; Vice President,
March 1950                                                    Signature Services (until May
                                                              2000), The Berkeley Group, NM
                                                              Capital and SAMCorp.



Thomas H. Connors            Vice President and Compliance    Vice President and Compliance
101 Huntington Avenue        Officer                          Officer, the Adviser; Vice
Boston, MA  02199                                             President, John Hancock Funds.
September 1959



-------------------
*   Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940.
(1) Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2) A member of the Investment Committee of the Adviser.

The following table provides information regarding the compensation paid by the Fund and other investment companies in the John Hancock Fund Complex to the Independent Trustees for their services. Mr. DeCiccio and Ms. Ford, each a non-Independent Trustee, and each of the officers of the Fund are interested persons of the Adviser, and/or affiliates are compensated by the Adviser and receive no compensation from the Fund for their services.

                                                    Total Compensation from
                           Aggregate Compensation   all Funds in John Hancock
Trustees                   from the Fund (1)        Fund Complex to Trustees (2)
--------                   -----------------        ----------------------------

James F. Carlin                    $ 377                      $ 72,000
William H. Cunningham*               377                        72,100
Ronald R. Dion*                      377                        72,000
Charles L. Ladner                    391                        75,100
Steven R. Pruchansky*                391                        75,000
Norman H. Smith*                     405                        78,000
John P. Toolan*                      365                        70,250
                                 -------                    ----------
Total                             $2,683                      $514,450

      (1)    Compensation is for the fiscal year ended February 28, 2001.

      (2) Total compensation paid by the John Hancock Fund Complex to the Independent Trustees is for the calendar year ended December 31, 2000 As of that date, there were sixty-nine funds in the John Hancock Fund Complex, with each of these Independent Trustees serving on thirty four funds.

      (*) As of December 31, 2000, the value of the aggregate accrued deferred compensation from all Funds in the John Hancock fund complex for Mr. Cunningham was $514,062, for Mr. Dion was $80,629, for Ms. McCarter was $179,156 (resigned as of October 1, 1998) for Mr. Pruchansky was $123,670, for Mr. Smith was $182,867 and for Mr. Toolan was $623,506 under the John Hancock Deferred Compensation Plan for Independent Trustees (the "Plan").

All of the officers listed are officers or employees of the Adviser or affiliated companies. Some of the Trustees and officers may also be officers and/or Directors and/or Trustees of one or more other funds for which the Adviser serves as investment adviser.

As of June 4, 2001, the officers and Trustees of the Fund as a group beneficially owned less than 1% of the outstanding shares of the Fund. As of that date, the following shareholders of record beneficially owned 5% or more of the outstanding shares of the Fund.

--------------------------------------------------------------------------------
                                          Class of          Percentage of Total
Name and Address of Shareholder           Shares            Outstanding Shares
-------------------------------           ------            ------------------

--------------------------------------------------------------------------------
MLPF &S for the Sole                      B                       13.65%
Benefit of its Customers
ATT: Fund Administration
4800 Deerlake Drive East
Jacksonville FL

--------------------------------------------------------------------------------
Sterling Trust Company                    C                        7.32%
Rancho La Puerta 401(k) Plan
1380 Lawrence St Ste 1400
Denver CO  80204

--------------------------------------------------------------------------------
Sterling Trust Company                    C                        6.12%
Starry Associates Retirement Plan
1380 Lawrence St Ste 1400
Denver CO  80204

--------------------------------------------------------------------------------
Independence Investment Associates        I                       24.02%
53 State Street
Boston MA  02109

--------------------------------------------------------------------------------
Sterling Trust Company                    I                       30.25%
Arden Group 401(k) Ret Savings Plan
1380 Lawrence St Ste 1400
Denver CO  80204

--------------------------------------------------------------------------------
Sterling Trust Company                    I                        8.60%
TL Cannon 401(k) Plan
1380 Lawrence St Ste 1400
Denver CO  80204

--------------------------------------------------------------------------------
Sterling Trust Company                    I                       17.17%
FBO ARA Individual Retirement
1380 Lawrence St Ste 1400
Denver CO  80204

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                         Class of        Percentage of Total
Name and Address of Shareholder          Shares          Outstanding Shares
-------------------------------          ------          ------------------

--------------------------------------------------------------------------------
Sealol Inc. Retirement and 401(k)        I               7.68%
EG&G Sealol Inc
15 Pioneer avenue
Warwick, RI

--------------------------------------------------------------------------------
Manistique Papers, Inc.                  I               5.63%
453 S. Mackinac Avenue
Manistique MI.  49854
--------------------------------------------------------------------------------


INVESTMENT ADVISORY AND OTHER SERVICES

The Adviser, located at 101 Huntington Avenue, Boston, Massachusetts 02199-7603, was organized in 1968 and has more than $30 billion in assets under management in its capacity as investment adviser to the Fund and other funds in the John Hancock group of funds, as well as retail and institutional privately managed accounts. The Adviser is an affiliate of the Life Company, one of the most recognized and respected financial institutions in the nation. With total assets under management of more than $100 billion, the Life Company is one of the ten largest life insurance companies in the United States, and carries a high rating from Standard & Poor's and A.M. Best. Founded in 1862, the Life Company has been serving clients for over 130 years.

The Fund has entered into an investment management contract (the "Advisory Agreement") with the Adviser which was approved by the Fund's shareholders. Pursuant to the Advisory Agreement, the Adviser will: (a) furnish continuously an investment program for the Fund and determine, subject to the overall supervision and review of the Trustees, which investments should be purchased, held, sold or exchanged, and (b) provide supervision over all aspects of the Fund's operations except those which are delegated to a custodian, transfer agent or other agent.

The Fund bears all costs of its organization and operation, including but not limited to expenses of preparing, printing and mailing all shareholders' reports, notices prospectuses, proxy statements and reports to regulatory agencies; expenses relating to the issuance, registration and qualification of shares; government fees; interest charges; expenses of furnishing to shareholders their account statements; taxes; expenses of redeeming shares; brokerage and other expenses connected with the execution of portfolio securities transactions; expenses pursuant to the Fund's plan of distribution; fees and expenses of custodians including those for keeping books and accounts, maintaining a committed line of credit, and calculating the net asset value of shares; fees and expenses of transfer agents and dividend disbursing agents; legal, accounting, financial, management, tax and auditing fees and expenses of the Fund (including an allocable portion of the cost of the Adviser's employees rendering such services to the Fund the compensation and expenses of Trustees who are not otherwise affiliated with the Trust, the Adviser or any of their affiliates; expenses of Trustees' and shareholders' meetings; trade association memberships; insurance premiums; and any extraordinary expenses.

The Adviser has entered into a Sub-Advisory Agreement with Independence Investment LLC ("Independence") (formerly Independence Investment Associates, Inc.). Under the Sub-Advisory Agreement, the Subadviser, subject to the review of the Trustees and the overall supervision of the Adviser, is responsible for managing the investment operations of the Fund and the composition of the Fund's investment portfolio and furnishing the Fund with advice and recommendations with respect to investments, investment policies and the purchase and sale of securities. Independence, located at 53 State Street, Boston, Massachusetts 02109, and organized in 1982, is a wholly owned indirect subsidiary of John Hancock Subsidiaries, Inc.


As compensation for its services under the Advisory Agreement, the Fund pays the Adviser monthly a fee based on a stated percentage of the average of the daily net assets of the Fund as follows:

Average Daily Net Assets                                   Annual Rate
------------------------                                   -----------

First $500,000,000                                           0.80%
Amount over $500,000,000                                     0.75%


The advisory fees paid by the Fund are greater than those paid by most funds, but they are comparable to those paid by many investment companies with similar investment objectives and policies. The Adviser (not the Fund) pays a portion of its fee to the Subadviser at the rate of 55% of the advisory fee payable on the Fund's average daily net assets.


For the years ended February 28, 1999, the Adviser waived the entire investment management fee for the Fund. For the year ended February 29, 2000 and February 28, 2001, the management fee paid by the Fund to the adviser amounted to $85,117 and $506,120 for services, net of expense limitation. The Subadviser waived all subadvisory fees for these periods.


From time to time, the Adviser may reduce its fee or make other arrangements to limit the Fund's expenses to a specified percentage of its average daily net assets. The Adviser has agreed to limit Fund expenses (excluding 12b-1 and transfer agent fees) to 0.90% of the Fund's average daily net assets at least until June 30, 2002. The Adviser retains the right to reimpose a fee and recover any other payments to the extent that, at the end of any fiscal year, the Fund's annual expenses fall below this limit.

Securities held by the Fund may also be held by other funds or investment advisory clients for which the Adviser, the Subadviser or its affiliates provide investment advice. Because of different investment objectives or other factors, a particular security may be bought for one or more funds or clients when one or more other funds or clients are selling the same security. If opportunities for purchase or sale of securities by the Adviser or Subadviser for the Fund or for other funds or clients for which the Adviser or Subadviser renders investment advice arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds or clients in a manner deemed equitable to all of them. To the extent that transactions on behalf of more than one client of the Adviser, Subadviser or its affiliates may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

Pursuant to its Advisory Agreement and Sub-Advisory Agreement, the Adviser and Subadviser are not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the respective Agreements relate, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser or Subadviser in the performance of its duties or from reckless disregard of the obligations and duties under the applicable Agreement.

Under the Advisory Agreement, the Fund may use the name "John Hancock" or any name derived from or similar to it only for as long as the Advisory Agreement or any extension, renewal or amendment thereof remains in effect. If the Advisory Agreement is no longer in effect, the Fund (to the extent that it lawfully can) will cease to use such a name or any other name indicating that it is advised by or otherwise connected with the Adviser. In addition, the Adviser or the Life Company may grant the nonexclusive right to use the name "John Hancock" or any similar name to any other corporation or entity, including but not limited to any investment company of which the Life Company or any subsidiary or affiliate thereof or any successor to the business of any subsidiary or affiliate thereof shall be the investment adviser.

Under the Sub-Advisory Agreement of the Fund, the Fund may use the name "Independence" or any name derived from or similar to it only for as long as the Sub-Advisory Agreement is in effect. When the Sub-Advisory Agreement is no longer in effect, the Fund (to the extent that it lawfully can) will cease to use any name indicating that it is advised by or otherwise connected with Independence. In addition, Independence or the Life Company may grant the non-exclusive right to use the name "Independence" or any similar name to any other corporation or entity, including but not limited to any investment company of which Independence or any subsidiary or affiliate thereof or any successor to the business of any subsidiary or affiliate thereof shall be the investment adviser.

The continuation of the Advisory Agreement, Sub-Advisory Agreement and the Distribution Agreement (discussed below) was approved by all Trustees. The Advisory Agreement, Sub-Advisory Agreement and the Distribution Agreement will continue in effect from year to year, provided that its continuance is approved annually both (i) by the holders of a majority of the outstanding voting securities of the Trust or by the Trustees, and (ii) by a majority of the Trustees who are not parties to the Agreement or "interested persons" of any such parties. Each Agreement may be terminated on 60 days written notice by any party or by vote of a majority of the outstanding voting securities of the Fund and will terminate automatically if assigned.


Accounting and Legal Services Agreement. The Trust, on behalf of the Fund, is a party to an Accounting and Legal Services Agreement with the Adviser. Pursuant to this agreement, the Adviser provides the Fund with certain tax, accounting and legal services. For the fiscal year ended February 28, 1999, February 29, 2000 and February 28, 2001, the Fund paid the Adviser $929, $3,827 and $13,590, respectively, for services under this agreement.


Personnel of the Adviser, Sub-Adviser, and their affiliates may trade securities for their personal accounts. The Fund also may hold, or may be buying or selling, the same securities. To prevent the Fund from being disadvantaged, the Adviser, Sub-Adviser and their affiliates and the Fund have adopted a code of ethics which restricts the trading activity of those personnel.

DISTRIBUTION CONTRACTS

The Fund has a Distribution Agreement with John Hancock Funds. Under the agreement, John Hancock Funds is obligated to use its best efforts to sell shares of each class of the Fund. Shares of the Fund are also sold by selected broker-dealers (the "Selling Brokers") that have entered into selling agency agreements with John Hancock Funds. These Selling Brokers are authorized to designate other intermediaries to receive purchase and redemption orders on behalf of the Fund. John Hancock Funds accepts orders for the purchase of the shares of the Fund that are continually offered at net asset value next determined, plus an applicable sales charge, if any. In connection with the sale of Fund shares, John Hancock Funds and Selling Brokers receive compensation from a sales charge imposed, in the case of Class A and Class C shares, at the time of sale. In the case of Class B or Class C shares, the broker receives compensation immediately but John Hancock Funds is compensated on a deferred basis.


Total underwriting commissions for sales of the Fund's Class A shares for the fiscal year ended February 29, 2000 and February 28, 2001 were $210,331 and $519,459 respectively. Of such amounts, $5,622 and $36,155 were retained by John Hancock Funds in 2000 and 2001, respectively. The remainder of the underwriting commissions were reallowed to dealers.

The Fund's Trustees adopted Distribution Plans with respect to Class A, Class B and Class C of shares (the "Plans") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plans, the Fund will pay distribution and service fees at an aggregate annual rate of up to 0.30% for Class A shares and 1.00% for Class B and Class C shares of the Fund's average daily net assets attributable to shares of that class. However, the service fees will not exceed 0.25% of the Fund's average daily net assets attributable to each class of shares. The distribution fees will be used to reimburse John Hancock Funds for its distribution expenses, including but not limited to: (i) initial and ongoing sales compensation to Selling Brokers and others (including affiliates of the John Hancock Funds) engaged in the sale of Fund shares; (ii) marketing, promotional and overhead expenses incurred in connection with the distribution of Fund shares; and (iii) with respect to Class B and Class C shares only, interest expenses on unreimbursed distribution expenses. The service fees will be used to compensate Selling Brokers and others for providing personal and account maintenance services to shareholders. In the event that John Hancock Funds is not fully reimbursed for payments or expenses it incurs under the Class A Plan, these expenses will not be carried beyond twelve months from the date they were incurred. Unreimbursed expenses under the Class B and Class C Plans will be carried forward together with interest on the balance of these unreimbursed expenses. The Fund does not treat unreimbursed expenses under the Class B and Class C Plans as a liability of the Fund because the Trustees may terminate the Class B and /or Class C Plans at any time with no additional liability for these expenses to the shareholders and the Fund. For the fiscal year ended February 28, 2001, an aggregate of $18,003 of distribution expenses or 0.06% of the average net assets of the Class B shares of the Fund, was not reimbursed or recovered by John Hancock Funds through the receipt of deferred sales charges or Rule 12b-1 fees in prior periods. For the fiscal year ended February 28, 2001, an aggregate of $1,527 of distribution expenses or 0.09% of the average net assets of the Class C shares of the Fund, was not reimbursed or recovered by John Hancock Funds through the receipt of deferred sales charges or Rule 12b-1 fees in prior periods.


The Plans were approved by the Trustees, including a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plans (the "Independent Trustees"), by votes cast in person at meetings called for the purpose of voting on these Plans.

Pursuant to the Plans, at least quarterly, John Hancock Funds provides the Fund with a written report of the amounts expended under the Plans and the purpose for which these expenditures were made. The Trustees review these reports on a quarterly basis to determine their continued appropriateness.

The Plans provide that they will continue in effect only so long as its continuance is approved at least annually by a majority of both the Trustees and the Independent Trustees. The Plans provide that they may be terminated without penalty, (a) by a vote of a majority of the Independent Trustees, (b) by a vote of a majority of the Fund's outstanding shares of the applicable class upon 60 days' written notice to John Hancock Funds and (c) automatically in the event of assignment. The Plans further provide that they may not be amended to increase the maximum amount of the fees for the services described therein without the approval of a majority of the outstanding shares of the class of the Fund which has voting rights with respect to that Plan. Each plan provides, that no material amendment to the Plans will be effective unless it is approved by a majority vote of the Trustees and the Independent Trustees of the Fund. The holders of Class A, Class B and Class C shares have exclusive voting rights with respect to the Plan applicable to their respective class of shares. In adopting the Plans, the Trustees concluded that, in their judgment, there is a reasonable likelihood that the Plans will benefit the holders of the applicable class of shares of the Fund.

Class I shares of the Fund are not subject to any distribution plan. Expenses associated with the obligation of John Hancock Funds to use its best efforts to sell Class I shares will be paid by the Adviser or by John Hancock Funds and will not be paid from the fees paid under Class A, Class B or Class C Plans.

Amounts paid to the John Hancock Funds by any class of shares of the Fund will not be used to pay the expenses incurred with respect to any other class of shares of the Fund; provided, however, that expenses attributable to the Fund as a whole will be allocated, to the extent permitted by law, according to the formula based upon gross sales dollars and/or average daily net assets of each such class, as may be approved from time to time by vote of a majority of the Trustees. From time to time, the Fund may participate in joint distribution activities with other Funds and the costs of those activities will be borne by each Fund in proportion to the relative net asset value of the participating Fund.

During the fiscal year ended February 28, 2001, the Fund paid John Hancock Funds the following amounts of expenses in connection with their services for the
Fund:


                                                        Expense Items
                                                        -------------
                                    Printing and
                                    Mailing of                                                    Interest,
                                    Prospectuses                              Expenses of         Carrying or
                                    to new             Compensation to        John Hancock        Other Finance
                   Advertising      Shareholders       Selling Brokers        Funds               Charges
                   -----------      ------------       ---------------        ------------        -------------

Class A            $25,312          $1,229             $  6,372               $ 67,758             --
Class B            $58,147          $2,768             $  2,768               $147,877             $2,474
Class C            $ 3,971          $  247             $    247               $  9,883             --

SALES COMPENSATION

As part of their business strategies, the Fund, along with John Hancock Funds, pay compensation to financial services firms that sell the fund's shares. These firms typically pass along a portion of this compensation to your broker or financial representative.

The two primary sources of broker compensation payments for Class A, Class B and Class C shares are (1) the 12b-1 fees that are paid out of the fund's assets and
(2) sales charges paid by investors. The sales charges and 12b-1 fees are detailed in the prospectus and under the "Distribution Contracts" in this Statement of Additional Information. The portions of these expenses that are paid to financial services firms are shown on the next page. For Class I shares, John Hancock Funds may make a one-time payment at the time of initial purchase out of its own resources to a Selling Broker who sells shares of the Fund. This payment may not exceed 0.15% of the amount invested.

Whenever you purchase Class A, Class B or Class C shares, the financial services firm receives a reallowance/payment as described below. The firm also receives the first year's12b-1 service fee at this time. Beginning with the second year after an investment is made, the financial services firm receives an annual 12-1 service fee of 0.25% of its total eligible fund net assets. This fee is paid quarterly in arrears by the Fund.


In addition, from time to time, John Hancock Funds, at its expense, may provide significant additional compensation to financial services firms in connection with the sale of shares of the Fund. Such compensation provided by John Hancock Funds may include, for example, financial assistance to financial services firms in connection with their marketing and sales development programs for their registered representatives and other employees, as well as payment for travel expenses, including lodging, incurred by registered representatives and other employees for such marketing and sales development programs, seminars for the public, advertising and sales campaigns regarding one or more Funds, and/or other financial services firms-sponsored events or activities. From time to time, John Hancock Funds may make expense reimbursements for special training of a financial services firm's registered representatives and other employees in group meetings. Other compensation, such as asset retention fees, finder's fees and reimbursement for wire transfer fees, may be offered to the extent not prohibited by law or any self-regulatory agency, such as the NASD.


                                      Sales charge paid   Broker receives          Broker receives
                                      by investors (%     maximum reallowance      12b-1 service         Total broker
                                      of offering         (% of offering           fee (% of net         compensation (1)
Class A investments                   price)              price)                   investment) (3)       (% of offering price)
-------------------                   -----------------  --------------------      ---------------       ---------------------

Up to $49,999                         5.00%               4.01%                    0.25%                 4.25%
$50,000 - $99,999                     4.50%               3.51%                    0.25%                 3.75%
$100,000 - $249,999                   3.50%               2.61%                    0.25%                 2.85%
$250,000 - $499,999                   2.50%               1.86%                    0.25%                 2.10%
$500,000 - $999,999                   2.00%               1.36%                    0.25%                 1.60%

Investments of Class A
share of $1
million or more (4)
-------------------

First $1M - $4,999,999                --                  0.75%                    0.25%                 1.00%
Next $1 - $5M above that              --                  0.25%                    0.25%                 0.50% (2)
Next $1 or more above that            --                  0.00%                    0.25%                 0.25% (2)

                                                          Broker receives          Broker receives
                                                          maximum reallowance      12b-1 service         Total broker
                                                          (% of offering           fee (% of net         compensation (1)
Class B investments                                       price)                   investment) (3)       (% of offering price)
-------------------                                       ------                   ---------------       ---------------------

All amounts                           --                  3.75%                    0.25%                 4.00%

                                                          Broker receives          Broker receives 12
                                                          maximum                  b-1 service           Total broker
                                                          reallowance              fee (% of net         compensation
Class C Investments                                       (% of offering price)    investment)           (% of offering price)
-------------------                                       ---------------------    -----------           ---------------------

Amounts purchased at NAV                                  0.75%                    0.25%                 1.00%
All other amounts                     1.00%               1.75%                    0.25%                 2.00%

                                                          Broker receives          Broker      receives
                                                          maximum                  12b-1 service         Total broker
                                                          reallowance              fee (% of net         compensation (1)
Class I investments                                       (% of offering price)    investment) (3)       (% of offering price)
-------------------                                       --------------------     ---------------       ---------------------

All amounts                           --                  0.00%                    0.00%                 0.00% (5)

(1) Broker percentages and 12b-1 service fee percentages are calculated from different amounts, and therefore may not equal total broker compensation percentages if combined using simple addition.

(2) For Group Investment Programs sales, the maximum total broker compensation for investments of $1 million or more is 1.00% of the offering price (one year CDSC of 1.00% applies for each sale).

(3) After first year broker receives 12b-1 fees quarterly in arrears.

(4) John Hancock Funds reduce aggregate investments by the amount of recent redemptions.

(5) John Hancock Funds may make a one-time payment at the time of initial purchase out of its own resources to a Selling Broker who sells Class I shares of the Fund. This payment may be up to 0.15% of the amount invested.

CDSC revenues collected by John Hancock Funds may be used to pay brokers commissions when there is no initial sales charge


NET ASSET VALUE

For purposes of calculating the net asset value (NAV) of the Fund's shares, the following procedures are utilized wherever applicable.

Debt investment securities are valued on the basis of valuations furnished by a principal market- maker or a pricing service, both of which generally utilize electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities without exclusive reliance upon quoted prices.

Equity securities traded on a principal exchange or NASDAQ National Market Issues are generally valued at last sale price on the day of valuation. Securities in the aforementioned category for which no sales are reported and other securities traded over-the-counter are generally valued at the last available bid price.

Short-term debt investments which have a remaining maturity of 60 days or less are generally valued at amortized cost which approximates market value. If market quotations are not readily available or if in the opinion of the Adviser any quotation or price is not representative of true market value, the fair value of the security may be determined in good faith in accordance with procedures approved by the Trustees.

The NAV of each Fund and class is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4:00 p.m. Eastern
Time) by dividing a class's net assets by the number of its shares outstanding. On any day an international market is closed and the New York Stock Exchange is open, any foreign securities will be valued at the prior day's close with the current day's exchange rate. Trading of foreign securities may take place on Saturdays and U.S. business holidays on which the Fund's NAV is not calculated. Consequently, the Fund's portfolio securities may trade and the NAV of the Fund's redeemable securities may be significantly affected on days when a shareholder has no access to the Fund.

INITIAL SALES CHARGE ON CLASS A AND CLASS C SHARES

Shares of the Fund are offered at a price equal to their net asset value plus a sales charge which, at the option of the purchaser, may be imposed either at the time of purchase (the "initial sales charge alternative") or on a contingent deferred basis (the "deferred sales charge alternative"). The Fund no longer issues shares certificates. All shares are electronically recorded. The Trustees reserve the right to change or waive the Fund's minimum investment requirements and to reject any order to purchase shares (including purchase by exchange) when in the judgment of the Adviser such rejection is in the Fund's best interest.

The sales charges applicable to purchases of Class A and Class C shares of the Fund are described in the Fund's Prospectus. Methods of obtaining reduced sales charges referred to generally in the Prospectus are described in detail below. In calculating the sales charge applicable to current purchases of Class A shares of the Fund, the investor is entitled to accumulate current purchases with the greater of the current value (at offering price) of the Class A shares of the Fund, owned by the investor, or if John Hancock Signature Services, Inc. ("Signature Services") is notified by the investor's dealer or the investor at the time of the purchase, the cost of the Class A shares owned.

Without Sales Charges. Class A shares may be offered without a front-end sales charge or contingent deferred sales charge ("CDSC") to various individuals and institutions as follows:

o A Trustee or officer of the Trust; a Director or officer of the Adviser and its affiliates, subadviser or Selling Brokers; employees or sales representatives of any of the foregoing; retired officers, employees or Directors of any of the foregoing; a member of the immediate family (spouse, children, grandparents, grandchildren, mother, father, sister, brother, mother-in-law, father-in-law, daughter-in-law, son-in-law, niece, nephew and same sex domestic partner) of any of the foregoing; or any fund, pension, profit sharing or other benefit plan for the individuals described above.

o A broker, dealer, financial planner, consultant or registered investment advisor that has entered into a signed agreement with John Hancock Funds providing specifically for the use of Fund shares in fee-based investment products or services made available to their clients.

o A former participant in an employee benefit plan with John Hancock funds, when he or she withdraws from his or her plan and transfers any or all of his or her plan distributions directly to the Fund.

o A member of a class action lawsuit against insurance companies who is investing settlement proceeds.

o Retirement plans participating in Merrill Lynch servicing programs, if the Plan has more than $3 million in assets or 500 eligible employees at the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement. See your Merrill Lynch financial consultant for further information.

o Retirement plans investing through the PruArray Program sponsored by Prudential Securities.

o Pension plans transferring assets from a John Hancock variable annuity contract to the Fund pursuant to an exemptive application approved by the Securities and Exchange Commission.

o Existing full service clients of the Life Company who were group annuity contract holders as of September 1, 1994, and participant directed retirement plans with at least 100 eligible employees at the inception of the Fund account. Each of these investors may purchase Class A shares with no initial sales charge. However, if the shares are redeemed within 12 months after the end of the calendar year in which the purchase was made, a CDSC will be imposed at the following rate:

            Amount Invested                                    CDSC Rate
            ---------------                                    ---------

            $1 to $4,999,999                                     1.00%
            Next $5 million to $9,999,999                        0.50%
           Amounts of $10 million and over                       0.25%


Class C shares may be offered without a front-end sales charge to:

o Retirement plans for which John Hancock Signature Services formerly performed employer sponsored plan recordkeeping services. (These types of plans include 401(k), money purchase pension, profit sharing and SIMPLE 401(k)).

o An investor who buys through a Merrill Lynch omnibus account. However, a CDSC may apply if the shares are sold within 12 months of purchase.

Class A and Class C shares may also be purchased without an initial sales charge in connection with certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies.

Combination Privilege. In calculating the sales charge applicable to purchases of Class A shares made at one time, the purchases will be combined to reduce sales charges if made by (a) an individual, his or her spouse and their children under the age of 21, purchasing securities for his or their own account, (b) a trustee or other fiduciary purchasing for a single trust, estate or fiduciary account and (c) groups which qualify for the Group Investment Program (see below). A company's (not an individual's) qualified and non-qualified retirement plan investments can be combined to take advantage of this privilege. Further information about combined purchases, including certain restrictions on combined group purchases, is available from Signature Services or a Selling Broker's representative.

Accumulation Privilege. Investors (including investors combining purchases) who are already Class A shareholders may also obtain the benefit of the reduced sales charge by taking into account not only the amount being invested but also the investor's purchase price or current value of the Class A shares of all John Hancock funds which carry a sales charge already held by such person. Class A shares of John Hancock money market funds will only be eligible for the accumulation privilege if the investor has previously paid a sales charge on the amount of those shares. Retirement plan investors may include the value of Class B shares if Class B shares held are greater than $1 million. Retirement plans must notify Signature Services to utilize. A company's (not an individual's) qualified and non-qualified retirement plan investments can be combined to take advantage of this privilege.

Group Investment Program. Under the Combination and Accumulation Privileges, all members of a group may combine their individual purchases of Class A shares to potentially qualify for breakpoints in the sales charge schedule. This feature is provided to any group which (1) has been in existence for more than six months, (2) has a legitimate purpose other than the purchase of mutual fund shares at a discount for its members, (3) utilizes salary deduction or similar group methods of payment, and (4) agrees to allow sales materials of the fund in its mailings to members at a reduced or no cost to John Hancock Funds.

Letter of Intention. Reduced sales charges are also applicable to investments made pursuant to a Letter of Intention (the "LOI"), which should be read carefully prior to its execution by an investor. The Fund offers two options regarding the specified period for making investments under the LOI. All investors have the option of making their investments over a specified period of thirteen (13) months. Investors who are using the Fund as a funding medium for a retirement plan, however, may opt to make the necessary investments called for by the LOI over a forty-eight (48) month period. These retirement plans include traditional, Roth IRAs, SEP, SARSEP, 401(k), 403(b) (including TSAs), SIMPLE IRA, SIMPLE 401(k), Money Purchase Pension, Profit Sharing and Section 457 plans. An individual's non-qualified and qualified retirement plan investments cannot be combined to satisfy LOI of 48 months. Such an investment (including accumulations and combinations but not including reinvested dividends) must aggregate $50,000 or more invested during the specified period from the date of the LOI or from a date within ninety (90) days prior thereto, upon written request to Signature Services. The sales charge applicable to all amounts invested under the LOI is computed as if the aggregate amount intended to be invested had been invested immediately. If such aggregate amount is not actually invested, the difference in the sales charge actually paid and the sales charge payable had the LOI not been in effect is due from the investor. However, for the purchases actually made within the specified period (either 13 or 48 months) the sales charge applicable will not be higher than that which would have applied (including accumulations and combinations) had the LOI been for the amount actually invested.

The LOI authorizes Signature Services to hold in escrow sufficient Class A shares (approximately 5% of the aggregate) to make up any difference in sales charges on the amount intended to be invested and the amount actually invested, until such investment is completed within the specified period, at which time the escrowed Class A shares will be released. If the total investment specified in the LOI is not completed, the Class A shares held in escrow may be redeemed and the proceeds used as required to pay such sales charge as may be due. By signing the LOI, the investor authorizes Signature Services to act as his attorney-in-fact to redeem any escrowed Class A shares and adjust the sales charge, if necessary. A LOI does not constitute a binding commitment by an investor to purchase, or by the Fund to sell, any additional Class A shares and may be terminated at any time.


Because Class I shares are sold at net asset value without the imposition of any sales charge, none of the privileges described under these captions are available to Class I investors.

DEFERRED SALES CHARGE ON CLASS B AND CLASS C SHARES

Investments in Class B shares are purchased at net asset value per share without the imposition of an initial sales charge so that the Fund will receive the full amount of the purchase payment.

Contingent Deferred Sales Charge. Class B and Class C shares which are redeemed within six years or one year of purchase, respectively will be subject to a CDSC at the rates set forth in the Prospectus as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the current market value or the original purchase cost of the Class B or Class C shares being redeemed. No CDSC will be imposed on increases in account value above the initial purchase prices, including all shares derived from reinvestment of dividends or capital gains distributions.

Class B shares are not available to retirement plans that had more than 100 eligible employees at the inception of the Fund account.

The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchases of both Class B and Class C shares, all payments during a month will be aggregated and deemed to have been made on the first day of the month.

In determining whether a CDSC applies to a redemption, the calculation will be determined in a manner that results in the lowest possible rate being charged. It will be assumed that your redemption comes first from shares you have held beyond the six-year CDSC redemption period for Class B or one year CDSC redemption period for Class C, or those you acquired through dividend and capital gain reinvestment, and next from the shares you have held the longest during the six-year period for Class B shares. For this purpose, the amount of any increase in a share's value above its initial purchase price is not regarded as a share exempt from CDSC. Thus, when a share that has appreciated in value is redeemed during the CDSC period, a CDSC is assessed only on its initial purchase price.

When requesting a redemption for a specific dollar amount, please indicate if you require the proceeds to equal the dollar amount requested. If not indicated, only the specified dollar amount will be redeemed from your account and the proceeds will be less any applicable CDSC.

Example:

You have purchased 100 Class B shares at $10 per share. The second year after your purchase, your investment's net asset value per share has increased by $2 to $12, and you have gained 10 additional shares through dividend reinvestment. If you redeem 50 shares at this time your CDSC will be calculated as follows:

    oProceeds of 50 shares redeemed at $12 per shares (50 x 12)         $600.00
    o*Minus Appreciation ($12 - $10) x 100 shares                       (200.00)
    o Minus proceeds of 10 shares not subject to
      CDSC (dividend reinvestment)                                      (120.00)
                                                                        -------
    oAmount subject to CDSC                                             $280.00

    *The appreciation is based on all 100 shares in the account not just the shares being redeemed.

Proceeds from the CDSC are paid to John Hancock Funds and are used in whole or in part by John Hancock Funds to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of the Class B and Class C shares, such as the payment of compensation to select Selling Brokers for selling Class B and Class C shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the Fund to sell the Class B and Class C shares without a sales charge being deducted at the time of the purchase.

Waiver of Contingent Deferred Sales Charge. The CDSC will be waived on redemptions of Class B and Class C shares and of Class A shares that are subject to a CDSC, unless indicated otherwise, in the circumstances defined below:

For all account types:

* Redemptions made pursuant to the Fund's right to liquidate your account if you own shares worth less than $1,000.

* Redemptions made under certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies.

* Redemptions due to death or disability. (Does not apply to trust accounts unless trust is being dissolved.)

* Redemptions made under the Reinstatement Privilege, as described in "Sales Charge Reductions and Waivers" of the Prospectus.

* Redemption of Class B (but not Class C) shares made under a periodic withdrawal plan or redemptions for fees charged by planners or advisors for advisory services, as long as your annual redemptions do not exceed 12% of your account value, including reinvested dividends, at the time you established your periodic withdrawal plan and 12% of the value of subsequent investments (less redemptions) in that account at the time you notify Signature Services. (Please note, this waiver does not apply to periodic withdrawal plan redemptions of Class A or Class C shares that are subject to a CDSC.)

* Redemptions by Retirement plans participating in Merrill Lynch servicing programs, if the Plan has less than $3 million in assets or 500 eligible employees at the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement. See your Merrill Lynch financial consultant for further information.

* Redemptions of Class A shares made after one year from the inception date of a retirement plan at John Hancock.

* Redemption of Class A shares by retirement plans that invested through the PruArray Program sponsored by Prudential Securities.

For Retirement Accounts (such as traditional, Roth IRAs, SIMPLE IRAs, SIMPLE 401(k), Rollover IRA, TSA, 457, 403(b), 401(k), Money Purchase Pension Plan, Profit-Sharing Plan and other plans as described in the Internal Revenue Code) unless otherwise noted.

* Redemptions made to effect mandatory or life expectancy distributions under the Internal Revenue Code. (Waiver based on required minimum distribution calculations for John Hancock Mutual Fund IRA assets only.)

*        Returns of excess contributions made to these plans.

* Redemptions made to effect distributions to participants or beneficiaries from employer sponsored retirement plans under sections 401(a) (such as Money Purchase Pension Plans and Profit Sharing Plan/401(k) Plans), 457 and 408 (SEPs and SIMPLE IRAs) of the Internal Revenue Code.

* Redemptions from certain IRA and retirement plans that purchased shares prior to October 1, 1992 and certain IRA plans that purchased shares prior to May 15, 1995.


Please see matrix for some examples.


------------------------- ---------------- ---------------- -------------- -------------------- --------------------
Type of                   401 (a) Plan     403 (b)          457            IRA, IRA Rollover    Non-retirement
Distribution              (401 (k), MPP,
                          PSP) 457 & 408
                          (SEPs & Simple
                          IRAs)
------------------------- ---------------- ---------------- -------------- -------------------- --------------------
Death or Disability       Waived           Waived           Waived         Waived               Waived
------------------------- ---------------- ---------------- -------------- -------------------- --------------------
Over 70 1/2               Waived           Waived           Waived         Waived for           12% of account
                                                                           required minimum     value annually in
                                                                           distributions* or    periodic payments
                                                                           12% of account
                                                                           value annually in
                                                                           periodic payments.
------------------------- ---------------- ---------------- -------------- -------------------- --------------------
Between 59 1/2            Waived           Waived           Waived         Waived for Life      12% of account
and 70 1/2                                                                 Expectancy or 12%    value annually in
                                                                           of account value     periodic payments
                                                                           annually in
                                                                           periodic payments.
------------------------- ---------------- ---------------- -------------- -------------------- --------------------
Under 59 1/2              Waived for       Waived for       Waived for     Waived for annuity   12% of account
(Class B only)            annuity          annuity          annuity        payments (72t) or    value annually in
                          payments (72t)   payments (72t)   payments       12% of account       periodic payments
                          or 12% of        or 12% of        (72t) or 12%   value annually in
                          account value    account value    of account     periodic payments.
                          annually in      annually in      value
                          periodic         periodic         annually in
                          payments.        payments.        periodic
                                                            payments.
------------------------- ---------------- ---------------- -------------- -------------------- --------------------
Loans                     Waived           Waived           N/A            N/A                  N/A
------------------------- ---------------- ---------------- -------------- -------------------- --------------------
Termination of Plan                                         Not Waived
                          Not Waived       Not Waived                      Not Waived           N/A
------------------------- ---------------- ---------------- -------------- -------------------- --------------------
Hardships                 Waived           Waived           Waived         N/A                  N/A
------------------------- ---------------- ---------------- -------------- -------------------- --------------------
Qualified Domestic
Relations Orders          Waived           Waived           Waived         N/A                  N/A
------------------------- ---------------- ---------------- -------------- -------------------- --------------------
Termination of            Waived           Waived           Waived         N/A                  N/A
Employment Before
Normal Retirement Age
------------------------- ---------------- ---------------- -------------- -------------------- --------------------
Return of Excess          Waived           Waived           Waived         Waived               N/A
------------------------- ---------------- ---------------- -------------- -------------------- --------------------

*Required minimum distributions based on John Hancock Mutual Fund IRA assets only.

If you qualify for a CDSC waiver under one of these situations, you must notify Signature Services at the time you make your redemption. The waiver will be granted once Signature Services has confirmed that you are entitled to the waiver.

SPECIAL REDEMPTIONS

Although it would not normally do so, the Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities as prescribed by the Trustees. When the shareholder sells portfolio securities received in this fashion, the shareholders will incur a brokerage charge. Any such securities would be valued for the purposes of making such payment at the same value as used in determining net asset value. The Fund has, however, elected to be governed by Rule 18f-1 under the Investment Company Act. Under that rule, the Fund must redeem its shares for cash except to the extent that the redemption payments to any shareholder during any 90-day period would exceed the lesser of $250,000 or 1% of the Fund's net asset value at the beginning of such period.

ADDITIONAL SERVICES AND PROGRAMS

Exchange Privilege. The Fund permits exchanges of shares of any class of a fund for shares of the same class in any other John Hancock fund offering that class.

Exchanges between funds with shares that are not subject to a CDSC are based on their respective net asset values. No sales charge or transaction charge is imposed. Shares of the Fund which are subject to a CDSC may be exchanged into shares of any of the other John Hancock funds that are subject to a CDSC without incurring the CDSC; however, the shares acquired in an exchange will be subject to the CDSC schedule of the shares acquired if and when such shares are redeemed (except that shares exchanged into John Hancock 500 Index Fund and John Hancock Intermediate Government Fund will retain the exchanged fund's CDSC schedule). For purposes of computing the CDSC payable upon redemption of shares acquired in an exchange, the holding period of the original shares is added to the holding period of the shares acquired in an exchange.

If a retirement plan exchanges the plan's Class a account in its entirety from the Fund to a non-John Hancock investment, the one-year CDSC applies.

If a shareholder exchanges Class B shares purchased prior to January 1, 1994 for Class B shares of any other John Hancock fund, the acquired shares will continue to be subject to the CDSC schedule that was in effect when the exchanged shares were purchased.

The Fund reserves the right to require that previously exchanged shares (and reinvested dividends) be in the Fund for 90 days before a shareholder is permitted a new exchange.

The Fund may refuse any exchange order. The Fund may change or cancel its exchange policies at any time, upon 60 days' notice to its shareholders.

An exchange of shares is treated as a redemption of shares of one fund and the purchase of shares of another for Federal Income Tax purposes. An exchange may result in a taxable gain or loss. See "TAX STATUS".

Systematic Withdrawal Plan. The Fund permits the establishment of a Systematic Withdrawal Plan. Payments under this plan represent proceeds arising from the redemption of Fund shares which may result in realization of gain or loss for purposes of Federal, state and local income taxes. The maintenance of a Systematic Withdrawal Plan concurrently with purchases of additional shares of the Fund could be disadvantageous to a shareholder because of the initial sales charge payable on such purchases of Class A shares and the CDSC imposed on redemptions of Class B and Class C shares and because redemptions are taxable events. Therefore, a shareholder should not purchase shares at the same time a Systematic Withdrawal Plan is in effect. The Fund reserves the right to modify or discontinue the Systematic Withdrawal Plan of any shareholder on 30 days' prior written notice to such shareholder, or to discontinue the availability of such plan in the future. The shareholder may terminate the plan at any time by giving proper notice to Signature Services.

Monthly Automatic Accumulation Program ("MAAP"). The program is explained in the Prospectus. The program, as it relates to automatic investment checks, is subject to the following conditions:

The investments will be drawn on or about the day of the month indicated.

The privilege of making investments through the MAAP may be revoked by Signature Services without prior notice if any investment is not honored by the shareholder's bank. The bank shall be under no obligation to notify the shareholder as to the non-payment of any checks.

The program may be discontinued by the shareholder either by calling Signature Services or upon written notice to Signature Services which is received at least five (5) business days prior to the order date of any investment.

Reinstatement or Reinvestment Privilege. If Signature Services is notified prior to reinvestment, a shareholder who has redeemed Fund shares may, within 120 days after the date of redemption, reinvest without payment of a sales charge any part of the redemption proceeds in shares of the same class of the Fund or another John Hancock fund, subject to the minimum investment limit in that fund. The proceeds from the redemption of Class A shares may be reinvested at net asset value without paying a sales charge in Class A shares of the Fund or in Class A shares of any John Hancock fund. If a CDSC was paid upon a redemption, a shareholder may reinvest the proceeds from this redemption at net asset value in additional shares of the class from which the redemption was made. The shareholder's account will be credited with the amount of any CDSC charged upon the prior redemption and the new shares will continue to be subject to the CDSC. The holding period of the shares acquired through reinvestment will, for purposes of computing the CDSC payable upon a subsequent redemption, include the holding period of the redeemed shares.

To protect the interests of other investors in the Fund, the Fund may cancel the reinvestment privilege of any parties that, in the opinion of the Fund, are using market timing strategies or making more than seven exchanges per owner or controlling party per calendar year. Also, the Fund may refuse any reinvestment request.

The Fund may change or cancel its reinvestment policies at any time.

A redemption or exchange of Fund shares is a taxable transaction for Federal income tax purposes even if the reinvestment privilege is exercised, and any gain or loss realized by a shareholder on the redemption or other disposition of Fund shares will be treated for tax purposes as described under the caption "TAX STATUS."

Retirement plans participating in Merrill Lynch's servicing programs:
---------------------------------------------------------------------

Class A shares are available at net asset value for plans with $3 million in plan assets or 500 eligible employees at the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement. If the plan does not meet either of these limits, Class A shares are not available.

For participating retirement plans investing in Class B shares, shares will convert to Class A shares after eight years, or sooner if the plan attains assets of $5 million (by means of a CDSC-free redemption/purchase at net asset value).

PURCHASES AND REDEMPTIONS THROUGH THIRD PARTIES


Shares of the Fund may be purchased or redeemed through certain broker-dealers or Service Agents ("Brokers"). Brokers may charge for their services or place limitations on the extent to which you may use the services of the Fund. The Fund will be deemed to have received a purchase or redemption order when an authorized broker, or if applicable, a broker's authorized designee, receives the order. If a broker is an agent or designee of the Fund, orders are processed at the NAV next calculated after the broker receives the order. The broker must segregate any orders it receives after the close of regular trading on the New York Stock Exchange and transmit those orders to the Fund for execution at NAV next determined. Some brokers that maintain nominee accounts with the Fund for their clients charge an annual fee on the average net assets held in such accounts for accounting, servicing, and distribution services they provide with respect to the underlying Fund shares. The Adviser, the Fund and/or John Hancock Funds, Inc. (the Fund's principal distributor), share in the expense of these fees.


DESCRIPTION OF THE FUND'S SHARES

The Trustees of the Trust are responsible for the management and supervision of the Fund. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of the Fund without par value. Under the Declaration of Trust, the Trustees have the authority to create and classify shares of beneficial interest in separate series, without further action by shareholders. As of the date of this Statement of Additional Information, the Trustees have authorized shares of the Fund and eleven series. Additional series may be added in the future. The Declaration of Trust also authorizes the Trustees to classify and reclassify the shares of the Fund, or any new series of the Trust, into one or more classes. The Trustees have also authorized the issuance of four classes of shares of the Fund, designated as Class A, Class B, Class C and Class I.

The shares of each class of the Fund represent an equal proportionate interest in the aggregate net assets attributable to that class of the Fund. Holders of Class A, Class B, Class C and Class I shares have certain exclusive voting rights on matters relating to their respective distribution plans. The different classes of the Fund may bear different expenses relating to the cost of holding shareholder meetings necessitated by the exclusive voting rights of any class of shares.

In accordance with the provisions of the Declaration of Trust, the Trustees have initially determined that shares entitle their holders to one vote per share on any matter on which such shares are entitled to vote. The Trustees may determine in the future, without the vote or consent of shareholders, that each dollar of net asset value (number of shares owned times net asset value per share) will be entitled to one vote on any matter on which such shares are entitled to vote.

Dividends paid by the Fund, if any, with respect to each class of shares will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except for differences resulting from the facts that (i) the distribution and service fees relating to Class A, Class B and Class C will be borne exclusively by that class, (ii) Class B and Class C shares will pay higher distribution and service fees than Class A shares and (iii) each class of shares will bear any class expenses properly allocable to that class of shares, subject to the conditions the Internal Revenue Service imposes with respect to the multiple-class structures. Similarly, the net asset value per share may vary depending on which class of shares are purchased. No interest will be paid on uncashed dividend or redemption checks.

In the event of liquidation, shareholders of each class are entitled to share pro rata in the net assets of the Fund available for distribution to these shareholders. Shares entitle their holders to one vote per share, are freely transferable and have no preemptive, subscription or conversion rights. When issued, shares are fully paid and non-assessable, except as set forth below.

Unless otherwise required by the Investment Company Act or the Declaration of Trust, the Fund has no intention of holding annual meetings of shareholders. Fund shareholders may remove a Trustee by the affirmative vote of at least two-thirds of the Trust's outstanding shares and the Trustees shall promptly call a meeting for such purpose when requested to do so in writing by the record holders of not less than 10% of the outstanding shares of the Trust. Shareholders may, under certain circumstances, communicate with other shareholders in connection with requesting a special meeting of shareholders. However, at any time that less than a majority of the Trustees holding office were elected by the shareholders, the Trustees will call a special meeting of shareholders for the purpose of electing Trustees.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for acts or obligations of the Fund. However, the Fund's Declaration of Trust contains an express disclaimer of shareholder liability for acts, obligations or affairs of the Fund. The Declaration of Trust also provides for indemnification out of the Fund's assets for all losses and expenses of any shareholder held personally liable for reason of being or having been a shareholder. The Declaration of Trust also provides that no series of the Trust shall be liable for the liabilities of any other series. Furthermore, no fund included in this Fund's prospectus shall be liable for the liabilities of any other John Hancock Fund. Liability is therefore limited to circumstances in which the Fund itself would be unable to meet its obligations, and the possibility of this occurrence is remote.

The Fund reserves the right to reject any application which conflicts with the Fund's internal policies or the policies of any regulatory authority. John Hancock Funds does not accept starter, credit card or third party checks. All checks returned by the post office as undeliverable will be reinvested at net asset value in the fund or funds from which a redemption was made or dividend paid. Information provided on the account application may be used by the Fund to verify the accuracy of the information or for background or financial history purposes. A joint account will be administered as a joint tenancy with right of survivorship, unless the joint owners notify Signature Services of a different intent. A shareholder's account is governed by the laws of The Commonwealth of Massachusetts. For telephone transactions, the transfer agent will take measures to verify the identity of the caller, such as asking for name, account number, Social Security or other taxpayer ID number and other relevant information. If appropriate measures are taken, the transfer agent is not responsible for any losses that may occur to any account due to an unauthorized telephone call. Also for your protection telephone transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.

Selling activities for the Fund may not take place outside the U.S. except with U.S. military bases, APO addresses and U.S. diplomats. Brokers of record on Non-U.S. investors' accounts with foreign mailing addresses are required to certify that all sales activities have occurred, and in the future will occur, only in the U.S. A foreign corporation may purchase shares of the Fund only if it has a U.S. mailing address.

TAX STATUS

The Fund is treated as a separate entity for accounting and tax purposes, has qualified and elected to be treated as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and intends to continue to qualify for each taxable year. As such and by complying with the applicable provisions of the Code regarding the sources of its income, the timing of its distributions and the diversification of its assets, the Fund will not be subject to Federal income tax on its taxable income (including net realized capital gains) which is distributed to shareholders in accordance with the timing requirements of the Code.

The Fund will be subject to a 4% nondeductible Federal excise tax on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with annual minimum distribution requirements. The Fund intends under normal circumstances to seek to avoid or minimize liability for such tax by satisfying such distribution requirements.

Distribution from the Fund's current or accumulated earnings and profits ("E&P") will be taxable under the Code for investors who are subject to tax. If these distributions are paid from the Fund's "investment company taxable income," they will be taxable as ordinary income; and if they are paid from the Fund's "net capital gain" they will be taxable as long-term capital gain. (Net capital gain is the excess (if any) of net long-term capital gain over net short-term capital loss, and investment company taxable income is all taxable income and capital gains, other than net capital gain, after reduction by deductible expenses). Some distributions may be paid in January but may be taxable to shareholders as if they had been received on December 31 of the previous year. The tax treatment described above will apply without regard to whether distributions are received in cash or reinvested in additional shares of the Fund.

Distributions, if any, in excess of E&P will constitute a return of capital under the Code, which will first reduce an investor's federal tax basis in Fund shares and then, to the extent such basis is exceeded, will generally give rise to capital gains. Shareholders who have chosen automatic reinvestment of their distributions will have a federal tax basis in each share received pursuant to such a reinvestment equal to the amount of cash they would have received had they elected to receive the distribution in cash, divided by the number of shares received in the reinvestment.

The Fund may be subject to withholding and other taxes imposed by foreign countries with respect to its investments in foreign securities. Some tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. Because more than 50% of the Fund's total assets at the close of any taxable year will not consist of stocks or securities of foreign corporations, the Fund will be unable to pass such taxes through to shareholders, who consequently will not include any portion of such taxes in their incomes and will not be entitled to any associated tax credits or deductions with respect to such taxes. The Fund will deduct the foreign taxes it pays in determining the amount it has available for distribution to shareholders.

If the Fund invests in stock or ADRs representing stock (including an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gain) or hold at least 50% of their asset in investments producing such passive income ("passive foreign investment companies"), the Fund could be subject to Federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. An election may be available to ameliorate these adverse tax consequences, but could require the Fund to recognize taxable income or gain without the concurrent receipt of cash. These investments could also result in the treatment of associated capital gains as ordinary income. The Fund may limit and/or manage its holdings in passive foreign investment companies or make an available election to minimize its tax liability or maximize its return from these investments.

The amount of the Fund's net realized capital gains, if any, in any given year will vary depending upon the Adviser's current investment strategy and whether the Adviser believes it to be in the best interest of the Fund to dispose of portfolio securities that will generate capital gains. At the time of an investor's purchase of Fund shares, a portion of the purchase price is often attributable to realized or unrealized appreciation in the Fund's portfolio or undistributed taxable income of the Fund. Consequently, subsequent distributions on those shares from such appreciation or income may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares, and the distributions in reality represent a return of a portion of the purchase price.

Upon a redemption or other disposition of shares of the Fund (including by exercise of the exchange privilege)in a transaction that is treated as a sale for tax purposes, a shareholder will ordinarily realize a taxable gain or loss depending upon the amount of the proceeds and the investor's basis in his shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands. A sales charge paid in purchasing shares of the Fund cannot be taken into account for purposes of determining gain or loss on the redemption or exchange of such shares within 90 days after their purchase to the extent shares of the Fund or another John Hancock fund are subsequently acquired without payment of a sales charge pursuant to the reinvestment or exchange privilege. This disregarded charge will result in an increase in the shareholder's tax basis in the shares subsequently acquired. Also, any loss realized on a redemption or exchange may be disallowed to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to automatic dividend reinvestments. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

Also, any loss realized upon the redemption of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares. Shareholders should consult their own tax advisers regarding their particular circumstances to determine whether a disposition of Fund shares is properly treated as a sale for tax purposes, as is assumed in the foregoing discussion.

Although its present intention is to distribute, at least annually, all net capital gain, if any, the Fund reserves the right to retain and reinvest all or any portion of the excess, as computed for Federal income tax purposes, of net long-term capital gain over net short-term capital loss in any year. The Fund will not in any event distribute net capital gain realized in any year to the extent that a capital loss is carried forward from prior years against such gain. To the extent such excess was retained and not exhausted by the carryforward of prior years' capital losses, it would be subject to Federal income tax in the hands of the Fund. Upon proper designation of this amount by the Fund, each shareholder would be treated for Federal income tax purposes as if the Fund had distributed to him on the last day of its taxable year his pro rata share of such excess, and he had paid his pro rata share of the taxes paid by the Fund and reinvested the remainder in the Fund. Accordingly, each shareholder would (a) include his pro rata share of such excess as long-term capital gain in his return for his taxable year in which the last day of the Fund's taxable year falls, (b) be entitled either to a tax credit on his return for, or to a refund of, his pro rata share of the taxes paid by the Fund, and
(c) be entitled to increase the adjusted tax basis for his shares in the Fund by the difference between his pro rata share of such excess and his pro rata share of such taxes.

For Federal income tax purposes, the Fund is permitted to carry forward a net realized capital loss in any year to offset net capital gains, if any, during the eight years following the year of the loss. To the extent subsequent net capital gains are offset by such losses, they would not result in Federal income tax liability to the Fund and, as noted above, would not be distributed as such to shareholders. Presently, there are no realized capital loss carry forwards available to offset future net realized capital gains.

For purposes of the dividends-received deduction available to corporations, dividends received by the Fund, if any, from U.S. domestic corporations in respect of the stock of such corporations held by the Fund, for U.S. Federal income tax purposes, for at least 46 days (91 days in the case of certain preferred stock) during a prescribed period extending before and after each such dividend and distributed and properly designated by the Fund may be treated as qualifying dividends. Corporate shareholders must meet the holding period requirements stated above with respect to their shares of the Fund for each dividend in order to qualify for the deduction and, if they have any debt that is deemed under the Code directly attributable to such shares, may be denied a portion of the dividends received deduction. The entire qualifying dividend, including the otherwise deductible amount, will be included in determining a corporate shareholder's alternative minimum tax liability, if any. Additionally, any corporate shareholder should consult its tax adviser regarding the possibility that its tax basis in its shares may be reduced, for Federal income tax purposes, by reason of "extraordinary dividends" received with respect to the shares, and, to the extent such basis would be reduced below zero, that current recognition of income would be required.

The Fund is required to accrue income on any debt securities that have more than a de minimis amount of original issue discount (or debt securities acquired at a market discount, if the Fund elects to include market discount in income currently) prior to the receipt of the corresponding cash payments. However, the Fund must distribute to shareholders for each taxable year substantially all of its net income and net capital gains, including such income or gain, to qualify as a regulated investment company and avoid liability for any federal income or excise tax. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may borrow cash, to satisfy these distribution requirements.

A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent (if any) the Fund's distributions are derived from interest on (or, in the case of intangible property taxes, the value of its assets is attributable to) certain U.S. Government obligations, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. The Fund will not seek to satisfy any threshold or reporting requirements that may apply in particular taxing jurisdictions, although it may in its sole discretion provide relevant information to shareholders.

The Fund will be required to report to the Internal Revenue Service (the "IRS") all distributions to shareholders, as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt recipients, i.e., corporations and certain other investors distributions to which are exempt from the information reporting provisions of the Code. Under the backup withholding provisions of Code Section 3406 and applicable Treasury regulations, all such reportable distributions and proceeds may be subject to backup withholding of federal income tax at the rate of 31% in the case of non-exempt shareholders who fail to furnish the Fund with their correct taxpayer identification number and certain certifications required by the IRS or if the IRS or a broker notifies the Fund that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding as a result of failure to report interest or dividend income. The Fund may refuse to accept an application that does not contain any required taxpayer identification number or certification that the number provided is correct. If the backup withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Any amounts withheld may be credited against a shareholder's U.S. federal income tax liability. Investors should consult their tax advisers about the applicability of the backup withholding provisions.

Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

The foregoing discussion relates solely to Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts or estates) subject to tax under such law. The discussion does not address special tax rules applicable to certain types of investors, such as tax-exempt entities, insurance companies and financial institutions. Dividends, capital gain distributions and ownership of or gains realized on the redemption (including an exchange) of shares of the Fund may also be subject to state and local taxes. Shareholders should consult their own tax advisers as to the Federal, state or local tax consequences of ownership of shares of, and receipt of distributions from, the Fund in their particular circumstances.

Non-U.S. investors not engaged in a U.S. trade or business with which their investment in the Fund is effectively connected will be subject to U.S. Federal income tax treatment that is different from that described above. These investors may be subject to non-resident alien withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty) on amounts treated as ordinary dividends from the Fund and, unless an effective IRS Form W-8, Form W-8BEN, or other authorized withholding certificate is on file, to 31% backup withholding on certain other payments from the Fund. Non-U.S. investors should consult their tax advisers regarding such treatment and the application of foreign taxes to an investment in the Fund.

The Fund is not subject to Massachusetts corporate excise or franchise taxes. The Fund anticipates that, provided that the Fund qualifies as a regulated investment company under the Code, it will also not be required to pay any Massachusetts income tax.

CALCULATION OF PERFORMANCE


As of February 28, 2001, the average annual total return for Class A shares of the Fund for the 1 year period and since commencement of operations on July 1, 1999 were -29.94% and -14.84%, respectively.

As of February 28, 2001, the average annual total return for Class B shares of the Fund for the 1 year period and since commencement of operations on July 1, 1999 were -30.45% and -14.88%, respectively.

As of February 28, 2001, the average annual total return for Class C shares of the Fund for the 1 year period and since commencement of operations on July 1, 1999 were -28.26% and -13.29%, respectively.

As of February 28, 2001, the average annual total returns for Class I shares of the Fund for the 1 year and five year periods and since commencement of operations on October 2, 1995 were -25.96%, 13.70% and 14.60%, respectively.

Total return is computed by finding the average annual compounded rate of return over the 1 year, 5 year and 10 year periods that would equate the initial amount invested to the ending redeemable value according to the following formula:

                                n _____
                           T = \ /ERV/P - 1

Where:

P =     a hypothetical initial investment of $1,000.
T =     average annual total return.
n =     number of years.
ERV = ending redeemable value of a hypothetical $1,000 investment made at the beginning of the 1 year, 5 year, and 10 year periods.

Because each class has its own sales charge and fee structure, the classes have different performance results. In the case of Class A, Class B or Class C, this calculation assumes the maximum sales charge when incurred is included in the initial investment or the CDSC is applied at the end of the period, respectively. This calculation assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period. The "distribution rate" is determined by annualizing the result of dividing the declared dividends of the Fund during the period stated by the maximum offering price or net asset value at the end of the period. Excluding the Fund's sales charge from the distribution rate produces a higher rate.

In addition to average annual total returns, the Fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments and/or a series of redemptions over any time period. Total returns may be quoted with or without taking the Fund's sales charge on Class A or Class C shares or the CDSC on Class B or Class C shares into account. Excluding the Fund's sales charge on Class A shares and the CDSC on Class B or Class C shares from a total return calculation produces a higher total return figure.

The Fund may advertise yield, where appropriate. The Fund's yield is computed by dividing net investment income per share determined for a 30-day period by the maximum offering price per share (which includes the full sales charge) on the last day of the period, according to the following standard formula:

                                               6
                  Yield = 2 ( [ ( a - b ) + 1 ] - 1 )
                                 -------
                                   cd

Where:

         a =      dividends and interest earned during the period.
         b =      net expenses accrued during the period.
         c =      the average daily number of fund shares outstanding during the period that would be entitled to receive dividends.
         d =      the maximum offering price per share on the last day of the period (NAV where applicable).

From time to time, in reports and promotional literature, the Fund's total return will be compared to indices of mutual funds such as Lipper Analytical Services, Inc.'s "Lipper - Mutual Fund Performance Analysis," a monthly publication which tracks net assets, total return and yield on mutual funds in the United States. Ibottson and Associates, CDA Weisenberger and F.C. Towers are also used for comparison purposes, as well as the Russell and Wilshire Indices.

Performance rankings and ratings reported periodically in, and excerpts from, national financial publications such as MONEY Magazine, FORBES, BUSINESS WEEK, THE WALL STREET JOURNAL, MICROPAL, INC., MORNINGSTAR, STANGER'S and BARRON'S may also be utilized. The Fund's promotional and sales literature may make reference to the Fund's "beta". Beta is a reflection of the market related risk of the Fund by showing how responsive the Fund is to the market.

The performance of the Fund is not fixed or guaranteed. Performance quotations should not be considered to be representations of performance of the Fund for any period in the future. The performance of the Fund is a function of many factors including its earnings, expenses and number of outstanding shares. Fluctuating market conditions; purchases, sales and maturities of portfolio securities; sales and redemptions of shares of beneficial interest; and changes in operating expenses are all examples of items that can increase or decrease the Fund's performance.

BROKERAGE ALLOCATION

Decisions concerning the purchase and sale of portfolio securities and the allocation of brokerage commissions are made by the Adviser pursuant to recommendations made by an investment committee of the Adviser, which consists of officers and directors of the Adviser and affiliates and officers and Trustees who are interested persons of the Fund. Orders for purchases and sales of securities are placed in a manner which, in the opinion of the Adviser, will offer the best price and market for the execution of each such transaction. Purchases from underwriters of portfolio securities may include a commission or commissions paid by the issuer, and transactions with dealers serving as market makers reflect a "spread". Debt securities are generally traded on a net basis through dealers acting for their own account as principals and not as brokers; no brokerage commissions are payable on these transactions.

In the U.S. Government securities market, securities are generally traded on a "net" basis with dealers acting as principal for their own account without a stated commission, although the price of the security usually includes a profit to the dealer. On occasion, certain money market instruments and agency securities may be purchased directly from the issuer, in which case no commissions or premiums are paid. In other countries, both debt and equity securities are traded on exchanges at fixed commission rates. Commissions on foreign transactions are generally higher than the negotiated commission rates available in the U.S. There is generally less government supervision and regulation of foreign stock exchanges and broker-dealers than in the U.S.

The Fund's primary policy is to execute all purchases and sales of portfolio instruments at the most favorable prices consistent with best execution, considering all of the costs of the transaction including brokerage commissions. This policy governs the selection of brokers and dealers and the market in which a transaction is executed. Consistent with the foregoing primary policy, the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and such other policies as the Trustees may determine, the Adviser may consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute the Fund's portfolio transactions.


To the extent consistent with the foregoing, the Fund will be governed in the selection of brokers and dealers, and the negotiation of brokerage commission rates and dealer spreads, by the reliability and quality of the services, including primarily the availability and value of research information and, to a lesser extent, statistical assistance furnished to the Adviser of the Fund and their value and expected contribution to the performance of the Fund. It is not possible to place a dollar value on information and services to be received from brokers and dealers, since it is only supplementary to the research efforts of the Adviser. The receipt of research information is not expected to reduce significantly the expenses of the Adviser. The research information and statistical assistance furnished by brokers and dealers may benefit the Life Company or other advisory clients of the Adviser, and, conversely, brokerage commissions and spreads paid by other advisory clients of the Adviser may result in research information and statistical assistance beneficial to the Fund. The Fund will not make commitments to allocate portfolio transactions upon any prescribed basis. While the Adviser's officers will be primarily responsible for the allocation of the Fund's brokerage business, their policies and practices in this regard must be consistent with the foregoing and will at all times be subject to review by the Trustees. For the fiscal years ended on February 28, 1999, February 29, 2000 and February 28, 2001, the Fund paid negotiated brokerage commissions in the amount of $4,453, $24,719 and $105,035, respectively.


As permitted by Section 28(e) of the Securities Exchange Act of 1934, the Fund may pay a broker which provides brokerage and research services to the Fund an amount of disclosed commission in excess of the commission which another broker would have charged for effecting that transaction. This practice is subject to a good faith determination by the Trustees that such commission is reasonable in light of the services provided and to such policies as the Trustees may adopt from time to time. For the fiscal year ended February 28, 2001, the Fund did not pay commissions as compensation to any brokers for research services such as industry, economic and company reviews and evaluations of securities.

The Adviser's indirect parent, the Life Company, is the indirect sole shareholder of Signator Investors, Inc., a broker-dealer (until January 1, 1999, John Hancock Distributors, Inc.) ("Signator" or "Affiliated Broker"). Pursuant to procedures determined by the Trustees and consistent with the above policy of obtaining best net results, the Fund may execute portfolio transactions with or through the Affiliated Broker. During the fiscal years ended February 28, 1999, February 29, 2000 and February 28, 2001, the Fund did not execute any portfolio transactions with the Affiliated Broker.


Signator may act as broker for the Fund on exchange transactions, subject, however, to the general policy of the Fund set forth above and the procedures adopted by the Trustees pursuant to the Investment Company Act. Commissions paid to an Affiliated Broker must be at least as favorable as those which the Trustees believe to be contemporaneously charged by other brokers in connection with comparable transactions involving similar securities being purchased or sold. A transaction would not be placed with an Affiliated Broker if the Fund would have to pay a commission rate less favorable than the Affiliated Broker's contemporaneous charges for comparable transactions for its other most favored, but unaffiliated, customers, except for accounts for which the Affiliated Broker acts as clearing broker for another brokerage firm, and any customers of the Affiliated Broker not comparable to the Fund as determined by a majority of the Trustees who are not "interested persons" (as defined in the Investment Company
Act) of the Fund, the Adviser or the Affiliated Broker. Because the Adviser, which is affiliated with the Affiliated Broker, has, as an investment adviser to the Fund, the obligation to provide investment management services, which include elements of research and related investment skills, such research and related skills will not be used by the Affiliated Broker as a basis for negotiating commissions at a rate higher than that determined in accordance with the above criteria.

Other investment advisory clients advised by the Adviser may also invest in the same securities as the Fund. When these clients buy or sell the same securities at substantially the same time, the Adviser may average the transactions as to price and allocate the amount of available investments in a manner which the Adviser believes to be equitable to each client, including the Fund. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtainable for it. On the other hand, to the extent permitted by law, the Adviser may aggregate securities to be sold or purchased for the Fund with those to be sold or purchased for other clients managed by it in order to obtain best execution.

For purchases of equity securities, when a complete order is not filled, a partial allocation will be made to each account pro rata based on the order size. For high demand issues (for example, initial public offerings), shares will be allocated pro rata by account size as well as on the basis of account objective, account size ( a small account's allocation may be increased to provide it with a meaningful position), and the account's other holdings. In addition, an account's allocation may be increased if that account's portfolio manager was responsible for generating the investment idea or the portfolio manager intends to buy more shares in the secondary market. For fixed income accounts, generally securities will be allocated when appropriate among accounts based on account size, except if the accounts have different objectives or if an account is too small to get a meaningful allocation. For new issues, when a complete order is not filled, a partial allocation will be made to each account pro rata based on the order size. However, if a partial allocation is too small to be meaningful, it may be reallocated based on such factors as account objectives, duration benchmarks and credit and sector exposure. For example, value funds will likely not participate in initial public offerings as frequently as growth funds. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtainable for it. On the other hand, to the extent permitted by law, the Adviser may aggregate securities to be sold or purchased for the Fund with those to be sold or purchased for other clients managed by it in order to obtain best execution.

TRANSFER AGENT SERVICES


John Hancock Signature Services, Inc., 1 John Hancock Way, Suite 1000, Boston, MA 02217-1000, a wholly owned indirect subsidiary of the Life Company, is the transfer and dividend paying agent for the Fund. The Fund pays Signature Services an annual fee of $20.00 for each Class A shareholder account and $22.50 for each Class B shareholder account and $21.50 for each Class C shareholder account. For Class A, B and C shares, the Fund also pays certain out-of-pocket expenses. These expenses are charged to the Fund by account, aggregated and allocated to each class on the basis of their relative net asset values. The Fund pays Signature Services an annual fee of 0.05% of average daily net assets attributable to Class I shares plus certain out-of-pocket expenses


CUSTODY OF PORTFOLIO

Portfolio securities of the Fund are held pursuant to a custodian agreement between the Fund and Investors Bank & Trust Company, 200 Clarendon Street, Boston, Massachusetts 02116. Under the custodian agreement, Investors Bank & Trust Company performs custody, portfolio and fund accounting services.

INDEPENDENT AUDITORS

The independent auditors of the Funds are Deloitte & Touche LLP, 200 Berkeley Street, Boston, Massachusetts 02116. Deloitte & Touche LLP audits and renders opinions on the Funds' annual financial statements and reviews the Funds' annual Federal income tax returns.

APPENDIX A

MORE ABOUT RISK

A fund's risk profile is largely defined by the fund's primary securities and investment practices. You may find the most concise description of the fund's risk profile in the prospectus.

A fund is permitted to utilize -- within limits established by the trustees -- certain other securities and investment practices that have higher risks and opportunities associated with them. To the extent that the Fund utilizes these securities or practices, its overall performance may be affected, either positively or negatively. On the following pages are brief definitions of certain associated risks with them with examples of related securities and investment practices included in brackets. See the "Investment Objective and Policies" and "Investment Restrictions" sections of this Statement of Additional Information for a description of this Fund's investment policies. The Fund follows certain policies that may reduce these risks.

As with any mutual fund, there is no guarantee that the Fund will earn income or show a positive return over any period of time -- days, months or years.

TYPES OF INVESTMENT RISK

Correlation risk The risk that changes in the value of a hedging instrument will not match those of the asset being hedged (hedging is the use of one investment to offset the effects of another investment). Incomplete correlation can result in unanticipated risks. (e.g., short sales, financial futures and options; securities and index options, currency contracts).

Credit risk The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. (e.g., borrowing; reverse repurchase agreements, repurchase agreements, securities lending, non-investment-grade securities, financial futures and options; securities and index options).

Currency risk The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses. (e.g., foreign equities, financial futures and options; securities and index options, currency contracts).

Information risk The risk that key information about a security or market is inaccurate or unavailable. (e.g., non-investment-grade securities, foreign equities).

Interest rate risk The risk of market losses attributable to changes in interest rates. With fixed-rate securities, a rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. (e.g., non-investment-grade securities, financial futures and options; securities and index options).

Leverage risk Associated with securities or practices (such as borrowing) that multiply small index or market movements into large changes in value. (e.g., borrowing; reverse repurchase agreements, when-issued securities and forward commitments).

o Hedged When a derivative (a security whose value is based on another security or index) is used as a hedge against an opposite position that the fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. (e.g., short sales, financial futures and options securities and index options; currency contracts).

o Speculative To the extent that a derivative is not used as a hedge, the fund is directly exposed to the risks of that derivative. Gains or losses from speculative positions in a derivative may be substantially greater than the derivative's original cost. (e.g., short sales, financial futures and options securities and index options; currency contracts).

o Liquidity risk The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like. The seller may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on fund management or performance. (e.g., non-investment-grand securities, short sales, restricted and illiquid securities, financial futures and options securities and index options; currency contracts).

Management risk The risk that a strategy used by a fund's management may fail to produce the intended result. Common to all mutual funds.

Market risk The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Common to all stocks and bonds and the mutual funds that invest in them. (e.g., short sales, short-term trading, when-issued securities and forward commitments, non-investment-grade securities, foreign equities, financial futures and options; securities and index options restricted and illiquid securities).

Natural event risk The risk of losses attributable to natural disasters, crop failures and similar events. (e.g., foreign equities).

Opportunity risk The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments. (e.g., short sales, when-issued securities and forward commitments; financial futures and options; securities and index options, currency contracts).

Political risk The risk of losses attributable to government or political actions, from changes in tax or trade statutes to governmental collapse and war.(e.g., foreign equities).

Valuation risk The risk that a fund has valued certain of its securities at a higher price than it can sell them for. (e.g., non-investment-grade securities, restricted and illiquid securities).

APPENDIX B

Moody's describes its lower ratings for corporate bonds as follows:

Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Bonds which are rated Ca represented obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

S&P describes its lower ratings for corporate bonds as follows:

Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Debt rated BB, B, CCC, or CC is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Moody's describes its three highest ratings for commercial paper as follows:

Issuers rated P-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. P-1 repayment capacity will normally be evidenced by the following characteristics: (1) leading market positions in well-established industries; (2) high rates of return on funds employed; (3) conservative capitalization structures with moderate reliance on debt and ample asset protections; (4) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (5) well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated P- (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated P-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

S&P describes its three highest ratings for commercial paper as follows:

A-1. This designation indicated that the degree of safety regarding timely payment is very strong.

A-2. Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated A-1.

A-3. Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

FINANCIAL STATEMENTS

The financial statements listed below are included in the Fund's 2001 Annual Report to Shareholder's for the year ended February 28, 2001 (filed electronically on April 30, 2001, accession number 0000928816-01-500082) and are included in and incorporated by reference into Part B of the Registration Statement for John Hancock Core Growth Fund (file nos. 33-86102 and 811-8852).

John Hancock Institutional Series Trust
   John Hancock Core Growth Fund

   Statement of Assets and Liabilities as of February 28, 2001.
   Statement of Operations for the year ended of February 28, 2001. Statement of Changes in Net Asset for each of the two years in the period ended February 28, 2001.
   Financial Highlights for each of the five years in the period ended
    February 28, 2001.
   Schedule of Investments as of February 28, 2001.
   Notes to Financial Statements.
   Report of Independent Auditors.

John Hancock
Core
Growth
Fund

ANNUAL
REPORT

2.28.01

[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS."]



[A photo of Maureen R. Ford, Vice Chairman and Chief Executive Officer, flush left next to first paragraph.]

WELCOME

Table of Contents

Your fund
at a glance
page 1

Managers' report
page 2

Fund's investments
page 8

Financial statements
page 12

For your information
page 29

Dear Fellow Shareholders,

The stock market brought investors back to earth in 2000 after a run of nine consecutive years of positive stock-market results. The first two months of 2001 have been equally sobering. Investors have grown increasingly worried about the slowing economy and declining corporate earnings. High-priced growth stocks have been the hardest hit. Technology stocks, which got pounded in 2000, went into another free fall in February, sending the NASDAQ Composite Index down 54% by the end of February from its near high a year ago. While the broad stock market has remained volatile, and in negative territory year-to-date, bonds have done well in response to falling interest rates.

The year 2001 finds us with lingering uncertainties, a new U.S.
president and new possibilities. Questions remain about how successful the Federal Reserve will be in preventing a recession. Even though the Fed remains a key force impacting financial markets, we are also watching Washington, D.C. as President George W. Bush attempts to enact tax cuts.

As always, we will continue to update you on these developments and anything that specifically relates to your fund and its performance. In fact, this newly designed shareholder report is our latest offering in that regard, and is part of our ongoing effort to better serve our shareholders.

Based on your feedback, we set out to create a more inviting report that you could easily navigate and that would provide you with more information on your fund. In addition to the new overall look, there are several prominent changes, including a table of contents, additional charts and a new summary page opposite this one. The most obvious difference is the report's size. By changing it to a standard mailing format we hope to deliver it to you in an even more timely fashion.

These twice-yearly shareholder reports are your best way to better understand your fund and what has been driving its performance. We encourage you to read them, and hope that our new and improved version will make the task easier and more meaningful.

Sincerely,

/S/ MAUREEN R. FORD

Maureen R. Ford,
Vice Chairman and Chief Executive Officer



YOUR FUND
AT A GLANCE

The Fund seeks
above-average
total return by
investing in large-
capitalization
stocks with high
potential earnings
growth.


Over the last twelve months

* Investors fled growth stocks, especially technology and telecommunications names.

* The Fund's high stake in technology hurt near-term performance.

* Health-care and financial stocks were positive contributors to returns, as their more reasonable prices and consistent earnings growth attracted investors.


[Bar chart with heading "John Hancock Core Growth Fund." Under the heading is a note that reads "Fund performance for the year ended
February 28, 2001." The chart is scaled in increments of 10% with -30%
at the bottom and 0% at the top. The first bar represents the -26.26% total return for Class A. The second bar represents the -26.86% total return for Class B. The third bar represents the -26.81% total return for Class C. The fourth bar represents the -25.96 total return for Class I. A note below the chart reads "Total returns for the Fund are at net asset value with all distributions reinvested."]


Top 10 holdings

7.7%   General Electric
6.8%   Pfizer
5.3%   Microsoft
4.8%   Intel
4.0%   Cisco Systems
3.8%   AOL Time Warner
3.3%   International Business Machines
2.7%   Merck
2.4%   EMC
2.0%   Wal-Mart Stores

As a percentage of net assets on February 28, 2001.



BY COREEN KRAYSLER FOR THE PORTFOLIO MANAGEMENT TEAM

John Hancock
Core Growth Fund

MANAGERS'
REPORT

Volatility rocked the stock market throughout the past year, displacing high-flying growth stocks from their leadership positions. Rising interest rates early on, then a marked slowdown in economic growth, plus higher energy prices, conflict in the Middle East and rolling blackouts in California all fueled a flight to safety. Defensive stocks with steady earnings growth, especially in the financial, health-care and utilities sectors, benefited. Technology and telecommunications growth stocks, by contrast, took it on the chin. Technology stocks, which tumbled severely last spring, declined sharply again during the third quarter as personal computer (PC) and semiconductor sales slowed. Telecommunications stocks also fell as competition increased and financing tightened. By the fourth quarter, a clear-cut downturn in economic growth was crimping the earnings outlooks for all growth stocks. Although the Federal Reserve lowered interest rates early in the New Year, the market -- particularly growth sectors -- remained in a slump.

"Volatility rocked the stock
 market throughout the
 past year, displacing high-
 flying growth stocks from
 their leadership positions."

PERFORMANCE REVIEW

The Russell 1000 Growth Index -- which is 50% in technology stocks -- returned -31.12% for the year ended February 28, 2001. John Hancock
Core Growth Fund maintained its disciplined strategy of mirroring the Index's industry diversification, while focusing on inexpensive stocks with strong earnings growth prospects. The Fund's Class A, Class B, Class C, and Class I shares returned -26.26%, -26.86%, -26.81%, and
 -25.96%, respectively, at net asset value, during the same period. The average large-cap growth fund, by comparison, returned -29.22%, according to Lipper, Inc.1 Keep in mind that your net asset value return will differ from the Fund's if you were not invested for the exact same period and did not reinvest all distributions. See pages six and seven for historical performance information.

TECHNOLOGY DISAPPOINTMENTS

Most of the Fund's losses during the period came from our heavy investment in technology stocks, many of which plunged 50% or more during the period as earnings growth slowed. Our largest technology names were Intel, which makes the Pentium chips for PCs, and Cisco Systems, the dominant network provider for Internet traffic. Both stocks took nosedives as near-term demand for their products weakened. The Fund had sizable stakes in other technology-related companies, including EMC, a data storage company, and Sun Microsystems, which makes workstations and servers. These stocks tumbled as demand softened. Even names that had earlier been top performers for the Fund took a beating. Among them were Lucent Technologies and Corning, both of which were hurt as the build-out of new high-speed fiber-optic networks slowed.

"Most of the Fund's
 losses during the period
 came from our heavy invest
 ment in technology
 stocks..."

HEALTH-CARE, FINANCIAL WINNERS

Gains in health care, which ended the period at 19% of the Fund's assets, offset some of our technology losses. Pharmaceutical stocks in particular did well as investors searched for companies that could grow earnings consistently even in an economic slowdown. Our top performer for the year period was Pfizer, a drug company with diverse products and high earnings growth rates that recently acquired Warner-Lambert (another strong performer for the Fund). We also owned Merck, which did well by beating earnings expectations, and Johnson & Johnson. Other winners included Allergan, a drug company that focuses on treatments for eye diseases, and Cardinal Health, which distributes drugs to nursing homes.

[Table at top left-hand side of page entitled "Top five standard industry classifications." The first listing is Computers 26%, the second is Medical 19%, the third Electronics 13%, the fourth Retail 9%, and the fifth Diversified operations 8%.]

Outside the health-care sector, we did well owning financial and business services names. In the financial sector, our biggest gainer was AXA Financial, a diversified financial services company that was acquired by its parent. Citigroup, with its unparalleled global franchise, and Lincoln National, a life insurance and asset management company, also rallied as investors flocked to the financial sector. In addition, transaction processors like SunGard Data Systems, First Data and Fiserv did exceptionally well. These are companies that have steady businesses from settling credit card or equities transactions.

[Pie chart at bottom of page with heading "Types of investments in the Fund As of February 28, 2001." The chart is divided into two sections
(from top to left): Common stocks 97% and Short-term investments & other 3%.]

BUYS AND SELLS

We made relatively few changes to the Fund during the period. We sold a couple of technology names whose prospects had weakened, including Lucent Technologies, which faced accounting problems; JD Uniphase, which competes with Cisco Systems but without the same clout; and Dell Computer, which we knew would be hurt by weak PC sales. We then added to our stakes in tech stocks like Microsoft and IBM, which have more reasonable expectations regarding their earnings as well as more favorable outlooks going forward. In addition, we took advantage of market weakness to boost our investment in AOL Time Warner, which we believe has strong synergies from merging their complementary businesses, and General Electric, which should benefit from cost savings and synergies related to the Honeywell acquisition. We also bought a few new names, including Kohl's, a discount retailer that is exceptionally well managed and has great expansion opportunities. In addition, we began nibbling on health-care stocks like Invitrogen, a company that makes products used in genomic research, and Lincare Holdings, a home oxygen therapy company with improved prospects under the new administration.

[Table at top of page entitled "SCORECARD." The header for the left column is "INVESTMENT" and the header for the right column is "RECENT PERFORMANCE...AND WHAT'S BEHIND THE NUMBERS." The first listing is Pfizer followed by an up arrow with the phrase "Acquisition of Warner-Lambert, strong new product line." The second listing is Yahoo! followed by a down arrow with the phrase "Declining advertising revenue, Internet downdraft." The third listing is Portal Software followed by a down arrow with the phrase "Slowdown in demand, customer bankruptcies."]

"We expect continued
 economic weakness along with
 market volatility in the next
 six months."

CAUTIOUS OUTLOOK

We expect continued economic weakness along with market volatility in the next six months. Slowing corporate and consumer demand continues to affect many sectors. In addition, many companies are cutting jobs, which will further slow spending. We expect the Fed to respond with more interest-rate decreases, which usually take at least six to nine months to work their way through the system and stimulate the economy. As investors begin to focus on the potential economic rebound, we believe that the stock market -- especially growth stocks -- will benefit.

This commentary reflects the views of the portfolio management team through the end of the Fund's period discussed in this report. Of course, the team's views are subject to change as market and other conditions warrant.

1 Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.



A LOOK AT
PERFORMANCE

For the period ending
February 28, 2001.

The index used for
comparison is the
Russell 1000
Growth Index, an
unmanaged capitalization-
weighted price-only
index, which is
comprised of 1,000
of the largest
capitalized
U.S.-domiciled
companies whose
common stock is
traded on the New
York Stock
Exchange. The
securities in this
index have a
greater-than-aver
age growth
orientation.

It is not possible to
invest directly in an
index. The returns
reflect past results
and should not be
considered indicative
of future performance.


                               Class A      Class B      Class C     Class I*        Index
Inception date                  7-1-99       7-1-99       7-1-99      10-2-95           --

Average annual returns with maximum sales charge (POP)
One year                       -29.94%      -30.45%      -28.26%      -25.96%       -31.12%
Five years                         --           --           --        13.70%        14.19%
Since inception                -14.84%      -14.88%      -13.29%       14.60%           --

Cumulative total returns with maximum sales charge (POP)
One year                       -29.94%      -30.45%      -28.26%      -25.96%       -31.12%
Five years                         --           --           --        90.05%        94.15%
Since inception                -23.45%      -23.51%      -21.11%      108.94%           --


Performance figures assume all distributions are reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 5% and Class C shares of 1%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares' CDSC declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. Sales charge is not applicable for Class I shares. The return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost. Index figures do not reflect sales charges and would be lower if they did.

The Fund's performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable. These reductions can be terminated in the future. See the prospectus for details.

* For certain institutional investors.



GROWTH OF
$250,000

This chart shows what happened to a hypothetical $250,000 investment of Class I* shares for the period indicated. For comparison, we've shown the same investment in the Russell 1000 Growth Index.

Line chart with the heading "GROWTH OF $250,000." Within the chart are two lines. The first line represents the Russell 1000 Growth Index and is equal to $534,060 as of February 28, 2001. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock Core Growth Fund, before sales charge, and is equal to $522,361 as of February 28, 2001.

                                    Class A      Class B      Class C
Inception date                       7-1-99       7-1-99       7-1-99
Without sales charge                 $8,056       $7,962       $7,967
With maximum sales charge            $7,655       $7,643       $7,888
Index                                $8,301       $8,301       $8,301

Assuming all distributions were reinvested for the period indicated, the chart above shows the value of a $10,000 investment in the Fund's Class A, Class B and Class C shares, as of February 28, 2001. Performance will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

* For certain institutional investors.



FUND'S
INVESTMENTS

Securities owned
by the Fund on
February 28,
2001.

This schedule is divided into two main categories: common stocks and short-term investments. Common stocks are further broken down by industry groups. Short-term investments, which represent the Fund's cash position, are listed last.

SHARES         ISSUER                                                                                           VALUE
COMMON STOCKS 97.17%                                                                                      $66.419,741
(Cost $78,609,673)

Advertising 0.98%                                                                                            $666,830
       2,600   Interpublic Group of Cos., Inc. (The)                                                           97,760
       7,200   Lamar Advertising Co.*                                                                         297,000
       3,000   Omnicom Group, Inc.                                                                            272,070

Banks -- United States 0.61%                                                                                  413,566
       2,700   Bank of New York Co., Inc. (The)                                                               139,806
      11,800   U.S. Bancorp                                                                                   273,760

Building  0.52%                                                                                               352,835
       8,500   Black & Decker Corp. (The)                                                                     352,835

Chemicals 0.34%                                                                                               231,920
       5,200   Praxair, Inc.                                                                                  231,920

Computers -- Services 2.10%                                                                                 1,437,396
      16,600   First Data Corp.                                                                             1,025,216
       7,400   SunGard Data Systems, Inc.*                                                                    412,180

Computers -- Software 9.56%                                                                                 6,534,459
       7,500   Adobe Systems, Inc.                                                                            217,969
      15,500   BEA Systems, Inc.*                                                                             594,813
      15,900   Cadence Design Systems, Inc.*                                                                  403,065
       6,300   Intuit, Inc.*                                                                                  259,087
      61,200   Microsoft Corp.*                                                                             3,610,800
      44,800   Oracle Corp.*                                                                                  851,200
       5,600   PeopleSoft, Inc.*                                                                              180,600
      10,900   Siebel Systems, Inc.*                                                                          416,925

Computers 14.12%                                                                                            9,654,207
       4,600   Brocade Communications Systems, Inc.*                                                          178,537
     114,800   Cisco Systems, Inc.*                                                                         2,719,325
      40,800   EMC Corp.*                                                                                   1,622,208
      22,700   International Business Machines Corp.                                                        2,267,730
       6,300   Juniper Networks, Inc.*                                                                        406,744
       5,800   Network Appliance, Inc.*                                                                       172,550
      12,200   Palm, Inc.*                                                                                    211,975
      55,400   Sun Microsystems, Inc.*                                                                      1,101,075
      15,000   VERITAS Software Corp.*                                                                        974,063

Diversified Operations 8.47%                                                                                5,792,515
     112,700   General Electric Co.                                                                         5,240,550
      10,100   Tyco International Ltd.                                                                        551,965

Electronics 13.38%                                                                                          9,143,046
      11,700   Altera Corp.*                                                                                  270,562
      13,100   American Power Conversion Corp.*                                                               159,656
       9,300   Analog Devices, Inc.*                                                                          346,890
       8,000   Applied Materials, Inc.*                                                                       338,000
     116,000   Intel Corp.                                                                                  3,313,250
      11,600   Jabil Circuit, Inc.*                                                                           260,768
       7,300   Lam Research Corp.*                                                                            156,950
      14,000   Linear Technology Corp.                                                                        554,750
      11,300   Maxim Integrated Products, Inc.*                                                               521,213
       6,300   Novellus Systems, Inc.*                                                                        243,337
       4,200   QLogic Corp.*                                                                                  156,975
      18,000   Sanmina Corp.*                                                                                 536,625
       6,600   Sawtek, Inc.*                                                                                  108,900
      28,500   Solectron Corp.*                                                                               776,625
       9,400   Tektronix, Inc.*                                                                               232,086
      16,600   Texas Instruments, Inc.                                                                        490,530
       5,600   Waters Corp.*                                                                                  368,816
       7,900   Xilinx, Inc.*                                                                                  307,113

Energy 0.31%                                                                                                  213,552
       4,800   Calpine Corp.*                                                                                 213,552

Fiber Optics 0.27%                                                                                            181,406
       2,700   CIENA Corp.*                                                                                   181,406

Finance 1.34%                                                                                                 919,121
      12,200   Citigroup, Inc.                                                                                599,996
       6,900   Concord EFS, Inc.*                                                                             319,125

Food 0.47%                                                                                                    318,843
      14,700   Sara Lee Corp.                                                                                 318,843

Instruments -- Scientific 0.42%                                                                               290,220
       4,200   Applera Corp. -- Applied Biosystems Group                                                      290,220

Insurance 2.02%                                                                                             1,380,697
      10,800   Hartford Financial Services Group, Inc. (The)                                                  689,580
      10,900   Lincoln National Corp.                                                                         478,183
       4,600   St. Paul Cos., Inc. (The)                                                                      212,934

Manufacturing 0.66%                                                                                           450,424
       7,100   Danaher Corp.                                                                                  450,424

Media 4.62%                                                                                                 3,159,860
      59,500   AOL Time Warner, Inc.*                                                                       2,619,785
      20,800   AT&T Corp. -- Liberty Media Group*                                                             305,760
       4,100   Clear Channel Communications, Inc.*                                                            234,315

Medical 19.17%                                                                                             13,100,184
       5,900   Allergan, Inc.                                                                                 513,005
      12,600   ALZA Corp.*                                                                                    498,330
      12,000   American Home Products Corp.                                                                   741,240
       6,500   Aviron*                                                                                        272,594
      16,600   Bristol-Myers Squibb Co.                                                                     1,052,606
       2,300   Cephalon, Inc.*                                                                                126,644
       3,600   CV Therapeutics, Inc.*                                                                         128,700
       4,100   Enzon, Inc.*                                                                                   260,606
       2,200   Invitrogen Corp.*                                                                              177,100
       4,800   Johnson & Johnson                                                                              467,184
       4,700   Lincare Holdings, Inc.*                                                                        277,006
       9,800   Medtronic, Inc.                                                                                501,564
      22,600   Merck & Co., Inc.                                                                            1,812,520
     104,000   Pfizer, Inc.                                                                                 4,680,000
      11,800   Pharmacia Corp.                                                                                610,060
      15,900   Schering-Plough Corp.                                                                          639,975
       3,800   Universal Health Services, Inc. (Class B)*                                                     341,050

Office 0.54%                                                                                                  371,000
       7,000   Avery Dennison Corp.                                                                           371,000

Oil & Gas 0.88%                                                                                               599,260
       2,300   El Paso Energy Corp.                                                                           161,690
       9,400   Noble Drilling Corp.*                                                                          437,570

Retail 8.83%                                                                                                6,037,015
       4,600   CVS Corp.                                                                                      280,600
      14,600   Family Dollar Stores, Inc.                                                                     383,396
       5,578   Home Depot, Inc. (The)                                                                         237,065
      16,700   Kohl's Corp.*                                                                                1,100,697
       8,100   Lowe's Cos., Inc.                                                                              452,628
      20,200   RadioShack Corp.                                                                               864,560
       7,900   Tiffany & Co.                                                                                  245,769
      11,800   TJX Cos., Inc.                                                                                 360,844
      16,900   Walgreen Co.                                                                                   749,008
      27,200   Wal-Mart Stores, Inc.                                                                        1,362,448

Telecommunications 6.69%                                                                                    4,575,585
      12,800   Broadwing, Inc.*                                                                               301,056
       6,200   Comverse Technology, Inc.*                                                                     464,613
      18,700   Corning, Inc.                                                                                  506,770
       6,100   EchoStar Communications Corp.*                                                                 159,362
      18,200   General Motors Corp. (Class H)*                                                                412,594
      12,500   QUALCOMM, Inc.*                                                                                685,156
      25,400   Qwest Communications International, Inc.*                                                      939,038
       9,000   Scientific-Atlanta, Inc.                                                                       422,100
      27,200   Sprint PCS*                                                                                    684,896

Utilities 0.87%                                                                                               595,800
       6,600   Duke Energy Corp.                                                                              268,950
       5,000   Exelon Corp.                                                                                   326,850

                                                                             INTEREST        PAR VALUE
ISSUER, DESCRIPTION                                                              RATE    (000s omitted)         VALUE
SHORT-TERM INVESTMENTS 0.01%                                                                                   $3,000
(Cost $3,000)

Joint Repurchase Agreement 0.01%
Investment in a joint repurchase agreement
  transaction with UBS Warburg, Inc. -- Dated
  02-28-01, due 03-01-01 (Secured by
  U.S. Treasury Bonds 7.25% thru 13.25%,
  due 11-15-09 thru 02-15-19) -- Note A                                          5.38%             $3           3,000

TOTAL INVESTMENTS 97.18%                                                                                  $66,422,741

OTHER ASSETS AND LIABILITIES, NET 2.82%                                                                    $1,929,789

TOTAL NET ASSETS 100.00%                                                                                  $68,352,530

* Non-income-producing security.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to
financial statements.




FINANCIAL STATEMENTS

ASSETS AND
LIABILITIES

February 28, 2001.

This Statement
of Assets and
Liabilities is the
Fund's balance
sheet. It shows
the value of
what the Fund
owns, is due
and owes. You'll
also find the
net asset value and
the maximum
offering price per
share.

ASSETS
Investments at value (cost $78,612,673)                           $66,422,741
Cash                                                                      849
Receivable for investments sold                                     2,042,211
Dividends and interest receivable                                      27,754
Other assets                                                            3,464

Total assets                                                       68,497,019

LIABILITIES
Payable for shares repurchased                                         38,531
Payable to affiliates                                                  74,083
Other payables and accrued expenses                                    31,875

Total liabilities                                                     144,489

NET ASSETS
Capital paid-in                                                    88,295,360
Accumulated net realized loss on investments                       (7,752,604)
Net unrealized depreciation of investments                        (12,189,932)
Accumulated net investment loss                                          (294)

Net assets                                                        $68,352,530

NET ASSET VALUE PER SHARE
Based on net asset values and shares outstanding
Class A ($40,054,925 [DIV] 2,792,209 shares)                           $14.35
Class B ($23,748,257 [DIV] 1,674,385 shares)                           $14.18
Class C ($1,817,177 [DIV] 128,068 shares)                              $14.19
Class I ($2,732,171 [DIV] 189,309 shares)                              $14.43

MAXIMUM OFFERING PRICE PER SHARE
Class A-1 ($14.35 [DIV] 95.0%)                                         $15.11
Class C ($14.19 [DIV] 99.0%)                                           $14.33

1 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

See notes to
financial statements.



OPERATIONS

For the year ended
February 28, 2001.

This Statement
of Operations
summarizes the
Fund's investment
income earned and
expenses incurred
in operating the
Fund. It also shows
net gains (losses)
for the period stated.

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $158)                 $319,179
Interest (including income on securities loaned of $3,433)             97,686

Total investment income                                               416,865

EXPENSES
Investment management fee                                             568,631
Class A distribution and service fee                                  100,672
Class B distribution and service fee                                  286,188
Class C distribution and service fee                                   17,070
Transfer agent fee                                                    186,567
Custodian fee                                                          47,116
Registration and filing fees                                           25,985
Auditing fee                                                           18,950
Printing                                                               16,937
Accounting and legal services fee                                      13,590
Miscellaneous                                                           4,405
Trustees' fees                                                          2,948
Interest expense                                                        2,259
Organizational expense                                                  1,018
Legal fees                                                                717

Total expenses                                                      1,293,053
Less expense reductions                                               (62,511)

Net expenses                                                        1,230,542

Net investment loss                                                  (813,677)

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized loss on investments                                   (6,132,232)
Change in net unrealized appreciation (depreciation)
  on investments                                                  (17,794,404)

Net realized and unrealized loss                                  (23,926,636)

Decrease in net assets from operations                           ($24,740,313)

See notes to
financial statements.



CHANGES IN
NET ASSETS

This Statement of
Changes in Net
Assets shows how
the value of the
Fund's net assets
has changed since
the end of the
previous period. The
difference reflects
earnings less
expenses,
any investment
gains and losses,
distributions
and any increase or
decrease in
money shareholders
invested in the
Fund.

                                                      YEAR             YEAR
                                                     ENDED            ENDED
                                                   2-29-00          2-28-01

INCREASE (DECREASE) IN NET ASSETS
From operations

Net investment loss                              ($104,658)       ($813,677)
Net realized gain (loss)                           768,558       (6,132,232)
Change in net unrealized
  appreciation (depreciation)                    3,946,942      (17,794,404)
Increase (decrease) in net assets
  resulting from operations                      4,610,842      (24,740,313)

Distributions to shareholders
From net realized gain
  on investments sold
Class A                                             (8,052)        (668,487)
Class B                                            (10,306)        (515,655)
Class C                                               (394)         (34,612)
Class I                                           (449,026)         (89,326)
                                                  (467,778)      (1,308,080)

From fund share transactions                    40,985,257       41,418,025

NET ASSETS
Beginning of period                              7,854,577       52,982,898

End of period 1                                $52,982,898      $68,352,530

1 Includes accumulated net investment loss of $89 and $294, respectively.

See notes to
financial statements.


FINANCIAL
HIGHLIGHTS

CLASS A SHARES

The Financial Highlights show how the Fund's net asset value for a share has changed since the end of the previous period.

PERIOD ENDED                                  2-29-00 1   2-28-01
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                         $18.14      $19.80
Net investment loss 2                          (0.05)      (0.18)
Net realized and unrealized
  gain (loss) on investments                    1.73       (4.95)

Total from investment operations                1.68       (5.13)

Less distributions
from net realized gain                         (0.02)      (0.32)

Net asset value, end of period                $19.80      $14.35

Total return 3,4 (%)                            9.25 5    (26.26)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                  $21         $40
Ratio of expenses
  to average net assets (%)                     1.25 6      1.49
Ratio of adjusted expenses
  to average net assets 7,8 (%)                 1.63 6      1.58
Ratio of net investment loss
  to average net assets (%)                    (0.39)6     (0.91)
Portfolio turnover (%)                            72         115

See notes to
financial statements.




FINANCIAL
HIGHLIGHTS

CLASS B SHARES

PERIOD ENDED                                  2-29-00 1   2-28-01
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                         $18.14      $19.73
Net investment loss 2                          (0.13)      (0.31)
Net realized and unrealized
  gain (loss) on investments                    1.74       (4.92)

Total from investment operations                1.61       (5.23)

Less distributions
from net realized gain                         (0.02)      (0.32)

Net asset value, end of period                $19.73      $14.18

Total return 3,4 (%)                            8.86 5    (26.86)


RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                  $23         $23
Ratio of expenses
  to average net assets (%)                     1.95 6      2.19
Ratio of adjusted expenses
  to average net assets 7,8 (%)                 2.33 6      2.28
Ratio of net investment loss
  to average net assets (%)                    (1.09)6     (1.60)
Portfolio turnover (%)                            72         115

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

CLASS C SHARES

PERIOD ENDED                                 2-29-00 1   2-28-01
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                         $18.14      $19.73
Net investment loss 2                          (0.13)      (0.31)
Net realized and unrealized
  gain (loss) on investments                    1.74       (4.91)

Total from investment operations                1.61       (5.22)

Less distributions
from net realized gain                         (0.02)      (0.32)

Net asset value, end of period                $19.73      $14.19

Total return 3,4 (%)                            8.86 5    (26.81)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                 $0.9          $2
Ratio of expenses
  to average net assets (%)                     1.95 6      2.19
Ratio of adjusted expenses
  to average net assets 7,8 (%)                 2.33 6      2.28
Ratio of net investment loss
  to average net assets (%)                    (1.09)6     (1.61)
Portfolio turnover (%)                            72         115

See notes to
financial statements.


FINANCIAL
HIGHLIGHTS

CLASS I SHARES 9

PERIOD ENDED                                 2-28-97     2-28-98     2-28-99     2-29-00     2-28-01
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                          $9.29      $11.01      $14.88      $17.65      $19.83
Net investment income (loss) 2                  0.05        0.04        0.01       (0.01)      (0.07)
Net realized and unrealized
  gain (loss) on investments                    2.16        4.34        3.40        3.31       (5.01)

Total from investment operations                2.21        4.38        3.41        3.30       (5.08)

Less distributions
from net investment income                     (0.04)      (0.03)      (0.02)         --          --
in excess of net investment income                --          --          -- 10       --          --
from net realized gain                         (0.45)      (0.48)      (0.62)      (1.12)      (0.32)

Total distributions                            (0.49)      (0.51)      (0.64)      (1.12)      (0.32)

Net asset value, end of period                $11.01      $14.88      $17.65      $19.83      $14.43

Total return 3,4 (%)                           24.19       40.52       22.92       19.67      (25.96)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                 $0.9          $5          $8          $9          $3
Ratio of expenses
  to average net assets (%)                     0.95        0.95        0.95        0.95        0.95
Ratio of adjusted expenses
  to average net assets 7,8 (%)                 7.74        3.52        1.98        1.33        1.04
Ratio of net investment income
  (loss) to average net assets (%)              0.49        0.34        0.06       (0.06)      (0.35)
Portfolio turnover (%)                           142          91          54          72         115

 1 Class A, Class B and Class C shares began operations on July 1, 1999.
   Class I shares began operations on October 2, 1995.

 2 Based on the average of the shares outstanding at the end of each month.

 3 Assumes dividend reinvestment and does not reflect the effect of sales charges.

 4 The total returns would have been lower had certain expenses not been reduced during the periods shown.

 5 Not annualized.

 6 Annualized.

 7 Does not take into consideration expense reductions during the periods shown.

 8 Adjusted expenses as a percentage of average net assets are expected to decrease as the net assets of the Fund grow.

 9 Effective July 1, 1999, existing shares of the Fund were designated
   Class I shares.

10 Less than $0.01 per share.

See notes to
financial statements.



NOTES TO
STATEMENTS

NOTE A
Accounting policies

John Hancock Core Growth Fund ("the Fund") is a diversified series of John Hancock Institutional Series Trust (the "Trust"), an open-end management investment company, registered under the Investment Company Act of 1940. The investment objective of the Fund is to seek above-average total return by investing in large-capitalization stocks with high potential earnings growth.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B, Class C and Class I shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting policies of the Fund are as follows:

Valuation of investments

Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value.

Joint repurchase agreement

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis. Capital gains realized on some foreign securities are subject to foreign taxes, which are accrued as applicable.

Class allocations

Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

Expenses

The majority of the expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

Organization expenses

Expenses incurred in connection with the organization of the Fund have been capitalized and are being charged to the Fund's operations ratably over a five-year period that began with the commencement of the investment operations of the Fund.

Bank borrowings

The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a syndicated line of credit agreement with various banks. This agreement enables the Fund to participate with other funds managed by the Adviser in an unsecured line of credit with banks, which permit borrowings up to $500 million, collectively. Interest is charged to each fund, based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit and is allocated among the participating funds. The average daily loan balance during the year for which loans were outstanding amounted to $4,581,000. The weighted average interest rate was 6.00%. Interest expense includes $2,259 paid under the line of credit. There was no outstanding borrowing under the line of credit on February 28, 2001.

Securities lending

The Fund may lend its securities to certain qualified brokers who pay the Fund negotiated lender fees. These fees are included in interest income. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral, should the borrower of the securities fail financially. There were no securities loaned as of February 28, 2001.

Federal income taxes

The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income which is distributed to shareholders. Therefore, no federal income tax provision is required. Additionally, net capital losses of $5,934,974 attributable to security transactions occurring after October 31, 2000 are treated as arising on the first day (March 1, 2001) of the Fund's next taxable year.

Dividends, interest and distributions

Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records all dividends and distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Dividends paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

NOTE B
Management fee and
transactions with
affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a monthly management fee to the Adviser equivalent, on an annual basis, to the sum of: (a) 0.80% of the first $500,000,000 of the Fund's average daily net asset value and (b) 0.75% of the Fund's average daily net asset value in excess of $500,000,000.

The Fund and the Adviser have a subadvisory contract with Independence Investment LLC ("IIL," formerly Independence Investment Associates, Inc.) IIL is a wholly owned indirect subsidiary of John Hancock Life Insurance Company ("JHLICo"). The Fund is not responsible for payment of subadviser's fees.

The Adviser has agreed to limit the Fund's expenses (excluding 12b-1 fee and the transfer agent fee) to 0.90% of the Fund's average daily net asset at least until June 30, 2001. Accordingly, the reduction in the Fund's expenses amounted to $62,511 for the year ended February 28, 2001. The Adviser reserves the right to terminate this limitation in the future.

The Fund has Distribution Plans with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. The Fund has adopted Distribution Plans with respect to Class A, Class B and Class C pursuant to Rule 12b-1 under the Investment Company Act of 1940 to reimburse JH Funds for the services it provides as distributor of shares of the Fund. Accordingly, the Fund makes payments to JH Funds at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B and Class C average daily net assets, to reimburse JH Funds for its distribution and service costs. A maximum of 0.25% of such payments may be service fees as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

Class A and Class C shares are assessed up-front sales charges. During the year ended February 28, 2001, JH Funds received net up-front sales charges of $519,459 with regard to sales of Class A shares. Of this amount, $36,155 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $348,882 was paid as sales commissions to unrelated broker-dealers and $134,422 was paid as sales commissions to sales personnel of Signator Investors, Inc. ("Signator Investors"), a related broker-dealer. The Adviser's indirect parent, JHLICo, is the indirect sole shareholder of Signator Investors. During the year ended February 28, 2001, JH Funds received net up-front sales charges of $35,973 with regard to sales of Class C shares. Of this amount, $30,971 was paid as sales commissions to unrelated broker-dealers and $5,002 was paid as sales commissions to sales personnel of Signator Investors.

Class B shares which are redeemed within six years of purchase are subject to a contingent deferred sales charge ("CDSC") at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares which are redeemed within one year of purchase will be subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution-related services to the Fund in connection with the sale of Class B and Class C shares. For the year ended February 28, 2001, CDSCs received by JH Funds amounted to $94,654 for Class B shares and $497 for Class C shares.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. ("Signature Services"), an indirect subsidiary of JHLICo. The Fund paid Signature Services a monthly transfer agent fee equivalent, on an annual basis, to 0.05% of its average daily net assets, through June 30, 2000. Effective July 1, 2000, Class A, Class B and Class C shares pay monthly transfer agent fees based on the number of shareholder accounts for Class A, Class B and Class C shares, plus certain out-of-pocket expenses. For Class I shares, the Fund pays Signature Services a monthly transfer agent fee equivalent, on an annual basis, to 0.05% of the average daily net assets attributable to Class I shares.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the year was at an annual rate of less than 0.02% of the average net assets of the Fund.

Mr. Stephen L. Brown and Ms. Maureen R. Ford are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

NOTE C
Investment
transactions

Purchases and proceeds from sales of securities, other than short-term securities and obligations of the U.S. government, during the year ended February 28, 2001, aggregated $116,636,573 and $78,760,870, respectively.

The cost of investments owned at February 28, 2001 (including short-term investments) for federal income tax purposes was $80,402,155. Gross unrealized appreciation and depreciation of investments aggregated $4,723,991 and $18,703,405, respectively, resulting in net unrealized depreciation of $13,979,414.

NOTE D
Fund share transactions

The listing illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value. The Fund has an unlimited number of shares authorized with no par value.


                                    YEAR ENDED 2-29-00                  YEAR ENDED 2-28-01
                              SHARES            AMOUNT            SHARES            AMOUNT
CLASS A SHARES 1
Sold                       1,519,350       $28,037,749         4,170,090       $78,607,221
Distributions
reinvested                       616            11,717            35,641           656,530
Repurchased                 (468,286)       (8,668,556)       (2,465,202)      (45,602,022)

Net increase               1,051,680       $19,380,910         1,740,529       $33,661,729

CLASS B SHARES 1
Sold                       1,278,590       $23,451,319           923,333       $18,569,923
Distributions
reinvested                       614            11,341            22,936           418,902
Repurchased                 (127,150)       (2,412,874)         (423,938)       (8,285,894)
Net increase               1,152,054       $21,049,786           522,331       $10,702,931

CLASS C SHARES 1
Sold                          48,989          $896,165           112,707        $2,276,333
Distributions
reinvested                        29               552             1,834            33,680
Repurchased                   (2,653)          (50,979)          (32,838)         (649,067)

Net increase                  46,365          $845,738            81,703        $1,660,946

CLASS I SHARES
Sold                         177,003        $3,265,932           170,572        $3,426,290
Distributions
reinvested                    26,179           449,001             4,818            89,090
Repurchased                 (218,474)       (4,006,110)         (415,813)       (8,122,961)

Net decrease                 (15,292)        ($291,177)         (240,423)      ($4,607,581)

NET INCREASE               2,234,807       $40,985,257         2,104,140       $41,418,025


1 Class A, Class B and Class C shares commenced operations on July 1, 1999.

NOTE E
Reclassification of
accounts

During the year ended February 28, 2001, the Fund has reclassified amounts to reflect an increase in net realized loss on investments of $607,512, a decrease in accumulated net investment loss of $813,472 and a decrease in capital paid-in of $205,960. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary differences, as of February 28, 2001. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to certain differences in computation of distributable income and capital gains under federal tax rules versus generally accepted accounting principles and the Fund's use of the tax accounting practice known as equalization. The calculation of net investment income
(loss) per share in the financial highlights excludes these adjustments.



AUDITORS'
REPORT

Report of Deloitte
& Touche LLP,
Independent
Auditors

To the Board of Trustees and Shareholders,

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of John Hancock Core Growth Fund (the "Fund") as of February 28, 2001, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at February 28, 2001 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund at February 28, 2001, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Boston, Massachusetts
March 30, 2001



TAX
INFORMATION

Unaudited.

For federal income tax purposes, the following information is furnished with respect to the taxable distributions of the Fund for the fiscal year ended February 28, 2001.

The Fund has designated distributions to shareholders of $519,416 as a long-term capital gain dividend. These amounts were reported on the 2000 U.S. Treasury Department form 1099-DIV.

With respect to the ordinary dividends paid by the Fund for the fiscal year ended February 28, 2001, 84.64% of the dividends qualify for the corporate dividends received deduction.



FOR YOUR
INFORMATION

TRUSTEES
Stephen L. Brown
James F. Carlin*
William H. Cunningham
Ronald R. Dion
Maureen R. Ford
Charles L. Ladner
Steven R. Pruchansky*
Lt. Gen. Norman H. Smith,  USMC (Ret.)
John P. Toolan*

*Members of the Audit Committee

OFFICERS
Stephen L. Brown
Chairman
Maureen R. Ford
Vice Chairman, President
and Chief Executive Officer
William L. Braman
Executive Vice President
and Chief Investment Officer
Richard A. Brown
Senior Vice President and Chief Financial Officer
Susan S. Newton
Senior Vice President and Secretary
James J. Stokowski
Vice President and Treasurer
Thomas H. Connors
Vice President and Compliance Officer

INVESTMENT ADVISER
John Hancock Advisers, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

SUBADVISER
Independence Investment Associates, Inc.
53 State Street
Boston, Massachusetts 02109

PRINCIPAL DISTRIBUTOR
John Hancock Funds, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

CUSTODIAN
Investors Bank & Trust Company
200 Clarendon Street
Boston, Massachusetts 02116

TRANSFER AGENT
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, Massachusetts 02217-1000

LEGAL COUNSEL
Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803

INDEPENDENT AUDITORS
Deloitte & Touche LLP
200 Berkeley Street
Boston, Massachusetts 02116


HOW TO
CONTACT US

On the Internet                   www.jhfunds.com

By Regular Mail                   John Hancock Signature Services, Inc.
                                  1 John Hancock Way, Suite 1000
                                  Boston, MA 02217-1000

By Express Mail                   John Hancock Signature Services, Inc.
                                  Attn: Mutual Fund Image Operations
                                  529 Main Street
                                  Charlestown, MA 02129

Customer Service Representatives  1-800-225-5291

24-hour Automated Information     1-800-338-8080

TDD Line                          1-800-544-6713



[A 1 1/2" x 1/2" John Hancock (Signature) logo in upper left hand corner. A tag line below reads "JOHN HANCOCK FUNDS."]

101 Huntington Avenue
Boston, MA 02199-7603

1-800-225-5291
1-800-544-6713 (TDD)
1-800-338-8080 EASI-Line

www.jhfunds.com


This report is for the information of the shareholders of the John Hancock Core Growth Fund. It is not authorized for distribution to prospective investors unless it is preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.

7900A  2/01
       4/01

John Hancock
Core
Value
Fund

ANNUAL
REPORT

2.28.01

[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS."]



[A photo of Maureen R. Ford, Vice Chairman and Chief Executive Officer, flush left next to first paragraph.]

WELCOME

Table of Contents

Your fund
at a glance
page 1

Managers' report
page 2

Fund's investments
page 8

Financial statements
page 13

For your information
page 29

Dear Fellow Shareholders,

The stock market brought investors back to earth in 2000 after a run of nine consecutive years of positive stock-market results. The first two months of 2001 have been equally sobering. Investors have grown increasingly worried about the slowing economy and declining corporate earnings. High-priced growth stocks have been the hardest hit. Technology stocks, which got pounded in 2000, went into another free fall in February, sending the NASDAQ Composite Index down 54% by the end of February from its near high a year ago. While the broad stock market has remained volatile, and in negative territory year-to-date, bonds have done well in response to falling interest rates.

The year 2001 finds us with lingering uncertainties, a new U.S.
president and new possibilities. Questions remain about how successful the Federal Reserve will be in preventing a recession. Even though the Fed remains a key force impacting financial markets, we are also watching Washington, D.C. as President George W. Bush attempts to enact tax cuts.

As always, we will continue to update you on these developments and anything that specifically relates to your fund and its performance. In fact, this newly designed shareholder report is our latest offering in that regard, and is part of our ongoing effort to better serve our shareholders.

Based on your feedback, we set out to create a more inviting report that you could easily navigate and that would provide you with more information on your fund. In addition to the new overall look, there are several prominent changes, including a table of contents, additional charts and a new summary page opposite this one. The most obvious difference is the report's size. By changing it to a standard mailing format we hope to deliver it to you in an even more timely fashion.

These twice-yearly shareholder reports are your best way to better understand your fund and what has been driving its performance. We encourage you to read them, and hope that our new and improved version will make the task easier and more meaningful.

Sincerely,

/S/ MAUREEN R. FORD

Maureen R. Ford,
Vice Chairman and Chief Executive Officer



YOUR FUND
AT A GLANCE

The Fund seeks
above-average
total return
through
investments
in large-
capitalization
stocks that
appear relatively
undervalued.


Over the last twelve months

* Value stocks rallied as investors looked for safe havens amid increased market volatility.

* The Fund's utility, pharmaceutical and financial stocks helped boost performance.

* The Fund shifted toward more defensive names in the fall in expectation of an economic downturn.


[Bar chart with heading "John Hancock Core Value Fund." Under the heading is a note that reads "Fund performance for the year ended February 28, 2001." The chart is scaled in increments of 10% with 0% at the bottom and 20% at the top. The first bar represents the 20.02% total return for Class A. The second bar represents the 19.02% total return for Class B. The third bar represents the 18.98% total return for Class
C. The fourth bar represents the 20.46% total return for Class I. A note below the chart reads "Total returns for the Fund are at net asset value with all distributions reinvested."]


Top 10 holdings

4.4%   ExxonMobil
4.2%   Citigroup
2.5%   Fannie Mae
2.4%   SBC Communications
2.3%   Philip Morris
2.3%   Verizon Communications
2.1%   American International Group
2.1%   Johnson & Johnson
2.0%   Merck
1.6%   Bank of America

As a percentage of net assets on February 28, 2001.



BY JOHN C. FORELLI FOR THE PORTFOLIO MANAGEMENT TEAM

John Hancock
Core Value Fund

MANAGERS'
REPORT

While most areas of the stock market tumbled over the past year, value stocks enjoyed a rebound that began last spring when high-priced technology growth stocks fell from favor. Concerns about rising interest rates and slowing economic growth sent investors searching for stocks with reasonable prices, consistent earnings growth and achievable earnings expectations. As investors moved into safer-haven names, traditional value sectors like utilities, industrials, financials, health care and energy benefited. In the fall, signs that the economy was slowing faster than expected led to a broad downturn in the market. While growth sectors fell sharply, most value stocks held steady. In an effort to restore consumer confidence and revive economic growth, the Federal Reserve cut short-term interest rates early in the New Year, briefly buoying the hopes of investors. But growing concerns that companies would have difficulty meeting earnings expectations kept pressure on the market. For the year ended February 28, 2001, the Russell 1000 Value Index returned 16.63%, compared to a -31.12% return for the Russell 1000 Growth Index and a -8.19% return for the Standard
& Poor's 500 Index.

"...value stocks enjoyed a
 rebound that began last
 spring when high-priced
 technology growth
 stocks fell from favor."

PERFORMANCE REVIEW

In this environment, John Hancock Core Value Fund benefited from a diversified strategy and strong stock selection that targeted cheap names with improving prospects. For the year ended February 28, 2001, the Fund's Class A, Class B, Class C and Class I shares returned 20.02%, 19.02%, 18.98% and 20.46%, respectively, at net asset value. By comparison, the average multi-cap value fund returned 18.78%, according to Lipper, Inc.1 Keep in mind that your net asset value return will differ from these results if you were not invested for the exact same period and did not reinvest all distributions. For historical performance information, please see pages six and seven.

STRONG STOCK PICKING

The Fund gained ground from owning top-performing stocks in the utility sector such as Duke Energy, an electric utility company that gained over 80% for the period as investors began recognizing the value of its unregulated assets. In the health-care sector, Baxter International, which previously sold off its non core businesses to focus on its core blood and dialysis product businesses, did exceptionally well. Large diversified drug companies like Merck and Abbott Laboratories also charged ahead as earnings beat expectations. About 26% of the Fund's assets were in financials, which rallied as interest rates stabilized and then headed down. Among our best picks were AXA Financial, a diversified financial services company that was bought during the period by its parent; Washington Mutual, a solid banking and thrift company on the West Coast; and Fannie Mae, which benefited as lower interest rates stimulated mortgage activity. FleetBoston Financial and Citigroup also continued to produce steady returns. Other strong performers included El Paso Energy Corp., a leading natural gas company that benefited from rising gas prices, as well as quintessential defensive names like tobacco giant Philip Morris and energy leader ExxonMobil.

"Sprint, WorldCom and
 AT&T were among our
 worst performers for
 the year..."

TELECOM AND TECHNOLOGY DISAPPOINTMENTS

Sprint, WorldCom and AT&T were among our worst performers for the year as competition and pricing pressures increased for long distance services. We sold all three stocks, starting in the fourth quarter. Our focus shifted toward telephone companies with strong local presences, including SBC Communications in the Southwest, Qwest Communications International in the West and Verizon Communications on the East Coast. We believe these companies will benefit from expanding their businesses to include long distance services. In the technology area, we managed to sidestep some of the carnage by focusing on transaction-processing companies like First Data, SunGard Data Systems and Fiserv. All did well, thanks to steady business and consistent earnings growth. Unfortunately, we also owned names like Motorola and Hewlett-Packard, which suffered as demand for their products weakened during the second half of the period.

[Table at top left-hand side of page entitled "Top five standard industry classifications." The first listing is Finance 11%, the second is Medical 9%, the third Telecommunications 9%, the fourth
Oil & gas 8%, and the fifth Insurance 8%.]

[Pie chart at bottom of page with heading "Types of investments in the Fund As of February 28, 2001." The chart is divided into two sections (from top to left): Domestic common stocks 97% and Short-term investments 3%.]

BUYS AND SELLS

We repositioned the Fund for an economic downturn starting last fall. In the financial area, we cut or sold our stakes in companies like J.P. Morgan Chase, Merrill Lynch and Stilwell Financial, all of which have businesses that are closely tied to the capital markets. We expect the stock market's slowdown to make it tougher for companies like these to meet earnings expectations. In their place, we bought insurance companies like American International Group and St. Paul that are more likely to generate steady earnings growth. We also eliminated several pharmaceutical names whose stock prices had had strong runs, including Alza, American Home Products and Pharmacia. In their place, we added to our stakes in more defensive names that should do well in a slower growth environment. Among our additions were consumer noncyclicals like Sara Lee and Kimberly-Clark, as well as capital goods companies like General Electric and Tyco International.

[Table at top of page entitled "SCORECARD." The header for the left column is "INVESTMENT" and the header for the right column is "RECENT PERFORMANCE...AND WHAT'S BEHIND THE NUMBERS." The first listing is Fannie Mae followed by an up arrow with the phrase "Lower interest rates stimulate refinancing activity." The second listing is First Data followed by an up arrow with the phrase "Rapid growth overseas in Western Union subsidiary." The third listing is Stilwell Financial followed by a down arrow with the phrase "Eroding prospects at growth money manager subsidiary."]

VALUE STOCK ADVANTAGE

Going forward, we expect the economy to weaken further as both consumer and corporate spending slows. The Federal Reserve will most likely respond by aggressively lowering interest rates. No one knows how long it will take for these rate cuts to work their way through the system and revive the economy. Given this uncertainty, we expect the stock market to remain volatile near term. In this environment, we believe defensive value stocks remain attractive. Their prices are still more reasonable than those of most technology stocks, even at current levels. Plus, many value stocks are economically sensitive, which means they will participate positively in any kind of economic recovery.

"In this environment, we
 believe defensive value
 stocks remain attractive."

This commentary reflects the views of the portfolio management team through the end of the Fund's period discussed in this report. Of course, the team's views are subject to change as market and other conditions warrant.

1 Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.



A LOOK AT
PERFORMANCE

For the period ending
February 28, 2001.

The index used for
comparison is the
Russell 1000 Value
Index, an unmanaged
index, which measures
the performance of
those Russell 1000
companies with lower
price-to-book ratios
and higher forecasted
growth values.

It is not possible to
invest directly in an
index. The returns
reflect past results and
should not be consid
ered indicative of
future performance.

                               Class A      Class B      Class C     Class I*        Index
Inception date                 10-2-95       7-1-99       7-1-99       7-1-99           --

Average annual returns with maximum sales charge (POP)
One year                        14.05%       14.02%       16.78%       20.46%        16.63%
Five years                      13.19%          --           --           --         15.46%
Since inception                 14.61%       -4.65%       -2.90%       -1.26%           --

Cumulative total returns with maximum sales charge (POP)
One year                        14.05%       14.02%       16.78%       20.46%        16.63%
Five years                      85.80%          --           --           --        105.18%
Since inception                109.03%       -7.62%       -4.77%       -2.08%           --

Performance figures assume all distributions are reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 5% and Class C shares of 1%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares' CDSC declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. Sales charge is not applicable for Class I shares. The return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost. Index figures do not reflect sales charges and would be lower if they did.

The Fund's performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable. These reductions can be terminated in the future. See the prospectus for details.

* For certain institutional investors.



GROWTH OF
$10,000

This chart shows what happened to a hypothetical $10,000 investment of Class A shares for the period indicated. For comparison, we've shown the same investment in the Russell 1000 Value Index.

Line chart with the heading "GROWTH OF $10,000." Within the chart are three lines. The first line represents the Russell 1000 Value Index and is equal to $22,732 as of February 28, 2001. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock Core Value Fund, before sales charge, and is equal to $22,010 as of February 28, 2001. The third line represents the same hypothetical investment made in the John Hancock Core Value Fund, after sales charge, and is equal to $20,903 as of February 28, 2001.

                                    Class B      Class C     Class I*
Inception date                       7-1-99       7-1-99       7-1-99
Without sales charge                 $9,618       $9,615     $244,801
With maximum sales charge            $9,234       $9,519           --
Index                                $9,933       $9,933     $248,318

Assuming all distributions were reinvested for the period indicated, the chart above shows the value of a $10,000 investment in the Fund's Class B and Class C shares, and a $250,000 investment in the Fund's Class I shares, as of February 28, 2001. Performance will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

* For certain institutional investors.



FUND'S
INVESTMENTS

Securities owned
by the Fund on
February 28, 2001.

This schedule is divided into two main categories: common stocks and short-term investments. Common stocks are further broken down by industry groups. Short-term investments, which represent the Fund's cash position, are listed last.

SHARES                        ISSUER                                         VALUE
COMMON STOCKS 97.33%                                                     $29,639,184
(Cost $27,045,842)

Advertising 0.94%                                                           $285,354
3,400                         Lamar Advertising Co.*                         140,250
1,600                         Omnicom Group, Inc.                            145,104

Aerospace 2.38%                                                              725,109
3,500                         Boeing Co. (The)                               217,700
2,300                         General Dynamics Corp.                         156,814
4,500                         United Technologies Corp.                      350,595

Automobile / Trucks 2.02%                                                    615,717
13,700                        Ford Motor Co.                                 380,997
16,300                        Visteon Corp.                                  234,720

Banks -- United States 7.24%                                               2,203,701
9,900                         Bank of America Corp.                          494,505
7,800                         Bank of New York Co., Inc. (The)               403,884
3,300                         Comerica, Inc.                                 210,045
11,400                        FleetBoston Financial Corp.                    470,250
4,700                         Mellon Financial Corp.                         217,657
9,000                         U.S. Bancorp                                   208,800
4,000                         Wells Fargo & Co.                              198,560

Beverages 1.44%                                                              439,922
4,900                         Anheuser-Busch Cos., Inc.                      214,130
4,900                         PepsiCo, Inc.                                  225,792

Building 1.75%                                                               534,095
4,100                         Black & Decker Corp. (The)                     170,191
1,900                         Centex Corp.                                    78,204
3,000                         Danaher Corp.                                  190,320
3,800                         Sherwin-Williams Co.                            95,380

Chemicals 2.95%                                                              898,342
5,000                         Air Products & Chemicals, Inc.                 202,750
5,500                         Dow Chemical Co.                               180,455
4,300                         Du Pont (E.I.) de Nemours & Co.                187,867
2,200                         Eastman Chemical Co.                           113,190
4,800                         Praxair, Inc.                                  214,080

Computers 3.53%                                                            1,075,121
4,700                         Cadence Design Systems, Inc.*                  119,145
2,000                         DST Systems, Inc.*                             122,000
7,600                         First Data Corp.                               469,376
2,200                         International Business Machines Corp.          219,780
2,600                         SunGard Data Systems, Inc.*                    144,820

Cosmetics & Personal Care 0.47%                                              144,364
3,400                         Avon Products, Inc.                            144,364

Diversified Operations 2.42%                                                 736,986
2,800                         Honeywell International, Inc.                  130,788
2,300                         Minnesota Mining & Manufacturing Co.           259,325
2,600                         Parker-Hannifin Corp.                          111,878
4,300                         Tyco International Ltd.                        234,995

Electronics 1.36%                                                            413,825
5,700                         Motorola, Inc.                                  86,469
3,700                         Sanmina Corp.*                                 110,306
5,700                         Solectron Corp.*                               155,325
2,500                         Tektronix, Inc.*                                61,725

Finance 10.56%                                                             3,215,046
26,100                        Citigroup, Inc.                              1,283,598
9,600                         Fannie Mae                                     765,120
8,500                         General Electric Co.                           395,250
5,500                         J.P. Morgan Chase & Co.                        256,630
2,600                         Stilwell Financial, Inc.*                       82,940
8,400                         Washington Mutual, Inc.                        431,508

Food 1.71%                                                                   519,965
7,600                         Archer-Daniels-Midland Co.                     114,380
10,800                        ConAgra, Inc.                                  212,544
8,900                         Sara Lee Corp.                                 193,041

Insurance 8.18%                                                            2,491,775
6,200                         Allstate Corp. (The)                           247,132
7,800                         American International Group, Inc.             638,040
2,500                         Chubb Corp. (The)                              179,375
600                           CIGNA Corp.                                     65,802
6,800                         Hartford Financial Services Group, Inc. (The)  434,180
7,100                         Lincoln National Corp.                         311,477
1,200                         Marsh & McLennan Cos., Inc.                    128,400
1,600                         PartnerRe Ltd. (United Kingdom)                 84,496
6,900                         St. Paul Cos., Inc. (The)                      319,401
2,400                         Torchmark Corp.                                 83,472

Leisure 1.14%                                                                346,640
11,200                        Disney (Walt) Co. (The)                        346,640

Machinery 0.59%                                                              179,095
1,700                         Caterpillar, Inc.                               70,720
2,500                         Ingersoll-Rand Co.                             108,375

Media 3.11%                                                                  948,456
28,300                        AT&T Corp. -- Liberty Media Corp. (Class A)*   416,010
3,000                         Clear Channel Communications, Inc.*            171,450
1,900                         Gannett Co., Inc.                              125,666
4,735                         Viacom, Inc. (Class B)*                        235,330

Medical 8.75%                                                              2,663,732
7,500                         Abbott Laboratories                            367,425
3,300                         Baxter International, Inc.                     303,897
3,300                         Bristol-Myers Squibb Co.                       209,253
6,400                         Johnson & Johnson                              622,912
2,400                         Lincare Holdings, Inc.*                        141,450
7,700                         Merck & Co., Inc.                              617,540
1,600                         Tenet Healthcare Corp.*                         73,808
3,800                         Trigon Healthcare, Inc.*                       228,722
1,100                         Universal Health Services, Inc. (Class B)       98,725

Metal 1.36%                                                                  413,552
9,300                         AK Steel Holding Corp.                          88,629
6,800                         Alcoa, Inc.                                    243,168
8,300                         Worthington Industries, Inc.                    81,755

Office 0.56%                                                                 169,600
3,200                         Avery Dennison Corp.                           169,600

Oil & Gas 8.30%                                                            2,527,832
1,100                         Apache Corp.                                    64,570
4,300                         Baker Hughes, Inc.                             168,560
3,300                         Chevron Corp.                                  282,678
3,300                         Conoco Inc. (Class A)*                          93,225
3,800                         El Paso Energy Corp.                           267,140
16,500                        Exxon Mobil Corp.                            1,337,325
2,000                         Kerr-McGee Corp.                               129,280
6,700                         USX -- Marathon Group                          185,054

Paper & Paper Products 1.13%                                                 343,200
4,800                         Kimberly-Clark Corp.                           343,200

Printing -- Commercial 0.25%                                                  77,090
2,600                         Donnelley (R.R.) & Sons                         77,090

Retail 5.08%                                                               1,546,481
3,400                         Brinker International, Inc.*                   100,504
3,700                         CVS Corp.                                      225,700
4,800                         Family Dollar Stores, Inc.                     126,048
2,600                         Kohl's Corp.*                                  171,366
4,700                         Limited, Inc. (The)                             82,955
2,300                         Lowe's Cos., Inc.                              128,524
6,700                         RadioShack Corp.                               286,760
2,400                         Safeway, Inc.*                                 130,344
6,000                         TJX Cos., Inc.                                 183,480
2,500                         Walgreen Co.                                   110,800

Soap & Cleaning Preparations 0.79%                                           239,700
3,400                         Procter & Gamble Co. (The)                     239,700

Telecommunications 8.74%                                                   2,662,929
3,700                         AT&T Wireless Group*                            77,737
10,000                        BellSouth Corp.                                419,600
5,900                         Broadwing, Inc.*                               138,768
6,500                         General Motors Corp. (Class H)*                147,355
9,200                         Qwest Communications International, Inc.*      340,124
15,300                        SBC Communications, Inc.                       729,810
1,300                         Telephone and Data Systems, Inc.               121,485
13,900                        Verizon Communications                         688,050

Tobacco 2.33%                                                                708,246
14,700                        Philip Morris Cos., Inc.                       708,246

Transportation 1.17%                                                         357,001
5,400                         Burlington Northern Santa Fe Corp.             162,054
1,900                         FedEx Corp.*                                    77,767
6,300                         Southwest Airlines Co.                         117,180

Utilities 7.08%                                                            2,156,308
2,900                         Allegheny Energy, Inc.                         137,605
4,000                         Constellation Energy Group, Inc.               170,800
3,800                         Dominion Resources, Inc.                       249,128
7,600                         Duke Energy Corp.                              309,700
1,800                         Dynegy, Inc. (Class A)                          84,600
5,400                         Exelon Corp.                                   352,998
3,600                         Mirant Corp. *                                  90,000
2,600                         Pinnacle West Capital Corp.                    120,770
8,700                         Reliant Energy, Inc.                           365,487
6,600                         Williams Cos., Inc. (The)                      275,220

                                                                            INTEREST        PAR VALUE
ISSUER, DESCRIPTION                                                             RATE    (000s omitted)         VALUE
SHORT-TERM INVESTMENTS 2.77%                                                                                $843,000
(Cost $843,000)

Joint Repurchase Agreement 2.77%
Investment in a joint repurchase agreement
  transaction with UBS Warburg, Inc. -- Dated
  02-28-01, due 03-01-01 (Secured by
  U.S. Treasury Bonds 7.25% thru 13.25%
  due 11-15-09 thru 02-15-19) -- Note A                                         5.38%           $843        $843,000

TOTAL INVESTMENTS 100.10%                                                                                $30,482,184

OTHER ASSETS AND LIABILITIES, NET (0.10%)                                                                   ($29,246)

TOTAL NET ASSETS 100.00%                                                                                 $30,452,938

* Non-income-producing security.

The percentages shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to
financial statements.




FINANCIAL STATEMENTS

ASSETS AND
LIABILITIES

February 28, 2001.

This Statement
of Assets and
Liabilities is the
Fund's balance
sheet. It shows
the value of
what the Fund
owns, is due
and owes. You'll
also find the
net asset value and
the maximum
offering price per
share.

ASSETS
Investments at value (cost $27,888,842)        $30,482,184
Cash                                                   346
Receivable for shares sold                           8,649
Dividends and interest receivable                   56,987
Other assets                                           954

Total assets                                    30,549,120

LIABILITIES
Payable for shares repurchased                      39,136
Payable to affiliates                               17,640
Other payables and accrued expenses                 39,406

Total liabilities                                   96,182

NET ASSETS
Capital paid-in                                 28,415,780
Accumulated net realized loss on investments      (571,295)
Net unrealized appreciation of investments       2,593,342
Undistributed net investment income                 15,111

Net assets                                     $30,452,938

NET ASSET VALUE PER SHARE
Based on net asset values and shares outstanding
Class A ($11,266,405 [DIV] 886,713 shares)          $12.71
Class B ($14,811,330 [DIV] 1,167,050 shares)        $12.69
Class C ($2,230,701 [DIV] 175,780 shares)           $12.69
Class I ($2,144,502 [DIV] 168,639 shares)           $12.72

MAXIMUM OFFERING PRICE PER SHARE
Class A 1 ($12.71 [DIV] 95.0%)                      $13.38
Class C ($12.69 [DIV] 99.0%)                        $12.82

1 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

See notes to
financial statements.



OPERATIONS

For the year ended
February 28, 2001.

This Statement
of Operations
summarizes the
Fund's investment
income earned and
expenses incurred
in operating the
Fund. It also shows
net gains (losses)
for the period stated.

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $93)         $500,818
Interest (including securities lending income of $335)        40,520

Total investment income                                      541,338

EXPENSES
Investment management fee                                    212,117
Class A distribution and service fee                          30,560
Class B distribution and service fee                         106,822
Class C distribution and service fee                          11,198
Transfer agent fee                                            54,951
Registration and filing fees                                  38,856
Custodian fee                                                 31,017
Auditing fee                                                  18,950
Printing                                                      12,608
Accounting and legal services fee                              5,064
Miscellaneous                                                  1,558
Organization expense                                           1,022
Trustees' fees                                                   974
Legal fees                                                       644
Interest expense                                                 244

Total expenses                                               526,585
Less expense reductions                                      (96,308)

Net expenses                                                 430,277

Net investment income                                        111,061

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized loss on investments sold                       (517,363)
Change in net unrealized appreciation (depreciation)
  of investments                                           4,528,761

Net realized and unrealized gain                           4,011,398

Increase in net assets from operations                    $4,122,459

See notes to
financial statements.



CHANGES IN
NET ASSETS

This Statement of
Changes in Net
Assets shows how
the value of the
Fund's net assets
has changed since
the end of the
previous period. The
difference reflects
earnings less
expenses,
any investment
gains and losses,
distributions
and any increase or
decrease in
money shareholders
invested in the
Fund.

                                                      YEAR             YEAR
                                                     ENDED            ENDED
                                                   2-29-00          2-28-01

INCREASE (DECREASE) IN NET ASSETS
From operations

Net investment income                             $111,434         $111,061

Net realized gain (loss)                           533,950         (517,363)
Change in net unrealized
  appreciation (depreciation)                   (2,969,929)       4,528,761
Increase (decrease) in net assets
  resulting from operations                     (2,324,545)       4,122,459

Distributions to shareholders
From net investment income
Class A                                            (74,593)         (74,887)
Class B                                             (8,743)          (4,857)
Class C                                               (270)            (157)
Class I                                             (3,333)         (52,569)
From net realized gain
Class A                                           (435,361)         (20,026)
Class B                                            (54,266)         (26,828)
Class C                                             (1,677)          (3,088)
Class I                                             (4,252)         (10,427)
                                                  (582,495)        (192,839)

From fund share transactions                    16,193,047        6,552,580

NET ASSETS
Beginning of period                              6,684,731       19,970,738

End of period 1                                $19,970,738      $30,452,938

1 Includes undistributed net investment income of $36,324 and of $15,111, respectively.

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

CLASS A SHARES 1

The Financial Highlights show how the Fund's net asset value for a share has changed since the end of the previous period.

PERIOD ENDED                                 2-28-97     2-28-98     2-28-99     2-29-00     2-28-01
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                          $9.47      $10.88      $13.93      $12.36      $10.70
Net investment income 2                         0.23        0.21        0.15        0.13        0.10
Net realized and unrealized
  gain (loss) on investments                    1.77        3.33        1.23       (1.01)       2.04

Total from investment operations                2.00        3.54        1.38       (0.88)       2.14

Distributions to shareholders
From net investment income                     (0.19)      (0.13)      (0.18)      (0.08)      (0.10)
From net realized gain                         (0.40)      (0.36)      (2.77)      (0.70)      (0.03)
                                               (0.59)      (0.49)      (2.95)      (0.78)      (0.13)

Net asset value, end of period                $10.88      $13.93      $12.36      $10.70      $12.71

Total return 3,4 (%)                           21.36       32.97        9.87       (8.08)      20.02

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                   $1          $8          $7         $12         $11
Ratio of expenses
  to average net assets (%)                     0.95        0.95        0.95        0.95        1.30
Ratio of adjusted expenses
  to average net assets 5,6 (%)                 6.39        1.90        1.88        1.89        1.62
Ratio of net investment income
  to average net assets (%)                     2.26        1.60        1.03        1.09        0.79
Portfolio turnover (%)                            66         119          61          76         131

See notes to
financial statements.




FINANCIAL
HIGHLIGHTS

CLASS B SHARES

PERIOD ENDED                                 2-29-00 7   2-28-01
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                         $13.35      $10.69
Net investment income (loss) 2                  0.02       (0.01)
Net realized and unrealized
  gain (loss) on investments                   (2.56)       2.05

Total from investment operations               (2.54)       2.04

Distributions to shareholders
From net investment income                     (0.02)      (0.01)
From net realized gain                         (0.10)      (0.03)
                                               (0.12)      (0.04)
Net asset value, end of period                $10.69       12.69

Total return 3,4 (%)                          (19.19) 8    19.02

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                   $8         $15
Ratio of expenses
  to average net assets (%)                     1.95 9      2.09
Ratio of adjusted expenses
  to average net assets 5,6 (%)                 2.59 9      2.41
Ratio of net investment income (loss)
  to average net assets (%)                     0.19 9     (0.05)
Portfolio turnover (%)                            76         131

See notes to
financial statements.




FINANCIAL
HIGHLIGHTS

CLASS C SHARES

PERIOD ENDED                                 2-29-00 7   2-28-01
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                         $13.35      $10.69
Net investment income (loss) 2                  0.02       (0.01)
Net realized and unrealized
  gain (loss) on investments                   (2.56)       2.04

Total from investment operations               (2.54)       2.03

Distributions to shareholders
From net investment income                     (0.02)         -- 10
From net realized gain                         (0.10)      (0.03)
                                               (0.12)      (0.03)

Net asset value, end of period                $10.69      $12.69

Total return 3,4 (%)                          (19.19) 8    18.98

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                 $0.2          $2
Ratio of expenses
  to average net assets (%)                     1.95 9      2.18
Ratio of adjusted expenses
  to average net assets 5,6 (%)                 2.59 9      2.50
Ratio of net investment income (loss)
  to average net assets (%)                     0.21 9     (0.16)
Portfolio turnover (%)                            76         131

See notes to
financial statements.




FINANCIAL
HIGHLIGHTS

CLASS I SHARES

PERIOD ENDED                                 2-29-00 7   2-28-01
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                         $13.35      $10.70
Net investment income 2                         0.09        0.12
Net realized and unrealized
  gain (loss) on investments                   (2.56)       2.07

Total from investment operations               (2.47)       2.19

Distributions to shareholders
From net investment income                     (0.08)      (0.14)
From net realized gain                         (0.10)      (0.03)
                                               (0.18)      (0.17)

Net asset value, end of period                $10.70      $12.72

Total return 3,4 (%)                          (18.71) 8    20.46

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                 $0.7          $2
Ratio of expenses
  to average net assets (%)                     0.95 9      0.95
Ratio of adjusted expenses
  to average net assets 5,6 (%)                 1.59 9      1.27
Ratio of net investment income
  to average net assets (%)                     1.09 9      0.97
Portfolio turnover (%)                            76         131

 1 Effective July 1, 1999, existing shares of the Fund were designated
   Class A shares. The Fund, which had previously only been sold to institutional investors, also became available for sale to individual investors.

 2 Based on the average of the shares outstanding at the end of each month.

 3 Assumes dividend reinvestment and does not reflect the effect of sales charges.

 4 The total returns would have been lower had certain expenses not been reduced during the periods shown.

 5 Does not take into consideration expense reductions during the periods shown.

 6 Adjusted expenses as a percentage of average net assets are expected to decrease as the net assets of the Fund grow.

 7 Class B, Class C and Class I shares began operations on July 1, 1999.

 8 Not annualized.

 9 Annualized.

10 Less than $0.01.

See notes to
financial statements.




NOTES TO
STATEMENTS

NOTE A
Accounting policies

John Hancock Core Value Fund ("the Fund") is a diversified series of John Hancock Institutional Series Trust, an open-end management investment company, registered under the Investment Company Act of 1940. The investment objective of the Fund is to seek above-average total return through investments in large-capitalization stocks that appear largely undervalued.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B, Class C and Class I shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting policies of the Fund are as follows:

Valuation of investments

Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value.

Joint repurchase agreement

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis. Capital gains realized on some foreign securities are subject to foreign taxes, which are accrued as applicable.

Class allocations

Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

Expenses

The majority of the expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

Organization expense

Expenses incurred in connection with the organization of the Fund have been capitalized and are being charged to the Fund's operations ratably over a five-year period that began with the commencement of the investment operations of the Fund.

Bank borrowings

The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a syndicated line of credit agreement with various banks. This agreement enables the Fund to participate with other funds managed by the Adviser in an unsecured line of credit with banks, which permit borrowings up to $500 million, collectively. Interest is charged to each fund, based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit and is allocated among the participating funds. The Fund had no borrowing activity under the line of credit during the year ended February 28, 2001.

Securities lending

The Fund may lend its securities to certain qualified brokers who pay the Fund negotiated lender fees. These fees are included in interest income. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral, should the borrower of the securities fail financially. There were no securities loaned as of February 28, 2001.

Federal income taxes

The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income which is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $86,884 of capital loss carryforwards available, to the extent provided by regulations, to offset future net realized capital gains. To the extent such carryforwards are used by the Fund, no capital gain distributions will be made. The carryfor wards expire on February 28, 2009. Additionally, net capital losses of $321,608 attributable to security transactions incurred after October 31, 2000 are treated as arising on the first day (March 1, 2001) of the Fund's next taxable year.

Dividends, interest and distributions

Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records all dividends and distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Dividends paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

NOTE B
Management fee and
transactions with
affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a monthly management fee to the Adviser equivalent, on an annual basis, to the sum of: (a) 0.80% of the first $500,000,000 of the Fund's average daily net asset value and (b) 0.75% of the Fund's average daily net asset value in excess of $500,000,000.

The Fund and the Adviser have a subadvisory contract with Independence Investment LLC ("IIL," formerly Independence Investment Associates, Inc.) IIL is a wholly owned indirect subsidiary of John Hancock Life Insurance Company ("JHLICo"). The Fund is not responsible for payment of subadviser's fees.

The Adviser has agreed to limit the Fund's expenses (excluding 12b-1 fee and the transfer agent fee) to 0.90% of the Fund's average daily net assets at least until June 30, 2001. Accordingly, the reduction in the Fund's expenses amounted to $84,228 for the year ended February 28, 2001. The Adviser reserves the right to terminate this limitation in the future.

The Fund has Distribution Plans with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. The Fund has adopted Distribution Plans with respect to Class A, Class B and Class C pursuant to Rule 12b-1 under the Investment Company Act of 1940 to reimburse JH Funds for the services it provides as distributor of shares of the Fund. Accordingly, the Fund makes payments to JH Funds at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B and Class C average daily net assets, to reimburse JH Funds for its distribution and service costs. JH Funds agreed not to impose the Fund's Class A 12b-1 fee until July 1, 2000. Accordingly, the reduction in the distribution and service fee amounted to $12,080 for the year ended February 28, 2001. This limitation was terminated on July 1, 2000. A maximum of 0.25% of distribution and service fee payments may be service fees as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

Class A and Class C shares are assessed up-front sales charges. During the year ended February 28, 2001, JH Funds received net up-front sales charges of $71,320 with regard to sales of Class A shares. Of this amount, $7,999 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $52,688 was paid as sales commissions to unrelated broker-dealers and $10,633 was paid as sales commissions to sales personnel of Signator Investors, Inc. ("Signator Investors"), a related broker-dealer. The Adviser's indirect parent, JHLICo, is the indirect sole shareholder of Signator Investors. During the year ended February 28, 2001, JH Funds received net up-front sales charges of $21,380 with regard to sales of Class C shares. Of this amount, $19,646 was paid as sales commissions to unrelated broker-dealers and $1,734 was paid as sales commissions to sales personnel of Signator Investors.

Class B shares which are redeemed within six years of purchase are subject to a contingent deferred sales charge ("CDSC") at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares which are redeemed within one year of purchase will be subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution related services to the Fund in connection with the sale of Class B and Class C shares. For the year ended February 28, 2001, CDSCs received by JH Funds amounted to $31,518 for Class B shares and $798 for Class C shares.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. ("Signature Services"), an indirect subsidiary of JHLICo. The Fund paid Signature Services a monthly transfer agent fee equivalent, on an annual basis, to 0.05% of its average daily net assets, through June 30, 2000. Effective July 1, 2000, Class A, Class B and Class C shares pay monthly transfer agent fees based on the number of shareholder accounts for Class A, Class B and Class C shares, plus certain out-of-pocket expenses. For Class I shares, the Fund pays Signature Services a monthly transfer agent fee equivalent, on an annual basis, to 0.05% of the average daily net assets attributable to Class I shares.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the year was at an annual rate of less than 0.02% of the average net assets of the Fund.

Mr. Stephen L. Brown and Ms. Maureen R. Ford are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

NOTE C
Investment
transactions

Purchases and proceeds from sales of securities, other than short-term securities and obligations of the U.S. government, during the year ended February 28, 2001, aggregated $39,712,657 and $33,865,159, respectively.

The cost of investments owned at February 28, 2001 for federal income tax purposes was $28,051,645. Gross unrealized appreciation and depreciation of investments aggregated $3,739,301 and $1,308,762, respectively, resulting in net unrealized appreciation of $2,430,539.

NOTE D
Fund share transactions

The listing illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value. The Fund has an unlimited number of shares authorized with no par value.

                                    YEAR ENDED 2-29-00                  YEAR ENDED 2-28-01
                              SHARES            AMOUNT            SHARES            AMOUNT
CLASS A SHARES
Sold                         983,090       $11,856,359           969,558       $11,902,659
Distributions
reinvested                    39,669           510,527             6,795            86,275
Repurchased                 (488,368)       (5,886,379)       (1,164,788)      (14,110,468)

Net increase
(decrease)                   534,391        $6,480,507          (188,435)      ($2,121,534)

CLASS B SHARES 1
Sold                         795,287        $9,680,255           831,628       $10,273,196
Distributions
reinvested                     4,377            49,054             2,251            28,477
Repurchased                  (94,215)       (1,095,387)         (372,278)       (4,562,772)

Net increase                 705,449        $8,633,922           461,601        $5,738,901

CLASS C SHARES 1
Sold                          32,121          $391,553           181,694        $2,251,192
Distributions
reinvested                       120             1,264               217             2,761
Repurchased                   (8,107)          (91,269)          (30,265)         (374,467)
Net increase                  24,134          $301,548           151,646        $1,879,486

CLASS I SHARES 1
Sold                          62,785          $783,431           515,685        $6,276,886
Distributions
reinvested                       603             7,855             4,964            62,996
Repurchased                   (1,163)          (14,216)         (414,235)       (5,284,155)

Net increase                  62,225          $777,070           106,414        $1,055,727

NET INCREASE               1,326,199       $16,193,047           531,226        $6,552,580

1 Class B, Class C and Class I shares commenced operations on July 1, 1999.



NOTE E
Reclassification
of accounts

During the year ended February 28, 2001, the Fund has reclassified amounts to reflect a decrease in net realized loss on investments of $140, an increase in undistributed net investment income of $196 and a decrease in capital paid-in of $336. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary difference, as of February 28, 2001. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to certain differences in computation of distributable income and capital gains under federal tax rules versus generally accepted accounting principles and the Fund's use of the tax accounting practice known as equalization. The calculation of net investment income
(loss) per share in the financial highlights excludes these adjustments.



AUDITORS'
REPORT

Report of Deloitte
& Touche LLP,
Independent
Auditors

To the Board of Trustees and Shareholders,

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of John Hancock Core Value Fund (the "Fund") as of February 28, 2001, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at February 28, 2001 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund at February 28, 2001, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
March 30, 2001



TAX
INFORMATION

Unaudited.

For federal income tax purposes, the following information is furnished with respect to the taxable distributions of the Fund for the fiscal year ended February 28, 2001.

With respect to the ordinary dividends paid by the Fund for the fiscal year ended February 28, 2001, 100.00% of the dividends qualify for the corporate dividends received deduction.



FOR YOUR
INFORMATION

TRUSTEES
Stephen L. Brown
James F. Carlin*
William H. Cunningham
Ronald R. Dion
Maureen R. Ford
Charles L. Ladner
Steven R. Pruchansky*
Lt. Gen. Norman H. Smith,  USMC (Ret.)
John P. Toolan*

*Members of the Audit Committee

OFFICERS
Stephen L. Brown
Chairman
Maureen R. Ford
Vice Chairman, President
and Chief Executive Officer
William L. Braman
Executive Vice President
and Chief Investment Officer
Richard A. Brown
Senior Vice President
and Chief Financial Officer
Susan S. Newton
Senior Vice President and Secretary
James J. Stokowski
Vice President and Treasurer
Thomas H. Connors
Vice President and Compliance Officer

INVESTMENT ADVISER
John Hancock Advisers, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

SUBADVISER
Independence Investment Associates, Inc.
53 State Street
Boston, Massachusetts 02109

PRINCIPAL DISTRIBUTOR
John Hancock Funds, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

CUSTODIAN
Investors Bank & Trust Company
200 Clarendon Street
Boston, Massachusetts 02116

TRANSFER AGENT
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, Massachusetts 02217-1000

LEGAL COUNSEL
Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803

INDEPENDENT AUDITORS
Deloitte & Touche LLP
200 Berkeley Street
Boston, Massachusetts 02116


HOW TO
CONTACT US

On the Internet                   www.jhfunds.com

By Regular Mail                   John Hancock Signature Services, Inc.
                                  1 John Hancock Way, Suite 1000
                                  Boston, MA 02217-1000

By Express Mail                   John Hancock Signature Services, Inc.
                                  Attn: Mutual Fund Image Operations
                                  529 Main Street
                                  Charlestown, MA 02129

Customer Service Representatives  1-800-225-5291

24-hour Automated Information     1-800-338-8080

TDD Line                          1-800-544-6713



[A 1 1/2" x 1/2" John Hancock (Signature) logo in upper left hand corner. A tag line below reads "JOHN HANCOCK FUNDS."]

101 Huntington Avenue
Boston, MA 02199-7603

1-800-225-5291
1-800-544-6713 (TDD)
1-800-338-8080 EASI-Line

www.jhfunds.com


This report is for the information of the shareholders of the John Hancock Core Value Fund. It is not authorized for distribution to prospective investors unless it is preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.

8800A  2/01
       4/01

John Hancock

Core
Growth
Fund

SEMI
ANNUAL
REPORT

8.31.01

Sign up for electronic delivery at
www.jhancock.com/funds/edelivery

[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS."]



[A photo of Maureen R. Ford, Chairman and Chief Executive Officer, flush left next to first paragraph.]

WELCOME

Table of contents

Your fund at a glance
page 1

Managers' report
page 2

A look at performance
page 6

Growth of $10,000
page 7

Fund's investments
page 8

Financial statements
page 12

For your information
page 25


Dear Fellow Shareholders,

The U.S. stock market has had a very difficult time so far in 2001, as the economy has slowed to a near standstill and the parade of corporate earnings disappointments has continued. The Federal Reserve aggressively began to attack the economic slowdown with interest-rate cuts totaling three percentage points between January and the end of August.

The Standard & Poor's 500 Index, a leading benchmark of large-cap stocks, lost 13.40% year-to-date through August. Bonds have outperformed stocks overall, producing mostly positive results, as they were the beneficiaries of the rate cuts and investors' search for safety. As we entered September, the stock market remained in turmoil, as investors were trying to get a clearer sense of the timetable for economic and corporate recovery.

Then on September 11, 2001, a terrorist attack of unspeakable horror was launched on the United States. We send our condolences to the victims' families and friends.

Apart from the immediate impact of devastating human loss, the events have understandably raised concerns about the broader repercussions on our country's economy and financial markets. We have great confidence in the United States economy, its financial systems and, above all, its people. Throughout history, they have withstood a range of challenges -- from the Great Depression, to wars, natural disasters and global financial turmoil -- and have emerged stronger thereafter. We encourage shareholders to keep this longer-term perspective, difficult as it may seem, when making investment decisions in the coming days.

Today, we are seeing the full resources of industry and the U.S. government working to bolster and sustain our systems. Although we expect market volatility in the near term, what remains certain is that the U.S. economic and financial systems are working and resilient. "The American economy is open for business," said Deputy Treasury Secretary Ken Dam the day after the attack. We never had any doubts.

Sincerely,

/S/ MAUREEN R. FORD

Maureen R. Ford,
Chairman and Chief Executive Officer



YOUR FUND
AT A GLANCE

The Fund seeks
capital apprecia-
tion by investing
in large-capitaliza-
tion stocks with
high potential
earnings growth.

Over the last six months

* Stock prices declined across nearly all sectors, as the economy slowed significantly.

* Semiconductor stocks were positive contributors to performance.

* The Fund focused on stocks with consistent earnings growth even in a weak economy.

[Bar chart with heading "John Hancock Core Growth Fund." Under the heading is a note that reads "Fund performance for the six months ended August 31, 2001." The chart is scaled in increments of 5% with -15% at the bottom and 0% at the top. The first bar represents the -12.61% total return for Class A. The second bar represents the -12.83% total return for Class B. The third bar represents the -12.90% total return for Class
C. The fourth bar represents the -12.20 total return for Class I. A note below the chart reads "Total returns for the Fund are at net asset value with all distributions reinvested."]


Top 10 holdings

 9.1%   General Electric
 6.8%   Pfizer
 4.9%   Microsoft
 4.2%   Intel
 2.9%   IBM
 2.6%   Wal-Mart Stores
 2.5%   Merck
 2.3%   Cisco Systems
 2.2%   Exelon
 2.1%   Dominion Resources

As a percentage of net assets on August 31, 2001.



MANAGERS'
REPORT

BY COREEN KRAYSLER FOR THE PORTFOLIO MANAGEMENT TEAM

John Hancock
Core Growth Fund

Volatility plagued the stock market throughout the spring and summer months, leaving investors with few places to hide. Early on, stock prices sagged as investors worried about economic uncertainty and disappointing corporate earnings. By April, however, the market was in a turnaround mode, buoyed by the Federal Reserve's aggressive stance in lowering short-term interest rates. Unfortunately, the rally was short-lived, as prospects for an economic recovery were pushed further out and second-quarter earnings for many companies fell below expectations. Most sectors declined throughout the summer. Investors renewed their focus on reasonable valuations, economic sensitivity and stable earnings, leaving large-cap growth stocks well behind both small-cap and value stocks. The Russell 1000 Growth Index closed the six months ended August 31, 2001, with a -13.50% return, compared with a -3.08% return for the Russell 1000 Value Index.

"Volatility plagued the
 stock market throughout
 the spring and summer
 months, leaving
 investors with few
 places to hide."

PERFORMANCE REVIEW

In this unfavorable environment, John Hancock Core Growth Fund held fast to its disciplined strategy. The Fund's industry diversification and risk characteristics continued to parallel those of the Russell 1000 Growth Index. Our stock selection, however, differed from the index, as we concentrated on finding large-cap stocks with cheap valuations and strong earnings growth prospects. For the six months ended August 31, 2001, the Fund's Class A, Class B, Class C and Class I shares returned -12.61%, -12.83%, -12.90% and -12.20%, respectively, at net asset value. While disappointing, these returns outpaced the average large-cap growth fund, which returned -15.16% over the same period, according to Lipper, Inc.1 Keep in mind that your net asset value return will differ from the Fund's if you were not invested for the exact same period and did not reinvest all distributions. See pages six and seven for historical performance information.

"Our focus is on companies
 that we believe can meet
 earnings expectations
 even if the economy
 remains weak..."

STRONG SELECTIONS

The Fund benefited from having sizable stakes in Microsoft and IBM, both of which did well as investors searched for safe havens in a tumultuous time. Several investments in the semiconductor area also rallied nicely amid expectations of an impending upturn in the semiconductor cycle. Among them were Analog Devices and Texas Instruments, both of which make semiconductors for communications products. Cabot Microelectronics, which supplies materials used in the manufacture of semiconductors, also produced strong gains. In the telecom sector, QUALCOMM, which pioneered the new technology used in digital wireless communications, did quite well after signing an agreement to supply Nokia, the cell phone manufacturer. In addition, Lowe's, the home-improvement retailer, saw its stock price climb as sales and profits outpaced the competition. ALZA, a pharmaceutical company, benefited from being acquired at a nice premium by Johnson & Johnson. And Concord EFS, a financial transaction processor, did well as investors rewarded its steady revenue stream.

NEAR-TERM DISAPPOINTMENTS

Our losses in other areas, however, overshadowed these gains. In the technology sector, Cisco Systems faltered as telecom companies cut back on capital expenditures, while EMC lost its price advantage as demand weakened in the storage market. We held on to Cisco, which has the ability to gain market share even in a weak economic environment, but sold EMC. Telecom stocks continued to sink amid stiff competition, financing problems among new entrants and a glut of bandwidth. Qwest Communications International, a leading voice and data provider; Comverse Technology, which makes software for telecom companies; and Nokia all dropped sharply. With little prospect of near-term improvement, we eliminated most of our stakes in these names. Some of our retail investments also took hard hits, including CVS, a pharmacy chain struggling with an industry-wide shortage of pharmacists, and RadioShack, which lost money on its satellite television contracts. In the health-care sector, Waters and Applera Corp -- Applied Biosystems, which make medical instruments for biotech companies, suffered as demand slowed. Pfizer and Merck, large pharmaceuticals, posted somewhat less severe declines as investors abandoned health-care names. General Electric tumbled as well, hurt by management succession issues and the expectation that demand for its power turbines would slow.

[Table at top left-hand side of page entitled "Top five industry groups." The first listing is Medical 23%, the second is Computers 19%, the third Retail 11%, the fourth Electronics 11%, and the fifth
Utilities 4%.]

[Pie chart at middle of page with heading "Portfolio diversification As a percentage of net assets on Aug. 31, 2001." The chart is divided into two sections (from top to left): Common stock 98% and Short-term investments 2%. ]

CURRENT CONCENTRATION

Our focus is on companies that we believe can meet earnings expectations even if the economy remains weak, or that will benefit early on in an economic recovery. We recently added American International Group (AIG), a leading global financial service provider, and Verizon Communications, an established telecom company, to the portfolio. Both have a history of stable earnings growth. We also have sizable stakes in Exelon and Dominion Resources, well-managed electric utilities that should fare well regardless of the economy. Another portfolio stalwart is Wal-Mart Stores, which has gained market share in the midst of a weak economy by expanding into the food business as well as into international markets. Our more economically sensitive investments include Intel and Dell Computer, both of which should benefit as corporations begin upgrading their personal computers, as expected, next year. We also recently added to our stake in Oracle, believing it will benefit from easier fourth-quarter year-over-year earnings comparisons.

[Table at top of page entitled "SCORECARD." The header for the left column is "INVESTMENT" and the header for the right column is "RECENT PERFORMANCE...AND WHAT'S BEHIND THE NUMBERS." The first listing is Lowe's followed by an up arrow with the phrase "Strong sales, growing market share." The second listing is RadioShack followed by a down arrow with the phrase "Problems with satellite TV contracts." The third listing is Waters followed by a down arrow with the phrase "Slowdown in demand from biotech customers."]

"We also plan to monitor
 carefully both consumer
 spending and confidence, as
 well as the Fed's moves and
 unemployment levels."

A LOOK AHEAD

We expect the Fed's numerous interest-rate cuts this past year along with recent tax cuts will eventually jumpstart the economy. The prospect of a recovery should in turn boost stock prices, which typically move up ahead of the economy.

Days after the period ended, the nation was struck by horrific acts of terrorism. We plan to keep a close eye on potential repercussions to the markets and the economy of these events. We also plan to monitor carefully both consumer spending and confidence, as well as the Fed's moves and unemployment levels.

This commentary reflects the views of the portfolio management team through the end of the Fund's period discussed in this report. Of course, the team's views are subject to change as market and other conditions warrant.

1 Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.



A LOOK AT
PERFORMANCE

For the period ended
August 31, 2001.

The index used for
comparison is the
Russell 1000 Growth
Index, an unmanaged
capitalization-
weighted price-only
index, which is com-
prised of 1,000 of the
largest capitalized U.S.-
domiciled companies
whose common stock
is traded on the New
York Stock Exchange.
The securities in this
index have a greater-
than-average growth
orientation.

It is not possible to
invest directly in an
index.

                 Class A   Class B   Class C   Class I 1   Index
Inception date    7-1-99    7-1-99    7-1-99   10-2-95        --

Average annual returns with maximum sales charge (POP)
One year          -46.90%   -47.24%   -45.61%   -43.73%   -45.32%
Five years            --        --        --     10.86%    10.31%
Since inception   -16.93%   -16.67%   -15.90%    10.80%       --

Cumulative total returns with maximum sales charge (POP)
Six months        -17.01%   -17.19%   -14.61%   -12.20%   -13.50%
One year          -46.90%   -47.24%   -45.61%   -43.73%   -45.32%
Five years            --        --        --     67.41%    63.30%
Since inception   -33.10%   -32.64%   -31.28%    83.46%       --

Performance figures assume all distributions are reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 5% and Class C shares of 1%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares' CDSC declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. Sales charge is not applicable for Class I shares. The return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost. Index figures do not reflect sales charges and would be lower if they did.

The returns reflect past results and should not be considered indicative of future performance. The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Fund's performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable. These reductions can be terminated in the future. See the prospectus for details.

1 For certain types of investors, as described in the Fund's prospectus for Class I shares.



GROWTH OF
$10,000

This chart shows what happened to a hypothetical $10,000 investment in Class I1 shares for the period indicated. For comparison, we've shown the same investment in the Russell 1000 Growth Index.

Line chart with the heading "GROWTH OF $10,000." Within the chart are two lines. The first line represents the Index and is equal to $20,894 as of August 31, 2001. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock Core Growth Fund Class I1, before sales charge, and is equal to $18,479 as of August 31, 2001.

                                    Class A      Class B      Class C 2
Inception date                       7-1-99       7-1-99       7-1-99
Without sales charge                 $7,040       $6,940       $6,940
With maximum sales charge            $6,690       $6,732       $6,871
Index                                $7,181       $7,181       $7,181

Assuming all distributions were reinvested for the period indicated, the chart above shows the value of a $10,000 investment in the Fund's Class A, Class B and Class C shares, as of August 31, 2001. Performance will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

1 For certain types of investors, as described in the Fund's prospectus for Class I shares.

2 No contingent deferred sales charge applicable.


FINANCIAL STATEMENTS

FUND'S
INVESTMENTS

Securities owned
by the Fund on
August 31, 2001
(unaudited).

This schedule is divided into two main categories: common stocks and short-term investments. Common stocks are further broken down by industry group. Short-term investments, which represent the Fund's cash position, are listed last.

SHARES                                 ISSUER                                           VALUE
COMMON STOCKS 98.47%                                                              $46,489,629
(Cost $49,597,464)

Advertising 1.37%                                                                    $645,657
  8,300                                Omnicom Group, Inc.                            645,657

Aerospace 0.29%                                                                       136,800
  2,000                                United Technologies Corp.                      136,800

Banks -- United States 0.54%                                                          256,944
 10,600                                U.S. Bancorp                                   256,944

Building 0.59%                                                                        279,243
  7,100                                Black & Decker Corp. (The)                     279,243

Chemicals 0.90%                                                                       425,484
    900                                Cabot Microelectronics Corp.*                   63,045
  7,700                                Praxair, Inc.                                  362,439

Computers -- Services 2.58%                                                         1,218,277
  6,200                                Electronic Data Systems Corp.                  365,676
  2,700                                First Data Corp.                               177,795
  7,700                                Sabre Holdings Corp.*                          324,786
 14,800                                SunGard Data Systems, Inc.*                    350,020

Computers -- Software 8.61%                                                         4,066,189
  8,000                                Adobe Systems, Inc.                            268,880
    400                                BEA Systems, Inc.*                               6,468
  4,600                                BMC Software, Inc.*                             73,600
 15,100                                Cadence Design Systems, Inc.*                  331,898
  5,200                                Citrix Systems, Inc.*                          171,340
  7,600                                Intuit, Inc.*                                  287,128
 40,800                                Microsoft Corp.*                             2,327,640
 42,300                                Oracle Corp.*                                  516,483
  2,400                                PeopleSoft, Inc.*                               82,752

Computers 8.29%                                                                     3,912,860
  3,100                                CDW Computer Centers, Inc.*                    126,480
 67,100                                Cisco Systems, Inc.*                         1,095,743
 30,400                                Dell Computer Corp.*                           649,952
 13,900                                International Business Machines Corp.        1,390,000
 10,400                                Lexmark International, Inc.*                   541,320
  6,900                                Networks Associates, Inc.*                     109,365

Cosmetics & Personal Care 0.42%                                                       198,359
  4,300                                Avon Products, Inc.                            198,359

Diversified Operations 9.87%                                                        4,661,736
104,629                                General Electric Co.                         4,287,696
  7,200                                Tyco International Ltd.                        374,040

Electronics 10.53%                                                                  4,971,106
  6,500                                Altera Corp.*                                  184,600
  6,100                                Analog Devices, Inc.*                          291,458
  7,600                                Applied Materials, Inc.*                       327,484
 70,800                                Intel Corp.                                  1,979,568
  9,300                                KLA-Tencor Corp.*                              457,002
  6,900                                Linear Technology Corp.                        283,452
  6,100                                Maxim Integrated Products, Inc.*               281,881
  2,900                                Novellus Systems, Inc.*                        128,499
  6,200                                Tektronix, Inc.*                               121,148
 19,300                                Texas Instruments, Inc.                        638,830
  7,100                                Xilinx, Inc.*                                  277,184

Energy 0.29%                                                                          135,382
  4,100                                Calpine Corp.*                                 135,382

Finance 1.65%                                                                         779,583
  9,700                                Citigroup, Inc.                                443,775
  6,400                                Concord EFS, Inc.*                             335,808

Food 1.47%                                                                            695,118
 12,700                                General Mills, Inc.                            563,118
  6,000                                Sara Lee Corp.                                 132,000

Instruments -- Scientific 0.39%                                                       185,528
  5,600                                Waters Corp.*                                  185,528

Insurance 1.39%                                                                       654,440
  5,800                                American International Group, Inc.             453,560
  3,100                                Hartford Financial Services Group, Inc. (The)  200,880

Manufacturing 0.84%                                                                   394,547
  7,100                                Danaher Corp.                                  394,547

Media 3.01%                                                                         1,418,895
 20,100                                AOL Time Warner, Inc.*                         750,735
  5,500                                EchoStar Communications Corp.*                 154,880
 20,100                                Liberty Media Corp. (Class A)*                 305,520
  4,900                                Viacom, Inc. (Class B)*                        207,760

Medical 22.91%                                                                     10,817,935
  5,900                                Allergan, Inc.                                 426,275
 16,300                                American Home Products Corp.                   912,800
 10,400                                Bristol-Myers Squibb Co.                       583,856
  3,700                                Cephalon, Inc.                                 219,114
  3,800                                CV Therapeutics, Inc.*                         189,126
  5,600                                Invitrogen Corp.*                              380,968
 16,500                                Johnson & Johnson                              869,715
 12,400                                Lincare Holdings, Inc.*                        352,284
  7,600                                Medtronic, Inc.                                346,104
 17,800                                Merck & Co., Inc.                            1,158,780
 83,400                                Pfizer, Inc.                                 3,195,054
 15,400                                Pharmacia Corp.                                609,840
 20,300                                Schering-Plough Corp.                          774,039
  5,200                                Trigon Healthcare, Inc.*                       336,700
  5,000                                UnitedHealth Group, Inc.                       340,300
  2,600                                Universal Health Services, Inc. (Class B)*     122,980

Mortgage Banking 0.36%                                                                167,662
  2,200                                Fannie Mae                                     167,662

Oil & Gas 1.51%                                                                       714,100
  3,300                                Baker Hughes, Inc.                             108,702
  9,400                                BJ Services Co.*                               210,842
  8,400                                Enron Corp.                                    293,916
  3,700                                Noble Drilling Corp.*                          100,640

Retail 10.97%                                                                       5,179,624
  5,300                                Abercrombie & Fitch Co. (Class A)*             160,802
  8,700                                CVS Corp.                                      314,157
 12,000                                Family Dollar Stores, Inc.                     360,000
 16,000                                Home Depot, Inc. (The)                         735,200
 12,000                                Kohl's Corp.*                                  666,000
 23,000                                Lowe's Cos., Inc.                              855,600
  6,500                                Target Corp.                                   225,225
  8,000                                TJX Cos., Inc.                                 280,800
 10,800                                Walgreen Co.                                   370,980
 25,200                                Wal-Mart Stores, Inc.                        1,210,860

Telecommunications 4.29%                                                            2,023,963
 14,000                                Broadwing, Inc.*                               251,440
 19,000                                General Motors Corp. (Class H)*                354,350
 11,200                                Nokia Corp., American Depositary Receipts
                                         (ADR) (Finland)                              176,288
  9,300                                QUALCOMM, Inc.*                                547,305
 21,000                                Sprint Corp.*                                  524,580
  3,400                                Verizon Communications, Inc.                   170,000

Tobacco 1.06%                                                                         502,440
 10,600                                Philip Morris Cos., Inc.                       502,440

Utilities 4.34%                                                                     2,047,757
 15,400                                Dominion Resources, Inc.                       969,430
  1,100                                Dynegy, Inc. (Class A)                          46,387
 18,900                                Exelon Corp.                                 1,031,940

                                                  INTEREST        PAR VALUE
ISSUER, DESCRIPTION                                   RATE    (000s OMITTED)            VALUE
SHORT-TERM INVESTMENTS 1.89%                                                         $893,000
(Cost $893,000)

Joint Repurchase Agreement 1.89%
Investment in a joint repurchase agreement transaction
with UBS Warburg, Inc. -- Dated 08-31-01, due 09-04-01
(Secured by U.S. Treasury Bond 8.75% due 05-15-20
and U.S. Treasury Note 4.75% due 11-15-08)           3.64%             $893           893,000

TOTAL INVESTMENTS 100.36%                                                         $47,382,629

OTHER ASSETS AND LIABILITIES, NET (0.36%)                                           ($168,564)

TOTAL NET ASSETS 100.00%                                                          $47,214,065

* Non-income producing security.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to
financial statements.




ASSETS AND
LIABILITIES

August 31, 2001
(unaudited).

This Statement
of Assets and
Liabilities is the
Fund's balance
sheet. It shows
the value of
what the Fund
owns, is due
and owes. You'll
also find the net
asset value and
the maximum
offering price
per share.

ASSETS
Investments at value (cost $50,490,464)                           $47,382,629
Cash                                                                      498
Receivable for investments sold                                        14,732
Receivable for shares sold                                             44,027
Dividends and interest receivable                                      50,866
Other assets                                                            8,227

Total assets                                                       47,500,979

LIABILITIES
Payable for shares repurchased                                        272,646
Payable to affiliates                                                  14,268

Total liabilities                                                     286,914

NET ASSETS
Capital paid-in                                                    74,208,692
Accumulated net realized loss on investments                      (23,516,176)
Net unrealized depreciation of investments                         (3,107,835)
Accumulated net investment loss                                      (370,616)

Net assets                                                        $47,214,065

NET ASSET VALUE PER SHARE
Based on net asset values and shares outstanding
Class A ($23,575,693 [DIV] 1,879,991 shares)                           $12.54
Class B ($19,917,489 [DIV] 1,611,855 shares)                           $12.36
Class C ($1,868,887 [DIV] 151,228 shares)                              $12.36
Class I ($1,851,996 [DIV] 146,195 shares)                              $12.67

MAXIMUM OFFERING PRICE PER SHARE
Class A1 ($12.54 [DIV] 95%)                                            $13.20
Class C ($12.36 [DIV] 99%)                                             $12.48

1 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

See notes to
financial statements.



OPERATIONS

For the period ended
August 31, 2001
(unaudited).1

This Statement
of Operations
summarizes the
Fund's investment
income earned
and expenses
incurred in oper-
ating the Fund.
It also shows net
gains (losses) for
the period stated.

INVESTMENT INCOME
Dividends                                                            $194,708
Interest (including income on securities loaned of $333)               19,393

Total investment income                                               214,101

EXPENSES
Investment management fee                                             237,708
Class A distribution and service fee                                   48,448
Class B distribution and service fee                                  113,644
Class C distribution and service fee                                    9,435
Class A, B and C transfer agent fee                                   144,848
Class I transfer agent fee                                                628
Registration and filing fee                                            36,656
Custodian fee                                                          21,362
Printing                                                                9,060
Auditing fee                                                            8,948
Accounting and legal services fee                                       5,955
Miscellaneous                                                           2,883
Trustees' fee                                                           1,760
Legal fee                                                                 401
Interest expense                                                           17

Total expenses                                                        641,753
Less expense reductions                                               (57,330)

Net expenses                                                          584,423

Net investment loss                                                  (370,322)

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized loss on investments                                  (15,763,572)
Change in net unrealized appreciation (depreciation)
  on investments                                                    9,082,097

Net realized and unrealized loss                                   (6,681,475)

Decrease in net assets from operations                            ($7,051,797)

1 Semiannual period from 3-01-01 through 8-31-01.

See notes to
financial statements.



CHANGES IN
NET ASSETS

This Statement
of Changes in
Net Assets
shows how the
value of the
Fund's net assets
has changed
since the end of
the previous
period. The dif-
ference reflects
earnings less
expenses, any
investment gains
and losses, distri-
butions paid to
shareholders and
any increase or
decrease in
money share-
holders invested
in the Fund.

                                                      YEAR           PERIOD
                                                     ENDED            ENDED
                                                   2-28-01          8-31-01 1

INCREASE (DECREASE) IN NET ASSETS
From operations

Net investment loss                              ($813,677)       ($370,322)
Net realized loss                               (6,132,232)     (15,763,572)
Change in net unrealized
  appreciation (depreciation)                  (17,794,404)       9,082,097

Decrease in net assets resulting
  from operations                              (24,740,313)      (7,051,797)

Distributions to shareholders
From net realized gain
  on investments sold
Class A                                           (668,487)              --
Class B                                           (515,655)              --
Class C                                            (34,612)              --
Class I                                            (89,326)              --
                                                (1,308,080)              --

From fund share transactions                    41,418,025      (14,086,668)

NET ASSETS
Beginning of period                             52,982,898       68,352,530

End of period 2                                $68,352,530      $47,214,065

1 Semiannual period from 3-01-01 through 8-31-01. Unaudited.
2 Includes accumulated net investment loss of $294 and $370,616, respectively.

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

CLASS A SHARES

The Financial Highlights show how the Fund's net asset value for a share has changed since the end of the previous period.

PERIOD ENDED                                           2-29-00 1   2-28-01     8-31-01 2
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                   $18.14      $19.80      $14.35
Net investment loss 3                                    (0.05)      (0.18)      (0.07)
Net realized and unrealized
  gain (loss) on investments                              1.73       (4.95)      (1.74)
Total from
  investment operations                                   1.68       (5.13)      (1.81)
Less distributions
  From net realized gain                                 (0.02)      (0.32)         --

Net asset value,
  end of period                                         $19.80      $14.35      $12.54
Total return 4,5 (%)                                      9.25 6    (26.26)     (12.61)6

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                            $21         $40         $24
Ratio of expenses
  to average net assets (%)                               1.25 7      1.49        1.71 7
Ratio of adjusted expenses
  to average net assets 8,9 (%)                           1.63 7      1.58        1.90 7
Ratio of net investment loss
  to average net assets (%)                              (0.39)7     (0.91)      (0.99)7
Portfolio turnover (%)                                      72         115          46

See notes to
financial statements.




FINANCIAL
HIGHLIGHTS

CLASS B SHARES

PERIOD ENDED                                           2-29-00 1   2-28-01     8-31-01 2
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                   $18.14      $19.73      $14.18
Net investment loss 3                                    (0.13)      (0.31)      (0.12)
Net realized and unrealized
  gain (loss) on investments                              1.74       (4.92)      (1.70)
Total from
  investment operations                                   1.61       (5.23)      (1.82)
Less distributions
  From net realized gain                                 (0.02)      (0.32)         --

Net asset value,
  end of period                                         $19.73      $14.18      $12.36
Total return 4,5 (%)                                      8.86 6    (26.86)     (12.83)6

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                            $23         $23         $20
Ratio of expenses
  to average net assets (%)                               1.95 7      2.19        2.41 7
Ratio of adjusted expenses
  to average net assets 8,9 (%)                           2.33 7      2.28        2.60 7
Ratio of net investment loss
  to average net assets (%)                              (1.09)7     (1.60)      (1.68)7
Portfolio turnover (%)                                      72         115          46

See notes to
financial statements.




FINANCIAL
HIGHLIGHTS

CLASS C SHARES

PERIOD ENDED                                           2-29-00 1   2-28-01     8-31-01 2
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                   $18.14      $19.73      $14.19
Net investment loss 3                                    (0.13)      (0.31)      (0.12)
Net realized and unrealized
  gain (loss) on investments                              1.74       (4.91)      (1.71)
Total from
  investment operations                                   1.61       (5.22)      (1.83)
Less distributions
  From net realized gain                                 (0.02)      (0.32)         --

Net asset value,
  end of period                                         $19.73      $14.19      $12.36
Total return 4,5 (%)                                      8.86 6    (26.81)     (12.90)6

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                             $1          $2          $2
Ratio of expenses
  to average net assets (%)                               1.95 7      2.19        2.41 7
Ratio of adjusted expenses
  to average net assets 8,9 (%)                           2.33 7      2.28        2.60 7
Ratio of net investment loss
  to average net assets (%)                              (1.09)7     (1.61)      (1.68)7
Portfolio turnover (%)                                      72         115          46

See notes to
financial statements.




FINANCIAL
HIGHLIGHTS

CLASS I SHARES 10

PERIOD ENDED                                           2-28-97     2-28-98     2-28-99     2-29-00     2-28-01     8-31-01 2
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                    $9.29      $11.01      $14.88      $17.65      $19.83      $14.43
Net investment income (loss) 3                            0.05        0.04        0.01       (0.01)      (0.07)      (0.02)
Net realized and unrealized
  gain (loss) on investments                              2.16        4.34        3.40        3.31       (5.01)      (1.74)
Total from
  investment operations                                   2.21        4.38        3.41        3.30       (5.08)      (1.76)
Less distributions
From net investment income                               (0.04)      (0.03)      (0.02)         --          --          --
In excess of net investment income                          --          --          -- 11       --          --          --
From net realized gain                                   (0.45)      (0.48)      (0.62)      (1.12)      (0.32)         --

Net asset value,
  end of period                                         $11.01      $14.88      $17.65      $19.83      $14.43      $12.67
Total return 4,5 (%)                                     24.19       40.52       22.92       19.67      (25.96)     (12.20)6

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                             $1          $5          $8          $9          $3          $2
Ratio of expenses
  to average net assets (%)                               0.95        0.95        0.95        0.95        0.95        0.95 7
Ratio of adjusted expenses
  to average net assets 8,9 (%)                           7.74        3.52        1.98        1.33        1.04        1.14 7
Ratio of net investment income (loss)
  to average net assets (%)                               0.49        0.34        0.06       (0.06)      (0.35)      (0.26)7
Portfolio turnover (%)                                     142          91          54          72         115          46

 1 Class A, Class B and Class C shares began operations on 7-1-99.

 2 Semiannual period from 3-01-01 through 8-31-01. Unaudited.

 3 Based on the average of the shares outstanding at the end of each month.

 4 Assumes dividend reinvestment and does not reflect the effect of sales charges.

 5 Total returns would have been lower had certain expenses not been reduced during the periods shown.

 6 Not annualized.

 7 Annualized.

 8 Does not take into consideration expense reductions during the periods shown.

 9 Adjusted expenses as a percentage of average net assets are expected to decrease as the net assets of the Fund grow.

10 Effective 7-1-99, existing shares of the Fund were designated Class I shares.

11 Less than $0.01 per share.


See notes to
financial statements.



NOTES TO
STATEMENTS

Unaudited.

NOTE A
Accounting policies

John Hancock Core Growth Fund (the "Fund") is a diversified series of John Hancock Institutional Series Trust (the "Trust"), an open-end investment management company registered under the Investment Company Act of 1940. The investment objective of the Fund is to seek capital appreciation by investing in large-capitalization stocks with high potential earnings growth.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B, Class C and Class I shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting policies of the Fund are as follows:

Valuation of investments

Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value.

Joint repurchase agreement

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis. Capital gains realized on some foreign securities are subject to foreign taxes, which are accrued as applicable.

Class allocations

Income, common expenses and realized and unrealized gains (losses) are determined at the Fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, and transfer agent fees for Class I shares, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

Expenses

The majority of the expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

Bank borrowings

The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a syndicated line of credit agreement with various banks. This agreement enables the Fund to participate with other funds managed by the Adviser in an unsecured line of credit with banks, which permit borrowings up to $500 million, collectively. Interest is charged to each fund, based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit and is allocated among the participating funds. The Fund had no borrowing activity under the line of credit during the period ended August 31, 2001.

Securities lending

The Fund may lend securities to certain qualified brokers who pay the Fund negotiated lender fees. These fees are included in interest income. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral, should the borrower of the securities fail financially. There were no securities loaned as of August 31, 2001.

Federal income taxes

The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income which is distributed to shareholders. Therefore, no federal income tax provision is required.

Dividends, interest  and distributions

Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

NOTE B
Management fee and transactions with affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a monthly management fee to the Adviser equivalent, on an annual basis, to the sum of: (a) 0.80% of the first $500,000,000 of the Fund's average daily net asset value and (b) 0.75% of the Fund's average daily net asset value in excess of $500,000,000.

The Adviser has a subadvisory agreement with Independence Investment LLC, a wholly owned indirect subsidiary of John Hancock Life Insurance Company ("JHLICo"), the Adviser's indirect parent company. The Fund is not responsible for the payment of the subadviser's fees.

The Adviser has agreed to limit the Fund's expenses, (excluding the distribution and service fee and the transfer agent fee) to 0.90% of the Fund's average daily net assets at least until June 30, 2002. Accordingly, the expense reduction amounted to $57,330 for the period ended August 31, 2001. The Adviser reserves the right to terminate this limitation in the future.

The Fund has Distribution Plans with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. The Fund has adopted Distribution Plans with respect to Class A, Class B and Class C pursuant to Rule 12b-1 under the Investment Company Act of 1940 to reimburse JH Funds for the services it provides as distributor of shares of the Fund. Accordingly, the Fund makes payments to JH Funds at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B and Class C average daily net assets, to reimburse JH Funds for its distribution and service costs. A maximum of 0.25% of such payments may be service fees as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

Class A and Class C shares are assessed up-front sales charges. During the period ended August 31, 2001, JH Funds received net up-front sales charges of $67,389 with regard to sales of Class A shares. Of this amount, $14,200 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $42,690 was paid as sales commissions to unrelated broker-dealers and $10,499 was paid as sales commissions to sales personnel of Signator Investors, Inc. ("Signator Investors"), a related broker-dealer. JHLICo is the indirect sole shareholder of Signator Investors. During the period ended August 31, 2001, JH Funds received net up-front sales charges of $42,009 with regard to sales of Class C shares. Of this amount, $35,028 was paid as sales commissions to unrelated broker-dealers and $6,981 was paid as sales commissions to sales personnel of Signator Investors.

Class B shares which are redeemed within six years of purchase are subject to a contingent deferred sales charge ("CDSC") at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares which are redeemed within one year of purchase are subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution related services to the Fund in connection with the sale of Class B and Class C shares. For the period ended August 31, 2001, CDSCs received by JH Funds amounted to $132,943 for Class B shares and $969 for Class C shares.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. ("Signature Services"), an indirect subsidiary of JHLICo. The Fund pays monthly transfer agent fees to Signature Services for Class A, Class B and Class C shares based on the number of shareholder accounts, plus certain out-of-pocket expenses, based on relative net asset values of the classes. For Class I shares, the Fund pays a monthly transfer agent fee at an annual rate of 0.05% of the average daily net assets attributable to Class I shares plus certain out-of-pocket expenses.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the period was at an annual rate of 0.02% of the average net assets of the Fund.

Ms. Maureen R. Ford and Mr. John M. DeCiccio are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compen-sation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The Deferred Compen-sation Plan investments had no impact on the operations of the Fund.

NOTE C
Fund share transactions

This listing illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value. The Fund has an unlimited number of shares authorized with no par value.

                               YEAR ENDED 2-28-01        PERIOD ENDED 8-31-01 1
                             SHARES        AMOUNT       SHARES         AMOUNT
CLASS A SHARES
Sold                      4,170,090   $78,607,221      866,328    $12,721,030
Distributions reinvested     35,641       656,530           91          1,388
Repurchased              (2,465,202)  (45,602,022)  (1,778,637)   (25,700,675)
Net increase (decrease)   1,740,529   $33,661,729     (912,218)  ($12,978,257)

CLASS B SHARES
Sold                        923,333   $18,569,923      282,320     $3,862,724
Distributions reinvested     22,936       418,902           --             --
Repurchased                (423,938)   (8,285,894)    (344,850)    (4,653,004)
Net increase (decrease)     522,331   $10,702,931      (62,530)     ($790,280)

CLASS C SHARES
Sold                        112,707    $2,276,333       75,507     $1,017,503
Distributions reinvested      1,834        33,680           --             --
Repurchased                 (32,838)     (649,067)     (52,347)      (722,770)
Net increase                 81,703    $1,660,946       23,160       $294,733

CLASS I SHARES
Sold                        170,572    $3,426,290       43,280       $597,340
Distributions reinvested      4,818        89,090           --             --
Repurchased                (415,813)   (8,122,961)     (86,394)    (1,210,204)
Net decrease               (240,423)  ($4,607,581)     (43,114)     ($612,864)

NET INCREASE (DECREASE)   2,104,140   $41,418,025     (994,702) ($14,086,668)

1 Semiannual period from 3-01-01 through 8-31-01. Unaudited.

NOTE D
Investment transactions

Purchases and proceeds from sales of securities, other than short-term securities and obligations of the U.S. government, during the period ended August 31, 2001, aggregated $26,699,723 and $39,948,180, respectively.

The cost of investments owned at August 31, 2001 (including short-term investments), for federal income tax purposes was $51,780,931. Gross unrealized appreciation and depreciation of investments aggregated $3,236,401 and $7,634,703, respectively, resulting in net unrealized depreciation of $4,398,302.



FOR YOUR
INFORMATION

TRUSTEES
James F. Carlin*
William H. Cunningham
John M. DeCiccio
Ronald R. Dion
Maureen R. Ford
Charles L. Ladner
Steven R. Pruchansky*
Lt. Gen. Norman H. Smith,  USMC (Ret.)
John P. Toolan*
*Members of the Audit Committee

OFFICERS

Maureen R. Ford
Chairman, President
and Chief Executive Officer

William L. Braman
Executive Vice President
and Chief Investment Officer

Richard A. Brown
Senior Vice President
and Chief Financial Officer

Susan S. Newton
Senior Vice President
and Secretary

William H. King
Vice President
and Treasurer

Thomas H. Connors
Vice President
and Compliance Officer

INVESTMENT ADVISER
John Hancock Advisers, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

SUBADVISER
Independence Investment LLC
53 State Street
Boston, Massachusetts 02109

PRINCIPAL DISTRIBUTOR
John Hancock Funds, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

TRANSFER AGENT
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, Massachusetts 02217-1000

LEGAL COUNSEL
Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803


HOW TO
CONTACT US

On the Internet                   www.jhfunds.com

By Regular Mail                   John Hancock Signature Services, Inc.
                                  1 John Hancock Way, Suite 1000
                                  Boston, MA 02217-1000

By Express Mail                   John Hancock Signature Services, Inc.
                                  Attn: Mutual Fund Image Operations
                                  529 Main Street
                                  Charlestown, MA 02129

Customer Service Representatives  1-800-225-5291

24-hour Automated Information     1-800-338-8080

TDD Line                          1-800-544-6713



[A 1 1/2" x 1/2" John Hancock (Signature) logo in upper left hand corner. A tag line below reads "JOHN HANCOCK FUNDS."]

1-800-225-5291
1-800-544-6713 (TDD)
1-800-338-8080 EASI-Line

www.jhfunds.com

Now available: electronic delivery
www.jhancock.com/funds/edelivery

This report is for the information of the shareholders of the John Hancock Core Growth Fund.

790SA   8/01
       10/01

John Hancock

Core
Value
Fund

SEMI
ANNUAL
REPORT

8.31.01

Sign up for electronic delivery at
www.jhancock.com/funds/edelivery

[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS."]



[A photo of Maureen R. Ford, Chairman and Chief Executive Officer, flush left next to first paragraph.]

WELCOME

Table of contents

Your fund at a glance
page 1

Managers' report
page 2

A look at performance
page 6

Growth of $10,000
page 7

Fund's investments
page 8

Financial statements
page 13

For your information
page 25

Dear Fellow Shareholders,

The U.S. stock market has had a very difficult time so far in 2001, as the economy has slowed to a near standstill and the parade of corporate earnings disappointments has continued. The Federal Reserve aggressively began to attack the economic slowdown with interest-rate cuts totaling three percentage points between January and the end of August.

The Standard & Poor's 500 Index, a leading benchmark of large-cap stocks, lost 13.40% year-to-date through August. Bonds have outperformed stocks overall, producing mostly positive results, as they were the beneficiaries of the rate cuts and investors' search for safety. As we entered September, the stock market remained in turmoil, as investors were trying to get a clearer sense of the timetable for economic and corporate recovery.

Then on September 11, 2001, a terrorist attack of unspeakable magnitude was launched on the United States. We send our condolences to the victims' families and friends.

Apart from the immediate impact of devastating human loss, the events have understandably raised concerns about the broader repercussions on our country's economy and financial markets. We have great confidence in the United States economy, its financial systems and, above all, its people. Throughout history, they have withstood a range of challenges -- from the Great Depression, to wars, natural disasters and global financial turmoil -- and have emerged stronger thereafter. We encourage shareholders to keep this longer-term perspective, difficult as it may seem, when making investment decisions in the coming days.

Today, we are seeing the full resources of industry and the U.S. government working to bolster and sustain our systems. Although we expect market volatility in the near term, what remains certain is that the U.S. economic and financial systems are working and resilient. "The American economy is open for business," said Deputy Treasury Secretary Ken Dam the day after the attack. We never had any doubts.

Sincerely,

/S/ MAUREEN R. FORD

Maureen R. Ford,
Chairman and Chief Executive Officer



YOUR FUND
AT A GLANCE

The Fund seeks
above-average
total return
through
investments
in large-
capitalization
stocks that
appear relatively
undervalued.

Over the last six months

* Value stocks beat growth stocks as investors renewed their focus on valuation measures in the midst of continued economic weakness.

* Basic materials, health-care and financial stocks were among the Fund's strongest contributors.

* The Fund remained defensively positioned with a well-diversified portfolio of attractively priced stocks.

[Bar chart with heading "John Hancock Core Value Fund." Under the heading is a note that reads "Fund performance for the six months ended August 31, 2001." The chart is scaled in increments of 2% with -6% at the bottom and 0% at the top. The first bar represents the -5.35% total return for Class A. The second bar represents the -5.67% total return for Class B. The third bar represents the -5.67% total return for Class
C. The fourth bar represents the -5.11% total return for Class I. A note below the chart reads "Total returns for the Fund are at net asset value with all distributions reinvested."]

Top 10 holdings

 4.5%   Citigroup
 4.5%   ExxonMobil
 3.0%   Verizon Communications
 2.8%   Bank of America
 2.7%   Fannie Mae
 2.1%   Washington Mutual
 2.1%   Wells Fargo
 2.0%   Philip Morris
 2.0%   Dominion Resources
 1.9%   SBC Communications

As a percentage of net assets on August 31, 2001.



MANAGERS'
REPORT

BY JOHN C. FORELLI FOR THE PORTFOLIO MANAGEMENT TEAM

John Hancock
Core Value Fund

The stock market continued its slide over the summer, despite the Federal Reserve's aggressive efforts to stimulate economic growth. The market rallied briefly in April and early May. But growing concerns that the economy was still deteriorating, along with a barrage of negative earnings announcements, soon sent stock prices tumbling. In this environment, investors favored safe-haven stocks with high dividend yields and little overseas exposure. Lower interest rates and cheaper capital especially helped small companies, which beat large-cap stocks. Value stocks outperformed growth sectors like technology and telecommunications, as investors renewed their focus on valuation. Defensive sectors, such as basic materials and health care, did particularly well. For the six months ended August 31, 2001, the Russell 1000 Value Index returned -3.08%, compared with the -13.50% return of the Russell 1000 Growth Index.

"The stock market contin-
 ued its slide over the
 summer, despite the
 Federal Reserve's aggres-
 sive efforts to stimulate
 economic growth."

PERFORMANCE REVIEW

John Hancock Core Value Fund's strategy is to mirror the industry weightings and risk characteristics of the Russell 1000 Value Index, while focusing on stocks that are cheaper than the market average but that have improving prospects. Some of our stock selections were disappointments that caused the Fund's Class A, Class B, Class C and Class I shares to return -5.35%, -5.67%, -5.67% and -5.11%, respectively, at net asset value, during the six-month period ended August 31, 2001. The average multi-cap value fund, which includes investments in the better- performing small-cap sector, returned
 -2.42%, according to Lipper, Inc.1 Keep in mind that your net asset value return will differ from these results if you were not invested for the exact same period and did not reinvest all distributions. For historical performance information, please see pages six and seven.

LOSSES IN TELECOM AND ENERGY

Among our biggest disappointments were Qwest Communications International, a telecom service provider dogged with accounting problems during the period, and SBC Communications, a local phone operator whose Latin American investments scared away investors. A number of our energy-related names also tumbled, as oil and natural gas prices pulled back over the summer. They included Enron, an energy trader; BJ Services, an oil services company, and El Paso, a natural gas distributor. Our largest energy investment, ExxonMobil, however, benefited from being broadly diversified in a tough market. The Fund also sustained sizable losses from retailers like CVS, a drugstore chain whose expansion plans were postponed by an industry wide shortage of pharmacists, and RadioShack, which had shortfalls related to the sale of its satellite television contracts. Finally, Ford Motor Co. fell as the company cut back on production and laid off workers in the slow economy, causing investors to worry about the potential for future dividend cuts.

"We boosted our stake in
 electric and gas utilities..."

STRENGTH IN BASIC MATERIALS, HEALTH CARE

Some of the Fund's strongest gains came from the basic materials sector. Excellent cost controls and improving balance sheets boosted the stock of specialty metal producers such as AK Steel Holding and Worthington Industries. Chemicals stocks, including Dow Chemical, Air Products & Chemicals and Praxair, also contributed positively to performance. These stocks benefited from reasonable valuations, attractive dividend yields and falling energy prices, which lowered their production costs. Investors also flocked to health-care stocks as health-care insurance prices went up. Companies like Trigon Healthcare, a health management organization, and Tenet Healthcare, a hospital management company, did well because of their consistent earnings growth in a weak economy. Johnson & Johnson, which we sold, rallied in anticipation of strong sales for a new product. Another good performer was Lowe's, the home-improvement retailer, which generated strong earnings growth through efficient operation and aggressive expansion.

[Table at top left-hand side of page entitled "Top five industry groups." The first listing is Oil & gas 10%, the second is U.S. banks 10%, the third Utilities 8%, the fourth Telecommunications 8%, and the fifth Finance 8%.]

[Pie chart at middle of page with heading "Portfolio diversification As a percentage of net assets on Aug. 31, 2001." The chart is divided into two sections (from top to left): Common stock 99% and Short-term investments 1%.]

MIXED RESULTS FOR FINANCIALS

Financial stocks, including banks, finance, asset managers and insurance companies, accounted for 26% of the Fund's assets. Among our largest investments were Bank of America, Washington Mutual and U.S. Bancorp. These stocks benefited as interest rates came down, boosting the difference between what banks pay on deposits and what they charge for loans. Lower rates also helped them by stimulating mortgage refinancing activity. Lincoln National rallied as pricing for property and casualty insurance began to improve. By contrast, some of our other top financial investments, including Wells Fargo, Citigroup and Fannie Mae, had posted strong gains earlier in the cycle and saw flat or modestly negative returns during the period.

SECTOR SHIFTS

We boosted our stake in electric and gas utilities, adding to our investments in Dominion Resources and Exelon, while also purchasing new names like UtiliCorp United. Our focus was on undervalued companies with non-regulated assets that could be spun out as separate entities. We also increased our stake in technology names, buying stocks like Apple Computer and KLA-Tencor (a semiconductor equipment company) that appear reasonably priced and offer strong growth opportunities. We cut back on retail, eliminating weak performers like RadioShack and cutting back on CVS. We also reduced our health-care stake because of concerns about increasing regulation in the pharmaceutical area and a dwindling supply of new products. In the telecom area, we shifted toward conservative names with more predicable earnings growth like Verizon Communications and SBC Communications, while moving out of newer entrants like Qwest.

[Table at top of page entitled "SCORECARD." The header for the left column is "INVESTMENT" and the header for the right column is "RECENT PERFORMANCE...AND WHAT'S BEHIND THE NUMBERS." The first listing is
Lowe's followed by an up arrow with the phrase "Aggressive expansion, strong operating results." The second listing is CVS followed by a down arrow with the phrase "Pharmacist shortage, disappointing same-store sales." The third listing is Ford Motor Co. followed by a down arrow with the phrase "Lower production, lower earnings in slow economy."]

"We believe the market will
 remain volatile near term..."

STAYING THE COURSE

We believe the market will remain volatile near term as investors worry about the economic outlook, the possibility of a slowdown in consumer spending, and, above all, the repercussions from the tragic acts of terrorism that occurred shortly after the end of the period. Third-quarter earnings were already expected to be weak due to the soft economy and seasonal slowdowns in business. What will happen further out to both the economy and the market is less clear. Once justice is restored, however, we are confident the market will return to a more normal course. We believe the best way to be prepared for that eventuality is to stay fully invested now. In our opinion, value stocks offer both attractive valuations and diversification that will continue to serve long-term investors well.

This commentary reflects the views of the portfolio management team through the end of the Fund's period discussed in this report. Of course, the team's views are subject to change as market and other conditions warrant.

1 Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.



A LOOK AT
PERFORMANCE

For the period ended
August 31, 2001.

The index used for
comparison is the
Russell 1000 Value
Index, an unmanaged
index, which measures
the performance of
those Russell 1000
companies with lower
price-to-book ratios
and higher forecasted
growth values.

It is not possible to
invest directly in an
index.

                   Class A      Class B      Class C      Class I 1     Index
Inception date     10-2-95       7-1-99       7-1-99       7-1-99          --

Average annual returns with maximum sales charge (POP)
One year             -8.40%       -9.00%       -6.18%       -3.09%      -1.12%
Five years           11.51%          --           --           --       14.20%
Since inception      12.23%       -5.71%       -4.83%       -3.33%         --

Cumulative total returns with maximum sales charge (POP)
Six months          -10.09%      -10.39%       -7.56%       -5.11%      -3.08%
One year             -8.40%       -9.00%       -6.18%       -3.09%      -1.12%
Five years           72.40%          --           --           --       94.21%
Since inception      97.85%      -11.96%      -10.18%       -7.08%         --

Performance figures assume all distributions are reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 5% and Class C shares of 1%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares' CDSC declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. Sales charge is not applicable for Class I shares. The return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost. Index figures do not reflect sales charges and would be lower if they did.

The returns reflect past results and should not be considered indicative of future performance. The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Fund's performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable. These reductions can be terminated in the future. See the prospectus for details.

1 For certain types of investors, as described in the Fund's prospectus for Class I shares.



GROWTH OF
$10,000

This chart shows what happened to a hypothetical $10,000 investment in Class A shares for the period indicated. For comparison, we've shown the same investment in the Russell 1000 Value Index.

Line chart with the heading "GROWTH OF $10,000." Within the chart are three lines. The first line represents the Index and is equal to $22,031 as of August 31, 2001. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock Core Value
Fund Class A, before sales charge, and is equal to $20,832 as of August 31, 2001. The third line represents the same hypothetical $10,000 investment made in the John Hancock Core Value Fund Class A, after sales charge, and is equal to $19,785 as of August 31, 2001.

                                    Class B      Class C 1    Class I 2
Inception date                       7-1-99       7-1-99       7-1-99
Without sales charge                 $9,073       $9,070       $9,292
With maximum sales charge            $8,800       $8,979           --
Index                                $9,627       $9,627       $9,627

Assuming all distributions were reinvested for the period indicated, the chart above shows the value of a $10,000 investment in the Fund's Class B, Class C and Class I shares as of August 31, 2001. Performance will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

1 No contingent deferred sales charge applicable.

2 For certain types of investors as described in the Fund's prospectus for Class I shares.



FINANCIAL STATEMENTS

FUND'S
INVESTMENTS

Securities owned
by the Fund on
August 31, 2001
(unaudited).

This schedule is divided into two main categories: common stocks and short-term investments. Common stocks are further broken down by industry group. Short-term investments, which represent the Fund's cash position, are listed last.

SHARES                                     ISSUER                                    VALUE
COMMON STOCKS 98.59%                                                           $33,225,789
(Cost $32,019,793)

Aerospace 2.54%                                                                   $857,086
   3,500                                   Boeing Co. (The)                        179,200
   2,300                                   General Dynamics Corp.                  181,608
   2,700                                   Precision Castparts Corp.                92,718
   5,900                                   United Technologies Corp.               403,560

Automobile / Trucks 2.71%                                                          914,299
  21,400                                   Ford Motor Co.                          425,218
   4,900                                   General Motors Corp.                    268,275
   4,400                                   Ryder System, Inc.                       99,396
   7,100                                   Visteon Corp.                           121,410

Banks -- United States 9.85%                                                     3,320,634
  15,200                                   Bank of America Corp.                   934,800
   8,200                                   Bank of New York Co., Inc. (The)        325,540
   3,300                                   Comerica, Inc.                          197,175
   5,800                                   FleetBoston Financial Corp.             213,614
   4,700                                   Mellon Financial Corp.                  165,675
   3,600                                   TCF Financial Corp.                     163,440
  26,000                                   U.S. Bancorp                            630,240
  15,000                                   Wells Fargo & Co.                       690,150

Beverages 1.32%                                                                    445,896
   4,900                                   Anheuser-Busch Cos., Inc.               210,896
   5,000                                   PepsiCo, Inc.                           235,000

Building 1.61%                                                                     542,304
   4,800                                   Black & Decker Corp. (The)              188,784
   2,300                                   Centex Corp.                            100,740
   3,000                                   Danaher Corp.                           166,710
   3,800                                   Sherwin-Williams Co.                     86,070

Chemicals 3.66%                                                                  1,232,615
   7,600                                   Air Products & Chemicals, Inc.          322,240
  14,000                                   Dow Chemical Co.                        490,840
   2,200                                   Eastman Chemical Co.                     85,338
   7,100                                   Praxair, Inc.                           334,197

Computers 5.53%                                                                  1,864,192
   5,000                                   Apple Computer, Inc.*                    92,750
   4,900                                   Cadence Design Systems, Inc.*           107,702
   3,000                                   Electronic Data Systems Corp.           176,940
   4,600                                   First Data Corp.                        302,910
   3,500                                   International Business Machines Corp.   350,000
   3,100                                   Intuit, Inc.*                           117,118
   4,700                                   Lexmark International, Inc.*            244,635
   6,900                                   Network Associates, Inc.*               109,365
   4,900                                   Sabre Holdings Corp.*                   206,682
   6,600                                   SunGard Data Systems, Inc.*             156,090

Cosmetics & Personal Care 0.74%                                                    249,102
   5,400                                   Avon Products, Inc.                     249,102

Diversified Operations 1.74%                                                       586,185
   1,400                                   Johnson Controls, Inc.                  102,550
   2,500                                   Minnesota Mining & Manufacturing Co.    260,250
   4,300                                   Tyco International Ltd.                 223,385

Electronics 2.76%                                                                  929,262
   4,100                                   Advanced Micro Devices, Inc.*            55,555
   4,500                                   General Electric Co.                    184,410
   4,700                                   KLA-Tencor Corp.*                       230,958
  14,200                                   Motorola, Inc.                          247,080
   5,200                                   Tektronix, Inc.*                        101,608
   4,700                                   Vishay Intertechnology, Inc.*           109,651

Finance 8.03%                                                                    2,705,399
  33,300                                   Citigroup, Inc.                       1,523,475
   5,500                                   J.P. Morgan Chase & Co.                 216,700
   9,400                                   Stilwell Financial, Inc.                268,840
  18,600                                   Washington Mutual, Inc.                 696,384

Food 1.17%                                                                         394,712
  12,915                                   Archer Daniels Midland Co.              173,448
   2,600                                   Heinz (H.J.) Co.                        117,468
   4,718                                   Sara Lee Corp.                          103,796

Insurance 5.73%                                                                  1,931,795
   6,100                                   Allstate Corp. (The)                    206,973
   5,500                                   American International Group, Inc.      430,100
   6,200                                   Hartford Financial Services Group,
                                             Inc. (The)                            401,760
   6,900                                   Lincoln National Corp.                  344,034
   1,600                                   PartnerRe Ltd. (United Kingdom)          78,960
   6,400                                   St. Paul Cos., Inc. (The)               268,992
   2,400                                   Torchmark Corp.                         101,376
   1,200                                   XL Capital Ltd. (Class A) (Bermuda)      99,600

Leisure 1.08%                                                                      365,222
  11,200                                   Disney (Walt) Co. (The)                 284,816
   1,800                                   Eastman Kodak Co.                        80,406

Media 2.43%                                                                        817,454
   2,000                                   Clear Channel Communications, Inc.*     100,540
   1,900                                   Gannett Co., Inc.                       117,154
  28,300                                   Liberty Media Corp. (Class A)*          430,160
   4,000                                   Viacom, Inc. (Class B)*                 169,600

Medical 5.21%                                                                    1,755,167
   3,400                                   Abbott Laboratories                     168,980
   4,100                                   American Home Products Corp.            229,600
   2,600                                   Baxter International, Inc.              134,160
   2,600                                   Lincare Holdings, Inc.*                  73,866
   7,500                                   Merck & Co., Inc.                       488,250
   3,800                                   Tenet Healthcare Corp.*                 210,596
   4,900                                   Trigon Healthcare, Inc.*                317,275
   2,800                                   Universal Health Services, Inc.
                                             (Class B)*                            132,440

Metal 1.52%                                                                        511,712
   4,400                                   Alcan, Inc. (Canada)                    159,808
   4,200                                   Alcoa, Inc.                             160,104
  13,700                                   Worthington Industries, Inc.            191,800

Mortgage Banking 2.74%                                                             922,141
  12,100                                   Fannie Mae                              922,141

Office 1.07%                                                                       361,801
   3,400                                   Avery Dennison Corp.                    174,794
   4,300                                   Pitney Bowes, Inc.                      187,007

Oil & Gas 9.88%                                                                  3,329,394
   3,400                                   Ashland, Inc.                           144,160
   4,400                                   Baker Hughes, Inc.                      144,936
   6,000                                   BJ Services Co.*                        134,580
   2,800                                   BP Amoco Plc, American Depositary
                                             Receipts (United Kingdom)             142,464
   3,600                                   Chevron Corp.                           326,700
   3,300                                   Conoco, Inc. (Class A)*                  97,845
   7,700                                   El Paso Corp.                           374,143
   4,800                                   Enron Corp.                             167,952
  37,600                                   Exxon Mobil Corp.                     1,509,640
   2,000                                   Kerr-McGee Corp.                        116,820
   5,400                                   USX -- Marathon Group                   170,154

Paper & Paper Products 0.91%                                                       307,720
   2,800                                   Kimberly-Clark Corp.                    173,740
   4,400                                   Westvaco Corp.                          133,980

Retail 4.69%                                                                     1,579,216
   3,200                                   Brinker International, Inc.*             85,120
   3,600                                   CVS Corp.                               129,996
   4,800                                   Family Dollar Stores, Inc.              144,000
   2,700                                   Kohl's Corp.*                           149,850
  10,400                                   Lowe's Cos., Inc.                       386,880
   5,400                                   May Department Stores Co. (The)         181,710
   8,400                                   Target Corp.                            291,060
   6,000                                   TJX Cos., Inc.                          210,600

Soap & Cleaning Preparations 1.44%                                                 484,125
   3,600                                   Colgate-Palmolive Co.                   194,940
   3,900                                   Procter & Gamble Co. (The)              289,185

Steel 0.83%                                                                        280,512
   9,600                                   AK Steel Holding Corp.                  124,992
   3,200                                   Nucor Corp.                             155,520

Telecommunications 8.11%                                                         2,733,521
   8,000                                   Broadwing, Inc.*                        143,680
   7,100                                   General Motors Corp. (Class H)*         132,415
  15,600                                   SBC Communications, Inc.                638,196
  11,600                                   Sprint Corp. (PCS Group)*               289,768
   6,700                                   Sprint Corp. (FON Group)                156,378
  19,900                                   Verizon Communications, Inc.            995,000
  29,400                                   WorldCom, Inc.*                         378,084

Tobacco 2.01%                                                                      677,820
  14,300                                   Philip Morris Cos., Inc.                677,820

Transportation 0.86%                                                               288,922
   6,500                                   Burlington Northern Santa Fe Corp.      176,215
   6,300                                   Southwest Airlines Co.                  112,707

Utilities 8.42%                                                                  2,837,581
   7,200                                   Allegheny Energy, Inc.                  317,376
  10,600                                   Dominion Resources, Inc.                667,270
   7,800                                   Duke Energy Corp.                       306,618
   9,900                                   Energy East Corp.                       208,494
   8,900                                   Exelon Corp.                            485,940
   5,000                                   Mirant Corp.*                           143,250
   7,900                                   Sempra Energy                           214,011
   8,700                                   UtiliCorp United, Inc.                  279,792
   6,600                                   Williams Cos., Inc. (The)               214,830

                                                   INTEREST       PAR VALUE
ISSUER, DESCRIPTION, MATURITY DATE                   RATE       (000s OMITTED)       VALUE
SHORT-TERM INVESTMENTS 1.32%                                                      $444,000
(Cost $444,000)

Joint Repurchase Agreement (1.32%)
Investment in a joint repurchase agreement
  transaction with UBS Warburg, Inc. -- Dated
  08-31-01, due 09-04-01 (Secured by U.S.
  Treasury Bond 8.75% due 05-15-20
  and U.S. Treasury Note 4.75% due 11-15-08)         3.64%            $444        $444,000

TOTAL INVESTMENTS 99.91%                                                       $33,669,789

OTHER ASSETS AND LIABILITIES, NET 0.09%                                            $29,921

TOTAL NET ASSETS 100.00%                                                       $33,699,710

* Non-income producing security.

Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to
financial statements.




ASSETS AND
LIABILITIES

August 31, 2001
(unaudited).

This Statement
of Assets and
Liabilities is the
Fund's balance
sheet. It shows
the value of
what the fund
owns, is due
and owes. You'll
also find the net
asset value and
the maximum
offering price
per share.

ASSETS
Investments at value (cost $32,463,793)                           $33,669,789
Cash                                                                      729
Receivable for shares sold                                             16,963
Dividends and interest receivable                                      69,028
Other assets                                                            1,520

Total assets                                                       33,758,029

LIABILITIES
Payable for shares repurchased                                         26,758
Payable to affiliates                                                  18,810
Other payables and accrued expenses                                    12,751

Total liabilities                                                      58,319

NET ASSETS
Capital paid-in                                                    33,610,115
Accumulated net realized loss on investments                       (1,117,511)
Net unrealized appreciation of investments                          1,205,996
Undistributed net investment income                                     1,110

Net assets                                                        $33,699,710

NET ASSET VALUE PER SHARE
Based on net asset values and shares outstanding
Class A ($12,140,245 [DIV] 1,009,565 shares)                           $12.03
Class B ($17,290,065 [DIV] 1,444,499 shares)                           $11.97
Class C ($2,591,441 [DIV] 216,503 shares)                              $11.97
Class I ($1,677,959 [DIV] 139,025 shares)                              $12.07

MAXIMUM OFFERING PRICE PER SHARE
Class A1 ($12.03 [DIV] 95%)                                            $12.66
Class C ($11.97 [DIV] 99%)                                             $12.09

1 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

See notes to
financial statements.



OPERATIONS

For the period ended
August 31, 2001
(unaudited).1
This Statement
of Operations
summarizes the
Fund's investment
income earned
and expenses
incurred in oper-
ating the Fund.
It also shows net
gains (losses) for
the period stated.

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $300)                 $293,058
Interest                                                               13,292

Total investment income                                               306,350

EXPENSES
Investment management fee                                             137,150
Class A distribution and service fee                                   18,751
Class B distribution and service fee                                   85,888
Class C distribution and service fee                                   13,220
Class A, B and C transfer agent fee                                    47,832
Class I transfer agent fee                                                491
Registration and filing fee                                            31,032
Custodian fee                                                          16,870
Auditing fee                                                           10,007
Printing                                                                6,070
Accounting and legal services fee                                       3,451
Miscellaneous                                                             831
Trustees' fee                                                             791
Legal fee                                                                 218

Total expenses                                                        372,602
Less expense reductions                                               (52,251)

Net expenses                                                          320,351

Net investment loss                                                   (14,001)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized loss on investments sold                                (546,216)
Change in net unrealized appreciation (depreciation)
  on investments                                                   (1,387,346)

Net realized and unrealized loss                                   (1,933,562)

Decrease in net assets from operations                            ($1,947,563)

1 Semiannual period from 3-01-01 through 8-31-01.

See notes to
financial statements.



CHANGES IN
NET ASSETS

This Statement
of Changes in
Net Assets
shows how the
value of the
Fund's net assets
has changed
since the end of
the previous
period. The dif-
ference reflects
earnings less
expenses, any
investment gains
and losses, distri-
butions paid to
shareholders and
any increase or
decrease in
money share-
holders invested
in the Fund.

                                                      YEAR           PERIOD
                                                     ENDED            ENDED
                                                   2-28-01          8-31-01 1

INCREASE (DECREASE) IN NET ASSETS
From operations

Net investment income (loss)                      $111,061         ($14,001)
Net realized loss                                 (517,363)        (546,216)
Change in net unrealized
  appreciation (depreciation)                    4,528,761       (1,387,346)

Increase (decrease) in net assets
  resulting from operations                      4,122,459       (1,947,563)

Distributions to shareholders
From net investment income
Class A                                            (74,887)              --
Class B                                             (4,857)              --
Class C                                               (157)              --
Class I                                            (52,569)              --
From net realized gain
Class A                                            (20,026)              --
Class B                                            (26,828)              --
Class C                                             (3,088)              --
Class I                                            (10,427)              --
                                                  (192,839)              --

From fund share transactions                     6,552,580        5,194,335

NET ASSETS
Beginning of period                             19,970,738       30,452,938

End of period 2                                $30,452,938      $33,699,710

1 Semiannual period from 3-01-01 through 8-31-01. Unaudited.

2 Includes undistributed net investment income of $15,111 and $1,110, respectively.

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

CLASS A SHARES 1

The Financial Highlights show how the Fund's net asset value for a share has changed since the end of the previous period.


PERIOD ENDED                                           2-28-97     2-28-98     2-28-99     2-29-00     2-28-01     8-31-01 2
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                    $9.47      $10.88      $13.93      $12.36      $10.70      $12.71
Net investment income 3                                   0.23        0.21        0.15        0.13        0.10        0.02
Net realized and unrealized
  gain (loss) on investments                              1.77        3.33        1.23       (1.01)       2.04       (0.70)
Total from
  investment operations                                   2.00        3.54        1.38       (0.88)       2.14       (0.68)
Less distributions
From net investment income                               (0.19)      (0.13)      (0.18)      (0.08)      (0.10)         --
From net realized gain                                   (0.40)      (0.36)      (2.77)      (0.70)      (0.03)         --
                                                         (0.59)      (0.49)      (2.95)      (0.78)      (0.13)         --
Net asset value,
  end of period                                         $10.88      $13.93      $12.36      $10.70      $12.71      $12.03
Total return 4,5 (%)                                     21.36       32.97        9.87       (8.08)      20.02       (5.35)6

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                             $1          $8          $7         $12         $11         $12
Ratio of expenses
  to average net assets (%)                               0.95        0.95        0.95        0.95        1.30        1.50 7
Ratio of adjusted expenses
  to average net assets 8,9 (%)                           6.39        1.90        1.88        1.89        1.62        1.80 7
Ratio of net investment income
  to average net assets (%)                               2.26        1.60        1.03        1.09        0.79        0.29 7
Portfolio turnover (%)                                      66         119          61          76         131          36

See notes to
financial statements.




FINANCIAL
HIGHLIGHTS

CLASS B SHARES

PERIOD ENDED                                           2-29-00 10  2-28-01     8-31-01 2
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                   $13.35      $10.69      $12.69
Net investment income (loss) 3                            0.02       (0.01)      (0.03)
Net realized and unrealized
  gain (loss) on investments                             (2.56)       2.05       (0.69)
Total from
  investment operations                                  (2.54)       2.04       (0.72)
Less distributions
From net investment income                               (0.02)      (0.01)         --
From net realized gain                                   (0.10)      (0.03)         --
                                                         (0.12)      (0.04)         --
Net asset value,
  end of period                                         $10.69      $12.69      $11.97
Total return 4,5 (%)                                    (19.19)6     19.02       (5.67)6

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                             $8         $15         $17
Ratio of expenses
  to average net assets (%)                               1.95 7      2.09        2.20 7
Ratio of adjusted expenses
  to average net assets 8,9 (%)                           2.59 7      2.41        2.50 7
Ratio of net investment income (loss)
  to average net assets (%)                               0.19 7     (0.05)      (0.40)7
Portfolio turnover (%)                                      76         131          36

See notes to
financial statements.




FINANCIAL
HIGHLIGHTS

CLASS C SHARES

PERIOD ENDED                                           2-29-00 10  2-28-01     8-31-01 2
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                   $13.35      $10.69      $12.69
Net investment income (loss) 3                            0.02       (0.01)      (0.03)
Net realized and unrealized
  gain (loss) on investments                             (2.56)       2.04       (0.69)
Total from
  investment operations                                  (2.54)       2.03       (0.72)
Less distributions
From net investment income                               (0.02)         -- 11       --
From net realized gain                                   (0.10)      (0.03)         --
                                                         (0.12)      (0.03)         --
Net asset value,
  end of period                                         $10.69      $12.69      $11.97
Total return 4,5 (%)                                    (19.19)6     18.98       (5.67)6

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                             -- 12       $2          $3
Ratio of expenses
  to average net assets (%)                               1.95 7      2.18        2.20 7
Ratio of adjusted expenses
  to average net assets 8,9 (%)                           2.59 7      2.50        2.50 7
Ratio of net investment income (loss)
  to average net assets (%)                               0.21 7     (0.16)      (0.41)7
Portfolio turnover (%)                                      76         131          36

See notes to
financial statements.




FINANCIAL
HIGHLIGHTS

CLASS I SHARES

PERIOD ENDED                                           2-29-00 10  2-28-01     8-31-01 2
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                   $13.35      $10.70      $12.72
Net investment income 3                                   0.09        0.12        0.05
Net realized and unrealized
  gain (loss) on investments                             (2.56)       2.07       (0.70)
Total from
  investment operations                                  (2.47)       2.19       (0.65)
Less distributions
From net investment income                               (0.08)      (0.14)         --
From net realized gain                                   (0.10)      (0.03)         --
                                                         (0.18)      (0.17)         --
Net asset value,
  end of period                                         $10.70      $12.72      $12.07
Total return 4,5 (%)                                    (18.71)6     20.46       (5.11)6

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                             $1          $2          $2
Ratio of expenses
  to average net assets (%)                               0.95 10     0.95        0.95 7
Ratio of adjusted expenses
  to average net assets 8,9 (%)                           1.59 10     1.27        1.25 7
Ratio of net investment income
  to average net assets (%)                               1.09 10     0.97        0.83 7
Portfolio turnover (%)                                      76         131          36

 1 Effective 7-1-99, existing shares of the Fund were designated Class A shares. The Fund, which had previously only been sold to institutional investors, also became available for sale to individual investors.

 2 Semiannual period from 3-01-01 through 8-31-01. Unaudited.

 3 Based on the average of the shares outstanding at the end of each month.

 4 Assumes dividend reinvestment and does not reflect the effect of sales charges.

 5 Total returns would have been lower had certain expenses not been reduced during the periods shown.

 6 Not annualized.

 7 Annualized.

 8 Does not take into consideration expense reductions during the periods shown.

 9 Adjusted expenses as a percentage of average net assets are expected to decrease as the net assets of the fund grow.

10 Class B, Class C and Class I shares began operations on 7-1-99.

11 Less than $0.01 per share.

12 Less than $500,000.

See notes to
financial statements.




NOTES TO
STATEMENTS

Unaudited.

NOTE A
Accounting policies

John Hancock Core Value Fund (the "Fund") is a diversified series of John Hancock Institutional Series Trust, an open-end investment management company registered under the Investment Company Act of 1940. The investment objective of the Fund is to seek above-average total return through investments in large-capitalization stocks that appear relatively undervalued.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B, Class C and Class I shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting policies of the Fund are as follows:

Valuation of investments

Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value.

Joint repurchase agreement

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

Class allocations

Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, and transfer agent fees for Class I shares, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

Expenses

The majority of the expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

Bank borrowings

The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a syndicated line of credit agreement with various banks. This agreement enables the Fund to participate with other funds managed by the Adviser in an unsecured line of credit with banks, which permit borrowings up to $500 million, collectively. Interest is charged to each fund, based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit and is allocated among the participating funds. The Fund had no borrowing activity under the line of credit during the period ended August 31, 2001.

Securities lending

The Fund may lend securities to certain qualified brokers who pay the Fund negotiated lender fees. These fees are included in interest income. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral, should the borrower of the securities fail financially. At August 31, 2001, the Fund loaned securities having a market value of $104,420 collateralized by securities in the amount of $106,508.

Federal income taxes

The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income which is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $86,884 of capital loss carryforwards available, to the extent provided by regulations, to offset future net realized capital gains. To the extent such carryforwards are used by the Fund, no capital gain distributions will be made. The carryforwards expire on February 28, 2009.

Dividends, interest  and distributions

Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

NOTE B
Management fee and transactions with affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a monthly management fee to the Adviser equivalent, on an annual basis, to the sum of: (a) 0.80% of the first $500,000,000 of the Fund's average daily net asset value and (b) 0.75% of the Fund's average daily net asset value in excess of $500,000,000.

The Fund and the Adviser have a subadvisory contract with Independence Investment LLC, a wholly owned indirect subsidiary of John Hancock Life Insurance company ("JHLICo"), the Adviser's indirect parent company. The Fund is not responsible for the payment of the subadviser's fees.

The Adviser had agreed to limit the Fund's expenses, (excluding the distribution and service fee and the transfer agent fee) to 0.90% of the Fund's average daily net assets, at least until June 30, 2002. Accordingly, the expense reduction amounted to $52,251 for the period ended August 31, 2001. The Adviser reserves the right to terminate this limitation in the future.

The Fund has Distribution Plans with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. The Fund has adopted Distribution Plans with respect to Class A, Class B and Class C pursuant to Rule 12b-1 under the Investment Company Act of 1940 to reimburse JH Funds for the services it provides as distributor of shares of the Fund. Accordingly, the Fund makes payments to JH Funds at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B and Class C average daily net assets, to reimburse JH Funds for its distribution and service costs. A maximum of 0.25% of such payments may be service fees as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

Class A and Class C shares are assessed up-front sales charges. During the period ended August 31, 2001, JH Funds received net up-front sales charges of $40,324 with regard to sales of Class A shares. Of this amount, $5,525 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $26,432 was paid as sales commissions to unrelated broker-dealers and $8,367 was paid as sales commissions to sales personnel of Signator Investors, Inc. ("Signator Investors"), a related broker-dealer. JHLICo is the indirect sole shareholder of Signator Investors. During the period ended August 31, 2001, JH Funds received net up-front sales charges of $27,367 with regard to sales of Class C shares. Of this amount, $24,791 was paid as sales commissions to unrelated broker-dealers and $2,576 was paid as sales commissions to sales personnel of Signator Investors.

Class B shares which are redeemed within six years of purchase are subject to a contingent deferred sales charge ("CDSC") at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares which are redeemed within one year of purchase are subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution related services to the Fund in connection with the sale of Class B and Class C shares. For the period ended August 31, 2001, CDSCs received by JH Funds amounted to $51,443 for Class B shares and $840 for Class C shares.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. ("Signature Services"), an indirect subsidiary of JHLICo. The Fund pays monthly transfer agent fees to Signature Services for Class A, Class B and Class C shares, based on the number of shareholder accounts plus certain out-of-pocket expenses, based on relative net asset values of the Classes. For Class I shares, the Fund pays a monthly transfer agent fee at an annual rate of 0.05% of the average daily net assets attributable to Class I shares plus certain out-of-pocket expenses.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the period was at an annual rate of 0.02% of the average net assets of the Fund.

Ms. Maureen R. Ford and Mr. John M. DeCiccio are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compen-sation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The Deferred Compen-sation Plan investments had no impact on the operations of the Fund.

NOTE C
Fund share transactions

This listing illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value. The Fund has an unlimited number of shares authorized with no par value.

                                YEAR ENDED 2-28-01       PERIOD ENDED 8-31-01 1
                             SHARES         AMOUNT      SHARES         AMOUNT
CLASS A SHARES
Sold                         969,558    $11,902,659    628,417     $7,987,589
Distributions reinvested       6,795         86,275         --             --
Repurchased               (1,164,788)   (14,110,468)  (505,565)    (6,441,270)
Net increase (decrease)     (188,435)   ($2,121,534)   122,852     $1,546,319

CLASS B SHARES
Sold                         831,628    $10,273,196    476,001     $5,997,646
Distributions reinvested       2,251         28,477         --             --
Repurchased                 (372,278)    (4,562,772)  (198,552)    (2,491,599)
Net increase                 461,601     $5,738,901    277,449     $3,506,047

CLASS C SHARES
Sold                         181,694     $2,251,192     70,399       $888,454
Distributions reinvested         217          2,761         --             --
Repurchased                  (30,265)      (374,467)   (29,676)      (368,932)
Net increase                 151,646     $1,879,486     40,723       $519,522

CLASS I SHARES
Sold                         515,685     $6,276,886      8,495       $108,658
Distributions reinvested       4,964         62,996         --             --
Repurchased                 (414,235)    (5,284,155)   (38,109)      (486,211)
Net increase (decrease)      106,414     $1,055,727    (29,614)     ($377,553)

NET INCREASE                 531,226     $6,552,580    411,410     $5,194,335

1 Semiannual period from 3-01-01 through 8-31-01. Unaudited.

NOTE D
Investment transactions

Purchases and proceeds from sales of securities, other than short-term securities and obligations of the U.S. government, during the period ended August 31, 2001, aggregated $17,675,222 and $12,155,055, respectively.

The cost of investments owned at August 31, 2001 (including short-term investments) for federal income tax purposes was $32,583,933. Gross unrealized appreciation and depreciation of investments aggregated $3,218,427 and $2,132,571, respectively, resulting in net unrealized appreciation of $1,085,856.



FOR YOUR
INFORMATION

TRUSTEES
James F. Carlin*
William H. Cunningham
John M. DeCiccio
Ronald R. Dion
Maureen R. Ford
Charles L. Ladner
Steven R. Pruchansky*
Lt. Gen. Norman H. Smith,  USMC (Ret.)
John P. Toolan*
*Members of the Audit Committee

OFFICERS

Maureen R. Ford
Chairman, President
and Chief Executive Officer

William L. Braman
Executive Vice President
and Chief Investment Officer

Richard A. Brown
Senior Vice President
and Chief Financial Officer

Susan S. Newton
Senior Vice President
and Secretary

William H. King
Vice President
and Treasurer

Thomas H. Connors
Vice President
and Compliance Officer

INVESTMENT ADVISER
John Hancock Advisers, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

SUBADVISER
Independence Investment LLC
53 State Street
Boston, Massachusetts 02109

PRINCIPAL DISTRIBUTOR
John Hancock Funds, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

TRANSFER AGENT
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, Massachusetts 02217-1000

LEGAL COUNSEL
Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803


HOW TO
CONTACT US

On the Internet                   www.jhfunds.com

By Regular Mail                   John Hancock Signature Services, Inc.
                                  1 John Hancock Way, Suite 1000
                                  Boston, MA 02217-1000

By Express Mail                   John Hancock Signature Services, Inc.
                                  Attn: Mutual Fund Image Operations
                                  529 Main Street
                                  Charlestown, MA 02129

Customer Service Representatives  1-800-225-5291

24-hour Automated Information     1-800-338-8080

TDD Line                          1-800-544-6713



[A 1 1/2" x 1/2" John Hancock (Signature) logo in upper left hand corner. A tag line below reads "JOHN HANCOCK FUNDS."]

1-800-225-5291
1-800-544-6713 (TDD)
1-800-338-8080 EASI-Line

www.jhfunds.com

Now available: electronic delivery
www.jhancock.com/funds/edelivery

This report is for the information of the shareholders of the John Hancock Core Value Fund.

880SA   8/01
       10/01

                                     PART C

                                OTHER INFORMATION

ITEM 15.  INDEMNIFICATION

No change from the information set forth in Item 27 of the Registration Statement of John Hancock Capital Series (the "Registrant") on Form N-1A under the Securities Act of 1933 and the Investment company Act of 1940 (File Nos. 2-29502 and 811-1677), which information is incorporated herein by reference.



ITEM 16. EXHIBITS:

1                         Registrant's Amended and Restated       Filed as Exhibit 99.a to Registrant's
                          Declaration of Trust                    Registration Statement on Form N-1A and
                                                                  incorporated herein by reference to
                                                                  post-effective amendment no. 54 (file
                                                                  nos. 811-1677 and 2-29502 on February 29,
                                                                  2000; accession
                                                                  no. 0001010521-00-000204)
                                                                  ("PEA 54 ")

1.1                       Amendment to Declaration of Trust       Filed as Exhibit 99.a.1 to PEA 54 and
                                                                  incorporated herein by reference

1.2                       Amendment to Declaration of Trust       Filed as Exhibit 99.a.2 to Registrant's
                                                                  Registration Statement on Form N-1A and
                                                                  incorporated herein by reference to
                                                                  post-effective amendment no. 58 (file
                                                                  nos. 811-1677 and 2-29502 on December 28,
                                                                  2001; accession no. 0001010521-01-500304)
                                                                  ("PEA 58")




1.3                       Amendment to Declaration of Trust       Filed herewith as Exhibit 1.

2                         Amended and Restated By-Laws of         Filed as Exhibit 99.b to Registrant's
                          Registrant                              Registration Statement on Form N-1A and
                                                                  incorporated herein by reference to
                                                                  post-effective amendment no. 48 (file
                                                                  nos. 811-1677 and 2-29502 on February 27,
                                                                  1997; accession
                                                                  no. 0001010521-97-000229)
                                                                  ("PEA 48 ")

2.1                       Amendment to Amended and Restated       Filed herewith as Exhibit 2.
                          By-Laws of Registrant

3                         Not applicable

4                         Form of Agreement and Plan of           Filed herewith as Exhibit A to the Proxy
                          reorganization                          Statement and Prospectus included as Part
                                                                  A of this Registration Statement

5                         Not applicable

6                         Investment Management Contract          Filed as Exhibit 99.d. to Registrant's
                          between Core Equity Fund and John       Registration Statement on Form N-1A and
                          Hancock Advisers, LLC                   incorporated herein by reference to
                                                                  post-effective amendment no. 52 (file
                                                                  nos. 811-1677 and 2-29502 on February
                                                                  22,1999; accession no.
                                                                  0001010521-99-000135) ("PEA 52")

6.1                       Sub-Investment Advisory Contract        Filed as Exhibit 99.d.1 to PEA 48 and
                          between Core Equity Fund,               incorporated herein by reference
                          Independence Investment LLC and John
                          Hancock Advisers, LLC




6.2                       Form of Investment Management           Filed as Exhibit 99.d.2 to Registrant's
                          Contract between John Hancock U.S.      Registration Statement on Form N-1A and
                          Global Leaders Growth Fund and John     incorporated herein by reference to
                          Hancock Advisers, LLC                   post-effective amendment no. 60 (file
                                                                  nos. 811-1677 and 2-29502 on February
                                                                  27,2002; accession no.
                                                                  0001010521-02-000114) ("PEA 60")

6.3                       Form of Sub-Investment Advisory         Filed as Exhibit 99.d.3 to PEA 60 and
                          Contract between U.S. Global Leaders    incorporated herein by reference
                          Growth Fund, Yeager, Wood & Marshall,
                          Inc. and John Hancock Advisers, LLC

7                         Distribution Agreement between the      Filed as Exhibit 99.e to Registrant's
                          Registrant and John Hancock Funds,      Registration Statement on Form N-1A and
                          LLC. (formerly named John Hancock       incorporated herein by reference to
                          Broker Distribution Services, Inc       post-effective amendment no. 44 (file
                                                                  nos. 811-1677 and 2-29502 on April 26,
                                                                  1995; accession
                                                                  no.0000950146-95-000180)
                                                                  ("PEA 44 ")

7.1                       Amendment to Distribution Agreement     Filed as Exhibit 99.e.1 to PEA 44 and
                          between the Registrant and John         incorporated herein by reference
                          Hancock Funds, LLC

7.2                       Form of Soliciting Dealer Agreement     Filed as Exhibit 99.e.2 to PEA 52 and
                          between John Hancock Funds, LLC and     incorporated herein by reference
                          Selected Dealers

7.3                       Form of Financial Institution Sales     Filed as Exhibit 99.e.3 to PEA 44 and
                          and Services Agreement                  incorporated herein by reference

7.4                       Amendment to Distribution Agreement     Filed as Exhibit 99.e.4 to PEA 48 and
                          between the Registrant and John         incorporated herein by reference
                          Hancock Funds, LLC




8                         Not applicable.

9                         Master Custodian Agreement between      Filed as Exhibit 99.g to PEA 58 and
                          John Hancock Mutual Funds (including    incorporated herein by reference
                          Registrant) and The Bank of New York

10                        Amended & Restate Master Transfer       Filed as Exhibit 99.h to PEA 52 and
                          Agent Service Agreement between John    incorporated herein by reference
                          Hancock Mutual Funds (including
                          Registrant) and John Hancock Funds,
                          LLC

10.1                      Class A and Class B Distribution        Filed as Exhibit 99.m to PEA 48 and
                          Plans between Registrant and John       incorporated herein by reference
                          Hancock Funds, LLC

10.2                      Class C Distribution Plans between      Filed as Exhibit 99.m.1 to PEA 52 and
                          Registrant and John Hancock Funds, LLC  incorporated herein by reference

10.3                      John Hancock Funds Class A, Class B     Filed as Exhibit 99.o to PEA 52 and
                          and Class C Amended and restated        incorporated herein by reference
                          Multiple Class Plan pursuant to Rule
                          18f-3

10.4                      John Hancock Funds Class A, Class B,    Filed as Exhibit 99.p to PEA 53 and
                          Class C and Class I Amended and         incorporated herein by reference
                          restated Multiple Class Plan pursuant
                          to
                          Rule 18f-3



11                        Opinion as to legality of shares and    Filed herewith as Exhibit 14
                          consent

12                        Form of opinion as to tax matters and   Filed herewith as Exhibit 15
                          consent




13                        Accounting and Legal Services           Filed as Exhibit 99.h.1 to Registrant's
                          Agreement between John Hancock          Registration Statement on Form N-1A and
                          Advisers, LLC and Registrant.           incorporated herein by reference to
                                                                  post-effective amendment no. 46 (file
                                                                  nos. 811-1677 and 2-29502 on June 14,
                                                                  1996; accession no. 0001010521-96-000095)
                                                                  ("PEA 46")

13.1                      Amended and Restated Master Transfer    Filed as Exhibit 99.h to PEA 52 and
                          Agent Service Agreement between John    incorporated herein by reference
                          Hancock Mutual Funds (including
                          Registrant) and John Hancock Funds,
                          LLC

14                        Consents of Deloitte & Touche LLP       Filed herewith as Exhibit 17
                          regarding the audited financial
                          statement of Core Growth Fund and
                          Core Value Fund.
                          Consents of PricewaterhouseCoopers
                          regarding the audited financial
                          statement of Core Equity Fund

15                        Not applicable

16                        Powers of Attorney                      Filed as addendum to signature pages and
                                                                  incorporated herein by reference

17                        Code of Ethics- John Hancock Funds,     Filed as Exhibit 99.p to Registrant's
                          LLC and Independence Investment LLC     Registration Statement on Form N-1A and
                                                                  incorporated herein by reference to
                                                                  post-effective amendment no. 55 (file
                                                                  nos. 811-1677 and 2-29502 on June 14,
                                                                  1996; accession no. 0001010521-00-000251)
                                                                  ("PEA 55")




ITEM 17. UNDERTAKINGS.

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is part of this registration statement by any person or party which is deemed to be an underwriter within the meaning of Rule 145(c) under the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.



                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has caused this Registration Statement on Form N-14 to be signed on its behalf by the undersigned, duly authorized, in the City of Boston and The
Commonwealth of Massachusetts on the 8th day of March, 2002.

                            JOHN HANCOCK CAPITAL SERIES


                            By:            *
                                 ----------------------
                                 Maureen R. Ford
                                 Chairman, President and Chief Executive Officer

         Pursuant to the requirements of the Securities Act of 1933, the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


                Signature                             Title                         Date
                ---------                             -----                         ----


        *
------------------------                    Trustee, Chairman, President
Maureen R. Ford                             and Chief Executive Officer

        *                                   Senior Vice President and
------------------------                    Chief Financial Officer
Richard A. Brown

/s/William H. King                          Vice President, Treasurer             March 8, 2002
------------------------                    (Chief Accounting Officer)
William H. King

________*_______________                    Trustee
Dennis S. Aronowitz

________*_______________                    Trustee
Richard P. Chapman, Jr.

________*_______________                    Trustee
William J. Cosgrove

________*_______________                    Trustee
John M. DeCiccio





________*_______________           Trustee
Richard A. Farrell

________*_______________           Trustee
Gail D. Fosler

_________*______________           Trustee
William F. Glavin

________*________________          Trustee
John A. Moore

_________*_______________          Trustee
Patti McGill Peterson

_________*_______________          Trustee
John W. Pratt



By:      /s/Susan S. Newton                                  March 8, 2002
         ------------------
         Susan S. Newton,
         Attorney-in-Fact.
         Power of Attorney dated
         June 23, 2001 and
         September 12, 2001.





Panel A
-------
John Hancock Capital Series                                      John Hancock Strategic Series
John Hancock Declaration Trust                                   John Hancock Tax-Exempt Series Fund
John Hancock Income Securities Trust                             John Hancock World Fund
John Hancock Investors Trust                                     John Hancock Investment Trust II
John Hancock Equity Trust                                        John Hancock Investment Trust III
John Hancock Sovereign Bond Fund


Panel B
-------
John Hancock Bank and Thrift Opportunity Fund                    John Hancock Patriot Global Dividend Fund
John Hancock Bond Trust                                          John Hancock Patriot Preferred Dividend Fund
John Hancock California Tax-Free Income Fund                     John Hancock Patriot Premium Dividend Fund I
John Hancock Current Interest                                    John Hancock Patriot Premium Dividend Fund II
John Hancock Institutional Series Trust                          John Hancock Patriot Select Dividend Trust
John Hancock Investment Trust                                    John Hancock Series Trust
John Hancock Cash Reserve, Inc.                                  John Hancock Tax-Free Bond Trust



                                POWER OF ATTORNEY
                                -----------------

         The undersigned Officer of each of the above listed Trusts, each a Massachusetts business trust, or Maryland Corporation, does hereby severally constitute and appoint SUSAN S. NEWTON, WILLIAM H. KING, AND AVERY P. MAHER, and each acting singly, to be my true, sufficient and lawful attorneys, with full power to each of them, and each acting singly, to sign for me, in my name and in the capacity indicated below, any Registration Statement on Form N-1A and any Registration Statement on Form N-14 to be filed by the Trust under the Investment Company Act of 1940, as amended (the "1940 Act"), and under the
Securities Act of 1933, as amended (the "1933 Act"), and any and all amendments to said Registration Statements, with respect to the offering of shares and any and all other documents and papers relating thereto, and generally to do all such things in my name and on my behalf in the capacity indicated to enable the Trust to comply with the 1940 Act and the 1933 Act, and all requirements of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by said attorneys or each of them to any such Registration Statements and any and all amendments thereto.

         IN WITNESS WHEREOF, I have hereunder set my hand on this Instrument as of the 23rd day of June, 2001.


                                               /s/Richard A. Brown
                                               -------------------
                                               Richard A. Brown
                                               Chief Financial Officer



Commonwealth of Massachusetts                             )ss
----------------------------------------------------------
COUNTY OF Suffolk                                         )
          ------------------------------------------------

         Then personally appeared the above-named Richard A. Brown, who acknowledged the foregoing instrument to be his free act and deed, before me, this 23rd day of June, 2001.

                                 /s/Erika L. Nager
                                 -----------------
                                 Notary Public

                                 My Commission Expires:  June 14, 2007
                                                         -------------


s:\general\prwattn\01June23.doc





John Hancock Capital Series                                      John Hancock Strategic Series
John Hancock Declaration Trust                                   John Hancock Tax-Exempt Series Fund
John Hancock Income Securities Trust                             John Hancock World Fund
John Hancock Investors Trust                                     John Hancock Investment Trust II
John Hancock Equity Trust                                        John Hancock Investment Trust III
John Hancock Sovereign Bond Fund


                                POWER OF ATTORNEY

         The undersigned Trustee/Officer of each of the above listed Trusts, each a Massachusetts business trust or Maryland corporation, does hereby severally constitute and appoint Susan S. Newton, WILLIAM h. KING, and AVERY P.
MAHER, and each acting singly, to be my true, sufficient and lawful attorneys, with full power to each of them, and each acting singly, to sign for me, in my name and in the capacity indicated below, any Registration Statement on Form
N-1A and any Registration Statement on Form N-14 to be filed by the Trust under the Investment Company Act of 1940, as amended (the "1940 Act"), and under the Securities Act of 1933, as amended (the "1933 Act"), and any and all amendments to said Registration Statements, with respect to the offering of shares and any and all other documents and papers relating thereto, and generally to do all such things in my name and on my behalf in the capacity indicated to enable the Trust to comply with the 1940 Act and the 1933 Act, and all requirements of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by said attorneys or each of them to any such Registration Statements and any and all amendments thereto.

         IN WITNESS WHEREOF, I have hereunder set my hand on this Instrument as of the 12th day of September, 2001.



/s/ Maureen R. Ford                                  /s/Gail D. Fosler
-------------------                                  -----------------
Maureen R. Ford, as Chairman and Chief               Gail D. Fosler
Exective Officer

/s/John M. DeCiccio                                  /s/William F. Glavin
-------------------                                  --------------------
John M. DeCiccio, as Trustee                         William F. Glavin

/s/Dennis S. Aronowitz                               /s/John A. Moore
----------------------                               ----------------
Dennis S. Aronowitz                                  John A. Moore

/s/Richard P. Champman, Jr.                          /s/Patti McGill Peterson
---------------------------                          ------------------------
Richard P. Chapman, Jr.                              Patti McGill Peterson

/s/William J. Cosgrove                               /s/John W. Pratt
----------------------                               ----------------
William J. Cosgrove                                  John W. Pratt

/s/Richard A. Farell
--------------------
Richard A. Farrell







COMMONWEALTH OF MASSACHIUSETTS)
------------------------------
                              )ss
COUNTY OF SUFFOLK             )
-----------------

         Then personally appeared the above-named Richard A. Brown, who acknowledged the foregoing instrument to be his free act and deed, before me, this 23rd day of June, 2001.

                                 /s/Erika Nager
                                 --------------
                                 Notary Public

                                 My Commission Expires:  June 14, 2007
                                                         -------------


s:\general\prwattn\01Sept12.doc

                                  EXHIBIT INDEX

The following exhibits are filed as part of this Registration Statement:

Exhibit No.                Description

2        Amendment to Amended and Restated By-Laws of Registrant

4 Agreement and Plan of Reorganization between the John Hancock Core Equity Fund (the "Acquiring Fund") and John Hancock Core Growth Fund and John Hancock Core Value Fund (the "Acquired Funds") (filed as EXHIBIT A to Part A of this Registration Statement).

14       Opinion as to legality of shares and consent.

15       Form of opinion as to tax matters and consent.

17 Consent of PricewaterhouseCoopers LLP regarding the audited financial statements and highlights of the John Hancock Core Equity Fund. Consent of Deloitte & Touche LLP regarding the audited financial statements and highlights of the John Hancock Core Growth Fund and John Hancock Core Value Fund.